As filed with the Securities and Exchange Commission on March 4, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact name of registrant as specified in charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of principal executive offices) (Zip Code)

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: 1-800-851-9777

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2024

Item 1:	Report(s) to Shareholders.

(a)

Annual Shareholder Report

Transamerica 60/40 Allocation VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica 60/40 Allocation VP (the "Portfolio") seeks long-term capital appreciation and current income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$47	0.44%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Despite growing market expectations for economic slowing near the beginning of the Portfolio’s fiscal year ended December 31, 2024, the broad economy remained robust throughout the period, and corporate earnings continued to grow. This occurred as inflation declined and investors eagerly anticipated the U.S. Federal Reserve rate cuts.

These combined dynamics helped equities achieve strong returns by historical standards in the fiscal year. The U.S. stock market rallied consistently and aggressively throughout most of the fiscal year, with the S&P 500® Index achieving a total return of 25.02% for the year ended December 31, 2024. While the expected rate cuts were slower to come than the market expected, the strength of the economy and declining inflation helped to maintain the strong risk appetite from investors. When the first rate cut of 50 basis points finally came in September, markets continued to rally.

Fixed income market returns were muted as interest rates remained volatile throughout 2024. Credit, especially non-investment grade rallied in the fiscal year as investor appetite remained strong.

The Portfolio is a fund of funds designed to strategically allocate approximately 60% in equities and 40% to fixed income, by investing in underlying Transamerica funds and portfolios.

Equity and fixed income markets both advanced in the fiscal year, helping the Portfolio achieve positive returns. The top performing underlying holdings during the fiscal year were both equity portfolios, Transamerica S&P 500 Index VP and Transamerica MSCI EAFE Index VP. Transamerica S&P 500 Index VP, which invests in large cap U.S. equities, returned 24.82%. Transamerica MSCI EAFE Index VP, which invests in non-US developed markets, returned 3.32%.

While the above equity portfolios were the top performers in the fiscal year, the Portfolio’s fixed income fund holdings also achieved gains. Transamerica Core Bond gained 1.51%, and Transamerica Short-Term Bond returned 5.19% during the fiscal year. The Portfolio was rebalanced periodically throughout the fiscal year with the aim of minimizing drift and maintaining our target allocations over time.

Transamerica 60/40 Allocation VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index	Transamerica 60/40 Allocation VP Blended Benchmark
1/12/2018	$10,000	$10,000	$10,000
1/31/2018	$10,050	$10,207	$10,095
2/28/2018	$9,760	$9,831	$9,820
3/31/2018	$9,660	$9,581	$9,707
4/30/2018	$9,670	$9,618	$9,728
5/31/2018	$9,750	$9,849	$9,828
6/30/2018	$9,760	$9,910	$9,833
7/31/2018	$9,950	$10,279	$10,035
8/31/2018	$10,080	$10,614	$10,179
9/30/2018	$10,080	$10,674	$10,192
10/31/2018	$9,620	$9,944	$9,724
11/30/2018	$9,730	$10,147	$9,835
12/31/2018	$9,330	$9,231	$9,436
1/31/2019	$9,800	$9,971	$9,909
2/28/2019	$9,980	$10,291	$10,088
3/31/2019	$10,150	$10,491	$10,263
4/30/2019	$10,380	$10,916	$10,495
5/31/2019	$10,080	$10,222	$10,193
6/30/2019	$10,520	$10,942	$10,659
7/31/2019	$10,570	$11,100	$10,717
8/31/2019	$10,567	$10,924	$10,710
9/30/2019	$10,667	$11,128	$10,823
10/31/2019	$10,847	$11,369	$11,000
11/30/2019	$11,028	$11,782	$11,196
12/31/2019	$11,208	$12,137	$11,399
1/31/2020	$11,258	$12,133	$11,449
2/29/2020	$10,777	$11,134	$10,953
3/31/2020	$9,855	$9,759	$10,099
4/30/2020	$10,577	$11,010	$10,851
5/31/2020	$10,897	$11,534	$11,175
6/30/2020	$11,118	$11,764	$11,360
7/31/2020	$11,489	$12,427	$11,756
8/31/2020	$11,917	$13,320	$12,189
9/30/2020	$11,665	$12,814	$11,930
10/31/2020	$11,432	$12,473	$11,695
11/30/2020	$12,292	$13,839	$12,588
12/31/2020	$12,605	$14,371	$12,901
1/31/2021	$12,494	$14,226	$12,785
2/28/2021	$12,656	$14,618	$12,913
3/31/2021	$12,919	$15,258	$13,147
4/30/2021	$13,314	$16,072	$13,564
5/31/2021	$13,445	$16,185	$13,690
6/30/2021	$13,566	$16,562	$13,850
7/31/2021	$13,759	$16,956	$14,075
8/31/2021	$13,966	$17,471	$14,294
9/30/2021	$13,579	$16,659	$13,883
10/31/2021	$14,040	$17,826	$14,371
11/30/2021	$13,903	$17,702	$14,243
12/31/2021	$14,281	$18,496	$14,625
1/31/2022	$13,788	$17,539	$14,052
2/28/2022	$13,484	$17,013	$13,763
3/31/2022	$13,610	$17,645	$13,853
4/30/2022	$12,835	$16,107	$12,965
5/31/2022	$12,866	$16,136	$13,023
6/30/2022	$12,154	$14,804	$12,277
7/31/2022	$12,814	$16,169	$12,998
8/31/2022	$12,388	$15,510	$12,520
9/30/2022	$11,556	$14,081	$11,609
10/31/2022	$12,033	$15,221	$12,065
11/30/2022	$12,676	$16,072	$12,750
12/31/2022	$12,310	$15,146	$12,398
1/31/2023	$12,909	$16,098	$13,052
2/28/2023	$12,632	$15,705	$12,733
3/31/2023	$12,976	$16,282	$13,120
4/30/2023	$13,142	$16,536	$13,299
5/31/2023	$13,053	$16,608	$13,183
6/30/2023	$13,508	$17,705	$13,646
7/31/2023	$13,774	$18,274	$13,906
8/31/2023	$13,588	$17,983	$13,691
9/30/2023	$13,150	$17,125	$13,188
10/31/2023	$12,915	$16,765	$12,899
11/30/2023	$13,746	$18,296	$13,843
12/31/2023	$14,273	$19,128	$14,448
1/31/2024	$14,386	$19,449	$14,554
2/29/2024	$14,734	$20,487	$14,861
3/31/2024	$15,060	$21,147	$15,205
4/30/2024	$14,622	$20,283	$14,713
5/31/2024	$15,127	$21,289	$15,227
6/30/2024	$15,374	$22,052	$15,493
7/31/2024	$15,599	$22,321	$15,791
8/31/2024	$15,930	$22,862	$16,131
9/30/2024	$16,160	$23,351	$16,395
10/31/2024	$15,861	$23,139	$16,032
11/30/2024	$16,322	$24,497	$16,510
12/31/2024	$16,034	$23,913	$16,168

Average Annual Total Returns

I6DE2	1 Year	5 Years	Since Inception 1/12/18
Service Class	12.33%	7.42%	7.01%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.32%
Transamerica 60/40 Allocation VP Blended BenchmarkFootnote Reference(b)	11.90%	7.24%	7.14%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica 60/40 Allocation VP Blended Benchmark consists of 45% S&P 500® Index, 15% MSCI EAFE Index and 40% Bloomberg US Aggregate Bond Index. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$80,007,211
Number of Portfolio Holdings	4
Portfolio Turnover Rate	7%
Total Advisory Fees Paid (net of waivers and reimbursements)	$97,993

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	44.7%
U.S. Fixed Income Funds	40.2
International Equity Funds	15.2
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica 60/40 Allocation VP

Service Class

Top Holdings (Percentage of Net Assets)

Transamerica S&P 500 Index VP, Initial Class	44.7%
Transamerica Core Bond, Class I2	20.1
Transamerica Short-Term Bond, Class I2	20.1
Transamerica MSCI EAFE Index VP, Initial Class	15.2

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica 60/40 Allocation VP

Service Class

Annual Shareholder Report

Transamerica Aegon Bond VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Aegon Bond VP (the "Portfolio") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$54	0.53%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Performance was driven by an overweight to credit relative to the Bloomberg US Aggregate Bond Index (the “Benchmark”) during the Portfolio’s fiscal year ended December 31, 2024. This positioning led the Portfolio to generate additional yield and to benefit more from the positive impact on price of spread compression as compared to the Benchmark. Duration and curve positioning factors modestly detracted from relative performance.

At the sector level, selection within investment grade corporate credit and an off-benchmark allocation to high yield corporate credit were significant contributors to relative returns. An overweight allocation to asset-backed securities (“ABS”) and an off-benchmark allocation to non-agency residential mortgage-backed securities (“RMBS”) also contributed.

Selection in government securities was the largest detractor to relative performance. During the fiscal year, the Portfolio held longer-duration government securities relative to the Benchmark. This positioning negatively impacted relative performance given the shift higher in rates over the fiscal year.

Within corporate credit, the largest contributors to relative returns were selection within technology, consumer non-cyclicals and energy. Detractors included overweight allocations to consumer non-cyclicals, technology and transportation.

From a positioning perspective, the sub-adviser reduced exposure to US Treasury securities during the fiscal year and added select corporate and securitized credit that the team viewed attractively on a fundamental and relative value basis. Notable additions were made in non-agency RMBS and ABS deals collateralized by timeshares and triple net leases. Within investment grade corporates, allocations increased the most to banking, technology and energy. Exposure to commercial mortgage-backed securities was managed down over the fiscal year through a combination of sales and maturities given continued pressure on certain property types.

While the Portfolio’s overall credit quality didn’t change over the fiscal year, the sub-adviser did move up marginally in credit quality within investment grade corporate debt on the view that the additional yield offered by lower quality credit relative to higher quality became slightly less compelling given the spread compression that occurred over the fiscal year.

Transamerica Aegon Bond VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000
1/31/2015	$10,249	$10,210
2/28/2015	$10,189	$10,114
3/31/2015	$10,206	$10,161
4/30/2015	$10,146	$10,124
5/31/2015	$10,120	$10,100
6/30/2015	$10,026	$9,990
7/31/2015	$10,120	$10,059
8/31/2015	$10,060	$10,045
9/30/2015	$10,006	$10,113
10/31/2015	$10,096	$10,114
11/30/2015	$10,087	$10,088
12/31/2015	$10,069	$10,055
1/31/2016	$10,151	$10,193
2/29/2016	$10,114	$10,266
3/31/2016	$10,241	$10,360
4/30/2016	$10,314	$10,400
5/31/2016	$10,323	$10,402
6/30/2016	$10,459	$10,589
7/31/2016	$10,586	$10,656
8/31/2016	$10,574	$10,644
9/30/2016	$10,593	$10,638
10/31/2016	$10,537	$10,556
11/30/2016	$10,296	$10,307
12/31/2016	$10,342	$10,321
1/31/2017	$10,416	$10,341
2/28/2017	$10,491	$10,411
3/31/2017	$10,481	$10,405
4/30/2017	$10,565	$10,486
5/31/2017	$10,667	$10,566
6/30/2017	$10,677	$10,556
7/31/2017	$10,742	$10,601
8/31/2017	$10,875	$10,696
9/30/2017	$10,829	$10,652
10/31/2017	$10,800	$10,638
12/31/2017	$10,847	$10,687
1/31/2018	$10,744	$10,564
2/28/2018	$10,660	$10,464
3/31/2018	$10,707	$10,531
4/30/2018	$10,613	$10,452
5/31/2018	$10,660	$10,527
6/30/2018	$10,650	$10,514
7/31/2018	$10,688	$10,516
8/31/2018	$10,738	$10,584
9/30/2018	$10,679	$10,516
10/31/2018	$10,631	$10,433
11/30/2018	$10,650	$10,495
12/31/2018	$10,776	$10,688
1/31/2019	$10,922	$10,801
2/28/2019	$10,941	$10,795
3/31/2019	$11,086	$11,002
4/30/2019	$11,115	$11,005
5/31/2019	$11,309	$11,201
6/30/2019	$11,445	$11,341
7/31/2019	$11,435	$11,366
8/31/2019	$11,752	$11,661
9/30/2019	$11,693	$11,599
10/31/2019	$11,743	$11,634
11/30/2019	$11,713	$11,628
12/31/2019	$11,683	$11,620
1/31/2020	$11,941	$11,843
2/29/2020	$12,090	$12,056
3/31/2020	$11,762	$11,985
4/30/2020	$12,041	$12,198
5/31/2020	$12,140	$12,255
6/30/2020	$12,289	$12,332
7/31/2020	$12,458	$12,517
8/31/2020	$12,466	$12,416
9/30/2020	$12,456	$12,409
10/31/2020	$12,414	$12,353
11/30/2020	$12,549	$12,475
12/31/2020	$12,581	$12,492
1/31/2021	$12,518	$12,402
2/28/2021	$12,300	$12,223
3/31/2021	$12,185	$12,071
4/30/2021	$12,310	$12,166
5/31/2021	$12,352	$12,206
6/30/2021	$12,456	$12,291
7/31/2021	$12,570	$12,429
8/31/2021	$12,561	$12,405
9/30/2021	$12,471	$12,298
10/31/2021	$12,448	$12,294
11/30/2021	$12,471	$12,331
12/31/2021	$12,471	$12,299
1/31/2022	$12,234	$12,034
2/28/2022	$12,099	$11,900
3/31/2022	$11,717	$11,569
4/30/2022	$11,255	$11,130
5/31/2022	$11,300	$11,202
6/30/2022	$11,064	$11,026
7/31/2022	$11,323	$11,296
8/31/2022	$11,037	$10,977
9/30/2022	$10,528	$10,502
10/31/2022	$10,354	$10,366
11/30/2022	$10,643	$10,748
12/31/2022	$10,620	$10,699
1/31/2023	$10,967	$11,028
2/28/2023	$10,724	$10,743
3/31/2023	$10,956	$11,016
4/30/2023	$11,025	$11,083
5/31/2023	$10,910	$10,962
6/30/2023	$10,898	$10,923
7/31/2023	$10,910	$10,915
8/31/2023	$10,850	$10,846
9/30/2023	$10,581	$10,570
10/31/2023	$10,417	$10,403
11/30/2023	$10,873	$10,874
12/31/2023	$11,305	$11,291
1/31/2024	$11,282	$11,260
2/29/2024	$11,153	$11,100
3/31/2024	$11,270	$11,203
4/30/2024	$11,001	$10,920
5/31/2024	$11,177	$11,105
6/30/2024	$11,305	$11,210
7/31/2024	$11,515	$11,472
8/31/2024	$11,705	$11,637
9/30/2024	$11,851	$11,793
10/31/2024	$11,596	$11,500
11/30/2024	$11,717	$11,622
12/31/2024	$11,547	$11,432

Average Annual Total Returns

IBPX1	1 Year	5 Years	10 Years
Initial Class	2.14%	(0.23%)	1.45%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,989,312,051
Number of Portfolio Holdings	494
Portfolio Turnover Rate	63%
Total Advisory Fees Paid (net of waivers and reimbursements)	$11,157,462
Average MaturityFootnote Reference§	8.12 years
DurationFootnote Reference†	5.81 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon Bond VP

Initial Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	34.8%
AAA	17.0
AA	2.2
A	11.5
BBB	24.1
BB	8.4
B	2.5
CCC	0.6
Below CCC	0.1
NR (Not Rated)	1.2
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	43.2%
U.S. Government Obligations	21.9
Asset-Backed Securities	12.3
Mortgage-Backed Securities	10.3
U.S. Government Agency Obligations	9.2
Short-Term U.S. Government Obligations	3.7
Repurchase Agreements	1.2
Commercial Paper	0.9
Foreign Government Obligations	0.8
Other Investment Company	0.6
Loan Assignments	0.1
Net Other Assets (Liabilities)Footnote Reference^	(4.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Bonds, 2.38%, 02/15/2042	2.4%
Uniform Mortgage-Backed Security, TBA, 2.00%, 01/01/2055	2.3
U.S. Treasury Bills, 4.33%, 03/20/2025	1.4
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.3
U.S. Treasury Bonds, 3.88%, 05/15/2043	1.3
Uniform Mortgage-Backed Security, TBA, 5.50%, 01/01/2055	1.3
U.S. Treasury Notes, 1.63%, 05/15/2031	1.2
Uniform Mortgage-Backed Security, TBA, 2.50%, 01/01/2055	1.0
U.S. Treasury Bonds, 1.25%, 05/15/2050	0.9
U.S. Treasury Bonds, Principal Only STRIPS, Zero Coupon, 08/15/2052	0.9

Transamerica Aegon Bond VP

Initial Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon Bond VP

Initial Class

Annual Shareholder Report

Transamerica Aegon Bond VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Aegon Bond VP (the "Portfolio") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$79	0.78%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Performance was driven by an overweight to credit relative to the Bloomberg US Aggregate Bond Index (the “Benchmark”) during the Portfolio’s fiscal year ended December 31, 2024. This positioning led the Portfolio to generate additional yield and to benefit more from the positive impact on price of spread compression as compared to the Benchmark. Duration and curve positioning factors modestly detracted from relative performance.

At the sector level, selection within investment grade corporate credit and an off-benchmark allocation to high yield corporate credit were significant contributors to relative returns. An overweight allocation to asset-backed securities (“ABS”) and an off-benchmark allocation to non-agency residential mortgage-backed securities (“RMBS”) also contributed.

Selection in government securities was the largest detractor to relative performance. During the fiscal year, the Portfolio held longer-duration government securities relative to the Benchmark. This positioning negatively impacted relative performance given the shift higher in rates over the fiscal year.

Within corporate credit, the largest contributors to relative returns were selection within technology, consumer non-cyclicals and energy. Detractors included overweight allocations to consumer non-cyclicals, technology and transportation.

From a positioning perspective, the sub-adviser reduced exposure to US Treasury securities during the fiscal year and added select corporate and securitized credit that the team viewed attractively on a fundamental and relative value basis. Notable additions were made in non-agency RMBS and ABS deals collateralized by timeshares and triple net leases. Within investment grade corporates, allocations increased the most to banking, technology and energy. Exposure to commercial mortgage-backed securities was managed down over the fiscal year through a combination of sales and maturities given continued pressure on certain property types.

While the Portfolio’s overall credit quality didn’t change over the fiscal year, the sub-adviser did move up marginally in credit quality within investment grade corporate debt on the view that the additional yield offered by lower quality credit relative to higher quality became slightly less compelling given the spread compression that occurred over the fiscal year.

Transamerica Aegon Bond VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000
1/31/2015	$10,259	$10,210
2/28/2015	$10,190	$10,114
3/31/2015	$10,207	$10,161
4/30/2015	$10,147	$10,124
5/31/2015	$10,112	$10,100
6/30/2015	$10,017	$9,990
7/31/2015	$10,112	$10,059
8/31/2015	$10,052	$10,045
9/30/2015	$9,997	$10,113
10/31/2015	$10,088	$10,114
11/30/2015	$10,079	$10,088
12/31/2015	$10,052	$10,055
1/31/2016	$10,125	$10,193
2/29/2016	$10,088	$10,266
3/31/2016	$10,216	$10,360
4/30/2016	$10,279	$10,400
5/31/2016	$10,298	$10,402
6/30/2016	$10,425	$10,589
7/31/2016	$10,543	$10,656
8/31/2016	$10,543	$10,644
9/30/2016	$10,552	$10,638
10/31/2016	$10,496	$10,556
11/30/2016	$10,254	$10,307
12/31/2016	$10,300	$10,321
1/31/2017	$10,366	$10,341
2/28/2017	$10,440	$10,411
3/31/2017	$10,431	$10,405
4/30/2017	$10,515	$10,486
5/31/2017	$10,608	$10,566
6/30/2017	$10,617	$10,556
7/31/2017	$10,673	$10,601
8/31/2017	$10,816	$10,696
9/30/2017	$10,760	$10,652
10/31/2017	$10,722	$10,638
12/31/2017	$10,779	$10,687
1/31/2018	$10,675	$10,564
2/28/2018	$10,581	$10,464
3/31/2018	$10,619	$10,531
4/30/2018	$10,534	$10,452
5/31/2018	$10,572	$10,527
6/30/2018	$10,563	$10,514
7/31/2018	$10,600	$10,516
8/31/2018	$10,640	$10,584
9/30/2018	$10,582	$10,516
10/31/2018	$10,533	$10,433
11/30/2018	$10,553	$10,495
12/31/2018	$10,669	$10,688
1/31/2019	$10,814	$10,801
2/28/2019	$10,834	$10,795
3/31/2019	$10,979	$11,002
4/30/2019	$11,008	$11,005
5/31/2019	$11,192	$11,201
6/30/2019	$11,318	$11,341
7/31/2019	$11,309	$11,366
8/31/2019	$11,615	$11,661
9/30/2019	$11,566	$11,599
10/31/2019	$11,615	$11,634
11/30/2019	$11,575	$11,628
12/31/2019	$11,546	$11,620
1/31/2020	$11,794	$11,843
2/29/2020	$11,942	$12,056
3/31/2020	$11,615	$11,985
4/30/2020	$11,893	$12,198
5/31/2020	$11,982	$12,255
6/30/2020	$12,130	$12,332
7/31/2020	$12,289	$12,517
8/31/2020	$12,297	$12,416
9/30/2020	$12,287	$12,409
10/31/2020	$12,235	$12,353
11/30/2020	$12,370	$12,475
12/31/2020	$12,401	$12,492
1/31/2021	$12,328	$12,402
2/28/2021	$12,121	$12,223
3/31/2021	$12,007	$12,071
4/30/2021	$12,121	$12,166
5/31/2021	$12,162	$12,206
6/30/2021	$12,266	$12,291
7/31/2021	$12,370	$12,429
8/31/2021	$12,358	$12,405
9/30/2021	$12,268	$12,298
10/31/2021	$12,246	$12,294
11/30/2021	$12,268	$12,331
12/31/2021	$12,268	$12,299
1/31/2022	$12,033	$12,034
2/28/2022	$11,899	$11,900
3/31/2022	$11,508	$11,569
4/30/2022	$11,061	$11,130
5/31/2022	$11,094	$11,202
6/30/2022	$10,870	$11,026
7/31/2022	$11,116	$11,296
8/31/2022	$10,831	$10,977
9/30/2022	$10,326	$10,502
10/31/2022	$10,154	$10,366
11/30/2022	$10,441	$10,748
12/31/2022	$10,418	$10,699
1/31/2023	$10,750	$11,028
2/28/2023	$10,521	$10,743
3/31/2023	$10,739	$11,016
4/30/2023	$10,808	$11,083
5/31/2023	$10,682	$10,962
6/30/2023	$10,670	$10,923
7/31/2023	$10,682	$10,915
8/31/2023	$10,624	$10,846
9/30/2023	$10,347	$10,570
10/31/2023	$10,197	$10,403
11/30/2023	$10,647	$10,874
12/31/2023	$11,062	$11,291
1/31/2024	$11,039	$11,260
2/29/2024	$10,901	$11,100
3/31/2024	$11,016	$11,203
4/30/2024	$10,762	$10,920
5/31/2024	$10,924	$11,105
6/30/2024	$11,050	$11,210
7/31/2024	$11,247	$11,472
8/31/2024	$11,438	$11,637
9/30/2024	$11,582	$11,793
10/31/2024	$11,330	$11,500
11/30/2024	$11,438	$11,622
12/31/2024	$11,270	$11,432

Average Annual Total Returns

IBPX2	1 Year	5 Years	10 Years
Service Class	1.88%	(0.48%)	1.20%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,989,312,051
Number of Portfolio Holdings	494
Portfolio Turnover Rate	63%
Total Advisory Fees Paid (net of waivers and reimbursements)	$11,157,462
Average MaturityFootnote Reference§	8.12 years
DurationFootnote Reference†	5.81 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon Bond VP

Service Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	34.8%
AAA	17.0
AA	2.2
A	11.5
BBB	24.1
BB	8.4
B	2.5
CCC	0.6
Below CCC	0.1
NR (Not Rated)	1.2
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	43.2%
U.S. Government Obligations	21.9
Asset-Backed Securities	12.3
Mortgage-Backed Securities	10.3
U.S. Government Agency Obligations	9.2
Short-Term U.S. Government Obligations	3.7
Repurchase Agreements	1.2
Commercial Paper	0.9
Foreign Government Obligations	0.8
Other Investment Company	0.6
Loan Assignments	0.1
Net Other Assets (Liabilities)Footnote Reference^	(4.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Bonds, 2.38%, 02/15/2042	2.4%
Uniform Mortgage-Backed Security, TBA, 2.00%, 01/01/2055	2.3
U.S. Treasury Bills, 4.33%, 03/20/2025	1.4
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.3
U.S. Treasury Bonds, 3.88%, 05/15/2043	1.3
Uniform Mortgage-Backed Security, TBA, 5.50%, 01/01/2055	1.3
U.S. Treasury Notes, 1.63%, 05/15/2031	1.2
Uniform Mortgage-Backed Security, TBA, 2.50%, 01/01/2055	1.0
U.S. Treasury Bonds, 1.25%, 05/15/2050	0.9
U.S. Treasury Bonds, Principal Only STRIPS, Zero Coupon, 08/15/2052	0.9

Transamerica Aegon Bond VP

Service Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon Bond VP

Service Class

Annual Shareholder Report

Transamerica Aegon Core Bond VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Aegon Core Bond VP (the "Portfolio") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$51	0.51%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio’s overweight to credit relative to the Bloomberg US Aggregate Bond Index (the “Benchmark”) during the fiscal year ended December 31, 2024 led the Portfolio to generate additional yield and to benefit more from the positive impact on price of spread compression as compared to the Benchmark. Duration and curve positioning factors also contributed to relative performance.

At the sector level, selection within investment grade corporate credit was the largest contributor to relative returns. The overweight allocation to asset-backed securities (“ABS”) and an off-benchmark allocation to non-agency residential mortgage-backed securities (“RMBS”) also contributed.

Selection in government securities was the largest detractor. During the fiscal year, the Portfolio held longer-duration government securities relative to the Benchmark. This positioning negatively impacted relative performance given the shift higher in rates over the fiscal year.

Within corporate credit, the largest contributors to relative returns were selection within transportation, insurance and banking. Detractors included allocations to electric, technology and insurance.

During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors. As the odds increased over the fiscal year of expected fed-fund rate cuts, allocations to floating-rate collateralized loan obligations were reduced in the Portfolio. Exposure to commercial mortgage-backed securities was also managed down over the period through a combination of sales and maturities given continued pressure on certain property types. Allocations increased to non-agency RMBS and ABS deals securitized by timeshares and credit card receivables.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector on the view that the additional yield offered by lower quality credit relative to higher quality became slightly less compelling given the spread compression that occurred over the fiscal year.

Transamerica Aegon Core Bond VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000
1/31/2015	$10,215	$10,210
2/28/2015	$10,108	$10,114
3/31/2015	$10,161	$10,161
4/30/2015	$10,123	$10,124
5/31/2015	$10,115	$10,100
6/30/2015	$10,023	$9,990
7/31/2015	$10,084	$10,059
8/31/2015	$10,077	$10,045
9/30/2015	$10,155	$10,113
10/31/2015	$10,132	$10,114
11/30/2015	$10,108	$10,088
12/31/2015	$10,061	$10,055
1/31/2016	$10,195	$10,193
2/29/2016	$10,265	$10,266
3/31/2016	$10,344	$10,360
4/30/2016	$10,383	$10,400
5/31/2016	$10,391	$10,402
6/30/2016	$10,571	$10,589
7/31/2016	$10,634	$10,656
8/31/2016	$10,614	$10,644
9/30/2016	$10,614	$10,638
10/31/2016	$10,534	$10,556
11/30/2016	$10,302	$10,307
12/31/2016	$10,302	$10,321
1/31/2017	$10,326	$10,341
2/28/2017	$10,390	$10,411
3/31/2017	$10,390	$10,405
4/30/2017	$10,470	$10,486
5/31/2017	$10,550	$10,566
6/30/2017	$10,542	$10,556
7/31/2017	$10,582	$10,601
8/31/2017	$10,679	$10,696
9/30/2017	$10,638	$10,652
10/31/2017	$10,630	$10,638
12/31/2017	$10,679	$10,687
1/31/2018	$10,564	$10,564
2/28/2018	$10,473	$10,464
3/31/2018	$10,539	$10,531
4/30/2018	$10,456	$10,452
5/31/2018	$10,522	$10,527
6/30/2018	$10,506	$10,514
7/31/2018	$10,498	$10,516
8/31/2018	$10,577	$10,584
9/30/2018	$10,509	$10,516
10/31/2018	$10,440	$10,433
11/30/2018	$10,509	$10,495
12/31/2018	$10,688	$10,688
1/31/2019	$10,782	$10,801
2/28/2019	$10,782	$10,795
3/31/2019	$10,995	$11,002
4/30/2019	$10,995	$11,005
5/31/2019	$11,209	$11,201
6/30/2019	$11,337	$11,341
7/31/2019	$11,362	$11,366
8/31/2019	$11,687	$11,661
9/30/2019	$11,617	$11,599
10/31/2019	$11,643	$11,634
11/30/2019	$11,634	$11,628
12/31/2019	$11,599	$11,620
1/31/2020	$11,853	$11,843
2/29/2020	$12,055	$12,056
3/31/2020	$11,731	$11,985
4/30/2020	$11,915	$12,198
5/31/2020	$12,002	$12,255
6/30/2020	$12,187	$12,332
7/31/2020	$12,388	$12,517
8/31/2020	$12,319	$12,416
9/30/2020	$12,337	$12,409
10/31/2020	$12,282	$12,353
11/30/2020	$12,428	$12,475
12/31/2020	$12,465	$12,492
1/31/2021	$12,383	$12,402
2/28/2021	$12,200	$12,223
3/31/2021	$12,100	$12,071
4/30/2021	$12,200	$12,166
5/31/2021	$12,246	$12,206
6/30/2021	$12,346	$12,291
7/31/2021	$12,465	$12,429
8/31/2021	$12,444	$12,405
9/30/2021	$12,337	$12,298
10/31/2021	$12,346	$12,294
11/30/2021	$12,376	$12,331
12/31/2021	$12,337	$12,299
1/31/2022	$12,112	$12,034
2/28/2022	$11,975	$11,900
3/31/2022	$11,663	$11,569
4/30/2022	$11,282	$11,130
5/31/2022	$11,311	$11,202
6/30/2022	$11,164	$11,026
7/31/2022	$11,379	$11,296
8/31/2022	$11,116	$10,977
9/30/2022	$10,671	$10,502
10/31/2022	$10,499	$10,366
11/30/2022	$10,782	$10,748
12/31/2022	$10,762	$10,699
1/31/2023	$11,095	$11,028
2/28/2023	$10,832	$10,743
3/31/2023	$11,085	$11,016
4/30/2023	$11,136	$11,083
5/31/2023	$11,035	$10,962
6/30/2023	$11,015	$10,923
7/31/2023	$11,025	$10,915
8/31/2023	$10,964	$10,846
9/30/2023	$10,683	$10,570
10/31/2023	$10,517	$10,403
11/30/2023	$10,985	$10,874
12/31/2023	$11,411	$11,291
1/31/2024	$11,390	$11,260
2/29/2024	$11,234	$11,100
3/31/2024	$11,338	$11,203
4/30/2024	$11,068	$10,920
5/31/2024	$11,234	$11,105
6/30/2024	$11,370	$11,210
7/31/2024	$11,578	$11,472
8/31/2024	$11,778	$11,637
9/30/2024	$11,921	$11,793
10/31/2024	$11,635	$11,500
11/30/2024	$11,767	$11,622
12/31/2024	$11,569	$11,432

Average Annual Total Returns

IBPB1	1 Year	5 Years	10 Years
Initial Class	1.38%	(0.05%)	1.47%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$373,113,721
Number of Portfolio Holdings	642
Portfolio Turnover Rate	73%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,719,453
Average MaturityFootnote Reference§	8.47 years
DurationFootnote Reference†	5.83 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon Core Bond VP

Initial Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	56.3%
AAA	9.8
AA	1.2
A	11.1
BBB	21.0
BB	2.6
B	0.0Footnote Reference*
CCC	0.0Footnote Reference*
Below CCC	0.0Footnote Reference*
NR (Not Rated)	12.4
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	34.2%
U.S. Government Obligations	26.2
U.S. Government Agency Obligations	25.3
Commercial Paper	11.9
Mortgage-Backed Securities	6.3
Asset-Backed Securities	4.9
Short-Term U.S. Government Obligations	4.8
Repurchase Agreements	1.3
Other Investment Company	0.8
Foreign Government Obligations	0.8
Net Other Assets (Liabilities)Footnote Reference^	(16.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 01/01/2055	3.3%
Uniform Mortgage-Backed Security, TBA, 3.00%, 01/01/2055	2.5
U.S. Treasury Bills, 4.33%, 03/20/2025	2.1
Uniform Mortgage-Backed Security, TBA, 5.50%, 01/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 3.50%, 01/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 4.50%, 01/01/2055	1.5
Uniform Mortgage-Backed Security, TBA, 4.00%, 01/01/2055	1.4
Toronto-Dominion Bank, 5.07%, 02/19/2025	1.2
U.S. Treasury Notes, 4.00%, 01/15/2027	1.1
Svenska Handelsbanken AB, 4.94%, 03/03/2025	1.1

Transamerica Aegon Core Bond VP

Initial Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon Core Bond VP

Initial Class

Annual Shareholder Report

Transamerica Aegon Core Bond VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Aegon Core Bond VP (the "Portfolio") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$76	0.76%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio’s overweight to credit relative to the Bloomberg US Aggregate Bond Index (the “Benchmark”) during the fiscal year ended December 31, 2024 led the Portfolio to generate additional yield and to benefit more from the positive impact on price of spread compression as compared to the Benchmark. Duration and curve positioning factors also contributed to relative performance.

At the sector level, selection within investment grade corporate credit was the largest contributor to relative returns. The overweight allocation to asset-backed securities (“ABS”) and an off-benchmark allocation to non-agency residential mortgage-backed securities (“RMBS”) also contributed.

Selection in government securities was the largest detractor. During the fiscal year, the Portfolio held longer-duration government securities relative to the Benchmark. This positioning negatively impacted relative performance given the shift higher in rates over the fiscal year.

Within corporate credit, the largest contributors to relative returns were selection within transportation, insurance and banking. Detractors included allocations to electric, technology and insurance.

During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors. As the odds increased over the fiscal year of expected fed-fund rate cuts, allocations to floating-rate collateralized loan obligations were reduced in the Portfolio. Exposure to commercial mortgage-backed securities was also managed down over the period through a combination of sales and maturities given continued pressure on certain property types. Allocations increased to non-agency RMBS and ABS deals securitized by timeshares and credit card receivables.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector on the view that the additional yield offered by lower quality credit relative to higher quality became slightly less compelling given the spread compression that occurred over the fiscal year.

Transamerica Aegon Core Bond VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000
1/31/2015	$10,202	$10,210
2/28/2015	$10,101	$10,114
3/31/2015	$10,152	$10,161
4/30/2015	$10,108	$10,124
5/31/2015	$10,101	$10,100
6/30/2015	$10,007	$9,990
7/31/2015	$10,065	$10,059
8/31/2015	$10,056	$10,045
9/30/2015	$10,129	$10,113
10/31/2015	$10,107	$10,114
11/30/2015	$10,078	$10,088
12/31/2015	$10,033	$10,055
1/31/2016	$10,166	$10,193
2/29/2016	$10,232	$10,266
3/31/2016	$10,313	$10,360
4/30/2016	$10,349	$10,400
5/31/2016	$10,349	$10,402
6/30/2016	$10,526	$10,589
7/31/2016	$10,584	$10,656
8/31/2016	$10,569	$10,644
9/30/2016	$10,569	$10,638
10/31/2016	$10,480	$10,556
11/30/2016	$10,248	$10,307
12/31/2016	$10,240	$10,321
1/31/2017	$10,263	$10,341
2/28/2017	$10,330	$10,411
3/31/2017	$10,322	$10,405
4/30/2017	$10,405	$10,486
5/31/2017	$10,487	$10,566
6/30/2017	$10,472	$10,556
7/31/2017	$10,509	$10,601
8/31/2017	$10,606	$10,696
9/30/2017	$10,560	$10,652
10/31/2017	$10,544	$10,638
12/31/2017	$10,590	$10,687
1/31/2018	$10,483	$10,564
2/28/2018	$10,391	$10,464
3/31/2018	$10,445	$10,531
4/30/2018	$10,368	$10,452
5/31/2018	$10,429	$10,527
6/30/2018	$10,414	$10,514
7/31/2018	$10,399	$10,516
8/31/2018	$10,478	$10,584
9/30/2018	$10,399	$10,516
10/31/2018	$10,336	$10,433
11/30/2018	$10,399	$10,495
12/31/2018	$10,581	$10,688
1/31/2019	$10,668	$10,801
2/28/2019	$10,668	$10,795
3/31/2019	$10,873	$11,002
4/30/2019	$10,873	$11,005
5/31/2019	$11,078	$11,201
6/30/2019	$11,205	$11,341
7/31/2019	$11,229	$11,366
8/31/2019	$11,551	$11,661
9/30/2019	$11,478	$11,599
10/31/2019	$11,494	$11,634
11/30/2019	$11,486	$11,628
12/31/2019	$11,454	$11,620
1/31/2020	$11,697	$11,843
2/29/2020	$11,899	$12,056
3/31/2020	$11,575	$11,985
4/30/2020	$11,761	$12,198
5/31/2020	$11,834	$12,255
6/30/2020	$12,020	$12,332
7/31/2020	$12,214	$12,517
8/31/2020	$12,141	$12,416
9/30/2020	$12,157	$12,409
10/31/2020	$12,099	$12,353
11/30/2020	$12,241	$12,475
12/31/2020	$12,275	$12,492
1/31/2021	$12,191	$12,402
2/28/2021	$12,015	$12,223
3/31/2021	$11,914	$12,071
4/30/2021	$12,007	$12,166
5/31/2021	$12,048	$12,206
6/30/2021	$12,149	$12,291
7/31/2021	$12,258	$12,429
8/31/2021	$12,235	$12,405
9/30/2021	$12,128	$12,298
10/31/2021	$12,128	$12,294
11/30/2021	$12,155	$12,331
12/31/2021	$12,119	$12,299
1/31/2022	$11,897	$12,034
2/28/2022	$11,763	$11,900
3/31/2022	$11,452	$11,569
4/30/2022	$11,078	$11,130
5/31/2022	$11,096	$11,202
6/30/2022	$10,954	$11,026
7/31/2022	$11,167	$11,296
8/31/2022	$10,902	$10,977
9/30/2022	$10,462	$10,502
10/31/2022	$10,297	$10,366
11/30/2022	$10,563	$10,748
12/31/2022	$10,545	$10,699
1/31/2023	$10,874	$11,028
2/28/2023	$10,609	$10,743
3/31/2023	$10,856	$11,016
4/30/2023	$10,911	$11,083
5/31/2023	$10,801	$10,962
6/30/2023	$10,783	$10,923
7/31/2023	$10,783	$10,915
8/31/2023	$10,723	$10,846
9/30/2023	$10,451	$10,570
10/31/2023	$10,292	$10,403
11/30/2023	$10,742	$10,874
12/31/2023	$11,155	$11,291
1/31/2024	$11,136	$11,260
2/29/2024	$10,976	$11,100
3/31/2024	$11,089	$11,203
4/30/2024	$10,808	$10,920
5/31/2024	$10,976	$11,105
6/30/2024	$11,108	$11,210
7/31/2024	$11,314	$11,472
8/31/2024	$11,492	$11,637
9/30/2024	$11,640	$11,793
10/31/2024	$11,364	$11,500
11/30/2024	$11,482	$11,622
12/31/2024	$11,286	$11,432

Average Annual Total Returns

IBPB2	1 Year	5 Years	10 Years
Service Class	1.18%	(0.30%)	1.22%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$373,113,721
Number of Portfolio Holdings	642
Portfolio Turnover Rate	73%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,719,453
Average MaturityFootnote Reference§	8.47 years
DurationFootnote Reference†	5.83 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon Core Bond VP

Service Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	56.3%
AAA	9.8
AA	1.2
A	11.1
BBB	21.0
BB	2.6
B	0.0Footnote Reference*
CCC	0.0Footnote Reference*
Below CCC	0.0Footnote Reference*
NR (Not Rated)	12.4
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	34.2%
U.S. Government Obligations	26.2
U.S. Government Agency Obligations	25.3
Commercial Paper	11.9
Mortgage-Backed Securities	6.3
Asset-Backed Securities	4.9
Short-Term U.S. Government Obligations	4.8
Repurchase Agreements	1.3
Other Investment Company	0.8
Foreign Government Obligations	0.8
Net Other Assets (Liabilities)Footnote Reference^	(16.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 01/01/2055	3.3%
Uniform Mortgage-Backed Security, TBA, 3.00%, 01/01/2055	2.5
U.S. Treasury Bills, 4.33%, 03/20/2025	2.1
Uniform Mortgage-Backed Security, TBA, 5.50%, 01/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 3.50%, 01/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 4.50%, 01/01/2055	1.5
Uniform Mortgage-Backed Security, TBA, 4.00%, 01/01/2055	1.4
Toronto-Dominion Bank, 5.07%, 02/19/2025	1.2
U.S. Treasury Notes, 4.00%, 01/15/2027	1.1
Svenska Handelsbanken AB, 4.94%, 03/03/2025	1.1

Transamerica Aegon Core Bond VP

Service Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon Core Bond VP

Service Class

Annual Shareholder Report

Transamerica Aegon High Yield Bond VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Aegon High Yield Bond VP (the "Portfolio") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$65	0.63%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

On a relative basis, the Portfolio underperformed the Bloomberg US Corporate High Yield 2% Issuer Capped Index (the “Index”) for the fiscal year ended December 31, 2024, driven by a combination of security selection and allocation decisions.

By rating categories, selection in B-rated bonds detracted the most from relative performance. The underweight allocation to CCCs and below also detracted. Throughout the year, the sub-adviser held an up-in-quality bias with an underweight to CCCs and below based on views around stretched valuations and certain other issues. This underweight weighed on the relative performance as the risk-on tone persisted and the CCC segment of the Index continued to outpace the overall market. While the up-in-quality positioning detracted from performance results in the fiscal year, the sub-adviser believed it prudent to remain cautious as valuations were stretched by historical standards and the economic outlook remained mixed.

Conversely, while the Portfolio had lower exposure to CCCs and below, the selection within this category was solid and these bonds held in the Portfolio contributed positively to Portfolio performance. In addition, underweight allocations in BB-rated and B-rated bonds contributed.

By sector, the largest contributor was energy. Although the Portfolio had a relatively neutral allocation to the energy sector versus the Index during most of the period, the security selection within this sector added value. Other sub-sector contributors during the fiscal year included insurance, finance companies and communications. Notably, the communications sector was volatile as the industry grappled with broader secular changes, including shifting media consumption behaviors. Company-specific challenges also created headwinds in the sector. While some of these positions detracted from performance during the first half of the fiscal year, security selection within communications added value in the second half as many of the Portfolio's holdings experienced positive developments and benefited from the broader risk-on rally. The largest detractors by sub-sector included consumer cyclicals, consumer non-cyclicals, transportation and capital goods, due to a combination of selection and allocation decisions.

Transamerica Aegon High Yield Bond VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,050	$10,190	$10,066
2/28/2015	$10,261	$10,131	$10,308
3/31/2015	$10,211	$10,173	$10,252
4/30/2015	$10,311	$10,161	$10,376
5/31/2015	$10,360	$10,143	$10,407
6/30/2015	$10,248	$10,030	$10,253
7/31/2015	$10,248	$10,088	$10,193
8/31/2015	$10,069	$10,059	$10,015
9/30/2015	$9,777	$10,098	$9,757
10/31/2015	$10,042	$10,130	$10,025
11/30/2015	$9,830	$10,093	$9,803
12/31/2015	$9,578	$10,043	$9,557
1/31/2016	$9,445	$10,154	$9,403
2/29/2016	$9,445	$10,226	$9,457
3/31/2016	$9,843	$10,351	$9,877
4/30/2016	$10,135	$10,422	$10,264
5/31/2016	$10,188	$10,430	$10,327
6/30/2016	$10,254	$10,614	$10,422
7/31/2016	$10,533	$10,701	$10,704
8/31/2016	$10,780	$10,713	$10,928
9/30/2016	$10,850	$10,715	$11,001
10/31/2016	$10,864	$10,644	$11,043
11/30/2016	$10,822	$10,405	$10,991
12/31/2016	$11,047	$10,436	$11,194
1/31/2017	$11,216	$10,472	$11,356
2/28/2017	$11,399	$10,553	$11,521
3/31/2017	$11,357	$10,550	$11,496
4/30/2017	$11,497	$10,637	$11,628
5/31/2017	$11,624	$10,719	$11,729
6/30/2017	$11,652	$10,710	$11,745
7/31/2017	$11,779	$10,764	$11,875
8/31/2017	$11,765	$10,856	$11,870
9/30/2017	$11,899	$10,831	$12,028
10/31/2017	$11,839	$10,815	$11,997
12/31/2017	$11,869	$10,863	$12,033
1/31/2018	$11,959	$10,758	$12,106
2/28/2018	$11,869	$10,656	$12,003
3/31/2018	$11,795	$10,710	$11,930
4/30/2018	$11,854	$10,638	$12,008
5/31/2018	$11,854	$10,696	$12,005
6/30/2018	$11,884	$10,681	$12,053
7/31/2018	$12,019	$10,703	$12,184
8/31/2018	$12,084	$10,756	$12,274
9/30/2018	$12,132	$10,710	$12,343
10/31/2018	$11,925	$10,620	$12,145
11/30/2018	$11,829	$10,668	$12,041
12/31/2018	$11,590	$10,835	$11,783
1/31/2019	$12,132	$10,984	$12,315
2/28/2019	$12,292	$10,996	$12,520
3/31/2019	$12,403	$11,195	$12,638
4/30/2019	$12,547	$11,210	$12,817
5/31/2019	$12,371	$11,382	$12,665
6/30/2019	$12,674	$11,543	$12,954
7/31/2019	$12,754	$11,578	$13,027
8/31/2019	$12,812	$11,840	$13,079
9/30/2019	$12,863	$11,788	$13,127
10/31/2019	$12,914	$11,826	$13,163
11/30/2019	$12,999	$11,824	$13,206
12/31/2019	$13,237	$11,842	$13,470
1/31/2020	$13,237	$12,054	$13,473
2/29/2020	$12,965	$12,235	$13,283
3/31/2020	$11,179	$11,996	$11,761
4/30/2020	$11,587	$12,236	$12,294
5/31/2020	$12,149	$12,350	$12,831
6/30/2020	$12,302	$12,453	$12,953
7/31/2020	$12,880	$12,672	$13,556
8/31/2020	$13,070	$12,599	$13,687
9/30/2020	$12,961	$12,576	$13,546
10/31/2020	$13,034	$12,531	$13,613
11/30/2020	$13,614	$12,695	$14,152
12/31/2020	$13,905	$12,739	$14,419
1/31/2021	$13,977	$12,659	$14,467
2/28/2021	$14,050	$12,495	$14,520
3/31/2021	$14,123	$12,350	$14,542
4/30/2021	$14,286	$12,454	$14,700
5/31/2021	$14,359	$12,501	$14,743
6/30/2021	$14,540	$12,592	$14,940
7/31/2021	$14,577	$12,719	$14,996
8/31/2021	$14,653	$12,710	$15,074
9/30/2021	$14,672	$12,602	$15,074
10/31/2021	$14,653	$12,591	$15,046
11/30/2021	$14,538	$12,607	$14,898
12/31/2021	$14,787	$12,598	$15,178
1/31/2022	$14,423	$12,322	$14,764
2/28/2022	$14,289	$12,154	$14,612
3/31/2022	$14,155	$11,828	$14,446
4/30/2022	$13,638	$11,387	$13,933
5/31/2022	$13,657	$11,449	$13,966
6/30/2022	$12,738	$11,221	$13,025
7/31/2022	$13,504	$11,503	$13,793
8/31/2022	$13,183	$11,204	$13,476
9/30/2022	$12,633	$10,721	$12,941
10/31/2022	$13,000	$10,603	$13,277
11/30/2022	$13,245	$10,999	$13,564
12/31/2022	$13,143	$10,961	$13,481
1/31/2023	$13,652	$11,301	$13,994
2/28/2023	$13,428	$11,024	$13,815
3/31/2023	$13,489	$11,282	$13,961
4/30/2023	$13,611	$11,351	$14,102
5/31/2023	$13,489	$11,233	$13,972
6/30/2023	$13,693	$11,216	$14,206
7/31/2023	$13,897	$11,227	$14,403
8/31/2023	$13,877	$11,160	$14,444
9/30/2023	$13,706	$10,893	$14,272
10/31/2023	$13,535	$10,730	$14,104
11/30/2023	$14,090	$11,213	$14,743
12/31/2023	$14,602	$11,638	$15,293
1/31/2024	$14,602	$11,610	$15,292
2/29/2024	$14,624	$11,471	$15,337
3/31/2024	$14,752	$11,584	$15,518
4/30/2024	$14,581	$11,313	$15,372
5/31/2024	$14,731	$11,500	$15,541
6/30/2024	$14,880	$11,606	$15,688
7/31/2024	$15,179	$11,869	$15,993
8/31/2024	$15,418	$12,044	$16,254
9/30/2024	$15,665	$12,209	$16,517
10/31/2024	$15,575	$11,932	$16,428
11/30/2024	$15,755	$12,057	$16,617
12/31/2024	$15,688	$11,875	$16,546

Average Annual Total Returns

IXFX1	1 Year	5 Years	10 Years
Initial Class	7.43%	3.45%	4.61%
Bloomberg US Universal Bond IndexFootnote Reference(a)	2.04%	0.06%	1.73%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	8.19%	4.20%	5.16%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$257,172,161
Number of Portfolio Holdings	441
Portfolio Turnover Rate	32%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,421,569
Average MaturityFootnote Reference§	5.16 years
DurationFootnote Reference†	3.11 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon High Yield Bond VP

Initial Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	8.8%
BB	49.3
B	31.6
CCC	8.0
Below CCC	0.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	95.3%
Other Investment Company	9.5
Loan Assignments	2.5
Repurchase Agreements	1.0
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(8.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Western Digital Corp., 4.75%, 02/15/2026	0.8%
ILFC E-Capital Trust I, 3-Month Term SOFR + 1.81%, 6.29%, 12/21/2065	0.7
VZ Secured Financing BV, 5.00%, 01/15/2032	0.7
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/2031	0.7
Herc Holdings, Inc., 5.50%, 07/15/2027	0.7
CSC Holdings LLC, 5.75%, 01/15/2030	0.6
Novelis Corp., 4.75%, 01/30/2030	0.6
Constellium SE, 5.63%, 06/15/2028	0.6
Allied Universal Holdco LLC, 7.88%, 02/15/2031	0.6
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/2027	0.6

Transamerica Aegon High Yield Bond VP

Initial Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon High Yield Bond VP

Initial Class

Annual Shareholder Report

Transamerica Aegon High Yield Bond VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Aegon High Yield Bond VP (the "Portfolio") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$91	0.88%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

On a relative basis, the Portfolio underperformed the Bloomberg US Corporate High Yield 2% Issuer Capped Index (the “Index”) for the fiscal year ended December 31, 2024, driven by a combination of security selection and allocation decisions.

By rating categories, selection in B-rated bonds detracted the most from relative performance. The underweight allocation to CCCs and below also detracted. Throughout the year, the sub-adviser held an up-in-quality bias with an underweight to CCCs and below based on views around stretched valuations and certain other issues. This underweight weighed on the relative performance as the risk-on tone persisted and the CCC segment of the Index continued to outpace the overall market. While the up-in-quality positioning detracted from performance results in the fiscal year, the sub-adviser believed it prudent to remain cautious as valuations were stretched by historical standards and the economic outlook remained mixed.

Conversely, while the Portfolio had lower exposure to CCCs and below, the selection within this category was solid and these bonds held in the Portfolio contributed positively to Portfolio performance. In addition, underweight allocations in BB-rated and B-rated bonds contributed.

By sector, the largest contributor was energy. Although the Portfolio had a relatively neutral allocation to the energy sector versus the Index during most of the period, the security selection within this sector added value. Other sub-sector contributors during the fiscal year included insurance, finance companies and communications. Notably, the communications sector was volatile as the industry grappled with broader secular changes, including shifting media consumption behaviors. Company-specific challenges also created headwinds in the sector. While some of these positions detracted from performance during the first half of the fiscal year, security selection within communications added value in the second half as many of the Portfolio's holdings experienced positive developments and benefited from the broader risk-on rally. The largest detractors by sub-sector included consumer cyclicals, consumer non-cyclicals, transportation and capital goods, due to a combination of selection and allocation decisions.

Transamerica Aegon High Yield Bond VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,061	$10,190	$10,066
2/28/2015	$10,258	$10,131	$10,308
3/31/2015	$10,221	$10,173	$10,252
4/30/2015	$10,319	$10,161	$10,376
5/31/2015	$10,356	$10,143	$10,407
6/30/2015	$10,233	$10,030	$10,253
7/31/2015	$10,233	$10,088	$10,193
8/31/2015	$10,067	$10,059	$10,015
9/30/2015	$9,766	$10,098	$9,757
10/31/2015	$10,041	$10,130	$10,025
11/30/2015	$9,818	$10,093	$9,803
12/31/2015	$9,570	$10,043	$9,557
1/31/2016	$9,426	$10,154	$9,403
2/29/2016	$9,426	$10,226	$9,457
3/31/2016	$9,818	$10,351	$9,877
4/30/2016	$10,106	$10,422	$10,264
5/31/2016	$10,158	$10,430	$10,327
6/30/2016	$10,224	$10,614	$10,422
7/31/2016	$10,498	$10,701	$10,704
8/31/2016	$10,743	$10,713	$10,928
9/30/2016	$10,812	$10,715	$11,001
10/31/2016	$10,826	$10,644	$11,043
11/30/2016	$10,771	$10,405	$10,991
12/31/2016	$11,006	$10,436	$11,194
1/31/2017	$11,158	$10,472	$11,356
2/28/2017	$11,351	$10,553	$11,521
3/31/2017	$11,310	$10,550	$11,496
4/30/2017	$11,434	$10,637	$11,628
5/31/2017	$11,559	$10,719	$11,729
6/30/2017	$11,586	$10,710	$11,745
7/31/2017	$11,711	$10,764	$11,875
8/31/2017	$11,697	$10,856	$11,870
9/30/2017	$11,814	$10,831	$12,028
10/31/2017	$11,770	$10,815	$11,997
12/31/2017	$11,799	$10,863	$12,033
1/31/2018	$11,873	$10,758	$12,106
2/28/2018	$11,785	$10,656	$12,003
3/31/2018	$11,712	$10,710	$11,930
4/30/2018	$11,770	$10,638	$12,008
5/31/2018	$11,770	$10,696	$12,005
6/30/2018	$11,799	$10,681	$12,053
7/31/2018	$11,916	$10,703	$12,184
8/31/2018	$11,978	$10,756	$12,274
9/30/2018	$12,024	$10,710	$12,343
10/31/2018	$11,822	$10,620	$12,145
11/30/2018	$11,729	$10,668	$12,041
12/31/2018	$11,480	$10,835	$11,783
1/31/2019	$12,009	$10,984	$12,315
2/28/2019	$12,180	$10,996	$12,520
3/31/2019	$12,289	$11,195	$12,638
4/30/2019	$12,413	$11,210	$12,817
5/31/2019	$12,258	$11,382	$12,665
6/30/2019	$12,553	$11,543	$12,954
7/31/2019	$12,615	$11,578	$13,027
8/31/2019	$12,670	$11,840	$13,079
9/30/2019	$12,720	$11,788	$13,127
10/31/2019	$12,769	$11,826	$13,163
11/30/2019	$12,852	$11,824	$13,206
12/31/2019	$13,084	$11,842	$13,470
1/31/2020	$13,084	$12,054	$13,473
2/29/2020	$12,819	$12,235	$13,283
3/31/2020	$11,033	$11,996	$11,761
4/30/2020	$11,446	$12,236	$12,294
5/31/2020	$11,992	$12,350	$12,831
6/30/2020	$12,141	$12,453	$12,953
7/31/2020	$12,720	$12,672	$13,556
8/31/2020	$12,905	$12,599	$13,687
9/30/2020	$12,799	$12,576	$13,546
10/31/2020	$12,852	$12,531	$13,613
11/30/2020	$13,414	$12,695	$14,152
12/31/2020	$13,696	$12,739	$14,419
1/31/2021	$13,766	$12,659	$14,467
2/28/2021	$13,854	$12,495	$14,520
3/31/2021	$13,907	$12,350	$14,542
4/30/2021	$14,083	$12,454	$14,700
5/31/2021	$14,135	$12,501	$14,743
6/30/2021	$14,311	$12,592	$14,940
7/31/2021	$14,346	$12,719	$14,996
8/31/2021	$14,423	$12,710	$15,074
9/30/2021	$14,441	$12,602	$15,074
10/31/2021	$14,423	$12,591	$15,046
11/30/2021	$14,312	$12,607	$14,898
12/31/2021	$14,552	$12,598	$15,178
1/31/2022	$14,182	$12,322	$14,764
2/28/2022	$14,034	$12,154	$14,612
3/31/2022	$13,905	$11,828	$14,446
4/30/2022	$13,387	$11,387	$13,933
5/31/2022	$13,424	$11,449	$13,966
6/30/2022	$12,518	$11,221	$13,025
7/31/2022	$13,276	$11,503	$13,793
8/31/2022	$12,944	$11,204	$13,476
9/30/2022	$12,396	$10,721	$12,941
10/31/2022	$12,768	$10,603	$13,277
11/30/2022	$13,003	$10,999	$13,564
12/31/2022	$12,885	$10,961	$13,481
1/31/2023	$13,375	$11,301	$13,994
2/28/2023	$13,159	$11,024	$13,815
3/31/2023	$13,218	$11,282	$13,961
4/30/2023	$13,355	$11,351	$14,102
5/31/2023	$13,218	$11,233	$13,972
6/30/2023	$13,414	$11,216	$14,206
7/31/2023	$13,610	$11,227	$14,403
8/31/2023	$13,591	$11,160	$14,444
9/30/2023	$13,427	$10,893	$14,272
10/31/2023	$13,243	$10,730	$14,104
11/30/2023	$13,795	$11,213	$14,743
12/31/2023	$14,286	$11,638	$15,293
1/31/2024	$14,286	$11,610	$15,292
2/29/2024	$14,286	$11,471	$15,337
3/31/2024	$14,429	$11,584	$15,518
4/30/2024	$14,245	$11,313	$15,372
5/31/2024	$14,408	$11,500	$15,541
6/30/2024	$14,531	$11,606	$15,688
7/31/2024	$14,817	$11,869	$15,993
8/31/2024	$15,049	$12,044	$16,254
9/30/2024	$15,306	$12,209	$16,517
10/31/2024	$15,199	$11,932	$16,428
11/30/2024	$15,392	$12,057	$16,617
12/31/2024	$15,306	$11,875	$16,546

Average Annual Total Returns

IXFX2	1 Year	5 Years	10 Years
Service Class	7.15%	3.19%	4.35%
Bloomberg US Universal Bond IndexFootnote Reference(a)	2.04%	0.06%	1.73%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	8.19%	4.20%	5.16%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$257,172,161
Number of Portfolio Holdings	441
Portfolio Turnover Rate	32%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,421,569
Average MaturityFootnote Reference§	5.16 years
DurationFootnote Reference†	3.11 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon High Yield Bond VP

Service Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	8.8%
BB	49.3
B	31.6
CCC	8.0
Below CCC	0.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	95.3%
Other Investment Company	9.5
Loan Assignments	2.5
Repurchase Agreements	1.0
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(8.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Western Digital Corp., 4.75%, 02/15/2026	0.8%
ILFC E-Capital Trust I, 3-Month Term SOFR + 1.81%, 6.29%, 12/21/2065	0.7
VZ Secured Financing BV, 5.00%, 01/15/2032	0.7
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/2031	0.7
Herc Holdings, Inc., 5.50%, 07/15/2027	0.7
CSC Holdings LLC, 5.75%, 01/15/2030	0.6
Novelis Corp., 4.75%, 01/30/2030	0.6
Constellium SE, 5.63%, 06/15/2028	0.6
Allied Universal Holdco LLC, 7.88%, 02/15/2031	0.6
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/2027	0.6

Transamerica Aegon High Yield Bond VP

Service Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon High Yield Bond VP

Service Class

Annual Shareholder Report

Transamerica Aegon Sustainable Equity Income VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Aegon Sustainable Equity Income VP (the "Portfolio") seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$78	0.72%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Global equity markets enjoyed a strong year in 2024 overall, and the U.S. was a key driver for this. Domestic stocks were boosted by falling interest rates, robust economic data, healthy corporate profitability and momentum behind the theme of artificial intelligence (“AI”), which drove the stock prices of many of the mega-cap technology names with exposure to the theme. As a result, growth stocks outperformed value.

Within the Russell 1000® Value Index, the top performing sectors were financials, utilities, and industrials. In contrast, basic materials was the only sector to register a negative absolute return in 2024, while health care and energy also underperformed.

The Portfolio’s performance was driven by strong stock selection. The Portfolio’s preference for higher quality companies (as defined by low debt and high returns on equity) was also beneficial, as these characteristics generally outperformed deeper value stocks.

From an allocation perspective, being overweight technology detracted from performance, but this was more than offset by having little exposure to the energy sector, which endured a disappointing year due to lower oil prices.

Among individual positions, the Portfolio’s holdings in the information technology sector added significant value, with Broadcom, Inc. and Taiwan Semiconductor Manufacturing Co. Ltd., ADR (“TSMC”) being the most accretive. AI was a prominent theme, as these companies are involved in developing and manufacturing semiconductors used in datacenter and networking infrastructure – an area which has seen a surge in demand.

As mentioned above, financials enjoyed a solid year in 2024 and the combination of the positive backdrop and good operational performance meant Progressive Corp., Stifel Financial Corp., Citizens Financial Group, Inc. and MetLife, Inc. all added value to the Portfolio.

In contrast, Merck & Co., Inc., AGCO Corp. and Elevance Health, Inc. all detracted over the year after lowering full year guidance. Merck & Co., Inc. cited acquisition costs; AGCO Corp. saw weakness in the agricultural machinery cycle; and Elevance Health, Inc. highlighted unprecedented Medicaid costs. AGCO Corp. was sold from the Portfolio due to weakening fundamentals.

Additionally, choppy demand for housing and the prospect of more gradual interest rate cuts weighed on shares of D.R. Horton, Inc. toward year end.

The Portfolio’s underweight in energy, due to its sustainability exclusions, also aided performance.

Transamerica Aegon Sustainable Equity Income VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Russell 1000® Value Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,642	$9,722	$9,600
2/28/2015	$10,108	$10,285	$10,065
3/31/2015	$9,972	$10,180	$9,928
4/30/2015	$10,000	$10,226	$10,021
5/31/2015	$10,024	$10,368	$10,141
6/30/2015	$9,831	$10,194	$9,939
7/31/2015	$10,009	$10,365	$9,982
8/31/2015	$9,472	$9,739	$9,388
9/30/2015	$9,127	$9,455	$9,104
10/31/2015	$9,746	$10,202	$9,791
11/30/2015	$9,847	$10,258	$9,829
12/31/2015	$9,641	$10,048	$9,617
1/31/2016	$9,208	$9,481	$9,120
2/29/2016	$9,184	$9,478	$9,118
3/31/2016	$9,732	$10,145	$9,775
4/30/2016	$9,982	$10,208	$9,980
5/31/2016	$10,030	$10,391	$10,135
6/30/2016	$10,102	$10,412	$10,223
7/31/2016	$10,409	$10,825	$10,520
8/31/2016	$10,494	$10,853	$10,601
9/30/2016	$10,328	$10,870	$10,579
10/31/2016	$10,205	$10,635	$10,415
11/30/2016	$10,838	$11,111	$11,010
12/31/2016	$11,078	$11,327	$11,285
1/31/2017	$11,176	$11,541	$11,365
2/28/2017	$11,672	$11,970	$11,774
3/31/2017	$11,589	$11,978	$11,654
4/30/2017	$11,593	$12,105	$11,632
5/31/2017	$11,687	$12,229	$11,621
6/30/2017	$11,917	$12,339	$11,811
7/31/2017	$11,917	$12,572	$11,967
8/31/2017	$11,847	$12,596	$11,828
9/30/2017	$12,320	$13,185	$12,267
10/31/2017	$12,632	$13,585	$12,642
12/31/2017	$12,898	$13,721	$12,827
1/31/2018	$13,366	$14,444	$13,323
2/28/2018	$12,677	$13,912	$12,687
3/31/2018	$12,481	$13,633	$12,464
4/30/2018	$12,596	$13,684	$12,505
5/31/2018	$12,506	$14,071	$12,579
6/30/2018	$12,541	$14,163	$12,610
7/31/2018	$13,064	$14,633	$13,109
8/31/2018	$13,161	$15,147	$13,303
9/30/2018	$13,115	$15,172	$13,329
10/31/2018	$12,375	$14,055	$12,639
11/30/2018	$12,663	$14,336	$13,016
12/31/2018	$11,415	$13,002	$11,767
1/31/2019	$12,360	$14,118	$12,682
2/28/2019	$12,699	$14,614	$13,088
3/31/2019	$12,735	$14,828	$13,171
4/30/2019	$12,987	$15,420	$13,638
5/31/2019	$12,072	$14,422	$12,761
6/30/2019	$12,956	$15,435	$13,677
7/31/2019	$13,131	$15,664	$13,791
8/31/2019	$12,890	$15,345	$13,385
9/30/2019	$13,348	$15,614	$13,863
10/31/2019	$13,542	$15,950	$14,056
11/30/2019	$13,881	$16,557	$14,491
12/31/2019	$14,144	$17,035	$14,890
1/31/2020	$13,617	$17,016	$14,569
2/29/2020	$12,289	$15,623	$13,158
3/31/2020	$9,945	$13,475	$10,910
4/30/2020	$10,779	$15,259	$12,136
5/31/2020	$11,211	$16,075	$12,552
6/30/2020	$11,111	$16,443	$12,469
7/31/2020	$11,424	$17,376	$12,962
8/31/2020	$11,697	$18,635	$13,497
9/30/2020	$11,354	$17,957	$13,166
10/31/2020	$11,235	$17,569	$12,993
11/30/2020	$12,866	$19,707	$14,741
12/31/2020	$13,104	$20,593	$15,306
1/31/2021	$13,096	$20,501	$15,166
2/28/2021	$13,305	$21,142	$16,082
3/31/2021	$14,176	$21,900	$17,028
4/30/2021	$14,541	$23,029	$17,709
5/31/2021	$15,010	$23,134	$18,123
6/30/2021	$14,973	$23,705	$17,915
7/31/2021	$15,308	$24,105	$18,059
8/31/2021	$15,837	$24,793	$18,417
9/30/2021	$14,971	$23,681	$17,776
10/31/2021	$15,875	$25,282	$18,678
11/30/2021	$15,290	$24,897	$18,020
12/31/2021	$16,042	$25,877	$19,157
1/31/2022	$15,290	$24,355	$18,711
2/28/2022	$14,834	$23,741	$18,493
3/31/2022	$15,290	$24,512	$19,015
4/30/2022	$14,340	$22,312	$17,943
5/31/2022	$14,446	$22,282	$18,292
6/30/2022	$13,322	$20,418	$16,694
7/31/2022	$14,013	$22,333	$17,801
8/31/2022	$13,539	$21,500	$17,270
9/30/2022	$12,353	$19,506	$15,756
10/31/2022	$13,580	$21,106	$17,371
11/30/2022	$14,709	$22,208	$18,457
12/31/2022	$14,177	$20,907	$17,713
1/31/2023	$14,766	$22,347	$18,631
2/28/2023	$14,403	$21,825	$17,974
3/31/2023	$14,136	$22,408	$17,891
4/30/2023	$14,064	$22,647	$18,161
5/31/2023	$13,539	$22,735	$17,460
6/30/2023	$14,378	$24,288	$18,620
7/31/2023	$14,629	$25,158	$19,275
8/31/2023	$14,259	$24,673	$18,754
9/30/2023	$13,598	$23,497	$18,031
10/31/2023	$13,376	$22,875	$17,395
11/30/2023	$14,267	$25,008	$18,707
12/31/2023	$15,067	$26,334	$19,743
1/31/2024	$15,282	$26,626	$19,764
2/29/2024	$15,876	$28,067	$20,493
3/31/2024	$16,561	$28,973	$21,517
4/30/2024	$15,876	$27,698	$20,598
5/31/2024	$16,313	$29,006	$21,251
6/30/2024	$16,371	$29,904	$21,051
7/31/2024	$17,097	$30,460	$22,127
8/31/2024	$17,601	$31,123	$22,721
9/30/2024	$17,930	$31,767	$23,036
10/31/2024	$17,694	$31,534	$22,783
11/30/2024	$18,746	$33,632	$24,238
12/31/2024	$17,618	$32,604	$22,580

Average Annual Total Returns

IBPG1	1 Year	5 Years	10 Years
Initial Class	16.93%	4.49%	5.83%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Russell 1000® Value IndexFootnote Reference(b)	14.37%	8.68%	8.49%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$484,758,837
Number of Portfolio Holdings	47
Portfolio Turnover Rate	23%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,258,777

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	23.3%
Industrials	18.8
Information Technology	17.2
Health Care	13.4
Consumer Staples	7.1
Materials	6.1
Consumer Discretionary	4.2
Real Estate	4.0
Communication Services	2.8
Energy	1.8
Utilities	1.1
Other Investment Company	0.6
Repurchase Agreements	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Aegon Sustainable Equity Income VP

Initial Class

Top Holdings (Percentage of Net Assets)

Cisco Systems, Inc.	4.1%
MetLife, Inc.	3.8
CME Group, Inc.	3.7
Colgate-Palmolive Co.	3.7
Gilead Sciences, Inc.	3.6
Broadcom, Inc.	3.3
Texas Instruments, Inc.	3.3
Republic Services, Inc.	3.1
Home Depot, Inc.	3.0
Microsoft Corp.	2.7

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon Sustainable Equity Income VP

Initial Class

Annual Shareholder Report

Transamerica Aegon Sustainable Equity Income VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Aegon Sustainable Equity Income VP (the "Portfolio") seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$105	0.97%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Global equity markets enjoyed a strong year in 2024 overall, and the U.S. was a key driver for this. Domestic stocks were boosted by falling interest rates, robust economic data, healthy corporate profitability and momentum behind the theme of artificial intelligence (“AI”), which drove the stock prices of many of the mega-cap technology names with exposure to the theme. As a result, growth stocks outperformed value.

Within the Russell 1000® Value Index, the top performing sectors were financials, utilities, and industrials. In contrast, basic materials was the only sector to register a negative absolute return in 2024, while health care and energy also underperformed.

The Portfolio’s performance was driven by strong stock selection. The Portfolio’s preference for higher quality companies (as defined by low debt and high returns on equity) was also beneficial, as these characteristics generally outperformed deeper value stocks.

From an allocation perspective, being overweight technology detracted from performance, but this was more than offset by having little exposure to the energy sector, which endured a disappointing year due to lower oil prices.

Among individual positions, the Portfolio’s holdings in the information technology sector added significant value, with Broadcom, Inc. and Taiwan Semiconductor Manufacturing Co. Ltd., ADR (“TSMC”) being the most accretive. AI was a prominent theme, as these companies are involved in developing and manufacturing semiconductors used in datacenter and networking infrastructure – an area which has seen a surge in demand.

As mentioned above, financials enjoyed a solid year in 2024 and the combination of the positive backdrop and good operational performance meant Progressive Corp., Stifel Financial Corp., Citizens Financial Group, Inc. and MetLife, Inc. all added value to the Portfolio.

In contrast, Merck & Co., Inc., AGCO Corp. and Elevance Health, Inc. all detracted over the year after lowering full year guidance. Merck & Co., Inc. cited acquisition costs; AGCO Corp. saw weakness in the agricultural machinery cycle; and Elevance Health, Inc. highlighted unprecedented Medicaid costs. AGCO Corp. was sold from the Portfolio due to weakening fundamentals.

Additionally, choppy demand for housing and the prospect of more gradual interest rate cuts weighed on shares of D.R. Horton, Inc. toward year end.

The Portfolio’s underweight in energy, due to its sustainability exclusions, also aided performance.

Transamerica Aegon Sustainable Equity Income VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Russell 1000® Value Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,638	$9,722	$9,600
2/28/2015	$10,103	$10,285	$10,065
3/31/2015	$9,962	$10,180	$9,928
4/30/2015	$9,991	$10,226	$10,021
5/31/2015	$10,009	$10,368	$10,141
6/30/2015	$9,817	$10,194	$9,939
7/31/2015	$9,995	$10,365	$9,982
8/31/2015	$9,454	$9,739	$9,388
9/30/2015	$9,109	$9,455	$9,104
10/31/2015	$9,727	$10,202	$9,791
11/30/2015	$9,823	$10,258	$9,829
12/31/2015	$9,617	$10,048	$9,617
1/31/2016	$9,181	$9,481	$9,120
2/29/2016	$9,153	$9,478	$9,118
3/31/2016	$9,698	$10,145	$9,775
4/30/2016	$9,947	$10,208	$9,980
5/31/2016	$9,990	$10,391	$10,135
6/30/2016	$10,062	$10,412	$10,223
7/31/2016	$10,368	$10,825	$10,520
8/31/2016	$10,449	$10,853	$10,601
9/30/2016	$10,283	$10,870	$10,579
10/31/2016	$10,161	$10,635	$10,415
11/30/2016	$10,786	$11,111	$11,010
12/31/2016	$11,020	$11,327	$11,285
1/31/2017	$11,117	$11,541	$11,365
2/28/2017	$11,610	$11,970	$11,774
3/31/2017	$11,522	$11,978	$11,654
4/30/2017	$11,527	$12,105	$11,632
5/31/2017	$11,610	$12,229	$11,621
6/30/2017	$11,839	$12,339	$11,811
7/31/2017	$11,839	$12,572	$11,967
8/31/2017	$11,769	$12,596	$11,828
9/30/2017	$12,228	$13,185	$12,267
10/31/2017	$12,538	$13,585	$12,642
12/31/2017	$12,797	$13,721	$12,827
1/31/2018	$13,261	$14,444	$13,323
2/28/2018	$12,578	$13,912	$12,687
3/31/2018	$12,378	$13,633	$12,464
4/30/2018	$12,488	$13,684	$12,505
5/31/2018	$12,398	$14,071	$12,579
6/30/2018	$12,433	$14,163	$12,610
7/31/2018	$12,947	$14,633	$13,109
8/31/2018	$13,040	$15,147	$13,303
9/30/2018	$12,990	$15,172	$13,329
10/31/2018	$12,258	$14,055	$12,639
11/30/2018	$12,537	$14,336	$13,016
12/31/2018	$11,302	$13,002	$11,767
1/31/2019	$12,232	$14,118	$12,682
2/28/2019	$12,563	$14,614	$13,088
3/31/2019	$12,598	$14,828	$13,171
4/30/2019	$12,847	$15,420	$13,638
5/31/2019	$11,937	$14,422	$12,761
6/30/2019	$12,807	$15,435	$13,677
7/31/2019	$12,979	$15,664	$13,791
8/31/2019	$12,742	$15,345	$13,385
9/30/2019	$13,193	$15,614	$13,863
10/31/2019	$13,379	$15,950	$14,056
11/30/2019	$13,712	$16,557	$14,491
12/31/2019	$13,966	$17,035	$14,890
1/31/2020	$13,447	$17,016	$14,569
2/29/2020	$12,130	$15,623	$13,158
3/31/2020	$9,811	$13,475	$10,910
4/30/2020	$10,634	$15,259	$12,136
5/31/2020	$11,054	$16,075	$12,552
6/30/2020	$10,955	$16,443	$12,469
7/31/2020	$11,264	$17,376	$12,962
8/31/2020	$11,530	$18,635	$13,497
9/30/2020	$11,186	$17,957	$13,166
10/31/2020	$11,069	$17,569	$12,993
11/30/2020	$12,679	$19,707	$14,741
12/31/2020	$12,906	$20,593	$15,306
1/31/2021	$12,899	$20,501	$15,166
2/28/2021	$13,104	$21,142	$16,082
3/31/2021	$13,953	$21,900	$17,028
4/30/2021	$14,312	$23,029	$17,709
5/31/2021	$14,773	$23,134	$18,123
6/30/2021	$14,729	$23,705	$17,915
7/31/2021	$15,051	$24,105	$18,059
8/31/2021	$15,567	$24,793	$18,417
9/30/2021	$14,717	$23,681	$17,776
10/31/2021	$15,597	$25,282	$18,678
11/30/2021	$15,031	$24,897	$18,020
12/31/2021	$15,761	$25,877	$19,157
1/31/2022	$15,016	$24,355	$18,711
2/28/2022	$14,568	$23,741	$18,493
3/31/2022	$15,008	$24,512	$19,015
4/30/2022	$14,076	$22,312	$17,943
5/31/2022	$14,181	$22,282	$18,292
6/30/2022	$13,070	$20,418	$16,694
7/31/2022	$13,748	$22,333	$17,801
8/31/2022	$13,279	$21,500	$17,270
9/30/2022	$12,111	$19,506	$15,756
10/31/2022	$13,319	$21,106	$17,371
11/30/2022	$14,415	$22,208	$18,457
12/31/2022	$13,895	$20,907	$17,713
1/31/2023	$14,471	$22,347	$18,631
2/28/2023	$14,116	$21,825	$17,974
3/31/2023	$13,847	$22,408	$17,891
4/30/2023	$13,768	$22,647	$18,161
5/31/2023	$13,256	$22,735	$17,460
6/30/2023	$14,076	$24,288	$18,620
7/31/2023	$14,313	$25,158	$19,275
8/31/2023	$13,949	$24,673	$18,754
9/30/2023	$13,305	$23,497	$18,031
10/31/2023	$13,080	$22,875	$17,395
11/30/2023	$13,949	$25,008	$18,707
12/31/2023	$14,729	$26,334	$19,743
1/31/2024	$14,938	$26,626	$19,764
2/29/2024	$15,517	$28,067	$20,493
3/31/2024	$16,177	$28,973	$21,517
4/30/2024	$15,501	$27,698	$20,598
5/31/2024	$15,927	$29,006	$21,251
6/30/2024	$15,984	$29,904	$21,051
7/31/2024	$16,684	$30,460	$22,127
8/31/2024	$17,174	$31,123	$22,721
9/30/2024	$17,493	$31,767	$23,036
10/31/2024	$17,264	$31,534	$22,783
11/30/2024	$18,288	$33,632	$24,238
12/31/2024	$17,174	$32,604	$22,580

Average Annual Total Returns

IBPG2	1 Year	5 Years	10 Years
Service Class	16.60%	4.22%	5.56%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Russell 1000® Value IndexFootnote Reference(b)	14.37%	8.68%	8.49%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$484,758,837
Number of Portfolio Holdings	47
Portfolio Turnover Rate	23%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,258,777

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	23.3%
Industrials	18.8
Information Technology	17.2
Health Care	13.4
Consumer Staples	7.1
Materials	6.1
Consumer Discretionary	4.2
Real Estate	4.0
Communication Services	2.8
Energy	1.8
Utilities	1.1
Other Investment Company	0.6
Repurchase Agreements	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Aegon Sustainable Equity Income VP

Service Class

Top Holdings (Percentage of Net Assets)

Cisco Systems, Inc.	4.1%
MetLife, Inc.	3.8
CME Group, Inc.	3.7
Colgate-Palmolive Co.	3.7
Gilead Sciences, Inc.	3.6
Broadcom, Inc.	3.3
Texas Instruments, Inc.	3.3
Republic Services, Inc.	3.1
Home Depot, Inc.	3.0
Microsoft Corp.	2.7

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon Sustainable Equity Income VP

Service Class

Annual Shareholder Report

Transamerica Aegon U.S. Government Securities VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Aegon U.S. Government Securities VP (the "Portfolio") seeks to provide as high a level of total return as is consistent with prudent investment strategies. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$56	0.56%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, performance relative to the Bloomberg US Government Index (“Index”) was driven by the Portfolio’s overweight to credit. This positioning led the Portfolio to generate additional yield and to benefit from credit spread compression over the period as compared to the Index. At a sector level, the ex-Index allocation to commercial mortgage-backed securities was a significant contributor to relative returns. Exposure to cash equivalent securities also contributed to performance.

Yield curve factors detracted from relative performance over the fiscal year. While the Portfolio’s duration and curve positioning were relatively in line with the Index during the period, the Portfolio’s ex-Index exposure to agency residential mortgage-backed securities (agency “RMBS”) detracted from relative returns when looking at yield curve factors in isolation. That occurred because agency RMBS exhibit negative convexity, which means their duration increases as rates rise, causing their value to decline more rapidly than bonds with positive convexity.

Positioning within government securities, including exposures obtained through interest rate futures, detracted from performance relative to the Index. During the fiscal year, the Portfolio held longer-duration securities in government securities relative to the Index’s duration profile for the sector. This positioning negatively impacted relative performance given the shift higher in rates over the year.

Over the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors. Allocations to commercial-mortgage-backed securities (“CMBS”) increased through the addition of exposure to high-quality agency CMBS backed by mortgage loans on multi-family properties. Investment grade corporate credit exposure decreased during year, mostly from the banking industry.

Transamerica Aegon U.S. Government Securities VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Universal Bond Index	Bloomberg US Government Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,214	$10,190	$10,250
2/28/2015	$10,099	$10,131	$10,098
3/31/2015	$10,148	$10,173	$10,160
4/30/2015	$10,107	$10,161	$10,110
5/31/2015	$10,082	$10,143	$10,093
6/30/2015	$9,984	$10,030	$10,008
7/31/2015	$10,049	$10,088	$10,088
8/31/2015	$10,044	$10,059	$10,093
9/30/2015	$10,111	$10,098	$10,179
10/31/2015	$10,086	$10,130	$10,143
11/30/2015	$10,044	$10,093	$10,103
12/31/2015	$10,010	$10,043	$10,086
1/31/2016	$10,170	$10,154	$10,295
2/29/2016	$10,238	$10,226	$10,384
3/31/2016	$10,272	$10,351	$10,400
4/30/2016	$10,263	$10,422	$10,390
5/31/2016	$10,263	$10,430	$10,390
6/30/2016	$10,449	$10,614	$10,612
7/31/2016	$10,491	$10,701	$10,654
8/31/2016	$10,448	$10,713	$10,598
9/30/2016	$10,422	$10,715	$10,586
10/31/2016	$10,312	$10,644	$10,473
11/30/2016	$10,048	$10,405	$10,202
12/31/2016	$10,040	$10,436	$10,191
1/31/2017	$10,065	$10,472	$10,215
2/28/2017	$10,116	$10,553	$10,265
3/31/2017	$10,108	$10,550	$10,261
4/30/2017	$10,176	$10,637	$10,331
5/31/2017	$10,252	$10,719	$10,397
6/30/2017	$10,244	$10,710	$10,381
7/31/2017	$10,261	$10,764	$10,399
8/31/2017	$10,364	$10,856	$10,509
9/30/2017	$10,287	$10,831	$10,409
10/31/2017	$10,278	$10,815	$10,394
12/31/2017	$10,307	$10,863	$10,426
1/31/2018	$10,182	$10,758	$10,287
2/28/2018	$10,105	$10,656	$10,211
3/31/2018	$10,172	$10,710	$10,306
4/30/2018	$10,096	$10,638	$10,223
5/31/2018	$10,182	$10,696	$10,314
6/30/2018	$10,172	$10,681	$10,316
7/31/2018	$10,134	$10,703	$10,274
8/31/2018	$10,205	$10,756	$10,352
9/30/2018	$10,116	$10,710	$10,257
10/31/2018	$10,056	$10,620	$10,209
11/30/2018	$10,135	$10,668	$10,299
12/31/2018	$10,333	$10,835	$10,518
1/31/2019	$10,383	$10,984	$10,567
2/28/2019	$10,363	$10,996	$10,539
3/31/2019	$10,561	$11,195	$10,739
4/30/2019	$10,531	$11,210	$10,710
5/31/2019	$10,758	$11,382	$10,959
6/30/2019	$10,857	$11,543	$11,060
7/31/2019	$10,847	$11,578	$11,047
8/31/2019	$11,197	$11,840	$11,419
9/30/2019	$11,116	$11,788	$11,323
10/31/2019	$11,116	$11,826	$11,331
11/30/2019	$11,086	$11,824	$11,298
12/31/2019	$11,015	$11,842	$11,236
1/31/2020	$11,288	$12,054	$11,508
2/29/2020	$11,540	$12,235	$11,809
3/31/2020	$11,731	$11,996	$12,144
4/30/2020	$11,852	$12,236	$12,220
5/31/2020	$11,832	$12,350	$12,191
6/30/2020	$11,903	$12,453	$12,203
7/31/2020	$12,034	$12,672	$12,339
8/31/2020	$11,963	$12,599	$12,208
9/30/2020	$11,973	$12,576	$12,225
10/31/2020	$11,881	$12,531	$12,113
11/30/2020	$11,963	$12,695	$12,155
12/31/2020	$12,004	$12,739	$12,129
1/31/2021	$11,922	$12,659	$12,017
2/28/2021	$11,675	$12,495	$11,804
3/31/2021	$11,562	$12,350	$11,626
4/30/2021	$11,665	$12,454	$11,712
5/31/2021	$11,686	$12,501	$11,752
6/30/2021	$11,747	$12,592	$11,825
7/31/2021	$11,860	$12,719	$11,983
8/31/2021	$11,841	$12,710	$11,962
9/30/2021	$11,728	$12,602	$11,835
10/31/2021	$11,717	$12,591	$11,825
11/30/2021	$11,773	$12,607	$11,913
12/31/2021	$11,717	$12,598	$11,853
1/31/2022	$11,491	$12,322	$11,631
2/28/2022	$11,367	$12,154	$11,554
3/31/2022	$11,051	$11,828	$11,197
4/30/2022	$10,712	$11,387	$10,856
5/31/2022	$10,712	$11,449	$10,877
6/30/2022	$10,611	$11,221	$10,781
7/31/2022	$10,780	$11,503	$10,952
8/31/2022	$10,510	$11,204	$10,683
9/30/2022	$10,122	$10,721	$10,318
10/31/2022	$9,962	$10,603	$10,176
11/30/2022	$10,213	$10,999	$10,445
12/31/2022	$10,191	$10,961	$10,392
1/31/2023	$10,430	$11,301	$10,650
2/28/2023	$10,202	$11,024	$10,404
3/31/2023	$10,465	$11,282	$10,702
4/30/2023	$10,522	$11,351	$10,759
5/31/2023	$10,407	$11,233	$10,636
6/30/2023	$10,339	$11,216	$10,557
7/31/2023	$10,293	$11,227	$10,521
8/31/2023	$10,250	$11,160	$10,469
9/30/2023	$10,029	$10,893	$10,242
10/31/2023	$9,924	$10,730	$10,121
11/30/2023	$10,238	$11,213	$10,468
12/31/2023	$10,598	$11,638	$10,817
1/31/2024	$10,575	$11,610	$10,788
2/29/2024	$10,435	$11,471	$10,648
3/31/2024	$10,505	$11,584	$10,716
4/30/2024	$10,261	$11,313	$10,470
5/31/2024	$10,401	$11,500	$10,621
6/30/2024	$10,528	$11,606	$10,728
7/31/2024	$10,703	$11,869	$10,961
8/31/2024	$10,862	$12,044	$11,100
9/30/2024	$10,983	$12,209	$11,233
10/31/2024	$10,717	$11,932	$10,968
11/30/2024	$10,802	$12,057	$11,053
12/31/2024	$10,633	$11,875	$10,885

Average Annual Total Returns

IBDH1	1 Year	5 Years	10 Years
Initial Class	0.33%	(0.70%)	0.62%
Bloomberg US Universal Bond IndexFootnote Reference(a)	2.04%	0.06%	1.73%
Bloomberg US Government IndexFootnote Reference(b)	0.62%	(0.63%)	0.85%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Government Index is comprised of U.S. Treasuries and U.S. agency debentures. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$224,548,201
Number of Portfolio Holdings	98
Portfolio Turnover Rate	44%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,320,516
Average MaturityFootnote Reference§	6.46 years
DurationFootnote Reference†	5.64 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon U.S. Government Securities VP

Initial Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	94.4%
AAA	1.0
A	2.0
BBB	0.2
BB	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	55.2%
U.S. Government Agency Obligations	39.2
Repurchase Agreements	6.8
Other Investment Company	5.6
Corporate Debt Securities	2.2
Mortgage-Backed Securities	0.9
Municipal Government Obligations	0.1
Net Other Assets (Liabilities)Footnote Reference^	(10.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Federal Home Loan Banks, 2.38%, 03/14/2025	11.1%
U.S. Treasury Notes, 1.88%, 02/28/2027	4.4
Federal Farm Credit Banks Funding Corp., 2.04%, 09/24/2029	4.0
Uniform Mortgage-Backed Security, TBA, 3.50%, 01/01/2040	3.2
Federal National Mortgage Association, 0.88%, 08/05/2030	3.1
U.S. Treasury Notes, 1.25%, 11/30/2026	2.6
Tennessee Valley Authority, 2.88%, 02/01/2027	2.6
Tennessee Valley Authority, 4.88%, 01/15/2048	2.5
Federal Home Loan Banks, 4.75%, 12/10/2032	2.2
U.S. Treasury Notes, 4.63%, 05/31/2031	2.2

Transamerica Aegon U.S. Government Securities VP

Initial Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon U.S. Government Securities VP

Initial Class

Annual Shareholder Report

Transamerica Aegon U.S. Government Securities VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Aegon U.S. Government Securities VP (the "Portfolio") seeks to provide as high a level of total return as is consistent with prudent investment strategies. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$81	0.81%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, performance relative to the Bloomberg US Government Index (“Index”) was driven by the Portfolio’s overweight to credit. This positioning led the Portfolio to generate additional yield and to benefit from credit spread compression over the period as compared to the Index. At a sector level, the ex-Index allocation to commercial mortgage-backed securities was a significant contributor to relative returns. Exposure to cash equivalent securities also contributed to performance.

Yield curve factors detracted from relative performance over the fiscal year. While the Portfolio’s duration and curve positioning were relatively in line with the Index during the period, the Portfolio’s ex-Index exposure to agency residential mortgage-backed securities (agency “RMBS”) detracted from relative returns when looking at yield curve factors in isolation. That occurred because agency RMBS exhibit negative convexity, which means their duration increases as rates rise, causing their value to decline more rapidly than bonds with positive convexity.

Positioning within government securities, including exposures obtained through interest rate futures, detracted from performance relative to the Index. During the fiscal year, the Portfolio held longer-duration securities in government securities relative to the Index’s duration profile for the sector. This positioning negatively impacted relative performance given the shift higher in rates over the year.

Over the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors. Allocations to commercial-mortgage-backed securities (“CMBS”) increased through the addition of exposure to high-quality agency CMBS backed by mortgage loans on multi-family properties. Investment grade corporate credit exposure decreased during year, mostly from the banking industry.

Transamerica Aegon U.S. Government Securities VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Universal Bond Index	Bloomberg US Government Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,217	$10,190	$10,250
2/28/2015	$10,096	$10,131	$10,098
3/31/2015	$10,145	$10,173	$10,160
4/30/2015	$10,096	$10,161	$10,110
5/31/2015	$10,072	$10,143	$10,093
6/30/2015	$9,976	$10,030	$10,008
7/31/2015	$10,040	$10,088	$10,088
8/31/2015	$10,032	$10,059	$10,093
9/30/2015	$10,089	$10,098	$10,179
10/31/2015	$10,065	$10,130	$10,143
11/30/2015	$10,024	$10,093	$10,103
12/31/2015	$9,982	$10,043	$10,086
1/31/2016	$10,147	$10,154	$10,295
2/29/2016	$10,204	$10,226	$10,384
3/31/2016	$10,237	$10,351	$10,400
4/30/2016	$10,221	$10,422	$10,390
5/31/2016	$10,221	$10,430	$10,390
6/30/2016	$10,410	$10,614	$10,612
7/31/2016	$10,451	$10,701	$10,654
8/31/2016	$10,401	$10,713	$10,598
9/30/2016	$10,376	$10,715	$10,586
10/31/2016	$10,261	$10,644	$10,473
11/30/2016	$10,005	$10,405	$10,202
12/31/2016	$9,996	$10,436	$10,191
1/31/2017	$10,013	$10,472	$10,215
2/28/2017	$10,063	$10,553	$10,265
3/31/2017	$10,063	$10,550	$10,261
4/30/2017	$10,129	$10,637	$10,331
5/31/2017	$10,195	$10,719	$10,397
6/30/2017	$10,178	$10,710	$10,381
7/31/2017	$10,203	$10,764	$10,399
8/31/2017	$10,306	$10,856	$10,509
9/30/2017	$10,223	$10,831	$10,409
10/31/2017	$10,205	$10,815	$10,394
12/31/2017	$10,232	$10,863	$10,426
1/31/2018	$10,112	$10,758	$10,287
2/28/2018	$10,029	$10,656	$10,211
3/31/2018	$10,103	$10,710	$10,306
4/30/2018	$10,020	$10,638	$10,223
5/31/2018	$10,103	$10,696	$10,314
6/30/2018	$10,094	$10,681	$10,316
7/31/2018	$10,047	$10,703	$10,274
8/31/2018	$10,120	$10,756	$10,352
9/30/2018	$10,035	$10,710	$10,257
10/31/2018	$9,968	$10,620	$10,209
11/30/2018	$10,044	$10,668	$10,299
12/31/2018	$10,234	$10,835	$10,518
1/31/2019	$10,291	$10,984	$10,567
2/28/2019	$10,262	$10,996	$10,539
3/31/2019	$10,452	$11,195	$10,739
4/30/2019	$10,423	$11,210	$10,710
5/31/2019	$10,651	$11,382	$10,959
6/30/2019	$10,736	$11,543	$11,060
7/31/2019	$10,736	$11,578	$11,047
8/31/2019	$11,076	$11,840	$11,419
9/30/2019	$10,990	$11,788	$11,323
10/31/2019	$10,980	$11,826	$11,331
11/30/2019	$10,951	$11,824	$11,298
12/31/2019	$10,883	$11,842	$11,236
1/31/2020	$11,154	$12,054	$11,508
2/29/2020	$11,395	$12,235	$11,809
3/31/2020	$11,588	$11,996	$12,144
4/30/2020	$11,704	$12,236	$12,220
5/31/2020	$11,684	$12,350	$12,191
6/30/2020	$11,752	$12,453	$12,203
7/31/2020	$11,877	$12,672	$12,339
8/31/2020	$11,807	$12,599	$12,208
9/30/2020	$11,807	$12,576	$12,225
10/31/2020	$11,718	$12,531	$12,113
11/30/2020	$11,797	$12,695	$12,155
12/31/2020	$11,826	$12,739	$12,129
1/31/2021	$11,748	$12,659	$12,017
2/28/2021	$11,503	$12,495	$11,804
3/31/2021	$11,395	$12,350	$11,626
4/30/2021	$11,483	$12,454	$11,712
5/31/2021	$11,513	$12,501	$11,752
6/30/2021	$11,562	$12,592	$11,825
7/31/2021	$11,670	$12,719	$11,983
8/31/2021	$11,655	$12,710	$11,962
9/30/2021	$11,537	$12,602	$11,835
10/31/2021	$11,516	$12,591	$11,825
11/30/2021	$11,580	$12,607	$11,913
12/31/2021	$11,527	$12,598	$11,853
1/31/2022	$11,302	$12,322	$11,631
2/28/2022	$11,174	$12,154	$11,554
3/31/2022	$10,853	$11,828	$11,197
4/30/2022	$10,522	$11,387	$10,856
5/31/2022	$10,522	$11,449	$10,877
6/30/2022	$10,415	$11,221	$10,781
7/31/2022	$10,586	$11,503	$10,952
8/31/2022	$10,317	$11,204	$10,683
9/30/2022	$9,940	$10,721	$10,318
10/31/2022	$9,778	$10,603	$10,176
11/30/2022	$10,026	$10,999	$10,445
12/31/2022	$9,994	$10,961	$10,392
1/31/2023	$10,220	$11,301	$10,650
2/28/2023	$10,005	$11,024	$10,404
3/31/2023	$10,264	$11,282	$10,702
4/30/2023	$10,307	$11,351	$10,759
5/31/2023	$10,199	$11,233	$10,636
6/30/2023	$10,134	$11,216	$10,557
7/31/2023	$10,091	$11,227	$10,521
8/31/2023	$10,034	$11,160	$10,469
9/30/2023	$9,815	$10,893	$10,242
10/31/2023	$9,706	$10,730	$10,121
11/30/2023	$10,023	$11,213	$10,468
12/31/2023	$10,363	$11,638	$10,817
1/31/2024	$10,341	$11,610	$10,788
2/29/2024	$10,198	$11,471	$10,648
3/31/2024	$10,275	$11,584	$10,716
4/30/2024	$10,034	$11,313	$10,470
5/31/2024	$10,166	$11,500	$10,621
6/30/2024	$10,286	$11,606	$10,728
7/31/2024	$10,450	$11,869	$10,961
8/31/2024	$10,616	$12,044	$11,100
9/30/2024	$10,718	$12,209	$11,233
10/31/2024	$10,470	$11,932	$10,968
11/30/2024	$10,549	$12,057	$11,053
12/31/2024	$10,379	$11,875	$10,885

Average Annual Total Returns

IBDH2	1 Year	5 Years	10 Years
Service Class	0.16%	(0.94%)	0.37%
Bloomberg US Universal Bond IndexFootnote Reference(a)	2.04%	0.06%	1.73%
Bloomberg US Government IndexFootnote Reference(b)	0.62%	(0.63%)	0.85%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Government Index is comprised of U.S. Treasuries and U.S. agency debentures. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$224,548,201
Number of Portfolio Holdings	98
Portfolio Turnover Rate	44%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,320,516
Average MaturityFootnote Reference§	6.46 years
DurationFootnote Reference†	5.64 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon U.S. Government Securities VP

Service Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	94.4%
AAA	1.0
A	2.0
BBB	0.2
BB	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	55.2%
U.S. Government Agency Obligations	39.2
Repurchase Agreements	6.8
Other Investment Company	5.6
Corporate Debt Securities	2.2
Mortgage-Backed Securities	0.9
Municipal Government Obligations	0.1
Net Other Assets (Liabilities)Footnote Reference^	(10.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Federal Home Loan Banks, 2.38%, 03/14/2025	11.1%
U.S. Treasury Notes, 1.88%, 02/28/2027	4.4
Federal Farm Credit Banks Funding Corp., 2.04%, 09/24/2029	4.0
Uniform Mortgage-Backed Security, TBA, 3.50%, 01/01/2040	3.2
Federal National Mortgage Association, 0.88%, 08/05/2030	3.1
U.S. Treasury Notes, 1.25%, 11/30/2026	2.6
Tennessee Valley Authority, 2.88%, 02/01/2027	2.6
Tennessee Valley Authority, 4.88%, 01/15/2048	2.5
Federal Home Loan Banks, 4.75%, 12/10/2032	2.2
U.S. Treasury Notes, 4.63%, 05/31/2031	2.2

Transamerica Aegon U.S. Government Securities VP

Service Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon U.S. Government Securities VP

Service Class

Annual Shareholder Report

December 31, 2024

Transamerica BlackRock Government Money Market VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock Government Money Market VP (the "Portfolio") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$30	0.29%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

Key Portfolio Statistics

Total Net Assets	$741,837,165
Number of Portfolio Holdings	100
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,906,085
Average MaturityFootnote Reference§	0.16 years
DurationFootnote Reference†	0.07 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica BlackRock Government Money Market VP

Initial Class

What did the Portfolio invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 4.40%, 07/31/2025	2.3%
U.S. Treasury Bills, 4.41%, 05/08/2025	2.1
U.S. Treasury Bills, 4.56%, 03/04/2025	2.0
U.S. Treasury Floating Rate Notes, 4.48%, 01/31/2025	2.0
U.S. Treasury Bills, 4.31%, 06/20/2025	1.8
U.S. Treasury Bills, 4.50%, 05/29/2025	1.8
U.S. Treasury Floating Rate Notes, 4.48%, 10/31/2026	1.7
U.S. Treasury Bills, 4.34%, 02/11/2025	1.7
U.S. Treasury Bills, 4.51%, 03/25/2025	1.6
Federal Farm Credit Discount Notes, 5.31%, 01/17/2025	1.5

Asset Allocations (Percentage of Net Assets)

Repurchase Agreements	39.3%
Short-Term U.S. Government Obligations	34.5
U.S. Government Obligations	10.3
Short-Term U.S. Government Agency Obligations	9.2
U.S. Government Agency Obligations	6.7
Net Other Assets (Liabilities)Footnote Reference^	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolio. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolio money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock Government Money Market VP

Initial Class

Annual Shareholder Report

December 31, 2024

Transamerica BlackRock Government Money Market VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock Government Money Market VP (the "Portfolio") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$55	0.54%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

Key Portfolio Statistics

Total Net Assets	$741,837,165
Number of Portfolio Holdings	100
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,906,085
Average MaturityFootnote Reference§	0.16 years
DurationFootnote Reference†	0.07 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica BlackRock Government Money Market VP

Service Class

What did the Portfolio invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 4.40%, 07/31/2025	2.3%
U.S. Treasury Bills, 4.41%, 05/08/2025	2.1
U.S. Treasury Bills, 4.56%, 03/04/2025	2.0
U.S. Treasury Floating Rate Notes, 4.48%, 01/31/2025	2.0
U.S. Treasury Bills, 4.31%, 06/20/2025	1.8
U.S. Treasury Bills, 4.50%, 05/29/2025	1.8
U.S. Treasury Floating Rate Notes, 4.48%, 10/31/2026	1.7
U.S. Treasury Bills, 4.34%, 02/11/2025	1.7
U.S. Treasury Bills, 4.51%, 03/25/2025	1.6
Federal Farm Credit Discount Notes, 5.31%, 01/17/2025	1.5

Asset Allocations (Percentage of Net Assets)

Repurchase Agreements	39.3%
Short-Term U.S. Government Obligations	34.5
U.S. Government Obligations	10.3
Short-Term U.S. Government Agency Obligations	9.2
U.S. Government Agency Obligations	6.7
Net Other Assets (Liabilities)Footnote Reference^	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolio. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolio money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock Government Money Market VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP (the "Portfolio") seeks current income and preservation of capital. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$52	0.50%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio posted positive returns over the fiscal year ended December 31, 2024. An equity overweight contributed to performance as U.S. equity markets ended the year with strong positive gains across growth and value stocks. Earlier in 2024, the Portfolio held an overweight to European equities, which was also beneficial to performance. An overweight to Japanese equities added to performance in August after a sharp selloff also contributed to Portfolio performance, as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the year, the Portfolio tactically shifted duration underweight based on the market pricing of U.S. growth and inflation. The Portfolio did engage in volatility control during the month of August given the rapid sell off in equities, which detracted modestly from returns.

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index	Russell 3000® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,028	$10,210	$9,722
2/28/2015	$10,147	$10,114	$10,285
3/31/2015	$10,101	$10,161	$10,180
4/30/2015	$10,120	$10,124	$10,226
5/31/2015	$10,120	$10,100	$10,368
6/30/2015	$9,991	$9,990	$10,194
7/31/2015	$10,111	$10,059	$10,365
8/31/2015	$9,777	$10,045	$9,739
9/30/2015	$9,738	$10,113	$9,455
10/31/2015	$9,911	$10,114	$10,202
11/30/2015	$9,873	$10,088	$10,258
12/31/2015	$9,787	$10,055	$10,048
1/31/2016	$9,710	$10,193	$9,481
2/29/2016	$9,758	$10,266	$9,478
3/31/2016	$9,969	$10,360	$10,145
4/30/2016	$9,998	$10,400	$10,208
5/31/2016	$10,017	$10,402	$10,391
6/30/2016	$10,113	$10,589	$10,412
7/31/2016	$10,267	$10,656	$10,825
8/31/2016	$10,243	$10,644	$10,853
9/30/2016	$10,253	$10,638	$10,870
10/31/2016	$10,087	$10,556	$10,635
11/30/2016	$9,990	$10,307	$11,111
12/31/2016	$10,068	$10,321	$11,327
1/31/2017	$10,195	$10,341	$11,541
2/28/2017	$10,380	$10,411	$11,970
3/31/2017	$10,419	$10,405	$11,978
4/30/2017	$10,526	$10,486	$12,105
5/31/2017	$10,653	$10,566	$12,229
6/30/2017	$10,682	$10,556	$12,339
7/31/2017	$10,819	$10,601	$12,572
8/31/2017	$10,879	$10,696	$12,596
9/30/2017	$10,949	$10,645	$12,903
10/31/2017	$11,059	$10,652	$13,185
11/30/2017	$11,178	$10,638	$13,585
12/31/2017	$11,268	$10,687	$13,721
1/31/2018	$11,487	$10,564	$14,444
2/28/2018	$11,158	$10,464	$13,912
3/31/2018	$11,128	$10,531	$13,633
4/30/2018	$11,059	$10,452	$13,684
5/31/2018	$11,138	$10,527	$14,071
6/30/2018	$11,108	$10,514	$14,163
7/31/2018	$11,228	$10,516	$14,633
8/31/2018	$11,349	$10,584	$15,147
9/30/2018	$11,339	$10,516	$15,172
10/31/2018	$10,944	$10,433	$14,055
11/30/2018	$11,035	$10,495	$14,336
12/31/2018	$10,974	$10,688	$13,002
1/31/2019	$11,248	$10,801	$14,118
2/28/2019	$11,329	$10,795	$14,614
3/31/2019	$11,501	$11,002	$14,828
4/30/2019	$11,623	$11,005	$15,420
5/31/2019	$11,481	$11,201	$14,422
6/30/2019	$11,765	$11,341	$15,435
7/31/2019	$11,795	$11,366	$15,664
8/31/2019	$11,828	$11,661	$15,345
9/30/2019	$11,817	$11,599	$15,614
10/31/2019	$11,907	$11,634	$15,950
11/30/2019	$12,064	$11,628	$16,557
12/31/2019	$12,232	$11,620	$17,035
1/31/2020	$12,311	$11,843	$17,016
2/29/2020	$11,952	$12,056	$15,623
3/31/2020	$11,311	$11,985	$13,475
4/30/2020	$11,794	$12,198	$15,259
5/31/2020	$11,985	$12,255	$16,075
6/30/2020	$12,131	$12,332	$16,443
7/31/2020	$12,423	$12,517	$17,376
8/31/2020	$12,645	$12,416	$18,635
9/30/2020	$12,482	$12,409	$17,957
10/31/2020	$12,330	$12,353	$17,569
11/30/2020	$12,843	$12,475	$19,707
12/31/2020	$13,088	$12,492	$20,593
1/31/2021	$13,018	$12,402	$20,501
2/28/2021	$13,006	$12,223	$21,142
3/31/2021	$13,006	$12,071	$21,900
4/30/2021	$13,309	$12,166	$23,029
5/31/2021	$13,379	$12,206	$23,134
6/30/2021	$13,542	$12,291	$23,705
7/31/2021	$13,694	$12,429	$24,105
8/31/2021	$13,846	$12,405	$24,793
9/30/2021	$13,474	$12,298	$23,681
10/31/2021	$13,798	$12,294	$25,282
11/30/2021	$13,666	$12,331	$24,897
12/31/2021	$13,870	$12,299	$25,877
1/31/2022	$13,402	$12,034	$24,355
2/28/2022	$13,186	$11,900	$23,741
3/31/2022	$12,970	$11,569	$24,512
4/30/2022	$12,346	$11,130	$22,312
5/31/2022	$12,406	$11,202	$22,282
6/30/2022	$11,974	$11,026	$20,418
7/31/2022	$12,346	$11,296	$22,333
8/31/2022	$11,993	$10,977	$21,500
9/30/2022	$11,455	$10,502	$19,506
10/31/2022	$11,540	$10,366	$21,106
11/30/2022	$11,979	$10,748	$22,208
12/31/2022	$11,781	$10,699	$20,907
1/31/2023	$12,219	$11,028	$22,347
2/28/2023	$11,922	$10,743	$21,825
3/31/2023	$12,262	$11,016	$22,408
4/30/2023	$12,375	$11,083	$22,647
5/31/2023	$12,233	$10,962	$22,735
6/30/2023	$12,488	$10,923	$24,288
7/31/2023	$12,629	$10,915	$25,158
8/31/2023	$12,451	$10,846	$24,673
9/30/2023	$12,048	$10,570	$23,497
10/31/2023	$11,803	$10,403	$22,875
11/30/2023	$12,465	$10,874	$25,008
12/31/2023	$12,983	$11,291	$26,334
1/31/2024	$12,983	$11,260	$26,626
2/29/2024	$13,098	$11,100	$28,067
3/31/2024	$13,343	$11,203	$28,973
4/30/2024	$12,926	$10,920	$27,698
5/31/2024	$13,314	$11,105	$29,006
6/30/2024	$13,458	$11,210	$29,904
7/31/2024	$13,775	$11,472	$30,460
8/31/2024	$14,002	$11,637	$31,123
9/30/2024	$14,193	$11,793	$31,767
10/31/2024	$13,854	$11,500	$31,534
11/30/2024	$14,164	$11,622	$33,632
12/31/2024	$13,854	$11,432	$32,604

Average Annual Total Returns

I3CB1	1 Year	5 Years	10 Years
Initial Class	6.71%	2.52%	3.31%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Russell 3000®IndexFootnote Reference(b)	23.81%	13.86%	12.55%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$205,888,010
Number of Portfolio Holdings	12
Portfolio Turnover Rate	60%
Total Advisory Fees Paid (net of waivers and reimbursements)	$984,077

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	57.3%
U.S. Equity Funds	25.9
International Equity Funds	14.1
Other Investment Company	2.9
Repurchase Agreements	2.4
Net Other Assets (Liabilities)Footnote Reference^	(2.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	35.1%
iShares Core S&P 500 ETF	22.1
iShares MSCI EAFE ETF	8.1
iShares U.S. Treasury Bond ETF	7.1
iShares Short Treasury Bond ETF	6.7
iShares 7-10 Year Treasury Bond ETF	4.3
iShares iBoxx $ Investment Grade Corporate Bond ETF	4.2
iShares Russell 2000 ETF	3.8
iShares Core MSCI EAFE ETF	3.7
iShares MSCI Eurozone ETF	1.1

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP (the "Portfolio") seeks current income and preservation of capital. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$77	0.75%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio posted positive returns over the fiscal year ended December 31, 2024. An equity overweight contributed to performance as U.S. equity markets ended the year with strong positive gains across growth and value stocks. Earlier in 2024, the Portfolio held an overweight to European equities, which was also beneficial to performance. An overweight to Japanese equities added to performance in August after a sharp selloff also contributed to Portfolio performance, as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the year, the Portfolio tactically shifted duration underweight based on the market pricing of U.S. growth and inflation. The Portfolio did engage in volatility control during the month of August given the rapid sell off in equities, which detracted modestly from returns.

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index	Russell 3000® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,037	$10,210	$9,722
2/28/2015	$10,148	$10,114	$10,285
3/31/2015	$10,102	$10,161	$10,180
4/30/2015	$10,121	$10,124	$10,226
5/31/2015	$10,121	$10,100	$10,368
6/30/2015	$9,991	$9,990	$10,194
7/31/2015	$10,102	$10,059	$10,365
8/31/2015	$9,764	$10,045	$9,739
9/30/2015	$9,725	$10,113	$9,455
10/31/2015	$9,899	$10,114	$10,202
11/30/2015	$9,861	$10,088	$10,258
12/31/2015	$9,764	$10,055	$10,048
1/31/2016	$9,687	$10,193	$9,481
2/29/2016	$9,735	$10,266	$9,478
3/31/2016	$9,947	$10,360	$10,145
4/30/2016	$9,967	$10,400	$10,208
5/31/2016	$9,986	$10,402	$10,391
6/30/2016	$10,083	$10,589	$10,412
7/31/2016	$10,237	$10,656	$10,825
8/31/2016	$10,208	$10,644	$10,853
9/30/2016	$10,218	$10,638	$10,870
10/31/2016	$10,052	$10,556	$10,635
11/30/2016	$9,944	$10,307	$11,111
12/31/2016	$10,022	$10,321	$11,327
1/31/2017	$10,140	$10,341	$11,541
2/28/2017	$10,326	$10,411	$11,970
3/31/2017	$10,365	$10,405	$11,978
4/30/2017	$10,472	$10,486	$12,105
5/31/2017	$10,599	$10,566	$12,229
6/30/2017	$10,629	$10,556	$12,339
7/31/2017	$10,756	$10,601	$12,572
8/31/2017	$10,817	$10,696	$12,596
9/30/2017	$10,876	$10,645	$12,903
10/31/2017	$10,986	$10,652	$13,185
11/30/2017	$11,105	$10,638	$13,585
12/31/2017	$11,195	$10,687	$13,721
1/31/2018	$11,404	$10,564	$14,444
2/28/2018	$11,075	$10,464	$13,912
3/31/2018	$11,046	$10,531	$13,633
4/30/2018	$10,976	$10,452	$13,684
5/31/2018	$11,046	$10,527	$14,071
6/30/2018	$11,026	$10,514	$14,163
7/31/2018	$11,135	$10,516	$14,633
8/31/2018	$11,256	$10,584	$15,147
9/30/2018	$11,235	$10,516	$15,172
10/31/2018	$10,851	$10,433	$14,055
11/30/2018	$10,942	$10,495	$14,336
12/31/2018	$10,871	$10,688	$13,002
1/31/2019	$11,144	$10,801	$14,118
2/28/2019	$11,215	$10,795	$14,614
3/31/2019	$11,387	$11,002	$14,828
4/30/2019	$11,498	$11,005	$15,420
5/31/2019	$11,367	$11,201	$14,422
6/30/2019	$11,640	$11,341	$15,435
7/31/2019	$11,670	$11,366	$15,664
8/31/2019	$11,690	$11,661	$15,345
9/30/2019	$11,690	$11,599	$15,614
10/31/2019	$11,769	$11,634	$15,950
11/30/2019	$11,914	$11,628	$16,557
12/31/2019	$12,093	$11,620	$17,035
1/31/2020	$12,160	$11,843	$17,016
2/29/2020	$11,802	$12,056	$15,623
3/31/2020	$11,176	$11,985	$13,475
4/30/2020	$11,646	$12,198	$15,259
5/31/2020	$11,836	$12,255	$16,075
6/30/2020	$11,970	$12,332	$16,443
7/31/2020	$12,249	$12,517	$17,376
8/31/2020	$12,469	$12,416	$18,635
9/30/2020	$12,307	$12,409	$17,957
10/31/2020	$12,168	$12,353	$17,569
11/30/2020	$12,654	$12,475	$19,707
12/31/2020	$12,897	$12,492	$20,593
1/31/2021	$12,828	$12,402	$20,501
2/28/2021	$12,816	$12,223	$21,142
3/31/2021	$12,816	$12,071	$21,900
4/30/2021	$13,117	$12,166	$23,029
5/31/2021	$13,175	$12,206	$23,134
6/30/2021	$13,337	$12,291	$23,705
7/31/2021	$13,487	$12,429	$24,105
8/31/2021	$13,626	$12,405	$24,793
9/30/2021	$13,258	$12,298	$23,681
10/31/2021	$13,578	$12,294	$25,282
11/30/2021	$13,436	$12,331	$24,897
12/31/2021	$13,638	$12,299	$25,877
1/31/2022	$13,175	$12,034	$24,355
2/28/2022	$12,961	$11,900	$23,741
3/31/2022	$12,747	$11,569	$24,512
4/30/2022	$12,129	$11,130	$22,312
5/31/2022	$12,189	$11,202	$22,282
6/30/2022	$11,761	$11,026	$20,418
7/31/2022	$12,117	$11,296	$22,333
8/31/2022	$11,762	$10,977	$21,500
9/30/2022	$11,232	$10,502	$19,506
10/31/2022	$11,329	$10,366	$21,106
11/30/2022	$11,748	$10,748	$22,208
12/31/2022	$11,553	$10,699	$20,907
1/31/2023	$11,986	$11,028	$22,347
2/28/2023	$11,693	$10,743	$21,825
3/31/2023	$12,014	$11,016	$22,408
4/30/2023	$12,126	$11,083	$22,647
5/31/2023	$11,986	$10,962	$22,735
6/30/2023	$12,223	$10,923	$24,288
7/31/2023	$12,377	$10,915	$25,158
8/31/2023	$12,193	$10,846	$24,673
9/30/2023	$11,796	$10,570	$23,497
10/31/2023	$11,555	$10,403	$22,875
11/30/2023	$12,193	$10,874	$25,008
12/31/2023	$12,703	$11,291	$26,334
1/31/2024	$12,703	$11,260	$26,626
2/29/2024	$12,817	$11,100	$28,067
3/31/2024	$13,058	$11,203	$28,973
4/30/2024	$12,647	$10,920	$27,698
5/31/2024	$13,015	$11,105	$29,006
6/30/2024	$13,157	$11,210	$29,904
7/31/2024	$13,455	$11,472	$30,460
8/31/2024	$13,670	$11,637	$31,123
9/30/2024	$13,859	$11,793	$31,767
10/31/2024	$13,525	$11,500	$31,534
11/30/2024	$13,830	$11,622	$33,632
12/31/2024	$13,525	$11,432	$32,604

Average Annual Total Returns

I3CB2	1 Year	5 Years	10 Years
Service Class	6.47%	2.26%	3.07%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Russell 3000®IndexFootnote Reference(b)	23.81%	13.86%	12.55%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$205,888,010
Number of Portfolio Holdings	12
Portfolio Turnover Rate	60%
Total Advisory Fees Paid (net of waivers and reimbursements)	$984,077

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	57.3%
U.S. Equity Funds	25.9
International Equity Funds	14.1
Other Investment Company	2.9
Repurchase Agreements	2.4
Net Other Assets (Liabilities)Footnote Reference^	(2.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	35.1%
iShares Core S&P 500 ETF	22.1
iShares MSCI EAFE ETF	8.1
iShares U.S. Treasury Bond ETF	7.1
iShares Short Treasury Bond ETF	6.7
iShares 7-10 Year Treasury Bond ETF	4.3
iShares iBoxx $ Investment Grade Corporate Bond ETF	4.2
iShares Russell 2000 ETF	3.8
iShares Core MSCI EAFE ETF	3.7
iShares MSCI Eurozone ETF	1.1

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP (the "Portfolio") seeks capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$52	0.49%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio posted positive returns over the fiscal year ended December 31, 2024. An equity overweight contributed to performance as U.S. markets ended the year with strong positive gains across growth and value stocks. Earlier in 2024, the Portfolio held an overweight to European equities, which was also beneficial to performance. An overweight to Japanese equities added in August after a sharp selloff also contributed to performance as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the year, the Portfolio tactically shifted duration underweight based on the market pricing of U.S. growth and inflation.

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,949	$9,722	$10,210
2/28/2015	$10,205	$10,285	$10,114
3/31/2015	$10,094	$10,180	$10,161
4/30/2015	$10,111	$10,226	$10,124
5/31/2015	$10,128	$10,368	$10,100
6/30/2015	$9,949	$10,194	$9,990
7/31/2015	$10,068	$10,365	$10,059
8/31/2015	$9,436	$9,739	$10,045
9/30/2015	$9,298	$9,455	$10,113
10/31/2015	$9,574	$10,202	$10,114
11/30/2015	$9,518	$10,258	$10,088
12/31/2015	$9,362	$10,048	$10,055
1/31/2016	$9,196	$9,481	$10,193
2/29/2016	$9,196	$9,478	$10,266
3/31/2016	$9,445	$10,145	$10,360
4/30/2016	$9,463	$10,208	$10,400
5/31/2016	$9,472	$10,391	$10,402
6/30/2016	$9,472	$10,412	$10,589
7/31/2016	$9,647	$10,825	$10,656
8/31/2016	$9,635	$10,853	$10,644
9/30/2016	$9,626	$10,870	$10,638
10/31/2016	$9,467	$10,635	$10,556
11/30/2016	$9,477	$11,111	$10,307
12/31/2016	$9,579	$11,327	$10,321
1/31/2017	$9,766	$11,541	$10,341
2/28/2017	$10,046	$11,970	$10,411
3/31/2017	$10,129	$11,978	$10,405
4/30/2017	$10,260	$12,105	$10,486
5/31/2017	$10,428	$12,229	$10,566
6/30/2017	$10,493	$12,339	$10,556
7/31/2017	$10,717	$12,572	$10,601
8/31/2017	$10,752	$12,596	$10,696
9/30/2017	$10,951	$12,903	$10,645
10/31/2017	$11,159	$13,185	$10,652
11/30/2017	$11,406	$13,585	$10,638
12/31/2017	$11,548	$13,721	$10,687
1/31/2018	$12,116	$14,444	$10,564
2/28/2018	$11,548	$13,912	$10,464
3/31/2018	$11,396	$13,633	$10,531
4/30/2018	$11,339	$13,684	$10,452
5/31/2018	$11,415	$14,071	$10,527
6/30/2018	$11,349	$14,163	$10,514
7/31/2018	$11,567	$14,633	$10,516
8/31/2018	$11,711	$15,147	$10,584
9/30/2018	$11,711	$15,172	$10,516
10/31/2018	$11,028	$14,055	$10,433
11/30/2018	$11,114	$14,336	$10,495
12/31/2018	$10,893	$13,002	$10,688
1/31/2019	$11,230	$14,118	$10,801
2/28/2019	$11,336	$14,614	$10,795
3/31/2019	$11,432	$14,828	$11,002
4/30/2019	$11,624	$15,420	$11,005
5/31/2019	$11,316	$14,422	$11,201
6/30/2019	$11,615	$15,435	$11,341
7/31/2019	$11,634	$15,664	$11,366
8/31/2019	$11,534	$15,345	$11,661
9/30/2019	$11,577	$15,614	$11,599
10/31/2019	$11,682	$15,950	$11,634
11/30/2019	$11,882	$16,557	$11,628
12/31/2019	$12,156	$17,035	$11,620
1/31/2020	$12,061	$17,016	$11,843
2/29/2020	$11,261	$15,623	$12,056
3/31/2020	$10,260	$13,475	$11,985
4/30/2020	$10,734	$15,259	$12,198
5/31/2020	$10,934	$16,075	$12,255
6/30/2020	$11,060	$16,443	$12,332
7/31/2020	$11,345	$17,376	$12,517
8/31/2020	$11,513	$18,635	$12,416
9/30/2020	$11,403	$17,957	$12,409
10/31/2020	$11,261	$17,569	$12,353
11/30/2020	$11,733	$19,707	$12,475
12/31/2020	$11,931	$20,593	$12,492
1/31/2021	$11,821	$20,501	$12,402
2/28/2021	$11,799	$21,142	$12,223
3/31/2021	$11,788	$21,900	$12,071
4/30/2021	$12,106	$23,029	$12,166
5/31/2021	$12,183	$23,134	$12,206
6/30/2021	$12,359	$23,705	$12,291
7/31/2021	$12,458	$24,105	$12,429
8/31/2021	$12,712	$24,793	$12,405
9/30/2021	$12,225	$23,681	$12,298
10/31/2021	$12,723	$25,282	$12,294
11/30/2021	$12,490	$24,897	$12,331
12/31/2021	$12,878	$25,877	$12,299
1/31/2022	$12,302	$24,355	$12,034
2/28/2022	$12,014	$23,741	$11,900
3/31/2022	$12,125	$24,512	$11,569
4/30/2022	$11,250	$22,312	$11,130
5/31/2022	$11,294	$22,282	$11,202
6/30/2022	$10,530	$20,418	$11,026
7/31/2022	$11,084	$22,333	$11,296
8/31/2022	$10,670	$21,500	$10,977
9/30/2022	$9,997	$19,506	$10,502
10/31/2022	$10,386	$21,106	$10,366
11/30/2022	$10,894	$22,208	$10,748
12/31/2022	$10,540	$20,907	$10,699
1/31/2023	$11,201	$22,347	$11,028
2/28/2023	$10,906	$21,825	$10,743
3/31/2023	$11,189	$22,408	$11,016
4/30/2023	$11,342	$22,647	$11,083
5/31/2023	$11,224	$22,735	$10,962
6/30/2023	$11,708	$24,288	$10,923
7/31/2023	$12,003	$25,158	$10,915
8/31/2023	$11,747	$24,673	$10,846
9/30/2023	$11,279	$23,497	$10,570
10/31/2023	$10,991	$22,875	$10,403
11/30/2023	$11,843	$25,008	$10,874
12/31/2023	$12,431	$26,334	$11,291
1/31/2024	$12,467	$26,626	$11,260
2/29/2024	$12,851	$28,067	$11,100
3/31/2024	$13,211	$28,973	$11,203
4/30/2024	$12,731	$27,698	$10,920
5/31/2024	$13,259	$29,006	$11,105
6/30/2024	$13,439	$29,904	$11,210
7/31/2024	$13,751	$30,460	$11,472
8/31/2024	$14,021	$31,123	$11,637
9/30/2024	$14,228	$31,767	$11,793
10/31/2024	$13,899	$31,534	$11,500
11/30/2024	$14,412	$33,632	$11,622
12/31/2024	$14,021	$32,604	$11,432

Average Annual Total Returns

I3CD1	1 Year	5 Years	10 Years
Initial Class	12.79%	2.90%	3.44%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$349,960,959
Number of Portfolio Holdings	11
Portfolio Turnover Rate	35%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,637,130

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	52.5%
International Equity Funds	22.4
U.S. Fixed Income Funds	22.2
Repurchase Agreements	2.9
Other Investment Company	0.8
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	45.4%
iShares MSCI EAFE ETF	13.9
iShares Core U.S. Aggregate Bond ETF	12.0
iShares Core MSCI EAFE ETF	7.5
iShares Russell 2000 ETF	7.1
iShares Short Treasury Bond ETF	5.4
iShares U.S. Treasury Bond ETF	2.8
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.7
iShares MSCI Japan ETF	1.0
iShares 7-10 Year Treasury Bond ETF	0.3

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP (the "Portfolio") seeks capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$79	0.74%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio posted positive returns over the fiscal year ended December 31, 2024. An equity overweight contributed to performance as U.S. markets ended the year with strong positive gains across growth and value stocks. Earlier in 2024, the Portfolio held an overweight to European equities, which was also beneficial to performance. An overweight to Japanese equities added in August after a sharp selloff also contributed to performance as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the year, the Portfolio tactically shifted duration underweight based on the market pricing of U.S. growth and inflation.

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,948	$9,722	$10,210
2/28/2015	$10,198	$10,285	$10,114
3/31/2015	$10,086	$10,180	$10,161
4/30/2015	$10,103	$10,226	$10,124
5/31/2015	$10,112	$10,368	$10,100
6/30/2015	$9,931	$10,194	$9,990
7/31/2015	$10,060	$10,365	$10,059
8/31/2015	$9,421	$9,739	$10,045
9/30/2015	$9,273	$9,455	$10,113
10/31/2015	$9,550	$10,202	$10,114
11/30/2015	$9,495	$10,258	$10,088
12/31/2015	$9,347	$10,048	$10,055
1/31/2016	$9,171	$9,481	$10,193
2/29/2016	$9,171	$9,478	$10,266
3/31/2016	$9,411	$10,145	$10,360
4/30/2016	$9,430	$10,208	$10,400
5/31/2016	$9,439	$10,391	$10,402
6/30/2016	$9,430	$10,412	$10,589
7/31/2016	$9,606	$10,825	$10,656
8/31/2016	$9,596	$10,853	$10,644
9/30/2016	$9,586	$10,870	$10,638
10/31/2016	$9,427	$10,635	$10,556
11/30/2016	$9,437	$11,111	$10,307
12/31/2016	$9,530	$11,327	$10,321
1/31/2017	$9,717	$11,541	$10,341
2/28/2017	$9,989	$11,970	$10,411
3/31/2017	$10,073	$11,978	$10,405
4/30/2017	$10,194	$12,105	$10,486
5/31/2017	$10,363	$12,229	$10,566
6/30/2017	$10,428	$12,339	$10,556
7/31/2017	$10,643	$12,572	$10,601
8/31/2017	$10,679	$12,596	$10,696
9/30/2017	$10,878	$12,903	$10,645
10/31/2017	$11,086	$13,185	$10,652
11/30/2017	$11,323	$13,585	$10,638
12/31/2017	$11,465	$13,721	$10,687
1/31/2018	$12,024	$14,444	$10,564
2/28/2018	$11,456	$13,912	$10,464
3/31/2018	$11,304	$13,633	$10,531
4/30/2018	$11,247	$13,684	$10,452
5/31/2018	$11,314	$14,071	$10,527
6/30/2018	$11,257	$14,163	$10,514
7/31/2018	$11,465	$14,633	$10,516
8/31/2018	$11,609	$15,147	$10,584
9/30/2018	$11,599	$15,172	$10,516
10/31/2018	$10,918	$14,055	$10,433
11/30/2018	$11,004	$14,336	$10,495
12/31/2018	$10,783	$13,002	$10,688
1/31/2019	$11,110	$14,118	$10,801
2/28/2019	$11,215	$14,614	$10,795
3/31/2019	$11,311	$14,828	$11,002
4/30/2019	$11,503	$15,420	$11,005
5/31/2019	$11,196	$14,422	$11,201
6/30/2019	$11,484	$15,435	$11,341
7/31/2019	$11,503	$15,664	$11,366
8/31/2019	$11,410	$15,345	$11,661
9/30/2019	$11,441	$15,614	$11,599
10/31/2019	$11,546	$15,950	$11,634
11/30/2019	$11,735	$16,557	$11,628
12/31/2019	$12,008	$17,035	$11,620
1/31/2020	$11,913	$17,016	$11,843
2/29/2020	$11,116	$15,623	$12,056
3/31/2020	$10,130	$13,475	$11,985
4/30/2020	$10,592	$15,259	$12,198
5/31/2020	$10,791	$16,075	$12,255
6/30/2020	$10,917	$16,443	$12,332
7/31/2020	$11,190	$17,376	$12,517
8/31/2020	$11,355	$18,635	$12,416
9/30/2020	$11,245	$17,957	$12,409
10/31/2020	$11,093	$17,569	$12,353
11/30/2020	$11,562	$19,707	$12,475
12/31/2020	$11,758	$20,593	$12,492
1/31/2021	$11,649	$20,501	$12,402
2/28/2021	$11,616	$21,142	$12,223
3/31/2021	$11,605	$21,900	$12,071
4/30/2021	$11,922	$23,029	$12,166
5/31/2021	$11,998	$23,134	$12,206
6/30/2021	$12,162	$23,705	$12,291
7/31/2021	$12,249	$24,105	$12,429
8/31/2021	$12,501	$24,793	$12,405
9/30/2021	$12,018	$23,681	$12,298
10/31/2021	$12,501	$25,282	$12,294
11/30/2021	$12,270	$24,897	$12,331
12/31/2021	$12,654	$25,877	$12,299
1/31/2022	$12,084	$24,355	$12,034
2/28/2022	$11,799	$23,741	$11,900
3/31/2022	$11,909	$24,512	$11,569
4/30/2022	$11,053	$22,312	$11,130
5/31/2022	$11,086	$22,282	$11,202
6/30/2022	$10,340	$20,418	$11,026
7/31/2022	$10,878	$22,333	$11,296
8/31/2022	$10,465	$21,500	$10,977
9/30/2022	$9,812	$19,506	$10,502
10/31/2022	$10,185	$21,106	$10,366
11/30/2022	$10,675	$22,208	$10,748
12/31/2022	$10,337	$20,907	$10,699
1/31/2023	$10,978	$22,347	$11,028
2/28/2023	$10,686	$21,825	$10,743
3/31/2023	$10,966	$22,408	$11,016
4/30/2023	$11,106	$22,647	$11,083
5/31/2023	$10,989	$22,735	$10,962
6/30/2023	$11,467	$24,288	$10,923
7/31/2023	$11,747	$25,158	$10,915
8/31/2023	$11,497	$24,673	$10,846
9/30/2023	$11,036	$23,497	$10,570
10/31/2023	$10,752	$22,875	$10,403
11/30/2023	$11,579	$25,008	$10,874
12/31/2023	$12,158	$26,334	$11,291
1/31/2024	$12,194	$26,626	$11,260
2/29/2024	$12,560	$28,067	$11,100
3/31/2024	$12,915	$28,973	$11,203
4/30/2024	$12,430	$27,698	$10,920
5/31/2024	$12,950	$29,006	$11,105
6/30/2024	$13,127	$29,904	$11,210
7/31/2024	$13,423	$30,460	$11,472
8/31/2024	$13,691	$31,123	$11,637
9/30/2024	$13,895	$31,767	$11,793
10/31/2024	$13,571	$31,534	$11,500
11/30/2024	$14,051	$33,632	$11,622
12/31/2024	$13,679	$32,604	$11,432

Average Annual Total Returns

I3CD2	1 Year	5 Years	10 Years
Service Class	12.51%	2.64%	3.18%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$349,960,959
Number of Portfolio Holdings	11
Portfolio Turnover Rate	35%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,637,130

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	52.5%
International Equity Funds	22.4
U.S. Fixed Income Funds	22.2
Repurchase Agreements	2.9
Other Investment Company	0.8
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	45.4%
iShares MSCI EAFE ETF	13.9
iShares Core U.S. Aggregate Bond ETF	12.0
iShares Core MSCI EAFE ETF	7.5
iShares Russell 2000 ETF	7.1
iShares Short Treasury Bond ETF	5.4
iShares U.S. Treasury Bond ETF	2.8
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.7
iShares MSCI Japan ETF	1.0
iShares 7-10 Year Treasury Bond ETF	0.3

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP (the "Portfolio") seeks capital appreciation and current income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$50	0.48%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio posted positive returns over the fiscal year ended December 31, 2024. An equity overweight contributed to performance as U.S. markets ended the year with strong positive gains across growth and value stocks. Earlier in 2024, the Portfolio held an overweight to European equities, which was also beneficial to performance. An overweight to Japanese equities added in August after a sharp selloff also contributed to performance as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the year, the Portfolio tactically shifted duration underweight based on the market pricing of U.S. growth and inflation.

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,991	$9,722	$10,210
2/28/2015	$10,171	$10,285	$10,114
3/31/2015	$10,094	$10,180	$10,161
4/30/2015	$10,111	$10,226	$10,124
5/31/2015	$10,120	$10,368	$10,100
6/30/2015	$9,974	$10,194	$9,990
7/31/2015	$10,086	$10,365	$10,059
8/31/2015	$9,622	$9,739	$10,045
9/30/2015	$9,532	$9,455	$10,113
10/31/2015	$9,757	$10,202	$10,114
11/30/2015	$9,712	$10,258	$10,088
12/31/2015	$9,595	$10,048	$10,055
1/31/2016	$9,477	$9,481	$10,193
2/29/2016	$9,504	$9,478	$10,266
3/31/2016	$9,739	$10,145	$10,360
4/30/2016	$9,766	$10,208	$10,400
5/31/2016	$9,775	$10,391	$10,402
6/30/2016	$9,821	$10,412	$10,589
7/31/2016	$9,983	$10,825	$10,656
8/31/2016	$9,966	$10,853	$10,644
9/30/2016	$9,966	$10,870	$10,638
10/31/2016	$9,801	$10,635	$10,556
11/30/2016	$9,746	$11,111	$10,307
12/31/2016	$9,828	$11,327	$10,321
1/31/2017	$9,975	$11,541	$10,341
2/28/2017	$10,204	$11,970	$10,411
3/31/2017	$10,268	$11,978	$10,405
4/30/2017	$10,378	$12,105	$10,486
5/31/2017	$10,534	$12,229	$10,566
6/30/2017	$10,580	$12,339	$10,556
7/31/2017	$10,754	$12,572	$10,601
8/31/2017	$10,802	$12,596	$10,696
9/30/2017	$10,924	$12,903	$10,645
10/31/2017	$11,082	$13,185	$10,652
11/30/2017	$11,260	$13,585	$10,638
12/31/2017	$11,372	$13,721	$10,687
1/31/2018	$11,745	$14,444	$10,564
2/28/2018	$11,325	$13,912	$10,464
3/31/2018	$11,241	$13,633	$10,531
4/30/2018	$11,176	$13,684	$10,452
5/31/2018	$11,251	$14,071	$10,527
6/30/2018	$11,213	$14,163	$10,514
7/31/2018	$11,372	$14,633	$10,516
8/31/2018	$11,499	$15,147	$10,584
9/30/2018	$11,489	$15,172	$10,516
10/31/2018	$10,977	$14,055	$10,433
11/30/2018	$11,062	$14,336	$10,495
12/31/2018	$10,920	$13,002	$10,688
1/31/2019	$11,233	$14,118	$10,801
2/28/2019	$11,328	$14,614	$10,795
3/31/2019	$11,461	$14,828	$11,002
4/30/2019	$11,622	$15,420	$11,005
5/31/2019	$11,413	$14,422	$11,201
6/30/2019	$11,708	$15,435	$11,341
7/31/2019	$11,727	$15,664	$11,366
8/31/2019	$11,688	$15,345	$11,661
9/30/2019	$11,699	$15,614	$11,599
10/31/2019	$11,803	$15,950	$11,634
11/30/2019	$11,960	$16,557	$11,628
12/31/2019	$12,168	$17,035	$11,620
1/31/2020	$12,168	$17,016	$11,843
2/29/2020	$11,615	$15,623	$12,056
3/31/2020	$10,802	$13,475	$11,985
4/30/2020	$11,292	$15,259	$12,198
5/31/2020	$11,490	$16,075	$12,255
6/30/2020	$11,626	$16,443	$12,332
7/31/2020	$11,918	$17,376	$12,517
8/31/2020	$12,106	$18,635	$12,416
9/30/2020	$11,964	$17,957	$12,409
10/31/2020	$11,812	$17,569	$12,353
11/30/2020	$12,323	$19,707	$12,475
12/31/2020	$12,605	$20,593	$12,492
1/31/2021	$12,540	$20,501	$12,402
2/28/2021	$12,562	$21,142	$12,223
3/31/2021	$12,605	$21,900	$12,071
4/30/2021	$12,985	$23,029	$12,166
5/31/2021	$13,072	$23,134	$12,206
6/30/2021	$13,246	$23,705	$12,291
7/31/2021	$13,365	$24,105	$12,429
8/31/2021	$13,580	$24,793	$12,405
9/30/2021	$13,141	$23,681	$12,298
10/31/2021	$13,559	$25,282	$12,294
11/30/2021	$13,383	$24,897	$12,331
12/31/2021	$13,679	$25,877	$12,299
1/31/2022	$13,152	$24,355	$12,034
2/28/2022	$12,889	$23,741	$11,900
3/31/2022	$12,834	$24,512	$11,569
4/30/2022	$12,054	$22,312	$11,130
5/31/2022	$12,109	$22,282	$11,202
6/30/2022	$11,517	$20,418	$11,026
7/31/2022	$11,967	$22,333	$11,296
8/31/2022	$11,564	$21,500	$10,977
9/30/2022	$10,976	$19,506	$10,502
10/31/2022	$11,181	$21,106	$10,366
11/30/2022	$11,615	$22,208	$10,748
12/31/2022	$11,372	$20,907	$10,699
1/31/2023	$11,935	$22,347	$11,028
2/28/2023	$11,602	$21,825	$10,743
3/31/2023	$11,922	$22,408	$11,016
4/30/2023	$12,050	$22,647	$11,083
5/31/2023	$11,922	$22,735	$10,962
6/30/2023	$12,280	$24,288	$10,923
7/31/2023	$12,497	$25,158	$10,915
8/31/2023	$12,276	$24,673	$10,846
9/30/2023	$11,834	$23,497	$10,570
10/31/2023	$11,561	$22,875	$10,403
11/30/2023	$12,341	$25,008	$10,874
12/31/2023	$12,913	$26,334	$11,291
1/31/2024	$12,939	$26,626	$11,260
2/29/2024	$13,173	$28,067	$11,100
3/31/2024	$13,472	$28,973	$11,203
4/30/2024	$13,017	$27,698	$10,920
5/31/2024	$13,485	$29,006	$11,105
6/30/2024	$13,642	$29,904	$11,210
7/31/2024	$13,954	$30,460	$11,472
8/31/2024	$14,212	$31,123	$11,637
9/30/2024	$14,425	$31,767	$11,793
10/31/2024	$14,066	$31,534	$11,500
11/30/2024	$14,478	$33,632	$11,622
12/31/2024	$14,133	$32,604	$11,432

Average Annual Total Returns

I3CE1	1 Year	5 Years	10 Years
Initial Class	9.44%	3.04%	3.52%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$894,207,382
Number of Portfolio Holdings	11
Portfolio Turnover Rate	32%
Total Advisory Fees Paid (net of waivers and reimbursements)	$4,144,694

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	40.9%
U.S. Equity Funds	37.1
International Equity Funds	17.3
Other Investment Company	8.8
Repurchase Agreements	4.4
Net Other Assets (Liabilities)Footnote Reference^	(8.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	32.4%
iShares Core U.S. Aggregate Bond ETF	26.4
iShares MSCI EAFE ETF	11.5
iShares Short Treasury Bond ETF	5.1
iShares U.S. Treasury Bond ETF	5.0
iShares Russell 2000 ETF	4.7
iShares Core MSCI EAFE ETF	4.7
iShares iBoxx $ Investment Grade Corporate Bond ETF	3.0
iShares 7-10 Year Treasury Bond ETF	1.5
iShares MSCI Japan ETF	1.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP (the "Portfolio") seeks capital appreciation and current income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$76	0.73%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio posted positive returns over the fiscal year ended December 31, 2024. An equity overweight contributed to performance as U.S. markets ended the year with strong positive gains across growth and value stocks. Earlier in 2024, the Portfolio held an overweight to European equities, which was also beneficial to performance. An overweight to Japanese equities added in August after a sharp selloff also contributed to performance as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the year, the Portfolio tactically shifted duration underweight based on the market pricing of U.S. growth and inflation.

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,991	$9,722	$10,210
2/28/2015	$10,164	$10,285	$10,114
3/31/2015	$10,086	$10,180	$10,161
4/30/2015	$10,104	$10,226	$10,124
5/31/2015	$10,112	$10,368	$10,100
6/30/2015	$9,957	$10,194	$9,990
7/31/2015	$10,078	$10,365	$10,059
8/31/2015	$9,609	$9,739	$10,045
9/30/2015	$9,518	$9,455	$10,113
10/31/2015	$9,745	$10,202	$10,114
11/30/2015	$9,690	$10,258	$10,088
12/31/2015	$9,572	$10,048	$10,055
1/31/2016	$9,454	$9,481	$10,193
2/29/2016	$9,481	$9,478	$10,266
3/31/2016	$9,709	$10,145	$10,360
4/30/2016	$9,736	$10,208	$10,400
5/31/2016	$9,745	$10,391	$10,402
6/30/2016	$9,781	$10,412	$10,589
7/31/2016	$9,945	$10,825	$10,656
8/31/2016	$9,919	$10,853	$10,644
9/30/2016	$9,919	$10,870	$10,638
10/31/2016	$9,763	$10,635	$10,556
11/30/2016	$9,698	$11,111	$10,307
12/31/2016	$9,781	$11,327	$10,321
1/31/2017	$9,928	$11,541	$10,341
2/28/2017	$10,149	$11,970	$10,411
3/31/2017	$10,214	$11,978	$10,405
4/30/2017	$10,324	$12,105	$10,486
5/31/2017	$10,471	$12,229	$10,566
6/30/2017	$10,517	$12,339	$10,556
7/31/2017	$10,683	$12,572	$10,601
8/31/2017	$10,731	$12,596	$10,696
9/30/2017	$10,853	$12,903	$10,645
10/31/2017	$11,012	$13,185	$10,652
11/30/2017	$11,180	$13,585	$10,638
12/31/2017	$11,292	$13,721	$10,687
1/31/2018	$11,657	$14,444	$10,564
2/28/2018	$11,236	$13,912	$10,464
3/31/2018	$11,152	$13,633	$10,531
4/30/2018	$11,086	$13,684	$10,452
5/31/2018	$11,152	$14,071	$10,527
6/30/2018	$11,114	$14,163	$10,514
7/31/2018	$11,273	$14,633	$10,516
8/31/2018	$11,400	$15,147	$10,584
9/30/2018	$11,381	$15,172	$10,516
10/31/2018	$10,869	$14,055	$10,433
11/30/2018	$10,964	$14,336	$10,495
12/31/2018	$10,821	$13,002	$10,688
1/31/2019	$11,115	$14,118	$10,801
2/28/2019	$11,210	$14,614	$10,795
3/31/2019	$11,343	$14,828	$11,002
4/30/2019	$11,495	$15,420	$11,005
5/31/2019	$11,295	$14,422	$11,201
6/30/2019	$11,580	$15,435	$11,341
7/31/2019	$11,589	$15,664	$11,366
8/31/2019	$11,558	$15,345	$11,661
9/30/2019	$11,568	$15,614	$11,599
10/31/2019	$11,662	$15,950	$11,634
11/30/2019	$11,807	$16,557	$11,628
12/31/2019	$12,026	$17,035	$11,620
1/31/2020	$12,015	$17,016	$11,843
2/29/2020	$11,475	$15,623	$12,056
3/31/2020	$10,664	$13,475	$11,985
4/30/2020	$11,142	$15,259	$12,198
5/31/2020	$11,340	$16,075	$12,255
6/30/2020	$11,475	$16,443	$12,332
7/31/2020	$11,755	$17,376	$12,517
8/31/2020	$11,930	$18,635	$12,416
9/30/2020	$11,801	$17,957	$12,409
10/31/2020	$11,639	$17,569	$12,353
11/30/2020	$12,146	$19,707	$12,475
12/31/2020	$12,416	$20,593	$12,492
1/31/2021	$12,351	$20,501	$12,402
2/28/2021	$12,373	$21,142	$12,223
3/31/2021	$12,416	$21,900	$12,071
4/30/2021	$12,783	$23,029	$12,166
5/31/2021	$12,870	$23,134	$12,206
6/30/2021	$13,042	$23,705	$12,291
7/31/2021	$13,150	$24,105	$12,429
8/31/2021	$13,352	$24,793	$12,405
9/30/2021	$12,928	$23,681	$12,298
10/31/2021	$13,331	$25,282	$12,294
11/30/2021	$13,156	$24,897	$12,331
12/31/2021	$13,450	$25,877	$12,299
1/31/2022	$12,928	$24,355	$12,034
2/28/2022	$12,666	$23,741	$11,900
3/31/2022	$12,601	$24,512	$11,569
4/30/2022	$11,838	$22,312	$11,130
5/31/2022	$11,893	$22,282	$11,202
6/30/2022	$11,294	$20,418	$11,026
7/31/2022	$11,740	$22,333	$11,296
8/31/2022	$11,348	$21,500	$10,977
9/30/2022	$10,766	$19,506	$10,502
10/31/2022	$10,968	$21,106	$10,366
11/30/2022	$11,386	$22,208	$10,748
12/31/2022	$11,145	$20,907	$10,699
1/31/2023	$11,702	$22,347	$11,028
2/28/2023	$11,373	$21,825	$10,743
3/31/2023	$11,677	$22,408	$11,016
4/30/2023	$11,803	$22,647	$11,083
5/31/2023	$11,677	$22,735	$10,962
6/30/2023	$12,018	$24,288	$10,923
7/31/2023	$12,233	$25,158	$10,915
8/31/2023	$12,006	$24,673	$10,846
9/30/2023	$11,582	$23,497	$10,570
10/31/2023	$11,312	$22,875	$10,403
11/30/2023	$12,070	$25,008	$10,874
12/31/2023	$12,635	$26,334	$11,291
1/31/2024	$12,648	$26,626	$11,260
2/29/2024	$12,879	$28,067	$11,100
3/31/2024	$13,174	$28,973	$11,203
4/30/2024	$12,725	$27,698	$10,920
5/31/2024	$13,174	$29,006	$11,105
6/30/2024	$13,328	$29,904	$11,210
7/31/2024	$13,637	$30,460	$11,472
8/31/2024	$13,871	$31,123	$11,637
9/30/2024	$14,067	$31,767	$11,793
10/31/2024	$13,727	$31,534	$11,500
11/30/2024	$14,120	$33,632	$11,622
12/31/2024	$13,780	$32,604	$11,432

Average Annual Total Returns

I3CE2	1 Year	5 Years	10 Years
Service Class	9.06%	2.76%	3.26%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$894,207,382
Number of Portfolio Holdings	11
Portfolio Turnover Rate	32%
Total Advisory Fees Paid (net of waivers and reimbursements)	$4,144,694

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	40.9%
U.S. Equity Funds	37.1
International Equity Funds	17.3
Other Investment Company	8.8
Repurchase Agreements	4.4
Net Other Assets (Liabilities)Footnote Reference^	(8.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	32.4%
iShares Core U.S. Aggregate Bond ETF	26.4
iShares MSCI EAFE ETF	11.5
iShares Short Treasury Bond ETF	5.1
iShares U.S. Treasury Bond ETF	5.0
iShares Russell 2000 ETF	4.7
iShares Core MSCI EAFE ETF	4.7
iShares iBoxx $ Investment Grade Corporate Bond ETF	3.0
iShares 7-10 Year Treasury Bond ETF	1.5
iShares MSCI Japan ETF	1.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Dynamic Allocation - Balanced VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Dynamic Allocation - Balanced VP (the "Portfolio") seeks capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$77	0.74%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio posted positive returns during the fiscal year ended December 31, 2024.  The Portfolio’s underweight to U.S. duration was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the year, the Portfolio tactically shifted duration underweight based on the market pricing of U.S. growth and inflation.

Transamerica BlackRock iShares Dynamic Allocation - Balanced VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,067	$9,700	$10,210
2/28/2015	$10,200	$10,257	$10,114
3/31/2015	$10,158	$10,095	$10,161
4/30/2015	$10,150	$10,192	$10,124
5/31/2015	$10,150	$10,323	$10,100
6/30/2015	$9,967	$10,123	$9,990
7/31/2015	$10,108	$10,335	$10,059
8/31/2015	$9,826	$9,712	$10,045
9/30/2015	$9,767	$9,471	$10,113
10/31/2015	$9,952	$10,270	$10,114
11/30/2015	$9,927	$10,301	$10,088
12/31/2015	$9,792	$10,138	$10,055
1/31/2016	$9,691	$9,635	$10,193
2/29/2016	$9,725	$9,622	$10,266
3/31/2016	$9,801	$10,275	$10,360
4/30/2016	$9,809	$10,315	$10,400
5/31/2016	$9,818	$10,500	$10,402
6/30/2016	$9,927	$10,527	$10,589
7/31/2016	$10,028	$10,915	$10,656
8/31/2016	$9,996	$10,931	$10,644
9/30/2016	$9,953	$10,933	$10,638
10/31/2016	$9,814	$10,733	$10,556
11/30/2016	$9,675	$11,131	$10,307
12/31/2016	$9,727	$11,351	$10,321
1/31/2017	$9,796	$11,566	$10,341
2/28/2017	$9,987	$12,025	$10,411
3/31/2017	$9,987	$12,039	$10,405
4/30/2017	$10,074	$12,163	$10,486
5/31/2017	$10,178	$12,334	$10,566
6/30/2017	$10,213	$12,411	$10,556
7/31/2017	$10,300	$12,666	$10,601
8/31/2017	$10,376	$12,705	$10,696
9/30/2017	$10,429	$12,967	$10,645
10/31/2017	$10,525	$13,270	$10,652
11/30/2017	$10,657	$13,677	$10,638
12/31/2017	$10,745	$13,829	$10,687
1/31/2018	$10,929	$14,621	$10,564
2/28/2018	$10,648	$14,082	$10,464
3/31/2018	$10,613	$13,724	$10,531
4/30/2018	$10,552	$13,777	$10,452
5/31/2018	$10,701	$14,108	$10,527
6/30/2018	$10,710	$14,195	$10,514
7/31/2018	$10,841	$14,724	$10,516
8/31/2018	$11,012	$15,203	$10,584
9/30/2018	$10,968	$15,290	$10,516
10/31/2018	$10,531	$14,245	$10,433
11/30/2018	$10,656	$14,535	$10,495
12/31/2018	$10,389	$13,223	$10,688
1/31/2019	$10,745	$14,282	$10,801
2/28/2019	$10,861	$14,741	$10,795
3/31/2019	$11,075	$15,027	$11,002
4/30/2019	$11,226	$15,636	$11,005
5/31/2019	$11,057	$14,642	$11,201
6/30/2019	$11,440	$15,674	$11,341
7/31/2019	$11,494	$15,899	$11,366
8/31/2019	$11,649	$15,648	$11,661
9/30/2019	$11,676	$15,940	$11,599
10/31/2019	$11,779	$16,286	$11,634
11/30/2019	$11,946	$16,877	$11,628
12/31/2019	$12,057	$17,386	$11,620
1/31/2020	$12,206	$17,379	$11,843
2/29/2020	$11,983	$15,949	$12,056
3/31/2020	$11,156	$13,979	$11,985
4/30/2020	$11,268	$15,771	$12,198
5/31/2020	$11,305	$16,522	$12,255
6/30/2020	$11,351	$16,850	$12,332
7/31/2020	$11,528	$17,801	$12,517
8/31/2020	$11,695	$19,080	$12,416
9/30/2020	$11,484	$18,355	$12,409
10/31/2020	$11,331	$17,867	$12,353
11/30/2020	$11,771	$19,823	$12,475
12/31/2020	$11,991	$20,585	$12,492
1/31/2021	$11,876	$20,377	$12,402
2/28/2021	$11,886	$20,939	$12,223
3/31/2021	$11,963	$21,856	$12,071
4/30/2021	$12,307	$23,022	$12,166
5/31/2021	$12,345	$23,183	$12,206
6/30/2021	$12,546	$23,724	$12,291
7/31/2021	$12,757	$24,288	$12,429
8/31/2021	$12,900	$25,026	$12,405
9/30/2021	$12,528	$23,863	$12,298
10/31/2021	$12,921	$25,534	$12,294
11/30/2021	$12,836	$25,357	$12,331
12/31/2021	$13,091	$26,494	$12,299
1/31/2022	$12,645	$25,123	$12,034
2/28/2022	$12,390	$24,371	$11,900
3/31/2022	$12,359	$25,276	$11,569
4/30/2022	$11,648	$23,071	$11,130
5/31/2022	$11,701	$23,114	$11,202
6/30/2022	$11,160	$21,206	$11,026
7/31/2022	$11,584	$23,161	$11,296
8/31/2022	$11,185	$22,217	$10,977
9/30/2022	$10,627	$20,170	$10,502
10/31/2022	$10,801	$21,804	$10,366
11/30/2022	$11,220	$23,022	$10,748
12/31/2022	$11,010	$21,696	$10,699
1/31/2023	$11,499	$23,059	$11,028
2/28/2023	$11,185	$22,496	$10,743
3/31/2023	$11,545	$23,322	$11,016
4/30/2023	$11,685	$23,686	$11,083
5/31/2023	$11,557	$23,789	$10,962
6/30/2023	$11,859	$25,361	$10,923
7/31/2023	$12,010	$26,176	$10,915
8/31/2023	$11,838	$25,759	$10,846
9/30/2023	$11,426	$24,531	$10,570
10/31/2023	$11,190	$24,015	$10,403
11/30/2023	$11,921	$26,208	$10,874
12/31/2023	$12,404	$27,399	$11,291
1/31/2024	$12,463	$27,859	$11,260
2/29/2024	$12,640	$29,347	$11,100
3/31/2024	$12,900	$30,291	$11,203
4/30/2024	$12,499	$29,054	$10,920
5/31/2024	$12,911	$30,494	$11,105
6/30/2024	$13,088	$31,589	$11,210
7/31/2024	$13,324	$31,973	$11,472
8/31/2024	$13,574	$32,749	$11,637
9/30/2024	$13,779	$33,448	$11,793
10/31/2024	$13,442	$33,145	$11,500
11/30/2024	$13,767	$35,090	$11,622
12/31/2024	$13,490	$34,254	$11,432

Average Annual Total Returns

I3CK2	1 Year	5 Years	10 Years
Service Class	8.75%	2.27%	3.04%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.10%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$675,288,627
Number of Portfolio Holdings	9
Portfolio Turnover Rate	23%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,180,746

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	47.8%
U.S. Equity Funds	34.7
International Equity Funds	14.9
Other Investment Company	11.4
Repurchase Agreements	2.2
Net Other Assets (Liabilities)Footnote Reference^	(11.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Dynamic Allocation - Balanced VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	34.7%
iShares Core U.S. Aggregate Bond ETF	18.7
iShares 7-10 Year Treasury Bond ETF	11.8
iShares Short Treasury Bond ETF	11.4
iShares MSCI EAFE ETF	11.1
iShares Core MSCI EAFE ETF	3.8
iShares U.S. Treasury Bond ETF	3.7
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.2

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Dynamic Allocation - Balanced VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP (the "Portfolio") seeks capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$80	0.75%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio posted positive returns during the fiscal year ended December 31, 2024. The Portfolio’s underweight to U.S. duration was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the year, the Portfolio tactically shifted duration underweight based on the market pricing of U.S. growth and inflation.

Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,944	$9,700	$10,210
2/28/2015	$10,207	$10,257	$10,114
3/31/2015	$10,135	$10,095	$10,161
4/30/2015	$10,159	$10,192	$10,124
5/31/2015	$10,191	$10,323	$10,100
6/30/2015	$10,008	$10,123	$9,990
7/31/2015	$10,143	$10,335	$10,059
8/31/2015	$9,769	$9,712	$10,045
9/30/2015	$9,649	$9,471	$10,113
10/31/2015	$9,897	$10,270	$10,114
11/30/2015	$9,889	$10,301	$10,088
12/31/2015	$9,705	$10,138	$10,055
1/31/2016	$9,505	$9,635	$10,193
2/29/2016	$9,513	$9,622	$10,266
3/31/2016	$9,617	$10,275	$10,360
4/30/2016	$9,625	$10,315	$10,400
5/31/2016	$9,641	$10,500	$10,402
6/30/2016	$9,673	$10,527	$10,589
7/31/2016	$9,785	$10,915	$10,656
8/31/2016	$9,757	$10,931	$10,644
9/30/2016	$9,708	$10,933	$10,638
10/31/2016	$9,560	$10,733	$10,556
11/30/2016	$9,527	$11,131	$10,307
12/31/2016	$9,609	$11,351	$10,321
1/31/2017	$9,700	$11,566	$10,341
2/28/2017	$9,930	$12,025	$10,411
3/31/2017	$9,930	$12,039	$10,405
4/30/2017	$10,021	$12,163	$10,486
5/31/2017	$10,127	$12,334	$10,566
6/30/2017	$10,177	$12,411	$10,556
7/31/2017	$10,292	$12,666	$10,601
8/31/2017	$10,346	$12,705	$10,696
9/30/2017	$10,463	$12,967	$10,645
10/31/2017	$10,596	$13,270	$10,652
11/30/2017	$10,787	$13,677	$10,638
12/31/2017	$10,878	$13,829	$10,687
1/31/2018	$11,202	$14,621	$10,564
2/28/2018	$10,870	$14,082	$10,464
3/31/2018	$10,770	$13,724	$10,531
4/30/2018	$10,737	$13,777	$10,452
5/31/2018	$10,912	$14,108	$10,527
6/30/2018	$10,928	$14,195	$10,514
7/31/2018	$11,136	$14,724	$10,516
8/31/2018	$11,348	$15,203	$10,584
9/30/2018	$11,331	$15,290	$10,516
10/31/2018	$10,759	$14,245	$10,433
11/30/2018	$10,902	$14,535	$10,495
12/31/2018	$10,364	$13,223	$10,688
1/31/2019	$10,641	$14,282	$10,801
2/28/2019	$10,826	$14,741	$10,795
3/31/2019	$11,003	$15,027	$11,002
4/30/2019	$11,247	$15,636	$11,005
5/31/2019	$10,877	$14,642	$11,201
6/30/2019	$11,356	$15,674	$11,341
7/31/2019	$11,432	$15,899	$11,366
8/31/2019	$11,445	$15,648	$11,661
9/30/2019	$11,542	$15,940	$11,599
10/31/2019	$11,683	$16,286	$11,634
11/30/2019	$11,922	$16,877	$11,628
12/31/2019	$12,108	$17,386	$11,620
1/31/2020	$12,169	$17,379	$11,843
2/29/2020	$11,736	$15,949	$12,056
3/31/2020	$11,135	$13,979	$11,985
4/30/2020	$11,197	$15,771	$12,198
5/31/2020	$11,206	$16,522	$12,255
6/30/2020	$11,233	$16,850	$12,332
7/31/2020	$11,348	$17,801	$12,517
8/31/2020	$11,573	$19,080	$12,416
9/30/2020	$11,318	$18,355	$12,409
10/31/2020	$11,146	$17,867	$12,353
11/30/2020	$11,555	$19,823	$12,475
12/31/2020	$11,845	$20,585	$12,492
1/31/2021	$11,764	$20,377	$12,402
2/28/2021	$11,891	$20,939	$12,223
3/31/2021	$12,091	$21,856	$12,071
4/30/2021	$12,517	$23,022	$12,166
5/31/2021	$12,581	$23,183	$12,206
6/30/2021	$12,781	$23,724	$12,291
7/31/2021	$12,990	$24,288	$12,429
8/31/2021	$13,213	$25,026	$12,405
9/30/2021	$12,764	$23,863	$12,298
10/31/2021	$13,302	$25,534	$12,294
11/30/2021	$13,153	$25,357	$12,331
12/31/2021	$13,552	$26,494	$12,299
1/31/2022	$13,013	$25,123	$12,034
2/28/2022	$12,694	$24,371	$11,900
3/31/2022	$12,813	$25,276	$11,569
4/30/2022	$11,965	$23,071	$11,130
5/31/2022	$12,005	$23,114	$11,202
6/30/2022	$11,297	$21,206	$11,026
7/31/2022	$11,845	$23,161	$11,296
8/31/2022	$11,371	$22,217	$10,977
9/30/2022	$10,711	$20,170	$10,502
10/31/2022	$11,058	$21,804	$10,366
11/30/2022	$11,595	$23,022	$10,748
12/31/2022	$11,259	$21,696	$10,699
1/31/2023	$11,908	$23,059	$11,028
2/28/2023	$11,583	$22,496	$10,743
3/31/2023	$11,963	$23,322	$11,016
4/30/2023	$12,142	$23,686	$11,083
5/31/2023	$12,019	$23,789	$10,962
6/30/2023	$12,489	$25,361	$10,923
7/31/2023	$12,746	$26,176	$10,915
8/31/2023	$12,525	$25,759	$10,846
9/30/2023	$12,049	$24,531	$10,570
10/31/2023	$11,777	$24,015	$10,403
11/30/2023	$12,661	$26,208	$10,874
12/31/2023	$13,204	$27,399	$11,291
1/31/2024	$13,284	$27,859	$11,260
2/29/2024	$13,646	$29,347	$11,100
3/31/2024	$13,997	$30,291	$11,203
4/30/2024	$13,533	$29,054	$10,920
5/31/2024	$14,065	$30,494	$11,105
6/30/2024	$14,291	$31,589	$11,210
7/31/2024	$14,529	$31,973	$11,472
8/31/2024	$14,833	$32,749	$11,637
9/30/2024	$15,075	$33,448	$11,793
10/31/2024	$14,730	$33,145	$11,500
11/30/2024	$15,190	$35,090	$11,622
12/31/2024	$14,856	$34,254	$11,432

Average Annual Total Returns

IXFK2	1 Year	5 Years	10 Years
Service Class	12.51%	4.18%	4.04%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.10%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$316,109,021
Number of Portfolio Holdings	9
Portfolio Turnover Rate	23%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,494,119

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	50.2%
U.S. Fixed Income Funds	27.4
International Equity Funds	20.1
Other Investment Company	7.0
Repurchase Agreements	2.4
Net Other Assets (Liabilities)Footnote Reference^	(7.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	50.2%
iShares Core MSCI EAFE ETF	13.2
iShares Core U.S. Aggregate Bond ETF	11.6
iShares Short Treasury Bond ETF	10.2
iShares MSCI EAFE ETF	6.9
iShares 7-10 Year Treasury Bond ETF	2.2
iShares U.S. Treasury Bond ETF	2.2
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.3

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Edge 100 VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Edge 100 VP (the "Portfolio") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$60	0.56%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio is a fund of funds comprised of exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio's sub-adviser. The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs focused on rewarded risk factors in the equity space. These factors have historically shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors include Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., with only the Minimum Volatility exposure.

For the fiscal year ended December 31, 2024, the Portfolio underperformed the MSCI World Index (“Index”), a benchmark of the Portfolio. During the fiscal year, all of the equity factors represented in the Portfolio posted positive returns and contributed to the Portfolio’s absolute performance. Exposures to momentum and quality factors contributed most to both absolute and Index relative performance during the fiscal year, as these factors outperformed the Index. Value factor performance, while positive during the fiscal year, was the weakest factor in the U.S. during the period and detracted from Index relative performance. The Portfolio’s exposure to lower risk, lower volatility stocks in the aggregate also detracted from Index relative performance, given lower volatility stocks in the minimum volatility factor ETFs lagged the Index’s performance during the fiscal year.

Transamerica BlackRock iShares Edge 100 VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI World Index	MSCI USA Index
3/21/2016	$10,000	$10,000	$10,000
3/31/2016	$10,060	$10,028	$10,061
4/30/2016	$10,090	$10,186	$10,107
5/31/2016	$10,200	$10,243	$10,285
6/30/2016	$10,340	$10,129	$10,306
7/31/2016	$10,620	$10,557	$10,694
8/31/2016	$10,540	$10,565	$10,702
9/30/2016	$10,580	$10,622	$10,709
10/31/2016	$10,310	$10,416	$10,502
11/30/2016	$10,440	$10,566	$10,873
12/31/2016	$10,590	$10,819	$11,071
1/31/2017	$10,800	$11,080	$11,297
2/28/2017	$11,200	$11,387	$11,733
3/31/2017	$11,290	$11,508	$11,744
4/30/2017	$11,430	$11,679	$11,867
5/31/2017	$11,730	$11,926	$12,020
6/30/2017	$11,770	$11,972	$12,090
7/31/2017	$12,000	$12,258	$12,331
8/31/2017	$12,074	$12,275	$12,362
9/30/2017	$12,275	$12,551	$12,610
10/31/2017	$12,577	$12,788	$12,894
11/30/2017	$12,929	$13,065	$13,277
12/31/2017	$13,050	$13,242	$13,416
1/31/2018	$13,653	$13,941	$14,182
2/28/2018	$13,221	$13,364	$13,653
3/31/2018	$13,080	$13,072	$13,314
4/30/2018	$13,070	$13,223	$13,363
5/31/2018	$13,241	$13,305	$13,680
6/30/2018	$13,201	$13,299	$13,768
7/31/2018	$13,593	$13,714	$14,257
8/31/2018	$13,939	$13,884	$14,720
9/30/2018	$14,032	$13,961	$14,781
10/31/2018	$13,085	$12,936	$13,750
11/30/2018	$13,311	$13,083	$14,008
12/31/2018	$12,355	$12,088	$12,740
1/31/2019	$13,229	$13,029	$13,782
2/28/2019	$13,600	$13,421	$14,234
3/31/2019	$13,795	$13,597	$14,491
4/30/2019	$14,114	$14,079	$15,067
5/31/2019	$13,476	$13,267	$14,105
6/30/2019	$14,309	$14,141	$15,089
7/31/2019	$14,423	$14,211	$15,317
8/31/2019	$14,261	$13,920	$15,040
9/30/2019	$14,487	$14,217	$15,301
10/31/2019	$14,713	$14,578	$15,629
11/30/2019	$15,058	$14,984	$16,206
12/31/2019	$15,391	$15,433	$16,674
1/31/2020	$15,348	$15,339	$16,700
2/29/2020	$14,121	$14,043	$15,329
3/31/2020	$12,292	$12,184	$13,377
4/30/2020	$13,476	$13,515	$15,132
5/31/2020	$14,068	$14,168	$15,909
6/30/2020	$14,229	$14,543	$16,265
7/31/2020	$14,767	$15,239	$17,224
8/31/2020	$15,495	$16,257	$18,509
9/30/2020	$15,138	$15,696	$17,812
10/31/2020	$14,748	$15,215	$17,343
11/30/2020	$16,377	$17,160	$19,340
12/31/2020	$16,912	$17,888	$20,129
1/31/2021	$16,845	$17,710	$19,937
2/28/2021	$17,158	$18,164	$20,449
3/31/2021	$17,771	$18,768	$21,211
4/30/2021	$18,418	$19,641	$22,359
5/31/2021	$18,675	$19,924	$22,457
6/30/2021	$18,876	$20,221	$23,075
7/31/2021	$19,166	$20,583	$23,614
8/31/2021	$19,591	$21,096	$24,301
9/30/2021	$18,727	$20,220	$23,146
10/31/2021	$19,648	$21,365	$24,755
11/30/2021	$19,234	$20,897	$24,495
12/31/2021	$20,017	$21,790	$25,455
1/31/2022	$18,911	$20,637	$24,007
2/28/2022	$18,462	$20,115	$23,294
3/31/2022	$18,923	$20,667	$24,104
4/30/2022	$17,575	$18,950	$21,913
5/31/2022	$17,621	$18,965	$21,854
6/30/2022	$16,366	$17,322	$20,036
7/31/2022	$17,299	$18,697	$21,898
8/31/2022	$16,645	$17,916	$21,030
9/30/2022	$15,240	$16,250	$19,072
10/31/2022	$16,475	$17,417	$20,580
11/30/2022	$17,566	$18,628	$21,687
12/31/2022	$16,863	$17,837	$20,403
1/31/2023	$17,614	$19,099	$21,739
2/28/2023	$16,996	$18,640	$21,209
3/31/2023	$17,396	$19,216	$21,953
4/30/2023	$17,650	$19,553	$22,225
5/31/2023	$17,130	$19,358	$22,358
6/30/2023	$18,026	$20,528	$23,840
7/31/2023	$18,511	$21,218	$24,654
8/31/2023	$18,187	$20,711	$24,225
9/30/2023	$17,505	$19,818	$23,082
10/31/2023	$17,114	$19,243	$22,545
11/30/2023	$18,404	$21,047	$24,656
12/31/2023	$19,304	$22,080	$25,808
1/31/2024	$19,521	$22,345	$26,203
2/29/2024	$20,362	$23,292	$27,597
3/31/2024	$21,015	$24,041	$28,465
4/30/2024	$20,101	$23,148	$27,284
5/31/2024	$20,826	$24,181	$28,575
6/30/2024	$21,131	$24,673	$29,586
7/31/2024	$21,668	$25,108	$29,950
8/31/2024	$22,377	$25,772	$30,660
9/30/2024	$22,677	$26,244	$31,310
10/31/2024	$22,272	$25,723	$31,071
11/30/2024	$23,277	$26,904	$33,003
12/31/2024	$22,197	$26,202	$32,152

Average Annual Total Returns

I9CG2	1 Year	5 Years	Since Inception 3/21/16
Service Class	14.99%	7.60%	9.50%
MSCI World IndexFootnote Reference(a)	18.67%	11.17%	11.59%
MSCI USA IndexFootnote Reference(b)	24.58%	14.03%	14.22%
Footnote	Description
Footnote(a)	The MSCI World Index captures large and mid-cap representation across developed markets countries. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$73,687,288
Number of Portfolio Holdings	8
Portfolio Turnover Rate	12%
Total Advisory Fees Paid (net of waivers and reimbursements)	$168,830

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	75.2%
International Equity Funds	24.7
Other Investment Company	16.7
Repurchase Agreements	0.2
Net Other Assets (Liabilities)Footnote Reference^	(16.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Edge 100 VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares MSCI EAFE Min Vol Factor ETF	19.4%
iShares MSCI USA Min Vol Factor ETF	16.5
iShares MSCI USA Momentum Factor ETF	16.3
iShares MSCI USA Quality Factor ETF	16.3
iShares MSCI USA Value Factor ETF	15.9
iShares MSCI USA Size Factor ETF	10.2
iShares MSCI Emerging Markets Min Vol Factor ETF	5.4

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Edge 100 VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Edge 40 VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Edge 40 VP (the "Portfolio") seeks long-term capital appreciation and capital preservation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$32	0.31%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio is a fund of funds comprised of exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio’s sub-adviser. The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs focused on rewarded risk factors in the equity space. These factors have historically shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors include Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., with only the Minimum Volatility exposure.

During the period, all of the equity factors represented in the Portfolio posted positive returns and contributed to the Portfolio’s absolute performance. The Portfolio’s higher allocation to equities compared to the Dow Jones Moderately Conservative Portfolio Index (“Index”), a benchmark of the Portfolio, contributed to Index relative performance, while selection within equities also contributed to absolute and Index relative performance from exposures to momentum and quality factors during the period, as these factors outperformed the Index. The Portfolio’s fixed income ETF allocations also contributed to Index relative outperformance. Value factor performance, while positive during the period, was the weakest factor in the U.S. during the period and detracted from Index relative performance. The Portfolio’s exposure to lower risk, lower volatility stocks in the aggregate also detracted from Index relative performance, given lower volatility stocks in the minimum volatility factor ETFs lagged the Index’s performance during the period.

Transamerica BlackRock iShares Edge 40 VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index	Dow Jones Moderately Conservative Portfolio Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,094	$10,210	$10,036
2/28/2015	$10,262	$10,114	$10,168
3/31/2015	$10,252	$10,161	$10,148
4/30/2015	$10,283	$10,124	$10,203
5/31/2015	$10,304	$10,100	$10,159
6/30/2015	$10,126	$9,990	$10,044
7/31/2015	$10,210	$10,059	$10,076
8/31/2015	$9,971	$10,045	$9,858
9/30/2015	$9,886	$10,113	$9,770
10/31/2015	$10,120	$10,114	$10,020
11/30/2015	$10,088	$10,088	$9,960
12/31/2015	$9,992	$10,055	$9,889
1/31/2016	$9,897	$10,193	$9,725
2/29/2016	$9,854	$10,266	$9,824
3/31/2016	$10,099	$10,360	$10,202
4/30/2016	$10,141	$10,400	$10,309
5/31/2016	$10,162	$10,402	$10,299
6/30/2016	$10,215	$10,589	$10,455
7/31/2016	$10,375	$10,656	$10,667
8/31/2016	$10,355	$10,644	$10,656
9/30/2016	$10,365	$10,638	$10,697
10/31/2016	$10,247	$10,556	$10,507
11/30/2016	$10,118	$10,307	$10,402
12/31/2016	$10,215	$10,321	$10,448
1/31/2017	$10,322	$10,341	$10,592
2/28/2017	$10,452	$10,411	$10,743
3/31/2017	$10,495	$10,405	$10,773
4/30/2017	$10,603	$10,486	$10,885
5/31/2017	$10,743	$10,566	$11,006
6/30/2017	$10,732	$10,556	$11,023
7/31/2017	$10,861	$10,601	$11,183
8/31/2017	$10,925	$10,696	$11,253
9/30/2017	$10,968	$10,645	$11,291
10/31/2017	$11,045	$10,652	$11,371
11/30/2017	$11,122	$10,638	$11,502
12/31/2017	$11,210	$10,687	$11,588
1/31/2018	$11,319	$10,564	$11,806
2/28/2018	$11,067	$10,464	$11,593
3/31/2018	$11,045	$10,531	$11,599
4/30/2018	$11,034	$10,452	$11,545
5/31/2018	$11,067	$10,527	$11,601
6/30/2018	$11,045	$10,514	$11,572
7/31/2018	$11,155	$10,516	$11,669
8/31/2018	$11,205	$10,584	$11,763
9/30/2018	$11,182	$10,516	$11,708
10/31/2018	$10,835	$10,433	$11,321
11/30/2018	$10,925	$10,495	$11,423
12/31/2018	$10,746	$10,688	$11,223
1/31/2019	$11,115	$10,801	$11,670
2/28/2019	$11,238	$10,795	$11,774
3/31/2019	$11,451	$11,002	$11,917
4/30/2019	$11,551	$11,005	$12,043
5/31/2019	$11,462	$11,201	$11,878
6/30/2019	$11,831	$11,341	$12,265
7/31/2019	$11,875	$11,366	$12,296
8/31/2019	$12,021	$11,661	$12,310
9/30/2019	$12,061	$11,599	$12,363
10/31/2019	$12,153	$11,634	$12,507
11/30/2019	$12,272	$11,628	$12,626
12/31/2019	$12,391	$11,620	$12,810
1/31/2020	$12,523	$11,843	$12,833
2/29/2020	$12,233	$12,056	$12,468
3/31/2020	$11,533	$11,985	$11,532
4/30/2020	$12,127	$12,198	$12,172
5/31/2020	$12,404	$12,255	$12,445
6/30/2020	$12,536	$12,332	$12,634
7/31/2020	$12,840	$12,517	$13,041
8/31/2020	$13,042	$12,416	$13,244
9/30/2020	$12,906	$12,409	$13,096
10/31/2020	$12,715	$12,353	$13,046
11/30/2020	$13,396	$12,475	$13,785
12/31/2020	$13,586	$12,492	$14,101
1/31/2021	$13,505	$12,402	$14,046
2/28/2021	$13,477	$12,223	$14,135
3/31/2021	$13,586	$12,071	$14,150
4/30/2021	$13,845	$12,166	$14,464
5/31/2021	$13,954	$12,206	$14,573
6/30/2021	$14,090	$12,291	$14,635
7/31/2021	$14,267	$12,429	$14,739
8/31/2021	$14,385	$12,405	$14,853
9/30/2021	$14,032	$12,298	$14,536
10/31/2021	$14,315	$12,294	$14,773
11/30/2021	$14,216	$12,331	$14,589
12/31/2021	$14,414	$12,299	$14,773
1/31/2022	$13,919	$12,034	$14,308
2/28/2022	$13,679	$11,900	$14,135
3/31/2022	$13,580	$11,569	$13,990
4/30/2022	$12,859	$11,130	$13,231
5/31/2022	$12,944	$11,202	$13,275
6/30/2022	$12,435	$11,026	$12,687
7/31/2022	$12,916	$11,296	$13,179
8/31/2022	$12,481	$10,977	$12,788
9/30/2022	$11,743	$10,502	$11,989
10/31/2022	$12,029	$10,366	$12,202
11/30/2022	$12,647	$10,748	$12,835
12/31/2022	$12,361	$10,699	$12,643
1/31/2023	$12,843	$11,028	$13,219
2/28/2023	$12,451	$10,743	$12,856
3/31/2023	$12,767	$11,016	$13,133
4/30/2023	$12,888	$11,083	$13,196
5/31/2023	$12,632	$10,962	$13,005
6/30/2023	$12,888	$10,923	$13,308
7/31/2023	$13,023	$10,915	$13,523
8/31/2023	$12,887	$10,846	$13,221
9/30/2023	$12,495	$10,570	$12,816
10/31/2023	$12,260	$10,403	$12,531
11/30/2023	$12,981	$10,874	$13,298
12/31/2023	$13,529	$11,291	$13,883
1/31/2024	$13,576	$11,260	$13,803
2/29/2024	$13,685	$11,100	$13,934
3/31/2024	$13,951	$11,203	$14,179
4/30/2024	$13,497	$10,920	$13,848
5/31/2024	$13,826	$11,105	$14,106
6/30/2024	$13,983	$11,210	$14,187
7/31/2024	$14,327	$11,472	$14,473
8/31/2024	$14,648	$11,637	$14,688
9/30/2024	$14,844	$11,793	$14,914
10/31/2024	$14,518	$11,500	$14,721
11/30/2024	$14,877	$11,622	$15,035
12/31/2024	$14,436	$11,432	$14,776

Average Annual Total Returns

IBPZ1	1 Year	5 Years	10 Years
Initial Class	6.71%	3.10%	3.74%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Dow Jones Moderately Conservative Portfolio IndexFootnote Reference(b)	6.44%	2.90%	3.98%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Dow Jones Moderately Conservative Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$209,950,095
Number of Portfolio Holdings	10
Portfolio Turnover Rate	6%
Total Advisory Fees Paid (net of waivers and reimbursements)	$559,330

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	59.8%
U.S. Equity Funds	30.4
International Equity Funds	9.8
Other Investment Company	7.5
Repurchase Agreements	0.1
Net Other Assets (Liabilities)Footnote Reference^	(7.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Edge 40 VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	50.0%
iShares Broad USD Investment Grade Corporate Bond ETF	9.8
iShares MSCI EAFE Min Vol Factor ETF	7.6
iShares MSCI USA Min Vol Factor ETF	6.6
iShares MSCI USA Quality Factor ETF	6.6
iShares MSCI USA Momentum Factor ETF	6.6
iShares MSCI USA Value Factor ETF	6.5
iShares MSCI USA Size Factor ETF	4.1
iShares MSCI Emerging Markets Min Vol Factor ETF	2.2

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Edge 40 VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Edge 40 VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Edge 40 VP (the "Portfolio") seeks long-term capital appreciation and capital preservation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$58	0.56%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio is a fund of funds comprised of exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio’s sub-adviser. The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs focused on rewarded risk factors in the equity space. These factors have historically shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors include Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., with only the Minimum Volatility exposure.

During the period, all of the equity factors represented in the Portfolio posted positive returns and contributed to the Portfolio’s absolute performance. The Portfolio’s higher allocation to equities compared to the Dow Jones Moderately Conservative Portfolio Index (“Index”), a benchmark of the Portfolio, contributed to Index relative performance, while selection within equities also contributed to absolute and Index relative performance from exposures to momentum and quality factors during the period, as these factors outperformed the Index. The Portfolio’s fixed income ETF allocations also contributed to Index relative outperformance. Value factor performance, while positive during the period, was the weakest factor in the U.S. during the period and detracted from Index relative performance. The Portfolio’s exposure to lower risk, lower volatility stocks in the aggregate also detracted from Index relative performance, given lower volatility stocks in the minimum volatility factor ETFs lagged the Index’s performance during the period.

Transamerica BlackRock iShares Edge 40 VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index	Dow Jones Moderately Conservative Portfolio Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,095	$10,210	$10,036
2/28/2015	$10,253	$10,114	$10,168
3/31/2015	$10,243	$10,161	$10,148
4/30/2015	$10,274	$10,124	$10,203
5/31/2015	$10,295	$10,100	$10,159
6/30/2015	$10,105	$9,990	$10,044
7/31/2015	$10,190	$10,059	$10,076
8/31/2015	$9,958	$10,045	$9,858
9/30/2015	$9,862	$10,113	$9,770
10/31/2015	$10,097	$10,114	$10,020
11/30/2015	$10,065	$10,088	$9,960
12/31/2015	$9,958	$10,055	$9,889
1/31/2016	$9,873	$10,193	$9,725
2/29/2016	$9,819	$10,266	$9,824
3/31/2016	$10,065	$10,360	$10,202
4/30/2016	$10,107	$10,400	$10,309
5/31/2016	$10,118	$10,402	$10,299
6/30/2016	$10,182	$10,589	$10,455
7/31/2016	$10,331	$10,656	$10,667
8/31/2016	$10,307	$10,644	$10,656
9/30/2016	$10,318	$10,638	$10,697
10/31/2016	$10,199	$10,556	$10,507
11/30/2016	$10,070	$10,307	$10,402
12/31/2016	$10,156	$10,321	$10,448
1/31/2017	$10,264	$10,341	$10,592
2/28/2017	$10,394	$10,411	$10,743
3/31/2017	$10,437	$10,405	$10,773
4/30/2017	$10,534	$10,486	$10,885
5/31/2017	$10,674	$10,566	$11,006
6/30/2017	$10,663	$10,556	$11,023
7/31/2017	$10,793	$10,601	$11,183
8/31/2017	$10,849	$10,696	$11,253
9/30/2017	$10,893	$10,645	$11,291
10/31/2017	$10,970	$10,652	$11,371
11/30/2017	$11,035	$10,638	$11,502
12/31/2017	$11,123	$10,687	$11,588
1/31/2018	$11,222	$10,564	$11,806
2/28/2018	$10,981	$10,464	$11,593
3/31/2018	$10,959	$10,531	$11,599
4/30/2018	$10,937	$10,452	$11,545
5/31/2018	$10,970	$10,527	$11,601
6/30/2018	$10,948	$10,514	$11,572
7/31/2018	$11,057	$10,516	$11,669
8/31/2018	$11,099	$10,584	$11,763
9/30/2018	$11,076	$10,516	$11,708
10/31/2018	$10,731	$10,433	$11,321
11/30/2018	$10,820	$10,495	$11,423
12/31/2018	$10,631	$10,688	$11,223
1/31/2019	$10,998	$10,801	$11,670
2/28/2019	$11,121	$10,795	$11,774
3/31/2019	$11,333	$11,002	$11,917
4/30/2019	$11,422	$11,005	$12,043
5/31/2019	$11,333	$11,201	$11,878
6/30/2019	$11,700	$11,341	$12,265
7/31/2019	$11,745	$11,366	$12,296
8/31/2019	$11,882	$11,661	$12,310
9/30/2019	$11,921	$11,599	$12,363
10/31/2019	$12,000	$11,634	$12,507
11/30/2019	$12,118	$11,628	$12,626
12/31/2019	$12,236	$11,620	$12,810
1/31/2020	$12,367	$11,843	$12,833
2/29/2020	$12,078	$12,056	$12,468
3/31/2020	$11,383	$11,985	$11,532
4/30/2020	$11,960	$12,198	$12,172
5/31/2020	$12,236	$12,255	$12,445
6/30/2020	$12,367	$12,332	$12,634
7/31/2020	$12,669	$12,517	$13,041
8/31/2020	$12,852	$12,416	$13,244
9/30/2020	$12,717	$12,409	$13,096
10/31/2020	$12,541	$12,353	$13,046
11/30/2020	$13,203	$12,475	$13,785
12/31/2020	$13,392	$12,492	$14,101
1/31/2021	$13,298	$12,402	$14,046
2/28/2021	$13,271	$12,223	$14,135
3/31/2021	$13,379	$12,071	$14,150
4/30/2021	$13,622	$12,166	$14,464
5/31/2021	$13,717	$12,206	$14,573
6/30/2021	$13,852	$12,291	$14,635
7/31/2021	$14,028	$12,429	$14,739
8/31/2021	$14,138	$12,405	$14,853
9/30/2021	$13,802	$12,298	$14,536
10/31/2021	$14,082	$12,294	$14,773
11/30/2021	$13,956	$12,331	$14,589
12/31/2021	$14,166	$12,299	$14,773
1/31/2022	$13,662	$12,034	$14,308
2/28/2022	$13,438	$11,900	$14,135
3/31/2022	$13,326	$11,569	$13,990
4/30/2022	$12,626	$11,130	$13,231
5/31/2022	$12,696	$11,202	$13,275
6/30/2022	$12,206	$11,026	$12,687
7/31/2022	$12,668	$11,296	$13,179
8/31/2022	$12,240	$10,977	$12,788
9/30/2022	$11,511	$10,502	$11,989
10/31/2022	$11,794	$10,366	$12,202
11/30/2022	$12,389	$10,748	$12,835
12/31/2022	$12,121	$10,699	$12,643
1/31/2023	$12,582	$11,028	$13,219
2/28/2023	$12,195	$10,743	$12,856
3/31/2023	$12,508	$11,016	$13,133
4/30/2023	$12,612	$11,083	$13,196
5/31/2023	$12,374	$10,962	$13,005
6/30/2023	$12,612	$10,923	$13,308
7/31/2023	$12,745	$10,915	$13,523
8/31/2023	$12,603	$10,846	$13,221
9/30/2023	$12,217	$10,570	$12,816
10/31/2023	$11,986	$10,403	$12,531
11/30/2023	$12,695	$10,874	$13,298
12/31/2023	$13,220	$11,291	$13,883
1/31/2024	$13,266	$11,260	$13,803
2/29/2024	$13,374	$11,100	$13,934
3/31/2024	$13,636	$11,203	$14,179
4/30/2024	$13,174	$10,920	$13,848
5/31/2024	$13,513	$11,105	$14,106
6/30/2024	$13,652	$11,210	$14,187
7/31/2024	$13,976	$11,472	$14,473
8/31/2024	$14,285	$11,637	$14,688
9/30/2024	$14,477	$11,793	$14,914
10/31/2024	$14,156	$11,500	$14,721
11/30/2024	$14,509	$11,622	$15,035
12/31/2024	$14,076	$11,432	$14,776

Average Annual Total Returns

IBPZ2	1 Year	5 Years	10 Years
Service Class	6.48%	2.84%	3.48%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Dow Jones Moderately Conservative Portfolio IndexFootnote Reference(b)	6.44%	2.90%	3.98%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Dow Jones Moderately Conservative Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$209,950,095
Number of Portfolio Holdings	10
Portfolio Turnover Rate	6%
Total Advisory Fees Paid (net of waivers and reimbursements)	$559,330

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	59.8%
U.S. Equity Funds	30.4
International Equity Funds	9.8
Other Investment Company	7.5
Repurchase Agreements	0.1
Net Other Assets (Liabilities)Footnote Reference^	(7.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Edge 40 VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	50.0%
iShares Broad USD Investment Grade Corporate Bond ETF	9.8
iShares MSCI EAFE Min Vol Factor ETF	7.6
iShares MSCI USA Min Vol Factor ETF	6.6
iShares MSCI USA Quality Factor ETF	6.6
iShares MSCI USA Momentum Factor ETF	6.6
iShares MSCI USA Value Factor ETF	6.5
iShares MSCI USA Size Factor ETF	4.1
iShares MSCI Emerging Markets Min Vol Factor ETF	2.2

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Edge 40 VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Edge 50 VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Edge 50 VP (the "Portfolio") seeks long-term capital appreciation and capital preservation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$56	0.54%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio is a fund of funds comprised of exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio's sub-adviser. The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs focused on rewarded risk factors in the equity space. These factors have historically shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors include Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., with only the Minimum Volatility exposure.

For the fiscal year ended December 31, 2024, the Portfolio underperformed the Dow Jones Moderate Portfolio Index (“Index”), a benchmark of the Portfolio. During the fiscal year, all of the equity factors represented in the Portfolio posted positive returns and contributed to the Portfolio’s absolute performance. The Portfolio’s underweight allocation to equities during the fiscal year detracted from Index relative performance, while selection within equities contributed to absolute and Index relative performance from exposures to momentum and quality factors which contributed to both absolute and Index relative performance during the fiscal year, as these factors outperformed the Index. Value factor performance, while positive during the fiscal year, was the weakest factor in the U.S. during the period and detracted from Index relative performance. The Portfolio’s exposure to lower risk, lower volatility stocks in the aggregate also detracted from Index relative performance, given lower volatility stocks in the minimum volatility factor ETFs lagged the Index’s performance during the fiscal year.

Transamerica BlackRock iShares Edge 50 VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI World Index	Dow Jones Moderate Portfolio Index
3/21/2016	$10,000	$10,000	$10,000
3/31/2016	$10,070	$10,028	$10,058
4/30/2016	$10,090	$10,186	$10,170
5/31/2016	$10,130	$10,243	$10,188
6/30/2016	$10,300	$10,129	$10,278
7/31/2016	$10,470	$10,557	$10,586
8/31/2016	$10,410	$10,565	$10,590
9/30/2016	$10,440	$10,622	$10,641
10/31/2016	$10,260	$10,416	$10,442
11/30/2016	$10,180	$10,566	$10,483
12/31/2016	$10,270	$10,819	$10,572
1/31/2017	$10,380	$11,080	$10,779
2/28/2017	$10,600	$11,387	$10,992
3/31/2017	$10,640	$11,508	$11,042
4/30/2017	$10,750	$11,679	$11,167
5/31/2017	$10,930	$11,926	$11,299
6/30/2017	$10,940	$11,972	$11,342
7/31/2017	$11,070	$12,258	$11,545
8/31/2017	$11,156	$12,275	$11,598
9/30/2017	$11,216	$12,551	$11,714
10/31/2017	$11,357	$12,788	$11,859
11/30/2017	$11,509	$13,065	$12,052
12/31/2017	$11,589	$13,242	$12,174
1/31/2018	$11,791	$13,941	$12,549
2/28/2018	$11,529	$13,364	$12,224
3/31/2018	$11,509	$13,072	$12,176
4/30/2018	$11,448	$13,223	$12,165
5/31/2018	$11,559	$13,305	$12,262
6/30/2018	$11,549	$13,299	$12,230
7/31/2018	$11,710	$13,714	$12,406
8/31/2018	$11,888	$13,884	$12,547
9/30/2018	$11,888	$13,961	$12,502
10/31/2018	$11,449	$12,936	$11,870
11/30/2018	$11,572	$13,083	$12,019
12/31/2018	$11,285	$12,088	$11,540
1/31/2019	$11,735	$13,029	$12,211
2/28/2019	$11,888	$13,421	$12,420
3/31/2019	$12,093	$13,597	$12,554
4/30/2019	$12,216	$14,079	$12,787
5/31/2019	$12,052	$13,267	$12,381
6/30/2019	$12,481	$14,141	$12,928
7/31/2019	$12,543	$14,211	$12,975
8/31/2019	$12,641	$13,920	$12,850
9/30/2019	$12,703	$14,217	$12,984
10/31/2019	$12,806	$14,578	$13,192
11/30/2019	$12,950	$14,984	$13,404
12/31/2019	$13,095	$15,433	$13,686
1/31/2020	$13,209	$15,339	$13,626
2/29/2020	$12,785	$14,043	$12,985
3/31/2020	$11,980	$12,184	$11,626
4/30/2020	$12,651	$13,515	$12,527
5/31/2020	$12,971	$14,168	$12,930
6/30/2020	$13,095	$14,543	$13,185
7/31/2020	$13,425	$15,239	$13,691
8/31/2020	$13,707	$16,257	$14,065
9/30/2020	$13,529	$15,696	$13,825
10/31/2020	$13,309	$15,215	$13,757
11/30/2020	$14,127	$17,160	$14,882
12/31/2020	$14,368	$17,888	$15,361
1/31/2021	$14,284	$17,710	$15,329
2/28/2021	$14,295	$18,164	$15,606
3/31/2021	$14,484	$18,768	$15,749
4/30/2021	$14,798	$19,641	$16,216
5/31/2021	$14,914	$19,924	$16,371
6/30/2021	$15,050	$20,221	$16,476
7/31/2021	$15,239	$20,583	$16,560
8/31/2021	$15,395	$21,096	$16,784
9/30/2021	$14,975	$20,220	$16,340
10/31/2021	$15,341	$21,365	$16,775
11/30/2021	$15,190	$20,897	$16,454
12/31/2021	$15,481	$21,790	$16,806
1/31/2022	$14,889	$20,637	$16,157
2/28/2022	$14,631	$20,115	$15,951
3/31/2022	$14,588	$20,667	$15,949
4/30/2022	$13,793	$18,950	$14,974
5/31/2022	$13,857	$18,965	$15,015
6/30/2022	$13,266	$17,322	$14,157
7/31/2022	$13,804	$18,697	$14,853
8/31/2022	$13,328	$17,916	$14,426
9/30/2022	$12,490	$16,250	$13,381
10/31/2022	$12,903	$17,417	$13,815
11/30/2022	$13,585	$18,628	$14,623
12/31/2022	$13,238	$17,837	$14,290
1/31/2023	$13,752	$19,099	$15,069
2/28/2023	$13,328	$18,640	$14,650
3/31/2023	$13,652	$19,216	$14,922
4/30/2023	$13,786	$19,553	$14,990
5/31/2023	$13,507	$19,358	$14,756
6/30/2023	$13,831	$20,528	$15,290
7/31/2023	$14,009	$21,218	$15,655
8/31/2023	$13,847	$20,711	$15,259
9/30/2023	$13,400	$19,818	$14,751
10/31/2023	$13,137	$19,243	$14,345
11/30/2023	$13,927	$21,047	$15,344
12/31/2023	$14,534	$22,080	$16,105
1/31/2024	$14,603	$22,345	$16,008
2/29/2024	$14,809	$23,292	$16,315
3/31/2024	$15,118	$24,041	$16,708
4/30/2024	$14,592	$23,148	$16,183
5/31/2024	$14,969	$24,181	$16,579
6/30/2024	$15,141	$24,673	$16,685
7/31/2024	$15,519	$25,108	$17,119
8/31/2024	$15,880	$25,772	$17,433
9/30/2024	$16,094	$26,244	$17,793
10/31/2024	$15,738	$25,723	$17,443
11/30/2024	$16,189	$26,904	$17,984
12/31/2024	$15,667	$26,202	$17,482

Average Annual Total Returns

I9CE2	1 Year	5 Years	Since Inception 3/21/16
Service Class	7.79%	3.65%	5.24%
MSCI World IndexFootnote Reference(a)	18.67%	11.17%	11.59%
Dow Jones Moderate Portfolio IndexFootnote Reference(b)	8.55%	5.02%	6.57%
Footnote	Description
Footnote(a)	The MSCI World Index captures large and mid-cap representation across developed markets countries. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	Dow Jones Moderate Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderate investor risk profile. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$410,197,851
Number of Portfolio Holdings	9
Portfolio Turnover Rate	7%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,078,485

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	50.1%
U.S. Equity Funds	37.9
International Equity Funds	12.0
Other Investment Company	1.9
Repurchase Agreements	0.1
Net Other Assets (Liabilities)Footnote Reference^	(2.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Edge 50 VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	50.1%
iShares MSCI EAFE Min Vol Factor ETF	9.4
iShares MSCI USA Min Vol Factor ETF	8.3
iShares MSCI USA Quality Factor ETF	8.2
iShares MSCI USA Momentum Factor ETF	8.2
iShares MSCI USA Value Factor ETF	8.1
iShares MSCI USA Size Factor ETF	5.2
iShares MSCI Emerging Markets Min Vol Factor ETF	2.6

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Edge 50 VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Edge 75 VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Edge 75 VP (the "Portfolio") seeks long-term capital appreciation with capital preservation as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$59	0.56%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio is a fund of funds comprised of exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio's sub-adviser. The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs focused on rewarded risk factors in the equity space. These factors have historically shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors include Quality, Value, (Smaller) Size, Momentum and Low Volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., with only the Minimum Volatility exposure.

For the fiscal year ended December 31, 2024, the Portfolio outperformed the Dow Jones Moderately Aggressive Portfolio Index (“Index”), a benchmark of the Portfolio. During the fiscal year, all of the equity factors represented in the Portfolio posted positive returns and contributed to the Portfolio’s absolute performance. Selection within equities contributed to Index relative performance from exposures to momentum and quality factors which contributed to both absolute and Index relative performance during the fiscal year, as these factors outperformed the Index. The fixed income ETF allocations also contributed to Index relative outperformance.

Value factor performance, while positive during the fiscal year, was the weakest factor in the U.S. during the period and detracted from Index relative performance. The Portfolio’s exposure to lower risk, lower volatility stocks in the aggregate also detracted from Index relative performance, given lower volatility stocks in the minimum volatility factor ETFs lagged the Index’s performance during the fiscal year.

Transamerica BlackRock iShares Edge 75 VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI World Index	Dow Jones Moderately Aggressive Portfolio Index
3/21/2016	$10,000	$10,000	$10,000
3/31/2016	$10,060	$10,028	$10,064
4/30/2016	$10,050	$10,186	$10,183
5/31/2016	$10,120	$10,243	$10,226
6/30/2016	$10,270	$10,129	$10,258
7/31/2016	$10,480	$10,557	$10,657
8/31/2016	$10,410	$10,565	$10,673
9/30/2016	$10,440	$10,622	$10,733
10/31/2016	$10,210	$10,416	$10,525
11/30/2016	$10,220	$10,566	$10,698
12/31/2016	$10,340	$10,819	$10,829
1/31/2017	$10,510	$11,080	$11,096
2/28/2017	$10,810	$11,387	$11,371
3/31/2017	$10,870	$11,508	$11,442
4/30/2017	$11,000	$11,679	$11,581
5/31/2017	$11,230	$11,926	$11,724
6/30/2017	$11,250	$11,972	$11,794
7/31/2017	$11,430	$12,258	$12,044
8/31/2017	$11,514	$12,275	$12,081
9/30/2017	$11,634	$12,551	$12,276
10/31/2017	$11,856	$12,788	$12,484
11/30/2017	$12,097	$13,065	$12,739
12/31/2017	$12,197	$13,242	$12,895
1/31/2018	$12,590	$13,941	$13,427
2/28/2018	$12,248	$13,364	$12,988
3/31/2018	$12,167	$13,072	$12,886
4/30/2018	$12,137	$13,223	$12,915
5/31/2018	$12,268	$13,305	$13,053
6/30/2018	$12,248	$13,299	$13,017
7/31/2018	$12,519	$13,714	$13,273
8/31/2018	$12,770	$13,884	$13,463
9/30/2018	$12,811	$13,961	$13,428
10/31/2018	$12,149	$12,936	$12,529
11/30/2018	$12,312	$13,083	$12,729
12/31/2018	$11,721	$12,088	$11,950
1/31/2019	$12,363	$13,029	$12,861
2/28/2019	$12,628	$13,421	$13,175
3/31/2019	$12,821	$13,597	$13,301
4/30/2019	$13,035	$14,079	$13,644
5/31/2019	$12,648	$13,267	$12,990
6/30/2019	$13,270	$14,141	$13,695
7/31/2019	$13,341	$14,211	$13,758
8/31/2019	$13,323	$13,920	$13,489
9/30/2019	$13,457	$14,217	$13,706
10/31/2019	$13,623	$14,578	$13,980
11/30/2019	$13,860	$14,984	$14,291
12/31/2019	$14,097	$15,433	$14,679
1/31/2020	$14,139	$15,339	$14,529
2/29/2020	$13,344	$14,043	$13,586
3/31/2020	$12,074	$12,184	$11,777
4/30/2020	$13,003	$13,515	$12,940
5/31/2020	$13,457	$14,168	$13,479
6/30/2020	$13,592	$14,543	$13,805
7/31/2020	$14,025	$15,239	$14,418
8/31/2020	$14,524	$16,257	$14,976
9/30/2020	$14,261	$15,696	$14,636
10/31/2020	$13,957	$15,215	$14,547
11/30/2020	$15,165	$17,160	$16,091
12/31/2020	$15,544	$17,888	$16,754
1/31/2021	$15,470	$17,710	$16,748
2/28/2021	$15,617	$18,164	$17,241
3/31/2021	$15,995	$18,768	$17,537
4/30/2021	$16,458	$19,641	$18,183
5/31/2021	$16,647	$19,924	$18,393
6/30/2021	$16,815	$20,221	$18,550
7/31/2021	$17,046	$20,583	$18,608
8/31/2021	$17,327	$21,096	$18,965
9/30/2021	$16,709	$20,220	$18,368
10/31/2021	$17,316	$21,365	$19,041
11/30/2021	$17,045	$20,897	$18,553
12/31/2021	$17,554	$21,790	$19,109
1/31/2022	$16,742	$20,637	$18,238
2/28/2022	$16,395	$20,115	$17,994
3/31/2022	$16,568	$20,667	$18,167
4/30/2022	$15,517	$18,950	$16,938
5/31/2022	$15,593	$18,965	$16,975
6/30/2022	$14,694	$17,322	$15,762
7/31/2022	$15,420	$18,697	$16,723
8/31/2022	$14,854	$17,916	$16,261
9/30/2022	$13,760	$16,250	$14,899
10/31/2022	$14,543	$17,417	$15,624
11/30/2022	$15,406	$18,628	$16,652
12/31/2022	$14,911	$17,837	$16,130
1/31/2023	$15,521	$19,099	$17,166
2/28/2023	$15,015	$18,640	$16,682
3/31/2023	$15,371	$19,216	$16,941
4/30/2023	$15,567	$19,553	$17,013
5/31/2023	$15,176	$19,358	$16,733
6/30/2023	$15,751	$20,528	$17,555
7/31/2023	$16,073	$21,218	$18,110
8/31/2023	$15,830	$20,711	$17,598
9/30/2023	$15,286	$19,818	$16,966
10/31/2023	$14,959	$19,243	$16,410
11/30/2023	$15,975	$21,047	$17,692
12/31/2023	$16,714	$22,080	$18,645
1/31/2024	$16,847	$22,345	$18,544
2/29/2024	$17,331	$23,292	$19,111
3/31/2024	$17,803	$24,041	$19,689
4/30/2024	$17,101	$23,148	$19,012
5/31/2024	$17,633	$24,181	$19,551
6/30/2024	$17,863	$24,673	$19,681
7/31/2024	$18,311	$25,108	$20,210
8/31/2024	$18,834	$25,772	$20,579
9/30/2024	$19,075	$26,244	$21,054
10/31/2024	$18,707	$25,723	$20,659
11/30/2024	$19,392	$26,904	$21,483
12/31/2024	$18,618	$26,202	$20,740

Average Annual Total Returns

I9CF2	1 Year	5 Years	Since Inception 3/21/16
Service Class	11.40%	5.72%	7.33%
MSCI World IndexFootnote Reference(a)	18.67%	11.17%	11.59%
Dow Jones Moderately Aggressive Portfolio IndexFootnote Reference(b)	11.24%	7.16%	8.66%
Footnote	Description
Footnote(a)	The MSCI World Index captures large and mid-cap representation across developed markets countries. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$148,545,507
Number of Portfolio Holdings	9
Portfolio Turnover Rate	9%
Total Advisory Fees Paid (net of waivers and reimbursements)	$380,634

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	56.2%
U.S. Fixed Income Funds	24.9
Other Investment Company	20.2
International Equity Funds	18.4
Repurchase Agreements	0.1
Net Other Assets (Liabilities)Footnote Reference^	(19.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Edge 75 VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	24.9%
iShares MSCI EAFE Min Vol Factor ETF	14.4
iShares MSCI USA Min Vol Factor ETF	12.2
iShares MSCI USA Quality Factor ETF	12.2
iShares MSCI USA Value Factor ETF	12.2
iShares MSCI USA Momentum Factor ETF	12.1
iShares MSCI USA Size Factor ETF	7.5
iShares MSCI Emerging Markets Min Vol Factor ETF	4.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Edge 75 VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Tactical - Balanced VP

(formerly, Transamerica PIMCO Tactical - Balanced VP)

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Tactical - Balanced VP (the "Portfolio") seeks a combination of capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$68	0.65%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

During the period of January 1, 2024 to April 30, 2024, the Portfolio experienced negative absolute returns. The Portfolio entered the year overweight equities and maintained this position before moving to neutral equities in early April 2024 as volatility rose due to concerns over high inflation  readings and heightened geopolitical tensions. The Portfolio’s managed volatility strategy contributed to performance as it maintained an overweight to equities during the period when equities markets rose. The downside risk mitigation strategies, obtained via S&P 500® Index put option contracts, detracted from performance as the value of these contracts fell over the period. The fixed income allocation contributed to performance over the period, driven by U.S. duration positioning, securitized credit exposure, and positions in financials and utilities investment grade corporate credit.

During the period of May 1, 2024 to December 31, 2024, the Portfolio posted positive returns. An equity overweight contributed to performance as US markets ended the year with strong positive gains across growth and value stocks. An overweight to Japanese equities that was added in August 2024 after a sharp selloff also contributed to performance, as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the period, the Portfolio tactically shifted duration underweight based on the market pricing of US growth and inflation.

Transamerica BlackRock iShares Tactical - Balanced VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI All Country World Index	S&P 500® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,033	$9,844	$9,700
2/28/2015	$10,217	$10,392	$10,257
3/31/2015	$10,167	$10,231	$10,095
4/30/2015	$10,175	$10,527	$10,192
5/31/2015	$10,200	$10,514	$10,323
6/30/2015	$10,000	$10,266	$10,123
7/31/2015	$10,117	$10,355	$10,335
8/31/2015	$9,756	$9,646	$9,712
9/30/2015	$9,600	$9,296	$9,471
10/31/2015	$9,945	$10,026	$10,270
11/30/2015	$9,928	$9,943	$10,301
12/31/2015	$9,773	$9,764	$10,138
1/31/2016	$9,540	$9,175	$9,635
2/29/2016	$9,514	$9,112	$9,622
3/31/2016	$9,885	$9,787	$10,275
4/30/2016	$9,980	$9,931	$10,315
5/31/2016	$10,032	$9,944	$10,500
6/30/2016	$10,118	$9,884	$10,527
7/31/2016	$10,394	$10,310	$10,915
8/31/2016	$10,394	$10,344	$10,931
9/30/2016	$10,377	$10,408	$10,933
10/31/2016	$10,186	$10,231	$10,733
11/30/2016	$10,178	$10,309	$11,131
12/31/2016	$10,325	$10,531	$11,351
1/31/2017	$10,412	$10,819	$11,566
2/28/2017	$10,628	$11,123	$12,025
3/31/2017	$10,620	$11,259	$12,039
4/30/2017	$10,732	$11,434	$12,163
5/31/2017	$10,871	$11,687	$12,334
6/30/2017	$10,914	$11,740	$12,411
7/31/2017	$11,036	$12,068	$12,666
8/31/2017	$11,112	$12,114	$12,705
9/30/2017	$11,222	$12,348	$12,967
10/31/2017	$11,341	$12,605	$13,270
11/30/2017	$11,497	$12,849	$13,677
12/31/2017	$11,607	$13,056	$13,829
1/31/2018	$11,882	$13,793	$14,621
2/28/2018	$11,488	$13,213	$14,082
3/31/2018	$11,387	$12,930	$13,724
4/30/2018	$11,332	$13,054	$13,777
5/31/2018	$11,469	$13,070	$14,108
6/30/2018	$11,479	$12,999	$14,195
7/31/2018	$11,662	$13,392	$14,724
8/31/2018	$11,848	$13,497	$15,203
9/30/2018	$11,807	$13,555	$15,290
10/31/2018	$11,213	$12,540	$14,245
11/30/2018	$11,274	$12,723	$14,535
12/31/2018	$10,824	$11,827	$13,223
1/31/2019	$11,366	$12,761	$14,282
2/28/2019	$11,551	$13,102	$14,741
3/31/2019	$11,776	$13,267	$15,027
4/30/2019	$12,032	$13,715	$15,636
5/31/2019	$11,694	$12,901	$14,642
6/30/2019	$12,227	$13,746	$15,674
7/31/2019	$12,298	$13,786	$15,899
8/31/2019	$12,381	$13,459	$15,648
9/30/2019	$12,443	$13,742	$15,940
10/31/2019	$12,597	$14,119	$16,286
11/30/2019	$12,793	$14,463	$16,877
12/31/2019	$12,978	$14,973	$17,386
1/31/2020	$13,112	$14,807	$17,379
2/29/2020	$12,885	$13,611	$15,949
3/31/2020	$12,248	$11,774	$13,979
4/30/2020	$12,700	$13,035	$15,771
5/31/2020	$12,916	$13,602	$16,522
6/30/2020	$13,112	$14,036	$16,850
7/31/2020	$13,389	$14,779	$17,801
8/31/2020	$13,635	$15,683	$19,080
9/30/2020	$13,453	$15,178	$18,355
10/31/2020	$13,362	$14,809	$17,867
11/30/2020	$13,919	$16,634	$19,823
12/31/2020	$14,169	$17,406	$20,585
1/31/2021	$14,112	$17,327	$20,377
2/28/2021	$14,044	$17,728	$20,939
3/31/2021	$14,044	$18,202	$21,856
4/30/2021	$14,442	$18,998	$23,022
5/31/2021	$14,499	$19,293	$23,183
6/30/2021	$14,715	$19,548	$23,724
7/31/2021	$14,942	$19,682	$24,288
8/31/2021	$15,119	$20,175	$25,026
9/30/2021	$14,616	$19,342	$23,863
10/31/2021	$15,046	$20,329	$25,534
11/30/2021	$14,972	$19,839	$25,357
12/31/2021	$15,107	$20,633	$26,494
1/31/2022	$14,383	$19,620	$25,123
2/28/2022	$14,101	$19,113	$24,371
3/31/2022	$13,917	$19,527	$25,276
4/30/2022	$13,094	$17,964	$23,071
5/31/2022	$13,144	$17,985	$23,114
6/30/2022	$12,579	$16,469	$21,206
7/31/2022	$13,082	$17,619	$23,161
8/31/2022	$12,624	$16,970	$22,217
9/30/2022	$11,873	$15,346	$20,170
10/31/2022	$11,941	$16,272	$21,804
11/30/2022	$12,474	$17,534	$23,022
12/31/2022	$12,173	$16,844	$21,696
1/31/2023	$12,734	$18,051	$23,059
2/28/2023	$12,406	$17,534	$22,496
3/31/2023	$12,624	$18,075	$23,322
4/30/2023	$12,734	$18,334	$23,686
5/31/2023	$12,597	$18,138	$23,789
6/30/2023	$12,952	$19,191	$25,361
7/31/2023	$13,171	$19,894	$26,176
8/31/2023	$12,902	$19,338	$25,759
9/30/2023	$12,334	$18,538	$24,531
10/31/2023	$12,030	$17,981	$24,015
11/30/2023	$12,791	$19,640	$26,208
12/31/2023	$13,511	$20,584	$27,399
1/31/2024	$13,497	$20,704	$27,859
2/29/2024	$13,732	$21,593	$29,347
3/31/2024	$14,064	$22,271	$30,291
4/30/2024	$13,497	$21,536	$29,054
5/31/2024	$13,954	$22,411	$30,494
6/30/2024	$14,148	$22,910	$31,589
7/31/2024	$14,383	$23,279	$31,973
8/31/2024	$14,641	$23,870	$32,749
9/30/2024	$14,886	$24,425	$33,448
10/31/2024	$14,612	$23,877	$33,145
11/30/2024	$15,001	$24,770	$35,090
12/31/2024	$14,713	$24,183	$34,254

Average Annual Total Returns

IXFN1	1 Year	5 Years	10 Years
Initial Class	8.90%	2.54%	3.94%
MSCI All Country World IndexFootnote Reference(a)	17.49%	10.06%	9.23%
S&P 500®IndexFootnote Reference(b)	25.02%	14.53%	13.10%
Footnote	Description
Footnote(a)	MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$329,966,264
Number of Portfolio Holdings	14
Portfolio Turnover Rate	149%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,995,049

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Fixed Income Funds	46.1%
U.S. Equity Funds	36.4
International Equity Funds	16.3
Other Investment Company	10.3
Repurchase Agreements	1.3
Net Other Assets (Liabilities)Footnote Reference^	(10.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Tactical - Balanced VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Short Treasury Bond ETF	20.8%
iShares Core S&P 500 ETF	19.1
iShares Core S&P Total U.S. Stock Market ETF	17.2
iShares Core U.S. Aggregate Bond ETF	11.4
iShares Broad USD Investment Grade Corporate Bond ETF	11.1
iShares MSCI EAFE ETF	4.9
iShares Core MSCI EAFE ETF	4.7
iShares MSCI Emerging Markets ETF	2.4
iShares Broad USD High Yield Corporate Bond ETF	2.2
iShares Core MSCI Emerging Markets ETF	2.0

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Effective on May 1, 2024, Pacific Investment Management Company LLC (“PIMCO”) was terminated as the sub-adviser of the Portfolio, BlackRock Investment Management, LLC (“BlackRock”) was approved as the Portfolio’s sub-adviser, and the following occurred:

  The Portfolio’s name changed to Transamerica BlackRock iShares Tactical – Balanced VP;

  The Portfolio’s principal investment strategies were revised;

  The Portfolio’s principal risks were revised to (i) include Underlying Exchange-Traded Funds; Asset Allocation; Asset Allocation Conflicts; Asset Class Variation; Money Market Funds; and Tactical and Strategic Asset Allocation risks and (ii) remove Asset Class Allocation; Model and Data; Volatility Target; Tactical Asset Allocation; Leveraging; Hedging; Large Capitalization Companies; LIBOR; Mortgage-Related and Asset-Backed Securities; Preferred Stock; Privately Placed and Other Restricted Securities; Real Estate Securities; Reverse Repurchase Agreements; Short Positions; Small and Medium Capitalization Companies; Sovereign Debt; Structured Instruments; To Be Announced (TBA) Transactions; and U.S. Government and Agency Obligations risks;

  Transamerica Asset Management, Inc., (“TAM”) the Portfolio’s investment manager, reduced its management fee schedule and agreed to waive from its management fees an amount equal to a sub-advisory fee waiver by BlackRock;

  TAM reduced the contractual expense limitation for the class from 0.91% to 0.63%; and

  Annual Fund Operating Expenses for the class were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Tactical - Balanced VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Tactical - Balanced VP

(formerly, Transamerica PIMCO Tactical - Balanced VP)

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Tactical - Balanced VP (the "Portfolio") seeks a combination of capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$94	0.90%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

During the period of January 1, 2024 to April 30, 2024, the Portfolio experienced negative absolute returns. The Portfolio entered the year overweight equities and maintained this position before moving to neutral equities in early April 2024 as volatility rose due to concerns over high inflation  readings and heightened geopolitical tensions. The Portfolio’s managed volatility strategy contributed to performance as it maintained an overweight to equities during the period when equities markets rose. The downside risk mitigation strategies, obtained via S&P 500® Index put option contracts, detracted from performance as the value of these contracts fell over the period. The fixed income allocation contributed to performance over the period, driven by U.S. duration positioning, securitized credit exposure, and positions in financials and utilities investment grade corporate credit.

During the period of May 1, 2024 to December 31, 2024, the Portfolio posted positive returns. An equity overweight contributed to performance as US markets ended the year with strong positive gains across growth and value stocks. An overweight to Japanese equities that was added in August 2024 after a sharp selloff also contributed to performance, as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the period, the Portfolio tactically shifted duration underweight based on the market pricing of US growth and inflation.

Transamerica BlackRock iShares Tactical - Balanced VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI All Country World Index	S&P 500® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,025	$9,844	$9,700
2/28/2015	$10,210	$10,392	$10,257
3/31/2015	$10,151	$10,231	$10,095
4/30/2015	$10,160	$10,527	$10,192
5/31/2015	$10,185	$10,514	$10,323
6/30/2015	$9,983	$10,266	$10,123
7/31/2015	$10,101	$10,355	$10,335
8/31/2015	$9,737	$9,646	$9,712
9/30/2015	$9,580	$9,296	$9,471
10/31/2015	$9,919	$10,026	$10,270
11/30/2015	$9,902	$9,943	$10,301
12/31/2015	$9,745	$9,764	$10,138
1/31/2016	$9,502	$9,175	$9,635
2/29/2016	$9,484	$9,112	$9,622
3/31/2016	$9,850	$9,787	$10,275
4/30/2016	$9,937	$9,931	$10,315
5/31/2016	$9,989	$9,944	$10,500
6/30/2016	$10,076	$9,884	$10,527
7/31/2016	$10,346	$10,310	$10,915
8/31/2016	$10,348	$10,344	$10,931
9/30/2016	$10,331	$10,408	$10,933
10/31/2016	$10,130	$10,231	$10,733
11/30/2016	$10,121	$10,309	$11,131
12/31/2016	$10,270	$10,531	$11,351
1/31/2017	$10,348	$10,819	$11,566
2/28/2017	$10,558	$11,123	$12,025
3/31/2017	$10,558	$11,259	$12,039
4/30/2017	$10,671	$11,434	$12,163
5/31/2017	$10,802	$11,687	$12,334
6/30/2017	$10,837	$11,740	$12,411
7/31/2017	$10,959	$12,068	$12,666
8/31/2017	$11,036	$12,114	$12,705
9/30/2017	$11,138	$12,348	$12,967
10/31/2017	$11,257	$12,605	$13,270
11/30/2017	$11,414	$12,849	$13,677
12/31/2017	$11,506	$13,056	$13,829
1/31/2018	$11,782	$13,793	$14,621
2/28/2018	$11,386	$13,213	$14,082
3/31/2018	$11,294	$12,930	$13,724
4/30/2018	$11,230	$13,054	$13,777
5/31/2018	$11,368	$13,070	$14,108
6/30/2018	$11,377	$12,999	$14,195
7/31/2018	$11,552	$13,392	$14,724
8/31/2018	$11,735	$13,497	$15,203
9/30/2018	$11,694	$13,555	$15,290
10/31/2018	$11,098	$12,540	$14,245
11/30/2018	$11,160	$12,723	$14,535
12/31/2018	$10,708	$11,827	$13,223
1/31/2019	$11,242	$12,761	$14,282
2/28/2019	$11,427	$13,102	$14,741
3/31/2019	$11,643	$13,267	$15,027
4/30/2019	$11,900	$13,715	$15,636
5/31/2019	$11,561	$12,901	$14,642
6/30/2019	$12,085	$13,746	$15,674
7/31/2019	$12,146	$13,786	$15,899
8/31/2019	$12,228	$13,459	$15,648
9/30/2019	$12,290	$13,742	$15,940
10/31/2019	$12,444	$14,119	$16,286
11/30/2019	$12,629	$14,463	$16,877
12/31/2019	$12,814	$14,973	$17,386
1/31/2020	$12,938	$14,807	$17,379
2/29/2020	$12,722	$13,611	$15,949
3/31/2020	$12,084	$11,774	$13,979
4/30/2020	$12,526	$13,035	$15,771
5/31/2020	$12,732	$13,602	$16,522
6/30/2020	$12,917	$14,036	$16,850
7/31/2020	$13,195	$14,779	$17,801
8/31/2020	$13,438	$15,683	$19,080
9/30/2020	$13,256	$15,178	$18,355
10/31/2020	$13,154	$14,809	$17,867
11/30/2020	$13,700	$16,634	$19,823
12/31/2020	$13,950	$17,406	$20,585
1/31/2021	$13,893	$17,327	$20,377
2/28/2021	$13,825	$17,728	$20,939
3/31/2021	$13,813	$18,202	$21,856
4/30/2021	$14,211	$18,998	$23,022
5/31/2021	$14,257	$19,293	$23,183
6/30/2021	$14,461	$19,548	$23,724
7/31/2021	$14,689	$19,682	$24,288
8/31/2021	$14,866	$20,175	$25,026
9/30/2021	$14,362	$19,342	$23,863
10/31/2021	$14,780	$20,329	$25,534
11/30/2021	$14,706	$19,839	$25,357
12/31/2021	$14,841	$20,633	$26,494
1/31/2022	$14,129	$19,620	$25,123
2/28/2022	$13,834	$19,113	$24,371
3/31/2022	$13,649	$19,527	$25,276
4/30/2022	$12,851	$17,964	$23,071
5/31/2022	$12,900	$17,985	$23,114
6/30/2022	$12,335	$16,469	$21,206
7/31/2022	$12,839	$17,619	$23,161
8/31/2022	$12,375	$16,970	$22,217
9/30/2022	$11,637	$15,346	$20,170
10/31/2022	$11,692	$16,272	$21,804
11/30/2022	$12,225	$17,534	$23,022
12/31/2022	$11,924	$16,844	$21,696
1/31/2023	$12,471	$18,051	$23,059
2/28/2023	$12,143	$17,534	$22,496
3/31/2023	$12,361	$18,075	$23,322
4/30/2023	$12,471	$18,334	$23,686
5/31/2023	$12,320	$18,138	$23,789
6/30/2023	$12,662	$19,191	$25,361
7/31/2023	$12,880	$19,894	$26,176
8/31/2023	$12,615	$19,338	$25,759
9/30/2023	$12,049	$18,538	$24,531
10/31/2023	$11,759	$17,981	$24,015
11/30/2023	$12,505	$19,640	$26,208
12/31/2023	$13,195	$20,584	$27,399
1/31/2024	$13,195	$20,704	$27,859
2/29/2024	$13,416	$21,593	$29,347
3/31/2024	$13,733	$22,271	$30,291
4/30/2024	$13,181	$21,536	$29,054
5/31/2024	$13,623	$22,411	$30,494
6/30/2024	$13,802	$22,910	$31,589
7/31/2024	$14,037	$23,279	$31,973
8/31/2024	$14,284	$23,870	$32,749
9/30/2024	$14,513	$24,425	$33,448
10/31/2024	$14,256	$23,877	$33,145
11/30/2024	$14,628	$24,770	$35,090
12/31/2024	$14,341	$24,183	$34,254

Average Annual Total Returns

IXFN2	1 Year	5 Years	10 Years
Service Class	8.69%	2.28%	3.67%
MSCI All Country World IndexFootnote Reference(a)	17.49%	10.06%	9.23%
S&P 500®IndexFootnote Reference(b)	25.02%	14.53%	13.10%
Footnote	Description
Footnote(a)	MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$329,966,264
Number of Portfolio Holdings	14
Portfolio Turnover Rate	149%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,995,049

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Fixed Income Funds	46.1%
U.S. Equity Funds	36.4
International Equity Funds	16.3
Other Investment Company	10.3
Repurchase Agreements	1.3
Net Other Assets (Liabilities)Footnote Reference^	(10.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Tactical - Balanced VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Short Treasury Bond ETF	20.8%
iShares Core S&P 500 ETF	19.1
iShares Core S&P Total U.S. Stock Market ETF	17.2
iShares Core U.S. Aggregate Bond ETF	11.4
iShares Broad USD Investment Grade Corporate Bond ETF	11.1
iShares MSCI EAFE ETF	4.9
iShares Core MSCI EAFE ETF	4.7
iShares MSCI Emerging Markets ETF	2.4
iShares Broad USD High Yield Corporate Bond ETF	2.2
iShares Core MSCI Emerging Markets ETF	2.0

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Effective on May 1, 2024, Pacific Investment Management Company LLC (“PIMCO”) was terminated as the sub-adviser of the Portfolio, BlackRock Investment Management, LLC (“BlackRock”) was approved as the Portfolio’s sub-adviser, and the following occurred:

  The Portfolio’s name changed to Transamerica BlackRock iShares Tactical – Balanced VP;

  The Portfolio’s principal investment strategies were revised;

  The Portfolio’s principal risks were revised to (i) include Underlying Exchange-Traded Funds; Asset Allocation; Asset Allocation Conflicts; Asset Class Variation; Money Market Funds; and Tactical and Strategic Asset Allocation risks and (ii) remove Asset Class Allocation; Model and Data; Volatility Target; Tactical Asset Allocation; Leveraging; Hedging; Large Capitalization Companies; LIBOR; Mortgage-Related and Asset-Backed Securities; Preferred Stock; Privately Placed and Other Restricted Securities; Real Estate Securities; Reverse Repurchase Agreements; Short Positions; Small and Medium Capitalization Companies; Sovereign Debt; Structured Instruments; To Be Announced (TBA) Transactions; and U.S. Government and Agency Obligations risks;

  Transamerica Asset Management, Inc., (“TAM”) the Portfolio’s investment manager, reduced its management fee schedule and agreed to waive from its management fees an amount equal to a sub-advisory fee waiver by BlackRock; and

  TAM reduced the contractual expense limitation for the class from 1.16% to 0.88%.

  Annual Fund Operating Expenses for the class were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Tactical - Balanced VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Tactical - Conservative VP

(formerly, Transamerica PIMCO Tactical - Conservative VP)

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Tactical - Conservative VP (the "Portfolio") seeks a combination of capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$71	0.69%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

During the period of January 1, 2024, to April 30, 2024, the Portfolio experienced negative absolute returns. It entered the year underweight equities relative to the Portfolio’s blended benchmark for the period (consisting of Bloomberg US Government/Credit Index, 52%; S&P 500® Index, 25%; Bloomberg Long Government/Credit Index, 13%; MSCI EAFE Index, 5%; and Russell 2000® Index, 5%) before moving to an overweight position in late January in response to decreased volatility and maintained the overweight position until early April. The Portfolio derisked in early April as volatility rose due to concerns over high inflation readings and heightened geopolitical tensions. The Portfolio’s managed volatility strategy contributed modestly to performance as it maintained an overweight to equities from late January to early April when volatility decreased, and equities performed well. The downside risk mitigation strategies, obtained via S&P 500® Index put option contracts, detracted from performance as the value of these contracts fell over the period. The Portfolio’s fixed income allocation contributed to performance over the period, driven by U.S. duration positioning, securitized credit exposure, and positions in financials and utilities investment grade corporate credit.

During the period of May 1, 2024, to December 31, 2024, the Portfolio posted positive returns. An equity overweight relative to the Portfolio’s blended benchmark for the period (consisting of MSCI All Country World Index, 35% and Bloomberg US Aggregate Bond Index, 65%) contributed to performance as US markets ended the year with strong positive gains across growth and value stocks. An overweight to Japanese equities that was added in August after a sharp selloff also contributed to performance, as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the period, the Portfolio tactically shifted duration underweight based on the market pricing of US growth and inflation.

Transamerica BlackRock iShares Tactical - Conservative VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index	S&P 500® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,095	$10,210	$9,700
2/28/2015	$10,208	$10,114	$10,257
3/31/2015	$10,182	$10,161	$10,095
4/30/2015	$10,156	$10,124	$10,192
5/31/2015	$10,173	$10,100	$10,323
6/30/2015	$9,983	$9,990	$10,123
7/31/2015	$10,095	$10,059	$10,335
8/31/2015	$9,814	$10,045	$9,712
9/30/2015	$9,708	$10,113	$9,471
10/31/2015	$9,983	$10,114	$10,270
11/30/2015	$9,965	$10,088	$10,301
12/31/2015	$9,823	$10,055	$10,138
1/31/2016	$9,690	$10,193	$9,635
2/29/2016	$9,654	$10,266	$9,622
3/31/2016	$9,983	$10,360	$10,275
4/30/2016	$10,063	$10,400	$10,315
5/31/2016	$10,117	$10,402	$10,500
6/30/2016	$10,268	$10,589	$10,527
7/31/2016	$10,508	$10,656	$10,915
8/31/2016	$10,515	$10,644	$10,931
9/30/2016	$10,488	$10,638	$10,933
10/31/2016	$10,300	$10,556	$10,733
11/30/2016	$10,237	$10,307	$11,131
12/31/2016	$10,336	$10,321	$11,351
1/31/2017	$10,416	$10,341	$11,566
2/28/2017	$10,613	$10,411	$12,025
3/31/2017	$10,604	$10,405	$12,039
4/30/2017	$10,711	$10,486	$12,163
5/31/2017	$10,837	$10,566	$12,334
6/30/2017	$10,872	$10,556	$12,411
7/31/2017	$10,971	$10,601	$12,666
8/31/2017	$11,067	$10,696	$12,705
9/30/2017	$11,133	$10,645	$12,967
10/31/2017	$11,226	$10,652	$13,270
11/30/2017	$11,348	$10,638	$13,677
12/31/2017	$11,442	$10,687	$13,829
1/31/2018	$11,611	$10,564	$14,621
2/28/2018	$11,301	$10,464	$14,082
3/31/2018	$11,255	$10,531	$13,724
4/30/2018	$11,170	$10,452	$13,777
5/31/2018	$11,320	$10,527	$14,108
6/30/2018	$11,330	$10,514	$14,195
7/31/2018	$11,470	$10,516	$14,724
8/31/2018	$11,647	$10,584	$15,203
9/30/2018	$11,584	$10,516	$15,290
10/31/2018	$11,107	$10,433	$14,245
11/30/2018	$11,180	$10,495	$14,535
12/31/2018	$10,879	$10,688	$13,223
1/31/2019	$11,325	$10,801	$14,282
2/28/2019	$11,481	$10,795	$14,741
3/31/2019	$11,709	$11,002	$15,027
4/30/2019	$11,906	$11,005	$15,636
5/31/2019	$11,719	$11,201	$14,642
6/30/2019	$12,165	$11,341	$15,674
7/31/2019	$12,227	$11,366	$15,899
8/31/2019	$12,427	$11,661	$15,648
9/30/2019	$12,427	$11,599	$15,940
10/31/2019	$12,551	$11,634	$16,286
11/30/2019	$12,708	$11,628	$16,877
12/31/2019	$12,822	$11,620	$17,386
1/31/2020	$13,041	$11,843	$17,379
2/29/2020	$12,957	$12,056	$15,949
3/31/2020	$12,406	$11,985	$13,979
4/30/2020	$12,812	$12,198	$15,771
5/31/2020	$12,999	$12,255	$16,522
6/30/2020	$13,207	$12,332	$16,850
7/31/2020	$13,519	$12,517	$17,801
8/31/2020	$13,645	$12,416	$19,080
9/30/2020	$13,532	$12,409	$18,355
10/31/2020	$13,441	$12,353	$17,867
11/30/2020	$13,906	$12,475	$19,823
12/31/2020	$14,132	$12,492	$20,585
1/31/2021	$14,030	$12,402	$20,377
2/28/2021	$13,860	$12,223	$20,939
3/31/2021	$13,770	$12,071	$21,856
4/30/2021	$14,110	$12,166	$23,022
5/31/2021	$14,178	$12,206	$23,183
6/30/2021	$14,404	$12,291	$23,724
7/31/2021	$14,631	$12,429	$24,288
8/31/2021	$14,759	$12,405	$25,026
9/30/2021	$14,347	$12,298	$23,863
10/31/2021	$14,659	$12,294	$25,534
11/30/2021	$14,634	$12,331	$25,357
12/31/2021	$14,759	$12,299	$26,494
1/31/2022	$14,173	$12,034	$25,123
2/28/2022	$13,911	$11,900	$24,371
3/31/2022	$13,687	$11,569	$25,276
4/30/2022	$12,964	$11,130	$23,071
5/31/2022	$12,976	$11,202	$23,114
6/30/2022	$12,552	$11,026	$21,206
7/31/2022	$12,976	$11,296	$23,161
8/31/2022	$12,609	$10,977	$22,217
9/30/2022	$11,977	$10,502	$20,170
10/31/2022	$11,896	$10,366	$21,804
11/30/2022	$12,340	$10,748	$23,022
12/31/2022	$12,232	$10,699	$21,696
1/31/2023	$12,717	$11,028	$23,059
2/28/2023	$12,394	$10,743	$22,496
3/31/2023	$12,636	$11,016	$23,322
4/30/2023	$12,717	$11,083	$23,686
5/31/2023	$12,569	$10,962	$23,789
6/30/2023	$12,757	$10,923	$25,361
7/31/2023	$12,905	$10,915	$26,176
8/31/2023	$12,680	$10,846	$25,759
9/30/2023	$12,161	$10,570	$24,531
10/31/2023	$11,928	$10,403	$24,015
11/30/2023	$12,516	$10,874	$26,208
12/31/2023	$13,158	$11,291	$27,399
1/31/2024	$13,103	$11,260	$27,859
2/29/2024	$13,213	$11,100	$29,347
3/31/2024	$13,486	$11,203	$30,291
4/30/2024	$12,994	$10,920	$29,054
5/31/2024	$13,363	$11,105	$30,494
6/30/2024	$13,527	$11,210	$31,589
7/31/2024	$13,773	$11,472	$31,973
8/31/2024	$14,003	$11,637	$32,749
9/30/2024	$14,216	$11,793	$33,448
10/31/2024	$13,946	$11,500	$33,145
11/30/2024	$14,258	$11,622	$35,090
12/31/2024	$14,003	$11,432	$34,254

Average Annual Total Returns

IXFM1	1 Year	5 Years	10 Years
Initial Class	6.42%	1.78%	3.42%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
S&P 500®IndexFootnote Reference(b)	25.02%	14.53%	13.10%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$163,766,688
Number of Portfolio Holdings	14
Portfolio Turnover Rate	162%
Total Advisory Fees Paid (net of waivers and reimbursements)	$991,724

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Fixed Income Funds	61.5%
U.S. Equity Funds	26.1
International Equity Funds	11.3
Other Investment Company	3.7
Repurchase Agreements	1.3
Net Other Assets (Liabilities)Footnote Reference^	(3.9)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Tactical - Conservative VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	24.4%
iShares Short Treasury Bond ETF	21.0
iShares Core S&P 500 ETF	13.8
iShares Broad USD Investment Grade Corporate Bond ETF	13.2
iShares Core S&P Total U.S. Stock Market ETF	12.4
iShares MSCI EAFE ETF	3.3
iShares Core MSCI EAFE ETF	3.2
iShares Broad USD High Yield Corporate Bond ETF	2.2
iShares Core MSCI Emerging Markets ETF	1.5
iShares MSCI Emerging Markets ETF	1.5

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Effective on May 1, 2024, Pacific Investment Management Company LLC (“PIMCO”) was terminated as the sub-adviser of the Portfolio, BlackRock Investment Management, LLC (“BlackRock”) was approved as the Portfolio’s sub-adviser, and the following occurred:

  The Portfolio’s name changed to Transamerica BlackRock iShares Tactical – Conservative VP;

  The Portfolio’s principal investment strategies were revised;

  The Portfolio’s principal risks were revised to (i) include Underlying Exchange -Traded Funds; Asset Allocation; Asset Allocation Conflicts; Asset Class Variation; Money Market Funds; and Tactical and Strategic Asset Allocation risks and (ii) remove Asset Class Allocation; Model and Data; Volatility Target; Tactical Asset Allocation; Leveraging; Hedging; Large Capitalization Companies; LIBOR; Mortgage Related and Asset Backed Securities; Preferred Stock; Privately Placed and Other Restricted Securities; Real Estate Securities; Reverse Repurchase Agreements; Short Positions; Small and Medium Capitalization Companies; Sovereign Debt; Structured Instruments; To Be Announced (TBA) Transactions; and U.S. Government and Agency Obligations risks;

  Transamerica Asset Management, Inc., (“TAM”) the Portfolio’s investment manager, reduced its management fee schedule and agreed to waive from its management fees an amount equal to a sub-advisory fee waiver by BlackRock; and

  TAM reduced the contractual expense limitation for the class from 0.92% to 0.63%; and

  Annual Fund Operating Expenses for the class were restated to reflect the new management fee schedule and the new expense limitation.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Tactical - Conservative VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Tactical - Conservative VP

(formerly, Transamerica PIMCO Tactical - Conservative VP)

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Tactical - Conservative VP (the "Portfolio") seeks a combination of capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$97	0.94%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

During the period of January 1, 2024, to April 30, 2024, the Portfolio experienced negative absolute returns. It entered the year underweight equities relative to the Portfolio’s blended benchmark for the period (consisting of Bloomberg US Government/Credit Index, 52%; S&P 500® Index, 25%; Bloomberg Long Government/Credit Index, 13%; MSCI EAFE Index, 5%; and Russell 2000® Index, 5%) before moving to an overweight position in late January in response to decreased volatility and maintained the overweight position until early April. The Portfolio derisked in early April as volatility rose due to concerns over high inflation readings and heightened geopolitical tensions. The Portfolio’s managed volatility strategy contributed modestly to performance as it maintained an overweight to equities from late January to early April when volatility decreased, and equities performed well. The downside risk mitigation strategies, obtained via S&P 500® Index put option contracts, detracted from performance as the value of these contracts fell over the period. The Portfolio’s fixed income allocation contributed to performance over the period, driven by U.S. duration positioning, securitized credit exposure, and positions in financials and utilities investment grade corporate credit.

During the period of May 1, 2024, to December 31, 2024, the Portfolio posted positive returns. An equity overweight relative to the Portfolio’s blended benchmark for the period (consisting of MSCI All Country World Index, 35% and Bloomberg US Aggregate Bond Index, 65%) contributed to performance as US markets ended the year with strong positive gains across growth and value stocks. An overweight to Japanese equities that was added in August after a sharp selloff also contributed to performance, as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the period, the Portfolio tactically shifted duration underweight based on the market pricing of US growth and inflation.

Transamerica BlackRock iShares Tactical - Conservative VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index	S&P 500® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,087	$10,210	$9,700
2/28/2015	$10,192	$10,114	$10,257
3/31/2015	$10,166	$10,161	$10,095
4/30/2015	$10,139	$10,124	$10,192
5/31/2015	$10,157	$10,100	$10,323
6/30/2015	$9,965	$9,990	$10,123
7/31/2015	$10,078	$10,059	$10,335
8/31/2015	$9,792	$10,045	$9,712
9/30/2015	$9,685	$10,113	$9,471
10/31/2015	$9,953	$10,114	$10,270
11/30/2015	$9,935	$10,088	$10,301
12/31/2015	$9,792	$10,055	$10,138
1/31/2016	$9,649	$10,193	$9,635
2/29/2016	$9,622	$10,266	$9,622
3/31/2016	$9,944	$10,360	$10,275
4/30/2016	$10,025	$10,400	$10,315
5/31/2016	$10,070	$10,402	$10,500
6/30/2016	$10,222	$10,589	$10,527
7/31/2016	$10,463	$10,656	$10,915
8/31/2016	$10,459	$10,644	$10,931
9/30/2016	$10,441	$10,638	$10,933
10/31/2016	$10,253	$10,556	$10,733
11/30/2016	$10,181	$10,307	$11,131
12/31/2016	$10,280	$10,321	$11,351
1/31/2017	$10,352	$10,341	$11,566
2/28/2017	$10,549	$10,411	$12,025
3/31/2017	$10,531	$10,405	$12,039
4/30/2017	$10,639	$10,486	$12,163
5/31/2017	$10,756	$10,566	$12,334
6/30/2017	$10,800	$10,556	$12,411
7/31/2017	$10,890	$10,601	$12,666
8/31/2017	$10,982	$10,696	$12,705
9/30/2017	$11,048	$10,645	$12,967
10/31/2017	$11,142	$10,652	$13,270
11/30/2017	$11,254	$10,638	$13,677
12/31/2017	$11,348	$10,687	$13,829
1/31/2018	$11,517	$10,564	$14,621
2/28/2018	$11,198	$10,464	$14,082
3/31/2018	$11,151	$10,531	$13,724
4/30/2018	$11,076	$10,452	$13,777
5/31/2018	$11,217	$10,527	$14,108
6/30/2018	$11,226	$10,514	$14,195
7/31/2018	$11,358	$10,516	$14,724
8/31/2018	$11,532	$10,584	$15,203
9/30/2018	$11,460	$10,516	$15,290
10/31/2018	$10,993	$10,433	$14,245
11/30/2018	$11,065	$10,495	$14,535
12/31/2018	$10,764	$10,688	$13,223
1/31/2019	$11,200	$10,801	$14,282
2/28/2019	$11,356	$10,795	$14,741
3/31/2019	$11,584	$11,002	$15,027
4/30/2019	$11,771	$11,005	$15,636
5/31/2019	$11,574	$11,201	$14,642
6/30/2019	$12,020	$11,341	$15,674
7/31/2019	$12,082	$11,366	$15,899
8/31/2019	$12,270	$11,661	$15,648
9/30/2019	$12,270	$11,599	$15,940
10/31/2019	$12,395	$11,634	$16,286
11/30/2019	$12,541	$11,628	$16,877
12/31/2019	$12,655	$11,620	$17,386
1/31/2020	$12,863	$11,843	$17,379
2/29/2020	$12,780	$12,056	$15,949
3/31/2020	$12,239	$11,985	$13,979
4/30/2020	$12,634	$12,198	$15,771
5/31/2020	$12,811	$12,255	$16,522
6/30/2020	$13,019	$12,332	$16,850
7/31/2020	$13,320	$12,517	$17,801
8/31/2020	$13,443	$12,416	$19,080
9/30/2020	$13,330	$12,409	$18,355
10/31/2020	$13,240	$12,353	$17,867
11/30/2020	$13,692	$12,475	$19,823
12/31/2020	$13,907	$12,492	$20,585
1/31/2021	$13,805	$12,402	$20,377
2/28/2021	$13,647	$12,223	$20,939
3/31/2021	$13,545	$12,071	$21,856
4/30/2021	$13,884	$12,166	$23,022
5/31/2021	$13,941	$12,206	$23,183
6/30/2021	$14,166	$12,291	$23,724
7/31/2021	$14,381	$12,429	$24,288
8/31/2021	$14,505	$12,405	$25,026
9/30/2021	$14,095	$12,298	$23,863
10/31/2021	$14,393	$12,294	$25,534
11/30/2021	$14,380	$12,331	$25,357
12/31/2021	$14,492	$12,299	$26,494
1/31/2022	$13,909	$12,034	$25,123
2/28/2022	$13,661	$11,900	$24,371
3/31/2022	$13,425	$11,569	$25,276
4/30/2022	$12,718	$11,130	$23,071
5/31/2022	$12,730	$11,202	$23,114
6/30/2022	$12,308	$11,026	$21,206
7/31/2022	$12,718	$11,296	$23,161
8/31/2022	$12,360	$10,977	$22,217
9/30/2022	$11,746	$10,502	$20,170
10/31/2022	$11,652	$10,366	$21,804
11/30/2022	$12,080	$10,748	$23,022
12/31/2022	$11,986	$10,699	$21,696
1/31/2023	$12,454	$11,028	$23,059
2/28/2023	$12,133	$10,743	$22,496
3/31/2023	$12,374	$11,016	$23,322
4/30/2023	$12,441	$11,083	$23,686
5/31/2023	$12,294	$10,962	$23,789
6/30/2023	$12,481	$10,923	$25,361
7/31/2023	$12,614	$10,915	$26,176
8/31/2023	$12,407	$10,846	$25,759
9/30/2023	$11,893	$10,570	$24,531
10/31/2023	$11,663	$10,403	$24,015
11/30/2023	$12,231	$10,874	$26,208
12/31/2023	$12,853	$11,291	$27,399
1/31/2024	$12,799	$11,260	$27,859
2/29/2024	$12,908	$11,100	$29,347
3/31/2024	$13,165	$11,203	$30,291
4/30/2024	$12,691	$10,920	$29,054
5/31/2024	$13,043	$11,105	$30,494
6/30/2024	$13,205	$11,210	$31,589
7/31/2024	$13,435	$11,472	$31,973
8/31/2024	$13,667	$11,637	$32,749
9/30/2024	$13,863	$11,793	$33,448
10/31/2024	$13,596	$11,500	$33,145
11/30/2024	$13,905	$11,622	$35,090
12/31/2024	$13,653	$11,432	$34,254

Average Annual Total Returns

IXFM2	1 Year	5 Years	10 Years
Service Class	6.22%	1.53%	3.16%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
S&P 500®IndexFootnote Reference(b)	25.02%	14.53%	13.10%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$163,766,688
Number of Portfolio Holdings	14
Portfolio Turnover Rate	162%
Total Advisory Fees Paid (net of waivers and reimbursements)	$991,724

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Fixed Income Funds	61.5%
U.S. Equity Funds	26.1
International Equity Funds	11.3
Other Investment Company	3.7
Repurchase Agreements	1.3
Net Other Assets (Liabilities)Footnote Reference^	(3.9)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Tactical - Conservative VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	24.4%
iShares Short Treasury Bond ETF	21.0
iShares Core S&P 500 ETF	13.8
iShares Broad USD Investment Grade Corporate Bond ETF	13.2
iShares Core S&P Total U.S. Stock Market ETF	12.4
iShares MSCI EAFE ETF	3.3
iShares Core MSCI EAFE ETF	3.2
iShares Broad USD High Yield Corporate Bond ETF	2.2
iShares Core MSCI Emerging Markets ETF	1.5
iShares MSCI Emerging Markets ETF	1.5

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Effective on May 1, 2024, Pacific Investment Management Company LLC (“PIMCO”) was terminated as the sub-adviser of the Portfolio, BlackRock Investment Management, LLC (“BlackRock”) was approved as the Portfolio’s sub-adviser, and the following occurred:

  The Portfolio’s name changed to Transamerica BlackRock iShares Tactical – Conservative VP;

  The Portfolio’s principal investment strategies were revised;

  The Portfolio’s principal risks were revised to (i) include Underlying Exchange -Traded Funds; Asset Allocation; Asset Allocation Conflicts; Asset Class Variation; Money Market Funds; and Tactical and Strategic Asset Allocation risks and (ii) remove Asset Class Allocation; Model and Data; Volatility Target; Tactical Asset Allocation; Leveraging; Hedging; Large Capitalization Companies; LIBOR; Mortgage Related and Asset Backed Securities; Preferred Stock; Privately Placed and Other Restricted Securities; Real Estate Securities; Reverse Repurchase Agreements; Short Positions; Small and Medium Capitalization Companies; Sovereign Debt; Structured Instruments; To Be Announced (TBA) Transactions; and U.S. Government and Agency Obligations risks;

  Transamerica Asset Management, Inc., (“TAM”) the Portfolio’s investment manager, reduced its management fee schedule and agreed to waive from its management fees an amount equal to a sub-advisory fee waiver by BlackRock;

  TAM reduced the contractual expense limitation for the class from 1.17% to 0.88%; and

  Annual Fund Operating Expenses for the class were restated to reflect the new management fee schedule and the new expense limitation.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Tactical - Conservative VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Tactical - Growth VP

(formerly, Transamerica PIMCO Tactical - Growth VP)

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Tactical - Growth VP (the "Portfolio") seeks a combination of capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$71	0.67%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

During the period of January 1, 2024 to April 30, 2024, the Portfolio experienced positive absolute returns. It entered the year overweight equities and maintained this position until it de-risked in mid-April 2024 as volatility rose due to concerns over high inflation readings and heightened geopolitical tensions. The Portfolio’s managed volatility strategy detracted from performance as it maintained an underweight to equities during the period in April 2024 when equities markets rose. The downside risk mitigation strategies, obtained via S&P 500® Index put option contracts, detracted from performance as the value of these contracts fell over the period. The fixed income allocation contributed to performance over the period, driven by U.S. duration positioning, securitized credit exposure, and positions in financials and utilities investment grade corporate credit.

During the period of May 1, 2024 to December 31, 2024, the Portfolio posted positive returns. An equity overweight contributed to performance as US markets ended the year with strong positive gains across growth and value stocks. An overweight to Japanese equities that was added in August 2024 after a sharp selloff also contributed to performance, as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the period, the Portfolio tactically shifted duration underweight based on the market pricing of US growth and inflation.

Transamerica BlackRock iShares Tactical - Growth VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI All Country World Index	S&P 500® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,931	$9,844	$9,700
2/28/2015	$10,232	$10,392	$10,257
3/31/2015	$10,129	$10,231	$10,095
4/30/2015	$10,180	$10,527	$10,192
5/31/2015	$10,232	$10,514	$10,323
6/30/2015	$10,026	$10,266	$10,123
7/31/2015	$10,146	$10,355	$10,335
8/31/2015	$9,675	$9,646	$9,712
9/30/2015	$9,490	$9,296	$9,471
10/31/2015	$9,903	$10,026	$10,270
11/30/2015	$9,886	$9,943	$10,301
12/31/2015	$9,684	$9,764	$10,138
1/31/2016	$9,385	$9,175	$9,635
2/29/2016	$9,297	$9,112	$9,622
3/31/2016	$9,719	$9,787	$10,275
4/30/2016	$9,816	$9,931	$10,315
5/31/2016	$9,868	$9,944	$10,500
6/30/2016	$9,859	$9,884	$10,527
7/31/2016	$10,167	$10,310	$10,915
8/31/2016	$10,167	$10,344	$10,931
9/30/2016	$10,159	$10,408	$10,933
10/31/2016	$9,956	$10,231	$10,733
11/30/2016	$10,009	$10,309	$11,131
12/31/2016	$10,176	$10,531	$11,351
1/31/2017	$10,290	$10,819	$11,566
2/28/2017	$10,546	$11,123	$12,025
3/31/2017	$10,563	$11,259	$12,039
4/30/2017	$10,677	$11,434	$12,163
5/31/2017	$10,827	$11,687	$12,334
6/30/2017	$10,871	$11,740	$12,411
7/31/2017	$11,020	$12,068	$12,666
8/31/2017	$11,067	$12,114	$12,705
9/30/2017	$11,232	$12,348	$12,967
10/31/2017	$11,387	$12,605	$13,270
11/30/2017	$11,606	$12,849	$13,677
12/31/2017	$11,716	$13,056	$13,829
1/31/2018	$12,136	$13,793	$14,621
2/28/2018	$11,679	$13,213	$14,082
3/31/2018	$11,487	$12,930	$13,724
4/30/2018	$11,451	$13,054	$13,777
5/31/2018	$11,561	$13,070	$14,108
6/30/2018	$11,606	$12,999	$14,195
7/31/2018	$11,853	$13,392	$14,724
8/31/2018	$12,055	$13,497	$15,203
9/30/2018	$12,045	$13,555	$15,290
10/31/2018	$11,352	$12,540	$14,245
11/30/2018	$11,426	$12,723	$14,535
12/31/2018	$10,838	$11,827	$13,223
1/31/2019	$11,415	$12,761	$14,282
2/28/2019	$11,667	$13,102	$14,741
3/31/2019	$11,866	$13,267	$15,027
4/30/2019	$12,213	$13,715	$15,636
5/31/2019	$11,688	$12,901	$14,642
6/30/2019	$12,339	$13,746	$15,674
7/31/2019	$12,412	$13,786	$15,899
8/31/2019	$12,370	$13,459	$15,648
9/30/2019	$12,485	$13,742	$15,940
10/31/2019	$12,685	$14,119	$16,286
11/30/2019	$12,958	$14,463	$16,877
12/31/2019	$13,220	$14,973	$17,386
1/31/2020	$13,262	$14,807	$17,379
2/29/2020	$12,895	$13,611	$15,949
3/31/2020	$12,276	$11,774	$13,979
4/30/2020	$12,737	$13,035	$15,771
5/31/2020	$12,968	$13,602	$16,522
6/30/2020	$13,157	$14,036	$16,850
7/31/2020	$13,419	$14,779	$17,801
8/31/2020	$13,788	$15,683	$19,080
9/30/2020	$13,550	$15,178	$18,355
10/31/2020	$13,418	$14,809	$17,867
11/30/2020	$14,098	$16,634	$19,823
12/31/2020	$14,444	$17,406	$20,585
1/31/2021	$14,432	$17,327	$20,377
2/28/2021	$14,420	$17,728	$20,939
3/31/2021	$14,468	$18,202	$21,856
4/30/2021	$14,957	$18,998	$23,022
5/31/2021	$15,041	$19,293	$23,183
6/30/2021	$15,231	$19,548	$23,724
7/31/2021	$15,470	$19,682	$24,288
8/31/2021	$15,728	$20,175	$25,026
9/30/2021	$15,149	$19,342	$23,863
10/31/2021	$15,689	$20,329	$25,534
11/30/2021	$15,587	$19,839	$25,357
12/31/2021	$15,818	$20,633	$26,494
1/31/2022	$15,034	$19,620	$25,123
2/28/2022	$14,686	$19,113	$24,371
3/31/2022	$14,648	$19,527	$25,276
4/30/2022	$13,812	$17,964	$23,071
5/31/2022	$13,863	$17,985	$23,114
6/30/2022	$13,207	$16,469	$21,206
7/31/2022	$13,838	$17,619	$23,161
8/31/2022	$13,343	$16,970	$22,217
9/30/2022	$12,530	$15,346	$20,170
10/31/2022	$12,781	$16,272	$21,804
11/30/2022	$13,417	$17,534	$23,022
12/31/2022	$13,003	$16,844	$21,696
1/31/2023	$13,654	$18,051	$23,059
2/28/2023	$13,299	$17,534	$22,496
3/31/2023	$13,565	$18,075	$23,322
4/30/2023	$13,698	$18,334	$23,686
5/31/2023	$13,550	$18,138	$23,789
6/30/2023	$14,112	$19,191	$25,361
7/31/2023	$14,438	$19,894	$26,176
8/31/2023	$14,108	$19,338	$25,759
9/30/2023	$13,435	$18,538	$24,531
10/31/2023	$13,091	$17,981	$24,015
11/30/2023	$14,063	$19,640	$26,208
12/31/2023	$14,856	$20,584	$27,399
1/31/2024	$14,871	$20,704	$27,859
2/29/2024	$15,290	$21,593	$29,347
3/31/2024	$15,709	$22,271	$30,291
4/30/2024	$15,021	$21,536	$29,054
5/31/2024	$15,604	$22,411	$30,494
6/30/2024	$15,874	$22,910	$31,589
7/31/2024	$16,113	$23,279	$31,973
8/31/2024	$16,446	$23,870	$32,749
9/30/2024	$16,741	$24,425	$33,448
10/31/2024	$16,446	$23,877	$33,145
11/30/2024	$17,005	$24,770	$35,090
12/31/2024	$16,632	$24,183	$34,254

Average Annual Total Returns

IXFL1	1 Year	5 Years	10 Years
Initial Class	11.95%	4.70%	5.22%
MSCI All Country World IndexFootnote Reference(a)	17.49%	10.06%	9.23%
S&P 500®IndexFootnote Reference(b)	25.02%	14.53%	13.10%
Footnote	Description
Footnote(a)	MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$242,221,009
Number of Portfolio Holdings	14
Portfolio Turnover Rate	125%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,451,378

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Equity Funds	51.2%
U.S. Fixed Income Funds	26.8
International Equity Funds	21.5
Other Investment Company	9.1
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(9.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Tactical - Growth VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	27.6%
iShares Core S&P Total U.S. Stock Market ETF	23.7
iShares Short Treasury Bond ETF	18.9
iShares MSCI EAFE ETF	6.7
iShares Core MSCI EAFE ETF	6.2
iShares Broad USD Investment Grade Corporate Bond ETF	6.0
iShares MSCI Emerging Markets ETF	3.0
iShares Core MSCI Emerging Markets ETF	2.9
iShares MSCI Canada ETF	1.7
iShares Broad USD High Yield Corporate Bond ETF	1.0

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Effective on May 1, 2024, Pacific Investment Management Company LLC (“PIMCO”) was terminated as the sub-adviser of the Portfolio, BlackRock Investment Management, LLC (“BlackRock”) was approved as the Portfolio’s sub-adviser, and the following occurred:

  The Portfolio’s name changed to Transamerica BlackRock iShares Tactical – Growth VP;

  The Portfolio’s principal investment strategies were revised;

  The Portfolio’s principal risks were revised to (i) include Underlying Exchange-Traded Funds; Asset Allocation; Asset Allocation Conflicts; Asset Class Variation; Money Market Funds; and Tactical and Strategic Asset Allocation risks and (ii) remove Asset Class Allocation; Model and Data; Volatility Target; Tactical Asset Allocation; Leveraging; Hedging; Large Capitalization Companies; LIBOR; Mortgage Related and Asset Backed Securities; Preferred Stock; Privately Placed and Other Restricted Securities; Real Estate Securities; Reverse Repurchase Agreements; Short Positions; Small and Medium Capitalization Companies; Sovereign Debt; Structured Instruments; To Be Announced (TBA) Transactions; and U.S. Government and Agency Obligations risks;

  Transamerica Asset Management, Inc., (“TAM”) the Portfolio’s investment manager, reduced its management fee schedule and agreed to waive from its management fees an amount equal to a sub-advisory fee waiver by BlackRock;

  TAM reduced the contractual expense limitation for the Initial class from 0.94% to 0.63%; and

  Annual Fund Operating Expenses for the class were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Tactical - Growth VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Tactical - Growth VP

(formerly, Transamerica PIMCO Tactical - Growth VP)

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock iShares Tactical - Growth VP (the "Portfolio") seeks a combination of capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$98	0.93%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

During the period of January 1, 2024 to April 30, 2024, the Portfolio experienced positive absolute returns. It entered the year overweight equities and maintained this position until it de-risked in mid-April 2024 as volatility rose due to concerns over high inflation readings and heightened geopolitical tensions. The Portfolio’s managed volatility strategy detracted from performance as it maintained an underweight to equities during the period in April 2024 when equities markets rose. The downside risk mitigation strategies, obtained via S&P 500® Index put option contracts, detracted from performance as the value of these contracts fell over the period. The fixed income allocation contributed to performance over the period, driven by U.S. duration positioning, securitized credit exposure, and positions in financials and utilities investment grade corporate credit.

During the period of May 1, 2024 to December 31, 2024, the Portfolio posted positive returns. An equity overweight contributed to performance as US markets ended the year with strong positive gains across growth and value stocks. An overweight to Japanese equities that was added in August 2024 after a sharp selloff also contributed to performance, as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the period, the Portfolio tactically shifted duration underweight based on the market pricing of US growth and inflation.

Transamerica BlackRock iShares Tactical - Growth VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI All Country World Index	S&P 500® Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,922	$9,844	$9,700
2/28/2015	$10,225	$10,392	$10,257
3/31/2015	$10,121	$10,231	$10,095
4/30/2015	$10,165	$10,527	$10,192
5/31/2015	$10,216	$10,514	$10,323
6/30/2015	$10,009	$10,266	$10,123
7/31/2015	$10,130	$10,355	$10,335
8/31/2015	$9,654	$9,646	$9,712
9/30/2015	$9,468	$9,296	$9,471
10/31/2015	$9,885	$10,026	$10,270
11/30/2015	$9,859	$9,943	$10,301
12/31/2015	$9,654	$9,764	$10,138
1/31/2016	$9,362	$9,175	$9,635
2/29/2016	$9,273	$9,112	$9,622
3/31/2016	$9,690	$9,787	$10,275
4/30/2016	$9,779	$9,931	$10,315
5/31/2016	$9,832	$9,944	$10,500
6/30/2016	$9,823	$9,884	$10,527
7/31/2016	$10,125	$10,310	$10,915
8/31/2016	$10,125	$10,344	$10,931
9/30/2016	$10,107	$10,408	$10,933
10/31/2016	$9,903	$10,231	$10,733
11/30/2016	$9,956	$10,309	$11,131
12/31/2016	$10,125	$10,531	$11,351
1/31/2017	$10,231	$10,819	$11,566
2/28/2017	$10,489	$11,123	$12,025
3/31/2017	$10,497	$11,259	$12,039
4/30/2017	$10,613	$11,434	$12,163
5/31/2017	$10,764	$11,687	$12,334
6/30/2017	$10,799	$11,740	$12,411
7/31/2017	$10,950	$12,068	$12,666
8/31/2017	$10,991	$12,114	$12,705
9/30/2017	$11,147	$12,348	$12,967
10/31/2017	$11,304	$12,605	$13,270
11/30/2017	$11,515	$12,849	$13,677
12/31/2017	$11,626	$13,056	$13,829
1/31/2018	$12,040	$13,793	$14,621
2/28/2018	$11,580	$13,213	$14,082
3/31/2018	$11,386	$12,930	$13,724
4/30/2018	$11,350	$13,054	$13,777
5/31/2018	$11,460	$13,070	$14,108
6/30/2018	$11,506	$12,999	$14,195
7/31/2018	$11,745	$13,392	$14,724
8/31/2018	$11,948	$13,497	$15,203
9/30/2018	$11,927	$13,555	$15,290
10/31/2018	$11,240	$12,540	$14,245
11/30/2018	$11,314	$12,723	$14,535
12/31/2018	$10,733	$11,827	$13,223
1/31/2019	$11,293	$12,761	$14,282
2/28/2019	$11,546	$13,102	$14,741
3/31/2019	$11,736	$13,267	$15,027
4/30/2019	$12,085	$13,715	$15,636
5/31/2019	$11,557	$12,901	$14,642
6/30/2019	$12,201	$13,746	$15,674
7/31/2019	$12,265	$13,786	$15,899
8/31/2019	$12,222	$13,459	$15,648
9/30/2019	$12,339	$13,742	$15,940
10/31/2019	$12,529	$14,119	$16,286
11/30/2019	$12,803	$14,463	$16,877
12/31/2019	$13,046	$14,973	$17,386
1/31/2020	$13,089	$14,807	$17,379
2/29/2020	$12,719	$13,611	$15,949
3/31/2020	$12,106	$11,774	$13,979
4/30/2020	$12,571	$13,035	$15,771
5/31/2020	$12,793	$13,602	$16,522
6/30/2020	$12,972	$14,036	$16,850
7/31/2020	$13,226	$14,779	$17,801
8/31/2020	$13,596	$15,683	$19,080
9/30/2020	$13,355	$15,178	$18,355
10/31/2020	$13,211	$14,809	$17,867
11/30/2020	$13,884	$16,634	$19,823
12/31/2020	$14,232	$17,406	$20,585
1/31/2021	$14,208	$17,327	$20,377
2/28/2021	$14,196	$17,728	$20,939
3/31/2021	$14,244	$18,202	$21,856
4/30/2021	$14,713	$18,998	$23,022
5/31/2021	$14,797	$19,293	$23,183
6/30/2021	$14,977	$19,548	$23,724
7/31/2021	$15,217	$19,682	$24,288
8/31/2021	$15,465	$20,175	$25,026
9/30/2021	$14,881	$19,342	$23,863
10/31/2021	$15,426	$20,329	$25,534
11/30/2021	$15,309	$19,839	$25,357
12/31/2021	$15,543	$20,633	$26,494
1/31/2022	$14,765	$19,620	$25,123
2/28/2022	$14,427	$19,113	$24,371
3/31/2022	$14,375	$19,527	$25,276
4/30/2022	$13,558	$17,964	$23,071
5/31/2022	$13,597	$17,985	$23,114
6/30/2022	$12,961	$16,469	$21,206
7/31/2022	$13,584	$17,619	$23,161
8/31/2022	$13,086	$16,970	$22,217
9/30/2022	$12,291	$15,346	$20,170
10/31/2022	$12,531	$16,272	$21,804
11/30/2022	$13,161	$17,534	$23,022
12/31/2022	$12,741	$16,844	$21,696
1/31/2023	$13,386	$18,051	$23,059
2/28/2023	$13,026	$17,534	$22,496
3/31/2023	$13,281	$18,075	$23,322
4/30/2023	$13,416	$18,334	$23,686
5/31/2023	$13,266	$18,138	$23,789
6/30/2023	$13,805	$19,191	$25,361
7/31/2023	$14,120	$19,894	$26,176
8/31/2023	$13,791	$19,338	$25,759
9/30/2023	$13,141	$18,538	$24,531
10/31/2023	$12,808	$17,981	$24,015
11/30/2023	$13,761	$19,640	$26,208
12/31/2023	$14,517	$20,584	$27,399
1/31/2024	$14,532	$20,704	$27,859
2/29/2024	$14,940	$21,593	$29,347
3/31/2024	$15,349	$22,271	$30,291
4/30/2024	$14,668	$21,536	$29,054
5/31/2024	$15,243	$22,411	$30,494
6/30/2024	$15,500	$22,910	$31,589
7/31/2024	$15,727	$23,279	$31,973
8/31/2024	$16,037	$23,870	$32,749
9/30/2024	$16,335	$24,425	$33,448
10/31/2024	$16,037	$23,877	$33,145
11/30/2024	$16,585	$24,770	$35,090
12/31/2024	$16,209	$24,183	$34,254

Average Annual Total Returns

IXFL2	1 Year	5 Years	10 Years
Service Class	11.66%	4.44%	4.95%
MSCI All Country World IndexFootnote Reference(a)	17.49%	10.06%	9.23%
S&P 500®IndexFootnote Reference(b)	25.02%	14.53%	13.10%
Footnote	Description
Footnote(a)	MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$242,221,009
Number of Portfolio Holdings	14
Portfolio Turnover Rate	125%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,451,378

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Equity Funds	51.2%
U.S. Fixed Income Funds	26.8
International Equity Funds	21.5
Other Investment Company	9.1
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(9.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock iShares Tactical - Growth VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	27.6%
iShares Core S&P Total U.S. Stock Market ETF	23.7
iShares Short Treasury Bond ETF	18.9
iShares MSCI EAFE ETF	6.7
iShares Core MSCI EAFE ETF	6.2
iShares Broad USD Investment Grade Corporate Bond ETF	6.0
iShares MSCI Emerging Markets ETF	3.0
iShares Core MSCI Emerging Markets ETF	2.9
iShares MSCI Canada ETF	1.7
iShares Broad USD High Yield Corporate Bond ETF	1.0

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Effective on May 1, 2024, Pacific Investment Management Company LLC (“PIMCO”) was terminated as the sub-adviser of the Portfolio, BlackRock Investment Management, LLC (“BlackRock”) was approved as the Portfolio’s sub-adviser, and the following occurred:

  The Portfolio’s name changed to Transamerica BlackRock iShares Tactical – Growth VP;

  The Portfolio’s principal investment strategies were revised;

  The Portfolio’s principal risks were revised to (i) include Underlying Exchange-Traded Funds; Asset Allocation; Asset Allocation Conflicts; Asset Class Variation; Money Market Funds; and Tactical and Strategic Asset Allocation risks and (ii) remove Asset Class Allocation; Model and Data; Volatility Target; Tactical Asset Allocation; Leveraging; Hedging; Large Capitalization Companies; LIBOR; Mortgage Related and Asset Backed Securities; Preferred Stock; Privately Placed and Other Restricted Securities; Real Estate Securities; Reverse Repurchase Agreements; Short Positions; Small and Medium Capitalization Companies; Sovereign Debt; Structured Instruments; To Be Announced (TBA) Transactions; and U.S. Government and Agency Obligations risks;

  Transamerica Asset Management, Inc., (“TAM”) the Portfolio’s investment manager, reduced its management fee schedule and agreed to waive from its management fees an amount equal to a sub-advisory fee waiver by BlackRock; and

  TAM reduced the contractual expense limitation for the class from 1.19% to 0.88% and

  Annual Fund Operating Expenses for the class were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Tactical - Growth VP

Service Class

Annual Shareholder Report

Transamerica BlackRock Real Estate Securities VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock Real Estate Securities VP (the "Portfolio") seeks to maximize total return. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$87	0.86%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio underperformed the S&P Developed Property Net Total Return Index, a benchmark of the Portfolio.

The year was marked by significant market activity and volatility, influenced by various macroeconomic factors and geopolitical events. The U.S. 10-year Treasury yield fluctuated significantly throughout the year, and the yield movements impacted yield-sensitive sectors within the real estate investment trusts (“REITs”) market.

Equinix, Inc., AvalonBay Communities, Inc., and Essential Properties Realty Trust, Inc. helped relative performance within the North America region, while Iron Mountain, Rexford Industrial and Lineage detracted from results during the fiscal year. The Portfolio’s allocation within U.S. triple net, U.S. healthcare and U.S. life science and medical office sectors helped results within the North America region during the fiscal year, while allocation within U.S. industrial, Mexico and U.S. residential sectors detracted.

Within the Asia-Pacific region, Mitsubishi Estate Co. Ltd., Invincible Investment Corp.and New World Development Co., Ltd. helped results, while Link, REIT, CK Asset Holdings Ltd. and Wharf Real Estate Investment Co. Ltd. detracted from performance. Our allocation to Japanese REITs, Singapore REITs and New Zealand REITs sectors helped results, while allocation to Hong Kong developers, Hong Kong REITs and Japanese developers detracted.

Within the Europe, Middle East, and Africa region, Segro PLC, DSV A/S and Warehouses de Pauw SA helped results, while Tritax Big Box PLC, Unite Group and VGP NV detracted from results. Allocation to U.K. office, Eurozone office and Eurozone diversified sectors helped results, while allocation to U.K. student housing, Nordics and Eurozone communications sectors detracted from performance.

Transamerica BlackRock Real Estate Securities VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI World Index	S&P Developed Property Net Total Return Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,459	$9,819	$10,456
2/28/2015	$10,452	$10,394	$10,451
3/31/2015	$10,452	$10,231	$10,457
4/30/2015	$10,276	$10,471	$10,359
5/31/2015	$10,153	$10,507	$10,226
6/30/2015	$9,747	$10,263	$9,796
7/31/2015	$10,046	$10,447	$10,091
8/31/2015	$9,450	$9,756	$9,483
9/30/2015	$9,587	$9,396	$9,576
10/31/2015	$10,108	$10,141	$10,118
11/30/2015	$9,860	$10,090	$9,896
12/31/2015	$9,940	$9,913	$10,003
1/31/2016	$9,523	$9,320	$9,564
2/29/2016	$9,483	$9,250	$9,627
3/31/2016	$10,397	$9,878	$10,538
4/30/2016	$10,317	$10,035	$10,542
5/31/2016	$10,293	$10,091	$10,541
6/30/2016	$10,638	$9,978	$10,904
7/31/2016	$11,135	$10,399	$11,431
8/31/2016	$10,793	$10,408	$11,113
9/30/2016	$10,687	$10,463	$11,026
10/31/2016	$10,067	$10,261	$10,442
11/30/2016	$9,733	$10,408	$10,186
12/31/2016	$10,002	$10,657	$10,446
1/31/2017	$10,018	$10,915	$10,529
2/28/2017	$10,304	$11,217	$10,865
3/31/2017	$10,165	$11,337	$10,729
4/30/2017	$10,271	$11,505	$10,869
5/31/2017	$10,410	$11,748	$10,995
6/30/2017	$10,491	$11,793	$11,083
7/31/2017	$10,687	$12,076	$11,304
8/31/2017	$10,719	$12,093	$11,331
9/30/2017	$10,643	$12,598	$11,265
10/31/2017	$10,956	$12,871	$11,568
12/31/2017	$11,134	$13,045	$11,719
1/31/2018	$11,227	$13,733	$11,712
2/28/2018	$10,499	$13,164	$10,941
3/31/2018	$10,668	$12,878	$11,182
4/30/2018	$10,846	$13,026	$11,382
5/31/2018	$10,787	$13,107	$11,539
6/30/2018	$10,914	$13,101	$11,658
7/31/2018	$10,922	$13,510	$11,772
8/31/2018	$10,947	$13,677	$11,838
9/30/2018	$10,789	$13,753	$11,569
10/31/2018	$10,261	$12,744	$11,106
11/30/2018	$10,585	$12,888	$11,505
12/31/2018	$10,011	$11,908	$10,902
1/31/2019	$11,095	$12,835	$12,063
2/28/2019	$11,095	$13,221	$12,030
3/31/2019	$11,531	$13,394	$12,444
4/30/2019	$11,466	$13,869	$12,268
5/31/2019	$11,475	$13,069	$12,244
6/30/2019	$11,651	$13,930	$12,449
7/31/2019	$11,660	$13,999	$12,490
8/31/2019	$11,990	$13,713	$12,729
9/30/2019	$12,224	$14,005	$13,033
10/31/2019	$12,504	$14,361	$13,350
11/30/2019	$12,420	$14,761	$13,179
12/31/2019	$12,532	$15,203	$13,268
1/31/2020	$12,747	$15,111	$13,373
2/29/2020	$11,868	$13,834	$12,308
3/31/2020	$9,633	$12,003	$9,639
4/30/2020	$10,288	$13,314	$10,339
5/31/2020	$10,522	$13,957	$10,409
6/30/2020	$10,746	$14,326	$10,628
7/31/2020	$11,045	$15,012	$10,936
8/31/2020	$11,441	$16,015	$11,281
9/30/2020	$11,079	$15,462	$10,930
10/31/2020	$10,717	$14,988	$10,600
11/30/2020	$12,014	$16,904	$11,907
12/31/2020	$12,493	$17,621	$12,329
1/31/2021	$12,446	$17,446	$12,245
2/28/2021	$12,867	$17,893	$12,617
3/31/2021	$13,264	$18,488	$12,989
4/30/2021	$14,129	$19,349	$13,780
5/31/2021	$14,363	$19,627	$14,031
6/30/2021	$14,585	$19,920	$14,198
7/31/2021	$15,052	$20,277	$14,697
8/31/2021	$15,326	$20,781	$14,920
9/30/2021	$14,584	$19,919	$14,128
10/31/2021	$15,326	$21,047	$14,895
11/30/2021	$14,991	$20,586	$14,575
12/31/2021	$15,769	$21,465	$15,497
1/31/2022	$14,883	$20,330	$14,602
2/28/2022	$14,536	$19,816	$14,265
3/31/2022	$15,051	$20,359	$14,872
4/30/2022	$14,189	$18,668	$14,081
5/31/2022	$13,422	$18,682	$13,448
6/30/2022	$12,189	$17,064	$12,282
7/31/2022	$13,159	$18,419	$13,253
8/31/2022	$12,218	$17,649	$12,442
9/30/2022	$10,653	$16,008	$10,855
10/31/2022	$10,877	$17,158	$11,178
11/30/2022	$11,758	$18,351	$11,959
12/31/2022	$11,324	$17,571	$11,621
1/31/2023	$12,367	$18,815	$12,650
2/28/2023	$11,771	$18,362	$12,060
3/31/2023	$11,398	$18,930	$11,674
4/30/2023	$11,684	$19,261	$11,894
5/31/2023	$11,262	$19,069	$11,384
6/30/2023	$11,647	$20,222	$11,738
7/31/2023	$12,069	$20,902	$12,196
8/31/2023	$11,724	$20,403	$11,822
9/30/2023	$11,077	$19,522	$11,117
10/31/2023	$10,575	$18,956	$10,595
11/30/2023	$11,711	$20,733	$11,717
12/31/2023	$12,833	$21,751	$12,831
1/31/2024	$12,252	$22,012	$12,332
2/29/2024	$12,344	$22,945	$12,302
3/31/2024	$12,661	$23,683	$12,731
4/30/2024	$11,988	$22,803	$11,998
5/31/2024	$12,410	$23,821	$12,360
6/30/2024	$12,371	$24,306	$12,388
7/31/2024	$13,110	$24,734	$13,161
8/31/2024	$13,897	$25,388	$13,976
9/30/2024	$14,288	$25,853	$14,396
10/31/2024	$13,573	$25,340	$13,674
11/30/2024	$13,897	$26,503	$14,003
12/31/2024	$12,994	$25,812	$13,050

Average Annual Total Returns

I3FK1	1 Year	5 Years	10 Years
Initial Class	1.25%	0.73%	2.65%
MSCI World IndexFootnote Reference(a)	18.67%	11.17%	9.95%
S&P Developed Property Net Total Return IndexFootnote Reference(b)	1.71%	(0.33%)	2.70%
Footnote	Description
Footnote(a)	The MSCI World Index captures large and mid-cap representation across developed markets countries. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	S&P Developed Property Net Total Return Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$339,560,960
Number of Portfolio Holdings	70
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,798,387

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Real Estate	96.1%
Information Technology	0.6
Industrials	0.5
Repurchase Agreements	1.6
Other Investment Company	1.6
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock Real Estate Securities VP

Initial Class

Top Holdings (Percentage of Net Assets)

Equinix, Inc., REIT	7.7%
Prologis, Inc., REIT	6.0
AvalonBay Communities, Inc., REIT	3.9
Simon Property Group, Inc., REIT	3.4
Mid-America Apartment Communities, Inc., REIT	3.2
VICI Properties, Inc., REIT	3.2
Welltower, Inc., REIT	2.9
Mitsubishi Estate Co. Ltd.	2.9
Ventas, Inc., REIT	2.5
Extra Space Storage, Inc., REIT	2.4

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock Real Estate Securities VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock Real Estate Securities VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock Real Estate Securities VP (the "Portfolio") seeks to maximize total return. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$112	1.11%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio underperformed the S&P Developed Property Net Total Return Index, a benchmark of the Portfolio.

The year was marked by significant market activity and volatility, influenced by various macroeconomic factors and geopolitical events. The U.S. 10-year Treasury yield fluctuated significantly throughout the year, and the yield movements impacted yield-sensitive sectors within the real estate investment trusts (“REITs”) market.

Equinix, Inc., AvalonBay Communities, Inc., and Essential Properties Realty Trust, Inc. helped relative performance within the North America region, while Iron Mountain, Rexford Industrial and Lineage detracted from results during the fiscal year. The Portfolio’s allocation within U.S. triple net, U.S. healthcare and U.S. life science and medical office sectors helped results within the North America region during the fiscal year, while allocation within U.S. industrial, Mexico and U.S. residential sectors detracted.

Within the Asia-Pacific region, Mitsubishi Estate Co. Ltd., Invincible Investment Corp.and New World Development Co., Ltd. helped results, while Link, REIT, CK Asset Holdings Ltd. and Wharf Real Estate Investment Co. Ltd. detracted from performance. Our allocation to Japanese REITs, Singapore REITs and New Zealand REITs sectors helped results, while allocation to Hong Kong developers, Hong Kong REITs and Japanese developers detracted.

Within the Europe, Middle East, and Africa region, Segro PLC, DSV A/S and Warehouses de Pauw SA helped results, while Tritax Big Box PLC, Unite Group and VGP NV detracted from results. Allocation to U.K. office, Eurozone office and Eurozone diversified sectors helped results, while allocation to U.K. student housing, Nordics and Eurozone communications sectors detracted from performance.

Transamerica BlackRock Real Estate Securities VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI World Index	S&P Developed Property Net Total Return Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,456	$9,819	$10,456
2/28/2015	$10,441	$10,394	$10,451
3/31/2015	$10,448	$10,231	$10,457
4/30/2015	$10,265	$10,471	$10,359
5/31/2015	$10,140	$10,507	$10,226
6/30/2015	$9,728	$10,263	$9,796
7/31/2015	$10,029	$10,447	$10,091
8/31/2015	$9,438	$9,756	$9,483
9/30/2015	$9,568	$9,396	$9,576
10/31/2015	$10,089	$10,141	$10,118
11/30/2015	$9,829	$10,090	$9,896
12/31/2015	$9,913	$9,913	$10,003
1/31/2016	$9,499	$9,320	$9,564
2/29/2016	$9,453	$9,250	$9,627
3/31/2016	$10,365	$9,878	$10,538
4/30/2016	$10,281	$10,035	$10,542
5/31/2016	$10,258	$10,091	$10,541
6/30/2016	$10,595	$9,978	$10,904
7/31/2016	$11,093	$10,399	$11,431
8/31/2016	$10,747	$10,408	$11,113
9/30/2016	$10,638	$10,463	$11,026
10/31/2016	$10,024	$10,261	$10,442
11/30/2016	$9,682	$10,408	$10,186
12/31/2016	$9,954	$10,657	$10,446
1/31/2017	$9,962	$10,915	$10,529
2/28/2017	$10,242	$11,217	$10,865
3/31/2017	$10,102	$11,337	$10,729
4/30/2017	$10,211	$11,505	$10,869
5/31/2017	$10,351	$11,748	$10,995
6/30/2017	$10,420	$11,793	$11,083
7/31/2017	$10,615	$12,076	$11,304
8/31/2017	$10,649	$12,093	$11,331
9/30/2017	$10,569	$12,598	$11,265
10/31/2017	$10,882	$12,871	$11,568
12/31/2017	$11,051	$13,045	$11,719
1/31/2018	$11,139	$13,733	$11,712
2/28/2018	$10,416	$13,164	$10,941
3/31/2018	$10,585	$12,878	$11,182
4/30/2018	$10,753	$13,026	$11,382
5/31/2018	$10,697	$13,107	$11,539
6/30/2018	$10,818	$13,101	$11,658
7/31/2018	$10,818	$13,510	$11,772
8/31/2018	$10,852	$13,677	$11,838
9/30/2018	$10,687	$13,753	$11,569
10/31/2018	$10,163	$12,744	$11,106
11/30/2018	$10,477	$12,888	$11,505
12/31/2018	$9,910	$11,908	$10,902
1/31/2019	$10,983	$12,835	$12,063
2/28/2019	$10,983	$13,221	$12,030
3/31/2019	$11,411	$13,394	$12,444
4/30/2019	$11,350	$13,869	$12,268
5/31/2019	$11,350	$13,069	$12,244
6/30/2019	$11,525	$13,930	$12,449
7/31/2019	$11,533	$13,999	$12,490
8/31/2019	$11,857	$13,713	$12,729
9/30/2019	$12,077	$14,005	$13,033
10/31/2019	$12,349	$14,361	$13,350
11/30/2019	$12,270	$14,761	$13,179
12/31/2019	$12,375	$15,203	$13,268
1/31/2020	$12,586	$15,111	$13,373
2/29/2020	$11,717	$13,834	$12,308
3/31/2020	$9,512	$12,003	$9,639
4/30/2020	$10,153	$13,314	$10,339
5/31/2020	$10,390	$13,957	$10,409
6/30/2020	$10,601	$14,326	$10,628
7/31/2020	$10,891	$15,012	$10,936
8/31/2020	$11,286	$16,015	$11,281
9/30/2020	$10,918	$15,462	$10,930
10/31/2020	$10,561	$14,988	$10,600
11/30/2020	$11,837	$16,904	$11,907
12/31/2020	$12,313	$17,621	$12,329
1/31/2021	$12,269	$17,446	$12,245
2/28/2021	$12,680	$17,893	$12,617
3/31/2021	$13,059	$18,488	$12,989
4/30/2021	$13,913	$19,349	$13,780
5/31/2021	$14,140	$19,627	$14,031
6/30/2021	$14,356	$19,920	$14,198
7/31/2021	$14,810	$20,277	$14,697
8/31/2021	$15,076	$20,781	$14,920
9/30/2021	$14,348	$19,919	$14,128
10/31/2021	$15,076	$21,047	$14,895
11/30/2021	$14,734	$20,586	$14,575
12/31/2021	$15,495	$21,465	$15,497
1/31/2022	$14,624	$20,330	$14,602
2/28/2022	$14,281	$19,816	$14,265
3/31/2022	$14,789	$20,359	$14,872
4/30/2022	$13,928	$18,668	$14,081
5/31/2022	$13,189	$18,682	$13,448
6/30/2022	$11,975	$17,064	$12,282
7/31/2022	$12,924	$18,419	$13,253
8/31/2022	$11,985	$17,649	$12,442
9/30/2022	$10,460	$16,008	$10,855
10/31/2022	$10,665	$17,158	$11,178
11/30/2022	$11,530	$18,351	$11,959
12/31/2022	$11,097	$17,571	$11,621
1/31/2023	$12,122	$18,815	$12,650
2/28/2023	$11,541	$18,362	$12,060
3/31/2023	$11,177	$18,930	$11,674
4/30/2023	$11,450	$19,261	$11,894
5/31/2023	$11,029	$19,069	$11,384
6/30/2023	$11,416	$20,222	$11,738
7/31/2023	$11,826	$20,902	$12,196
8/31/2023	$11,487	$20,403	$11,822
9/30/2023	$10,850	$19,522	$11,117
10/31/2023	$10,345	$18,956	$10,595
11/30/2023	$11,463	$20,733	$11,717
12/31/2023	$12,556	$21,751	$12,831
1/31/2024	$11,991	$22,012	$12,332
2/29/2024	$12,075	$22,945	$12,302
3/31/2024	$12,376	$23,683	$12,731
4/30/2024	$11,727	$22,803	$11,998
5/31/2024	$12,124	$23,821	$12,360
6/30/2024	$12,087	$24,306	$12,388
7/31/2024	$12,808	$24,734	$13,161
8/31/2024	$13,577	$25,388	$13,976
9/30/2024	$13,944	$25,853	$14,396
10/31/2024	$13,247	$25,340	$13,674
11/30/2024	$13,565	$26,503	$14,003
12/31/2024	$12,685	$25,812	$13,050

Average Annual Total Returns

I3FK2	1 Year	5 Years	10 Years
Service Class	1.03%	0.50%	2.41%
MSCI World IndexFootnote Reference(a)	18.67%	11.17%	9.95%
S&P Developed Property Net Total Return IndexFootnote Reference(b)	1.71%	(0.33%)	2.70%
Footnote	Description
Footnote(a)	The MSCI World Index captures large and mid-cap representation across developed markets countries. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	S&P Developed Property Net Total Return Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$339,560,960
Number of Portfolio Holdings	70
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,798,387

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Real Estate	96.1%
Information Technology	0.6
Industrials	0.5
Repurchase Agreements	1.6
Other Investment Company	1.6
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock Real Estate Securities VP

Service Class

Top Holdings (Percentage of Net Assets)

Equinix, Inc., REIT	7.7%
Prologis, Inc., REIT	6.0
AvalonBay Communities, Inc., REIT	3.9
Simon Property Group, Inc., REIT	3.4
Mid-America Apartment Communities, Inc., REIT	3.2
VICI Properties, Inc., REIT	3.2
Welltower, Inc., REIT	2.9
Mitsubishi Estate Co. Ltd.	2.9
Ventas, Inc., REIT	2.5
Extra Space Storage, Inc., REIT	2.4

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock Real Estate Securities VP

Service Class

Annual Shareholder Report

Transamerica BlackRock Tactical Allocation VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock Tactical Allocation VP (the "Portfolio") seeks capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$18	0.17%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio posted positive returns during the fiscal year ended December 31, 2024. Asset allocation decisions were additive over the fiscal year, while underlying fund selection detracted. Within asset allocation, an equity overweight contributed to performance as U.S. equity markets ended the year with strong positive gains across growth and value stocks. Earlier in 2024, the Portfolio held an overweight to European equities, which was also beneficial to performance. An overweight to Japanese equities added to performance in August after a sharp selloff also contributed to performance, as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the year, the Portfolio tactically shifted duration underweight based on the market pricing of U.S. growth and inflation. Within underlying fund selection, Transamerica International Focus VP and Transamerica WMC US Growth VP were the largest detractors to active return over the year.

Transamerica BlackRock Tactical Allocation VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,046	$9,722	$10,210
2/28/2015	$10,265	$10,285	$10,114
3/31/2015	$10,220	$10,180	$10,161
4/30/2015	$10,247	$10,226	$10,124
5/31/2015	$10,284	$10,368	$10,100
6/30/2015	$10,146	$10,194	$9,990
7/31/2015	$10,265	$10,365	$10,059
8/31/2015	$9,955	$9,739	$10,045
9/30/2015	$9,812	$9,455	$10,113
10/31/2015	$10,139	$10,202	$10,114
11/30/2015	$10,118	$10,258	$10,088
12/31/2015	$10,006	$10,048	$10,055
1/31/2016	$9,802	$9,481	$10,193
2/29/2016	$9,771	$9,478	$10,266
3/31/2016	$10,118	$10,145	$10,360
4/30/2016	$10,190	$10,208	$10,400
5/31/2016	$10,251	$10,391	$10,402
6/30/2016	$10,292	$10,412	$10,589
7/31/2016	$10,527	$10,825	$10,656
8/31/2016	$10,545	$10,853	$10,644
9/30/2016	$10,556	$10,870	$10,638
10/31/2016	$10,444	$10,635	$10,556
11/30/2016	$10,444	$11,111	$10,307
12/31/2016	$10,522	$11,327	$10,321
1/31/2017	$10,668	$11,541	$10,341
2/28/2017	$10,847	$11,970	$10,411
3/31/2017	$10,903	$11,978	$10,405
4/30/2017	$11,037	$12,105	$10,486
5/31/2017	$11,194	$12,229	$10,566
6/30/2017	$11,205	$12,339	$10,556
7/31/2017	$11,351	$12,572	$10,601
8/31/2017	$11,433	$12,596	$10,696
9/30/2017	$11,504	$12,903	$10,645
10/31/2017	$11,610	$13,185	$10,652
11/30/2017	$11,705	$13,585	$10,638
12/31/2017	$11,787	$13,721	$10,687
1/31/2018	$12,024	$14,444	$10,564
2/28/2018	$11,799	$13,912	$10,464
3/31/2018	$11,716	$13,633	$10,531
4/30/2018	$11,716	$13,684	$10,452
5/31/2018	$11,823	$14,071	$10,527
6/30/2018	$11,823	$14,163	$10,514
7/31/2018	$12,000	$14,633	$10,516
8/31/2018	$12,163	$15,147	$10,584
9/30/2018	$12,163	$15,172	$10,516
10/31/2018	$11,603	$14,055	$10,433
11/30/2018	$11,707	$14,336	$10,495
12/31/2018	$11,291	$13,002	$10,688
1/31/2019	$11,811	$14,118	$10,801
2/28/2019	$11,980	$14,614	$10,795
3/31/2019	$12,163	$14,828	$11,002
4/30/2019	$12,384	$15,420	$11,005
5/31/2019	$12,163	$14,422	$11,201
6/30/2019	$12,605	$15,435	$11,341
7/31/2019	$12,644	$15,664	$11,366
8/31/2019	$12,698	$15,345	$11,661
9/30/2019	$12,772	$15,614	$11,599
10/31/2019	$12,934	$15,950	$11,634
11/30/2019	$13,096	$16,557	$11,628
12/31/2019	$13,259	$17,035	$11,620
1/31/2020	$13,377	$17,016	$11,843
2/29/2020	$12,993	$15,623	$12,056
3/31/2020	$11,917	$13,475	$11,985
4/30/2020	$12,713	$15,259	$12,198
5/31/2020	$13,141	$16,075	$12,255
6/30/2020	$13,406	$16,443	$12,332
7/31/2020	$13,834	$17,376	$12,517
8/31/2020	$14,188	$18,635	$12,416
9/30/2020	$14,019	$17,957	$12,409
10/31/2020	$13,832	$17,569	$12,353
11/30/2020	$14,731	$19,707	$12,475
12/31/2020	$15,036	$20,593	$12,492
1/31/2021	$14,968	$20,501	$12,402
2/28/2021	$15,002	$21,142	$12,223
3/31/2021	$15,104	$21,900	$12,071
4/30/2021	$15,493	$23,029	$12,166
5/31/2021	$15,578	$23,134	$12,206
6/30/2021	$15,782	$23,705	$12,291
7/31/2021	$15,968	$24,105	$12,429
8/31/2021	$16,129	$24,793	$12,405
9/30/2021	$15,747	$23,681	$12,298
10/31/2021	$16,148	$25,282	$12,294
11/30/2021	$15,976	$24,897	$12,331
12/31/2021	$16,224	$25,877	$12,299
1/31/2022	$15,614	$24,355	$12,034
2/28/2022	$15,308	$23,741	$11,900
3/31/2022	$15,194	$24,512	$11,569
4/30/2022	$14,316	$22,312	$11,130
5/31/2022	$14,335	$22,282	$11,202
6/30/2022	$13,629	$20,418	$11,026
7/31/2022	$14,278	$22,333	$11,296
8/31/2022	$13,849	$21,500	$10,977
9/30/2022	$12,955	$19,506	$10,502
10/31/2022	$13,312	$21,106	$10,366
11/30/2022	$13,951	$22,208	$10,748
12/31/2022	$13,619	$20,907	$10,699
1/31/2023	$14,335	$22,347	$11,028
2/28/2023	$14,002	$21,825	$10,743
3/31/2023	$14,283	$22,408	$11,016
4/30/2023	$14,386	$22,647	$11,083
5/31/2023	$14,258	$22,735	$10,962
6/30/2023	$14,820	$24,288	$10,923
7/31/2023	$15,101	$25,158	$10,915
8/31/2023	$14,863	$24,673	$10,846
9/30/2023	$14,293	$23,497	$10,570
10/31/2023	$13,933	$22,875	$10,403
11/30/2023	$14,983	$25,008	$10,874
12/31/2023	$15,704	$26,334	$11,291
1/31/2024	$15,794	$26,626	$11,260
2/29/2024	$16,215	$28,067	$11,100
3/31/2024	$16,665	$28,973	$11,203
4/30/2024	$16,064	$27,698	$10,920
5/31/2024	$16,665	$29,006	$11,105
6/30/2024	$16,965	$29,904	$11,210
7/31/2024	$17,235	$30,460	$11,472
8/31/2024	$17,582	$31,123	$11,637
9/30/2024	$17,833	$31,767	$11,793
10/31/2024	$17,550	$31,534	$11,500
11/30/2024	$18,179	$33,632	$11,622
12/31/2024	$17,708	$32,604	$11,432

Average Annual Total Returns

IXFP1	1 Year	5 Years	10 Years
Initial Class	12.76%	5.96%	5.88%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$845,385,572
Number of Portfolio Holdings	17
Portfolio Turnover Rate	79%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,163,007

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Equity Funds	55.1%
U.S. Fixed Income Funds	27.4
International Equity Funds	16.2
Other Investment Company	0.2
Repurchase Agreements	0.1
International Alternative Funds	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	1.0
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock Tactical Allocation VP

Initial Class

Top Holdings (Percentage of Net Assets)

Transamerica JPMorgan Enhanced Index VP, Initial Class	31.9%
Transamerica Large Cap Value, Class I2	9.1
Transamerica Bond, Class I2	8.9
Transamerica Aegon Core Bond VP, Initial Class	8.2
Transamerica Short-Term Bond, Class I2	8.0
Transamerica WMC US Growth VP, Initial Class	7.9
Transamerica TSW International Equity VP, Initial Class	7.7
Transamerica International Focus VP, Initial Class	5.7
SPDR S&P 500 ETF Trust	2.9
Transamerica Morgan Stanley Capital Growth VP, Initial Class	2.3

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock Tactical Allocation VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock Tactical Allocation VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica BlackRock Tactical Allocation VP (the "Portfolio") seeks capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$45	0.42%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio posted positive returns during the fiscal year ended December 31, 2024. Asset allocation decisions were additive over the fiscal year, while underlying fund selection detracted. Within asset allocation, an equity overweight contributed to performance as U.S. equity markets ended the year with strong positive gains across growth and value stocks. Earlier in 2024, the Portfolio held an overweight to European equities, which was also beneficial to performance. An overweight to Japanese equities added to performance in August after a sharp selloff also contributed to performance, as performance of Japanese equities quickly reversed. The Portfolio’s underweight to fixed income markets was a strong contributor as markets priced in higher yields across the middle and long end of government bond curves. Throughout the year, the Portfolio tactically shifted duration underweight based on the market pricing of U.S. growth and inflation. Within underlying fund selection, Transamerica International Focus VP and Transamerica WMC US Growth VP were the largest detractors to active return over the year.

Transamerica BlackRock Tactical Allocation VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,043	$9,722	$10,210
2/28/2015	$10,260	$10,285	$10,114
3/31/2015	$10,217	$10,180	$10,161
4/30/2015	$10,242	$10,226	$10,124
5/31/2015	$10,279	$10,368	$10,100
6/30/2015	$10,136	$10,194	$9,990
7/31/2015	$10,254	$10,365	$10,059
8/31/2015	$9,941	$9,739	$10,045
9/30/2015	$9,801	$9,455	$10,113
10/31/2015	$10,121	$10,202	$10,114
11/30/2015	$10,101	$10,258	$10,088
12/31/2015	$9,988	$10,048	$10,055
1/31/2016	$9,781	$9,481	$10,193
2/29/2016	$9,748	$9,478	$10,266
3/31/2016	$10,087	$10,145	$10,360
4/30/2016	$10,160	$10,208	$10,400
5/31/2016	$10,214	$10,391	$10,402
6/30/2016	$10,254	$10,412	$10,589
7/31/2016	$10,493	$10,825	$10,656
8/31/2016	$10,506	$10,853	$10,644
9/30/2016	$10,513	$10,870	$10,638
10/31/2016	$10,400	$10,635	$10,556
11/30/2016	$10,393	$11,111	$10,307
12/31/2016	$10,478	$11,327	$10,321
1/31/2017	$10,611	$11,541	$10,341
2/28/2017	$10,787	$11,970	$10,411
3/31/2017	$10,844	$11,978	$10,405
4/30/2017	$10,970	$12,105	$10,486
5/31/2017	$11,132	$12,229	$10,566
6/30/2017	$11,139	$12,339	$10,556
7/31/2017	$11,287	$12,572	$10,601
8/31/2017	$11,353	$12,596	$10,696
9/30/2017	$11,426	$12,903	$10,645
10/31/2017	$11,527	$13,185	$10,652
11/30/2017	$11,622	$13,585	$10,638
12/31/2017	$11,702	$13,721	$10,687
1/31/2018	$11,934	$14,444	$10,564
2/28/2018	$11,709	$13,912	$10,464
3/31/2018	$11,629	$13,633	$10,531
4/30/2018	$11,622	$13,684	$10,452
5/31/2018	$11,723	$14,071	$10,527
6/30/2018	$11,723	$14,163	$10,514
7/31/2018	$11,890	$14,633	$10,516
8/31/2018	$12,053	$15,147	$10,584
9/30/2018	$12,053	$15,172	$10,516
10/31/2018	$11,500	$14,055	$10,433
11/30/2018	$11,592	$14,336	$10,495
12/31/2018	$11,185	$13,002	$10,688
1/31/2019	$11,684	$14,118	$10,801
2/28/2019	$11,853	$14,614	$10,795
3/31/2019	$12,037	$14,828	$11,002
4/30/2019	$12,252	$15,420	$11,005
5/31/2019	$12,030	$14,422	$11,201
6/30/2019	$12,467	$15,435	$11,341
7/31/2019	$12,506	$15,664	$11,366
8/31/2019	$12,549	$15,345	$11,661
9/30/2019	$12,623	$15,614	$11,599
10/31/2019	$12,779	$15,950	$11,634
11/30/2019	$12,944	$16,557	$11,628
12/31/2019	$13,092	$17,035	$11,620
1/31/2020	$13,208	$17,016	$11,843
2/29/2020	$12,829	$15,623	$12,056
3/31/2020	$11,758	$13,475	$11,985
4/30/2020	$12,549	$15,259	$12,198
5/31/2020	$12,961	$16,075	$12,255
6/30/2020	$13,224	$16,443	$12,332
7/31/2020	$13,652	$17,376	$12,517
8/31/2020	$13,995	$18,635	$12,416
9/30/2020	$13,817	$17,957	$12,409
10/31/2020	$13,640	$17,569	$12,353
11/30/2020	$14,509	$19,707	$12,475
12/31/2020	$14,819	$20,593	$12,492
1/31/2021	$14,739	$20,501	$12,402
2/28/2021	$14,774	$21,142	$12,223
3/31/2021	$14,872	$21,900	$12,071
4/30/2021	$15,253	$23,029	$12,166
5/31/2021	$15,333	$23,134	$12,206
6/30/2021	$15,528	$23,705	$12,291
7/31/2021	$15,705	$24,105	$12,429
8/31/2021	$15,865	$24,793	$12,405
9/30/2021	$15,499	$23,681	$12,298
10/31/2021	$15,884	$25,282	$12,294
11/30/2021	$15,715	$24,897	$12,331
12/31/2021	$15,950	$25,877	$12,299
1/31/2022	$15,339	$24,355	$12,034
2/28/2022	$15,048	$23,741	$11,900
3/31/2022	$14,916	$24,512	$11,569
4/30/2022	$14,061	$22,312	$11,130
5/31/2022	$14,070	$22,282	$11,202
6/30/2022	$13,375	$20,418	$11,026
7/31/2022	$14,023	$22,333	$11,296
8/31/2022	$13,601	$21,500	$10,977
9/30/2022	$12,721	$19,506	$10,502
10/31/2022	$13,064	$21,106	$10,366
11/30/2022	$13,686	$22,208	$10,748
12/31/2022	$13,365	$20,907	$10,699
1/31/2023	$14,051	$22,347	$11,028
2/28/2023	$13,718	$21,825	$10,743
3/31/2023	$13,987	$22,408	$11,016
4/30/2023	$14,105	$22,647	$11,083
5/31/2023	$13,965	$22,735	$10,962
6/30/2023	$14,512	$24,288	$10,923
7/31/2023	$14,780	$25,158	$10,915
8/31/2023	$14,542	$24,673	$10,846
9/30/2023	$13,994	$23,497	$10,570
10/31/2023	$13,640	$22,875	$10,403
11/30/2023	$14,645	$25,008	$10,874
12/31/2023	$15,365	$26,334	$11,291
1/31/2024	$15,433	$26,626	$11,260
2/29/2024	$15,868	$28,067	$11,100
3/31/2024	$16,290	$28,973	$11,203
4/30/2024	$15,708	$27,698	$10,920
5/31/2024	$16,279	$29,006	$11,105
6/30/2024	$16,564	$29,904	$11,210
7/31/2024	$16,839	$30,460	$11,472
8/31/2024	$17,177	$31,123	$11,637
9/30/2024	$17,409	$31,767	$11,793
10/31/2024	$17,119	$31,534	$11,500
11/30/2024	$17,734	$33,632	$11,622
12/31/2024	$17,270	$32,604	$11,432

Average Annual Total Returns

IXFP2	1 Year	5 Years	10 Years
Service Class	12.40%	5.70%	5.62%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	12.55%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$845,385,572
Number of Portfolio Holdings	17
Portfolio Turnover Rate	79%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,163,007

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Equity Funds	55.1%
U.S. Fixed Income Funds	27.4
International Equity Funds	16.2
Other Investment Company	0.2
Repurchase Agreements	0.1
International Alternative Funds	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	1.0
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica BlackRock Tactical Allocation VP

Service Class

Top Holdings (Percentage of Net Assets)

Transamerica JPMorgan Enhanced Index VP, Initial Class	31.9%
Transamerica Large Cap Value, Class I2	9.1
Transamerica Bond, Class I2	8.9
Transamerica Aegon Core Bond VP, Initial Class	8.2
Transamerica Short-Term Bond, Class I2	8.0
Transamerica WMC US Growth VP, Initial Class	7.9
Transamerica TSW International Equity VP, Initial Class	7.7
Transamerica International Focus VP, Initial Class	5.7
SPDR S&P 500 ETF Trust	2.9
Transamerica Morgan Stanley Capital Growth VP, Initial Class	2.3

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock Tactical Allocation VP

Service Class

Annual Shareholder Report

Transamerica Goldman Sachs 70/30 Allocation VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Goldman Sachs 70/30 Allocation VP (the "Portfolio") seeks long-term capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$56	0.53%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Overall, 2024 was another year of materially positive risk asset performance and American exceptionalism leading to the S&P 500® Index’s outperformance against other markets. By and large, growth sensitive assets did well as the global economy remained resilient, avoiding recession despite elevated risks over the year. In bonds, yields rose keeping fixed income returns relatively muted, though bond funds’ total returns were generally still positive.

The Portfolio is a multi-asset fund of funds that seeks long-term capital appreciation, with current income as a secondary objective, through its strategic allocation to approximately 70% equity and 30% fixed income asset classes. Over the fiscal year ended December 31, 2024, the Portfolio posted a positive return, but modestly underperformed its secondary blended benchmark, the Transamerica Goldman Sachs 70/30 Allocation VP Blended Benchmark.

The Portfolio experienced positive return contribution across all underlying equity and fixed income funds. The largest contributor of absolute returns came from U.S. equity funds. In particular, Transamerica WMC US Growth VP contributed about half of overall returns for the fiscal year, as U.S. growth equities were particularly strong in 2024. U.S. value equities lagged behind though still outperformed non-US equities. Balanced exposures to U.S. growth equities and U.S. value equities detracted from relative performance. Modestly higher exposure to smaller cap stocks also detracted due to the outperformance of larger cap stocks. Within fixed income, off benchmark allocations to high yield and inflation-protected debt were accretive to relative performance, while long duration credit detracted.

Security selection from underlying funds overall added modestly versus their respective benchmarks. This was driven, in part, by outperformance from Transamerica Large Cap Value and Transamerica International Stock; however, Transamerica WMC US Growth VP underperformed its benchmark. Core fixed income funds each outperformed their respective benchmarks.

Transamerica Goldman Sachs 70/30 Allocation VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Transamerica Goldman Sachs 70/30 Allocation VP Blended Benchmark
5/1/2020	$10,000	$10,000	$10,000
5/31/2020	$10,610	$10,535	$10,361
6/30/2020	$10,840	$10,776	$10,580
7/31/2020	$11,250	$11,388	$10,989
8/31/2020	$11,680	$12,212	$11,465
9/30/2020	$11,420	$11,768	$11,199
10/31/2020	$11,190	$11,514	$10,986
11/30/2020	$12,290	$12,915	$12,017
12/31/2020	$12,690	$13,496	$12,412
1/31/2021	$12,700	$13,435	$12,341
2/28/2021	$12,810	$13,855	$12,531
3/31/2021	$13,080	$14,352	$12,757
4/30/2021	$13,470	$15,092	$13,191
5/31/2021	$13,610	$15,161	$13,324
6/30/2021	$13,740	$15,535	$13,486
7/31/2021	$13,890	$15,797	$13,643
8/31/2021	$14,105	$16,248	$13,879
9/30/2021	$13,634	$15,519	$13,453
10/31/2021	$14,187	$16,568	$13,963
11/30/2021	$13,849	$16,316	$13,737
12/31/2021	$14,351	$16,959	$14,130
1/31/2022	$13,798	$15,961	$13,497
2/28/2022	$13,460	$15,559	$13,232
3/31/2022	$13,500	$16,063	$13,345
4/30/2022	$12,579	$14,622	$12,430
5/31/2022	$12,609	$14,602	$12,468
6/30/2022	$11,708	$13,381	$11,663
7/31/2022	$12,415	$14,636	$12,394
8/31/2022	$11,952	$14,090	$11,952
9/30/2022	$11,039	$12,783	$11,015
10/31/2022	$11,551	$13,832	$11,519
11/30/2022	$12,275	$14,554	$12,223
12/31/2022	$11,897	$13,701	$11,855
1/31/2023	$12,621	$14,645	$12,565
2/28/2023	$12,286	$14,303	$12,258
3/31/2023	$12,565	$14,685	$12,580
4/30/2023	$12,710	$14,842	$12,735
5/31/2023	$12,587	$14,899	$12,615
6/30/2023	$13,088	$15,917	$13,143
7/31/2023	$13,356	$16,487	$13,469
8/31/2023	$13,092	$16,169	$13,201
9/30/2023	$12,608	$15,399	$12,701
10/31/2023	$12,297	$14,991	$12,368
11/30/2023	$13,172	$16,389	$13,340
12/31/2023	$13,829	$17,258	$13,985
1/31/2024	$13,910	$17,449	$14,051
2/29/2024	$14,371	$18,394	$14,428
3/31/2024	$14,774	$18,987	$14,796
4/30/2024	$14,279	$18,151	$14,298
5/31/2024	$14,728	$19,009	$14,811
6/30/2024	$14,913	$19,598	$15,046
7/31/2024	$15,166	$19,962	$15,373
8/31/2024	$15,486	$20,396	$15,704
9/30/2024	$15,712	$20,818	$15,977
10/31/2024	$15,379	$20,665	$15,622
11/30/2024	$15,878	$22,040	$16,153
12/31/2024	$15,510	$21,367	$15,763

Average Annual Total Returns

I3GB2	1 Year	Since Inception 5/1/20
Service Class	12.15%	9.85%
Russell 3000®IndexFootnote Reference(a)	23.81%	17.65%
Transamerica Goldman Sachs 70/30 Allocation VP Blended BenchmarkFootnote Reference(b)	12.71%	10.23%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Goldman Sachs 70/30 Allocation VP Blended Benchmark consists of 49% Russell 3000® Index, 18.9% MSCI EAFE Index, 2.1% MSCI Emerging Markets Index, and 30% Bloomberg US Aggregate Bond Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$9,286,152
Number of Portfolio Holdings	14
Portfolio Turnover Rate	13%
Total Advisory Fees Paid (net of waivers and reimbursements)	$0

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	50.3%
U.S. Fixed Income Funds	29.8
International Equity Funds	19.4
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Goldman Sachs 70/30 Allocation VP

Service Class

Top Holdings (Percentage of Net Assets)

Transamerica WMC US Growth VP, Initial Class	26.0%
Transamerica Large Cap Value, Class I2	20.0
Transamerica Core Bond, Class I2	16.3
Transamerica International Stock, Class I2	8.8
Transamerica International Equity, Class I2	7.3
Transamerica Bond, Class I2	7.1
Transamerica Long Credit, Class I2	2.4
Transamerica Emerging Markets Equity, Class I2	2.3
Transamerica High Yield Bond, Class I2	2.0
Transamerica Pinebridge Inflation Opportunities VP, Initial Class	2.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs 70/30 Allocation VP

Service Class

Annual Shareholder Report

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP (the "Portfolio") seeks to balance capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$35	0.33%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Overall, 2024 was another year of materially positive risk asset performance leading to the S&P 500® Index’s outperformance against other markets. By and large, growth sensitive assets did well as the global economy remained resilient, avoiding recession despite elevated risks over the year. In bonds, yields rose keeping fixed income returns relatively muted, though bond funds’ total returns were generally still positive.

The Portfolio is a multi-asset fund-of-funds which seeks to achieve its investment objective of capital appreciation and income by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”). The Portfolio employs a managed risk strategy which seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

The Portfolio operated at full equity risk for the Portfolio’s fiscal year ended December 31, 2024, as volatility of the total Portfolio remained below its volatility cap. This was driven by a combination of relatively low realized volatility of equities and, later in the year, the return of the diversification benefit of fixed income relative to equity. For example, in mid-April despite a rise in geopolitical tensions, Portfolio volatility remained below the target for de-risking as equity and fixed income realized volatility remained relatively lower. Equity volatility increased in August and September, but this was coupled with correlation between equity and fixed income turning negative, leading to increased diversification benefits at the total Portfolio level. The managed risk signal looks at total Portfolio volatility, and this design allowed the Portfolio to stay invested in equity markets and capture overall positive performance through this period.

Performance over the Portfolio’s fiscal year was positive with a modestly overweight position in equities adding to returns. Both equities and fixed income were broadly positive, with Portfolio performance being driven by S&P 500® ETFs in the overall equity rally in 2024. An explicit allocation to investment grade corporate bonds was helpful as corporate bonds outperformed broader U.S. aggregate fixed income.

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI US Broad Market Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,042	$9,724	$10,210
2/28/2015	$10,193	$10,290	$10,114
3/31/2015	$10,143	$10,184	$10,161
4/30/2015	$10,201	$10,234	$10,124
5/31/2015	$10,193	$10,377	$10,100
6/30/2015	$10,017	$10,201	$9,990
7/31/2015	$10,117	$10,369	$10,059
8/31/2015	$9,762	$9,746	$10,045
9/30/2015	$9,646	$9,461	$10,113
10/31/2015	$9,983	$10,207	$10,114
11/30/2015	$9,965	$10,265	$10,088
12/31/2015	$9,850	$10,057	$10,055
1/31/2016	$9,540	$9,483	$10,193
2/29/2016	$9,549	$9,480	$10,266
3/31/2016	$9,859	$10,148	$10,360
4/30/2016	$9,921	$10,209	$10,400
5/31/2016	$9,965	$10,396	$10,402
6/30/2016	$10,054	$10,415	$10,589
7/31/2016	$10,240	$10,832	$10,656
8/31/2016	$10,247	$10,860	$10,644
9/30/2016	$10,275	$10,882	$10,638
10/31/2016	$10,120	$10,645	$10,556
11/30/2016	$10,120	$11,116	$10,307
12/31/2016	$10,238	$11,330	$10,321
1/31/2017	$10,384	$11,552	$10,341
2/28/2017	$10,575	$11,981	$10,411
3/31/2017	$10,621	$11,992	$10,405
4/30/2017	$10,739	$12,119	$10,486
5/31/2017	$10,866	$12,243	$10,566
6/30/2017	$10,912	$12,354	$10,556
7/31/2017	$11,066	$12,586	$10,601
8/31/2017	$11,123	$12,607	$10,696
9/30/2017	$11,244	$12,914	$10,645
10/31/2017	$11,383	$13,194	$10,652
11/30/2017	$11,532	$13,595	$10,638
12/31/2017	$11,643	$13,733	$10,687
1/31/2018	$11,958	$14,461	$10,564
2/28/2018	$11,634	$13,926	$10,464
3/31/2018	$11,578	$13,649	$10,531
4/30/2018	$11,550	$13,701	$10,452
5/31/2018	$11,661	$14,090	$10,527
6/30/2018	$11,652	$14,187	$10,514
7/31/2018	$11,828	$14,662	$10,516
8/31/2018	$11,971	$15,169	$10,584
9/30/2018	$11,952	$15,190	$10,516
10/31/2018	$11,413	$14,068	$10,433
11/30/2018	$11,545	$14,345	$10,495
12/31/2018	$11,139	$13,008	$10,688
1/31/2019	$11,517	$14,133	$10,801
2/28/2019	$11,640	$14,632	$10,795
3/31/2019	$11,819	$14,846	$11,002
4/30/2019	$12,037	$15,432	$11,005
5/31/2019	$11,734	$14,434	$11,201
6/30/2019	$12,198	$15,445	$11,341
7/31/2019	$12,226	$15,679	$11,366
8/31/2019	$12,237	$15,360	$11,661
9/30/2019	$12,336	$15,632	$11,599
10/31/2019	$12,505	$15,965	$11,634
11/30/2019	$12,703	$16,570	$11,628
12/31/2019	$12,912	$17,049	$11,620
1/31/2020	$12,942	$17,023	$11,843
2/29/2020	$12,505	$15,621	$12,056
3/31/2020	$11,671	$13,459	$11,985
4/30/2020	$12,058	$15,249	$12,198
5/31/2020	$12,257	$16,071	$12,255
6/30/2020	$12,396	$16,457	$12,332
7/31/2020	$12,674	$17,396	$12,517
8/31/2020	$12,904	$18,654	$12,416
9/30/2020	$12,719	$17,975	$12,409
10/31/2020	$12,564	$17,601	$12,353
11/30/2020	$13,223	$19,740	$12,475
12/31/2020	$13,491	$20,633	$12,492
1/31/2021	$13,440	$20,553	$12,402
2/28/2021	$13,543	$21,198	$12,223
3/31/2021	$13,697	$21,956	$12,071
4/30/2021	$14,058	$23,100	$12,166
5/31/2021	$14,171	$23,202	$12,206
6/30/2021	$14,325	$23,804	$12,291
7/31/2021	$14,469	$24,234	$12,429
8/31/2021	$14,651	$24,931	$12,405
9/30/2021	$14,247	$23,808	$12,298
10/31/2021	$14,684	$25,401	$12,294
11/30/2021	$14,498	$25,049	$12,331
12/31/2021	$14,794	$26,019	$12,299
1/31/2022	$14,214	$24,484	$12,034
2/28/2022	$13,908	$23,870	$11,900
3/31/2022	$13,853	$24,651	$11,569
4/30/2022	$13,132	$22,437	$11,130
5/31/2022	$13,121	$22,394	$11,202
6/30/2022	$12,716	$20,515	$11,026
7/31/2022	$13,110	$22,457	$11,296
8/31/2022	$12,700	$21,613	$10,977
9/30/2022	$12,106	$19,601	$10,502
10/31/2022	$12,300	$21,211	$10,366
11/30/2022	$12,906	$22,332	$10,748
12/31/2022	$12,711	$21,015	$10,699
1/31/2023	$13,374	$22,490	$11,028
2/28/2023	$12,986	$21,969	$10,743
3/31/2023	$13,317	$22,560	$11,016
4/30/2023	$13,454	$22,783	$11,083
5/31/2023	$13,306	$22,881	$10,962
6/30/2023	$13,694	$24,455	$10,923
7/31/2023	$13,957	$25,337	$10,915
8/31/2023	$13,692	$24,846	$10,846
9/30/2023	$13,205	$23,652	$10,570
10/31/2023	$12,893	$23,015	$10,403
11/30/2023	$13,792	$25,179	$10,874
12/31/2023	$14,416	$26,524	$11,291
1/31/2024	$14,404	$26,807	$11,260
2/29/2024	$14,641	$28,248	$11,100
3/31/2024	$14,953	$29,163	$11,203
4/30/2024	$14,504	$27,891	$10,920
5/31/2024	$14,965	$29,222	$11,105
6/30/2024	$15,178	$30,132	$11,210
7/31/2024	$15,502	$30,682	$11,472
8/31/2024	$15,809	$31,340	$11,637
9/30/2024	$16,081	$31,993	$11,793
10/31/2024	$15,718	$31,764	$11,500
11/30/2024	$16,132	$33,868	$11,622
12/31/2024	$15,770	$32,841	$11,432

Average Annual Total Returns

IBDU1	1 Year	5 Years	10 Years
Initial Class	9.39%	4.08%	4.66%
MSCI US Broad Market IndexFootnote Reference(a)	23.81%	14.01%	12.63%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	MSCI US Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$3,763,649,001
Number of Portfolio Holdings	14
Portfolio Turnover Rate	16%
Total Advisory Fees Paid (net of waivers and reimbursements)	$11,978,333

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	48.9%
U.S. Equity Funds	34.9
International Equity Funds	15.7
Other Investment Company	6.0
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(6.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	17.5%
Vanguard Total Bond Market ETF	17.2
Vanguard S&P 500 ETF	15.9
Vanguard Intermediate-Term Corporate Bond ETF	14.3
iShares Core S&P 500 ETF	10.7
SPDR S&P 500 ETF Trust	5.3
Vanguard FTSE Developed Markets ETF	5.2
iShares Core MSCI Emerging Markets ETF	4.9
iShares Core MSCI EAFE ETF	3.4
iShares Russell 2000 ETF	1.8

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Initial Class

Annual Shareholder Report

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP (the "Portfolio") seeks to balance capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$61	0.58%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Overall, 2024 was another year of materially positive risk asset performance leading to the S&P 500® Index’s outperformance against other markets. By and large, growth sensitive assets did well as the global economy remained resilient, avoiding recession despite elevated risks over the year. In bonds, yields rose keeping fixed income returns relatively muted, though bond funds’ total returns were generally still positive.

The Portfolio is a multi-asset fund-of-funds which seeks to achieve its investment objective of capital appreciation and income by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”). The Portfolio employs a managed risk strategy which seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

The Portfolio operated at full equity risk for the Portfolio’s fiscal year ended December 31, 2024, as volatility of the total Portfolio remained below its volatility cap. This was driven by a combination of relatively low realized volatility of equities and, later in the year, the return of the diversification benefit of fixed income relative to equity. For example, in mid-April despite a rise in geopolitical tensions, Portfolio volatility remained below the target for de-risking as equity and fixed income realized volatility remained relatively lower. Equity volatility increased in August and September, but this was coupled with correlation between equity and fixed income turning negative, leading to increased diversification benefits at the total Portfolio level. The managed risk signal looks at total Portfolio volatility, and this design allowed the Portfolio to stay invested in equity markets and capture overall positive performance through this period.

Performance over the Portfolio’s fiscal year was positive with a modestly overweight position in equities adding to returns. Both equities and fixed income were broadly positive, with Portfolio performance being driven by S&P 500® ETFs in the overall equity rally in 2024. An explicit allocation to investment grade corporate bonds was helpful as corporate bonds outperformed broader U.S. aggregate fixed income.

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI US Broad Market Index	Bloomberg US Aggregate Bond Index
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,042	$9,724	$10,210
2/28/2015	$10,195	$10,290	$10,114
3/31/2015	$10,136	$10,184	$10,161
4/30/2015	$10,195	$10,234	$10,124
5/31/2015	$10,187	$10,377	$10,100
6/30/2015	$10,008	$10,201	$9,990
7/31/2015	$10,110	$10,369	$10,059
8/31/2015	$9,751	$9,746	$10,045
9/30/2015	$9,626	$9,461	$10,113
10/31/2015	$9,966	$10,207	$10,114
11/30/2015	$9,948	$10,265	$10,088
12/31/2015	$9,823	$10,057	$10,055
1/31/2016	$9,519	$9,483	$10,193
2/29/2016	$9,528	$9,480	$10,266
3/31/2016	$9,832	$10,148	$10,360
4/30/2016	$9,895	$10,209	$10,400
5/31/2016	$9,931	$10,396	$10,402
6/30/2016	$10,020	$10,415	$10,589
7/31/2016	$10,208	$10,832	$10,656
8/31/2016	$10,210	$10,860	$10,644
9/30/2016	$10,238	$10,882	$10,638
10/31/2016	$10,082	$10,645	$10,556
11/30/2016	$10,082	$11,116	$10,307
12/31/2016	$10,192	$11,330	$10,321
1/31/2017	$10,329	$11,552	$10,341
2/28/2017	$10,522	$11,981	$10,411
3/31/2017	$10,568	$11,992	$10,405
4/30/2017	$10,678	$12,119	$10,486
5/31/2017	$10,806	$12,243	$10,566
6/30/2017	$10,852	$12,354	$10,556
7/31/2017	$11,008	$12,586	$10,601
8/31/2017	$11,057	$12,607	$10,696
9/30/2017	$11,179	$12,914	$10,645
10/31/2017	$11,309	$13,194	$10,652
11/30/2017	$11,449	$13,595	$10,638
12/31/2017	$11,561	$13,733	$10,687
1/31/2018	$11,869	$14,461	$10,564
2/28/2018	$11,543	$13,926	$10,464
3/31/2018	$11,487	$13,649	$10,531
4/30/2018	$11,459	$13,701	$10,452
5/31/2018	$11,571	$14,090	$10,527
6/30/2018	$11,552	$14,187	$10,514
7/31/2018	$11,729	$14,662	$10,516
8/31/2018	$11,871	$15,169	$10,584
9/30/2018	$11,842	$15,190	$10,516
10/31/2018	$11,311	$14,068	$10,433
11/30/2018	$11,434	$14,345	$10,495
12/31/2018	$11,036	$13,008	$10,688
1/31/2019	$11,406	$14,133	$10,801
2/28/2019	$11,529	$14,632	$10,795
3/31/2019	$11,700	$14,846	$11,002
4/30/2019	$11,918	$15,432	$11,005
5/31/2019	$11,605	$14,434	$11,201
6/30/2019	$12,070	$15,445	$11,341
7/31/2019	$12,098	$15,679	$11,366
8/31/2019	$12,096	$15,360	$11,661
9/30/2019	$12,195	$15,632	$11,599
10/31/2019	$12,364	$15,965	$11,634
11/30/2019	$12,553	$16,570	$11,628
12/31/2019	$12,762	$17,049	$11,620
1/31/2020	$12,792	$17,023	$11,843
2/29/2020	$12,354	$15,621	$12,056
3/31/2020	$11,519	$13,459	$11,985
4/30/2020	$11,907	$15,249	$12,198
5/31/2020	$12,096	$16,071	$12,255
6/30/2020	$12,235	$16,457	$12,332
7/31/2020	$12,504	$17,396	$12,517
8/31/2020	$12,731	$18,654	$12,416
9/30/2020	$12,535	$17,975	$12,409
10/31/2020	$12,391	$17,601	$12,353
11/30/2020	$13,040	$19,740	$12,475
12/31/2020	$13,297	$20,633	$12,492
1/31/2021	$13,245	$20,553	$12,402
2/28/2021	$13,348	$21,198	$12,223
3/31/2021	$13,492	$21,956	$12,071
4/30/2021	$13,842	$23,100	$12,166
5/31/2021	$13,956	$23,202	$12,206
6/30/2021	$14,110	$23,804	$12,291
7/31/2021	$14,244	$24,234	$12,429
8/31/2021	$14,421	$24,931	$12,405
9/30/2021	$14,017	$23,808	$12,298
10/31/2021	$14,443	$25,401	$12,294
11/30/2021	$14,257	$25,049	$12,331
12/31/2021	$14,541	$26,019	$12,299
1/31/2022	$13,974	$24,484	$12,034
2/28/2022	$13,668	$23,870	$11,900
3/31/2022	$13,603	$24,651	$11,569
4/30/2022	$12,894	$22,437	$11,130
5/31/2022	$12,894	$22,394	$11,202
6/30/2022	$12,490	$20,515	$11,026
7/31/2022	$12,872	$22,457	$11,296
8/31/2022	$12,467	$21,613	$10,977
9/30/2022	$11,887	$19,601	$10,502
10/31/2022	$12,069	$21,211	$10,366
11/30/2022	$12,660	$22,332	$10,748
12/31/2022	$12,467	$21,015	$10,699
1/31/2023	$13,115	$22,490	$11,028
2/28/2023	$12,728	$21,969	$10,743
3/31/2023	$13,058	$22,560	$11,016
4/30/2023	$13,183	$22,783	$11,083
5/31/2023	$13,024	$22,881	$10,962
6/30/2023	$13,411	$24,455	$10,923
7/31/2023	$13,661	$25,337	$10,915
8/31/2023	$13,405	$24,846	$10,846
9/30/2023	$12,922	$23,652	$10,570
10/31/2023	$12,624	$23,015	$10,403
11/30/2023	$13,492	$25,179	$10,874
12/31/2023	$14,112	$26,524	$11,291
1/31/2024	$14,087	$26,807	$11,260
2/29/2024	$14,311	$28,248	$11,100
3/31/2024	$14,621	$29,163	$11,203
4/30/2024	$14,174	$27,891	$10,920
5/31/2024	$14,621	$29,222	$11,105
6/30/2024	$14,831	$30,132	$11,210
7/31/2024	$15,141	$30,682	$11,472
8/31/2024	$15,431	$31,340	$11,637
9/30/2024	$15,700	$31,993	$11,793
10/31/2024	$15,341	$31,764	$11,500
11/30/2024	$15,752	$33,868	$11,622
12/31/2024	$15,392	$32,841	$11,432

Average Annual Total Returns

IBDU2	1 Year	5 Years	10 Years
Service Class	9.07%	3.82%	4.41%
MSCI US Broad Market IndexFootnote Reference(a)	23.81%	14.01%	12.63%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	1.25%	(0.33%)	1.35%
Footnote	Description
Footnote(a)	MSCI US Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$3,763,649,001
Number of Portfolio Holdings	14
Portfolio Turnover Rate	16%
Total Advisory Fees Paid (net of waivers and reimbursements)	$11,978,333

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	48.9%
U.S. Equity Funds	34.9
International Equity Funds	15.7
Other Investment Company	6.0
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(6.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	17.5%
Vanguard Total Bond Market ETF	17.2
Vanguard S&P 500 ETF	15.9
Vanguard Intermediate-Term Corporate Bond ETF	14.3
iShares Core S&P 500 ETF	10.7
SPDR S&P 500 ETF Trust	5.3
Vanguard FTSE Developed Markets ETF	5.2
iShares Core MSCI Emerging Markets ETF	4.9
iShares Core MSCI EAFE ETF	3.4
iShares Russell 2000 ETF	1.8

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Service Class

Annual Shareholder Report

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP (the "Portfolio") seeks current income and preservation of capital. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$36	0.35%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Overall, 2024 was another year of materially positive risk asset performance leading to S&P 500® Index outperformance against other markets. By and large, growth sensitive assets did well as the global economy remained resilient, avoiding recession despite elevated risks over the year. In bonds, yields rose keeping fixed income returns relatively muted, though bond funds’ total returns were generally still positive.

The Portfolio is a multi-asset fund-of-funds which seeks to achieve its investment objective of current income and preservation of capital by investing its assets primarily in a combination of underlying third-party exchange traded funds. The Portfolio employs a managed risk strategy which seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

The Portfolio operated at full equity risk for the Portfolio’s fiscal year ended December 31, 2024, as volatility of the total Portfolio remained below its volatility cap. This was driven by a combination of relatively low realized volatility of equities and, later in the year, the return of the diversification benefit of fixed income relative to equity. For example, in mid-April despite a rise in geopolitical tensions, Portfolio volatility remained below the target for de-risking as equity and fixed income realized volatility remained relatively lower. Equity volatility increased in August and September, but this was coupled with correlation between equity and fixed income turning negative, leading to increased diversification benefits at the total portfolio level. The managed risk signal looks at total Portfolio volatility, and this design allowed the Portfolio to stay invested in equity markets and capture overall positive performance through this period.

Performance over the Portfolio’s fiscal year was positive with a modestly overweight position in equities helping add to returns. Both equities and fixed income were broadly positive, with Portfolio performance being driven by S&P 500® ETFs in the overall equity rally in 2024. An explicit allocation to investment grade corporate bonds was additionally helpful as corporate bonds outperformed broader US aggregate fixed income.

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Blended Benchmark
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,081	$10,210	$10,068
2/28/2015	$10,169	$10,114	$10,206
3/31/2015	$10,153	$10,161	$10,196
4/30/2015	$10,185	$10,124	$10,237
5/31/2015	$10,169	$10,100	$10,243
6/30/2015	$10,024	$9,990	$10,099
7/31/2015	$10,121	$10,059	$10,184
8/31/2015	$9,900	$10,045	$9,945
9/30/2015	$9,866	$10,113	$9,870
10/31/2015	$10,072	$10,114	$10,140
11/30/2015	$10,046	$10,088	$10,117
12/31/2015	$9,960	$10,055	$10,027
1/31/2016	$9,883	$10,193	$9,905
2/29/2016	$9,917	$10,266	$9,938
3/31/2016	$10,175	$10,360	$10,255
4/30/2016	$10,226	$10,400	$10,323
5/31/2016	$10,252	$10,402	$10,357
6/30/2016	$10,398	$10,589	$10,467
7/31/2016	$10,552	$10,656	$10,668
8/31/2016	$10,544	$10,644	$10,673
9/30/2016	$10,562	$10,638	$10,687
10/31/2016	$10,429	$10,556	$10,561
11/30/2016	$10,324	$10,307	$10,491
12/31/2016	$10,394	$10,321	$10,580
1/31/2017	$10,482	$10,341	$10,682
2/28/2017	$10,623	$10,411	$10,846
3/31/2017	$10,667	$10,405	$10,873
4/30/2017	$10,773	$10,486	$10,980
5/31/2017	$10,888	$10,566	$11,099
6/30/2017	$10,932	$10,556	$11,119
7/31/2017	$11,072	$10,601	$11,242
8/31/2017	$11,128	$10,696	$11,318
9/30/2017	$11,344	$10,652	$11,461
10/31/2017	$11,470	$10,638	$11,549
12/31/2017	$11,568	$10,687	$11,640
1/31/2018	$11,802	$10,564	$11,771
2/28/2018	$11,443	$10,464	$11,535
3/31/2018	$11,470	$10,531	$11,506
4/30/2018	$11,407	$10,452	$11,481
5/31/2018	$11,497	$10,527	$11,589
6/30/2018	$11,497	$10,514	$11,578
7/31/2018	$11,595	$10,516	$11,705
8/31/2018	$11,713	$10,584	$11,832
9/30/2018	$11,676	$10,516	$11,793
10/31/2018	$11,288	$10,433	$11,418
11/30/2018	$11,389	$10,495	$11,529
12/31/2018	$11,186	$10,688	$11,347
1/31/2019	$11,463	$10,801	$11,755
2/28/2019	$11,537	$10,795	$11,877
3/31/2019	$11,741	$11,002	$12,077
4/30/2019	$11,833	$11,005	$12,230
5/31/2019	$11,796	$11,201	$12,110
6/30/2019	$12,092	$11,341	$12,493
7/31/2019	$12,120	$11,366	$12,544
8/31/2019	$12,302	$11,661	$12,654
9/30/2019	$12,302	$11,599	$12,700
10/31/2019	$12,391	$11,634	$12,838
11/30/2019	$12,481	$11,628	$12,968
12/31/2019	$12,570	$11,620	$13,112
1/31/2020	$12,720	$11,843	$13,235
2/29/2020	$12,610	$12,056	$13,013
3/31/2020	$12,003	$11,985	$12,325
4/30/2020	$12,331	$12,198	$12,972
5/31/2020	$12,481	$12,255	$13,233
6/30/2020	$12,600	$12,332	$13,426
7/31/2020	$12,849	$12,517	$13,806
8/31/2020	$12,889	$12,416	$14,044
9/30/2020	$12,797	$12,409	$13,880
10/31/2020	$12,685	$12,353	$13,738
11/30/2020	$13,094	$12,475	$14,428
12/31/2020	$13,227	$12,492	$14,684
1/31/2021	$13,135	$12,402	$14,604
2/28/2021	$13,063	$12,223	$14,611
3/31/2021	$13,043	$12,071	$14,645
4/30/2021	$13,248	$12,166	$14,955
5/31/2021	$13,299	$12,206	$15,051
6/30/2021	$13,432	$12,291	$15,208
7/31/2021	$13,575	$12,429	$15,364
8/31/2021	$13,635	$12,405	$15,485
9/30/2021	$13,392	$12,298	$15,174
10/31/2021	$13,582	$12,294	$15,462
11/30/2021	$13,519	$12,331	$15,369
12/31/2021	$13,624	$12,299	$15,556
1/31/2022	$13,212	$12,034	$15,052
2/28/2022	$13,043	$11,900	$14,819
3/31/2022	$12,789	$11,569	$14,676
4/30/2022	$12,240	$11,130	$13,893
5/31/2022	$12,324	$11,202	$13,956
6/30/2022	$11,997	$11,026	$13,402
7/31/2022	$12,303	$11,296	$13,978
8/31/2022	$12,014	$10,977	$13,545
9/30/2022	$11,554	$10,502	$12,715
10/31/2022	$11,598	$10,366	$12,907
11/30/2022	$12,189	$10,748	$13,539
12/31/2022	$12,036	$10,699	$13,290
1/31/2023	$12,551	$11,028	$13,897
2/28/2023	$12,211	$10,743	$13,534
3/31/2023	$12,551	$11,016	$13,883
4/30/2023	$12,660	$11,083	$13,997
5/31/2023	$12,518	$10,962	$13,864
6/30/2023	$12,770	$10,923	$14,133
7/31/2023	$12,934	$10,915	$14,312
8/31/2023	$12,738	$10,846	$14,119
9/30/2023	$12,327	$10,570	$13,672
10/31/2023	$12,057	$10,403	$13,384
11/30/2023	$12,797	$10,874	$14,213
12/31/2023	$13,349	$11,291	$14,828
1/31/2024	$13,337	$11,260	$14,827
2/29/2024	$13,431	$11,100	$14,928
3/31/2024	$13,666	$11,203	$15,186
4/30/2024	$13,267	$10,920	$14,745
5/31/2024	$13,642	$11,105	$15,128
6/30/2024	$13,818	$11,210	$15,338
7/31/2024	$14,124	$11,472	$15,677
8/31/2024	$14,372	$11,637	$15,952
9/30/2024	$14,610	$11,793	$16,218
10/31/2024	$14,272	$11,500	$15,848
11/30/2024	$14,585	$11,622	$16,206
12/31/2024	$14,284	$11,432	$15,879

Average Annual Total Returns

IXFV1	1 Year	5 Years	10 Years
Initial Class	7.01%	2.59%	3.63%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Blended BenchmarkFootnote Reference(b)	7.09%	3.90%	4.73%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Goldman Sachs Managed Risk – Conservative ETF VP Blended Benchmark consists of 65% Bloomberg US Aggregate Bond Index, 25% MSCI U.S. Broad Market Index, and 10% MSCI All Country World ex-U.S. Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$413,213,398
Number of Portfolio Holdings	15
Portfolio Turnover Rate	12%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,377,390

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	64.2%
U.S. Equity Funds	25.8
International Equity Funds	9.6
Other Investment Company	5.2
Repurchase Agreements	0.5
Net Other Assets (Liabilities)Footnote Reference^	(5.3)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	18.0%
Schwab U.S. Aggregate Bond ETF	17.9
Vanguard Total Bond Market ETF	17.9
Vanguard Intermediate-Term Corporate Bond ETF	10.4
iShares Core S&P 500 ETF	8.1
SPDR S&P 500 ETF Trust	7.8
Vanguard S&P 500 ETF	7.8
iShares Core MSCI Emerging Markets ETF	3.1
iShares MSCI EAFE ETF	2.1
Vanguard FTSE Developed Markets ETF	2.1

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Initial Class

Annual Shareholder Report

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP (the "Portfolio") seeks current income and preservation of capital. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$62	0.60%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Overall, 2024 was another year of materially positive risk asset performance leading to S&P 500® Index outperformance against other markets. By and large, growth sensitive assets did well as the global economy remained resilient, avoiding recession despite elevated risks over the year. In bonds, yields rose keeping fixed income returns relatively muted, though bond funds’ total returns were generally still positive.

The Portfolio is a multi-asset fund-of-funds which seeks to achieve its investment objective of current income and preservation of capital by investing its assets primarily in a combination of underlying third-party exchange traded funds. The Portfolio employs a managed risk strategy which seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

The Portfolio operated at full equity risk for the Portfolio’s fiscal year ended December 31, 2024, as volatility of the total Portfolio remained below its volatility cap. This was driven by a combination of relatively low realized volatility of equities and, later in the year, the return of the diversification benefit of fixed income relative to equity. For example, in mid-April despite a rise in geopolitical tensions, Portfolio volatility remained below the target for de-risking as equity and fixed income realized volatility remained relatively lower. Equity volatility increased in August and September, but this was coupled with correlation between equity and fixed income turning negative, leading to increased diversification benefits at the total portfolio level. The managed risk signal looks at total Portfolio volatility, and this design allowed the Portfolio to stay invested in equity markets and capture overall positive performance through this period.

Performance over the Portfolio’s fiscal year was positive with a modestly overweight position in equities helping add to returns. Both equities and fixed income were broadly positive, with Portfolio performance being driven by S&P 500® ETFs in the overall equity rally in 2024. An explicit allocation to investment grade corporate bonds was additionally helpful as corporate bonds outperformed broader US aggregate fixed income.

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Blended Benchmark
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$10,081	$10,210	$10,068
2/28/2015	$10,162	$10,114	$10,206
3/31/2015	$10,146	$10,161	$10,196
4/30/2015	$10,170	$10,124	$10,237
5/31/2015	$10,162	$10,100	$10,243
6/30/2015	$10,008	$9,990	$10,099
7/31/2015	$10,106	$10,059	$10,184
8/31/2015	$9,879	$10,045	$9,945
9/30/2015	$9,836	$10,113	$9,870
10/31/2015	$10,043	$10,114	$10,140
11/30/2015	$10,018	$10,088	$10,117
12/31/2015	$9,931	$10,055	$10,027
1/31/2016	$9,854	$10,193	$9,905
2/29/2016	$9,888	$10,266	$9,938
3/31/2016	$10,138	$10,360	$10,255
4/30/2016	$10,190	$10,400	$10,323
5/31/2016	$10,216	$10,402	$10,357
6/30/2016	$10,354	$10,589	$10,467
7/31/2016	$10,509	$10,656	$10,668
8/31/2016	$10,495	$10,644	$10,673
9/30/2016	$10,513	$10,638	$10,687
10/31/2016	$10,380	$10,556	$10,561
11/30/2016	$10,265	$10,307	$10,491
12/31/2016	$10,336	$10,321	$10,580
1/31/2017	$10,424	$10,341	$10,682
2/28/2017	$10,566	$10,411	$10,846
3/31/2017	$10,601	$10,405	$10,873
4/30/2017	$10,707	$10,486	$10,980
5/31/2017	$10,822	$10,566	$11,099
6/30/2017	$10,858	$10,556	$11,119
7/31/2017	$10,990	$10,601	$11,242
8/31/2017	$11,053	$10,696	$11,318
9/30/2017	$11,260	$10,652	$11,461
10/31/2017	$11,377	$10,638	$11,549
12/31/2017	$11,476	$10,687	$11,640
1/31/2018	$11,701	$10,564	$11,771
2/28/2018	$11,350	$10,464	$11,535
3/31/2018	$11,368	$10,531	$11,506
4/30/2018	$11,305	$10,452	$11,481
5/31/2018	$11,395	$10,527	$11,589
6/30/2018	$11,395	$10,514	$11,578
7/31/2018	$11,485	$10,516	$11,705
8/31/2018	$11,599	$10,584	$11,832
9/30/2018	$11,562	$10,516	$11,793
10/31/2018	$11,174	$10,433	$11,418
11/30/2018	$11,276	$10,495	$11,529
12/31/2018	$11,064	$10,688	$11,347
1/31/2019	$11,350	$10,801	$11,755
2/28/2019	$11,415	$10,795	$11,877
3/31/2019	$11,618	$11,002	$12,077
4/30/2019	$11,701	$11,005	$12,230
5/31/2019	$11,664	$11,201	$12,110
6/30/2019	$11,959	$11,341	$12,493
7/31/2019	$11,978	$11,366	$12,544
8/31/2019	$12,154	$11,661	$12,654
9/30/2019	$12,154	$11,599	$12,700
10/31/2019	$12,234	$11,634	$12,838
11/30/2019	$12,323	$11,628	$12,968
12/31/2019	$12,412	$11,620	$13,112
1/31/2020	$12,551	$11,843	$13,235
2/29/2020	$12,442	$12,056	$13,013
3/31/2020	$11,847	$11,985	$12,325
4/30/2020	$12,164	$12,198	$12,972
5/31/2020	$12,313	$12,255	$13,233
6/30/2020	$12,422	$12,332	$13,426
7/31/2020	$12,660	$12,517	$13,806
8/31/2020	$12,706	$12,416	$14,044
9/30/2020	$12,615	$12,409	$13,880
10/31/2020	$12,493	$12,353	$13,738
11/30/2020	$12,900	$12,475	$14,428
12/31/2020	$13,022	$12,492	$14,684
1/31/2021	$12,941	$12,402	$14,604
2/28/2021	$12,859	$12,223	$14,611
3/31/2021	$12,839	$12,071	$14,645
4/30/2021	$13,032	$12,166	$14,955
5/31/2021	$13,093	$12,206	$15,051
6/30/2021	$13,205	$12,291	$15,208
7/31/2021	$13,348	$12,429	$15,364
8/31/2021	$13,402	$12,405	$15,485
9/30/2021	$13,161	$12,298	$15,174
10/31/2021	$13,339	$12,294	$15,462
11/30/2021	$13,287	$12,331	$15,369
12/31/2021	$13,381	$12,299	$15,556
1/31/2022	$12,983	$12,034	$15,052
2/28/2022	$12,815	$11,900	$14,819
3/31/2022	$12,563	$11,569	$14,676
4/30/2022	$12,018	$11,130	$13,893
5/31/2022	$12,092	$11,202	$13,956
6/30/2022	$11,766	$11,026	$13,402
7/31/2022	$12,071	$11,296	$13,978
8/31/2022	$11,788	$10,977	$13,545
9/30/2022	$11,333	$10,502	$12,715
10/31/2022	$11,376	$10,366	$12,907
11/30/2022	$11,939	$10,748	$13,539
12/31/2022	$11,799	$10,699	$13,290
1/31/2023	$12,297	$11,028	$13,897
2/28/2023	$11,961	$10,743	$13,534
3/31/2023	$12,286	$11,016	$13,883
4/30/2023	$12,394	$11,083	$13,997
5/31/2023	$12,254	$10,962	$13,864
6/30/2023	$12,492	$10,923	$14,133
7/31/2023	$12,655	$10,915	$14,312
8/31/2023	$12,469	$10,846	$14,119
9/30/2023	$12,052	$10,570	$13,672
10/31/2023	$11,797	$10,403	$13,384
11/30/2023	$12,515	$10,874	$14,213
12/31/2023	$13,048	$11,291	$14,828
1/31/2024	$13,025	$11,260	$14,827
2/29/2024	$13,129	$11,100	$14,928
3/31/2024	$13,350	$11,203	$15,186
4/30/2024	$12,956	$10,920	$14,745
5/31/2024	$13,315	$11,105	$15,128
6/30/2024	$13,489	$11,210	$15,338
7/31/2024	$13,778	$11,472	$15,677
8/31/2024	$14,020	$11,637	$15,952
9/30/2024	$14,243	$11,793	$16,218
10/31/2024	$13,909	$11,500	$15,848
11/30/2024	$14,231	$11,622	$16,206
12/31/2024	$13,922	$11,432	$15,879

Average Annual Total Returns

IXFV2	1 Year	5 Years	10 Years
Service Class	6.69%	2.32%	3.36%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	1.25%	(0.33%)	1.35%
Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Blended BenchmarkFootnote Reference(b)	7.09%	3.90%	4.73%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Goldman Sachs Managed Risk – Conservative ETF VP Blended Benchmark consists of 65% Bloomberg US Aggregate Bond Index, 25% MSCI U.S. Broad Market Index, and 10% MSCI All Country World ex-U.S. Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$413,213,398
Number of Portfolio Holdings	15
Portfolio Turnover Rate	12%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,377,390

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	64.2%
U.S. Equity Funds	25.8
International Equity Funds	9.6
Other Investment Company	5.2
Repurchase Agreements	0.5
Net Other Assets (Liabilities)Footnote Reference^	(5.3)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	18.0%
Schwab U.S. Aggregate Bond ETF	17.9
Vanguard Total Bond Market ETF	17.9
Vanguard Intermediate-Term Corporate Bond ETF	10.4
iShares Core S&P 500 ETF	8.1
SPDR S&P 500 ETF Trust	7.8
Vanguard S&P 500 ETF	7.8
iShares Core MSCI Emerging Markets ETF	3.1
iShares MSCI EAFE ETF	2.1
Vanguard FTSE Developed Markets ETF	2.1

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Service Class

Annual Shareholder Report

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Goldman Sachs Managed Risk - Growth ETF VP (the "Portfolio") seeks capital appreciation as a primary objective and income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$35	0.33%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Overall, 2024 was another year of materially positive risk asset performance leading to the S&P 500® Index’s outperformance against other markets. By and large, growth sensitive assets did well as the global economy remained resilient, avoiding recession despite elevated risks over the year. In bonds, yields rose keeping fixed income returns relatively muted, though bond funds’ total returns were generally still positive.

The Portfolio is a multi-asset fund-of-funds which seeks to achieve capital appreciation as a primary objective and income as a secondary objective by investing its assets primarily in a combination of underlying third-party exchange traded funds. The Portfolio employs a managed risk strategy which seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

The Portfolio operated at full equity risk for the year as volatility of the total Portfolio remained below its volatility cap. This was driven by a combination of relatively low realized volatility of equities and, later in the year, the return of the diversification benefit of fixed income relative to equity. For example, in mid-April despite a rise in geopolitical tensions, Portfolio volatility remained below the target for de-risking as equity and fixed income realized volatility remained relatively lower. Equity volatility increased in August and September, but this was coupled with correlation between equity and fixed income turning negative, leading to increased diversification benefits at the total Portfolio level. The managed risk signal looks at total Portfolio volatility, and this design allowed the Portfolio to stay invested in equity markets and capture overall positive performance through this period.

Performance over the Portfolio’s fiscal year was positive with a modestly overweight position in equities adding to returns. Both equities and fixed income were broadly positive, with Portfolio performance being driven by S&P 500® ETFs in the overall equity rally in 2024. An explicit allocation to investment grade corporate bonds was helpful as corporate bonds outperformed broader U.S. aggregate fixed income.

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI US Broad Market Index	Transamerica Goldman Sachs Managed Risk - Growth ETF VP Blended Benchmark
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,972	$9,724	$9,910
2/28/2015	$10,231	$10,290	$10,307
3/31/2015	$10,138	$10,184	$10,229
4/30/2015	$10,221	$10,234	$10,367
5/31/2015	$10,240	$10,377	$10,405
6/30/2015	$10,046	$10,201	$10,220
7/31/2015	$10,148	$10,369	$10,319
8/31/2015	$9,601	$9,746	$9,814
9/30/2015	$9,426	$9,461	$9,579
10/31/2015	$9,848	$10,207	$10,137
11/30/2015	$9,848	$10,265	$10,114
12/31/2015	$9,683	$10,057	$9,960
1/31/2016	$9,282	$9,483	$9,542
2/29/2016	$9,261	$9,480	$9,530
3/31/2016	$9,652	$10,148	$10,083
4/30/2016	$9,724	$10,209	$10,187
5/31/2016	$9,796	$10,396	$10,249
6/30/2016	$9,745	$10,415	$10,270
7/31/2016	$10,002	$10,832	$10,619
8/31/2016	$10,017	$10,860	$10,644
9/30/2016	$10,038	$10,882	$10,684
10/31/2016	$9,881	$10,645	$10,510
11/30/2016	$10,007	$11,116	$10,633
12/31/2016	$10,164	$11,330	$10,811
1/31/2017	$10,374	$11,552	$11,011
2/28/2017	$10,625	$11,981	$11,286
3/31/2017	$10,699	$11,992	$11,357
4/30/2017	$10,824	$12,119	$11,498
5/31/2017	$10,981	$12,243	$11,668
6/30/2017	$11,044	$12,354	$11,726
7/31/2017	$11,264	$12,586	$11,949
8/31/2017	$11,294	$12,607	$12,000
9/30/2017	$11,700	$13,194	$12,383
10/31/2017	$11,924	$13,595	$12,602
12/31/2017	$12,073	$13,733	$12,751
1/31/2018	$12,586	$14,461	$13,226
2/28/2018	$12,052	$13,926	$12,799
3/31/2018	$11,881	$13,649	$12,637
4/30/2018	$11,892	$13,701	$12,688
5/31/2018	$12,031	$14,090	$12,831
6/30/2018	$12,020	$14,187	$12,816
7/31/2018	$12,308	$14,662	$13,114
8/31/2018	$12,491	$15,169	$13,309
9/30/2018	$12,491	$15,190	$13,313
10/31/2018	$11,697	$14,068	$12,526
11/30/2018	$11,827	$14,345	$12,700
12/31/2018	$11,230	$13,008	$12,012
1/31/2019	$11,751	$14,133	$12,790
2/28/2019	$11,969	$14,632	$13,080
3/31/2019	$12,121	$14,846	$13,263
4/30/2019	$12,469	$15,432	$13,617
5/31/2019	$11,882	$14,434	$13,058
6/30/2019	$12,534	$15,445	$13,752
7/31/2019	$12,578	$15,679	$13,832
8/31/2019	$12,399	$15,360	$13,681
9/30/2019	$12,557	$15,632	$13,873
10/31/2019	$12,801	$15,965	$14,152
11/30/2019	$13,105	$16,570	$14,459
12/31/2019	$13,446	$17,049	$14,819
1/31/2020	$13,373	$17,023	$14,785
2/29/2020	$12,594	$15,621	$13,949
3/31/2020	$11,693	$13,459	$12,462
4/30/2020	$12,168	$15,249	$13,599
5/31/2020	$12,423	$16,071	$14,109
6/30/2020	$12,460	$16,457	$14,453
7/31/2020	$12,777	$17,396	$15,081
8/31/2020	$13,246	$18,654	$15,771
9/30/2020	$12,952	$17,975	$15,389
10/31/2020	$12,708	$17,601	$15,129
11/30/2020	$13,593	$19,740	$16,592
12/31/2020	$14,054	$20,633	$17,198
1/31/2021	$14,003	$20,553	$17,141
2/28/2021	$14,285	$21,198	$17,439
3/31/2021	$14,516	$21,956	$17,768
4/30/2021	$14,990	$23,100	$18,408
5/31/2021	$15,144	$23,202	$18,600
6/30/2021	$15,337	$23,804	$18,856
7/31/2021	$15,478	$24,234	$19,020
8/31/2021	$15,771	$24,931	$19,380
9/30/2021	$15,213	$23,808	$18,744
10/31/2021	$15,880	$25,401	$19,498
11/30/2021	$15,594	$25,049	$19,171
12/31/2021	$16,056	$26,019	$19,728
1/31/2022	$15,322	$24,484	$18,850
2/28/2022	$14,942	$23,870	$18,467
3/31/2022	$15,037	$24,651	$18,663
4/30/2022	$14,126	$22,437	$17,347
5/31/2022	$14,153	$22,394	$17,391
6/30/2022	$13,555	$20,515	$16,222
7/31/2022	$14,153	$22,457	$17,248
8/31/2022	$13,758	$21,613	$16,662
9/30/2022	$13,037	$19,601	$15,295
10/31/2022	$13,419	$21,211	$16,004
11/30/2022	$14,155	$22,332	$17,026
12/31/2022	$13,758	$21,015	$16,458
1/31/2023	$14,670	$22,490	$17,492
2/28/2023	$14,228	$21,969	$17,028
3/31/2023	$14,611	$22,560	$17,474
4/30/2023	$14,788	$22,783	$17,663
5/31/2023	$14,626	$22,881	$17,511
6/30/2023	$15,288	$24,455	$18,304
7/31/2023	$15,729	$25,337	$18,817
8/31/2023	$15,355	$24,846	$18,403
9/30/2023	$14,725	$23,652	$17,694
10/31/2023	$14,326	$23,015	$17,209
11/30/2023	$15,478	$25,179	$18,602
12/31/2023	$16,245	$26,524	$19,513
1/31/2024	$16,230	$26,807	$19,564
2/29/2024	$16,767	$28,248	$20,157
3/31/2024	$17,243	$29,163	$20,692
4/30/2024	$16,645	$27,891	$20,010
5/31/2024	$17,320	$29,222	$20,730
6/30/2024	$17,612	$30,132	$21,112
7/31/2024	$17,980	$30,682	$21,549
8/31/2024	$18,346	$31,340	$22,009
9/30/2024	$18,695	$31,993	$22,460
10/31/2024	$18,299	$31,764	$21,986
11/30/2024	$18,933	$33,868	$22,757
12/31/2024	$18,441	$32,841	$22,205

Average Annual Total Returns

IBD01	1 Year	5 Years	10 Years
Initial Class	13.52%	6.52%	6.31%
MSCI US Broad Market IndexFootnote Reference(a)	23.81%	14.01%	12.63%
Transamerica Goldman Sachs Managed Risk - Growth ETF VP Blended BenchmarkFootnote Reference(b)	13.79%	8.42%	8.30%
Footnote	Description
Footnote(a)	MSCI US Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Goldman Sachs Managed Risk – Growth ETF VP Blended Benchmark consists of 52% MSCI U.S. Broad Market Index, 25% Bloomberg US Aggregate Bond Index, and 23% MSCI All Country World ex-U.S. Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,825,204,405
Number of Portfolio Holdings	14
Portfolio Turnover Rate	13%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,818,512

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	54.6%
International Equity Funds	23.6
U.S. Fixed Income Funds	21.3
Other Investment Company	3.9
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(4.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Initial Class

Top Holdings (Percentage of Net Assets)

Vanguard S&P 500 ETF	19.6%
iShares Core S&P 500 ETF	18.2
SPDR S&P 500 ETF Trust	10.8
Vanguard Total Bond Market ETF	7.6
iShares Core U.S. Aggregate Bond ETF	7.6
iShares Core MSCI Emerging Markets ETF	6.8
Vanguard Intermediate-Term Corporate Bond ETF	6.1
iShares Core MSCI EAFE ETF	5.5
iShares MSCI EAFE ETF	5.4
Vanguard FTSE Developed Markets ETF	5.2

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Initial Class

Annual Shareholder Report

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Goldman Sachs Managed Risk - Growth ETF VP (the "Portfolio") seeks capital appreciation as a primary objective and income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$62	0.58%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

Overall, 2024 was another year of materially positive risk asset performance leading to the S&P 500® Index’s outperformance against other markets. By and large, growth sensitive assets did well as the global economy remained resilient, avoiding recession despite elevated risks over the year. In bonds, yields rose keeping fixed income returns relatively muted, though bond funds’ total returns were generally still positive.

The Portfolio is a multi-asset fund-of-funds which seeks to achieve capital appreciation as a primary objective and income as a secondary objective by investing its assets primarily in a combination of underlying third-party exchange traded funds. The Portfolio employs a managed risk strategy which seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

The Portfolio operated at full equity risk for the year as volatility of the total Portfolio remained below its volatility cap. This was driven by a combination of relatively low realized volatility of equities and, later in the year, the return of the diversification benefit of fixed income relative to equity. For example, in mid-April despite a rise in geopolitical tensions, Portfolio volatility remained below the target for de-risking as equity and fixed income realized volatility remained relatively lower. Equity volatility increased in August and September, but this was coupled with correlation between equity and fixed income turning negative, leading to increased diversification benefits at the total Portfolio level. The managed risk signal looks at total Portfolio volatility, and this design allowed the Portfolio to stay invested in equity markets and capture overall positive performance through this period.

Performance over the Portfolio’s fiscal year was positive with a modestly overweight position in equities adding to returns. Both equities and fixed income were broadly positive, with Portfolio performance being driven by S&P 500® ETFs in the overall equity rally in 2024. An explicit allocation to investment grade corporate bonds was helpful as corporate bonds outperformed broader U.S. aggregate fixed income.

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI US Broad Market Index	Transamerica Goldman Sachs Managed Risk - Growth ETF VP Blended Benchmark
12/31/2014	$10,000	$10,000	$10,000
1/31/2015	$9,963	$9,724	$9,910
2/28/2015	$10,224	$10,290	$10,307
3/31/2015	$10,131	$10,184	$10,229
4/30/2015	$10,215	$10,234	$10,367
5/31/2015	$10,215	$10,377	$10,405
6/30/2015	$10,019	$10,201	$10,220
7/31/2015	$10,121	$10,369	$10,319
8/31/2015	$9,565	$9,746	$9,814
9/30/2015	$9,399	$9,461	$9,579
10/31/2015	$9,815	$10,207	$10,137
11/30/2015	$9,805	$10,265	$10,114
12/31/2015	$9,649	$10,057	$9,960
1/31/2016	$9,243	$9,483	$9,542
2/29/2016	$9,222	$9,480	$9,530
3/31/2016	$9,607	$10,148	$10,083
4/30/2016	$9,680	$10,209	$10,187
5/31/2016	$9,742	$10,396	$10,249
6/30/2016	$9,701	$10,415	$10,270
7/31/2016	$9,950	$10,832	$10,619
8/31/2016	$9,962	$10,860	$10,644
9/30/2016	$9,983	$10,882	$10,684
10/31/2016	$9,824	$10,645	$10,510
11/30/2016	$9,951	$11,116	$10,633
12/31/2016	$10,099	$11,330	$10,811
1/31/2017	$10,300	$11,552	$11,011
2/28/2017	$10,554	$11,981	$11,286
3/31/2017	$10,628	$11,992	$11,357
4/30/2017	$10,755	$12,119	$11,498
5/31/2017	$10,903	$12,243	$11,668
6/30/2017	$10,966	$12,354	$11,726
7/31/2017	$11,178	$12,586	$11,949
8/31/2017	$11,201	$12,607	$12,000
9/30/2017	$11,610	$13,194	$12,383
10/31/2017	$11,825	$13,595	$12,602
12/31/2017	$11,964	$13,733	$12,751
1/31/2018	$12,470	$14,461	$13,226
2/28/2018	$11,943	$13,926	$12,799
3/31/2018	$11,771	$13,649	$12,637
4/30/2018	$11,782	$13,701	$12,688
5/31/2018	$11,911	$14,090	$12,831
6/30/2018	$11,900	$14,187	$12,816
7/31/2018	$12,179	$14,662	$13,114
8/31/2018	$12,353	$15,169	$13,309
9/30/2018	$12,364	$15,190	$13,313
10/31/2018	$11,578	$14,068	$12,526
11/30/2018	$11,698	$14,345	$12,700
12/31/2018	$11,108	$13,008	$12,012
1/31/2019	$11,621	$14,133	$12,790
2/28/2019	$11,829	$14,632	$13,080
3/31/2019	$11,982	$14,846	$13,263
4/30/2019	$12,320	$15,432	$13,617
5/31/2019	$11,742	$14,434	$13,058
6/30/2019	$12,375	$15,445	$13,752
7/31/2019	$12,419	$15,679	$13,832
8/31/2019	$12,237	$15,360	$13,681
9/30/2019	$12,384	$15,632	$13,873
10/31/2019	$12,628	$15,965	$14,152
11/30/2019	$12,922	$16,570	$14,459
12/31/2019	$13,264	$17,049	$14,819
1/31/2020	$13,178	$17,023	$14,785
2/29/2020	$12,421	$15,621	$13,949
3/31/2020	$11,528	$13,459	$12,462
4/30/2020	$11,993	$15,249	$13,599
5/31/2020	$12,237	$16,071	$14,109
6/30/2020	$12,274	$16,457	$14,453
7/31/2020	$12,592	$17,396	$15,081
8/31/2020	$13,040	$18,654	$15,771
9/30/2020	$12,757	$17,975	$15,389
10/31/2020	$12,500	$17,601	$15,129
11/30/2020	$13,387	$19,740	$16,592
12/31/2020	$13,823	$20,633	$17,198
1/31/2021	$13,785	$20,553	$17,141
2/28/2021	$14,042	$21,198	$17,439
3/31/2021	$14,273	$21,956	$17,768
4/30/2021	$14,735	$23,100	$18,408
5/31/2021	$14,877	$23,202	$18,600
6/30/2021	$15,069	$23,804	$18,856
7/31/2021	$15,211	$24,234	$19,020
8/31/2021	$15,493	$24,931	$19,380
9/30/2021	$14,935	$23,808	$18,744
10/31/2021	$15,588	$25,401	$19,498
11/30/2021	$15,302	$25,049	$19,171
12/31/2021	$15,765	$26,019	$19,728
1/31/2022	$15,030	$24,484	$18,850
2/28/2022	$14,663	$23,870	$18,467
3/31/2022	$14,745	$24,651	$18,663
4/30/2022	$13,847	$22,437	$17,347
5/31/2022	$13,888	$22,394	$17,391
6/30/2022	$13,289	$20,515	$16,222
7/31/2022	$13,874	$22,457	$17,248
8/31/2022	$13,476	$21,613	$16,662
9/30/2022	$12,770	$19,601	$15,295
10/31/2022	$13,138	$21,211	$16,004
11/30/2022	$13,858	$22,332	$17,026
12/31/2022	$13,476	$21,015	$16,458
1/31/2023	$14,358	$22,490	$17,492
2/28/2023	$13,931	$21,969	$17,028
3/31/2023	$14,284	$22,560	$17,474
4/30/2023	$14,460	$22,783	$17,663
5/31/2023	$14,299	$22,881	$17,511
6/30/2023	$14,945	$24,455	$18,304
7/31/2023	$15,372	$25,337	$18,817
8/31/2023	$15,001	$24,846	$18,403
9/30/2023	$14,389	$23,652	$17,694
10/31/2023	$14,006	$23,015	$17,209
11/30/2023	$15,108	$25,179	$18,602
12/31/2023	$15,858	$26,524	$19,513
1/31/2024	$15,858	$26,807	$19,564
2/29/2024	$16,363	$28,248	$20,157
3/31/2024	$16,838	$29,163	$20,692
4/30/2024	$16,241	$27,891	$20,010
5/31/2024	$16,899	$29,222	$20,730
6/30/2024	$17,175	$30,132	$21,112
7/31/2024	$17,527	$30,682	$21,549
8/31/2024	$17,877	$31,340	$22,009
9/30/2024	$18,224	$31,993	$22,460
10/31/2024	$17,829	$31,764	$21,986
11/30/2024	$18,445	$33,868	$22,757
12/31/2024	$17,956	$32,841	$22,205

Average Annual Total Returns

IBD02	1 Year	5 Years	10 Years
Service Class	13.23%	6.24%	6.03%
MSCI US Broad Market IndexFootnote Reference(a)	23.81%	14.01%	12.63%
Transamerica Goldman Sachs Managed Risk - Growth ETF VP Blended BenchmarkFootnote Reference(b)	13.79%	8.42%	8.30%
Footnote	Description
Footnote(a)	MSCI US Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Goldman Sachs Managed Risk – Growth ETF VP Blended Benchmark consists of 52% MSCI U.S. Broad Market Index, 25% Bloomberg US Aggregate Bond Index, and 23% MSCI All Country World ex-U.S. Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,825,204,405
Number of Portfolio Holdings	14
Portfolio Turnover Rate	13%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,818,512

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	54.6%
International Equity Funds	23.6
U.S. Fixed Income Funds	21.3
Other Investment Company	3.9
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(4.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Service Class

Top Holdings (Percentage of Net Assets)

Vanguard S&P 500 ETF	19.6%
iShares Core S&P 500 ETF	18.2
SPDR S&P 500 ETF Trust	10.8
Vanguard Total Bond Market ETF	7.6
iShares Core U.S. Aggregate Bond ETF	7.6
iShares Core MSCI Emerging Markets ETF	6.8
Vanguard Intermediate-Term Corporate Bond ETF	6.1
iShares Core MSCI EAFE ETF	5.5
iShares MSCI EAFE ETF	5.4
Vanguard FTSE Developed Markets ETF	5.2

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Service Class

Annual Shareholder Report

Transamerica Great Lakes Advisors Large Cap Value VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica Great Lakes Advisors Large Cap Value VP (the "Portfolio") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$102	0.94%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2024, the Portfolio outperformed the Russell 1000® Value Index (“Index”), a benchmark of the Portfolio. Large capitalization U.S. value stocks, as measured by the Index returned 14.37% and underperformed broader U.S. large capitalization stocks and U.S. growth stocks, as measured by the Russell 1000® Index and the Russell 1000® Growth Index, which returned 24.51% and 33.36%, respectively.

Stock selection drove the Index’s relative outperformance, offset by sector allocation, which detracted from relative performance. Stock selection in the technology, healthcare, and consumer services sectors contributed most to Index’s relative performance, while stock selection in energy, real estate and utilities detracted the most from relative performance. The Portfolio’s overweight to the health care sector, which lagged the Index, and underweight to the financials sector, which outperformed the Index, detracted most from relative performance on an allocation basis. This was partially offset by a positive allocation impacts from the Portfolio’s overweight to the manufacturing sector, which outperformed the Index, and the underweight to the consumer staples sector, which lagged the Index.

At the stock level, the largest contributors to the Portfolio’s performance were the Portfolio’s overweights to Broadcom, Inc., Meta Platforms, Inc., Class A, and Boston Scientific Corp., which materially outperformed the Index and the underweight position to Index component Intel Corporation, which lagged. The largest detractors from performance were the Portfolio’s overweights to Schlumberger NV, Merck & Co., Inc., and American Tower Corp. which underperformed the Index, and the Portfolio’s underweight to Walmart Inc. which outperformed the Index over the period.

Transamerica Great Lakes Advisors Large Cap Value VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Russell 1000® Value Index
9/29/2017	$10,000	$10,000	$10,000
10/31/2017	$9,960	$10,254	$10,093
11/30/2017	$10,120	$10,565	$10,403
12/31/2017	$10,210	$10,671	$10,554
1/31/2018	$10,600	$11,233	$10,962
2/28/2018	$10,120	$10,819	$10,439
3/31/2018	$9,860	$10,602	$10,255
4/30/2018	$10,060	$10,642	$10,289
5/31/2018	$10,300	$10,943	$10,350
6/30/2018	$10,270	$11,014	$10,376
7/31/2018	$10,630	$11,380	$10,787
8/31/2018	$10,765	$11,779	$10,946
9/30/2018	$10,776	$11,799	$10,968
10/31/2018	$9,958	$10,930	$10,400
11/30/2018	$10,079	$11,149	$10,710
12/31/2018	$9,101	$10,111	$9,682
1/31/2019	$10,019	$10,979	$10,435
2/28/2019	$10,261	$11,365	$10,769
3/31/2019	$10,281	$11,531	$10,837
4/30/2019	$10,675	$11,992	$11,222
5/31/2019	$9,615	$11,216	$10,500
6/30/2019	$10,301	$12,003	$11,254
7/31/2019	$10,402	$12,182	$11,347
8/31/2019	$9,704	$11,934	$11,014
9/30/2019	$10,242	$12,143	$11,406
10/31/2019	$10,191	$12,404	$11,566
11/30/2019	$10,343	$12,876	$11,923
12/31/2019	$10,648	$13,248	$12,251
1/31/2020	$10,242	$13,233	$11,988
2/29/2020	$9,145	$12,150	$10,827
3/31/2020	$7,166	$10,479	$8,977
4/30/2020	$8,120	$11,867	$9,986
5/31/2020	$8,567	$12,501	$10,328
6/30/2020	$8,597	$12,787	$10,259
7/31/2020	$8,739	$13,513	$10,665
8/31/2020	$9,101	$14,492	$11,106
9/30/2020	$8,851	$13,965	$10,833
10/31/2020	$8,725	$13,663	$10,691
11/30/2020	$10,145	$15,325	$12,129
12/31/2020	$10,583	$16,015	$12,594
1/31/2021	$10,594	$15,944	$12,479
2/28/2021	$11,209	$16,442	$13,233
3/31/2021	$11,971	$17,031	$14,011
4/30/2021	$12,504	$17,909	$14,572
5/31/2021	$12,764	$17,991	$14,912
6/30/2021	$12,681	$18,435	$14,741
7/31/2021	$12,838	$18,746	$14,859
8/31/2021	$13,040	$19,281	$15,154
9/30/2021	$12,652	$18,416	$14,626
10/31/2021	$13,591	$19,661	$15,369
11/30/2021	$13,062	$19,362	$14,827
12/31/2021	$13,818	$20,124	$15,763
1/31/2022	$13,559	$18,940	$15,395
2/28/2022	$13,321	$18,463	$15,217
3/31/2022	$13,731	$19,062	$15,646
4/30/2022	$12,814	$17,352	$14,764
5/31/2022	$13,040	$17,328	$15,051
6/30/2022	$11,961	$15,879	$13,736
7/31/2022	$12,738	$17,368	$14,647
8/31/2022	$12,484	$16,720	$14,210
9/30/2022	$11,452	$15,170	$12,964
10/31/2022	$12,685	$16,414	$14,293
11/30/2022	$13,381	$17,270	$15,187
12/31/2022	$12,798	$16,259	$14,575
1/31/2023	$13,370	$17,379	$15,330
2/28/2023	$12,932	$16,973	$14,789
3/31/2023	$12,842	$17,427	$14,721
4/30/2023	$13,145	$17,612	$14,943
5/31/2023	$12,697	$17,681	$14,367
6/30/2023	$13,471	$18,888	$15,321
7/31/2023	$13,908	$19,565	$15,860
8/31/2023	$13,590	$19,188	$15,432
9/30/2023	$13,127	$18,274	$14,836
10/31/2023	$12,699	$17,789	$14,313
11/30/2023	$13,649	$19,448	$15,393
12/31/2023	$14,433	$20,480	$16,245
1/31/2024	$14,647	$20,707	$16,262
2/29/2024	$15,348	$21,827	$16,862
3/31/2024	$16,215	$22,531	$17,705
4/30/2024	$15,621	$21,540	$16,949
5/31/2024	$15,978	$22,558	$17,486
6/30/2024	$15,978	$23,256	$17,321
7/31/2024	$16,548	$23,688	$18,207
8/31/2024	$16,936	$24,204	$18,695
9/30/2024	$17,136	$24,705	$18,955
10/31/2024	$17,086	$24,523	$18,746
11/30/2024	$17,912	$26,155	$19,943
12/31/2024	$16,861	$25,355	$18,579

Average Annual Total Returns

I3DA2	1 Year	5 Years	Since Inception 9/29/17
Service Class	16.82%	9.63%	7.46%
Russell 3000®IndexFootnote Reference(a)	23.81%	13.86%	13.68%
Russell 1000® Value IndexFootnote Reference(b)	14.37%	8.68%	8.91%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$69,128,654
Number of Portfolio Holdings	46
Portfolio Turnover Rate	18%
Total Advisory Fees Paid (net of waivers and reimbursements)	$392,778

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	20.8%
Health Care	18.0
Industrials	15.3
Communication Services	8.9
Information Technology	7.3
Energy	7.1
Consumer Staples	6.1
Materials	5.2
Consumer Discretionary	3.9
Real Estate	3.3
Utilities	2.4
Repurchase Agreements	1.7
Net Other Assets (Liabilities)Footnote Reference^	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Great Lakes Advisors Large Cap Value VP

Service Class

Top Holdings (Percentage of Net Assets)

JPMorgan Chase & Co.	4.7%
Wells Fargo & Co.	3.5
Exxon Mobil Corp.	3.5
Blackrock, Inc.	3.4
Parker-Hannifin Corp.	2.8
Hartford Financial Services Group, Inc.	2.8
Boston Scientific Corp.	2.7
AbbVie, Inc.	2.7
UnitedHealth Group, Inc.	2.7
RTX Corp.	2.6

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Great Lakes Advisors Large Cap Value VP

Service Class

Annual Shareholder Report

Transamerica International Focus VP

Initial Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica International Focus VP (the "Portfolio") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$86	0.86%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended December 31, 2024.  Epoch Investment Partners Inc. sub-advised the Portfolio from January 1, 2024 through October 25, 2024 at which time Sands Capital LLC assumed interim sub-advisory responsibilities of the Portfolio.  Sands was subsequently approved to continue as the Portfolio’s sub-adviser.

During the period from January 1, 2024 to October 25, 2024, holdings in the financial and health care sectors detracted from relative performance. Regionally, Japan and Developed Europe ex-UK were the chief detractors. Individual detractors included Samsung Electronics Co., Ltd. (“Samsung”) and no exposure to SAP SE, which benefited from moving its large install base of enterprise resource planning customers to the cloud. Samsung faced headwinds across business lines including muted non-artificial intelligence memory demand, uncertainty in leading edge foundry and memory, and potentially higher capital expenditures.

Regionally, Developed Pacific ex-Japan contributed. National Australia Bank and DBS Group Holdings Ltd. led in the region, as did the Portfolio’s non-ownership of BHP Group Ltd. At the sector level, industrials and materials contributed. Taiwan Semiconductor Manufacturing Co. Ltd., ADR (“TSMC”) and Erste Group Bank AG (“Erste”) were top contributors. TSMC beat earnings expectations and raised guidance. Erste reported higher revenues and profits and raised guidance. Prysmian SpA was also a strong contributor.

During the period from the close of business on October 25, 2024 to December 31, 2024, sector allocation and currency drove performance with the Portfolio benefiting from an underweight to health care as well an overweight to businesses listed in stronger currencies, as non-U.S. currencies weakened. Security selection and allocation within regions also aided performance, while security selection within sectors detracted. Overall, from a regional perspective, U.S./Canada, consisting primarily of Canadian businesses, was the top contributor to performance and Developed Asia was the top detractor. From a sector perspective, information technology was the top contributor and consumer discretionary was the top detractor. The top five absolute contributors to performance were Shopify, Inc., Class A, Liberty Media Corp. – Liberty Formula One, Class C, Pan Pacific International Holdings Corp., Ajinomoto Co., Inc., and Alimentation Couche-Tard, Inc. The top five absolute detractors were Evolution AB, CTS Eventim AG & Co. KGaA, Sika AG, Ferrari NV, and Linde PLC.

Transamerica International Focus VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI EAFE Index
12/31/2014	$10,000	$10,000
1/31/2015	$10,122	$10,050
2/28/2015	$10,733	$10,652
3/31/2015	$10,623	$10,500
4/30/2015	$11,038	$10,937
5/31/2015	$11,038	$10,893
6/30/2015	$10,720	$10,588
7/31/2015	$10,904	$10,808
8/31/2015	$10,082	$10,014
9/30/2015	$9,722	$9,509
10/31/2015	$10,368	$10,253
11/30/2015	$10,219	$10,095
12/31/2015	$10,008	$9,961
1/31/2016	$9,387	$9,241
2/29/2016	$9,213	$9,075
3/31/2016	$9,747	$9,674
4/30/2016	$9,896	$9,964
5/31/2016	$9,846	$9,886
6/30/2016	$9,598	$9,558
7/31/2016	$10,008	$10,044
8/31/2016	$10,104	$10,052
9/30/2016	$10,181	$10,180
10/31/2016	$9,977	$9,973
11/30/2016	$9,736	$9,775
12/31/2016	$10,016	$10,111
1/31/2017	$10,358	$10,405
2/28/2017	$10,434	$10,556
3/31/2017	$10,790	$10,858
4/30/2017	$11,209	$11,143
5/31/2017	$11,767	$11,567
6/30/2017	$11,780	$11,550
7/31/2017	$12,047	$11,883
8/31/2017	$12,011	$11,881
9/30/2017	$12,487	$12,367
10/31/2017	$12,564	$12,498
12/31/2017	$12,744	$12,701
1/31/2018	$13,310	$13,339
2/28/2018	$12,693	$12,739
3/31/2018	$12,538	$12,522
4/30/2018	$12,783	$12,821
5/31/2018	$12,384	$12,551
6/30/2018	$12,114	$12,401
7/31/2018	$12,243	$12,707
8/31/2018	$12,111	$12,463
9/30/2018	$12,216	$12,577
10/31/2018	$11,090	$11,577
11/30/2018	$10,998	$11,564
12/31/2018	$10,488	$11,005
1/31/2019	$11,221	$11,730
2/28/2019	$11,588	$12,030
3/31/2019	$11,771	$12,119
4/30/2019	$12,177	$12,472
5/31/2019	$11,457	$11,891
6/30/2019	$12,177	$12,600
7/31/2019	$12,085	$12,441
8/31/2019	$11,846	$12,121
9/30/2019	$12,216	$12,474
10/31/2019	$12,779	$12,923
11/30/2019	$12,779	$13,071
12/31/2019	$13,391	$13,498
1/31/2020	$13,246	$13,217
2/29/2020	$12,409	$12,024
3/31/2020	$10,397	$10,432
4/30/2020	$11,283	$11,114
5/31/2020	$12,103	$11,605
6/30/2020	$12,715	$12,004
7/31/2020	$13,504	$12,287
8/31/2020	$13,952	$12,920
9/30/2020	$13,738	$12,590
10/31/2020	$13,376	$12,089
11/30/2020	$15,334	$13,964
12/31/2020	$16,189	$14,616
1/31/2021	$16,255	$14,461
2/28/2021	$16,370	$14,787
3/31/2021	$16,551	$15,142
4/30/2021	$17,045	$15,610
5/31/2021	$17,621	$16,134
6/30/2021	$17,390	$15,957
7/31/2021	$17,325	$16,078
8/31/2021	$17,541	$16,363
9/30/2021	$17,158	$15,901
10/31/2021	$17,557	$16,296
11/30/2021	$17,041	$15,539
12/31/2021	$17,941	$16,337
1/31/2022	$17,008	$15,548
2/28/2022	$16,375	$15,275
3/31/2022	$16,191	$15,391
4/30/2022	$14,892	$14,408
5/31/2022	$15,142	$14,537
6/30/2022	$13,543	$13,191
7/31/2022	$14,326	$13,850
8/31/2022	$13,615	$13,193
9/30/2022	$12,191	$11,965
10/31/2022	$12,958	$12,610
11/30/2022	$14,728	$14,032
12/31/2022	$14,345	$14,047
1/31/2023	$15,348	$15,186
2/28/2023	$14,874	$14,871
3/31/2023	$15,221	$15,259
4/30/2023	$15,348	$15,705
5/31/2023	$14,691	$15,061
6/30/2023	$15,458	$15,751
7/31/2023	$15,932	$16,262
8/31/2023	$15,435	$15,641
9/30/2023	$14,970	$15,114
10/31/2023	$14,504	$14,502
11/30/2023	$15,398	$15,851
12/31/2023	$16,143	$16,696
1/31/2024	$15,994	$16,793
2/29/2024	$16,776	$17,103
3/31/2024	$17,409	$17,685
4/30/2024	$16,794	$17,251
5/31/2024	$17,334	$17,941
6/30/2024	$16,962	$17,655
7/31/2024	$17,297	$18,175
8/31/2024	$17,507	$18,768
9/30/2024	$17,232	$18,950
10/31/2024	$16,288	$17,922
11/30/2024	$16,543	$17,823
12/31/2024	$15,973	$17,421

Average Annual Total Returns

IBPH1	1 Year	5 Years	10 Years
Initial Class	(1.05%)	3.59%	4.79%
MSCI EAFE IndexFootnote Reference(a)	4.35%	5.24%	5.71%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$327,972,371
Number of Portfolio Holdings	34
Portfolio Turnover Rate	142%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,782,419

Transamerica International Focus VP

Initial Class

What did the Portfolio invest in?

Top Country Allocation (Percentage of Net Assets)

Canada	21.1%
Japan	14.9
United States	10.0
Netherlands	9.2
Switzerland	5.9
Germany	5.9
France	5.8
Italy	3.4
United Kingdom	3.2
India	3.1

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	21.9%
Industrials	19.6
Consumer Discretionary	19.1
Financials	8.7
Consumer Staples	8.6
Materials	7.2
Communication Services	6.5
Health Care	4.1
Repurchase Agreements	3.3
Net Other Assets (Liabilities)Footnote Reference^	1.0
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Constellation Software, Inc.	4.5%
Waste Connections, Inc.	4.3
Liberty Media Corp. - Liberty Formula One, Class C	4.0
Sika AG	3.7
Linde PLC	3.5
Keyence Corp.	3.5
Wolters Kluwer NV	3.5
Ajinomoto Co., Inc.	3.5
Safran SA	3.4
SAP SE	3.4

Transamerica International Focus VP

Initial Class

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Effective as of the close of business on October 25, 2024, Epoch Investment Partners, Inc. was terminated as the sub-adviser of the Portfolio and Sands Capital Management, LLC (“Sands Capital”) was approved as the Portfolio’s interim sub-adviser. Sands Capital was approved as the continuing sub-adviser of the Portfolio on December 12, 2024. In connection with the change to Sands Capital as interim sub-adviser, effective as of the close of business on October 25, 2024, the following occurred:

  the Portfolio's principal investment strategies were revised;

  the Portfolio's principal risks were revised to add Real Estate Securities risk; Real Estate Investment Trusts risk; and Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations risk;

  Transamerica Asset Management, Inc., the Portfolio’s investment adviser, reduced its management fee schedule for the Portfolio; and

  the Annual Fund Operating Expenses of each class of the Portfolio were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Focus VP

Initial Class

Annual Shareholder Report

Transamerica International Focus VP

Service Class

Ticker: N/A

December 31, 2024

Portfolio Overview

Transamerica International Focus VP (the "Portfolio") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$110	1.11%

This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended December 31, 2024.  Epoch Investment Partners Inc. sub-advised the Portfolio from January 1, 2024 through October 25, 2024 at which time Sands Capital LLC assumed interim sub-advisory responsibilities of the Portfolio.  Sands was subsequently approved to continue as the Portfolio’s sub-adviser.

During the period from January 1, 2024 to October 25, 2024, holdings in the financial and health care sectors detracted from relative performance. Regionally, Japan and Developed Europe ex-UK were the chief detractors. Individual detractors included Samsung Electronics Co., Ltd. (“Samsung”) and no exposure to SAP SE, which benefited from moving its large install base of enterprise resource planning customers to the cloud. Samsung faced headwinds across business lines including muted non-artificial intelligence memory demand, uncertainty in leading edge foundry and memory, and potentially higher capital expenditures.

Regionally, Developed Pacific ex-Japan contributed. National Australia Bank and DBS Group Holdings Ltd. led in the region, as did the Portfolio’s non-ownership of BHP Group Ltd. At the sector level, industrials and materials contributed. Taiwan Semiconductor Manufacturing Co. Ltd., ADR (“TSMC”) and Erste Group Bank AG (“Erste”) were top contributors. TSMC beat earnings expectations and raised guidance. Erste reported higher revenues and profits and raised guidance. Prysmian SpA was also a strong contributor.

During the period from the close of business on October 25, 2024 to December 31, 2024, sector allocation and currency drove performance with the Portfolio benefiting from an underweight to health care as well an overweight to businesses listed in stronger currencies, as non-U.S. currencies weakened. Security selection and allocation within regions also aided performance, while security selection within sectors detracted. Overall, from a regional perspective, U.S./Canada, consisting primarily of Canadian businesses, was the top contributor to performance and Developed Asia was the top detractor. From a sector perspective, information technology was the top contributor and consumer discretionary was the top detractor. The top five absolute contributors to performance were Shopify, Inc., Class A, Liberty Media Corp. – Liberty Formula One, Class C, Pan Pacific International Holdings Corp., Ajinomoto Co., Inc., and Alimentation Couche-Tard, Inc. The top five absolute detractors were Evolution AB, CTS Eventim AG & Co. KGaA, Sika AG, Ferrari NV, and Linde PLC.

Transamerica International Focus VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI EAFE Index
12/31/2014	$10,000	$10,000
1/31/2015	$10,124	$10,050
2/28/2015	$10,732	$10,652
3/31/2015	$10,620	$10,500
4/30/2015	$11,030	$10,937
5/31/2015	$11,030	$10,893
6/30/2015	$10,707	$10,588
7/31/2015	$10,893	$10,808
8/31/2015	$10,064	$10,014
9/30/2015	$9,699	$9,509
10/31/2015	$10,354	$10,253
11/30/2015	$10,190	$10,095
12/31/2015	$9,976	$9,961
1/31/2016	$9,359	$9,241
2/29/2016	$9,182	$9,075
3/31/2016	$9,724	$9,674
4/30/2016	$9,862	$9,964
5/31/2016	$9,812	$9,886
6/30/2016	$9,560	$9,558
7/31/2016	$9,976	$10,044
8/31/2016	$10,065	$10,052
9/30/2016	$10,130	$10,180
10/31/2016	$9,937	$9,973
11/30/2016	$9,692	$9,775
12/31/2016	$9,962	$10,111
1/31/2017	$10,310	$10,405
2/28/2017	$10,387	$10,556
3/31/2017	$10,734	$10,858
4/30/2017	$11,145	$11,143
5/31/2017	$11,685	$11,567
6/30/2017	$11,698	$11,550
7/31/2017	$11,968	$11,883
8/31/2017	$11,936	$11,881
9/30/2017	$12,391	$12,367
10/31/2017	$12,469	$12,498
12/31/2017	$12,651	$12,701
1/31/2018	$13,210	$13,339
2/28/2018	$12,586	$12,739
3/31/2018	$12,443	$12,522
4/30/2018	$12,677	$12,821
5/31/2018	$12,274	$12,551
6/30/2018	$12,014	$12,401
7/31/2018	$12,131	$12,707
8/31/2018	$12,004	$12,463
9/30/2018	$12,110	$12,577
10/31/2018	$10,987	$11,577
11/30/2018	$10,895	$11,564
12/31/2018	$10,380	$11,005
1/31/2019	$11,106	$11,730
2/28/2019	$11,463	$12,030
3/31/2019	$11,648	$12,119
4/30/2019	$12,044	$12,472
5/31/2019	$11,331	$11,891
6/30/2019	$12,031	$12,600
7/31/2019	$11,951	$12,441
8/31/2019	$11,713	$12,121
9/30/2019	$12,071	$12,474
10/31/2019	$12,623	$12,923
11/30/2019	$12,623	$13,071
12/31/2019	$13,224	$13,498
1/31/2020	$13,078	$13,217
2/29/2020	$12,249	$12,024
3/31/2020	$10,267	$10,432
4/30/2020	$11,145	$11,114
5/31/2020	$11,957	$11,605
6/30/2020	$12,542	$12,004
7/31/2020	$13,322	$12,287
8/31/2020	$13,758	$12,920
9/30/2020	$13,543	$12,590
10/31/2020	$13,178	$12,089
11/30/2020	$15,101	$13,964
12/31/2020	$15,946	$14,616
1/31/2021	$15,996	$14,461
2/28/2021	$16,129	$14,787
3/31/2021	$16,311	$15,142
4/30/2021	$16,792	$15,610
5/31/2021	$17,339	$16,134
6/30/2021	$17,107	$15,957
7/31/2021	$17,040	$16,078
8/31/2021	$17,239	$16,363
9/30/2021	$16,871	$15,901
10/31/2021	$17,273	$16,296
11/30/2021	$16,736	$15,539
12/31/2021	$17,641	$16,337
1/31/2022	$16,703	$15,548
2/28/2022	$16,083	$15,275
3/31/2022	$15,899	$15,391
4/30/2022	$14,626	$14,408
5/31/2022	$14,860	$14,537
6/30/2022	$13,302	$13,191
7/31/2022	$14,056	$13,850
8/31/2022	$13,346	$13,193
9/30/2022	$11,953	$11,965
10/31/2022	$12,704	$12,610
11/30/2022	$14,446	$14,032
12/31/2022	$14,061	$14,047
1/31/2023	$15,051	$15,186
2/28/2023	$14,574	$14,871
3/31/2023	$14,904	$15,259
4/30/2023	$15,033	$15,705
5/31/2023	$14,391	$15,061
6/30/2023	$15,143	$15,751
7/31/2023	$15,601	$16,262
8/31/2023	$15,114	$15,641
9/30/2023	$14,648	$15,114
10/31/2023	$14,200	$14,502
11/30/2023	$15,058	$15,851
12/31/2023	$15,786	$16,696
1/31/2024	$15,637	$16,793
2/29/2024	$16,402	$17,103
3/31/2024	$17,018	$17,685
4/30/2024	$16,402	$17,251
5/31/2024	$16,943	$17,941
6/30/2024	$16,570	$17,655
7/31/2024	$16,887	$18,175
8/31/2024	$17,093	$18,768
9/30/2024	$16,818	$18,950
10/31/2024	$15,892	$17,922
11/30/2024	$16,128	$17,823
12/31/2024	$15,577	$17,421

Average Annual Total Returns

IBPH2	1 Year	5 Years	10 Years
Service Class	(1.33%)	3.33%	4.53%
MSCI EAFE IndexFootnote Reference(a)	4.35%	5.24%	5.71%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$327,972,371
Number of Portfolio Holdings	34
Portfolio Turnover Rate	142%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,782,419

Transamerica International Focus VP

Service Class

What did the Portfolio invest in?

Top Country Allocation (Percentage of Net Assets)

Canada	21.1%
Japan	14.9
United States	10.0
Netherlands	9.2
Switzerland	5.9
Germany	5.9
France	5.8
Italy	3.4
United Kingdom	3.2
India	3.1

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	21.9%
Industrials	19.6
Consumer Discretionary	19.1
Financials	8.7
Consumer Staples	8.6
Materials	7.2
Communication Services	6.5
Health Care	4.1
Repurchase Agreements	3.3
Net Other Assets (Liabilities)Footnote Reference^	1.0
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Constellation Software, Inc.	4.5%
Waste Connections, Inc.	4.3
Liberty Media Corp. - Liberty Formula One, Class C	4.0
Sika AG	3.7
Linde PLC	3.5
Keyence Corp.	3.5
Wolters Kluwer NV	3.5
Ajinomoto Co., Inc.	3.5
Safran SA	3.4
SAP SE	3.4

Transamerica International Focus VP

Service Class

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2024. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at transamerica.com/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available at the website and phone number above by May 1, 2025.

Effective as of the close of business on October 25, 2024, Epoch Investment Partners, Inc. was terminated as the sub-adviser of the Portfolio and Sands Capital Management, LLC (“Sands Capital”) was approved as the Portfolio’s interim sub-adviser. Sands Capital was approved as the continuing sub-adviser of the Portfolio on December 12, 2024. In connection with the change to Sands Capital as interim sub-adviser, effective as of the close of business on October 25, 2024, the following occurred:

  the Portfolio's principal investment strategies were revised;

  the Portfolio's principal risks were revised to add Real Estate Securities risk; Real Estate Investment Trusts risk; and Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations risk;

  Transamerica Asset Management, Inc., the Portfolio’s investment adviser, reduced its management fee schedule for the Portfolio; and

  the Annual Fund Operating Expenses of each class of the Portfolio were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Portfolio's website at: transamerica.com/annuities/prospectus or scanning the QR code. The Portfolio's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Focus VP

Service Class

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The registrant’s code of ethics is reasonably designed as described in Item 2(b) of Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The registrant has filed this code of ethics as an exhibit hereto pursuant to Item 19(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N CSR does not (i) deem either of them an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, (ii) impose upon either of them any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon them as a member of the registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

		Fiscal Year Ended 12/31 (in thousands)
		2024	2023
(a)	Audit Fees	$1076	$1053
(b)	Audit Related Fees(1)	$115	$113
(c)	Tax Fees(2)	$165	$165
(d)	All Other Fees(3)	$29	$24

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-1A filing of the funds comprising the registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the registrant’s Audit Committee must pre-approve (i) all audit and non-audit services performed for the registrant by the independent accountant and (ii) all non-audit services performed by the registrant’s independent accountant for the registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the registrant.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the registrant will be subject to the pre-approval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2024 and 2023 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The Schedule of Investments are included within the Financial Statements filed under 7(a) of this Form.

(b)	Not Applicable to the registrant.

Item 7	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica 60/40 Allocation VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica 60/40 Allocation VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 15.2%
Transamerica MSCI EAFE Index VP (A)	951,148	$ 12,117,629
U.S. Equity Fund - 44.7%
Transamerica S&P 500 Index VP (A)	1,462,352	35,769,117
U.S. Fixed Income Funds - 40.2%
Transamerica Core Bond (A)	1,901,578	16,106,369
Transamerica Short-Term Bond (A)	1,642,132	16,092,890
		32,199,259
Total Investment Companies (Cost $69,850,086)		80,086,005
Total Investments (Cost $69,850,086)		80,086,005
Net Other Assets (Liabilities) - (0.1)%		(78,794)
Net Assets - 100.0%		$ 80,007,211
INVESTMENT VALUATION:

Valuation Inputs (B)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$80,086,005	$—	$—	$80,086,005
Total Investments	$80,086,005	$—	$—	$80,086,005
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Affiliated investment in the Class I2 shares of funds within Transamerica Funds and/or affiliated investment in the Initial Class shares of funds within
Transamerica Series Trust. Affiliated interest income, dividends income, realized and unrealized gains (losses), if any, are broken out within the
Statement of Operations.

(B)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Affiliated investments, at value (cost $69,850,086)	$80,086,005
Receivables and other assets:
Affiliated investments sold	18,566
Dividends from affiliated investments	124,200
Total assets	80,228,771
Liabilities:
Payables and other liabilities:
Affiliated investments purchased	124,200
Shares of beneficial interest redeemed	23,599
Due to custodian	18,566
Investment management fees	8,524
Distribution and service fees	17,758
Transfer agent costs	82
Trustee and CCO fees	23
Audit and tax fees	20,055
Custody fees	743
Legal fees	1,000
Printing and shareholder reports fees	1,140
Other accrued expenses	5,870
Total liabilities	221,560
Net assets	$80,007,211
Net assets consist of:
Capital stock ($0.01 par value)	$57,538
Additional paid-in capital	63,918,850
Total distributable earnings (accumulated losses)	16,030,823
Net assets	$80,007,211
Shares outstanding	5,753,796
Net asset value and offering price per share	$13.91
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from affiliated investments	$2,069,453
Interest income from unaffiliated investments	266
Total investment income	2,069,719
Expenses:
Investment management fees	244,981
Distribution and service fees	204,150
Transfer agent costs	930
Trustee and CCO fees	3,924
Audit and tax fees	23,809
Custody fees	1,693
Legal fees	7,713
Printing and shareholder reports fees	5,126
Other	17,185
Total expenses before waiver and/or reimbursement and recapture	509,511
Expenses waived and/or reimbursed	(146,988)
Net expenses	362,523
Net investment income (loss)	1,707,196
Net realized gain (loss) on:
Affiliated investments	3,790,123
Capital gain distributions received from affiliated investment companies	668,401
Net realized gain (loss)	4,458,524
Net change in unrealized appreciation (depreciation) on:
Affiliated investments	3,295,024
Net realized and change in unrealized gain (loss)	7,753,548
Net increase (decrease) in net assets resulting from operations	$9,460,744
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$1,707,196	$1,187,617
Net realized gain (loss)	4,458,524	1,039,595
Net change in unrealized appreciation (depreciation)	3,295,024	6,589,482
Net increase (decrease) in net assets resulting from operations	9,460,744	8,816,694
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(2,134,030)	(769,870)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,134,030)	(769,870)
Capital share transactions:
Proceeds from shares sold	5,595,554	26,726,501
Dividends and/or distributions reinvested	2,134,030	769,870
Cost of shares redeemed	(13,292,173)	(5,783,996)
Net increase (decrease) in net assets resulting from capital share transactions	(5,562,589)	21,712,375
Net increase (decrease) in net assets	1,764,125	29,759,199
Net assets:
Beginning of year	78,243,086	48,483,887
End of year	$80,007,211	$78,243,086
Capital share transactions - shares:
Shares issued	417,817	2,210,598
Shares reinvested	155,089	63,731
Shares redeemed	(974,343)	(486,476)
Net increase (decrease) in shares outstanding	(401,437)	1,787,853
FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$12.71	$11.10	$13.63	$12.46	$11.18
Investment operations:
Net investment income (loss)(A)	0.28	0.24	0.18	0.14	0.15
Net realized and unrealized gain (loss)	1.28	1.52	(2.04)	1.51	1.24
Total investment operations	1.56	1.76	(1.86)	1.65	1.39
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.15)	(0.13)	(0.12)	(0.07)
Net realized gains	(0.16)	—	(0.54)	(0.36)	(0.04)
Total dividends and/or distributions to shareholders	(0.36)	(0.15)	(0.67)	(0.48)	(0.11)
Net asset value, end of year	$13.91	$12.71	$11.10	$13.63	$12.46
Total return	12.33%	15.95%	(13.80)%	13.29%	12.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$80,007	$78,243	$48,484	$54,506	$43,254
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.62%	0.64%	0.65%	0.63%	0.66%
Including waiver and/or reimbursement and recapture(C)	0.44%	0.46%	0.47%	0.45%	0.52%
Net investment income (loss) to average net assets	2.09%	2.02%	1.54%	1.05%	1.36%
Portfolio turnover rate	7%	9%	44%	28%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed to waive 0.18% of its management fee through May 1, 2025. These amounts are not subject to recapture by TAM.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica 60/40 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the Investment Manager’s judgment about the attractiveness,value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect.
Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the Portfolio invests more of its assets in one underlying portfolio than in another, the Portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Index tracking risk: While certain underlying portfolios may seek to track the performance of an index (i.e., achieve a high degree of correlation with the applicable index), the returns of any underlying portfolios that seek to track an index may not match the returns of the applicable index.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28
TAM has contractually agreed to waive 0.18% of the average daily net assets from its management fee through May 1, 2025.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.63%	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$5,991,503	$14,094,136
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$70,239,135	$10,300,037	$(453,167)	$9,846,870
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$1,186,812	$—	$947,218	$—	$769,870	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$1,695,138	$—	$4,488,815	$—	$—	$—	$9,846,870
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica 60/40 Allocation VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica 60/40 Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $947,218 for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 302,890	$39,374
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica 60/40 Allocation VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Aegon Bond VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Principal	Value
CORPORATE DEBT SECURITIES - 43.2%
Aerospace & Defense - 0.9%
Boeing Co.
5.93%, 05/01/2060	$ 3,197,000	$ 2,962,824
6.53%, 05/01/2034	2,331,000	2,442,723
6.86%, 05/01/2054	2,181,000	2,322,583
Embraer Netherlands Finance BV
7.00%, 07/28/2030 (A)	2,524,000	2,624,990
General Electric Co.
4.50%, 03/11/2044 (B)	4,728,000	4,093,792
HEICO Corp.
5.35%, 08/01/2033	4,150,000	4,141,089
		18,588,001
Automobile Components - 0.2%
Aptiv Swiss Holdings Ltd.
3.25%, 03/01/2032 (B)	2,115,000	1,825,048
ZF North America Capital, Inc.
6.88%, 04/23/2032 (A)	2,374,000	2,251,127
		4,076,175
Automobiles - 0.9%
BMW U.S. Capital LLC
2.80%, 04/11/2026 (A)	2,305,000	2,253,817
Ford Motor Co.
4.35%, 12/08/2026 (B)	1,416,000	1,393,856
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	3,878,000	3,817,227
6.95%, 06/10/2026	2,012,000	2,057,374
General Motors Co.
6.25%, 10/02/2043	2,637,000	2,616,143
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028 (A)	3,332,000	3,454,255
Volkswagen Group of America Finance LLC
1.63%, 11/24/2027 (A)	2,660,000	2,401,353
		17,994,025
Banks - 6.2%
Banco Santander SA
Fixed until 03/14/2027, 5.55% (C), 03/14/2028	3,600,000	3,631,208
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (C), 03/11/2032	4,539,000	3,913,817
Fixed until 01/23/2034, 5.47% (C), 01/23/2035	3,388,000	3,392,582
Fixed until 09/15/2028, 5.82% (C), 09/15/2029	7,030,000	7,204,819
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (C), 07/21/2039	1,574,000	1,583,995
Barclays PLC
Fixed until 03/12/2054, 6.04% (C), 03/12/2055	1,049,000	1,050,413
Fixed until 11/02/2025, 7.33% (C), 11/02/2026	4,881,000	4,969,081
BBVA Bancomer SA
Fixed until 09/13/2029, 5.88% (C), 09/13/2034 (A)	2,450,000	2,321,935
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BNP Paribas SA
Fixed until 11/17/2027 (D), 9.25% (A)(C)	$ 5,523,000	$ 5,894,737
BPCE SA
4.50%, 03/15/2025 (A)	5,373,000	5,363,212
Citigroup, Inc.
Fixed until 06/11/2034, 5.45% (C), 06/11/2035	2,569,000	2,548,391
Fixed until 05/25/2033, 6.17% (C), 05/25/2034	2,025,000	2,064,604
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (C), 10/21/2032	6,067,000	5,129,133
ING Groep NV
Fixed until 09/11/2033, 6.11% (C), 09/11/2034	2,472,000	2,559,866
Intesa Sanpaolo SpA
Fixed until 11/21/2032, 8.25% (C), 11/21/2033 (A)	3,581,000	4,017,325
JPMorgan Chase & Co.
Fixed until 01/23/2029, 5.01% (C), 01/23/2030	8,001,000	7,992,973
Fixed until 01/23/2034, 5.34% (C), 01/23/2035	4,059,000	4,040,398
Fixed until 04/22/2034, 5.77% (C), 04/22/2035	1,708,000	1,747,587
Lloyds Banking Group PLC
Fixed until 08/11/2032, 4.98% (C), 08/11/2033	2,618,000	2,516,171
Fixed until 01/05/2034, 5.68% (C), 01/05/2035	4,151,000	4,134,828
M&T Bank Corp.
Fixed until 03/13/2031, 6.08% (C), 03/13/2032	2,083,000	2,136,795
Fixed until 10/30/2028, 7.41% (C), 10/30/2029 (B)	1,998,000	2,142,517
Morgan Stanley
Fixed until 01/16/2029, 5.17% (C), 01/16/2030	7,539,000	7,551,406
Fixed until 07/19/2034, 5.32% (C), 07/19/2035	6,257,000	6,156,676
PNC Financial Services Group, Inc.
Fixed until 01/22/2034, 5.68% (C), 01/22/2035	924,000	934,925
Fixed until 08/18/2033, 5.94% (C), 08/18/2034	3,791,000	3,905,047
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (C), 01/26/2034	5,027,000	4,885,736
Fixed until 06/08/2033, 5.87% (C), 06/08/2034	2,093,000	2,131,395
Fixed until 10/30/2028, 7.16% (C), 10/30/2029	2,038,000	2,179,816
UBS Group AG
Fixed until 09/06/2044, 5.38% (C), 09/06/2045 (A)	1,521,000	1,450,612
Fixed until 11/13/2028 (D), 9.25% (A)(C)	3,664,000	3,961,045
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Uzbek Industrial & Construction Bank ATB
8.95%, 07/24/2029 (A)	$ 3,908,000	$ 3,984,988
Wells Fargo & Co.
Fixed until 07/25/2033, 5.56% (C), 07/25/2034	5,180,000	5,172,044
		122,670,077
Beverages - 0.4%
Constellation Brands, Inc.
3.70%, 12/06/2026	1,629,000	1,600,879
Primo Water Holdings, Inc.
4.38%, 04/30/2029 (A)	6,468,000	6,014,743
		7,615,622
Biotechnology - 0.8%
Amgen, Inc.
2.80%, 08/15/2041	2,530,000	1,763,053
5.60%, 03/02/2043	2,216,000	2,162,238
CSL Finance PLC
4.63%, 04/27/2042 (A)	3,985,000	3,502,895
Gilead Sciences, Inc.
5.10%, 06/15/2035	3,979,000	3,918,905
Royalty Pharma PLC
2.20%, 09/02/2030	4,686,000	3,981,612
		15,328,703
Building Products - 0.6%
Builders FirstSource, Inc.
5.00%, 03/01/2030 (A)	1,802,000	1,712,973
CRH America Finance, Inc.
3.40%, 05/09/2027 (A)	2,180,000	2,109,915
Holcim Finance U.S. LLC
4.75%, 09/22/2046 (A)	1,100,000	928,832
Mohawk Industries, Inc.
5.85%, 09/18/2028	3,665,000	3,768,461
Vulcan Materials Co.
5.35%, 12/01/2034	3,016,000	3,007,596
		11,527,777
Chemicals - 0.4%
ASP Unifrax Holdings, Inc.
PIK Rate 1.50%, Cash Rate 5.85%, 09/30/2029 (A)(E)	725,259	475,045
Mosaic Co.
4.05%, 11/15/2027	2,276,000	2,229,931
Nutrien Ltd.
4.20%, 04/01/2029	3,707,000	3,595,373
OCP SA
6.75%, 05/02/2034 (A)	2,252,000	2,297,040
		8,597,389
Commercial Services & Supplies - 2.0%
ADT Security Corp.
4.13%, 08/01/2029 (A)	5,327,000	4,897,787
Ambipar Lux SARL
9.88%, 02/06/2031 (A)(B)	4,583,000	4,574,371
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Ashtead Capital, Inc.
5.55%, 05/30/2033 (A)	$ 1,573,000	$ 1,548,935
5.80%, 04/15/2034 (A)	1,234,000	1,235,253
Element Fleet Management Corp.
6.32%, 12/04/2028 (A)	5,910,000	6,158,883
Equifax, Inc.
5.10%, 12/15/2027	2,799,000	2,813,958
GXO Logistics, Inc.
2.65%, 07/15/2031	6,613,000	5,540,752
6.50%, 05/06/2034	2,463,000	2,526,442
Quanta Services, Inc.
2.90%, 10/01/2030	2,645,000	2,362,411
5.25%, 08/09/2034	1,812,000	1,771,837
Veralto Corp.
5.45%, 09/18/2033	3,269,000	3,282,023
Waste Management, Inc.
3.88%, 01/15/2029 (A)	3,202,000	3,085,154
		39,797,806
Communications Equipment - 1.2%
Axian Telecom
7.38%, 02/16/2027 (A)	728,000	727,541
CommScope LLC
4.75%, 09/01/2029 (A)	6,057,000	5,395,126
T-Mobile USA, Inc.
3.50%, 04/15/2031	2,325,000	2,110,395
3.88%, 04/15/2030	1,704,000	1,603,221
5.15%, 04/15/2034	4,491,000	4,419,642
Verizon Communications, Inc.
1.68%, 10/30/2030	2,589,000	2,154,200
1.75%, 01/20/2031	2,215,000	1,825,665
4.13%, 03/16/2027	2,562,000	2,532,854
Vmed O2 U.K. Financing I PLC
4.75%, 07/15/2031 (A)	2,825,000	2,428,590
		23,197,234
Construction & Engineering - 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 08/01/2029 - 04/01/2030 (A)	2,867,000	2,624,055
Century Communities, Inc.
3.88%, 08/15/2029 (A)	2,621,000	2,347,943
6.75%, 06/01/2027	2,100,000	2,101,207
D.R. Horton, Inc.
5.00%, 10/15/2034	2,903,000	2,807,564
IHS Holding Ltd.
5.63%, 11/29/2026 (A)	1,003,000	986,426
IHS Netherlands Holdco BV
8.00%, 09/18/2027 (A)	1,548,882	1,551,233
Sitios Latinoamerica SAB de CV
6.00%, 11/25/2029 (A)	4,421,000	4,395,137
		16,813,565
Consumer Staples Distribution & Retail - 0.5%
7-Eleven, Inc.
1.80%, 02/10/2031 (A)	4,488,000	3,620,175
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Staples Distribution & Retail (continued)
InRetail Consumer
3.25%, 03/22/2028 (A)	$ 3,319,000	$ 3,045,772
Lowe's Cos., Inc.
3.75%, 04/01/2032	4,555,000	4,172,851
		10,838,798
Containers & Packaging - 0.9%
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029 (A)	3,807,000	3,832,235
Mauser Packaging Solutions Holding Co.
7.88%, 04/15/2027 (A)	2,876,000	2,934,124
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC
4.00%, 10/15/2027 (A)	5,046,000	5,004,200
Sonoco Products Co.
2.25%, 02/01/2027	2,603,000	2,461,434
WRKCo, Inc.
3.90%, 06/01/2028	3,528,000	3,404,817
		17,636,810
Distributors - 0.1%
LKQ Corp.
6.25%, 06/15/2033 (B)	2,177,000	2,246,047
Diversified REITs - 1.6%
GLP Capital LP/GLP Financing II, Inc.
4.00%, 01/15/2030	3,148,000	2,931,985
Safehold GL Holdings LLC
6.10%, 04/01/2034	3,331,000	3,393,436
SBA Tower Trust
6.60%, 11/15/2052 (A)	12,248,000	12,560,608
VICI Properties LP
4.95%, 02/15/2030	5,515,000	5,407,481
Weyerhaeuser Co.
4.00%, 04/15/2030	3,865,000	3,662,119
WP Carey, Inc.
5.38%, 06/30/2034	3,423,000	3,398,208
		31,353,837
Electric Utilities - 1.1%
Black Hills Corp.
3.15%, 01/15/2027	2,248,000	2,169,465
Calpine Corp.
3.75%, 03/01/2031 (A)	4,043,000	3,613,597
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (A)	1,920,000	1,865,338
Cleveland Electric Illuminating Co.
3.50%, 04/01/2028 (A)	3,234,000	3,079,293
Duke Energy Corp.
5.00%, 12/08/2027	1,521,000	1,532,197
Investment Energy Resources Ltd.
6.25%, 04/26/2029 (A)	1,588,000	1,529,066
NRG Energy, Inc.
3.38%, 02/15/2029 (A)	1,347,000	1,222,104
3.63%, 02/15/2031 (A)	1,408,000	1,231,242
6.00%, 02/01/2033 (A)	186,000	180,340
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Pacific Gas & Electric Co.
2.50%, 02/01/2031	$ 2,353,000	$ 2,012,653
3.30%, 12/01/2027	400,000	381,822
Vistra Operations Co. LLC
6.88%, 04/15/2032 (A)	2,365,000	2,421,563
		21,238,680
Electronic Equipment, Instruments & Components - 1.1%
Amphenol Corp.
5.25%, 04/05/2034	4,164,000	4,179,858
Arrow Electronics, Inc.
2.95%, 02/15/2032	2,374,000	2,021,201
5.88%, 04/10/2034	2,660,000	2,675,165
Keysight Technologies, Inc.
4.60%, 04/06/2027	4,019,000	3,999,096
4.95%, 10/15/2034	1,718,000	1,653,712
Sensata Technologies, Inc.
4.38%, 02/15/2030 (A)	3,358,000	3,076,052
Trimble, Inc.
6.10%, 03/15/2033	4,447,000	4,618,775
		22,223,859
Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (A)	2,084,000	2,023,170
Financial Services - 2.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.45%, 04/03/2026	2,244,000	2,232,218
4.95%, 09/10/2034 (B)	2,700,000	2,573,766
American Express Co.
Fixed until 04/25/2029, 5.53% (C), 04/25/2030	4,053,000	4,128,344
Aviation Capital Group LLC
3.50%, 11/01/2027 (A)	2,516,000	2,404,979
Avolon Holdings Funding Ltd.
5.50%, 01/15/2026 (A)	2,624,000	2,631,111
5.75%, 11/15/2029 (A)	6,242,000	6,317,452
Charles Schwab Corp.
Fixed until 05/19/2033, 5.85% (C), 05/19/2034	6,015,000	6,197,143
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/2026 (A)	3,295,000	3,192,771
LPL Holdings, Inc.
4.00%, 03/15/2029 (A)	3,702,000	3,507,272
5.70%, 05/20/2027	2,133,000	2,159,114
Mexico Remittances Funding Fiduciary Estate Management SARL
12.50%, 10/15/2031 (A)	5,171,000	5,058,272
United Wholesale Mortgage LLC
5.50%, 11/15/2025 (A)	4,479,000	4,456,987
		44,859,429
Food Products - 1.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
4.63%, 01/15/2027 (A)	2,428,000	2,377,044
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
BAT Capital Corp.
6.00%, 02/20/2034	$ 5,007,000	$ 5,148,255
Bunge Ltd. Finance Corp.
4.65%, 09/17/2034	4,738,000	4,475,563
Cargill, Inc.
5.13%, 10/11/2032 (A)	1,835,000	1,824,854
J M Smucker Co.
6.50%, 11/15/2043 (B)	2,102,000	2,241,061
Kroger Co.
5.00%, 09/15/2034	2,578,000	2,493,917
Philip Morris International, Inc.
4.25%, 11/10/2044	3,786,000	3,102,440
4.90%, 11/01/2034	4,638,000	4,457,949
Viterra Finance BV
4.90%, 04/21/2027 (A)	6,197,000	6,139,087
		32,260,170
Health Care Equipment & Supplies - 0.4%
Alcon Finance Corp.
5.75%, 12/06/2052 (A)	892,000	878,988
GE HealthCare Technologies, Inc.
4.80%, 08/14/2029	3,057,000	3,028,676
5.86%, 03/15/2030	1,804,000	1,868,886
Medline Borrower LP
3.88%, 04/01/2029 (A)	1,821,000	1,686,223
5.25%, 10/01/2029 (A)	1,459,000	1,408,028
		8,870,801
Health Care Providers & Services - 1.6%
Centene Corp.
3.38%, 02/15/2030	2,937,000	2,615,926
Charles River Laboratories International, Inc.
4.00%, 03/15/2031 (A)	2,308,000	2,056,077
CHS/Community Health Systems, Inc.
5.25%, 05/15/2030 (A)	2,372,000	1,948,190
Cigna Group
2.40%, 03/15/2030	2,174,000	1,902,287
5.25%, 02/15/2034	4,072,000	3,994,632
Elevance Health, Inc.
2.25%, 05/15/2030	2,546,000	2,212,267
HCA, Inc.
5.60%, 04/01/2034	3,512,000	3,460,541
6.00%, 04/01/2054	3,486,000	3,325,757
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (A)	1,613,000	1,563,964
Laboratory Corp. of America Holdings
4.80%, 10/01/2034	4,606,000	4,366,098
Tenet Healthcare Corp.
5.13%, 11/01/2027	1,190,000	1,165,371
UnitedHealth Group, Inc.
5.20%, 04/15/2063	3,510,000	3,162,898
		31,774,008
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotel & Resort REITs - 0.1%
Host Hotels & Resorts LP
5.70%, 07/01/2034 (B)	$ 1,558,000	$ 1,555,856
Hotels, Restaurants & Leisure - 1.5%
Boyd Gaming Corp.
4.75%, 12/01/2027	1,498,000	1,448,257
Boyne USA, Inc.
4.75%, 05/15/2029 (A)	1,273,000	1,206,644
Hilton Domestic Operating Co., Inc.
3.75%, 05/01/2029 (A)	4,439,000	4,090,073
Hyatt Hotels Corp.
5.25%, 06/30/2029	2,403,000	2,405,116
Light & Wonder International, Inc.
7.00%, 05/15/2028 (A)	1,439,000	1,441,841
7.25%, 11/15/2029 (A)	1,730,000	1,764,578
Marriott International, Inc.
2.75%, 10/15/2033	2,865,000	2,352,114
5.75%, 05/01/2025	352,000	352,708
MGM Resorts International
4.75%, 10/15/2028	2,066,000	1,978,322
6.13%, 09/15/2029	3,447,000	3,442,670
NCL Corp. Ltd.
5.88%, 03/15/2026 (A)	3,086,000	3,081,812
Royal Caribbean Cruises Ltd.
5.50%, 04/01/2028 (A)	2,253,000	2,236,120
Viking Cruises Ltd.
5.88%, 09/15/2027 (A)	2,990,000	2,967,544
Warnermedia Holdings, Inc.
5.05%, 03/15/2042	2,512,000	2,023,367
		30,791,166
Household Durables - 0.1%
Newell Brands, Inc.
6.38%, 05/15/2030	1,424,000	1,426,345
Insurance - 2.1%
Allstate Corp.
5.05%, 06/24/2029	3,401,000	3,417,520
5.25%, 03/30/2033	2,488,000	2,483,184
Arthur J Gallagher & Co.
5.55%, 02/15/2055	3,594,000	3,468,917
AXA SA
8.60%, 12/15/2030	4,798,000	5,637,584
Cloverie PLC for Zurich Insurance Co. Ltd.
Fixed until 06/24/2026, 5.63% (C), 06/24/2046 (F)	6,333,000	6,340,916
Constellation Insurance, Inc.
6.80%, 01/24/2030 (A)	8,992,000	8,741,052
Corebridge Financial, Inc.
5.75%, 01/15/2034 (B)	2,841,000	2,892,795
Muenchener Rueckversicherungs- Gesellschaft AG
Fixed until 11/23/2031, 5.88% (C), 05/23/2042 (A)	2,400,000	2,441,366
RGA Global Funding
5.05%, 12/06/2031 (A)	5,899,000	5,801,165
		41,224,499
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Internet & Catalog Retail - 0.4%
Expedia Group, Inc.
2.95%, 03/15/2031	$ 913,000	$ 804,229
3.80%, 02/15/2028	1,628,000	1,572,709
Meta Platforms, Inc.
4.80%, 05/15/2030 (B)	3,571,000	3,601,994
Uber Technologies, Inc.
4.80%, 09/15/2034	1,932,000	1,849,057
		7,827,989
IT Services - 0.8%
Crowdstrike Holdings, Inc.
3.00%, 02/15/2029	1,311,000	1,193,205
Dell International LLC/EMC Corp.
4.85%, 02/01/2035	5,025,000	4,773,239
Gartner, Inc.
4.50%, 07/01/2028 (A)	2,995,000	2,920,057
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	5,101,000	4,906,236
NCR Voyix Corp.
5.00%, 10/01/2028 (A)	1,582,000	1,521,630
5.13%, 04/15/2029 (A)	695,000	664,941
		15,979,308
Machinery - 0.6%
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	4,417,000	3,967,009
5.75%, 01/15/2035 (B)	1,219,000	1,216,814
Ingersoll Rand, Inc.
5.45%, 06/15/2034	3,190,000	3,212,377
Regal Rexnord Corp.
6.40%, 04/15/2033	2,618,000	2,702,529
		11,098,729
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
5.13%, 07/01/2049	3,520,000	2,768,411
Clear Channel Outdoor Holdings, Inc.
7.50%, 06/01/2029 (A)(B)	1,505,000	1,316,798
Comcast Corp.
4.15%, 10/15/2028	4,925,000	4,803,841
CSC Holdings LLC
4.50%, 11/15/2031 (A)(B)	2,712,000	1,952,724
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (A)	2,620,000	2,262,851
5.50%, 05/15/2029 (A)	4,006,000	3,757,409
		16,862,034
Metals & Mining - 0.6%
ArcelorMittal SA
6.55%, 11/29/2027	4,490,000	4,671,124
Cleveland-Cliffs, Inc.
6.88%, 11/01/2029 (A)	2,748,000	2,718,598
Glencore Funding LLC
2.63%, 09/23/2031 (A)	3,346,000	2,823,816
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Novelis Corp.
3.25%, 11/15/2026 (A)	$ 915,000	$ 871,542
		11,085,080
Mortgage Real Estate Investment Trusts - 0.5%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/2027 (A)	6,136,000	5,916,601
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (A)	1,548,000	1,519,403
6.50%, 07/01/2030 (A)	2,799,000	2,802,511
		10,238,515
Office REITs - 0.1%
COPT Defense Properties LP
2.25%, 03/15/2026	2,535,000	2,453,521
Oil, Gas & Consumable Fuels - 4.8%
Boardwalk Pipelines LP
3.40%, 02/15/2031	4,682,000	4,183,142
Cheniere Energy Partners LP
4.00%, 03/01/2031	5,501,000	5,090,133
4.50%, 10/01/2029 (B)	2,637,000	2,553,088
Chevron USA, Inc.
3.25%, 10/15/2029	2,127,000	2,001,203
Diamondback Energy, Inc.
5.15%, 01/30/2030 (B)	4,045,000	4,052,648
Ecopetrol SA
8.38%, 01/19/2036	5,000,000	4,821,912
Enbridge, Inc.
5.63%, 04/05/2034	4,657,000	4,686,283
Energy Transfer LP
6.00%, 06/15/2048	5,523,000	5,342,046
EQM Midstream Partners LP
6.38%, 04/01/2029 (A)	1,324,000	1,328,455
Expand Energy Corp.
5.38%, 03/15/2030	1,715,000	1,683,278
Exxon Mobil Corp.
3.04%, 03/01/2026	2,922,000	2,875,995
Genesis Energy LP/Genesis Energy Finance Corp.
8.00%, 05/15/2033	3,539,000	3,463,378
Greensaif Pipelines Bidco SARL
5.85%, 02/23/2036 (A)	2,009,000	1,982,913
Hess Midstream Operations LP
6.50%, 06/01/2029 (A)	2,072,000	2,092,509
Murphy Oil Corp.
6.00%, 10/01/2032	2,337,000	2,245,401
NuStar Logistics LP
5.63%, 04/28/2027	3,000,000	2,978,168
5.75%, 10/01/2025	1,162,000	1,161,774
Occidental Petroleum Corp.
5.20%, 08/01/2029	2,145,000	2,127,816
5.55%, 03/15/2026	8,226,000	8,254,692
ONEOK, Inc.
6.10%, 11/15/2032	4,445,000	4,604,447
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Ovintiv, Inc.
6.25%, 07/15/2033	$ 3,142,000	$ 3,217,612
Petroleos Mexicanos
6.50%, 01/23/2029	3,820,000	3,550,839
6.84%, 01/23/2030	3,043,000	2,779,592
7.69%, 01/23/2050	1,538,000	1,160,421
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029 (B)	2,052,000	1,908,163
Sabine Pass Liquefaction LLC
5.90%, 09/15/2037	2,852,000	2,898,946
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/2032	1,730,000	1,574,062
Venture Global LNG, Inc.
9.50%, 02/01/2029 (A)	3,521,000	3,891,641
Vital Energy, Inc.
7.75%, 07/31/2029 (A)	3,265,000	3,233,885
Western Midstream Operating LP
6.15%, 04/01/2033	3,254,000	3,323,883
YPF SA
9.50%, 01/17/2031 (A)	1,338,000	1,431,070
		96,499,395
Passenger Airlines - 0.3%
American Airlines Pass-Through Trust
3.15%, 08/15/2033	1,560,840	1,411,613
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.75%, 10/20/2028 (A)	3,998,000	3,943,963
		5,355,576
Personal Care Products - 0.2%
Kenvue, Inc.
5.00%, 03/22/2030	4,333,000	4,368,706
Pharmaceuticals - 1.4%
Bausch Health Cos., Inc.
5.25%, 01/30/2030 (A)	4,435,000	2,417,075
Bayer U.S. Finance II LLC
4.38%, 12/15/2028 (A)	2,031,000	1,952,983
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	1,691,000	1,631,256
Cardinal Health, Inc.
5.45%, 02/15/2034	2,768,000	2,758,640
CVS Health Corp.
5.25%, 01/30/2031	1,632,000	1,594,161
6.00%, 06/01/2044	3,344,000	3,164,615
Fixed until 12/10/2029, 7.00% (C), 03/10/2055	3,902,000	3,915,092
Merck & Co., Inc.
5.00%, 05/17/2053	3,158,000	2,878,512
Organon & Co./Organon Foreign Debt Co- Issuer BV
6.75%, 05/15/2034 (A)	2,003,000	1,988,599
Pfizer Investment Enterprises Pte. Ltd.
5.11%, 05/19/2043	3,494,000	3,284,654
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Viatris, Inc.
2.30%, 06/22/2027	$ 1,427,000	$ 1,338,427
		26,924,014
Residential REITs - 0.2%
American Homes 4 Rent LP
5.50%, 02/01/2034	4,427,000	4,408,457
Semiconductors & Semiconductor Equipment - 1.2%
Advanced Micro Devices, Inc.
3.92%, 06/01/2032	3,208,000	2,978,731
Broadcom, Inc.
3.14%, 11/15/2035 (A)	5,463,000	4,462,328
Foundry JV Holdco LLC
5.88%, 01/25/2034 (A)	4,252,000	4,160,659
KLA Corp.
4.65%, 07/15/2032	3,180,000	3,109,026
Microchip Technology, Inc.
5.05%, 03/15/2029	3,124,000	3,118,296
Micron Technology, Inc.
5.30%, 01/15/2031	4,505,000	4,499,583
QUALCOMM, Inc.
3.25%, 05/20/2050	1,715,000	1,170,323
		23,498,946
Software - 1.3%
AppLovin Corp.
5.50%, 12/01/2034	3,632,000	3,607,492
Cadence Design Systems, Inc.
4.70%, 09/10/2034	2,495,000	2,392,918
Ellucian Holdings, Inc.
6.50%, 12/01/2029 (A)	901,000	901,382
Fiserv, Inc.
5.45%, 03/02/2028	3,354,000	3,406,973
Intuit, Inc.
5.50%, 09/15/2053	1,531,000	1,501,499
Oracle Corp.
3.65%, 03/25/2041	2,032,000	1,586,111
4.70%, 09/27/2034	2,125,000	2,014,569
6.90%, 11/09/2052	4,086,000	4,585,365
Roper Technologies, Inc.
4.90%, 10/15/2034	3,617,000	3,477,717
Take-Two Interactive Software, Inc.
3.55%, 04/14/2025	2,062,000	2,054,452
		25,528,478
Specialized REITs - 0.2%
Iron Mountain, Inc.
5.25%, 03/15/2028 (A)	3,840,000	3,756,322
Transportation Infrastructure - 0.3%
MV24 Capital BV
6.75%, 06/01/2034 (A)	3,835,710	3,626,159
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Transportation Infrastructure (continued)
United Parcel Service, Inc.
5.15%, 05/22/2034 (B)	$ 2,495,000	$ 2,491,600
		6,117,759
Total Corporate Debt Securities (Cost $848,502,443)		858,532,678
U.S. GOVERNMENT OBLIGATIONS - 21.9%
U.S. Treasury - 21.2%
U.S. Treasury Bonds
1.25%, 05/15/2050	38,718,200	18,391,145
2.00%, 02/15/2050 (G)	29,810,000	17,339,871
2.25%, 05/15/2041	12,471,000	8,860,256
2.25%, 08/15/2046 (G)	5,162,000	3,336,749
2.38%, 02/15/2042	66,267,300	47,228,394
2.75%, 08/15/2042 (G)	23,081,000	17,360,338
2.88%, 05/15/2049	1,771,000	1,257,341
3.00%, 08/15/2048	15,992,000	11,696,649
3.50%, 02/15/2039	29,624,000	25,989,274
3.63%, 05/15/2053	4,056,000	3,302,788
3.88%, 02/15/2043 - 05/15/2043	32,222,000	28,396,309
4.00%, 11/15/2052	5,449,000	4,754,465
4.13%, 08/15/2044 - 08/15/2053	7,083,000	6,378,008
4.25%, 05/15/2039 (G)	8,939,000	8,486,114
4.25%, 08/15/2054	11,810,000	10,804,305
4.50%, 02/15/2044 - 11/15/2054	26,392,000	25,214,478
4.63%, 05/15/2044 - 05/15/2054	20,163,000	19,571,078
4.75%, 11/15/2043 - 11/15/2053	3,771,000	3,730,506
U.S. Treasury Bonds, Principal Only STRIPS
Zero Coupon, 08/15/2052 (B)	67,953,000	18,329,861
U.S. Treasury Notes
1.25%, 08/15/2031	15,925,000	12,995,049
1.38%, 11/15/2031	22,417,000	18,317,141
1.63%, 05/15/2031	27,404,000	23,116,773
1.88%, 02/15/2032	14,309,500	12,035,072
2.88%, 05/15/2032	3,394,300	3,048,373
3.63%, 09/30/2031	15,614,000	14,836,350
3.88%, 09/30/2029 - 08/15/2034	25,851,000	25,016,118
4.00%, 01/15/2027	10,241,000	10,189,795
4.13%, 03/31/2031 - 11/15/2032	14,263,900	13,969,733
4.25%, 02/28/2031	8,779,000	8,678,522
		422,630,855
U.S. Treasury Inflation-Protected Securities - 0.7%
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	14,672,850	13,225,321
		13,225,321
Total U.S. Government Obligations (Cost $466,605,147)		435,856,176
ASSET-BACKED SECURITIES - 12.3%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	1,651,316	1,654,447
	Principal	Value
ASSET-BACKED SECURITIES (continued)
ACM Auto Trust
Series 2023-2A, Class A, 7.97%, 06/20/2030 (A)	$ 1,098,798	$ 1,103,320
Anchorage Capital CLO 25 Ltd.
Series 2022-25A, Class C, 3-Month Term SOFR + 2.35%, 6.97% (C), 04/20/2035 (A)	1,000,000	1,000,652
Apidos CLO XXXI Ltd.
Series 2019-31A, Class A1R, 3-Month Term SOFR + 1.36%, 6.02% (C), 04/15/2031 (A)	5,862,632	5,872,698
Aqua Finance Trust
Series 2021-A, Class A, 1.54%, 07/17/2046 (A)	3,515,538	3,221,014
Avis Budget Rental Car Funding AESOP LLC
Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	5,355,000	5,467,865
Series 2024-1A, Class A, 5.36%, 06/20/2030 (A)	5,270,000	5,342,425
Battalion CLO XXI Ltd.
Series 2021-21A, Class A, 3-Month Term SOFR + 1.44%, 6.10% (C), 07/15/2034 (A)	3,000,000	3,004,845
BXG Receivables Note Trust
Series 2023-A, Class A, 5.77%, 11/15/2038 (A)	3,578,467	3,605,909
Capital Automotive REIT
Series 2024-3A, Class A1, 4.40%, 10/15/2054 (A)	6,286,500	5,989,702
CARS-DB5 LP
Series 2021-1A, Class A1, 1.44%, 08/15/2051 (A)	3,243,499	3,054,907
Series 2021-1A, Class A3, 1.92%, 08/15/2051 (A)	1,386,292	1,306,624
CARS-DB7 LP
Series 2023-1A, Class A1, 5.75%, 09/15/2053 (A)	7,600,000	7,669,368
CIFC Funding Ltd.
Series 2017-4A, Class A1R, 3-Month Term SOFR + 1.21%, 5.85% (C), 10/24/2030 (A)	2,600,030	2,603,818
Citigroup Mortgage Loan Trust, Inc.
Series 2007-FS1, Class 1A1, 4.25% (C), 10/25/2037 (A)	1,396,539	1,312,751
DataBank Issuer LLC
Series 2021-1A, Class A2, 2.06%, 02/27/2051 (A)	6,419,000	6,178,425
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A, 1.76%, 04/15/2049 (A)	2,385,000	2,228,173
Diamond Resorts Owner Trust
Series 2021-1A, Class B, 2.05%, 11/21/2033 (A)	845,431	826,071
Drive Auto Receivables Trust
Series 2024-2, Class C, 4.67%, 05/17/2032	4,100,000	4,058,820
Dryden 80 CLO Ltd.
Series 2019-80A, Class AR, 3-Month Term SOFR + 1.25%, 5.90% (C), 01/17/2033 (A)	6,700,000	6,705,950
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
First National Master Note Trust
Series 2023-1, Class A, 5.13%, 04/15/2029	$ 8,210,000	$ 8,257,582
GoodLeap Sustainable Home Solutions Trust
Series 2021-5CS, Class A, 2.31%, 10/20/2048 (A)	4,789,862	3,783,381
Series 2022-1GS, Class A, 2.70%, 01/20/2049 (A)	564,553	469,281
Series 2022-3CS, Class A, 4.95%, 07/20/2049 (A)	565,423	520,918
Hertz Vehicle Financing III LLC
Series 2022-1A, Class B, 2.19%, 06/25/2026 (A)	4,450,000	4,413,454
Series 2023-3A, Class A, 5.94%, 02/25/2028 (A)	4,220,000	4,287,133
Hertz Vehicle Financing III LP
Series 2021-2A, Class B, 2.12%, 12/27/2027 (A)	6,290,000	5,918,877
Hilton Grand Vacations Trust
Series 2018-AA, Class B, 3.70%, 02/25/2032 (A)	2,081,089	2,067,838
Series 2023-1A, Class A, 5.72%, 01/25/2038 (A)	2,392,228	2,417,872
Series 2024-1B, Class B, 5.99%, 09/15/2039 (A)	872,887	879,061
Series 2024-1B, Class C, 6.62%, 09/15/2039 (A)	880,159	887,329
Series 2024-2A, Class A, 5.50%, 03/25/2038 (A)	2,915,975	2,940,578
Home Equity Asset Trust
Series 2004-4, Class M1, 1-Month Term SOFR + 0.89%, 5.23% (C), 10/25/2034	898,146	888,022
ICG U.S. CLO Ltd.
Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 6.08% (C), 10/20/2034 (A)	9,325,000	9,339,827
Series 2021-1A, Class A1R, 3-Month Term SOFR + 1.27%, 5.92% (C), 04/17/2034 (A)	4,500,000	4,506,975
LCM XV LP
Series 15A, Class AR2, 3-Month Term SOFR + 1.26%, 5.88% (C), 07/20/2030 (A)	729,850	730,288
LCM XXV Ltd.
Series 25A, Class AR, 3-Month Term SOFR + 1.10%, 5.72% (C), 07/20/2030 (A)	729,306	729,636
Mosaic Solar Loan Trust
Series 2023-2A, Class A, 5.36%, 09/22/2053 (A)	7,056,033	6,776,452
MVW LLC
Series 2020-1A, Class A, 1.74%, 10/20/2037 (A)	921,456	883,582
Series 2021-1WA, Class A, 1.14%, 01/22/2041 (A)	682,712	647,785
Series 2021-1WA, Class B, 1.44%, 01/22/2041 (A)	3,216,359	3,035,673
Series 2023-1A, Class A, 4.93%, 10/20/2040 (A)	4,165,378	4,138,533
	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW LLC (continued)
Series 2024-1A, Class A, 5.32%, 02/20/2043 (A)	$ 1,260,533	$ 1,265,171
Series 2024-1A, Class C, 6.20%, 02/20/2043 (A)	2,413,091	2,435,158
Series 2024-2A, Class A, 4.43%, 03/20/2042 (A)	1,727,195	1,690,988
Series 2024-2A, Class C, 4.92%, 03/20/2042 (A)	5,373,495	5,242,906
OZLM XIX Ltd.
Series 2017-19A, Class A1RR, 3-Month Term SOFR + 1.35%, 6.01% (C), 01/15/2035 (A)	9,750,000	9,785,422
OZLM XV Ltd.
Series 2016-15A, Class BRR, 3-Month Term SOFR + 2.35%, 6.97% (C), 04/20/2033 (A)	3,900,000	3,909,122
OZLM XXIV Ltd.
Series 2019-24A, Class A1AR, 3-Month Term SOFR + 1.42%, 6.04% (C), 07/20/2032 (A)	4,494,488	4,501,230
Retained Vantage Data Centers Issuer LLC
Series 2024-1A, Class A2, 4.99%, 09/15/2049 (A)	2,000,000	1,938,550
Santander Drive Auto Receivables Trust
Series 2021-1, Class D, 1.13%, 11/16/2026	1,752,138	1,744,741
Series 2021-2, Class D, 1.35%, 07/15/2027	2,401,564	2,378,200
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A, 1.33%, 07/20/2037 (A)	2,652,518	2,617,018
Series 2020-2A, Class B, 2.32%, 07/20/2037 (A)	1,330,824	1,316,603
Series 2021-1A, Class B, 1.34%, 11/20/2037 (A)	1,570,236	1,521,745
Series 2021-1A, Class C, 1.79%, 11/20/2037 (A)	690,968	669,114
Series 2023-1A, Class A, 5.20%, 01/20/2040 (A)	4,172,426	4,153,575
Series 2023-2A, Class A, 5.80%, 04/20/2040 (A)	1,976,850	1,983,421
Series 2023-3A, Class A, 6.10%, 09/20/2040 (A)	4,259,375	4,326,591
Series 2024-1A, Class A, 5.15%, 01/20/2043 (A)	1,527,875	1,526,091
Series 2024-1A, Class B, 5.35%, 01/20/2043 (A)	1,251,059	1,249,747
Series 2024-1A, Class C, 5.94%, 01/20/2043 (A)	2,049,203	2,053,315
Series 2024-1A, Class D, 8.02%, 01/20/2043 (A)	728,465	736,006
Series 2024-2A, Class C, 5.83%, 06/20/2041 (A)	3,059,436	3,060,173
Series 2024-3A, Class A, 4.83%, 08/20/2041 (A)	4,430,237	4,382,972
Series 2024-3A, Class C, 5.32%, 08/20/2041 (A)	5,515,193	5,481,091
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sound Point CLO XVI Ltd.
Series 2017-2A, Class AR, 3-Month Term SOFR + 1.24%, 5.87% (C), 07/25/2030 (A)	$ 728,971	$ 729,245
Symphony CLO XIX Ltd.
Series 2018-19A, Class A, 3-Month Term SOFR + 1.22%, 5.87% (C), 04/16/2031 (A)	3,591,091	3,597,343
TCI-Symphony CLO Ltd.
Series 2016-1A, Class AR2, 3-Month Term SOFR + 1.28%, 5.94% (C), 10/13/2032 (A)	3,458,132	3,463,292
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2, 1.65%, 09/15/2045 (A)	9,170,000	8,955,038
Venture 38 CLO Ltd.
Series 2019-38A, Class A1R, 3-Month Term SOFR + 1.42%, 6.01% (C), 07/30/2032 (A)	4,900,000	4,905,802
Venture 43 CLO Ltd.
Series 2021-43A, Class A1R, 3-Month Term SOFR + 1.35%, 6.01% (C), 04/15/2034 (A)	2,500,000	2,500,545
Venture XXVII CLO Ltd.
Series 2017-27A, Class AR, 3-Month Term SOFR + 1.31%, 5.93% (C), 07/20/2030 (A)	3,039,374	3,043,413
Veridian Auto Receivables Trust
Series 2023-1A, Class A2, 5.97%, 08/17/2026 (A)	485,261	485,745
Wellfleet CLO Ltd.
Series 2019-1A, Class BR, 3-Month Term SOFR + 2.61%, 7.23% (C), 07/20/2032 (A)	3,000,000	3,001,731
Westlake Automobile Receivables Trust
Series 2022-3A, Class B, 5.99%, 12/15/2027 (A)	4,095,000	4,106,356
Total Asset-Backed Securities (Cost $242,196,866)		245,485,321
MORTGAGE-BACKED SECURITIES - 10.3%
1211 Avenue of the Americas Trust
Series 2015-1211, Class A1A1, 3.90%, 08/10/2035 (A)	5,900,000	5,818,469
20 Times Square Trust
Series 2018-20TS, Class B, 3.10% (C), 05/15/2035 (A)	5,148,000	4,557,150
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class ANM, 3.11%, 11/05/2032 (A)	2,700,000	2,484,270
Banc of America Funding Trust
Series 2005-D, Class A1, 5.67% (C), 05/25/2035	707,060	653,574
BBCMS Mortgage Trust
Series 2018-TALL, Class D, 1-Month Term SOFR + 1.65%, 6.04% (C), 03/15/2037 (A)	5,000,000	4,281,209
BRAVO Residential Funding Trust
Series 2024-NQM3, Class A1, 6.19% (C), 03/25/2064 (A)	3,500,033	3,522,628
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust
Series 2016-P5, Class AAB, 2.84%, 10/10/2049	$ 1,762,180	$ 1,743,849
COLT Mortgage Loan Trust
Series 2024-2, Class A1, 6.13% (C), 04/25/2069 (A)	3,412,307	3,430,555
Series 2024-3, Class A1, 6.39% (C), 06/25/2069 (A)	10,767,295	10,864,388
Series 2024-4, Class A1, 5.95% (C), 07/25/2069 (A)	1,983,868	1,993,689
COMM Mortgage Trust
Series 2016-787S, Class A, 3.55%, 02/10/2036 (A)	5,000,000	4,861,498
CSMC Trust
Series 2020-RPL4, Class A1, 2.00% (C), 01/25/2060 (A)	9,912,015	8,777,422
Series 2021-RPL3, Class A1, 2.00% (C), 01/25/2060 (A)	4,992,654	4,340,364
DOLP Trust
Series 2021-NYC, Class A, 2.96%, 05/10/2041 (A)	5,300,000	4,537,056
GCAT Trust
Series 2023-NQM1, Class A1, 6.01% (C), 01/25/2059 (A)	5,314,870	5,339,749
GS Mortgage Securities Trust
Series 2016-GS3, Class AAB, 2.78%, 10/10/2049	1,071,626	1,059,054
HarborView Mortgage Loan Trust
Series 2006-7, Class 2A1A, 1-Month Term SOFR + 0.51%, 4.88% (C), 09/19/2046	100,086	85,129
MetLife Securitization Trust
Series 2017-1A, Class A, 3.00% (C), 04/25/2055 (A)	1,269,009	1,197,488
MFA Trust
Series 2021-RPL1, Class A1, 1.13% (C), 07/25/2060 (A)	3,934,872	3,524,702
Mill City Mortgage Loan Trust
Series 2019-1, Class A1, 3.25% (C), 10/25/2069 (A)	718,068	696,364
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C27, Class ASB, 3.56%, 12/15/2047	405,056	403,901
New Residential Mortgage Loan Trust
Series 2016-4A, Class A1, 3.75% (C), 11/25/2056 (A)	2,630,110	2,462,020
Series 2018-RPL1, Class A1, 3.50% (C), 12/25/2057 (A)	6,202,295	5,951,546
Series 2019-2A, Class A1, 4.25% (C), 12/25/2057 (A)	4,797,974	4,608,651
Series 2019-4A, Class A1B, 3.50% (C), 12/25/2058 (A)	5,631,859	5,256,075
Series 2019-5A, Class A1B, 3.50% (C), 08/25/2059 (A)	2,553,909	2,372,790
Series 2019-6A, Class A1B, 3.50% (C), 09/25/2059 (A)	2,083,490	1,940,182
Series 2019-RPL2, Class A1, 3.25% (C), 02/25/2059 (A)	3,453,429	3,321,158
Series 2020-1A, Class A1B, 3.50% (C), 10/25/2059 (A)	6,817,276	6,352,693
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (C), 03/25/2063 (A)	$ 2,504,970	$ 2,516,839
Series 2024-NQM14, Class A1, 4.94% (C), 09/25/2064 (A)	3,271,289	3,225,195
Series 2024-NQM4, Class A1, 6.07% (C), 01/25/2064 (A)	4,229,077	4,250,365
Series 2024-NQM5, Class A1, 5.99% (C), 01/25/2064 (A)	1,619,216	1,627,367
Series 2024-NQM6, Class A1, 6.45% (C), 02/25/2064 (A)	4,160,962	4,202,337
Series 2024-NQM8, Class A1, 6.23% (C), 05/25/2064 (A)	2,659,279	2,681,931
Reperforming Loan Trust REMICS
Series 2006-R1, Class AF1, 1-Month Term SOFR + 0.45%, 4.79% (C), 01/25/2036 (A)	835,228	782,333
Towd Point Mortgage Trust
Series 2017-4, Class A1, 2.75% (C), 06/25/2057 (A)	3,725,985	3,616,866
Series 2017-6, Class A1, 2.75% (C), 10/25/2057 (A)	6,502,744	6,349,572
Series 2018-2, Class A1, 3.25% (C), 03/25/2058 (A)	137,965	135,549
Series 2018-4, Class A1, 3.00% (C), 06/25/2058 (A)	6,439,903	5,987,007
Series 2019-1, Class A1, 3.75% (C), 03/25/2058 (A)	8,324,043	7,973,880
Series 2019-4, Class A1, 2.90% (C), 10/25/2059 (A)	6,504,552	6,187,602
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	11,425,294	10,233,188
Series 2022-1, Class A1, 3.75% (C), 07/25/2062 (A)	9,801,416	9,180,725
Series 2022-4, Class A1, 3.75%, 09/25/2062 (A)	5,505,827	5,169,777
Series 2023-1, Class A1, 3.75%, 01/25/2063 (A)	8,110,988	7,693,596
VEGAS Trust
5.52%, 11/10/2039 (A)	7,500,000	7,518,152
Verus Securitization Trust
Series 2024-7, Class A1, 5.10% (C), 09/25/2069 (A)	8,794,269	8,726,032
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR13, Class A1A1, 1-Month Term SOFR + 0.69%, 5.03% (C), 10/25/2045	533,133	519,705
Total Mortgage-Backed Securities (Cost $205,775,001)		205,015,641
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.2%
Federal Home Loan Mortgage Corp.
3.00%, 04/01/2052	870,544	739,142
3.50%, 08/01/2049	573,451	514,427
5.50%, 04/01/2053 - 07/01/2053	21,787,432	21,527,443
1-Year RFUCC Treasury + 1.35%,
7.07% (C), 09/01/2035	12,109	12,395
1-Year RFUCC Treasury + 1.87%,
7.45% (C), 09/01/2035	53,804	54,524
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
3.00%, 08/01/2049 - 05/01/2052	$ 1,816,121	$ 1,543,528
4.00%, 10/01/2047 - 02/01/2048	1,359,251	1,260,108
4.50%, 08/01/2052	8,365,676	7,881,640
5.00%, 08/01/2026 - 02/01/2054	36,758,503	35,561,755
5.50%, 03/01/2053	9,489,453	9,391,068
6.00%, 06/01/2054	10,364,308	10,429,597
1-Year RFUCC Treasury + 1.34%,
5.96% (C), 12/01/2034	616	616
12-MTA + 1.20%,
6.13% (C), 06/01/2043	19,931	20,110
1-Year CMT + 2.22%,
6.64% (C), 01/01/2028	1,011	1,014
6-Month RFUCC Treasury + 1.75%,
6.87% (C), 05/01/2035	37,868	37,948
1-Year CMT + 1.81%,
6.90% (C), 08/01/2035	4,030	4,106
1-Year CMT + 2.18%,
7.18% (C), 10/01/2035	995	1,019
1-Year CMT + 2.15%,
7.28% (C), 07/01/2032	1,821	1,856
6-Month RFUCC Treasury + 1.61%,
7.36% (C), 08/01/2036	4,398	4,410
Tennessee Valley Authority
4.38%, 08/01/2034 (B)	3,823,000	3,694,966
Uniform Mortgage-Backed Security, TBA
2.00%, 01/01/2055 (H)	57,951,000	45,039,715
2.50%, 01/01/2055 (H)	23,889,000	19,439,727
5.50%, 01/01/2055 (H)	25,236,000	24,895,059
Total U.S. Government Agency Obligations (Cost $186,266,279)		182,056,173
FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Colombia - 0.1%
Colombia Government International Bonds
3.13%, 04/15/2031 (B)	2,326,000	1,845,681
Cote d'Ivoire - 0.2%
Ivory Coast Government International Bonds
8.25%, 01/30/2037 (A)	3,772,000	3,664,196
Dominican Republic - 0.2%
Dominican Republic International Bonds
4.88%, 09/23/2032 (A)	1,489,000	1,328,188
6.60%, 06/01/2036 (A)	4,015,000	3,980,873
		5,309,061
Serbia - 0.2%
Serbia International Bonds
6.00%, 06/12/2034 (A)	3,791,000	3,728,697
Uzbekistan - 0.1%
Republic of Uzbekistan International Bonds
3.90%, 10/19/2031 (A)	2,745,000	2,257,425
Total Foreign Government Obligations (Cost $16,611,870)		16,805,060
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
LOAN ASSIGNMENT - 0.1%
Software - 0.1%
Rackspace Finance LLC 1st Lien Term Loan, 1-Month Term SOFR + 6.25%, 10.85% (C), 05/15/2028	$ 1,062,057	$ 1,101,221
Total Loan Assignment (Cost $1,026,148)		1,101,221
COMMERCIAL PAPER - 0.9%
Financial Services - 0.9%
CRC Funding LLC
4.67% (I), 04/29/2025 (A)	13,500,000	13,300,437
Starbird Funding Corp.
4.89% (I), 03/06/2025 (A)	5,272,000	5,229,419
Total Commercial Paper (Cost $18,528,731)		18,529,856
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 3.7%
U.S. Treasury Bills
4.33% (I), 03/20/2025 (B)	29,011,000	28,751,827
4.34% (I), 03/20/2025 (B)	24,171,000	23,955,066
4.36% (I), 03/13/2025	17,006,000	16,867,779
4.50% (I), 02/27/2025 (B)	4,238,000	4,210,180
Total Short-Term U.S. Government Obligations (Cost $73,770,066)		73,784,852

	Shares	Value
OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (I)	11,765,530	$ 11,765,530
Total Other Investment Company (Cost $11,765,530)		11,765,530

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 1.80% (I), dated 12/31/2024, to be repurchased at $24,450,611 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.13%, due 10/31/2026, and with a value of $24,937,279.	$ 24,448,166	24,448,166
Total Repurchase Agreement (Cost $24,448,166)		24,448,166
Total Investments (Cost $2,095,496,247)		2,073,380,674
Net Other Assets (Liabilities) - (4.2)%		(84,068,623)
Net Assets - 100.0%		$ 1,989,312,051
INVESTMENT VALUATION:

Valuation Inputs (J)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$858,532,678	$—	$858,532,678
U.S. Government Obligations	—	435,856,176	—	435,856,176
Asset-Backed Securities	—	245,485,321	—	245,485,321
Mortgage-Backed Securities	—	205,015,641	—	205,015,641
U.S. Government Agency Obligations	—	182,056,173	—	182,056,173
Foreign Government Obligations	—	16,805,060	—	16,805,060
Loan Assignment	—	1,101,221	—	1,101,221
Commercial Paper	—	18,529,856	—	18,529,856
Short-Term U.S. Government Obligations	—	73,784,852	—	73,784,852
Other Investment Company	11,765,530	—	—	11,765,530
Repurchase Agreement	—	24,448,166	—	24,448,166
Total Investments	$11,765,530	$2,061,615,144	$—	$2,073,380,674
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $765,856,090, representing 38.5% of the Portfolio's net assets.

(B)
All or a portion of the security is on loan. The total value of the securities on loan is $35,088,946, collateralized by cash collateral of $11,765,530 and non-cash collateral, such as U.S. government securities of $24,052,143. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(C)
Floating or variable rate security. The rate disclosed is as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(D)	Perpetual maturity. The date displayed is the next call date.
(E)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

(F)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2024, the total value of the Regulation S securities is $6,340,916, representing
0.3% of the Portfolio's net assets.

(G)	Security is subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2024 was $0 at a weighted average interest rate of 0%.
(H)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(I)	Rate disclosed reflects the yield at December 31, 2024.
(J)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
CMT	Constant Maturity Treasury
MTA	Month Treasury Average
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $2,071,048,081) (including securities loaned of $35,088,946)	$2,048,932,508
Repurchase agreement, at value (cost $24,448,166)	24,448,166
Cash	2,693
Cash collateral pledged at broker for:
TBA commitments	2,613,000
Receivables and other assets:
When-issued, delayed-delivery, forward and TBA commitments sold	5,220,697
Net income from securities lending	16,382
Shares of beneficial interest sold	38,893
Interest	18,563,126
Total assets	2,099,835,465
Liabilities:
Cash collateral received upon return of:
Securities on loan	11,765,530
Payables and other liabilities:
Investments purchased	3,770
When-issued, delayed-delivery, forward and TBA commitments purchased	97,447,267
Shares of beneficial interest redeemed	98,162
Investment management fees	867,139
Distribution and service fees	98,516
Transfer agent costs	2,164
Trustee and CCO fees	603
Audit and tax fees	55,929
Custody fees	107,019
Legal fees	29,060
Printing and shareholder reports fees	32,581
Other accrued expenses	15,674
Total liabilities	110,523,414
Net assets	$1,989,312,051
Net assets consist of:
Capital stock ($0.01 par value)	$2,103,659
Additional paid-in capital	2,181,847,708
Total distributable earnings (accumulated losses)	(194,639,316)
Net assets	$1,989,312,051
Net assets by class:
Initial Class	$1,543,392,770
Service Class	445,919,281
Shares outstanding:
Initial Class	162,857,062
Service Class	47,508,796
Net asset value and offering price per share:
Initial Class	$9.48
Service Class	9.39
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Interest income	$123,241,656
Net income from securities lending	115,475
Total investment income	123,357,131
Expenses:
Investment management fees	11,157,462
Distribution and service fees:
Service Class	1,181,716
Transfer agent costs	25,869
Trustee and CCO fees	109,238
Audit and tax fees	75,185
Custody fees	196,778
Legal fees	225,054
Printing and shareholder reports fees	124,323
Other	157,955
Total expenses	13,253,580
Net investment income (loss)	110,103,551
Net realized gain (loss) on:
Investments	2,303,042
Foreign currency transactions	(182)
Net realized gain (loss)	2,302,860
Net change in unrealized appreciation (depreciation) on:
Investments	(64,566,225)
Translation of assets and liabilities denominated in foreign currencies	127
Net change in unrealized appreciation (depreciation)	(64,566,098)
Net realized and change in unrealized gain (loss)	(62,263,238)
Net increase (decrease) in net assets resulting from operations	$47,840,313
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$110,103,551	$92,840,366
Net realized gain (loss)	2,302,860	(9,888,422)
Net change in unrealized appreciation (depreciation)	(64,566,098)	47,084,290
Net increase (decrease) in net assets resulting from operations	47,840,313	130,036,234
Dividends and/or distributions to shareholders:
Initial Class	(74,324,743)	(14,721,993)
Service Class	(18,491,392)	(3,240,146)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(92,816,135)	(17,962,139)
Capital share transactions:
Proceeds from shares sold:
Initial Class	15,745,830	1,469,059,339
Service Class	8,088,272	4,945,369
	23,834,102	1,474,004,708
Dividends and/or distributions reinvested:
Initial Class	74,324,743	14,721,993
Service Class	18,491,392	3,240,146
	92,816,135	17,962,139
Cost of shares redeemed:
Initial Class	(513,020,659)	(340,674,893)
Service Class	(71,516,396)	(75,408,414)
	(584,537,055)	(416,083,307)
Net increase (decrease) in net assets resulting from capital share transactions	(467,886,818)	1,075,883,540
Net increase (decrease) in net assets	(512,862,640)	1,187,957,635
Net assets:
Beginning of year	2,502,174,691	1,314,217,056
End of year	$1,989,312,051	$2,502,174,691
Capital share transactions - shares:
Shares issued:
Initial Class	1,628,776	156,701,918
Service Class	848,867	530,972
	2,477,643	157,232,890
Shares reinvested:
Initial Class	7,718,042	1,588,133
Service Class	1,936,271	352,573
	9,654,313	1,940,706
Shares redeemed:
Initial Class	(53,293,797)	(35,729,393)
Service Class	(7,487,921)	(8,161,549)
	(60,781,718)	(43,890,942)
Net increase (decrease) in shares outstanding:
Initial Class	(43,946,979)	122,560,658
Service Class	(4,702,783)	(7,278,004)
	(48,649,762)	115,282,654
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.68	$9.18	$11.08	$12.08	$11.77
Investment operations:
Net investment income (loss)(A)	0.47	0.43	0.28	0.23	0.27
Net realized and unrealized gain (loss)	(0.26)	0.16	(1.91)	(0.33)	0.61
Total investment operations	0.21	0.59	(1.63)	(0.10)	0.88
Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.09)	(0.27)	(0.18)	(0.52)
Net realized gains	—	—	—	(0.72)	(0.05)
Total dividends and/or distributions to shareholders	(0.41)	(0.09)	(0.27)	(0.90)	(0.57)
Net asset value, end of year	$9.48	$9.68	$9.18	$11.08	$12.08
Total return	2.14%	6.45%	(14.84)%	(0.87)%	7.68%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,543,393	$2,001,616	$773,454	$1,153,539	$1,372,817
Expenses to average net assets	0.53%	0.53%	0.66%	0.67%	0.67%
Net investment income (loss) to average net assets	4.86%	4.67%	2.82%	1.96%	2.24%
Portfolio turnover rate	63%	76%	126%(B)	18%(B)	30%(B)

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.59	$9.09	$10.97	$11.96	$11.65
Investment operations:
Net investment income (loss)(A)	0.44	0.40	0.25	0.20	0.24
Net realized and unrealized gain (loss)	(0.25)	0.16	(1.89)	(0.32)	0.61
Total investment operations	0.19	0.56	(1.64)	(0.12)	0.85
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.06)	(0.24)	(0.15)	(0.49)
Net realized gains	—	—	—	(0.72)	(0.05)
Total dividends and/or distributions to shareholders	(0.39)	(0.06)	(0.24)	(0.87)	(0.54)
Net asset value, end of year	$9.39	$9.59	$9.09	$10.97	$11.96
Total return	1.88%	6.18%	(15.08)%	(1.07)%	7.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$445,919	$500,559	$540,763	$748,830	$813,000
Expenses to average net assets	0.78%	0.78%	0.91%	0.92%	0.92%
Net investment income (loss) to average net assets	4.61%	4.38%	2.58%	1.72%	1.99%
Portfolio turnover rate	63%	76%	126%(B)	18%(B)	30%(B)

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
The Portfolio held no unfunded loan participations at December 31, 2024. Open funded loan participations and assignments at December 31, 2024, if any, are included within the Schedule of Investments.
Payment in-kind ("PIK") securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.
PIKs held at December 31, 2024, if any, are identified within the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at December 31, 2024, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.
The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio's forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio's portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2024, the Portfolio earned price drop fee income of $0. The price drop fee income is included in Interest income within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.
Open sale-buyback financing transactions at December 31, 2024, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$8,606,508	$—	$—	$—	$8,606,508
Foreign Government Obligations	1,443,416	—	—	—	1,443,416
Short-Term U.S. Government Obligations	5,487	—	—	—	5,487
U.S. Government Agency Obligations	1,336,981	—	—	—	1,336,981
U.S. Government Obligations	373,138	—	—	—	373,138
Total Securities Lending Transactions	$11,765,530	$—	$—	$—	$11,765,530
Total Borrowings	$11,765,530	$—	$—	$—	$11,765,530
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Portfolio.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Bank obligations risk: Investments in bank obligations may expose the Portfolio to adverse developments in or related to the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make, affect the interest rates and fees they charge and reduce bank profitability.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, AUIM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.510%
Over $500 million up to $1 billion	0.490
Over $1 billion up to $1.5 billion	0.480
Over $1.5 billion	0.475
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Initial Class	0.58%	May 1, 2025
Service Class	0.83	May 1, 2025
Prior to May 1,2024
Initial Class	0.66
Service Class	0.87
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$604,353,657	$740,225,817	$777,835,084	$1,009,369,897
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization accruals, straddle loss deferrals, interest written off and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$2,096,639,745	$23,140,054	$(46,399,125)	$(23,259,071)
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$111,614,841	$170,041,909
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$92,816,135	$—	$—	$—	$17,962,139	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$110,440,577	$—	$—	$(281,656,750)	$—	$(164,072)	$(23,259,071)
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. OPERATING SEGMENTS (continued)
(“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Aegon Bond VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Bond VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Bond VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Aegon Core Bond VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Principal	Value
CORPORATE DEBT SECURITIES - 34.2%
Aerospace & Defense - 0.9%
Boeing Co.
6.53%, 05/01/2034	$ 1,079,000	$ 1,130,716
6.86%, 05/01/2054	367,000	390,824
General Electric Co.
4.50%, 03/11/2044	1,109,000	960,240
HEICO Corp.
5.35%, 08/01/2033	747,000	745,396
		3,227,176
Automobile Components - 0.2%
Aptiv Swiss Holdings Ltd.
3.25%, 03/01/2032	462,000	398,663
ZF North America Capital, Inc.
6.88%, 04/23/2032 (A)	406,000	384,986
		783,649
Automobiles - 1.2%
BMW U.S. Capital LLC
2.80%, 04/11/2026 (A)	663,000	648,278
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	1,076,000	1,059,138
6.95%, 03/06/2026	600,000	610,597
General Motors Co.
6.25%, 10/02/2043	197,000	195,442
General Motors Financial Co., Inc.
5.00%, 04/09/2027	630,000	630,651
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028 (A)	772,000	800,326
Volkswagen Group of America Finance LLC
1.63%, 11/24/2027 (A)	650,000	586,797
		4,531,229
Banks - 5.7%
Banco Santander SA
Fixed until 03/14/2027, 5.55% (B), 03/14/2028	600,000	605,201
Bank of America Corp.
Fixed until 01/23/2034, 5.47% (B), 01/23/2035	448,000	448,606
Fixed until 09/15/2028, 5.82% (B), 09/15/2029	2,395,000	2,454,558
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (B), 07/21/2039	272,000	273,727
Barclays PLC
Fixed until 03/12/2054, 6.04% (B), 03/12/2055	200,000	200,269
Fixed until 11/02/2025, 7.33% (B), 11/02/2026	1,075,000	1,094,399
Citigroup, Inc.
Fixed until 06/11/2034, 5.45% (B), 06/11/2035	365,000	362,072
Fixed until 05/25/2033, 6.17% (B), 05/25/2034	346,000	352,767
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (B), 10/21/2032	997,000	842,879
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
ING Groep NV
Fixed until 09/11/2033, 6.11% (B), 09/11/2034	$ 581,000	$ 601,651
Intesa Sanpaolo SpA
Fixed until 11/21/2032, 8.25% (B), 11/21/2033 (A)	672,000	753,879
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (B), 04/22/2027	1,063,000	1,020,342
Fixed until 01/23/2029, 5.01% (B), 01/23/2030	2,017,000	2,014,976
Fixed until 01/23/2034, 5.34% (B), 01/23/2035	449,000	446,942
Fixed until 04/22/2034, 5.77% (B), 04/22/2035	333,000	340,718
Lloyds Banking Group PLC
Fixed until 08/11/2032, 4.98% (B), 08/11/2033	431,000	414,236
Fixed until 01/05/2034, 5.68% (B), 01/05/2035	707,000	704,246
M&T Bank Corp.
Fixed until 03/13/2031, 6.08% (B), 03/13/2032	356,000	365,194
Fixed until 10/30/2028, 7.41% (B), 10/30/2029	351,000	376,388
Morgan Stanley
Fixed until 01/16/2029, 5.17% (B), 01/16/2030	1,784,000	1,786,936
Fixed until 07/19/2034, 5.32% (B), 07/19/2035	1,062,000	1,044,972
PNC Financial Services Group, Inc.
Fixed until 01/22/2034, 5.68% (B), 01/22/2035	126,000	127,490
Fixed until 08/18/2033, 5.94% (B), 08/18/2034	708,000	729,299
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (B), 01/26/2034	1,180,000	1,146,841
Fixed until 06/08/2033, 5.87% (B), 06/08/2034	379,000	385,953
Fixed until 10/30/2028, 7.16% (B), 10/30/2029	346,000	370,077
UBS Group AG
Fixed until 09/06/2044, 5.38% (B), 09/06/2045 (A)	400,000	381,489
Fixed until 08/12/2032, 6.54% (B), 08/12/2033 (A)	751,000	796,706
Wells Fargo & Co.
Fixed until 07/25/2033, 5.56% (B), 07/25/2034	1,004,000	1,002,458
		21,445,271
Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	709,000	601,112
Constellation Brands, Inc.
3.15%, 08/01/2029	349,000	321,296
3.70%, 12/06/2026	168,000	165,100
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
Diageo Capital PLC
5.50%, 01/24/2033	$ 445,000	$ 453,313
		1,540,821
Biotechnology - 0.6%
Amgen, Inc.
2.80%, 08/15/2041	430,000	299,649
5.60%, 03/02/2043	410,000	400,053
CSL Finance PLC
4.63%, 04/27/2042 (A)	426,000	374,463
Gilead Sciences, Inc.
5.10%, 06/15/2035	714,000	703,216
Royalty Pharma PLC
2.20%, 09/02/2030	561,000	476,672
		2,254,053
Building Products - 0.3%
Holcim Finance U.S. LLC
4.75%, 09/22/2046 (A)	220,000	185,766
Mohawk Industries, Inc.
5.85%, 09/18/2028	389,000	399,981
Vulcan Materials Co.
5.35%, 12/01/2034	545,000	543,482
		1,129,229
Chemicals - 0.2%
Nutrien Ltd.
4.90%, 03/27/2028	436,000	435,837
OCP SA
6.75%, 05/02/2034 (A)	367,000	374,340
		810,177
Commercial Services & Supplies - 1.5%
ADT Security Corp.
4.13%, 08/01/2029 (A)	712,000	654,632
Ashtead Capital, Inc.
5.55%, 05/30/2033 (A)	334,000	328,890
5.80%, 04/15/2034 (A)	230,000	230,234
Element Fleet Management Corp.
6.32%, 12/04/2028 (A)	1,077,000	1,122,355
Equifax, Inc.
5.10%, 12/15/2027	349,000	350,865
GXO Logistics, Inc.
2.65%, 07/15/2031	1,490,000	1,248,408
6.50%, 05/06/2034	417,000	427,741
Quanta Services, Inc.
2.90%, 10/01/2030	805,000	718,994
5.25%, 08/09/2034	38,000	37,158
Veralto Corp.
5.45%, 09/18/2033	460,000	461,832
		5,581,109
Communications Equipment - 0.9%
T-Mobile USA, Inc.
3.50%, 04/15/2031	718,000	651,727
3.88%, 04/15/2030	454,000	427,149
5.15%, 04/15/2034	741,000	729,226
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Communications Equipment (continued)
Verizon Communications, Inc.
1.68%, 10/30/2030	$ 804,000	$ 668,975
2.99%, 10/30/2056	1,377,000	818,362
		3,295,439
Construction & Engineering - 0.3%
D.R. Horton, Inc.
5.00%, 10/15/2034	643,000	621,862
Sitios Latinoamerica SAB de CV
6.00%, 11/25/2029 (A)	442,000	439,414
		1,061,276
Consumer Staples Distribution & Retail - 0.4%
7-Eleven, Inc.
1.80%, 02/10/2031 (A)	823,000	663,860
Lowe's Cos., Inc.
3.75%, 04/01/2032	951,000	871,214
		1,535,074
Containers & Packaging - 0.1%
Sonoco Products Co.
2.25%, 02/01/2027	559,000	528,598
Distributors - 0.1%
LKQ Corp.
6.25%, 06/15/2033	405,000	417,845
Diversified REITs - 1.5%
Safehold GL Holdings LLC
6.10%, 04/01/2034	556,000	566,422
SBA Tower Trust
6.60%, 11/15/2052 (A)	2,874,000	2,947,354
VICI Properties LP
4.95%, 02/15/2030	721,000	706,943
Weyerhaeuser Co.
4.00%, 04/15/2030	770,000	729,581
WP Carey, Inc.
5.38%, 06/30/2034	587,000	582,749
		5,533,049
Electric Utilities - 1.2%
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (A)	443,000	430,388
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	63,000	63,751
CMS Energy Corp.
2.95%, 02/15/2027	87,000	83,696
4.88%, 03/01/2044	111,000	98,858
DTE Electric Co.
4.30%, 07/01/2044	1,121,000	945,414
Duke Energy Corp.
3.75%, 09/01/2046	1,096,000	807,815
Duke Energy Progress LLC
3.60%, 09/15/2047	761,000	554,284
NRG Energy, Inc.
6.00%, 02/01/2033 (A)	140,000	135,740
Oncor Electric Delivery Co. LLC
5.30%, 06/01/2042	41,000	39,281
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Pacific Gas & Electric Co.
3.75%, 08/15/2042	$ 76,000	$ 57,169
Public Service Co. of Oklahoma
6.63%, 11/15/2037	134,000	143,047
Public Service Electric & Gas Co.
3.00%, 05/15/2025	751,000	746,383
Vistra Operations Co. LLC
6.88%, 04/15/2032 (A)	408,000	417,758
		4,523,584
Electronic Equipment, Instruments & Components - 1.0%
Amphenol Corp.
5.25%, 04/05/2034	711,000	713,708
Arrow Electronics, Inc.
2.95%, 02/15/2032	743,000	632,583
5.88%, 04/10/2034	362,000	364,064
Keysight Technologies, Inc.
4.60%, 04/06/2027	615,000	611,954
4.95%, 10/15/2034	294,000	282,998
Sensata Technologies, Inc.
4.38%, 02/15/2030 (A)	471,000	431,453
Trimble, Inc.
6.10%, 03/15/2033	610,000	633,563
		3,670,323
Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (A)	635,000	616,465
Financial Services - 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.45%, 04/03/2026	867,000	862,448
4.95%, 09/10/2034	400,000	381,299
American Express Co.
Fixed until 04/25/2029, 5.53% (B), 04/25/2030	696,000	708,938
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	388,000	375,672
Avolon Holdings Funding Ltd.
5.50%, 01/15/2026 (A)	410,000	411,111
5.75%, 11/15/2029 (A)	1,080,000	1,093,055
Charles Schwab Corp.
Fixed until 05/19/2033, 5.85% (B), 05/19/2034	1,236,000	1,273,428
LPL Holdings, Inc.
5.70%, 05/20/2027	366,000	370,481
		5,476,432
Food Products - 1.4%
BAT Capital Corp.
6.00%, 02/20/2034	871,000	895,572
Bunge Ltd. Finance Corp.
4.65%, 09/17/2034	835,000	788,750
Cargill, Inc.
5.13%, 10/11/2032 (A)	436,000	433,589
J M Smucker Co.
6.50%, 11/15/2043	359,000	382,750
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Kroger Co.
5.00%, 09/15/2034	$ 454,000	$ 439,193
Philip Morris International, Inc.
4.90%, 11/01/2034	905,000	869,867
5.63%, 11/17/2029	688,000	708,870
Viterra Finance BV
4.90%, 04/21/2027 (A)	634,000	628,075
		5,146,666
Health Care Equipment & Supplies - 0.3%
Alcon Finance Corp.
5.75%, 12/06/2052 (A)	324,000	319,274
GE HealthCare Technologies, Inc.
4.80%, 08/14/2029	547,000	541,932
5.86%, 03/15/2030	331,000	342,905
		1,204,111
Health Care Providers & Services - 1.3%
Centene Corp.
3.38%, 02/15/2030	509,000	453,356
Cigna Group
2.40%, 03/15/2030	647,000	566,136
5.25%, 02/15/2034	827,000	811,287
Elevance Health, Inc.
2.25%, 05/15/2030	532,000	462,265
HCA, Inc.
5.60%, 04/01/2034	559,000	550,809
6.00%, 04/01/2054	556,000	530,442
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (A)	275,000	266,640
Laboratory Corp. of America Holdings
4.80%, 10/01/2034	812,000	769,707
UnitedHealth Group, Inc.
5.20%, 04/15/2063	653,000	588,425
		4,999,067
Hotel & Resort REITs - 0.1%
Host Hotels & Resorts LP
5.70%, 07/01/2034	270,000	269,628
Hotels, Restaurants & Leisure - 0.4%
Hyatt Hotels Corp.
5.25%, 06/30/2029	564,000	564,497
MGM Resorts International
6.13%, 09/15/2029	628,000	627,211
Warnermedia Holdings, Inc.
5.05%, 03/15/2042	499,000	401,935
		1,593,643
Insurance - 1.8%
Allstate Corp.
5.05%, 06/24/2029	1,164,000	1,169,654
5.25%, 03/30/2033	364,000	363,295
Arthur J Gallagher & Co.
5.55%, 02/15/2055	674,000	650,543
Constellation Insurance, Inc.
6.80%, 01/24/2030 (A)	1,614,000	1,568,957
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Corebridge Financial, Inc.
5.75%, 01/15/2034	$ 415,000	$ 422,566
Muenchener Rueckversicherungs- Gesellschaft AG
Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (A)	600,000	610,342
Prudential Financial, Inc.
Fixed until 07/01/2030, 3.70% (B), 10/01/2050	866,000	770,423
RGA Global Funding
5.05%, 12/06/2031 (A)	1,092,000	1,073,889
		6,629,669
Internet & Catalog Retail - 0.3%
Expedia Group, Inc.
2.95%, 03/15/2031	54,000	47,567
Meta Platforms, Inc.
4.80%, 05/15/2030	663,000	668,754
Uber Technologies, Inc.
4.80%, 09/15/2034	341,000	326,361
		1,042,682
IT Services - 0.4%
Dell International LLC/EMC Corp.
4.85%, 02/01/2035	857,000	814,063
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	900,000	865,636
		1,679,699
Machinery - 0.6%
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	1,103,000	990,630
5.75%, 01/15/2035	222,000	221,602
Ingersoll Rand, Inc.
5.45%, 06/15/2034	552,000	555,872
Regal Rexnord Corp.
6.40%, 04/15/2033	527,000	544,015
		2,312,119
Media - 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.80%, 03/01/2050	622,000	468,219
Comcast Corp.
2.94%, 11/01/2056	356,000	207,956
NBCUniversal Media LLC
4.45%, 01/15/2043	436,000	371,703
		1,047,878
Metals & Mining - 0.7%
Anglo American Capital PLC
4.50%, 03/15/2028 (A)	972,000	952,783
ArcelorMittal SA
6.55%, 11/29/2027	897,000	933,184
Glencore Funding LLC
2.63%, 09/23/2031 (A)	747,000	630,422
		2,516,389
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (A)	$ 284,000	$ 278,753
Office REITs - 0.1%
COPT Defense Properties LP
2.00%, 01/15/2029	429,000	377,576
Oil, Gas & Consumable Fuels - 3.5%
Boardwalk Pipelines LP
3.40%, 02/15/2031	388,000	346,659
Chevron USA, Inc.
3.25%, 10/15/2029	550,000	517,471
Diamondback Energy, Inc.
5.40%, 04/18/2034	951,000	935,953
Ecopetrol SA
7.75%, 02/01/2032	574,000	557,041
Enbridge, Inc.
5.63%, 04/05/2034	792,000	796,980
Energy Transfer LP
5.15%, 02/01/2043	443,000	391,035
5.55%, 02/15/2028	385,000	391,065
5.95%, 10/01/2043	409,000	397,218
Enterprise Products Operating LLC
4.25%, 02/15/2048	1,365,000	1,096,656
EQM Midstream Partners LP
6.38%, 04/01/2029 (A)	245,000	245,824
Greensaif Pipelines Bidco SARL
5.85%, 02/23/2036 (A)	336,000	331,637
Hess Midstream Operations LP
6.50%, 06/01/2029 (A)	316,000	319,128
Occidental Petroleum Corp.
5.20%, 08/01/2029	374,000	371,004
5.55%, 03/15/2026	927,000	930,233
ONEOK, Inc.
6.10%, 11/15/2032	889,000	920,890
Ovintiv, Inc.
6.25%, 07/15/2033	589,000	603,174
Petroleos Mexicanos
6.84%, 01/23/2030	1,306,000	1,192,950
7.69%, 01/23/2050	290,000	218,805
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029	630,000	585,840
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	371,000	362,196
Shell Finance U.S., Inc.
3.75%, 09/12/2046	517,000	388,843
Shell International Finance BV
2.50%, 09/12/2026	390,000	377,291
Western Midstream Operating LP
6.15%, 04/01/2033	605,000	617,993
Williams Cos., Inc.
5.40%, 03/04/2044	71,000	66,576
		12,962,462
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Passenger Airlines - 0.1%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	$ 316,009	$ 298,399
Personal Care Products - 0.3%
Kenvue, Inc.
5.00%, 03/22/2030	976,000	984,043
Pharmaceuticals - 1.2%
Bayer U.S. Finance II LLC
4.38%, 12/15/2028 (A)	575,000	552,913
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	269,000	259,496
Cardinal Health, Inc.
5.45%, 02/15/2034	442,000	440,505
CVS Health Corp.
5.25%, 01/30/2031	299,000	292,068
6.00%, 06/01/2044	654,000	618,917
Fixed until 12/10/2029, 7.00% (B), 03/10/2055	718,000	720,409
Merck & Co., Inc.
5.00%, 05/17/2053	777,000	708,234
Pfizer Investment Enterprises Pte. Ltd.
5.11%, 05/19/2043	653,000	613,875
Viatris, Inc.
2.30%, 06/22/2027	375,000	351,724
		4,558,141
Residential REITs - 0.2%
American Homes 4 Rent LP
5.50%, 02/01/2034	732,000	728,934
Semiconductors & Semiconductor Equipment - 1.4%
Advanced Micro Devices, Inc.
3.92%, 06/01/2032	942,000	874,677
Broadcom, Inc.
3.14%, 11/15/2035 (A)	734,000	599,552
Foundry JV Holdco LLC
5.88%, 01/25/2034 (A)	696,000	681,049
KLA Corp.
3.30%, 03/01/2050	698,000	482,905
Microchip Technology, Inc.
5.05%, 03/15/2029	701,000	699,720
Micron Technology, Inc.
5.30%, 01/15/2031	745,000	744,104
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	400,000	256,889
3.40%, 05/01/2030	701,000	643,917
QUALCOMM, Inc.
3.25%, 05/20/2050	493,000	336,425
		5,319,238
Software - 1.4%
AppLovin Corp.
5.50%, 12/01/2034	684,000	679,384
Cadence Design Systems, Inc.
4.70%, 09/10/2034	439,000	421,039
Fiserv, Inc.
5.45%, 03/02/2028	622,000	631,824
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software (continued)
Intuit, Inc.
5.50%, 09/15/2053	$ 275,000	$ 269,701
Oracle Corp.
3.65%, 03/25/2041	496,000	387,161
4.70%, 09/27/2034	676,000	640,870
6.90%, 11/09/2052	640,000	718,217
Roper Technologies, Inc.
4.90%, 10/15/2034	637,000	612,470
Take-Two Interactive Software, Inc.
3.55%, 04/14/2025	1,013,000	1,009,292
		5,369,958
Transportation Infrastructure - 0.1%
United Parcel Service, Inc.
5.15%, 05/22/2034 (C)	438,000	437,403
		437,403
Total Corporate Debt Securities (Cost $128,319,273)		127,717,257
U.S. GOVERNMENT OBLIGATIONS - 26.2%
U.S. Treasury - 24.5%
U.S. Treasury Bonds
1.25%, 05/15/2050	1,235,000	586,625
1.88%, 11/15/2051	1,041,800	575,676
2.00%, 02/15/2050	1,692,500	984,493
2.25%, 08/15/2046 - 02/15/2052	3,920,900	2,462,908
2.38%, 05/15/2051	1,119,300	705,072
2.50%, 02/15/2045 - 05/15/2046	4,904,600	3,368,408
2.75%, 08/15/2047 - 11/15/2047	3,635,600	2,558,416
2.88%, 08/15/2045 - 05/15/2049	2,557,500	1,852,583
3.00%, 08/15/2048 - 08/15/2052	3,300,800	2,403,770
3.13%, 05/15/2048	513,000	384,810
3.50%, 02/15/2039	1,276,000	1,119,441
3.63%, 02/15/2044 - 05/15/2053	2,263,300	1,861,999
3.88%, 02/15/2043	484,000	427,508
4.00%, 11/15/2052	1,172,000	1,022,616
4.13%, 08/15/2044	1,222,000	1,107,056
4.25%, 05/15/2039 - 08/15/2054	4,366,000	4,013,816
4.50%, 11/15/2054	892,000	851,999
4.63%, 05/15/2044 - 05/15/2054	2,809,000	2,731,537
4.75%, 11/15/2043 - 11/15/2053	3,441,000	3,406,360
5.25%, 02/15/2029	736,800	763,624
U.S. Treasury Notes
0.63%, 05/15/2030	3,214,800	2,637,517
0.88%, 06/30/2026	3,524,000	3,352,893
1.25%, 11/30/2026 - 08/15/2031	5,300,000	4,480,603
1.38%, 11/15/2031	2,360,000	1,928,378
1.50%, 01/31/2027 - 02/15/2030	3,608,500	3,206,462
1.63%, 05/15/2026 - 05/15/2031	6,280,300	5,439,255
2.00%, 02/15/2025	2,168,000	2,161,818
2.25%, 11/15/2025 - 11/15/2027	3,996,700	3,911,298
2.63%, 02/15/2029	529,000	494,512
2.75%, 05/15/2025 (C)	2,707,000	2,692,111
3.50%, 01/31/2028	2,822,000	2,756,962
3.63%, 05/31/2028	1,286,000	1,257,668
3.75%, 12/31/2030	2,346,000	2,260,041
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Notes (continued)
3.88%, 08/15/2034	$ 970,000	$ 917,408
4.00%, 01/15/2027 - 06/30/2028	4,963,000	4,934,247
4.13%, 09/30/2027 - 07/31/2031	4,800,300	4,738,103
4.25%, 02/28/2031 - 11/15/2034	5,032,000	4,962,422
4.38%, 08/31/2028 - 05/15/2034	1,881,000	1,864,831
4.50%, 05/31/2029	3,448,000	3,464,028
4.63%, 04/30/2029	755,000	762,137
		91,411,411
U.S. Treasury Inflation-Protected Securities - 1.7%
U.S. Treasury Inflation-Protected Indexed Bonds
1.75%, 01/15/2028	970,328	963,139
2.50%, 01/15/2029	3,631,835	3,695,342
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	1,979,673	1,784,371
		6,442,852
Total U.S. Government Obligations (Cost $102,055,481)		97,854,263
U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.3%
Federal Home Loan Mortgage Corp.
3.00%, 02/01/2052	816,173	692,548
3.50%, 06/01/2042 - 06/01/2043	424,843	385,610
4.00%, 06/01/2042 - 01/01/2046	733,459	685,741
4.50%, 06/01/2048	329,702	314,837
5.50%, 04/01/2053 - 07/01/2053	2,435,177	2,406,129
6.00%, 12/01/2034	30,657	30,911
1-Month SOFR Average + 0.66%,
5.26% (B), 03/15/2044	2,328	2,304
1-Year RFUCC Treasury + 1.67%,
6.23% (B), 11/01/2036	12,921	13,039
1-Year RFUCC Treasury + 1.69%,
6.32% (B), 12/01/2036	2,035	2,056
1-Year CMT + 2.25%,
6.38% (B), 01/01/2035	9,030	9,321
6.93% (B), 02/01/2036	14,866	15,320
7.13% (B), 05/01/2036	3,559	3,673
1-Year CMT + 2.37%,
6.84% (B), 09/01/2034	10,884	11,230
6-Month RFUCC Treasury + 1.77%,
7.16% (B), 10/01/2036	10,452	10,660
6-Month RFUCC Treasury + 1.83%,
7.34% (B), 07/01/2036	13,239	13,507
1-Year CMT + 2.36%,
7.36% (B), 10/01/2036	4,126	4,263
6-Month RFUCC Treasury + 1.84%,
7.38% (B), 03/01/2037	3,930	4,003
1-Year RFUCC Treasury + 1.95%,
7.42% (B), 06/01/2036	17,829	18,325
6-Month RFUCC Treasury + 2.11%,
7.82% (B), 02/01/2037	11,086	11,237
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.01%, 07/25/2025	$ 1,312,101	$ 1,300,468
Federal Home Loan Mortgage Corp. REMICS
(3.33) * 1-Month SOFR Average + 17.12%,
1.79% (B), 02/15/2040	21,898	21,532
(2.00) * 1-Month SOFR Average + 13.06%,
3.86% (B), 07/15/2033	12,759	12,847
(1.25) * 1-Month SOFR Average + 9.98%,
4.23% (B), 07/15/2032	10,983	10,909
1-Month SOFR Average + 0.46%,
5.06% (B), 06/15/2043	311,198	303,624
1-Month SOFR Average + 0.51%,
5.11% (B), 10/15/2041	61,803	61,405
5.37% (B), 07/15/2037	41,535	40,822
1-Month SOFR Average + 0.55%,
5.15% (B), 02/15/2037	2,276	2,246
5.50%, 04/15/2033 - 05/15/2038	5,273	5,276
6.00%, 11/15/2032	17,486	17,892
6.50%, 08/15/2031 - 07/15/2036	70,242	72,605
7.00%, 10/15/2030 - 05/15/2032	63,231	65,642
7.25%, 12/15/2030	8,065	8,371
7.50%, 08/15/2030	8,805	9,103
8.00%, 01/15/2030	35,472	37,054
(3.62) * 1-Month SOFR Average + 26.80%,
5.50% (B), 05/15/2041	18,695	17,564
(1.83) * 1-Month SOFR Average + 14.55%,
6.12% (B), 09/15/2033	1,918	2,021
Federal Home Loan Mortgage Corp. REMICS, Interest Only STRIPS
(1.00) * 1-Month SOFR Average + 5.89%,
1.29% (B), 11/15/2037 - 02/15/2039	35,607	2,655
1.37% (B), 01/15/2040	21,839	1,725
(1.00) * 1-Month SOFR Average + 6.09%,
1.49% (B), 06/15/2038	86,143	8,583
(1.00) * 1-Month SOFR Average + 6.26%,
1.66% (B), 10/15/2037	163,655	15,662
(1.00) * 1-Month SOFR Average + 6.31%,
1.71% (B), 11/15/2037	21,205	1,446
(1.00) * 1-Month SOFR Average + 6.69%,
2.09% (B), 04/15/2038	16,264	1,520
(1.00) * 1-Month SOFR Average + 6.99%,
2.39% (B), 07/15/2036	5,948	614
(1.00) * 1-Month SOFR Average + 7.89%,
3.29% (B), 03/15/2032	7,358	688
Federal Home Loan Mortgage Corp. REMICS, Principal Only STRIPS
12/15/2032 - 01/15/2040	56,035	46,990
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%,
6.03% (B), 10/25/2044	64,095	58,355
7.00%, 02/25/2043	26,233	26,889
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Interest Only STRIPS
5.00%, 09/15/2035	$ 13,032	$ 2,029
Federal National Mortgage Association
2.50%, 12/01/2051 - 07/01/2061	2,733,522	2,226,728
3.00%, 01/01/2043 - 07/01/2060	1,633,494	1,385,960
3.50%, 08/01/2032 - 03/01/2060	1,604,434	1,448,113
4.00%, 07/01/2042 - 08/01/2048	1,269,924	1,183,546
4.50%, 08/01/2052	2,352,572	2,216,453
5.00%, 03/01/2053 - 02/01/2054	9,233,527	8,933,467
5.50%, 03/01/2053 - 01/01/2058	3,480,278	3,475,138
6.00%, 10/01/2033 - 06/01/2054	1,703,755	1,714,450
6.50%, 01/01/2036	6,816	6,764
8.00%, 11/01/2037	3,094	3,200
1-Year RFUCC Treasury + 1.79%,
6.29% (B), 01/01/2038	184	185
1-Year CMT + 2.23%,
6.62% (B), 01/01/2036	5,985	6,164
Federal National Mortgage Association REMICS
(1.33) * 1-Month SOFR Average + 7.31%,
1.07% (B), 08/25/2033	20,158	18,589
(2.50) * 1-Month SOFR Average + 13.46%,
1.76% (B), 07/25/2033	6,090	5,921
(1.88) * 1-Month SOFR Average + 11.06%,
2.48% (B), 07/25/2035	33,216	31,603
(2.75) * 1-Month SOFR Average + 16.19%,
3.62% (B), 05/25/2034	3,353	3,415
(2.00) * 1-Month SOFR Average + 13.77%,
4.63% (B), 03/25/2038	2,813	2,599
(1.67) * 1-Month SOFR Average + 12.31%,
4.69% (B), 09/25/2033	2,625	2,612
1-Month SOFR Average + 0.41%,
4.98% (B), 08/25/2041	12,013	11,982
1-Month SOFR Average + 0.36%,
5.01% (B), 06/27/2036	10,063	10,132
1-Month SOFR Average + 0.46%,
5.03% (B), 04/25/2035 - 08/25/2036	22,301	22,014
5.22% (B), 10/25/2042	9,135	9,067
6.00%, 08/25/2037	8,713	8,977
6.50%, 05/25/2044	22,804	23,084
7.00%, 03/25/2031 - 11/25/2031	40,512	41,777
(4.00) * 1-Month SOFR Average + 23.54%,
5.27% (B), 05/25/2034	2,876	3,105
(2.50) * 1-Month SOFR Average + 17.09%,
5.67% (B), 07/25/2035	21,384	21,967
(1.83) * 1-Month SOFR Average + 14.27%,
5.90% (B), 12/25/2032	1,603	1,691
(2.00) * 1-Month SOFR Average + 15.27%,
6.07% (B), 11/25/2031	6,064	6,530
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMICS (continued)
(2.75) * 1-Month SOFR Average + 19.21%,
6.65% (B), 04/25/2034 - 05/25/2034	$ 26,669	$ 28,541
(3.67) * 1-Month SOFR Average + 24.15%,
7.39% (B), 03/25/2036	7,136	8,534
(4.00) * 1-Month SOFR Average + 25.74%,
7.47% (B), 10/25/2036	2,155	2,500
(4.00) * 1-Month SOFR Average + 26.10%,
7.83% (B), 12/25/2036	1,429	1,476
(3.25) * 1-Month SOFR Average + 24.82%,
9.97% (B), 02/25/2032	920	1,050
(6.67) * 1-Month SOFR Average + 53.24%,
10.00% (B), 03/25/2032	734	771
Federal National Mortgage Association REMICS, Interest Only STRIPS
0.90% (B), 08/25/2042	119,659	4,177
1.24% (B), 04/25/2041	14,697	843
1.40% (B), 01/25/2038	10,196	556
6.50%, 05/25/2033	6,970	1,050
7.00%, 06/25/2033	9,421	1,234
(1.00) * 1-Month SOFR Average + 5.74%,
1.17% (B), 09/25/2038	49,870	3,120
(1.00) * 1-Month SOFR Average + 5.80%,
1.23% (B), 02/25/2038	23,686	1,791
(1.00) * 1-Month SOFR Average + 5.99%,
1.42% (B), 06/25/2037	14,287	1,000
(1.00) * 1-Month SOFR Average + 6.07%,
1.50% (B), 12/25/2039	3,873	262
(1.00) * 1-Month SOFR Average + 6.09%,
1.52% (B), 03/25/2038	5,056	343
(1.00) * 1-Month SOFR Average + 6.31%,
1.74% (B), 04/25/2040	7,226	443
(1.00) * 1-Month SOFR Average + 6.42%,
1.85% (B), 01/25/2041	102,503	13,509
(1.00) * 1-Month SOFR Average + 6.43%,
1.86% (B), 09/25/2037	16,619	1,593
(1.00) * 1-Month SOFR Average + 6.44%,
1.87% (B), 02/25/2039	8,936	779
(1.00) * 1-Month SOFR Average + 6.47%,
1.90% (B), 06/25/2036	9,896	943
(1.00) * 1-Month SOFR Average + 6.59%,
2.02% (B), 03/25/2036	197,875	17,213
(1.00) * 1-Month SOFR Average + 7.04%,
2.47% (B), 07/25/2037	28,009	3,637
Federal National Mortgage Association REMICS, Principal Only STRIPS
12/25/2032 - 10/25/2043	336,835	258,307
Federal National Mortgage Association Whole Loan
1-Month SOFR Average + 0.37%,
4.94% (B), 11/25/2046	36,391	36,040
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association, Principal Only STRIPS
08/25/2032 - 01/25/2033	$ 11,924	$ 10,658
Federal National Mortgage Association- ACES, Interest Only STRIPS
1.91% (B), 11/25/2033	3,203,822	220,147
1.95% (B), 07/25/2030	5,989,222	369,465
Government National Mortgage Association REMICS
1.65%, 01/20/2063	13	11
(2.00) * 1-Month Term SOFR + 13.17%,
4.43% (B), 10/20/2037	8,096	8,040
1-Month Term SOFR + 0.41%,
5.07% (B), 08/20/2060	30	29
1-Month Term SOFR + 0.54%,
5.20% (B), 04/20/2060	456	452
1-Month Term SOFR + 0.56%,
5.22% (B), 03/20/2060	3,562	3,528
1-Month Term SOFR + 0.63%,
5.28% (B), 10/20/2062	21,246	21,223
1-Month Term SOFR + 0.66%,
5.32% (B), 07/20/2062	438	438
1-Month Term SOFR + 0.69%,
5.35% (B), 09/20/2062	795	794
1-Month Term SOFR + 0.81%,
5.47% (B), 05/20/2061	920	920
(2.41) * 1-Month Term SOFR + 16.16%,
5.56% (B), 06/17/2035	3,037	3,194
(3.00) * 1-Month Term SOFR + 19.86%,
6.75% (B), 09/20/2037	3,380	3,602
(2.20) * 1-Month Term SOFR + 16.47%,
6.83% (B), 05/18/2034	48	50
(2.75) * 1-Month Term SOFR + 19.35%,
7.26% (B), 04/16/2034	11,561	12,524
(4.91) * 1-Month Term SOFR + 28.90%,
7.44% (B), 09/20/2034	5,844	6,434
(3.50) * 1-Month Term SOFR + 22.87%,
7.58% (B), 04/20/2037	10,992	12,133
Government National Mortgage Association REMICS, Interest Only STRIPS
(1.00) * 1-Month Term SOFR + 5.59%,
1.22% (B), 12/20/2038	15,316	846
(1.00) * 1-Month Term SOFR + 5.72%,
1.35% (B), 02/20/2038	23,961	456
(1.00) * 1-Month Term SOFR + 5.89%,
1.52% (B), 11/20/2037	22,531	423
(1.00) * 1-Month Term SOFR + 5.99%,
1.59% (B), 02/16/2039	7,454	5
1.62% (B), 10/20/2034	26,669	1,423
(1.00) * 1-Month Term SOFR + 5.97%,
1.60% (B), 06/20/2039	13,758	985
(1.00) * 1-Month Term SOFR + 6.09%,
1.72% (B), 03/20/2037 - 06/20/2038	50,723	2,305
(1.00) * 1-Month Term SOFR + 6.16%,
1.79% (B), 04/20/2039	15,332	942
(1.00) * 1-Month Term SOFR + 6.19%,
1.82% (B), 09/20/2035 - 03/20/2039	47,196	3,610
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association REMICS, Interest Only STRIPS (continued)
(1.00) * 1-Month Term SOFR + 6.29%,
1.89% (B), 05/16/2038	$ 42,267	$ 2,634
(1.00) * 1-Month Term SOFR + 6.36%,
1.96% (B), 06/16/2037	15,959	443
(1.00) * 1-Month Term SOFR + 6.44%,
2.07% (B), 11/20/2037 - 12/20/2037	20,635	397
(1.00) * 1-Month Term SOFR + 6.64%,
2.27% (B), 07/20/2037	38,845	1,931
(1.00) * 1-Month Term SOFR + 6.70%,
2.30% (B), 04/16/2037	13,128	1,151
6.50%, 03/20/2039	10,729	1,034
Government National Mortgage Association REMICS, Principal Only STRIPS
06/16/2033 - 01/20/2038	23,961	21,190
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
1.15% (B), 08/25/2038 (A)	123,099	1,993
1.77% (B), 03/25/2039 (A)	118,544	3,274
2.89% (B), 04/25/2040 (A)	39,521	1,714
Tennessee Valley Authority
4.38%, 08/01/2034	656,000	634,030
5.88%, 04/01/2036	1,459,000	1,580,439
Uniform Mortgage-Backed Security, TBA
2.00%, 01/01/2040 - 01/01/2055 (D)	8,901,000	7,348,518
2.50%, 01/01/2040 - 01/01/2055 (D)	16,335,000	13,401,429
3.00%, 01/01/2040 - 01/01/2055 (D)	11,839,000	10,112,316
3.50%, 01/01/2040 - 01/01/2055 (D)	9,832,000	8,810,362
4.00%, 01/01/2055 (D)	5,781,000	5,284,130
4.50%, 01/01/2055 (D)	6,071,000	5,707,688
5.50%, 01/01/2055 (D)	7,304,000	7,205,322
6.00%, 01/01/2055 (D)	3,417,000	3,434,245
Vendee Mortgage Trust
7.50%, 02/15/2027	33,084	33,651
Total U.S. Government Agency Obligations (Cost $98,661,133)		94,278,724
MORTGAGE-BACKED SECURITIES - 6.3%
Alternative Loan Trust
Series 2004-2CB, Class 1A9, 5.75%, 03/25/2034	70,482	70,259
Series 2005-28CB, Class 1A4, 5.50%, 08/25/2035	60,628	51,142
Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	17,157	12,949
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8, (1.00) * 1-Month Term SOFR + 4.64%, 0.30% (B), 07/25/2035	114,827	2,709
Series 2005-22T1, Class A2, (1.00) * 1-Month Term SOFR + 4.96%, 0.62% (B), 06/25/2035	303,288	13,759
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust
Series 2014-520M, Class C, 4.21% (B), 08/15/2046 (A)	$ 200,000	$ 122,415
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1, 03/25/2034	6,181	4,368
Series 2005-7, Class 30, 11/25/2035	5,666	5,467
Series 2005-8, Class 30, 01/25/2036	1,824	1,173
Banc of America Mortgage Trust
Series 2003-J, Class 3A2, 6.01% (B), 11/25/2033	8,357	7,851
Bear Stearns ARM Trust
Series 2006-1, Class A1, 1-Year CMT + 2.25%, 6.53% (B), 02/25/2036	10,628	10,007
BRAVO Residential Funding Trust
Series 2024-NQM2, Class A1, 6.29% (B), 02/25/2064 (A)	517,046	521,038
Series 2024-NQM3, Class A1, 6.19% (B), 03/25/2064 (A)	217,186	218,588
Series 2024-NQM7, Class A1, 5.55% (B), 10/27/2064 (A)	1,279,739	1,277,301
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3, 6.62% (B), 02/25/2037	10,883	10,670
Series 2007-A2, Class 2A1, 6.69% (B), 06/25/2035	7,178	7,083
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26, 5.50%, 04/25/2034	19,407	18,862
Series 2004-3, Class A4, 5.75%, 04/25/2034	11,644	11,283
Series 2004-7, Class 2A1, 5.57% (B), 06/25/2034	6,799	6,169
Series 2004-8, Class 2A1, 4.50%, 06/25/2019	249	124
Series 2004-HYB1, Class 2A, 5.44% (B), 05/20/2034	5,396	5,097
Series 2005-22, Class 2A1, 5.19% (B), 11/25/2035	46,925	38,384
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 2A5, 5.25%, 10/25/2033	2,175	2,052
COLT Mortgage Loan Trust
Series 2024-2, Class A1, 6.13% (B), 04/25/2069 (A)	1,168,027	1,174,273
COMM Mortgage Trust
Series 2015-3BP, Class A, 3.18%, 02/10/2035 (A)	1,665,000	1,629,027
Series 2015-CR25, Class A4, 3.76%, 08/10/2048	422,000	418,608
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4, 5.25%, 09/25/2033	6,047	5,859
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust
Series 2018-W5FX, Class BFX, 3.66% (B), 04/25/2028 (A)	$ 900,000	$ 831,224
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF, 1-Month Term SOFR + 0.46%, 4.80% (B), 03/25/2035 (A)	70,291	65,230
Series 2005-RP3, Class 1AF, 1-Month Term SOFR + 0.46%, 4.80% (B), 09/25/2035 (A)	49,360	42,120
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4, 5.50%, 05/25/2034	10,441	10,280
Series 2004-8F, Class 2A3, 6.00%, 09/25/2034	6,997	7,009
Series 2005-7F, Class 3A9, 6.00%, 09/25/2035	15,981	15,505
Series 2006-1F, Class 2A4, 6.00%, 02/25/2036	32,210	13,880
Impac Secured Assets Trust
Series 2006-1, Class 2A1, 1-Month Term SOFR + 0.81%, 5.15% (B), 05/25/2036	9,949	8,983
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A3, 7.13% (B), 11/25/2033	2,916	2,826
Ladder Capital Commercial Mortgage Trust
Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	154,000	139,919
Manhattan West Mortgage Trust
Series 2020-1MW, Class A, 2.13%, 09/10/2039 (A)	600,000	551,075
Series 2020-1MW, Class B, 2.34% (B), 09/10/2039 (A)	826,000	758,699
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 6.90% (B), 04/21/2034	8,310	8,016
Series 2004-13, Class 3A7, 6.42% (B), 11/21/2034	4,569	4,302
Series 2004-3, Class 4A2, 4.94% (B), 04/25/2034	6,096	5,491
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1, 4.50%, 09/25/2019	195	188
MASTR Resecuritization Trust, Principal Only STRIPS
Series 2005, Class 3, 05/28/2035 (A)	3,523	2,653
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1, 1-Month Term SOFR + 0.73%, 5.07% (B), 10/25/2028	47,287	44,785
Series 2004-1, Class 2A1, 5.82% (B), 12/25/2034	12,600	11,795
Series 2004-A, Class A1, 1-Month Term SOFR + 0.57%, 4.91% (B), 04/25/2029	32,697	30,068
MetLife Securitization Trust
Series 2019-1A, Class A1A, 3.75% (B), 04/25/2058 (A)	666,874	654,457
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
MFA Trust
Series 2021-RPL1, Class A1, 1.13% (B), 07/25/2060 (A)	$ 647,446	$ 579,956
New Residential Mortgage Loan Trust
Series 2017-1A, Class A1, 4.00% (B), 02/25/2057 (A)	80,737	77,067
Series 2017-3A, Class A1, 4.00% (B), 04/25/2057 (A)	300,842	287,419
Series 2019-5A, Class A1B, 3.50% (B), 08/25/2059 (A)	247,916	230,334
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2, 6.00%, 05/25/2033	2,104	2,082
Series 2003-A1, Class A5, 7.00%, 04/25/2033	9,747	9,884
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (B), 03/25/2063 (A)	725,123	728,559
Series 2024-NQM4, Class A1, 6.07% (B), 01/25/2064 (A)	346,646	348,391
Series 2024-NQM6, Class A1, 6.45% (B), 02/25/2064 (A)	280,228	283,015
PHH Alternative Mortgage Trust, Interest Only STRIPS
Series 2007-2, Class 2X, 6.00%, 05/25/2037	47,257	8,678
RALI Trust
Series 2002-QS16, Class A3, (2.09) * 1-Month Term SOFR + 16.38%, 7.31% (B), 10/25/2017	12	1
Sequoia Mortgage Trust
Series 2003-1, Class 1A, 1-Month Term SOFR + 0.87%, 5.24% (B), 04/20/2033	25,243	23,710
Series 2004-11, Class A1, 1-Month Term SOFR + 0.71%, 5.08% (B), 12/20/2034	16,576	14,942
Series 2004-8, Class A1, 1-Month Term SOFR + 0.81%, 5.18% (B), 09/20/2034	65,705	56,908
Series 2004-9, Class A1, 1-Month Term SOFR + 0.79%, 5.16% (B), 10/20/2034	37,325	33,834
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A4, 7.20% (B), 02/25/2034	44,848	42,923
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1, 1-Month Term SOFR + 0.81%, 5.18% (B), 01/19/2034	86,431	81,390
Series 2004-AR1, Class 1A1, 1-Month Term SOFR + 0.81%, 5.18% (B), 03/19/2034	62,289	58,102
Series 2004-AR5, Class 1A1, 1-Month Term SOFR + 0.77%, 5.14% (B), 10/19/2034	10,149	9,587
Series 2005-AR5, Class A3, 1-Month Term SOFR + 0.61%, 4.98% (B), 07/19/2035	34,120	32,367
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Thornburg Mortgage Securities Trust
Series 2004-4, Class 3A, 5.68% (B), 12/25/2044	$ 20,141	$ 19,090
Towd Point Mortgage Trust
Series 2017-4, Class A1, 2.75% (B), 06/25/2057 (A)	1,032,117	1,001,891
Series 2017-6, Class A1, 2.75% (B), 10/25/2057 (A)	535,001	522,399
Series 2018-1, Class A1, 3.00% (B), 01/25/2058 (A)	752,556	740,170
Series 2018-4, Class A1, 3.00% (B), 06/25/2058 (A)	1,534,284	1,426,383
Series 2019-4, Class A1, 2.90% (B), 10/25/2059 (A)	1,389,353	1,321,653
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	3,113,185	2,788,358
Series 2021-R1, Class A1, 2.92% (B), 11/30/2060 (A)	1,287,057	1,083,203
Series 2022-1, Class A1, 3.75% (B), 07/25/2062 (A)	605,035	566,720
Series 2023-1, Class A1, 3.75%, 01/25/2063 (A)	1,158,713	1,099,085
UBS-BAMLL Trust
Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	7,320	7,247
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS
Series 2006-C24, Class XC, 0.00%, 03/15/2045 (A)(E)	34,848	0
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6, 6.73% (B), 10/25/2033	23,240	21,825
Series 2003-AR6, Class A1, 7.26% (B), 06/25/2033	5,484	5,337
Series 2003-S3, Class 1A4, 5.50%, 06/25/2033	15,853	15,204
Series 2003-S9, Class A8, 5.25%, 10/25/2033	12,914	12,426
Series 2004-AR3, Class A2, 5.70% (B), 06/25/2034	3,537	3,237
Washington Mutual Mortgage Pass- Through Certificates Trust
Series 2005-4, Class CB7, 5.50%, 06/25/2035	47,069	40,788
Washington Mutual Mortgage Pass- Through Certificates Trust, Interest Only STRIPS
Series 2005-2, Class 1A4, (1.00) * 1-Month Term SOFR + 4.94%, 0.60% (B), 04/25/2035	163,786	4,517
Series 2005-3, Class CX, 5.50%, 05/25/2035	63,565	9,793
Washington Mutual MSC Mortgage Pass- Through Certificates Trust, Principal Only STRIPS
Series 2003-MS7, Class P, 03/25/2033	104	81
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class A4, 2.93%, 07/15/2048	$ 1,103,000	$ 1,069,353
Total Mortgage-Backed Securities (Cost $23,825,436)		23,522,931
ASSET-BACKED SECURITIES - 4.9%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	484,227	485,145
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (A)	76,495	69,874
Series 2021-1H, Class B, 1.90%, 10/20/2040 (A)	583,673	535,586
Avis Budget Rental Car Funding AESOP LLC
Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	1,080,000	1,102,762
BXG Receivables Note Trust
Series 2023-A, Class A, 5.77%, 11/15/2038 (A)	823,425	829,740
Chase Funding Trust
Series 2003-6, Class 1A7, 4.87% (B), 11/25/2034	13,004	12,579
Chase Issuance Trust
Series 2023-A1, Class A, 5.16%, 09/15/2028	1,125,000	1,138,175
CIFC Funding Ltd.
Series 2013-2A, Class A1L2, 3-Month Term SOFR + 1.26%, 5.89% (B), 10/18/2030 (A)	693,386	694,356
Diameter Capital CLO 1 Ltd.
Series 2021-1A, Class A1R, 3-Month Term SOFR + 1.39%, 6.02% (B), 10/15/2037 (A)	1,900,000	1,914,225
First National Master Note Trust
Series 2023-1, Class A, 5.13%, 04/15/2029	1,370,000	1,377,940
Ford Credit Auto Owner Trust
Series 2018-1, Class B, 3.34%, 07/15/2031 (A)	500,000	499,639
Goodgreen Trust
Series 2017-1A, Class A, 3.74%, 10/15/2052 (A)	64,371	57,976
GoodLeap Sustainable Home Solutions Trust
Series 2022-1GS, Class A, 2.70%, 01/20/2049 (A)	777,171	646,020
Series 2022-3CS, Class A, 4.95%, 07/20/2049 (A)	168,281	155,035
Hero Funding Trust
Series 2017-1A, Class A2, 4.46%, 09/20/2047 (A)	169,401	153,425
Series 2017-3A, Class A2, 3.95%, 09/20/2048 (A)	187,525	166,113
Hertz Vehicle Financing III LLC
Series 2023-3A, Class A, 5.94%, 02/25/2028 (A)	955,000	970,192
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Hilton Grand Vacations Trust
Series 2024-1B, Class A, 5.75%, 09/15/2039 (A)	$ 345,516	$ 349,378
Series 2024-2A, Class A, 5.50%, 03/25/2038 (A)	273,876	276,187
Series 2024-3A, Class A, 4.98%, 08/27/2040 (A)	2,167,499	2,156,231
HINNT LLC
Series 2024-A, Class A, 5.49%, 03/15/2043 (A)	335,656	338,526
MVW LLC
Series 2023-1A, Class A, 4.93%, 10/20/2040 (A)	642,674	638,532
Series 2024-1A, Class A, 5.32%, 02/20/2043 (A)	654,397	656,805
Palmer Square CLO Ltd.
Series 2015-2A, Class A1R2, 3-Month Term SOFR + 1.36%, 5.98% (B), 07/20/2030 (A)	463,197	463,391
Renew Financial
Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	86,656	78,836
Securitized Asset-Backed Receivables LLC Trust
Series 2006-CB1, Class AF2, 2.83% (B), 01/25/2036	12,717	10,418
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A, 1.33%, 07/20/2037 (A)	283,758	279,960
Series 2023-1A, Class A, 5.20%, 01/20/2040 (A)	777,217	773,705
Series 2023-2A, Class A, 5.80%, 04/20/2040 (A)	279,743	280,673
Series 2023-3A, Class A, 6.10%, 09/20/2040 (A)	323,072	328,170
Series 2024-1A, Class A, 5.15%, 01/20/2043 (A)	656,252	655,485
Structured Receivables Finance LLC
Series 2010-A, Class A, 5.22%, 01/16/2046 (A)	65,996	65,978
Veridian Auto Receivables Trust
Series 2023-1A, Class A2, 5.97%, 08/17/2026 (A)	123,157	123,280
Total Asset-Backed Securities (Cost $18,227,066)		18,284,337
FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Colombia - 0.1%
Colombia Government International Bonds
3.13%, 04/15/2031	447,000	354,695
Dominican Republic - 0.2%
Dominican Republic International Bonds
6.60%, 06/01/2036 (A)	857,000	849,715
Israel - 0.0% (F)
Israel Government AID Bonds
5.50%, 09/18/2033	100,000	104,566
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 0.3%
Mexico Government International Bonds
3.75%, 01/11/2028	$ 1,053,000	$ 999,694
Serbia - 0.2%
Serbia International Bonds
6.00%, 06/12/2034 (A)	617,000	606,860
Total Foreign Government Obligations (Cost $2,923,874)		2,915,530
COMMERCIAL PAPER - 11.9%
Banks - 5.6%
Cooperatieve Rabobank UA
4.90% (G), 03/03/2025 (A)	4,200,000	4,167,874
DNB Bank ASA
4.82% (G), 03/03/2025 (A)	4,206,000	4,174,703
HSBC USA, Inc.
4.71% (G), 05/19/2025 (A)	4,200,000	4,126,257
Svenska Handelsbanken AB
4.94% (G), 03/03/2025 (A)	4,230,000	4,198,229
Toronto-Dominion Bank
5.07% (G), 02/19/2025 (A)	4,370,000	4,343,234
		21,010,297
Financial Services - 6.3%
ABN AMRO Funding USA LLC
4.68% (G), 04/11/2025 (A)	4,200,000	4,147,062
Bedford Row Funding Corp.
4.69% (G), 03/03/2025 (A)	4,200,000	4,167,730
Mackinac Funding Co. LLC
4.73% (G), 04/22/2025 (A)	4,200,000	4,141,453
Manhattan Asset Funding Co. LLC
4.98% (G), 03/03/2025 (A)	4,200,000	4,167,445
Starbird Funding Corp.
4.89% (G), 03/06/2025 (A)	4,200,000	4,166,077
Thunder Bay Funding LLC
4.58% (G), 05/16/2025 (A)	2,700,000	2,654,671
		23,444,438
Total Commercial Paper (Cost $44,444,782)		44,454,735
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 4.8%
U.S. Treasury Bills
4.33% (G), 03/20/2025	$ 8,037,900	$ 7,966,093
4.34% (G), 03/20/2025	4,040,100	4,004,007
4.36% (G), 03/13/2025	2,367,000	2,347,762
4.50% (G), 02/27/2025	3,592,000	3,568,420
Total Short-Term U.S. Government Obligations (Cost $17,881,453)		17,886,282

	Shares	Value
OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (G)	2,990,700	2,990,700
Total Other Investment Company (Cost $2,990,700)		2,990,700

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 1.80% (G), dated 12/31/2024, to be repurchased at $4,725,023 on 01/02/2025. Collateralized by a U.S. Government Obligation, 4.63%, due 11/15/2026, and with a value of $4,819,144.	$ 4,724,550	4,724,550
Total Repurchase Agreement (Cost $4,724,550)		4,724,550
Total Investments (Cost $444,053,748)		434,629,309
Net Other Assets (Liabilities) - (16.5)%		(61,515,588)
Net Assets - 100.0%		$ 373,113,721
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (H)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$127,717,257	$—	$127,717,257
U.S. Government Obligations	—	97,854,263	—	97,854,263
U.S. Government Agency Obligations	—	94,278,724	—	94,278,724
Mortgage-Backed Securities	—	23,522,931	—	23,522,931
Asset-Backed Securities	—	18,284,337	—	18,284,337
Foreign Government Obligations	—	2,915,530	—	2,915,530
Commercial Paper	—	44,454,735	—	44,454,735
Short-Term U.S. Government Obligations	—	17,886,282	—	17,886,282
Other Investment Company	2,990,700	—	—	2,990,700
Repurchase Agreement	—	4,724,550	—	4,724,550
Total Investments	$2,990,700	$431,638,609	$—	$434,629,309
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $107,821,623, representing 28.9% of the Portfolio's net assets.

(B)
Floating or variable rate security. The rate disclosed is as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)
All or a portion of the security is on loan. The total value of the securities on loan is $2,930,181, collateralized by cash collateral of $2,990,700. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(E)	Rounds to less than $1 or $(1).
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Rate disclosed reflects the yield at December 31, 2024.
(H)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
CMT	Constant Maturity Treasury
MTA	Month Treasury Average
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $439,329,198) (including securities loaned of $2,930,181)	$429,904,759
Repurchase agreement, at value (cost $4,724,550)	4,724,550
Cash	34
Cash collateral pledged at broker for:
TBA commitments	1,651,000
Receivables and other assets:
Investments sold	2,774
Net income from securities lending	819
Shares of beneficial interest sold	238,538
Interest	2,921,463
Total assets	439,443,937
Liabilities:
Cash collateral received upon return of:
Securities on loan	2,990,700
Payables and other liabilities:
Investments purchased	34
When-issued, delayed-delivery, forward and TBA commitments purchased	62,996,405
Shares of beneficial interest redeemed	17,582
Investment management fees	139,918
Distribution and service fees	56,267
Transfer agent costs	413
Trustee and CCO fees	115
Audit and tax fees	43,631
Custody fees	55,280
Legal fees	5,101
Printing and shareholder reports fees	19,095
Other accrued expenses	5,675
Total liabilities	66,330,216
Net assets	$373,113,721
Net assets consist of:
Capital stock ($0.01 par value)	$334,607
Additional paid-in capital	429,570,491
Total distributable earnings (accumulated losses)	(56,791,377)
Net assets	$373,113,721
Net assets by class:
Initial Class	$119,507,761
Service Class	253,605,960
Shares outstanding:
Initial Class	11,358,416
Service Class	22,102,330
Net asset value and offering price per share:
Initial Class	$10.52
Service Class	11.47
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$39,221
Interest income	20,271,709
Net income from securities lending	8,156
Total investment income	20,319,086
Expenses:
Investment management fees	1,719,453
Distribution and service fees:
Service Class	644,513
Transfer agent costs	4,575
Trustee and CCO fees	18,994
Audit and tax fees	46,514
Custody fees	102,300
Legal fees	37,282
Printing and shareholder reports fees	83,242
Other	58,683
Total expenses before waiver and/or reimbursement and recapture	2,715,556
Expenses waived and/or reimbursed:
Initial Class	(205)
Service Class	(265)
Recapture of previously waived and/or reimbursed fees:
Initial Class	205
Service Class	265
Net expenses	2,715,556
Net investment income (loss)	17,603,530
Net realized gain (loss) on:
Investments	(2,904,384)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,318,857)
Net realized and change in unrealized gain (loss)	(15,223,241)
Net increase (decrease) in net assets resulting from operations	$2,380,289
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$17,603,530	$20,524,527
Net realized gain (loss)	(2,904,384)	(7,759,780)
Net change in unrealized appreciation (depreciation)	(12,318,857)	8,231,199
Net increase (decrease) in net assets resulting from operations	2,380,289	20,995,946
Dividends and/or distributions to shareholders:
Initial Class	(8,395,460)	(5,670,149)
Service Class	(12,261,090)	(5,917,700)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(20,656,550)	(11,587,849)
Capital share transactions:
Proceeds from shares sold:
Initial Class	92,548,153	200,648,643
Service Class	20,416,770	10,288,142
	112,964,923	210,936,785
Dividends and/or distributions reinvested:
Initial Class	8,395,460	5,670,149
Service Class	12,261,090	5,917,700
	20,656,550	11,587,849
Cost of shares redeemed:
Initial Class	(185,913,535)	(110,854,124)
Service Class	(34,871,282)	(36,182,547)
	(220,784,817)	(147,036,671)
Net increase (decrease) in net assets resulting from capital share transactions	(87,163,344)	75,487,963
Net increase (decrease) in net assets	(105,439,605)	84,896,060
Net assets:
Beginning of year	478,553,326	393,657,266
End of year	$373,113,721	$478,553,326
Capital share transactions - shares:
Shares issued:
Initial Class	8,477,840	18,219,620
Service Class	1,749,136	886,389
	10,226,976	19,106,009
Shares reinvested:
Initial Class	782,429	539,500
Service Class	1,047,062	518,187
	1,829,491	1,057,687
Shares redeemed:
Initial Class	(17,374,280)	(10,329,732)
Service Class	(2,959,565)	(3,122,224)
	(20,333,845)	(13,451,956)
Net increase (decrease) in shares outstanding:
Initial Class	(8,114,011)	8,429,388
Service Class	(163,367)	(1,717,648)
	(8,277,378)	6,711,740
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.97	$10.64	$12.63	$13.65	$13.23
Investment operations:
Net investment income (loss)(A)	0.48	0.48	0.31	0.27	0.32
Net realized and unrealized gain (loss)	(0.32)	0.15	(1.91)	(0.40)	0.66
Total investment operations	0.16	0.63	(1.60)	(0.13)	0.98
Dividends and/or distributions to shareholders:
Net investment income	(0.61)	(0.30)	(0.34)	(0.38)	(0.52)
Net realized gains	—	—	(0.05)	(0.51)	(0.04)
Total dividends and/or distributions to shareholders	(0.61)	(0.30)	(0.39)	(0.89)	(0.56)
Net asset value, end of year	$10.52	$10.97	$10.64	$12.63	$13.65
Total return	1.38%	6.04%	(12.77)%	(1.03)%	7.46%
Ratio and supplemental data:
Net assets end of year (000’s)	$119,508	$213,566	$117,521	$146,690	$161,281
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.51%	0.50%	0.50%	0.52%	0.52%
Including waiver and/or reimbursement and recapture	0.51%(B)	0.50%	0.50%	0.52%	0.52%
Net investment income (loss) to average net assets	4.45%	4.49%	2.70%	2.08%	2.37%
Portfolio turnover rate	73%	90%	116%	27%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$11.90	$11.51	$13.62	$14.65	$14.17
Investment operations:
Net investment income (loss)(A)	0.50	0.49	0.30	0.26	0.31
Net realized and unrealized gain (loss)	(0.35)	0.16	(2.06)	(0.44)	0.70
Total investment operations	0.15	0.65	(1.76)	(0.18)	1.01
Dividends and/or distributions to shareholders:
Net investment income	(0.58)	(0.26)	(0.30)	(0.34)	(0.49)
Net realized gains	—	—	(0.05)	(0.51)	(0.04)
Total dividends and/or distributions to shareholders	(0.58)	(0.26)	(0.35)	(0.85)	(0.53)
Net asset value, end of year	$11.47	$11.90	$11.51	$13.62	$14.65
Total return	1.18%	5.78%	(12.99)%	(1.27)%	7.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$253,606	$264,987	$276,136	$360,914	$376,623
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.75%	0.75%	0.77%	0.77%
Including waiver and/or reimbursement and recapture	0.76%(B)	0.75%	0.75%	0.77%	0.77%
Net investment income (loss) to average net assets	4.21%	4.25%	2.41%	1.83%	2.11%
Portfolio turnover rate	73%	90%	116%	27%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at December 31, 2024, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$443,083	$—	$—	$—	$443,083
U.S. Government Obligations	2,547,617	—	—	—	2,547,617
Total Securities Lending Transactions	$2,990,700	$—	$—	$—	$2,990,700
Total Borrowings	$2,990,700	$—	$—	$—	$2,990,700
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, or a significant portion of its assets in a single issuer or small number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, AUIM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.420%
Over $1 billion up to $2 billion	0.380
Over $2 billion up to $3.5 billion	0.365
Over $3.5 billion up to $5 billion	0.360
Over $5 billion	0.355
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Initial Class	0.54%	May 1, 2025
Service Class	0.79	May 1, 2025
Prior to May 1, 2024
Initial Class	0.54
Service Class	0.80
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$123,598,879	$114,854,214	$150,796,521	$165,602,965
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$444,377,474	$1,648,580	$(11,396,745)	$(9,748,165)
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$16,409,107	$48,358,030
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$20,656,550	$—	$—	$—	$11,587,849	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$17,725,442	$—	$—	$(64,767,137)	$—	$(1,517)	$(9,748,165)
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Aegon Core Bond VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Core Bond VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Core Bond VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Aegon High Yield Bond VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Principal	Value
CORPORATE DEBT SECURITIES - 95.3%
Aerospace & Defense - 1.3%
TransDigm, Inc.
4.88%, 05/01/2029 (A)	$ 937,000	$ 884,808
5.50%, 11/15/2027	754,000	740,906
6.38%, 03/01/2029 (B)	383,000	383,851
6.88%, 12/15/2030 (B)	385,000	390,727
7.13%, 12/01/2031 (B)	85,000	87,037
Triumph Group, Inc.
9.00%, 03/15/2028 (B)	731,000	761,141
		3,248,470
Automobile Components - 3.1%
Clarios Global LP/Clarios U.S. Finance Co.
6.25%, 05/15/2026 (B)	462,000	461,878
6.75%, 05/15/2028 (B)	419,000	426,607
8.50%, 05/15/2027 (B)	846,000	847,146
Dana Financing Luxembourg SARL
5.75%, 04/15/2025 (B)	705,000	702,859
Dana, Inc.
4.25%, 09/01/2030	76,000	70,731
4.50%, 02/15/2032 (A)	889,000	815,373
5.63%, 06/15/2028	218,000	215,044
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027	361,000	348,760
5.00%, 05/31/2026	512,000	503,954
5.00%, 07/15/2029 (A)	434,000	398,529
9.50%, 05/31/2025	479,000	482,039
Phinia, Inc.
6.63%, 10/15/2032 (B)	706,000	702,252
ZF North America Capital, Inc.
4.75%, 04/29/2025 (B)	635,000	631,796
6.75%, 04/23/2030 (B)	530,000	509,825
6.88%, 04/14/2028 (B)	435,000	433,817
7.13%, 04/14/2030 (B)	303,000	297,365
		7,847,975
Automobiles - 1.7%
Ford Motor Co.
6.10%, 08/19/2032	140,000	139,408
Ford Motor Credit Co. LLC
2.70%, 08/10/2026	245,000	235,278
3.38%, 11/13/2025	627,000	617,174
4.00%, 11/13/2030	625,000	563,102
4.39%, 01/08/2026	676,000	670,585
6.95%, 03/06/2026	541,000	550,555
7.35%, 11/04/2027 - 03/06/2030	973,000	1,026,960
Wabash National Corp.
4.50%, 10/15/2028 (B)	741,000	676,672
		4,479,734
Banks - 1.5%
Barclays PLC
Fixed until 11/02/2025, 7.33% (C), 11/02/2026	600,000	610,827
Intesa Sanpaolo SpA
Fixed until 06/01/2031, 4.20% (C), 06/01/2032 (B)	972,000	845,344
5.71%, 01/15/2026 (B)	651,000	651,024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Intesa Sanpaolo SpA (continued)
7.00%, 11/21/2025 (B)	$ 200,000	$ 203,385
Fixed until 11/21/2032, 8.25% (C), 11/21/2033 (B)	411,000	461,078
JPMorgan Chase & Co.
Fixed until 02/01/2025 (D), 4.60% (C)	926,000	921,866
Lloyds Banking Group PLC
Fixed until 08/15/2032, 7.95% (C), 11/15/2033	200,000	223,303
		3,916,827
Beverages - 0.5%
Primo Water Holdings, Inc.
4.38%, 04/30/2029 (B)	1,476,000	1,372,567
Building Products - 3.3%
Boise Cascade Co.
4.88%, 07/01/2030 (B)	1,235,000	1,173,214
Builders FirstSource, Inc.
4.25%, 02/01/2032 (B)	1,305,000	1,152,462
5.00%, 03/01/2030 (B)	212,000	201,526
6.38%, 06/15/2032 (B)	461,000	458,384
Camelot Return Merger Sub, Inc.
8.75%, 08/01/2028 (B)	870,000	833,680
Cornerstone Building Brands, Inc.
6.13%, 01/15/2029 (B)	448,000	357,126
9.50%, 08/15/2029 (B)	419,000	406,252
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.63%, 12/15/2030 (B)	881,000	882,175
6.75%, 07/15/2031 (B)	179,000	180,224
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/2028 (B)	1,006,000	981,218
8.88%, 11/15/2031 (B)	1,673,000	1,754,125
		8,380,386
Chemicals - 1.6%
ASP Unifrax Holdings, Inc.
5.25%, 09/30/2028 (B)	368,000	220,995
Avient Corp.
6.25%, 11/01/2031 (B)	147,000	144,983
7.13%, 08/01/2030 (B)	986,000	1,007,165
NOVA Chemicals Corp.
7.00%, 12/01/2031 (B)	857,000	852,906
Olin Corp.
5.00%, 02/01/2030	538,000	505,083
5.13%, 09/15/2027	427,000	417,911
5.63%, 08/01/2029	470,000	456,962
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
5.13%, 04/01/2029 (B)	668,000	412,636
		4,018,641
Commercial Services & Supplies - 6.4%
Allied Universal Holdco LLC
7.88%, 02/15/2031 (B)	1,484,000	1,516,775
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.75%, 07/15/2027 (B)	$ 738,000	$ 721,180
8.00%, 02/15/2031 (A)(B)	1,250,000	1,279,116
Benteler International AG
10.50%, 05/15/2028 (A)(B)	760,000	798,977
Enviri Corp.
5.75%, 07/31/2027 (B)	1,424,000	1,354,720
EquipmentShare.com, Inc.
8.00%, 03/15/2033 (B)	810,000	820,271
8.63%, 05/15/2032 (B)	290,000	303,064
9.00%, 05/15/2028 (B)	922,000	956,298
Garda World Security Corp.
6.00%, 06/01/2029 (B)	640,000	606,713
8.38%, 11/15/2032 (B)	205,000	208,658
GFL Environmental, Inc.
6.75%, 01/15/2031 (B)	355,000	364,521
Herc Holdings, Inc.
5.50%, 07/15/2027 (B)	1,702,000	1,680,354
6.63%, 06/15/2029 (B)	220,000	222,787
Hertz Corp.
4.63%, 12/01/2026 (B)	69,000	58,282
5.00%, 12/01/2029 (A)(B)	1,581,000	1,035,065
12.63%, 07/15/2029 (A)(B)	569,000	606,222
Madison IAQ LLC
5.88%, 06/30/2029 (B)	1,077,000	1,016,941
Reworld Holding Corp.
4.88%, 12/01/2029 (B)	501,000	463,335
5.00%, 09/01/2030	458,000	422,357
United Rentals North America, Inc.
3.75%, 01/15/2032	395,000	345,951
4.00%, 07/15/2030	707,000	643,532
5.50%, 05/15/2027	77,000	76,532
6.00%, 12/15/2029 (B)	802,000	809,629
WW International, Inc.
4.50%, 04/15/2029 (B)	1,178,000	235,733
		16,547,013
Communications Equipment - 3.7%
Altice France SA
8.13%, 02/01/2027 (A)(B)	970,000	786,428
CommScope LLC
4.75%, 09/01/2029 (B)	726,000	646,667
8.25%, 03/01/2027 (B)	620,000	592,950
GoTo Group, Inc.
5.50%, 05/01/2028 (B)	789,617	614,718
Iliad Holding SASU
7.00%, 10/15/2028 - 04/15/2032 (B)	1,145,000	1,155,231
8.50%, 04/15/2031 (B)	728,000	773,984
Level 3 Financing, Inc.
3.63%, 01/15/2029 (B)	418,000	332,310
3.75%, 07/15/2029 (B)	1,290,000	997,776
10.50%, 05/15/2030 (B)	1,090,000	1,187,010
11.00%, 11/15/2029 (B)	580,000	652,453
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Communications Equipment (continued)
Vmed O2 U.K. Financing I PLC
4.75%, 07/15/2031 (B)	$ 1,029,000	$ 884,609
7.75%, 04/15/2032 (B)	776,000	781,960
		9,406,096
Construction & Engineering - 1.9%
Ashton Woods USA LLC/Ashton Woods Finance Co.
6.63%, 01/15/2028 (B)	830,000	830,914
Beazer Homes USA, Inc.
7.25%, 10/15/2029 (A)	1,010,000	1,023,875
7.50%, 03/15/2031 (B)	509,000	517,101
Century Communities, Inc.
6.75%, 06/01/2027	999,000	999,574
KB Home
7.25%, 07/15/2030	326,000	334,240
Landsea Homes Corp.
8.88%, 04/01/2029 (B)	1,102,000	1,101,011
		4,806,715
Consumer Staples Distribution & Retail - 1.3%
1011778 BC ULC/New Red Finance, Inc.
3.88%, 01/15/2028 (B)	242,000	228,852
4.00%, 10/15/2030 (B)	636,000	568,799
Bath & Body Works, Inc.
6.63%, 10/01/2030 (B)	236,000	237,759
6.75%, 07/01/2036	497,000	505,075
6.88%, 11/01/2035	236,000	241,483
7.50%, 06/15/2029 (A)	549,000	565,753
9.38%, 07/01/2025 (B)	56,000	56,946
Walgreens Boots Alliance, Inc.
8.13%, 08/15/2029 (A)	1,057,000	1,046,304
		3,450,971
Containers & Packaging - 5.9%
ARD Finance SA
PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (B)(E)	489,110	68,475
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
6.00%, 06/15/2027 (B)	275,000	272,850
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.13%, 08/15/2026 (B)	594,000	534,600
5.25%, 08/15/2027 (A)(B)	889,000	504,677
Ball Corp.
2.88%, 08/15/2030	1,547,000	1,323,855
6.00%, 06/15/2029	57,000	57,413
6.88%, 03/15/2028	709,000	725,154
Cascades, Inc./Cascades USA, Inc.
5.13%, 01/15/2026 (B)	200,000	197,982
5.38%, 01/15/2028 (B)	1,222,000	1,185,720
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029 (B)	195,000	196,293
Crown Americas LLC/Crown Americas Capital Corp. VI
4.75%, 02/01/2026	1,435,000	1,417,539
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Graphic Packaging International LLC
3.50%, 03/15/2028 - 03/01/2029 (B)	$ 1,087,000	$ 1,010,157
3.75%, 02/01/2030 (B)	404,000	364,900
6.38%, 07/15/2032 (B)	535,000	536,631
Mauser Packaging Solutions Holding Co.
7.88%, 04/15/2027 (B)	466,000	475,418
9.25%, 04/15/2027 (A)(B)	148,000	149,749
OI European Group BV
4.75%, 02/15/2030 (B)	353,000	314,254
Owens-Brockway Glass Container, Inc.
7.25%, 05/15/2031 (A)(B)	439,000	427,244
7.38%, 06/01/2032 (A)(B)	440,000	420,751
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.
4.38%, 10/15/2028 (B)	38,000	37,964
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC
4.00%, 10/15/2027 (B)	1,527,000	1,514,350
Sealed Air Corp.
6.50%, 07/15/2032 (A)(B)	216,000	216,331
6.88%, 07/15/2033 (B)	887,000	923,618
Sealed Air Corp./Sealed Air Corp. U.S.
6.13%, 02/01/2028 (B)	364,000	365,211
7.25%, 02/15/2031 (B)	553,000	570,026
Trivium Packaging Finance BV
5.50%, 08/15/2026 (B)	1,049,000	1,033,990
8.50%, 08/15/2027 (B)	345,000	344,470
		15,189,622
Diversified REITs - 0.4%
Iron Mountain Information Management Services, Inc.
5.00%, 07/15/2032 (B)	505,000	465,027
VICI Properties LP/VICI Note Co., Inc.
4.63%, 06/15/2025 (B)	182,000	181,282
5.75%, 02/01/2027 (B)	480,000	484,128
		1,130,437
Electric Utilities - 2.1%
Calpine Corp.
3.75%, 03/01/2031 (B)	581,000	519,293
5.00%, 02/01/2031 (B)	140,000	131,655
5.13%, 03/15/2028 (B)	472,000	457,744
5.25%, 06/01/2026 (B)	233,000	232,710
Clearway Energy Operating LLC
3.75%, 02/15/2031 (B)	360,000	313,484
4.75%, 03/15/2028 (B)	583,000	557,542
Elwood Energy LLC
8.16%, 07/05/2026	156,050	145,127
NRG Energy, Inc.
5.75%, 01/15/2028	280,000	279,008
6.00%, 02/01/2033 (B)	762,000	738,812
Vistra Operations Co. LLC
4.38%, 05/01/2029 (B)	267,000	251,387
5.00%, 07/31/2027 (B)	771,000	756,500
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Vistra Operations Co. LLC (continued)
5.63%, 02/15/2027 (B)	$ 69,000	$ 68,724
6.88%, 04/15/2032 (B)	1,004,000	1,028,012
		5,479,998
Electrical Equipment - 0.8%
Energizer Holdings, Inc.
4.38%, 03/31/2029 (B)	502,000	466,284
6.50%, 12/31/2027 (B)	710,000	710,904
WESCO Distribution, Inc.
6.38%, 03/15/2029 (B)	572,000	579,645
6.63%, 03/15/2032 (B)	195,000	198,195
7.25%, 06/15/2028 (B)	219,000	222,682
		2,177,710
Electronic Equipment, Instruments & Components - 0.4%
Sensata Technologies BV
4.00%, 04/15/2029 (B)	412,000	378,071
Sensata Technologies, Inc.
4.38%, 02/15/2030 (B)	301,000	275,727
6.63%, 07/15/2032 (B)	428,000	427,538
		1,081,336
Energy Equipment & Services - 0.9%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/2028 (A)(B)	788,000	783,800
6.63%, 09/01/2032 (B)	926,000	924,785
Sunnova Energy Corp.
5.88%, 09/01/2026 (B)	312,000	259,293
11.75%, 10/01/2028 (A)(B)	579,000	413,985
		2,381,863
Financial Services - 2.3%
HAT Holdings I LLC/HAT Holdings II LLC
8.00%, 06/15/2027 (B)	418,000	435,639
ILFC E-Capital Trust I
3-Month Term SOFR + 1.81%, 6.29% (C), 12/21/2065 (B)	2,322,000	1,914,264
ILFC E-Capital Trust II
3-Month Term SOFR + 2.06%, 6.54% (C), 12/21/2065 (B)	959,000	800,424
Macquarie Airfinance Holdings Ltd.
6.50%, 03/26/2031 (B)	65,000	67,117
8.13%, 03/30/2029 (B)	964,000	1,019,487
PennyMac Financial Services, Inc.
7.13%, 11/15/2030 (B)	191,000	193,427
United Wholesale Mortgage LLC
5.50%, 04/15/2029 (B)	291,000	280,306
5.75%, 06/15/2027 (B)	466,000	460,293
UWM Holdings LLC
6.63%, 02/01/2030 (B)	813,000	807,977
		5,978,934
Food Products - 2.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
3.50%, 03/15/2029 (B)	952,000	866,473
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP (continued)
4.63%, 01/15/2027 (B)	$ 791,000	$ 774,399
6.50%, 02/15/2028 (B)	858,000	868,718
7.50%, 03/15/2026 (B)	155,000	155,550
Chobani LLC/Chobani Finance Corp., Inc.
7.63%, 07/01/2029 (A)(B)	803,000	830,370
Darling Ingredients, Inc.
5.25%, 04/15/2027 (B)	210,000	206,657
6.00%, 06/15/2030 (B)	641,000	632,338
Post Holdings, Inc.
4.50%, 09/15/2031 (B)	339,000	303,691
4.63%, 04/15/2030 (B)	713,000	657,563
5.50%, 12/15/2029 (B)	973,000	941,484
6.25%, 02/15/2032 - 10/15/2034 (B)	443,000	437,579
6.38%, 03/01/2033 (B)	779,000	762,534
		7,437,356
Health Care Equipment & Supplies - 1.0%
Medline Borrower LP
3.88%, 04/01/2029 (B)	1,076,000	996,362
Medline Borrower LP/Medline Co-Issuer, Inc.
6.25%, 04/01/2029 (B)	463,000	467,882
Sotera Health Holdings LLC
7.38%, 06/01/2031 (B)	1,117,000	1,131,634
		2,595,878
Health Care Providers & Services - 3.8%
Acadia Healthcare Co., Inc.
5.00%, 04/15/2029 (A)(B)	1,035,000	968,085
CHS/Community Health Systems, Inc.
5.25%, 05/15/2030 (B)	853,000	700,593
5.63%, 03/15/2027 (B)	319,000	306,150
6.88%, 04/15/2029 (A)(B)	63,000	47,520
10.88%, 01/15/2032 (B)	715,000	737,685
DaVita, Inc.
3.75%, 02/15/2031 (B)	1,288,000	1,114,455
4.63%, 06/01/2030 (B)	418,000	384,278
Encompass Health Corp.
4.50%, 02/01/2028 (A)	603,000	581,845
4.63%, 04/01/2031	60,000	55,411
4.75%, 02/01/2030	218,000	206,669
5.75%, 09/15/2025	287,000	286,570
Heartland Dental LLC/Heartland Dental Finance Corp.
10.50%, 04/30/2028 (B)	601,000	637,184
Kedrion SpA
6.50%, 09/01/2029 (A)(B)	776,000	729,828
Tenet Healthcare Corp.
4.25%, 06/01/2029	807,000	757,611
4.63%, 06/15/2028	28,000	26,796
5.13%, 11/01/2027	647,000	633,609
6.13%, 10/01/2028 (A)	1,201,000	1,198,772
6.13%, 06/15/2030	451,000	447,445
		9,820,506
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care REITs - 0.2%
MPT Operating Partnership LP/MPT Finance Corp.
3.50%, 03/15/2031	$ 879,000	$ 553,864
Hotel & Resort REITs - 0.7%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
5.88%, 10/01/2028 (B)	392,000	383,172
7.00%, 02/01/2030 (B)	723,000	733,558
Pebblebrook Hotel LP/PEB Finance Corp.
6.38%, 10/15/2029 (B)	652,000	642,758
		1,759,488
Hotels, Restaurants & Leisure - 10.0%
Amer Sports Co.
6.75%, 02/16/2031 (B)	984,000	996,918
Boyne USA, Inc.
4.75%, 05/15/2029 (B)	1,131,000	1,072,046
Caesars Entertainment, Inc.
4.63%, 10/15/2029 (A)(B)	661,000	618,867
6.50%, 02/15/2032 (B)	335,000	336,512
7.00%, 02/15/2030 (B)	77,000	78,428
Carnival Corp.
6.00%, 05/01/2029 (B)	1,423,000	1,419,633
7.63%, 03/01/2026 (B)	192,000	192,281
10.50%, 06/01/2030 (B)	412,000	440,399
Carnival Holdings Bermuda Ltd.
10.38%, 05/01/2028 (B)	332,000	353,708
Churchill Downs, Inc.
5.75%, 04/01/2030 (A)(B)	912,000	895,085
6.75%, 05/01/2031 (B)	669,000	676,232
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	622,000	596,628
5.38%, 05/01/2025 (B)	37,000	36,817
5.75%, 05/01/2028 (B)	69,000	68,984
5.88%, 04/01/2029 (B)	81,000	80,859
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.
4.88%, 07/01/2031 (B)	944,000	845,019
5.00%, 06/01/2029 (A)(B)	453,000	426,857
International Game Technology PLC
4.13%, 04/15/2026 (B)	227,000	223,173
5.25%, 01/15/2029 (B)	217,000	211,695
6.25%, 01/15/2027 (B)	214,000	215,345
Light & Wonder International, Inc.
7.00%, 05/15/2028 (B)	731,000	732,443
7.50%, 09/01/2031 (B)	442,000	455,118
MGM Resorts International
4.75%, 10/15/2028	633,000	606,137
5.50%, 04/15/2027 (A)	924,000	918,300
6.13%, 09/15/2029	667,000	666,162
6.50%, 04/15/2032	899,000	895,816
NCL Corp. Ltd.
5.88%, 03/15/2026 - 02/15/2027 (B)	1,614,000	1,611,112
8.13%, 01/15/2029 (B)	383,000	403,615
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises Ltd.
5.38%, 07/15/2027 (B)	$ 500,000	$ 496,884
5.50%, 04/01/2028 (B)	412,000	408,913
5.63%, 09/30/2031 (B)	172,000	169,189
6.00%, 02/01/2033 (B)	332,000	331,212
6.25%, 03/15/2032 (B)	171,000	173,049
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc.
6.63%, 03/01/2030 (B)	661,000	632,533
Station Casinos LLC
4.50%, 02/15/2028 (B)	1,480,000	1,404,318
6.63%, 03/15/2032 (B)	404,000	401,471
Travel & Leisure Co.
4.50%, 12/01/2029 (B)	392,000	366,112
6.00%, 04/01/2027	926,000	926,156
6.60%, 10/01/2025	148,000	148,370
Vail Resorts, Inc.
6.50%, 05/15/2032 (B)	534,000	539,991
Viking Cruises Ltd.
5.88%, 09/15/2027 (B)	1,374,000	1,363,681
7.00%, 02/15/2029 (B)	710,000	713,896
9.13%, 07/15/2031 (B)	251,000	269,890
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
7.13%, 02/15/2031 (B)	1,155,000	1,202,828
		25,622,682
Household Durables - 0.4%
Newell Brands, Inc.
6.63%, 05/15/2032	1,043,000	1,048,827
Household Products - 0.3%
Central Garden & Pet Co.
4.13%, 04/30/2031 (B)	738,000	652,614
Insurance - 2.8%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.50%, 10/01/2031 (B)	931,000	921,903
6.75%, 10/15/2027 (B)	367,000	363,965
Constellation Insurance, Inc.
6.80%, 01/24/2030 (B)	1,361,000	1,323,017
Global Atlantic Finance Co.
Fixed until 07/15/2026, 4.70% (C), 10/15/2051 (B)	533,000	514,756
7.95%, 06/15/2033 (B)	623,000	690,602
Fixed until 07/15/2029, 7.95% (C), 10/15/2054 (B)	366,000	382,682
Hartford Financial Services Group, Inc.
3-Month Term SOFR + 2.39%, 6.91% (C), 02/12/2067 (B)	1,116,000	1,026,577
HUB International Ltd.
7.25%, 06/15/2030 (B)	735,000	753,191
7.38%, 01/31/2032 (B)	274,000	278,289
Lincoln National Corp.
3-Month Term SOFR + 2.62%, 7.10% (C), 05/17/2066	1,059,000	901,146
		7,156,128
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Internet & Catalog Retail - 0.7%
ION Trading Technologies SARL
9.50%, 05/30/2029 (B)	$ 1,133,000	$ 1,188,139
Uber Technologies, Inc.
6.25%, 01/15/2028 (B)	59,000	59,507
7.50%, 09/15/2027 (B)	481,000	489,566
		1,737,212
IT Services - 1.8%
Conduent Business Services LLC/Conduent State & Local Solutions, Inc.
6.00%, 11/01/2029 (A)(B)	183,000	174,445
Crowdstrike Holdings, Inc.
3.00%, 02/15/2029	829,000	754,513
Gartner, Inc.
4.50%, 07/01/2028 (B)	451,000	439,715
NCR Voyix Corp.
5.00%, 10/01/2028 (A)(B)	1,011,000	972,420
5.13%, 04/15/2029 (B)	322,000	308,074
Western Digital Corp.
4.75%, 02/15/2026	1,960,000	1,941,105
		4,590,272
Machinery - 1.2%
Chart Industries, Inc.
7.50%, 01/01/2030 (B)	1,247,000	1,296,478
GrafTech Finance, Inc.
4.63%, 12/23/2029 (A)(B)	354,000	286,289
GrafTech Global Enterprises, Inc.
9.88%, 12/23/2029 (A)(B)	239,000	221,080
SPX Flow, Inc.
8.75%, 04/01/2030 (B)	1,274,000	1,305,455
		3,109,302
Media - 9.2%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%, 08/15/2030 (B)	378,000	339,291
4.50%, 05/01/2032	848,000	729,418
4.75%, 03/01/2030 - 02/01/2032 (B)	1,775,000	1,592,835
5.00%, 02/01/2028 (B)	423,000	407,727
5.38%, 06/01/2029 (A)(B)	461,000	440,382
5.50%, 05/01/2026 (B)	348,000	347,009
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%, 10/23/2045	1,353,000	1,279,604
Clear Channel Outdoor Holdings, Inc.
7.50%, 06/01/2029 (A)(B)	188,000	164,490
7.75%, 04/15/2028 (B)	368,000	332,050
9.00%, 09/15/2028 (B)	699,000	731,956
CSC Holdings LLC
4.13%, 12/01/2030 (A)(B)	248,000	178,154
4.50%, 11/15/2031 (B)	662,000	476,661
5.38%, 02/01/2028 (B)	400,000	345,257
5.75%, 01/15/2030 (B)	2,670,000	1,518,862
6.50%, 02/01/2029 (B)	460,000	386,249
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CSC Holdings LLC (continued)
7.50%, 04/01/2028 (B)	$ 500,000	$ 342,584
11.75%, 01/31/2029 (B)	400,000	395,433
DISH DBS Corp.
5.75%, 12/01/2028 (B)	243,000	207,764
7.38%, 07/01/2028	360,000	257,668
7.75%, 07/01/2026	218,000	183,371
DISH Network Corp.
11.75%, 11/15/2027 (B)	354,000	374,966
Gray Television, Inc.
4.75%, 10/15/2030 (B)	662,000	360,863
5.38%, 11/15/2031 (B)	1,156,000	616,337
iHeartCommunications, Inc.
7.75%, 08/15/2030 (A)(B)	501,960	390,729
9.13%, 05/01/2029 (B)	470,250	408,093
10.88%, 05/01/2030 (B)	917,909	703,022
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (A)(B)	1,506,000	1,208,322
6.75%, 10/15/2027 (B)	816,000	738,316
Sirius XM Radio LLC
4.13%, 07/01/2030 (B)	485,000	423,283
5.00%, 08/01/2027 (B)	31,000	30,147
5.50%, 07/01/2029 (A)(B)	373,000	357,638
TEGNA, Inc.
4.63%, 03/15/2028	481,000	454,546
4.75%, 03/15/2026 (B)	244,000	240,633
Univision Communications, Inc.
6.63%, 06/01/2027 (B)	796,000	792,794
8.00%, 08/15/2028 (B)	403,000	410,339
8.50%, 07/31/2031 (B)	973,000	954,026
Virgin Media Finance PLC
5.00%, 07/15/2030 (B)	1,183,000	1,001,231
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (B)	585,000	505,255
5.50%, 05/15/2029 (B)	1,139,000	1,068,320
VZ Secured Financing BV
5.00%, 01/15/2032 (B)	2,115,000	1,870,628
		23,566,253
Metals & Mining - 4.3%
Advanced Drainage Systems, Inc.
5.00%, 09/30/2027 (B)	217,000	212,970
6.38%, 06/15/2030 (B)	238,000	238,009
Big River Steel LLC/BRS Finance Corp.
6.63%, 01/31/2029 (B)	1,137,000	1,135,927
Cleveland-Cliffs, Inc.
6.88%, 11/01/2029 (B)	638,000	631,174
7.00%, 03/15/2032 (A)(B)	1,417,000	1,391,651
Constellium SE
5.63%, 06/15/2028 (A)(B)	1,551,000	1,517,804
FMG Resources August 2006 Pty. Ltd.
5.88%, 04/15/2030 (B)	718,000	705,640
6.13%, 04/15/2032 (B)	698,000	689,498
Mineral Resources Ltd.
8.13%, 05/01/2027 (B)	872,000	875,469
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Mineral Resources Ltd. (continued)
8.50%, 05/01/2030 (A)(B)	$ 988,000	$ 1,007,816
9.25%, 10/01/2028 (B)	99,000	103,868
New Gold, Inc.
7.50%, 07/15/2027 (B)	1,032,000	1,036,325
Novelis Corp.
4.75%, 01/30/2030 (B)	1,645,000	1,518,379
		11,064,530
Mortgage Real Estate Investment Trusts - 1.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/2027 (B)	364,000	350,985
5.25%, 10/01/2025 (B)	632,000	632,855
7.00%, 07/15/2031 (B)	302,000	309,443
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (B)	793,000	778,350
6.50%, 07/01/2030 (B)	443,000	443,556
		2,515,189
Oil, Gas & Consumable Fuels - 10.4%
Aethon United BR LP/Aethon United Finance Corp.
7.50%, 10/01/2029 (B)	671,000	686,210
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/2029 (B)	690,000	671,938
6.63%, 02/01/2032 (B)	393,000	395,873
Chord Energy Corp.
6.38%, 06/01/2026 (B)	764,000	763,754
Civitas Resources, Inc.
5.00%, 10/15/2026 (B)	424,000	417,212
8.63%, 11/01/2030 (B)	28,000	29,323
8.75%, 07/01/2031 (B)	940,000	979,982
Comstock Resources, Inc.
5.88%, 01/15/2030 (B)	619,000	577,292
DT Midstream, Inc.
4.13%, 06/15/2029 (B)	392,000	366,084
4.38%, 06/15/2031 (B)	122,000	111,315
EQM Midstream Partners LP
6.38%, 04/01/2029 (B)	769,000	771,587
6.50%, 07/01/2027 (B)	366,000	370,746
Expand Energy Corp.
4.75%, 02/01/2032	286,000	266,210
5.38%, 03/15/2030	540,000	530,012
Genesis Energy LP/Genesis Energy Finance Corp.
7.88%, 05/15/2032	154,000	150,817
8.00%, 05/15/2033	675,000	660,576
8.25%, 01/15/2029	37,000	37,362
8.88%, 04/15/2030	407,000	414,123
Harvest Midstream I LP
7.50%, 05/15/2032 (B)	889,000	905,204
Hess Midstream Operations LP
5.13%, 06/15/2028 (B)	657,000	639,035
6.50%, 06/01/2029 (B)	178,000	179,762
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
HF Sinclair Corp.
6.38%, 04/15/2027	$ 678,000	$ 687,900
Hilcorp Energy I LP/Hilcorp Finance Co.
7.25%, 02/15/2035 (B)	641,000	602,620
Matador Resources Co.
6.25%, 04/15/2033 (B)	583,000	564,998
6.50%, 04/15/2032 (B)	184,000	181,915
Murphy Oil Corp.
6.00%, 10/01/2032	580,000	557,267
NuStar Logistics LP
5.63%, 04/28/2027	742,000	736,600
5.75%, 10/01/2025	115,000	114,978
6.00%, 06/01/2026	111,000	111,149
Occidental Petroleum Corp.
6.13%, 01/01/2031	79,000	80,834
6.45%, 09/15/2036	1,194,000	1,224,366
6.63%, 09/01/2030	732,000	766,050
7.15%, 05/15/2028	433,000	453,058
Ovintiv, Inc.
7.38%, 11/01/2031	276,000	299,573
Parkland Corp.
4.50%, 10/01/2029 (B)	341,000	316,274
4.63%, 05/01/2030 (B)	77,000	70,668
5.88%, 07/15/2027 (B)	531,000	525,940
6.63%, 08/15/2032 (B)	24,000	23,750
PBF Holding Co. LLC/PBF Finance Corp.
7.88%, 09/15/2030 (A)(B)	687,000	674,150
Permian Resources Operating LLC
6.25%, 02/01/2033 (B)	446,000	440,229
7.00%, 01/15/2032 (B)	979,000	993,792
SM Energy Co.
6.50%, 07/15/2028	77,000	76,519
6.63%, 01/15/2027	832,000	830,970
6.75%, 09/15/2026	222,000	221,787
7.00%, 08/01/2032 (A)(B)	657,000	647,771
Summit Midstream Holdings LLC
8.63%, 10/31/2029 (B)	298,000	309,068
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.88%, 02/01/2031	145,000	140,014
5.00%, 01/15/2028	150,000	148,382
5.50%, 03/01/2030	716,000	718,252
6.50%, 07/15/2027	255,000	256,789
Venture Global LNG, Inc.
9.50%, 02/01/2029 (B)	959,000	1,059,950
9.88%, 02/01/2032 (B)	1,090,000	1,196,035
Vital Energy, Inc.
9.75%, 10/15/2030	530,000	558,791
Western Midstream Operating LP
5.30%, 03/01/2048	1,122,000	954,066
5.45%, 04/01/2044	251,000	223,466
		26,692,388
Paper & Forest Products - 1.0%
Domtar Corp.
6.75%, 10/01/2028 (B)	970,000	891,068
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Paper & Forest Products (continued)
Magnera Corp.
4.75%, 11/15/2029 (B)	$ 1,531,000	$ 1,359,639
7.25%, 11/15/2031 (B)	405,000	395,381
		2,646,088
Pharmaceuticals - 2.0%
AdaptHealth LLC
4.63%, 08/01/2029 (A)(B)	66,000	59,354
5.13%, 03/01/2030 (A)(B)	150,000	135,902
6.13%, 08/01/2028 (A)(B)	1,077,000	1,054,415
Bausch Health Americas, Inc.
8.50%, 01/31/2027 (B)	532,000	437,570
Bausch Health Cos., Inc.
5.00%, 01/30/2028 - 02/15/2029 (B)	574,000	348,116
5.25%, 01/30/2030 - 02/15/2031 (B)	619,000	335,015
7.00%, 01/15/2028 (B)	161,000	113,199
CVS Health Corp.
Fixed until 09/10/2034, 6.75% (C), 12/10/2054	312,000	305,928
Fixed until 12/10/2029, 7.00% (C), 03/10/2055	605,000	607,030
Grifols SA
4.75%, 10/15/2028 (A)(B)	413,000	379,518
Organon & Co./Organon Foreign Debt Co- Issuer BV
4.13%, 04/30/2028 (B)	685,000	643,503
5.13%, 04/30/2031 (A)(B)	453,000	407,161
6.75%, 05/15/2034 (A)(B)	359,000	356,419
		5,183,130
Real Estate Management & Development - 0.4%
Cushman & Wakefield U.S. Borrower LLC
6.75%, 05/15/2028 (B)	510,000	510,463
8.88%, 09/01/2031 (B)	417,000	448,935
		959,398
Software - 1.3%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
8.00%, 06/15/2029 (B)	819,000	831,274
Ellucian Holdings, Inc.
6.50%, 12/01/2029 (B)	329,000	329,140
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL
4.63%, 05/01/2028 (B)	326,000	299,213
8.75%, 05/01/2029 (B)	970,000	991,893
Rackspace Finance LLC
3.50%, 05/15/2028 (B)	426,685	257,078
UKG, Inc.
6.88%, 02/01/2031 (B)	620,000	629,010
		3,337,608
Specialized REITs - 0.8%
Iron Mountain, Inc.
4.50%, 02/15/2031 (B)	183,000	167,300
5.25%, 03/15/2028 (B)	994,000	972,340
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialized REITs (continued)
Iron Mountain, Inc. (continued)
6.25%, 01/15/2033 (B)	$ 614,000	$ 611,548
7.00%, 02/15/2029 (B)	346,000	353,531
		2,104,719
Total Corporate Debt Securities (Cost $250,459,320)		245,048,727
LOAN ASSIGNMENTS - 2.5%
Automobile Components - 0.2%
Clarios Global LP Term Loan B, 1-Month Term SOFR + 2.50%, 6.86% (C), 05/06/2030	434,910	436,813
Commercial Services & Supplies - 0.6%
Garda World Security Corp. Term Loan B, 1-Month Term SOFR + 3.50%, 7.90% (C), 02/01/2029	888,231	896,003
Madison IAQ LLC Term Loan, 6-Month Term SOFR + 2.75%, 7.89% (C), 06/21/2028	644,987	647,290
		1,543,293
Containers & Packaging - 0.2%
Anchor Glass Container Corp. Term Loan, 3-Month Term SOFR + 2.75%, 7.34% (C), 12/07/2025	880,824	659,149
Hotels, Restaurants & Leisure - 0.3%
Caesars Entertainment, Inc. Term Loan B1, 1-Month Term SOFR + 2.25%, 6.61% (C), 02/06/2031	769,187	771,303
IT Services - 0.2%
Sandisk Corp. Term Loan B, TBD, 12/13/2031 (F)(G)	675,000	662,344
Software - 1.0%
Central Parent, Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 7.58% (C), 07/06/2029	746,621	735,515
Rackspace Finance LLC
1st Lien Term Loan, 1-Month Term SOFR + 2.75%, 7.35% (C), 05/15/2028 (G)	900,000	522,750
	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
Rackspace Finance LLC (continued)
1st Lien Term Loan, 1-Month Term SOFR + 6.25%, 10.85% (C), 05/15/2028	$ 231,878	$ 240,428

UKG, Inc. Term Loan B, 3-Month Term SOFR + 3.00%, 7.33% (C), 02/10/2031	1,014,900	1,021,243
		2,519,936
Total Loan Assignments (Cost $6,750,919)		6,592,838

	Shares	Value
COMMON STOCKS - 0.1%
Oil, Gas & Consumable Fuels - 0.0%
Ultra Resources, Inc. (H)(I)(J)(K)	123	0
Software - 0.1%
Avaya Holdings Corp. (H)(J)	33,145	182,297
Total Common Stocks (Cost $397,739)		182,297
OTHER INVESTMENT COMPANY - 9.5%
Securities Lending Collateral - 9.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (L)	24,448,108	24,448,108
Total Other Investment Company (Cost $24,448,108)		24,448,108

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.80% (L), dated 12/31/2024, to be repurchased at $2,374,456 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.13%, due 10/31/2026, and with a value of $2,421,710.	$ 2,374,219	2,374,219
Total Repurchase Agreement (Cost $2,374,219)		2,374,219
Total Investments (Cost $284,430,305)		278,646,189
Net Other Assets (Liabilities) - (8.4)%		(21,474,028)
Net Assets - 100.0%		$ 257,172,161
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (M)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$245,048,727	$—	$245,048,727
Loan Assignments	—	6,592,838	—	6,592,838
Common Stocks	—	182,297	0	182,297
Other Investment Company	24,448,108	—	—	24,448,108
Repurchase Agreement	—	2,374,219	—	2,374,219
Total Investments	$24,448,108	$254,198,081	$0	$278,646,189
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $25,597,042, collateralized by cash collateral of $24,448,108 and non-cash collateral, such as U.S. government securities of $1,684,938. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $194,307,569, representing 75.6% of the Portfolio's net assets.

(C)
Floating or variable rate security. The rate disclosed is as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(D)	Perpetual maturity. The date displayed is the next call date.
(E)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

(F)	All or a portion of the security represents an unsettled loan commitment at December 31, 2024 where the rate will be determined at time of settlement.
(G)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(H)	Non-income producing security.
(I)	Security is Level 3 of the fair value hierarchy.
(J)	Fair valued as determined in good faith in accordance with TAM's procedures. At December 31, 2024, the total value of the securities is $182,297, representing 0.1% of the Portfolio’s net assets.
(K)	Security deemed worthless.
(L)	Rate disclosed reflects the yield at December 31, 2024.
(M)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(N)	Level 3 security was not considered significant to the Portfolio.
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBD	To Be Determined
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $282,056,086) (including securities loaned of $25,597,042)	$276,271,970
Repurchase agreement, at value (cost $2,374,219)	2,374,219
Cash	60,760
Receivables and other assets:
Investments sold	16,920
Net income from securities lending	35,689
Interest	4,342,901
Total assets	283,102,459
Liabilities:
Cash collateral received upon return of:
Securities on loan	24,448,108
Payables and other liabilities:
Investments purchased	7,360
When-issued, delayed-delivery, forward and TBA commitments purchased	1,202,625
Shares of beneficial interest redeemed	29,865
Investment management fees	125,727
Distribution and service fees	25,614
Transfer agent costs	261
Trustee and CCO fees	73
Audit and tax fees	37,716
Custody fees	35,023
Legal fees	3,162
Printing and shareholder reports fees	10,385
Other accrued expenses	4,379
Total liabilities	25,930,298
Net assets	$257,172,161
Net assets consist of:
Capital stock ($0.01 par value)	$364,921
Additional paid-in capital	275,521,702
Total distributable earnings (accumulated losses)	(18,714,462)
Net assets	$257,172,161
Net assets by class:
Initial Class	$140,918,346
Service Class	116,253,815
Shares outstanding:
Initial Class	20,202,784
Service Class	16,289,320
Net asset value and offering price per share:
Initial Class	$6.98
Service Class	7.14
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Interest income	$17,793,469
Net income from securities lending	303,252
Total investment income	18,096,721
Expenses:
Investment management fees	1,421,569
Distribution and service fees:
Service Class	295,017
Transfer agent costs	2,879
Trustee and CCO fees	12,275
Audit and tax fees	39,622
Custody fees	59,992
Legal fees	24,092
Printing and shareholder reports fees	39,245
Other	17,529
Total expenses	1,912,220
Net investment income (loss)	16,184,501
Net realized gain (loss) on:
Investments	(4,568,960)
Net change in unrealized appreciation (depreciation) on:
Investments	6,213,173
Net realized and change in unrealized gain (loss)	1,644,213
Net increase (decrease) in net assets resulting from operations	$17,828,714
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$16,184,501	$12,346,395
Net realized gain (loss)	(4,568,960)	(7,596,507)
Net change in unrealized appreciation (depreciation)	6,213,173	18,448,644
Net increase (decrease) in net assets resulting from operations	17,828,714	23,198,532
Dividends and/or distributions to shareholders:
Initial Class	(7,050,701)	(5,978,036)
Service Class	(5,530,239)	(4,956,039)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,580,940)	(10,934,075)
Capital share transactions:
Proceeds from shares sold:
Initial Class	5,352,872	71,342,607
Service Class	5,493,475	5,867,254
	10,846,347	77,209,861
Dividends and/or distributions reinvested:
Initial Class	7,050,701	5,978,036
Service Class	5,530,239	4,956,039
	12,580,940	10,934,075
Cost of shares redeemed:
Initial Class	(11,063,104)	(12,347,955)
Service Class	(18,505,487)	(16,223,227)
	(29,568,591)	(28,571,182)
Net increase (decrease) in net assets resulting from capital share transactions	(6,141,304)	59,572,754
Net increase (decrease) in net assets	(893,530)	71,837,211
Net assets:
Beginning of year	258,065,691	186,228,480
End of year	$257,172,161	$258,065,691
Capital share transactions - shares:
Shares issued:
Initial Class	774,148	10,584,220
Service Class	776,312	863,841
	1,550,460	11,448,061
Shares reinvested:
Initial Class	1,027,799	922,537
Service Class	787,783	747,517
	1,815,582	1,670,054
Shares redeemed:
Initial Class	(1,597,482)	(1,864,833)
Service Class	(2,614,243)	(2,415,595)
	(4,211,725)	(4,280,428)
Net increase (decrease) in shares outstanding:
Initial Class	204,465	9,641,924
Service Class	(1,050,148)	(804,237)
	(845,683)	8,837,687
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$6.84	$6.45	$7.72	$7.65	$7.78
Investment operations:
Net investment income (loss)(A)	0.45	0.40	0.37	0.36	0.39
Net realized and unrealized gain (loss)	0.05	0.30	(1.22)	0.13	(0.04)
Total investment operations	0.50	0.70	(0.85)	0.49	0.35
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.31)	(0.42)	(0.42)	(0.48)
Net asset value, end of year	$6.98	$6.84	$6.45	$7.72	$7.65
Total return	7.43%	11.11%	(11.12)%	6.35%	5.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$140,918	$136,822	$66,793	$83,291	$96,601
Expenses to average net assets	0.63%	0.65%	0.62%	0.62%	0.63%
Net investment income (loss) to average net assets	6.42%	6.02%	5.35%	4.68%	5.34%
Portfolio turnover rate	32%	23%	16%	36%	40%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$6.99	$6.58	$7.87	$7.78	$7.91
Investment operations:
Net investment income (loss)(A)	0.44	0.39	0.36	0.35	0.38
Net realized and unrealized gain (loss)	0.05	0.31	(1.25)	0.14	(0.05)
Total investment operations	0.49	0.70	(0.89)	0.49	0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.29)	(0.40)	(0.40)	(0.46)
Net asset value, end of year	$7.14	$6.99	$6.58	$7.87	$7.78
Total return	7.15%	10.87%	(11.45)%	6.25%	4.68%
Ratio and supplemental data:
Net assets end of year (000’s)	$116,254	$121,244	$119,435	$160,658	$160,615
Expenses to average net assets	0.88%	0.90%	0.87%	0.87%	0.88%
Net investment income (loss) to average net assets	6.17%	5.74%	5.09%	4.42%	5.08%
Portfolio turnover rate	32%	23%	16%	36%	40%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
The Portfolio held no unfunded loan participations at December 31, 2024. Open funded loan participations and assignments at December 31, 2024, if any, are included within the Schedule of Investments.
Payment in-kind ("PIK") securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.
PIKs held at December 31, 2024, if any, are identified within the Schedule of Investments.
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$24,448,108	$—	$—	$—	$24,448,108
Total Borrowings	$24,448,108	$—	$—	$—	$24,448,108
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Portfolio.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Distressed or defaulted securities risk: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative with respect to the issuers’ continuing ability to make principal and interest payments. The Portfolio may incur costs to protect its investment, and the Portfolio could lose its entire investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, or a significant portion of its assets in a single issuer or small number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the Portfolio is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Portfolio had not fair-valued securities or had used a different valuation methodology. The Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, AUIM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1.25 billion	0.554%
Over $1.25 billion up to $2 billion	0.544
Over $2 billion	0.520
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.70%	May 1, 2025
Service Class	0.95	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$80,093,766	$—	$79,634,929	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$284,695,855	$3,821,802	$(9,871,468)	$(6,049,666)
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$—	$28,844,736
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$12,580,940	$—	$—	$—	$10,934,075	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$16,179,940	$—	$—	$(28,844,736)	$—	$—	$(6,049,666)
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Aegon High Yield Bond VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Aegon High Yield Bond VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon High Yield Bond VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Aegon Sustainable Equity Income VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Aegon Sustainable Equity Income VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 99.8%
Banks - 6.3%
Bank of America Corp.	288,615	$ 12,684,629
Citizens Financial Group, Inc.	205,709	9,001,826
U.S. Bancorp	182,534	8,730,601
		30,417,056
Biotechnology - 3.6%
Gilead Sciences, Inc.	191,364	17,676,293
Capital Markets - 9.6%
CME Group, Inc.	78,195	18,159,225
Moody's Corp.	16,637	7,875,457
Morgan Stanley	89,144	11,207,183
Stifel Financial Corp.	88,422	9,379,806
		46,621,671
Chemicals - 1.9%
Linde PLC	21,886	9,163,012
Commercial Services & Supplies - 3.1%
Republic Services, Inc.	75,039	15,096,346
Communications Equipment - 4.1%
Cisco Systems, Inc.	336,228	19,904,698
Consumer Staples Distribution & Retail - 1.4%
Costco Wholesale Corp.	7,237	6,631,046
Containers & Packaging - 2.7%
Packaging Corp. of America	58,359	13,138,362
Diversified Telecommunication Services - 1.0%
TELUS Corp. (A)	363,199	4,924,978
Electrical Equipment - 2.2%
Schneider Electric SE, ADR (A)	214,767	10,661,034
Ground Transportation - 1.6%
Union Pacific Corp.	33,864	7,722,347
Health Care Equipment & Supplies - 2.1%
Medtronic PLC	126,867	10,134,136
Health Care Providers & Services - 3.7%
Elevance Health, Inc.	17,474	6,446,158
Quest Diagnostics, Inc.	77,809	11,738,266
		18,184,424
Household Durables - 1.2%
D.R. Horton, Inc.	42,744	5,976,466
Household Products - 5.7%
Colgate-Palmolive Co.	195,222	17,747,632
Kimberly-Clark Corp.	76,135	9,976,730
		27,724,362
Insurance - 7.4%
Cincinnati Financial Corp.	73,735	10,595,719
MetLife, Inc.	225,412	18,456,735
Progressive Corp.	28,826	6,906,998
		35,959,452
	Shares	Value
COMMON STOCKS (continued)
IT Services - 1.3%
Accenture PLC, Class A	18,519	$ 6,514,799
Machinery - 1.5%
Xylem, Inc.	62,583	7,260,880
Media - 1.8%
Omnicom Group, Inc.	101,049	8,694,256
Metals & Mining - 1.5%
Steel Dynamics, Inc.	63,450	7,237,741
Oil, Gas & Consumable Fuels - 1.8%
ONEOK, Inc.	85,429	8,577,072
Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co.	162,928	9,215,208
Merck & Co., Inc.	100,003	9,948,298
		19,163,506
Professional Services - 4.6%
Automatic Data Processing, Inc.	44,248	12,952,717
RELX PLC, ADR	203,108	9,225,165
		22,177,882
Semiconductors & Semiconductor Equipment - 9.1%
Broadcom, Inc.	68,520	15,885,677
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	61,442	12,134,180
Texas Instruments, Inc.	84,713	15,884,535
		43,904,392
Software - 2.7%
Microsoft Corp.	31,241	13,168,081
Specialized REITs - 4.0%
American Tower Corp.	27,170	4,983,250
Digital Realty Trust, Inc.	41,342	7,331,177
Weyerhaeuser Co.	245,695	6,916,314
		19,230,741
Specialty Retail - 3.0%
Home Depot, Inc.	36,821	14,323,001
Trading Companies & Distributors - 5.8%
United Rentals, Inc.	15,246	10,739,892
Watsco, Inc.	15,673	7,427,278
WESCO International, Inc.	54,610	9,882,226
		28,049,396
Water Utilities - 1.1%
Essential Utilities, Inc.	152,141	5,525,761
Total Common Stocks (Cost $395,588,833)		483,763,191
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Shares	Value
OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	2,922,822	$ 2,922,822
Total Other Investment Company (Cost $2,922,822)		2,922,822

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 1.80% (B), dated 12/31/2024, to be repurchased at $335,513 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $342,251.	$ 335,479	335,479
Total Repurchase Agreement (Cost $335,479)		335,479
Total Investments (Cost $398,847,134)		487,021,492
Net Other Assets (Liabilities) - (0.5)%		(2,262,655)
Net Assets - 100.0%		$ 484,758,837
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$483,763,191	$—	$—	$483,763,191
Other Investment Company	2,922,822	—	—	2,922,822
Repurchase Agreement	—	335,479	—	335,479
Total Investments	$486,686,013	$335,479	$—	$487,021,492
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $3,179,071, collateralized by cash collateral of $2,922,822 and non-cash collateral, such as U.S. government securities of $358,082. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $398,511,655) (including securities loaned of $3,179,071)	$486,686,013
Repurchase agreement, at value (cost $335,479)	335,479
Receivables and other assets:
Net income from securities lending	5,737
Shares of beneficial interest sold	4,196
Dividends	1,318,963
Interest	17
Total assets	488,350,405
Liabilities:
Cash collateral received upon return of:
Securities on loan	2,922,822
Payables and other liabilities:
Shares of beneficial interest redeemed	261,435
Investment management fees	291,001
Distribution and service fees	37,486
Transfer agent costs	508
Trustee and CCO fees	143
Audit and tax fees	19,871
Custody fees	16,576
Legal fees	6,013
Printing and shareholder reports fees	26,873
Other accrued expenses	8,840
Total liabilities	3,591,568
Net assets	$484,758,837
Net assets consist of:
Capital stock ($0.01 par value)	$231,529
Additional paid-in capital	384,264,455
Total distributable earnings (accumulated losses)	100,262,853
Net assets	$484,758,837
Net assets by class:
Initial Class	$319,922,749
Service Class	164,836,088
Shares outstanding:
Initial Class	15,294,188
Service Class	7,858,710
Net asset value and offering price per share:
Initial Class	$20.92
Service Class	20.97
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$11,504,207
Interest income	85,398
Net income from securities lending	43,162
Withholding taxes on foreign income	(144,640)
Total investment income	11,488,127
Expenses:
Investment management fees	3,258,777
Distribution and service fees:
Service Class	424,594
Transfer agent costs	5,510
Trustee and CCO fees	23,559
Audit and tax fees	23,342
Custody fees	28,501
Legal fees	44,510
Printing and shareholder reports fees	103,805
Other	34,017
Total expenses	3,946,615
Net investment income (loss)	7,541,512
Net realized gain (loss) on:
Investments	35,417,451
Foreign currency transactions	1,841
Net realized gain (loss)	35,419,292
Net change in unrealized appreciation (depreciation) on:
Investments	33,087,390
Translation of assets and liabilities denominated in foreign currencies	(3,578)
Net change in unrealized appreciation (depreciation)	33,083,812
Net realized and change in unrealized gain (loss)	68,503,104
Net increase (decrease) in net assets resulting from operations	$76,044,616
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$7,541,512	$9,922,977
Net realized gain (loss)	35,419,292	(17,087,931)
Net change in unrealized appreciation (depreciation)	33,083,812	31,786,196
Net increase (decrease) in net assets resulting from operations	76,044,616	24,621,242
Dividends and/or distributions to shareholders:
Initial Class	(6,655,257)	(7,410,520)
Service Class	(3,066,788)	(3,122,708)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(9,722,045)	(10,533,228)
Capital share transactions:
Proceeds from shares sold:
Initial Class	4,222,219	15,433,206
Service Class	4,067,106	6,290,961
	8,289,325	21,724,167
Dividends and/or distributions reinvested:
Initial Class	6,655,257	7,410,520
Service Class	3,066,788	3,122,708
	9,722,045	10,533,228
Cost of shares redeemed:
Initial Class	(39,393,278)	(91,006,584)
Service Class	(31,145,698)	(27,916,713)
	(70,538,976)	(118,923,297)
Net increase (decrease) in net assets resulting from capital share transactions	(52,527,606)	(86,665,902)
Net increase (decrease) in net assets	13,794,965	(72,577,888)
Net assets:
Beginning of year	470,963,872	543,541,760
End of year	$484,758,837	$470,963,872
Capital share transactions - shares:
Shares issued:
Initial Class	213,974	901,896
Service Class	198,585	360,127
	412,559	1,262,023
Shares reinvested:
Initial Class	321,355	428,354
Service Class	147,584	179,879
	468,939	608,233
Shares redeemed:
Initial Class	(1,951,711)	(5,415,055)
Service Class	(1,538,855)	(1,608,996)
	(3,490,566)	(7,024,051)
Net increase (decrease) in shares outstanding:
Initial Class	(1,416,382)	(4,084,805)
Service Class	(1,192,686)	(1,068,990)
	(2,609,068)	(5,153,795)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$18.26	$17.57	$21.11	$17.60	$22.57
Investment operations:
Net investment income (loss)(A)	0.33	0.36	0.34	0.34	0.43
Net realized and unrealized gain (loss)	2.76	0.72	(2.80)	3.60	(2.48)
Total investment operations	3.09	1.08	(2.46)	3.94	(2.05)
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.39)	(0.41)	(0.43)	(0.58)
Net realized gains	—	—	(0.67)	—	(2.34)
Total dividends and/or distributions to shareholders	(0.43)	(0.39)	(1.08)	(0.43)	(2.92)
Net asset value, end of year	$20.92	$18.26	$17.57	$21.11	$17.60
Total return	16.93%	6.28%	(11.63)%	22.42%	(7.35)%
Ratio and supplemental data:
Net assets end of year (000’s)	$319,923	$305,197	$365,350	$448,361	$440,332
Expenses to average net assets	0.72%	0.73%	0.69%	0.69%	0.74%
Net investment income (loss) to average net assets	1.62%	2.07%	1.86%	1.70%	2.40%
Portfolio turnover rate	23%	11%	22%	23%	135%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$18.31	$17.61	$21.14	$17.63	$22.59
Investment operations:
Net investment income (loss)(A)	0.28	0.32	0.30	0.29	0.38
Net realized and unrealized gain (loss)	2.76	0.72	(2.81)	3.60	(2.47)
Total investment operations	3.04	1.04	(2.51)	3.89	(2.09)
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.34)	(0.35)	(0.38)	(0.53)
Net realized gains	—	—	(0.67)	—	(2.34)
Total dividends and/or distributions to shareholders	(0.38)	(0.34)	(1.02)	(0.38)	(2.87)
Net asset value, end of year	$20.97	$18.31	$17.61	$21.14	$17.63
Total return	16.60%	6.00%	(11.84)%	22.12%	(7.59)%
Ratio and supplemental data:
Net assets end of year (000’s)	$164,836	$165,767	$178,192	$235,078	$225,731
Expenses to average net assets	0.97%	0.98%	0.94%	0.94%	0.99%
Net investment income (loss) to average net assets	1.37%	1.83%	1.61%	1.45%	2.16%
Portfolio turnover rate	23%	11%	22%	23%	135%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Sustainable Equity Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$2,922,822	$—	$—	$—	$2,922,822
Total Borrowings	$2,922,822	$—	$—	$—	$2,922,822
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Dividend paying stock risk: There can be no assurance that the issuers of the stocks held by the Portfolio will pay dividends in the future or that, if dividends are paid, they will not decrease. The Portfolio’s emphasis on dividend paying stocks could cause the Portfolio’s share price and total return to fluctuate more than, or cause the Portfolio to underperform, similar Portfolios that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks tend to go through cycles of over- or under-performing the stock market in general.
Sustainability investing risk: Applying sustainability criteria to the sub-adviser’s investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact the Portfolio’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Portfolio’s investment performance. The relevance and weightings of sustainability criteria to the sub-adviser’s
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies meeting the sub-adviser’s sustainability criteria at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s sustainability practices, or the sub-adviser’s assessment of such practices, may change over time. The Portfolio’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative sustainability characteristics of a company. The sub-adviser’s sustainability assessment of a company may differ from that of other funds or investors. The Portfolio’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability ratings and assessments of issuers can vary across third party data providers, and sustainability data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of sustainability investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of sustainability criteria could have a material adverse effect on the Portfolio’s ability to invest in accordance with its sustainability strategy.
Focused investing risk: To the extent the Portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, or a significant portion of its assets in a single issuer or small number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
With respect to the Portfolio TAM has entered into a sub-advisory agreement with Aegon Asset Management UK plc (“AAM UK”), a wholly-owned subsidiary of Aegon Ltd. AAM UK provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. (“TFS”) is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, AAM UK, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, AAM UK, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.663%
Over $500 million up to $1 billion	0.580
Over $1 billion up to $1.5 billion	0.550
Over $1.5 billion	0.530
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.73%	May 1, 2025
Service Class	0.98	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$110,599,307	$—	$159,231,373	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$399,071,212	$109,085,077	$(21,134,797)	$87,950,280
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the capital loss carryforwards utilized are $30,484,420.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$9,722,045	$—	$—	$—	$10,533,228	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$7,609,850	$—	$4,704,153	$—	$—	$—	$87,948,850
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Aegon Sustainable Equity Income VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Sustainable Equity Income VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon Sustainable Equity Income VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Aegon U.S. Government Securities VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 55.2%
U.S. Treasury - 54.6%
U.S. Treasury Bonds
1.13%, 05/15/2040	$ 742,600	$ 447,155
1.88%, 02/15/2051	3,455,000	1,924,813
2.00%, 02/15/2050	1,217,000	707,904
2.25%, 02/15/2052 (A)	2,000,000	1,214,688
2.38%, 02/15/2042 - 11/15/2049	4,632,000	3,238,559
2.50%, 02/15/2045 - 05/15/2046	1,877,000	1,291,736
2.88%, 05/15/2049 - 05/15/2052	2,869,800	2,020,275
3.00%, 05/15/2042 - 08/15/2052	6,650,000	4,955,220
3.38%, 08/15/2042 - 11/15/2048	1,648,000	1,322,719
3.63%, 08/15/2043	783,000	663,990
4.13%, 08/15/2044 - 08/15/2053	2,900,000	2,596,703
4.25%, 08/15/2054	884,000	808,722
4.38%, 08/15/2043	1,828,000	1,721,819
4.50%, 02/15/2044	3,855,000	3,683,332
4.63%, 05/15/2044 - 05/15/2054	1,400,000	1,361,438
4.75%, 11/15/2053	1,214,000	1,202,998
U.S. Treasury Notes
0.38%, 11/30/2025	1,724,000	1,664,778
0.63%, 12/31/2027	1,226,000	1,100,814
1.25%, 11/30/2026	6,198,000	5,859,289
1.75%, 01/31/2029	1,828,900	1,651,297
1.88%, 02/28/2027 - 02/15/2032	12,657,000	11,793,718
2.38%, 03/31/2029	1,573,600	1,452,076
2.50%, 03/31/2027	1,943,000	1,870,745
2.63%, 05/31/2027	5,000,000	4,812,891
2.88%, 05/15/2032	825,000	740,921
3.00%, 07/15/2025	1,387,000	1,378,050
3.13%, 08/31/2027	2,619,000	2,543,295
3.25%, 06/30/2027 - 06/30/2029	6,883,000	6,634,112
3.38%, 09/15/2027	1,821,000	1,779,316
3.50%, 09/30/2026 - 01/31/2028	3,205,000	3,135,291
3.63%, 08/31/2029 - 09/30/2031	856,000	818,423
3.75%, 08/15/2027	2,342,000	2,311,993
3.88%, 10/15/2027 - 08/15/2034	6,421,000	6,336,372
4.00%, 07/31/2029 - 02/15/2034	2,689,000	2,614,655
4.13%, 02/15/2027 - 11/15/2032	11,898,000	11,804,591
4.25%, 10/15/2025 - 03/15/2027	9,456,200	9,457,091
4.38%, 07/15/2027 - 05/15/2034	1,641,000	1,636,036
4.50%, 03/31/2026	2,691,000	2,698,253
4.63%, 09/30/2028 - 05/31/2031	9,261,000	9,341,378
		122,597,456
U.S. Treasury Inflation-Protected Securities - 0.6%
U.S. Treasury Inflation-Protected Indexed Notes
1.75%, 01/15/2034	1,550,589	1,486,852
		1,486,852
Total U.S. Government Obligations (Cost $132,082,526)		124,084,308
U.S. GOVERNMENT AGENCY OBLIGATIONS - 39.2%
Federal Farm Credit Banks Funding Corp.
2.04%, 09/24/2029	10,000,000	8,990,123
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Banks
2.38%, 03/14/2025	$ 25,000,000	$ 24,897,941
4.75%, 12/10/2032	5,000,000	5,011,715
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.01%, 07/25/2025	4,917,920	4,874,318
3.19% (B), 09/25/2027	4,035,399	3,892,068
Federal National Mortgage Association
0.88%, 08/05/2030 (A)	8,300,000	6,852,558
1.90%, 01/25/2036	5,000,000	3,687,927
Government National Mortgage Association
4.25% (B), 06/20/2062	208,578	204,217
4.63% (B), 07/20/2061	8,218	8,067
4.70% (B), 10/20/2061 - 12/20/2061	10,709	10,405
SLM Student Loan Trust
3-Month SOFR Average + 0.43%,
5.62% (B), 01/25/2041	2,002,123	1,959,543
Tennessee Valley Authority
1.50%, 09/15/2031 (A)	5,000,000	4,091,036
2.88%, 02/01/2027 (A)	6,000,000	5,830,986
4.88%, 01/15/2048	6,000,000	5,715,973
Uniform Mortgage-Backed Security, TBA
3.50%, 01/01/2040 (C)	7,602,000	7,183,068
4.00%, 01/01/2040 (C)	4,991,000	4,790,043
Total U.S. Government Agency Obligations (Cost $93,056,955)		87,999,988
CORPORATE DEBT SECURITIES - 2.2%
Banks - 0.6%
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (B), 02/13/2031	713,000	626,851
Morgan Stanley
Fixed until 01/22/2030, 2.70% (B), 01/22/2031	429,000	381,199
Fixed until 01/18/2034, 5.47% (B), 01/18/2035	414,000	411,728
		1,419,778
Food Products - 0.2%
Cargill, Inc.
5.13%, 10/11/2032 (D)	511,000	508,175
Health Care Providers & Services - 0.9%
Cigna Group
5.25%, 02/15/2034	1,364,000	1,338,084
Health Care Service Corp. A Mutual Legal Reserve Co.
5.45%, 06/15/2034 (D)	601,000	600,990
		1,939,074
Pharmaceuticals - 0.3%
AbbVie, Inc.
5.05%, 03/15/2034	616,000	609,188
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.2%
Foundry JV Holdco LLC
6.15%, 01/25/2032 (D)	$ 450,000	$ 454,127
Total Corporate Debt Securities (Cost $5,042,422)		4,930,342
MORTGAGE-BACKED SECURITIES - 0.9%
COMM Mortgage Trust
Series 2012-CR4, Class A3, 2.85%, 10/15/2045	84,389	78,142
Eleven Madison Mortgage Trust
Series 2015-11MD, Class A, 3.55% (B), 09/10/2035 (D)	2,000,000	1,957,503
Total Mortgage-Backed Securities (Cost $2,117,301)		2,035,645
MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
Vermont - 0.1%
Vermont Student Assistance Corp., Revenue Bonds,
Class A, 1-Month SOFR Average + 0.70%,
5.36% (B), 07/28/2034	179,706	179,347
Total Municipal Government Obligation (Cost $179,706)		179,347

	Shares	Value
OTHER INVESTMENT COMPANY - 5.6%
Securities Lending Collateral - 5.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (E)	12,398,556	12,398,556
Total Other Investment Company (Cost $12,398,556)		12,398,556

	Principal	Value
REPURCHASE AGREEMENTS - 6.8%
Barclays Bank PLC, 4.25% (E), dated 12/31/2024, to be repurchased at $14,001,653 on 01/02/2025. Collateralized by a U.S. Government Obligation, 3.88%, due 11/30/2027, and with a value of $14,232,546.	$ 14,000,000	$ 14,000,000
Fixed Income Clearing Corp., 1.80% (E), dated 12/31/2024, to be repurchased at $1,307,429 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $1,333,543.	1,307,298	1,307,298
Total Repurchase Agreements (Cost $15,307,298)		15,307,298
Total Investments (Cost $260,184,764)		246,935,484
Net Other Assets (Liabilities) - (10.0)%		(22,387,283)
Net Assets - 100.0%		$ 224,548,201
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	15	03/31/2025	$3,089,565	$3,084,141	$—	$(5,424)
5-Year U.S. Treasury Notes	150	03/31/2025	16,010,149	15,945,703	—	(64,446)
10-Year U.S. Treasury Notes	35	03/20/2025	3,846,457	3,806,250	—	(40,207)
30-Year U.S. Treasury Bonds	44	03/20/2025	5,144,356	5,009,125	—	(135,231)
U.S. Treasury Ultra Bonds	35	03/20/2025	4,326,384	4,161,719	—	(164,665)
Total					$—	$(409,973)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Ultra Notes	(9)	03/20/2025	$(1,014,136)	$(1,001,813)	$12,323	$—
Total Futures Contracts					$12,323	$(409,973)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (F)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Obligations	$—	$124,084,308	$—	$124,084,308
U.S. Government Agency Obligations	—	87,999,988	—	87,999,988
Corporate Debt Securities	—	4,930,342	—	4,930,342
Mortgage-Backed Securities	—	2,035,645	—	2,035,645
Municipal Government Obligation	—	179,347	—	179,347
Other Investment Company	12,398,556	—	—	12,398,556
Repurchase Agreements	—	15,307,298	—	15,307,298
Total Investments	$12,398,556	$234,536,928	$—	$246,935,484
Other Financial Instruments
Futures Contracts (G)	$12,323	$—	$—	$12,323
Total Other Financial Instruments	$12,323	$—	$—	$12,323
LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(409,973)	$—	$—	$(409,973)
Total Other Financial Instruments	$(409,973)	$—	$—	$(409,973)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $12,148,562, collateralized by cash collateral of $12,398,556. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)
Floating or variable rate security. The rate disclosed is as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(D)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $3,520,795, representing 1.6% of the
Portfolio's net assets.

(E)	Rate disclosed reflects the yield at December 31, 2024.
(F)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(G)	Derivative instruments are valued at unrealized appreciation (depreciation).
PORTFOLIO ABBREVIATION(S):
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $244,877,466) (including securities loaned of $12,148,562)	$231,628,186
Repurchase agreement, at value (cost $15,307,298)	15,307,298
Cash	4,981
Cash collateral pledged at broker for:
Futures contracts	621,920
Receivables and other assets:
Net income from securities lending	3,525
Shares of beneficial interest sold	56,018
Interest	1,774,508
Total assets	249,396,436
Liabilities:
Cash collateral received upon return of:
Securities on loan	12,398,556
Payables and other liabilities:
Investments purchased	861
When-issued, delayed-delivery, forward and TBA commitments purchased	12,169,293
Shares of beneficial interest redeemed	23,862
Investment management fees	103,731
Distribution and service fees	37,256
Transfer agent costs	242
Trustee and CCO fees	67
Audit and tax fees	31,374
Custody fees	18,567
Legal fees	3,428
Printing and shareholder reports fees	10,061
Other accrued expenses	4,872
Variation margin payable on futures contracts	46,065
Total liabilities	24,848,235
Net assets	$224,548,201
Net assets consist of:
Capital stock ($0.01 par value)	$247,024
Additional paid-in capital	267,566,376
Total distributable earnings (accumulated losses)	(43,265,199)
Net assets	$224,548,201
Net assets by class:
Initial Class	$57,816,129
Service Class	166,732,072
Shares outstanding:
Initial Class	6,555,329
Service Class	18,147,050
Net asset value and offering price per share:
Initial Class	$8.82
Service Class	9.19
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Interest income	$9,123,378
Net income from securities lending	41,055
Total investment income	9,164,433
Expenses:
Investment management fees	1,367,921
Distribution and service fees:
Service Class	516,543
Transfer agent costs	2,915
Trustee and CCO fees	12,500
Audit and tax fees	33,330
Custody fees	37,120
Legal fees	24,558
Printing and shareholder reports fees	38,188
Other	24,949
Total expenses before waiver and/or reimbursement and recapture	2,058,024
Expenses waived and/or reimbursed:
Initial Class	(12,013)
Service Class	(39,964)
Recapture of previously waived and/or reimbursed fees:
Initial Class	1,177
Service Class	3,395
Net expenses	2,010,619
Net investment income (loss)	7,153,814
Net realized gain (loss) on:
Investments	(10,591,132)
Futures contracts	(389,123)
Net realized gain (loss)	(10,980,255)
Net change in unrealized appreciation (depreciation) on:
Investments	6,289,228
Futures contracts	(1,957,749)
Net change in unrealized appreciation (depreciation)	4,331,479
Net realized and change in unrealized gain (loss)	(6,648,776)
Net increase (decrease) in net assets resulting from operations	$505,038
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$7,153,814	$7,781,044
Net realized gain (loss)	(10,980,255)	(12,343,597)
Net change in unrealized appreciation (depreciation)	4,331,479	17,785,768
Net increase (decrease) in net assets resulting from operations	505,038	13,223,215
Dividends and/or distributions to shareholders:
Initial Class	(2,162,451)	(1,096,750)
Service Class	(6,108,387)	(3,999,036)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(8,270,838)	(5,095,786)
Capital share transactions:
Proceeds from shares sold:
Initial Class	9,786,035	7,539,109
Service Class	23,826,968	50,283,001
	33,613,003	57,822,110
Dividends and/or distributions reinvested:
Initial Class	2,162,451	1,096,750
Service Class	6,108,387	3,999,036
	8,270,838	5,095,786
Cost of shares redeemed:
Initial Class	(13,792,283)	(11,653,811)
Service Class	(106,468,741)	(126,033,847)
	(120,261,024)	(137,687,658)
Net increase (decrease) in net assets resulting from capital share transactions	(78,377,183)	(74,769,762)
Net increase (decrease) in net assets	(86,142,983)	(66,642,333)
Net assets:
Beginning of year	310,691,184	377,333,517
End of year	$224,548,201	$310,691,184
Capital share transactions - shares:
Shares issued:
Initial Class	1,081,926	838,816
Service Class	2,514,747	5,468,595
	3,596,673	6,307,411
Shares reinvested:
Initial Class	239,209	124,631
Service Class	648,449	437,053
	887,658	561,684
Shares redeemed:
Initial Class	(1,535,384)	(1,294,713)
Service Class	(11,300,433)	(13,466,171)
	(12,835,817)	(14,760,884)
Net increase (decrease) in shares outstanding:
Initial Class	(214,249)	(331,266)
Service Class	(8,137,237)	(7,560,523)
	(8,351,486)	(7,891,789)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.12	$8.93	$10.38	$11.69	$10.92
Investment operations:
Net investment income (loss)(A)	0.26	0.22	0.15	0.12	0.15
Net realized and unrealized gain (loss)	(0.22)	0.13	(1.50)	(0.39)	0.83
Total investment operations	0.04	0.35	(1.35)	(0.27)	0.98
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.16)	(0.10)	(0.25)	(0.20)
Net realized gains	—	—	—	(0.79)	(0.01)
Total dividends and/or distributions to shareholders	(0.34)	(0.16)	(0.10)	(1.04)	(0.21)
Net asset value, end of year	$8.82	$9.12	$8.93	$10.38	$11.69
Total return	0.33%	4.00%	(13.03)%	(2.39)%	8.97%
Ratio and supplemental data:
Net assets end of year (000’s)	$57,816	$61,715	$63,432	$81,905	$105,166
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.61%	0.59%	0.60%	0.59%
Including waiver and/or reimbursement and recapture	0.56%	0.60%	0.59%	0.60%	0.59%
Net investment income (loss) to average net assets	2.89%	2.43%	1.56%	1.06%	1.32%
Portfolio turnover rate	44%	18%	9%	29%	128%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.47	$9.27	$10.78	$12.07	$11.28
Investment operations:
Net investment income (loss)(A)	0.25	0.20	0.13	0.09	0.13
Net realized and unrealized gain (loss)	(0.23)	0.14	(1.56)	(0.39)	0.84
Total investment operations	0.02	0.34	(1.43)	(0.30)	0.97
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.14)	(0.08)	(0.20)	(0.17)
Net realized gains	—	—	—	(0.79)	(0.01)
Total dividends and/or distributions to shareholders	(0.30)	(0.14)	(0.08)	(0.99)	(0.18)
Net asset value, end of year	$9.19	$9.47	$9.27	$10.78	$12.07
Total return	0.16%	3.69%	(13.30)%	(2.53)%	8.66%
Ratio and supplemental data:
Net assets end of year (000’s)	$166,732	$248,976	$313,902	$225,327	$321,870
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.86%	0.84%	0.85%	0.84%
Including waiver and/or reimbursement and recapture	0.81%	0.85%	0.84%	0.85%	0.84%
Net investment income (loss) to average net assets	2.63%	2.18%	1.37%	0.81%	1.04%
Portfolio turnover rate	44%	18%	9%	29%	128%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$11,163,704	$—	$—	$—	$11,163,704
U.S. Government Obligations	1,234,852	—	—	—	1,234,852
Total Securities Lending Transactions	$12,398,556	$—	$—	$—	$12,398,556
Total Borrowings	$12,398,556	$—	$—	$—	$12,398,556
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$12,323	$—	$—	$—	$—	$12,323
Total	$12,323	$—	$—	$—	$—	$12,323

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$(409,973)	$—	$—	$—	$—	$(409,973)
Total	$(409,973)	$—	$—	$—	$—	$(409,973)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(389,123)	$—	$—	$—	$—	$(389,123)
Total	$(389,123)	$—	$—	$—	$—	$(389,123)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,957,749)	$—	$—	$—	$—	$(1,957,749)
Total	$(1,957,749)	$—	$—	$—	$—	$(1,957,749)
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — long	$42,387,771
Average notional value of contracts — short	(3,272,894)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
U.S. government securities risk: Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Not withstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
To Be Announced (TBA) transactions risk: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the Portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the Portfolio to further losses.
Dollar rolls risk: The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfolio sells securities becomes insolvent, the Portfolio’s ability to purchase or repurchase securities may be restricted.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. (“TFS”) is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, AUIM, TFS, and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.515%
Over $250 million up to $500 million	0.510
Over $500 million up to $1 billion	0.480
Over $1 billion	0.470
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.56%	May 1, 2025
Service Class	0.81	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended December 31, 2024, the balances available for recapture by TAM for the Portfolio are as follows:
	Amounts Available
	2022	2023	2024	Total
Initial Class	$—	$2,848	$12,013	$14,861
Service Class	—	13,723	39,964	53,687
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$4,746,825	$102,179,837	$17,320,245	$161,882,060
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$260,456,444	$282,512	$(13,803,472)	$(13,520,960)
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$20,117,627	$16,656,227
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$8,270,838	$—	$—	$—	$5,095,786	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$7,137,493	$—	$—	$(36,773,854)	$—	$(107,878)	$(13,520,960)
11. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Aegon U.S. Government Securities VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Aegon U.S. Government Securities VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica American Funds Managed Risk VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
INVESTMENT COMPANY - 96.9%
U.S. Mixed Allocation Fund - 96.9%
American Funds Insurance Series - Asset Allocation Fund	32,426,435	$ 844,384,363
Total Investment Company (Cost $757,057,411)		844,384,363

	Principal	Value
REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp., 1.80% (A), dated 12/31/2024, to be repurchased at $24,258,639 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.13%, due 10/31/2026, and with a value of $24,741,370.	$ 24,256,214	24,256,214
Total Repurchase Agreement (Cost $24,256,214)		24,256,214
Total Investments (Cost $781,313,625)		868,640,577
Net Other Assets (Liabilities) - 0.3%		2,996,929
Net Assets - 100.0%		$ 871,637,506
FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	(2)	03/21/2025	$(226,589)	$(224,980)	$1,609	$—
EUR Currency	(11)	03/17/2025	(1,436,155)	(1,428,419)	7,736	—
EURO STOXX 50® Index	(27)	03/21/2025	(1,369,201)	(1,365,115)	4,086	—
MSCI Emerging Markets Index	(49)	03/21/2025	(2,668,461)	(2,630,810)	37,651	—
S&P 500® E-Mini Index	(225)	03/21/2025	(67,461,319)	(66,777,188)	684,131	—
S&P Midcap 400® E-Mini Index	(19)	03/21/2025	(6,014,746)	(5,978,730)	36,016	—
Total Futures Contracts					$771,229	$—
INVESTMENT VALUATION:

Valuation Inputs (B)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$844,384,363	$—	$—	$844,384,363
Repurchase Agreement	—	24,256,214	—	24,256,214
Total Investments	$844,384,363	$24,256,214	$—	$868,640,577
Other Financial Instruments
Futures Contracts (C)	$771,229	$—	$—	$771,229
Total Other Financial Instruments	$771,229	$—	$—	$771,229
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Rate disclosed reflects the yield at December 31, 2024.
(B)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(C)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
EUR	Euro
PORTFOLIO ABBREVIATION(S):
STOXX	Deutsche Börse Group & SIX Group Index
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $757,057,411)	$844,384,363
Repurchase agreement, at value (cost $24,256,214)	24,256,214
Cash collateral pledged at broker for:
Futures contracts	3,771,612
Receivables and other assets:
Interest	1,213
Variation margin receivable on futures contracts	262,671
Total assets	872,676,073
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	176,213
Investment management fees	412,056
Distribution and service fees	194,366
Transfer agent costs	892
Trustee and CCO fees	250
Audit and tax fees	19,460
Custody fees	10,769
Legal fees	11,065
Printing and shareholder reports fees	205,183
Other accrued expenses	8,313
Total liabilities	1,038,567
Net assets	$871,637,506
Net assets consist of:
Capital stock ($0.01 par value)	$731,150
Additional paid-in capital	727,388,746
Total distributable earnings (accumulated losses)	143,517,610
Net assets	$871,637,506
Shares outstanding	73,114,993
Net asset value and offering price per share	$11.92
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$19,962,307
Interest income from unaffiliated investments	552,703
Total investment income	20,515,010
Expenses:
Investment management fees	4,750,017
Distribution and service fees	2,240,574
Transfer agent costs	10,025
Trustee and CCO fees	42,945
Audit and tax fees	26,621
Custody fees	22,451
Legal fees	82,409
Other	45,410
Total expenses	7,220,452
Net investment income (loss)	13,294,558
Net realized gain (loss) on:
Unaffiliated investments	16,825,694
Capital gain distributions received from unaffiliated investment companies	37,288,595
Futures contracts	(8,341,809)
Foreign currency transactions	(26)
Net realized gain (loss)	45,772,454
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	60,986,247
Futures contracts	771,229
Translation of assets and liabilities denominated in foreign currencies	(394)
Net change in unrealized appreciation (depreciation)	61,757,082
Net realized and change in unrealized gain (loss)	107,529,536
Net increase (decrease) in net assets resulting from operations	$120,824,094
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$13,294,558	$14,084,336
Net realized gain (loss)	45,772,454	20,142,691
Net change in unrealized appreciation (depreciation)	61,757,082	51,721,690
Net increase (decrease) in net assets resulting from operations	120,824,094	85,948,717
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(27,395,397)	(140,811,284)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(27,395,397)	(140,811,284)
Capital share transactions:
Proceeds from shares sold	4,716,953	3,025,917
Dividends and/or distributions reinvested	27,395,397	140,811,284
Cost of shares redeemed	(141,972,248)	(101,450,696)
Net increase (decrease) in net assets resulting from capital share transactions	(109,859,898)	42,386,505
Net increase (decrease) in net assets	(16,431,201)	(12,476,062)
Net assets:
Beginning of year	888,068,707	900,544,769
End of year	$871,637,506	$888,068,707
Capital share transactions - shares:
Shares issued	415,821	272,253
Shares reinvested	2,361,672	13,764,544
Shares redeemed	(12,287,039)	(9,153,088)
Net increase (decrease) in shares outstanding	(9,509,546)	4,883,709
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.75	$11.58	$13.34	$11.90	$11.91
Investment operations:
Net investment income (loss)(A)	0.17	0.18	0.24	0.17	0.11
Net realized and unrealized gain (loss)	1.37	0.92	(1.77)	1.38	0.37
Total investment operations	1.54	1.10	(1.53)	1.55	0.48
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.26)	(0.18)	(0.11)	(0.14)
Net realized gains	(0.18)	(1.67)	(0.05)	—	(0.35)
Total dividends and/or distributions to shareholders	(0.37)	(1.93)	(0.23)	(0.11)	(0.49)
Net asset value, end of year	$11.92	$10.75	$11.58	$13.34	$11.90
Total return	14.37%	10.39%	(11.42)%	13.08%	4.29%
Ratio and supplemental data:
Net assets end of year (000’s)	$871,638	$888,069	$900,545	$1,106,790	$1,061,238
Expenses to average net assets(B)	0.81%	0.81%	0.81%	0.82%	0.84%
Net investment income (loss) to average net assets	1.48%	1.60%	1.99%	1.32%	0.96%
Portfolio turnover rate	— %	— %	— %	— %	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.
Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$7,736	$763,493	$—	$—	$771,229
Total	$—	$7,736	$763,493	$—	$—	$771,229

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(69,072)	$(8,272,737)	$—	$—	$(8,341,809)
Total	$—	$(69,072)	$(8,272,737)	$—	$—	$(8,341,809)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$7,736	$763,493	$—	$—	$771,229
Total	$—	$7,736	$763,493	$—	$—	$771,229
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Futures contracts:
Average notional value of contracts — short	$(9,761,459)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s and Underlying Portfolio’s asset allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Underlying Portfolio risk: Because the Portfolio invests its assets in the Underlying Portfolio, its ability to achieve its investment objective depends largely on the performance of the Underlying Portfolio in which it invests. The Underlying Portfolio in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the Underlying Portfolio’s shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of the Underlying Portfolio will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the Underlying Portfolio in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to the risks associated with investing in those issuers.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. INVESTMENT CONCENTRATION
Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio's total assets. As of December 31, 2024, the most recent financial statements are included within this report for the following investments:
Investment	Percentage of Total Assets
American Funds Insurance Series – Asset Allocation Fund	96.76%
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $2 billion	0.53%
Over $2 billion up to $4 billion	0.52
Over $4 billion up to $6 billion	0.50
Over $6 billion up to $8 billion	0.49
Over $8 billion up to $10 billion	0.48
Over $10 billion	0.46
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.85%	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$—	$158,075,893
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$784,919,133	$83,721,444	$—	$83,721,444
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$14,073,596	$—	$13,321,801	$—	$26,824,317	$—	$113,986,967	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$13,260,396	$—	$46,536,163	$—	$—	$—	$83,721,051
11. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica American Funds Managed Risk VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica American Funds Managed Risk VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $13,321,801 for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica American Funds Managed Risk VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock Government Money Market VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 10.3%
U.S. Treasury - 10.3%
U.S. Treasury Floating Rate Notes
3-Month Treasury Money Market Yield + 0.13%, 4.40% (A), 07/31/2025	$ 17,375,000	$ 17,374,083
3-Month Treasury Money Market Yield + 0.15%, 4.43% (A), 04/30/2026	8,800,000	8,800,964
3-Month Treasury Money Market Yield + 0.17%, 4.45% (A), 10/31/2025	3,065,000	3,064,221
3-Month Treasury Money Market Yield + 0.18%, 4.46% (A), 07/31/2026	7,085,000	7,079,099
3-Month Treasury Money Market Yield + 0.20%, 4.48% (A), 01/31/2025	15,000,000	15,000,000
3-Month Treasury Money Market Yield + 0.21%, 4.48% (A), 10/31/2026	12,890,000	12,890,000
3-Month Treasury Money Market Yield + 0.25%, 4.52% (A), 01/31/2026	8,825,000	8,825,000
U.S. Treasury Notes
0.38%, 11/30/2025 - 12/31/2025	2,080,000	2,002,732
1.13%, 02/28/2025	181,000	179,928
2.75%, 02/28/2025	181,000	180,368
3.88%, 03/31/2025	170,000	169,529
4.25%, 12/31/2025	685,000	684,955
Total U.S. Government Obligations (Cost $76,250,879)		76,250,879
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.7%
Federal Farm Credit Banks Funding Corp.
3-Month SOFR + 0.05%,
4.42% (A), 06/20/2025	318,000	318,000
3-Month SOFR + 0.07%,
4.44% (A), 11/17/2025	1,200,000	1,200,000
3-Month SOFR + 0.10%,
4.47% (A), 06/24/2026 - 06/26/2026	1,695,000	1,695,000
3-Month SOFR + 0.14%,
4.51% (A), 05/27/2025 - 12/23/2026	11,930,000	11,929,389
3-Month SOFR + 0.17%,
4.54% (A), 01/23/2025 - 10/16/2026	7,925,000	7,925,000
Federal Home Loan Banks
3-Month SOFR + 0.16%,
4.53% (A), 07/21/2025	7,050,000	7,050,000
Federal Home Loan Mortgage Corp.
3-Month SOFR + 0.14%,
4.51% (A), 09/23/2026 - 10/16/2026	3,700,000	3,700,000
Federal National Mortgage Association
3-Month SOFR + 0.12%,
4.49% (A), 07/29/2026	6,540,000	6,540,000
3-Month SOFR + 0.14%,
4.51% (A), 08/21/2026 - 12/11/2026	9,845,000	9,845,000
Total U.S. Government Agency Obligations (Cost $50,202,389)		50,202,389
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.2%
Federal Farm Credit Banks Funding Corp. 5.00% (B), 04/04/2025	1,012,000	1,011,812
Federal Farm Credit Discount Notes 5.31% (B), 01/17/2025	11,400,000	11,374,211
Federal Home Loan Bank Discount Notes
4.45% (B), 03/07/2025 - 05/02/2025	7,800,000	7,722,307
	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank Discount Notes (continued)
4.50% (B), 04/04/2025	$ 8,215,000	$ 8,122,896
4.92% (B), 01/27/2025	5,751,000	5,731,769
5.07% (B), 02/10/2025 - 02/11/2025	6,129,000	6,096,071
5.08% (B), 01/24/2025	940,000	937,126
Federal Home Loan Banks
4.37% (B), 02/03/2025 - 05/22/2025	6,880,000	6,880,000
3-Month SOFR + 0.01%, 4.38% (A), 01/13/2025 - 06/23/2025	9,600,000	9,600,000
3-Month SOFR + 0.01%, 4.38% (A), 02/25/2025	1,100,000	1,100,000
3-Month SOFR + 0.02%, 4.39% (A), 01/27/2025	1,500,000	1,500,000
3-Month SOFR + 0.03%, 4.40% (A), 03/25/2025	8,190,000	8,190,000
Total Short-Term U.S. Government Agency Obligations (Cost $68,266,192)		68,266,192
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 34.5%
U.S. Treasury Bills
4.27% (B), 10/02/2025	1,055,000	1,022,520
4.28% (B), 03/20/2025 - 10/02/2025	2,305,000	2,263,001
4.29% (B), 04/03/2025 - 10/02/2025	5,512,000	5,450,267
4.30% (B), 12/26/2025	7,800,000	7,483,422
4.31% (B), 06/20/2025	13,757,100	13,486,849
4.33% (B), 06/12/2025 - 11/28/2025	7,890,000	7,727,325
4.34% (B), 02/11/2025 - 11/28/2025	13,865,000	13,642,436
4.35% (B), 01/30/2025 - 04/15/2025	4,380,000	4,355,910
4.36% (B), 04/15/2025	350,000	345,713
4.37% (B), 02/04/2025	6,140,000	6,114,427
4.41% (B), 05/08/2025	16,090,000	15,848,194
4.42% (B), 04/17/2025	8,500,000	8,393,131
4.43% (B), 04/08/2025 - 06/05/2025	4,660,000	4,585,759
4.44% (B), 11/28/2025	1,400,000	1,346,065
4.45% (B), 04/10/2025	780,000	770,787
4.46% (B), 04/10/2025	651,300	643,593
4.47% (B), 05/22/2025	3,345,000	3,288,534
4.48% (B), 05/01/2025	9,700,000	9,560,158
4.50% (B), 03/18/2025 - 05/29/2025	23,545,000	23,207,025
4.51% (B), 03/25/2025	12,300,000	12,175,791
4.54% (B), 01/14/2025	1,100,000	1,098,232
4.55% (B), 01/14/2025 - 02/06/2025	2,475,000	2,468,260
4.56% (B), 02/11/2025 - 03/04/2025	25,265,000	25,097,989
4.57% (B), 01/07/2025 - 02/25/2025	18,850,000	18,764,729
4.59% (B), 01/28/2025	6,930,000	6,906,820
4.62% (B), 01/16/2025	3,200,000	3,193,980
4.65% (B), 01/09/2025	200,000	199,798
4.66% (B), 01/09/2025	3,120,000	3,116,851
4.67% (B), 03/06/2025	5,400,000	5,356,786
4.80% (B), 01/21/2025	7,335,000	7,316,010
4.86% (B), 01/23/2025	1,830,100	1,824,988
4.88% (B), 01/14/2025	9,795,000	9,778,234
4.96% (B), 01/07/2025	10,200,000	10,191,823
4.97% (B), 02/13/2025	1,187,000	1,180,223
4.98% (B), 02/13/2025	2,900,000	2,883,391
5.09% (B), 07/10/2025	6,000,000	5,848,792
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bills (continued)
5.13% (B), 01/30/2025	$ 4,200,000	$ 4,183,320
5.29% (B), 01/09/2025	5,053,100	5,047,396
Total Short-Term U.S. Government Obligations (Cost $256,168,529)		256,168,529
REPURCHASE AGREEMENTS - 39.3%
Barclays Capital, Inc., 4.45% (B), dated 12/31/2024, to be repurchased at $44,010,878 on 01/02/2025. Collateralized by U.S. Government Obligations, 0.00% - 4.63%, due 11/15/2027 - 05/15/2044, and with a total value of $44,880,036.	44,000,000	44,000,000
BNP Paribas SA, 4.45% (B), dated 12/31/2024, to be repurchased at $20,004,944 on 01/02/2025. Collateralized by U.S. Government Obligations, 0.00% - 4.43%, due 04/30/2026 - 11/15/2052, and with a total value of $20,400,000.	20,000,000	20,000,000
BNP Paribas SA, 4.46% (B), dated 12/31/2024, to be repurchased at $25,006,194 on 01/02/2025. Collateralized by U.S. Government Agency Obligations, 2.24% - 7.50%, due 10/01/2029 - 04/20/2064, and with a total value of $25,525,841.	25,000,000	25,000,000
Citigroup Global Markets, Inc., 4.45% (B), dated 12/31/2024, to be repurchased at $45,011,125 on 01/02/2025. Collateralized by a U.S. Government Obligation, 0.38%, due 11/30/2025, and with a value of $45,900,090.	45,000,000	45,000,000
Fixed Income Clearing Corp., 1.80% (B), dated 12/31/2024, to be repurchased at $112,996 on 01/02/2025. Collateralized by a U.S. Government Obligation, 4.25%, due 11/30/2026, and with a value of $115,324.	112,985	112,985
Goldman Sachs & Co., 4.45% (B), dated 12/31/2024, to be repurchased at $15,003,708 on 01/02/2025. Collateralized by a U.S. Government Obligation, 0.38%, due 09/30/2027, and with a value of $15,300,023.	15,000,000	15,000,000
Goldman Sachs & Co., 4.46% (B), dated 12/31/2024, to be repurchased at $22,005,451 on 01/02/2025. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.00% - 6.50%, due 09/15/2035 - 01/15/2058, and with a total value of $22,440,001.	22,000,000	22,000,000
	Principal	Value
REPURCHASE AGREEMENTS (continued)
JPMorgan Chase & Co.,
4.45% (B), dated 12/31/2024, to be
repurchased at $15,003,708 on 01/02/2025.
Collateralized by U.S. Government
Obligations, 0.00% - 3.63%,
due 02/15/2025 - 04/15/2028, and with a
total value of $15,300,000.
	$ 15,000,000	$ 15,000,000
JPMorgan Chase & Co., 4.46% (B), dated 12/31/2024, to be repurchased at $15,003,717 on 01/02/2025. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 01/20/2051, and with a value of $15,300,000.	15,000,000	15,000,000
Merrill Lynch & Co., Inc., 4.45% (B), dated 12/31/2024, to be repurchased at $15,003,708 on 01/02/2025. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2025, and with a value of $15,300,107.	15,000,000	15,000,000
Merrill Lynch & Co., Inc., 4.46% (B), dated 12/31/2024, to be repurchased at $35,008,672 on 01/02/2025. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.00% - 8.00%, due 01/15/2028 - 11/20/2064, and with a total value of $35,700,000.	35,000,000	35,000,000
Toronto-Dominion Bank, 4.46% (B), dated 12/31/2024, to be repurchased at $25,006,194 on 01/02/2025. Collateralized by U.S. Government Obligations, 2.88% - 4.25%, due 09/30/2025 - 01/15/2027, and with a total value of $25,500,012.	25,000,000	25,000,000
Toronto-Dominion Bank, 4.48% (B), dated 12/31/2024, to be repurchased at $15,003,733 on 01/02/2025. Collateralized by U.S. Government Agency Obligations, 4.50% - 5.50%, due 07/01/2052 - 04/01/2054, and with a total value of $15,450,000.	15,000,000	15,000,000
Total Repurchase Agreements (Cost $291,112,985)		291,112,985
Total Investments (Cost $742,000,974)		742,000,974
Net Other Assets (Liabilities) - (0.0)% (C)		(163,809)
Net Assets - 100.0%		$ 741,837,165
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Obligations	$—	$76,250,879	$—	$76,250,879
U.S. Government Agency Obligations	—	50,202,389	—	50,202,389
Short-Term U.S. Government Agency Obligations	—	68,266,192	—	68,266,192
Short-Term U.S. Government Obligations	—	256,168,529	—	256,168,529
Repurchase Agreements	—	291,112,985	—	291,112,985
Total Investments	$—	$742,000,974	$—	$742,000,974
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Floating or variable rate security. The rate disclosed is as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $450,887,989)	$450,887,989
Repurchase agreement, at value (cost $291,112,985)	291,112,985
Receivables and other assets:
Shares of beneficial interest sold	118,879
Interest	1,134,525
Total assets	743,254,378
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,014,799
Investment management fees	159,071
Distribution and service fees	119,500
Transfer agent costs	785
Trustee and CCO fees	220
Audit and tax fees	17,303
Custody fees	64,714
Legal fees	9,907
Printing and shareholder reports fees	19,344
Other accrued expenses	11,570
Total liabilities	1,417,213
Net assets	$741,837,165
Net assets consist of:
Capital stock ($0.01 par value)	$7,418,379
Additional paid-in capital	734,418,404
Total distributable earnings (accumulated losses)	382
Net assets	$741,837,165
Net assets by class:
Initial Class	$209,940,324
Service Class	531,896,841
Shares outstanding:
Initial Class	209,941,422
Service Class	531,896,443
Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Interest income	$41,448,342
Total investment income	41,448,342
Expenses:
Investment management fees	1,906,085
Distribution and service fees:
Service Class	1,459,261
Transfer agent costs	8,814
Trustee and CCO fees	37,644
Audit and tax fees	23,686
Custody fees	110,834
Legal fees	72,827
Printing and shareholder reports fees	77,105
Other	60,332
Total expenses	3,756,588
Net investment income (loss)	37,691,754
Net increase (decrease) in net assets resulting from operations	$37,691,754
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$37,691,754	$40,015,283
Net realized gain (loss)	—	6,992
Net increase (decrease) in net assets resulting from operations	37,691,754	40,022,275
Dividends and/or distributions to shareholders:
Initial Class	(10,374,255)	(10,187,233)
Service Class	(27,317,499)	(29,828,050)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(37,691,754)	(40,015,283)
Capital share transactions:
Proceeds from shares sold:
Initial Class	62,405,267	46,152,646
Service Class	165,466,688	130,998,840
	227,871,955	177,151,486
Dividends and/or distributions reinvested:
Initial Class	10,374,333	10,187,144
Service Class	27,318,184	29,828,534
	37,692,517	40,015,678
Cost of shares redeemed:
Initial Class	(75,367,301)	(62,803,090)
Service Class	(286,920,320)	(205,746,381)
	(362,287,621)	(268,549,471)
Net increase (decrease) in net assets resulting from capital share transactions	(96,723,149)	(51,382,307)
Net increase (decrease) in net assets	(96,723,149)	(51,375,315)
Net assets:
Beginning of year	838,560,314	889,935,629
End of year	$741,837,165	$838,560,314
Capital share transactions - shares:
Shares issued:
Initial Class	62,405,267	46,153,202
Service Class	165,466,688	131,000,537
	227,871,955	177,153,739
Shares reinvested:
Initial Class	10,374,333	10,187,144
Service Class	27,318,184	29,828,534
	37,692,517	40,015,678
Shares redeemed:
Initial Class	(75,367,301)	(62,803,090)
Service Class	(286,920,320)	(205,746,381)
	(362,287,621)	(268,549,471)
Net increase (decrease) in shares outstanding:
Initial Class	(2,587,701)	(6,462,744)
Service Class	(94,135,448)	(44,917,310)
	(96,723,149)	(51,380,054)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.05	0.05	0.01	0.00 (B)	0.00 (B)
Net realized and unrealized gain (loss)	—	0.00 (B)	—	—	—
Total investment operations	0.05	0.05	0.01	0.00 (B)	0.00 (B)
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.05)	(0.01)	(0.00)(B)	(0.00)(B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	5.03%	4.87%	1.39%	0.00%	0.29%
Ratio and supplemental data:
Net assets end of year (000’s)	$209,940	$212,528	$218,990	$197,487	$228,116
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.29%	0.29%	0.28%	0.29%	0.37%
Including waiver and/or reimbursement and recapture	0.29%	0.29%(C)	0.24%(C)	0.07%(C)	0.25%(C)
Net investment income (loss) to average net assets	4.93%	4.75%	1.42%	0.00%(D)	0.25%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class for competitive reasons such as to maintain the expense ratio, or when appropriate, to maintain the yield from becoming negative. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset
Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

(D)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.05	0.05	0.01	0.00 (B)	0.00 (B)
Net realized and unrealized gain (loss)	—	0.00 (B)	—	—	—
Total investment operations	0.05	0.05	0.01	0.00 (B)	0.00 (B)
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.05)	(0.01)	(0.00)(B)	(0.00)(B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.76%	4.67%	1.39%	0.00%	0.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$531,897	$626,032	$670,946	$552,199	$671,955
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%	0.54%	0.53%	0.54%	0.62%
Including waiver and/or reimbursement and recapture	0.54%	0.48%(C)	0.24%(C)	0.07%(C)	0.27%(C)
Net investment income (loss) to average net assets	4.68%	4.56%	1.47%	0.00%(D)	0.17%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class for competitive reasons such as to maintain the expense ratio, or when appropriate, to maintain the yield from becoming negative. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset
Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

(D)	Rounds to less than 0.01% or (0.01)%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Government Money Market VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Portfolio values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: Factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cyber security events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, lack of liquidity or other disruptions in the bond markets, or other adverse market events and conditions could cause the value of your investment in the Portfolio, or its yield, to decline. While the Portfolio seeks to maintain a $1.00 share price, when market prices fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.
Raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio’s investments and the Portfolio’s ability to preserve the value of your investment at $1.00 per share, and generally for economies and markets in the U.S. and elsewhere.
Government money market fund risk: The Portfolio operates as a “government” money market portfolio under applicable federal regulations and invests in U.S. government securities. Circumstances could arise that would prevent the payment of interest or principal on U.S. government securities, which could adversely affect their value and the Portfolio’s ability to preserve the value of your investment at $1.00 per share. Changes in the rules governing money market funds are likely to result in an increased demand for U.S. government securities, which could affect the availability of such instruments for investment and the Portfolio’s ability to pursue its investment strategies. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” on portfolio redemptions, as permitted under Rule 2a-7. However, the Board reserves the right, with notice to shareholders, to change this policy.
Repurchase agreements risk: In a repurchase agreement, the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specified price. The securities purchased serve as the Portfolio’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities.
Interest rate risk: The interest rates on short-term obligations held in the Portfolio will vary, rising or falling with short-term interest rates generally. The Portfolio’s yield will tend to lag behind general changes in interest rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
result in increased redemptions from the Portfolio. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease. During periods of extremely low or negative short-term interest rates, the Portfolio may not be able to maintain a positive yield or total return or be able to preserve the value of your investment at $1.00 per share.
U.S. government securities risk: Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Not withstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Credit risk: An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio may be unable or unwilling to meet its financial obligations or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) to be less creditworthy, or the value of assets underlying a security may decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Management risk: The Portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The Portfolio is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. Any of these things could cause the Portfolio to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.24%
Over $1 billion up to $3 billion	0.22
Over $3 billion	0.21
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.38%	May 1, 2025
Service Class	0.63	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Additionally, TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the Portfolio to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Portfolio’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the Portfolio of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to the Portfolio or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the Portfolio. There can be no assurance that the Portfolio will be able to prevent a negative yield.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Voluntarily waived and/or reimbursed expenses related to the maintenance of the yield are included in Expenses waived and/or reimbursed, and amounts recaptured by TAM under the voluntary yield waiver are included in Recapture of previously waived and/or reimbursed fees, in each case included in the Statement of Operations included in this shareholder report. The actual expense ratio of each class of the Portfolio, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Portfolio’s Financial Highlights in this shareholder report.
For the 36-month period ended December 31, 2024, the amounts waived by TAM due to the maintenance of the yield are as follows:
	Amounts Waived
	2022	2023	2024	Total
Initial Class	$76,738	$—	$—	$76,738
Service Class	221,781	—	—	221,781
As of December 31, 2024, the balances available for recapture by TAM due to the maintenance of the yield are as follows:
	Amounts Available
	2022	2023	2024	Total
Initial Class	$76,738	$—	$—	$76,738
Service Class	221,781	—	—	221,781
For the 36-month period ended December 31, 2024, the amounts waived from financial intermediaries are as follows:
	Amounts Waived
	2022 (A)	2023 (A)	2024	Total
Service Class	$1,574,004	$411,092	$—	$1,985,096

(A)	Not subject to recapture.
For the 36-month period ended December 31, 2024, there are no amounts waived by TAM due to the operating expense limitation.
As of December 31, 2024, there are no amounts available for recapture by TAM due to the operating expense limitation.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$742,000,974	$—	$—	$—
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$37,691,394	$—	$360	$—	$40,015,283	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$382	$—	$—	$—	$—	$—	$—
8. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock Government Money Market VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Government Money Market VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $360 for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Government Money Market VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Active Asset Allocation -Conservative
VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.3%
International Equity Funds - 14.1%
iShares Core MSCI EAFE ETF	109,178	$ 7,673,030
iShares MSCI EAFE ETF (A)	221,767	16,767,803
iShares MSCI Eurozone ETF (A)	48,433	2,286,037
iShares MSCI Japan ETF (A)	32,438	2,176,590
		28,903,460
U.S. Equity Funds - 25.9%
iShares Core S&P 500 ETF	77,288	45,497,900
iShares Russell 2000 ETF (A)	35,481	7,839,881
		53,337,781
U.S. Fixed Income Funds - 57.3%
iShares 7-10 Year Treasury Bond ETF	95,038	8,786,263
iShares Core U.S. Aggregate Bond ETF	745,082	72,198,446
iShares iBoxx $ Investment Grade Corporate Bond ETF	80,445	8,594,744
iShares Short Treasury Bond ETF	125,345	13,801,738
iShares U.S. Treasury Bond ETF	635,819	14,611,121
		117,992,312
Total Exchange-Traded Funds (Cost $203,556,926)		200,233,553
OTHER INVESTMENT COMPANY - 2.9%
Securities Lending Collateral - 2.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	5,915,002	5,915,002
Total Other Investment Company (Cost $5,915,002)		5,915,002

Principal	Value
REPURCHASE AGREEMENT - 2.4%
Fixed Income Clearing Corp.,
1.80% (B), dated 12/31/2024, to be
repurchased at $5,059,543 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 4.25%, due 11/30/2026, and
with a value of $5,160,400.
$ 5,059,038	$ 5,059,038
Total Repurchase Agreement (Cost $5,059,038)	5,059,038
Total Investments (Cost $214,530,966)	211,207,593
Net Other Assets (Liabilities) - (2.6)%	(5,319,583)
Net Assets - 100.0%	$ 205,888,010
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$200,233,553	$—	$—	$200,233,553
Other Investment Company	5,915,002	—	—	5,915,002
Repurchase Agreement	—	5,059,038	—	5,059,038
Total Investments	$206,148,555	$5,059,038	$—	$211,207,593
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $18,645,578, collateralized by cash collateral of $5,915,002 and non-cash collateral, such as U.S. government securities of $13,132,346. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $209,471,928) (including securities loaned of $18,645,578)	$206,148,555
Repurchase agreement, at value (cost $5,059,038)	5,059,038
Receivables and other assets:
Investments sold	759,954
Net income from securities lending	8,716
Shares of beneficial interest sold	1,248
Interest	253
Total assets	211,977,764
Liabilities:
Cash collateral received upon return of:
Securities on loan	5,915,002
Payables and other liabilities:
Shares of beneficial interest redeemed	4,593
Investment management fees	82,787
Distribution and service fees	45,164
Transfer agent costs	215
Trustee and CCO fees	60
Audit and tax fees	17,530
Custody fees	3,221
Legal fees	2,740
Printing and shareholder reports fees	8,677
Other accrued expenses	9,765
Total liabilities	6,089,754
Net assets	$205,888,010
Net assets consist of:
Capital stock ($0.01 par value)	$220,622
Additional paid-in capital	224,251,633
Total distributable earnings (accumulated losses)	(18,584,245)
Net assets	$205,888,010
Net assets by class:
Initial Class	$4,244,613
Service Class	201,643,397
Shares outstanding:
Initial Class	451,854
Service Class	21,610,381
Net asset value and offering price per share:
Initial Class	$9.39
Service Class	9.33

STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$6,384,469
Interest income from unaffiliated investments	78,186
Net income from securities lending	91,854
Total investment income	6,554,509
Expenses:
Investment management fees	1,097,293
Distribution and service fees:
Service Class	538,019
Transfer agent costs	2,451
Trustee and CCO fees	10,503
Audit and tax fees	19,114
Custody fees	5,704
Legal fees	20,208
Printing and shareholder reports fees	32,056
Other	27,468
Total expenses before waiver and/or reimbursement and recapture	1,752,816
Expenses waived and/or reimbursed:
Initial Class	(2,194)
Service Class	(111,022)
Net expenses	1,639,600
Net investment income (loss)	4,914,909
Net realized gain (loss) on:
Unaffiliated investments	5,269,944
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,786,114
Net realized and change in unrealized gain (loss)	9,056,058
Net increase (decrease) in net assets resulting from operations	$13,970,967
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$4,914,909	$4,846,723
Net realized gain (loss)	5,269,944	(3,204,639)
Net change in unrealized appreciation (depreciation)	3,786,114	20,403,966
Net increase (decrease) in net assets resulting from operations	13,970,967	22,046,050
Dividends and/or distributions to shareholders:
Initial Class	(105,896)	(71,547)
Service Class	(4,741,892)	(3,344,955)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,847,788)	(3,416,502)
Capital share transactions:
Proceeds from shares sold:
Initial Class	325,300	359,485
Service Class	3,454,632	8,228,878
	3,779,932	8,588,363
Dividends and/or distributions reinvested:
Initial Class	105,896	71,547
Service Class	4,741,892	3,344,955
	4,847,788	3,416,502
Cost of shares redeemed:
Initial Class	(553,029)	(518,341)
Service Class	(40,280,762)	(40,839,731)
	(40,833,791)	(41,358,072)
Net increase (decrease) in net assets resulting from capital share transactions	(32,206,071)	(29,353,207)
Net increase (decrease) in net assets	(23,082,892)	(10,723,659)
Net assets:
Beginning of year	228,970,902	239,694,561
End of year	$205,888,010	$228,970,902
Capital share transactions - shares:
Shares issued:
Initial Class	35,288	41,643
Service Class	373,287	961,354
	408,575	1,002,997
Shares reinvested:
Initial Class	11,170	8,281
Service Class	503,386	389,401
	514,556	397,682
Shares redeemed:
Initial Class	(59,555)	(59,998)
Service Class	(4,354,731)	(4,767,283)
	(4,414,286)	(4,827,281)
Net increase (decrease) in shares outstanding:
Initial Class	(13,097)	(10,074)
Service Class	(3,478,058)	(3,416,528)
	(3,491,155)	(3,426,602)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.02	$8.33	$11.56	$11.23	$10.89
Investment operations:
Net investment income (loss)(A)	0.23	0.20	0.15	0.15	0.14
Net realized and unrealized gain (loss)	0.38	0.64	(1.84)	0.52	0.60
Total investment operations	0.61	0.84	(1.69)	0.67	0.74
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.15)	(0.17)	(0.16)	(0.24)
Net realized gains	—	—	(1.37)	(0.18)	(0.16)
Total dividends and/or distributions to shareholders	(0.24)	(0.15)	(1.54)	(0.34)	(0.40)
Net asset value, end of year	$9.39	$9.02	$8.33	$11.56	$11.23
Total return	6.71%	10.21%	(15.06)%	5.98%	6.99%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,245	$4,194	$3,956	$5,046	$4,631
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.55%	0.56%	0.54%	0.58%	0.59%
Including waiver and/or reimbursement and recapture	0.50%(C)	0.51%(C)	0.49%(C)	0.57%(C)	0.59%
Net investment income (loss) to average net assets	2.51%	2.34%	1.52%	1.31%	1.31%
Portfolio turnover rate	60%	137%	145%	146%	82%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$8.96	$8.27	$11.48	$11.15	$10.82
Investment operations:
Net investment income (loss)(A)	0.21	0.18	0.12	0.12	0.11
Net realized and unrealized gain (loss)	0.37	0.64	(1.83)	0.52	0.59
Total investment operations	0.58	0.82	(1.71)	0.64	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.13)	(0.13)	(0.13)	(0.21)
Net realized gains	—	—	(1.37)	(0.18)	(0.16)
Total dividends and/or distributions to shareholders	(0.21)	(0.13)	(1.50)	(0.31)	(0.37)
Net asset value, end of year	$9.33	$8.96	$8.27	$11.48	$11.15
Total return	6.47%	9.96%	(15.29)%	5.74%	6.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$201,643	$224,777	$235,739	$319,876	$343,723
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.80%	0.81%	0.79%	0.83%	0.84%
Including waiver and/or reimbursement and recapture	0.75%(C)	0.76%(C)	0.74%(C)	0.82%(C)	0.84%
Net investment income (loss) to average net assets	2.23%	2.07%	1.26%	1.03%	1.04%
Portfolio turnover rate	60%	137%	145%	146%	82%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024

1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation - Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$5,915,002	$—	$—	$—	$5,915,002
Total Borrowings	$5,915,002	$—	$—	$—	$5,915,002
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and strategic asset allocation risk: The Portfolio’s tactical asset allocation strategy involves making short-term adjustments to the Portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
relative to risks as market and economic conditions change. The Portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2025
Service Class	0.80	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$129,717,240	$168,280,965
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$218,795,980	$6,921,748	$(14,510,135)	$(7,588,387)
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$4,693,705	$11,185,371
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$4,847,788	$—	$—	$—	$3,416,502	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$4,883,218	$—	$—	$(15,879,076)	$—	$—	$(7,588,387)
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 840,640	$53,146
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Active Asset Allocation -Moderate
Growth VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.1%
International Equity Funds - 22.4%
iShares Core MSCI EAFE ETF	371,178	$ 26,086,390
iShares MSCI EAFE ETF (A)	642,784	48,600,898
iShares MSCI Japan ETF (A)	53,969	3,621,320
		78,308,608
U.S. Equity Funds - 52.5%
iShares Core S&P 500 ETF	270,033	158,963,026
iShares Russell 2000 ETF	111,762	24,694,932
		183,657,958
U.S. Fixed Income Funds - 22.2%
iShares 7-10 Year Treasury Bond ETF	9,901	915,347
iShares Core U.S. Aggregate Bond ETF	435,069	42,158,186
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)	54,345	5,806,220
iShares Short Treasury Bond ETF	172,926	19,040,882
iShares U.S. Treasury Bond ETF	429,149	9,861,844
		77,782,479
Total Exchange-Traded Funds (Cost $285,614,094)		339,749,045
OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	2,901,112	2,901,112
Total Other Investment Company (Cost $2,901,112)		2,901,112

Principal	Value
REPURCHASE AGREEMENT - 2.9%
Fixed Income Clearing Corp.,
1.80% (B), dated 12/31/2024, to be
repurchased at $10,024,019 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 4.25%, due 11/30/2026, and
with a value of $10,223,511.
$ 10,023,017	$ 10,023,017
Total Repurchase Agreement (Cost $10,023,017)	10,023,017
Total Investments (Cost $298,538,223)	352,673,174
Net Other Assets (Liabilities) - (0.8)%	(2,712,215)
Net Assets - 100.0%	$ 349,960,959
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$339,749,045	$—	$—	$339,749,045
Other Investment Company	2,901,112	—	—	2,901,112
Repurchase Agreement	—	10,023,017	—	10,023,017
Total Investments	$342,650,157	$10,023,017	$—	$352,673,174
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $19,126,943, collateralized by cash collateral of $2,901,112 and non-cash collateral, such as U.S. government securities of $16,638,342. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $288,515,206) (including securities loaned of $19,126,943)	$342,650,157
Repurchase agreement, at value (cost $10,023,017)	10,023,017
Receivables and other assets:
Investments sold	1,901,946
Net income from securities lending	9,907
Interest	501
Total assets	354,585,528
Liabilities:
Cash collateral received upon return of:
Securities on loan	2,901,112
Payables and other liabilities:
Investments purchased	1,296,413
Shares of beneficial interest redeemed	162,508
Investment management fees	141,086
Distribution and service fees	72,734
Transfer agent costs	363
Trustee and CCO fees	102
Audit and tax fees	17,889
Custody fees	5,014
Legal fees	4,516
Printing and shareholder reports fees	12,277
Other accrued expenses	10,555
Total liabilities	4,624,569
Net assets	$349,960,959
Net assets consist of:
Capital stock ($0.01 par value)	$306,920
Additional paid-in capital	343,378,750
Total distributable earnings (accumulated losses)	6,275,289
Net assets	$349,960,959
Net assets by class:
Initial Class	$26,194,077
Service Class	323,766,882
Shares outstanding:
Initial Class	2,281,814
Service Class	28,410,207
Net asset value and offering price per share:
Initial Class	$11.48
Service Class	11.40

STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$8,291,042
Interest income from unaffiliated investments	140,881
Net income from securities lending	124,449
Total investment income	8,556,372
Expenses:
Investment management fees	1,825,432
Distribution and service fees:
Service Class	848,387
Transfer agent costs	4,096
Trustee and CCO fees	17,538
Audit and tax fees	20,537
Custody fees	8,163
Legal fees	33,733
Printing and shareholder reports fees	45,507
Other	33,411
Total expenses before waiver and/or reimbursement and recapture	2,836,804
Expenses waived and/or reimbursed:
Initial Class	(13,271)
Service Class	(175,031)
Net expenses	2,648,502
Net investment income (loss)	5,907,870
Net realized gain (loss) on:
Unaffiliated investments	17,610,228
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	19,622,831
Net realized and change in unrealized gain (loss)	37,233,059
Net increase (decrease) in net assets resulting from operations	$43,140,929
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$5,907,870	$5,716,360
Net realized gain (loss)	17,610,228	2,319,411
Net change in unrealized appreciation (depreciation)	19,622,831	49,485,318
Net increase (decrease) in net assets resulting from operations	43,140,929	57,521,089
Dividends and/or distributions to shareholders:
Initial Class	(466,398)	(387,664)
Service Class	(5,251,293)	(4,543,854)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,717,691)	(4,931,518)
Capital share transactions:
Proceeds from shares sold:
Initial Class	949,466	986,098
Service Class	7,908,542	8,732,999
	8,858,008	9,719,097
Dividends and/or distributions reinvested:
Initial Class	466,398	387,664
Service Class	5,251,293	4,543,854
	5,717,691	4,931,518
Cost of shares redeemed:
Initial Class	(2,216,812)	(2,289,253)
Service Class	(63,971,610)	(44,569,698)
	(66,188,422)	(46,858,951)
Net increase (decrease) in net assets resulting from capital share transactions	(51,612,723)	(32,208,336)
Net increase (decrease) in net assets	(14,189,485)	20,381,235
Net assets:
Beginning of year	364,150,444	343,769,209
End of year	$349,960,959	$364,150,444
Capital share transactions - shares:
Shares issued:
Initial Class	86,398	102,960
Service Class	717,504	915,238
	803,902	1,018,198
Shares reinvested:
Initial Class	40,805	39,638
Service Class	462,669	467,475
	503,474	507,113
Shares redeemed:
Initial Class	(200,078)	(240,119)
Service Class	(5,783,203)	(4,675,094)
	(5,983,281)	(4,915,213)
Net increase (decrease) in shares outstanding:
Initial Class	(72,875)	(97,521)
Service Class	(4,603,030)	(3,292,381)
	(4,675,905)	(3,389,902)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.36	$8.93	$11.63	$10.86	$11.54
Investment operations:
Net investment income (loss)(A)	0.21	0.18	0.15	0.14	0.08
Net realized and unrealized gain (loss)	1.11	1.41	(2.24)	0.72	(0.31)
Total investment operations	1.32	1.59	(2.09)	0.86	(0.23)
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.16)	(0.16)	(0.09)	(0.23)
Net realized gains	—	—	(0.45)	—	(0.22)
Total dividends and/or distributions to shareholders	(0.20)	(0.16)	(0.61)	(0.09)	(0.45)
Net asset value, end of year	$11.48	$10.36	$8.93	$11.63	$10.86
Total return	12.79%	17.94%	(18.16)%	7.94%	(1.85)%
Ratio and supplemental data:
Net assets end of year (000’s)	$26,194	$24,404	$21,899	$27,300	$26,178
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.54%	0.56%	0.53%	0.58%	0.58%
Including waiver and/or reimbursement and recapture	0.49%(C)	0.51%(C)	0.48%(C)	0.57%(C)	0.58%
Net investment income (loss) to average net assets	1.88%	1.87%	1.52%	1.29%	0.79%
Portfolio turnover rate	35%	49%	309%	268%	105%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.29	$8.87	$11.54	$10.78	$11.45
Investment operations:
Net investment income (loss)(A)	0.18	0.15	0.12	0.11	0.06
Net realized and unrealized gain (loss)	1.11	1.41	(2.21)	0.71	(0.31)
Total investment operations	1.29	1.56	(2.09)	0.82	(0.25)
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.14)	(0.13)	(0.06)	(0.20)
Net realized gains	—	—	(0.45)	—	(0.22)
Total dividends and/or distributions to shareholders	(0.18)	(0.14)	(0.58)	(0.06)	(0.42)
Net asset value, end of year	$11.40	$10.29	$8.87	$11.54	$10.78
Total return	12.51%	17.62%	(18.31)%	7.62%	(2.08)%
Ratio and supplemental data:
Net assets end of year (000’s)	$323,767	$339,746	$321,870	$456,616	$489,266
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.79%	0.81%	0.78%	0.83%	0.83%
Including waiver and/or reimbursement and recapture	0.74%(C)	0.76%(C)	0.73%(C)	0.82%(C)	0.83%
Net investment income (loss) to average net assets	1.60%	1.61%	1.24%	1.00%	0.53%
Portfolio turnover rate	35%	49%	309%	268%	105%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024

1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$2,901,112	$—	$—	$—	$2,901,112
Total Borrowings	$2,901,112	$—	$—	$—	$2,901,112
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and strategic asset allocation risk: The Portfolio’s tactical asset allocation strategy involves making short-term adjustments to the Portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
relative to risks as market and economic conditions change. The Portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2025
Service Class	0.80	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$126,557,935	$188,606,182
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$318,108,085	$36,543,877	$(1,978,788)	$34,565,089
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$31,844,390	$2,320,432
During the year ended December 31, 2024, the capital loss carryforwards utilized are $4,489,057.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,717,691	$—	$—	$—	$4,931,518	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$5,875,022	$—	$—	$(34,164,822)	$—	$—	$34,565,089
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 2,290,259	$143,012
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Active Asset Allocation -Moderate
VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 95.3%
International Equity Funds - 17.3%
iShares Core MSCI EAFE ETF	597,587	$ 41,998,414
iShares MSCI EAFE ETF (A)	1,362,639	103,029,135
iShares MSCI Japan ETF (A)	138,030	9,261,813
		154,289,362
U.S. Equity Funds - 37.1%
iShares Core S&P 500 ETF	491,471	289,319,148
iShares Russell 2000 ETF (A)	192,083	42,442,660
		331,761,808
U.S. Fixed Income Funds - 40.9%
iShares 7-10 Year Treasury Bond ETF	140,283	12,969,163
iShares Core U.S. Aggregate Bond ETF	2,436,283	236,075,823
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)	247,256	26,416,831
iShares Short Treasury Bond ETF	412,374	45,406,501
iShares U.S. Treasury Bond ETF	1,950,812	44,829,660
		365,697,978
Total Exchange-Traded Funds (Cost $795,170,827)		851,749,148
OTHER INVESTMENT COMPANY - 8.8%
Securities Lending Collateral - 8.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	78,777,692	78,777,692
Total Other Investment Company (Cost $78,777,692)		78,777,692

Principal	Value
REPURCHASE AGREEMENT - 4.4%
Fixed Income Clearing Corp.,
1.80% (B), dated 12/31/2024, to be
repurchased at $39,675,173 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 1.25%, due 11/30/2026, and
with a value of $40,464,819.
$ 39,671,206	$ 39,671,206
Total Repurchase Agreement (Cost $39,671,206)	39,671,206
Total Investments (Cost $913,619,725)	970,198,046
Net Other Assets (Liabilities) - (8.5)%	(75,990,664)
Net Assets - 100.0%	$ 894,207,382
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$851,749,148	$—	$—	$851,749,148
Other Investment Company	78,777,692	—	—	78,777,692
Repurchase Agreement	—	39,671,206	—	39,671,206
Total Investments	$930,526,840	$39,671,206	$—	$970,198,046
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $100,053,769, collateralized by cash collateral of $78,777,692 and non-cash collateral, such as U.S. government securities of $23,365,787. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $873,948,519) (including securities loaned of $100,053,769)	$930,526,840
Repurchase agreement, at value (cost $39,671,206)	39,671,206
Receivables and other assets:
Investments sold	3,478,366
Net income from securities lending	18,380
Interest	1,984
Total assets	973,696,776
Liabilities:
Cash collateral received upon return of:
Securities on loan	78,777,692
Payables and other liabilities:
Shares of beneficial interest redeemed	76,167
Investment management fees	355,027
Distribution and service fees	199,194
Transfer agent costs	927
Trustee and CCO fees	260
Audit and tax fees	19,282
Custody fees	12,080
Legal fees	11,577
Printing and shareholder reports fees	23,575
Other accrued expenses	13,613
Total liabilities	79,489,394
Net assets	$894,207,382
Net assets consist of:
Capital stock ($0.01 par value)	$847,982
Additional paid-in capital	928,418,176
Total distributable earnings (accumulated losses)	(35,058,776)
Net assets	$894,207,382
Net assets by class:
Initial Class	$2,530,944
Service Class	891,676,438
Shares outstanding:
Initial Class	237,634
Service Class	84,560,534
Net asset value and offering price per share:
Initial Class	$10.65
Service Class	10.54

STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$24,488,459
Interest income from unaffiliated investments	410,715
Net income from securities lending	307,217
Total investment income	25,206,391
Expenses:
Investment management fees	4,626,452
Distribution and service fees:
Service Class	2,328,936
Transfer agent costs	10,491
Trustee and CCO fees	44,806
Audit and tax fees	26,764
Custody fees	18,972
Legal fees	86,344
Printing and shareholder reports fees	87,047
Other	60,256
Total expenses before waiver and/or reimbursement and recapture	7,290,068
Expenses waived and/or reimbursed:
Initial Class	(1,235)
Service Class	(480,523)
Net expenses	6,808,310
Net investment income (loss)	18,398,081
Net realized gain (loss) on:
Unaffiliated investments	34,510,388
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	29,389,367
Net realized and change in unrealized gain (loss)	63,899,755
Net increase (decrease) in net assets resulting from operations	$82,297,836
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$18,398,081	$16,869,160
Net realized gain (loss)	34,510,388	(2,780,280)
Net change in unrealized appreciation (depreciation)	29,389,367	99,437,035
Net increase (decrease) in net assets resulting from operations	82,297,836	113,525,915
Dividends and/or distributions to shareholders:
Initial Class	(47,885)	(38,656)
Service Class	(16,825,304)	(13,454,458)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(16,873,189)	(13,493,114)
Capital share transactions:
Proceeds from shares sold:
Initial Class	311,226	335,830
Service Class	5,539,502	37,269,309
	5,850,728	37,605,139
Dividends and/or distributions reinvested:
Initial Class	47,885	38,656
Service Class	16,825,304	13,454,458
	16,873,189	13,493,114
Cost of shares redeemed:
Initial Class	(273,343)	(371,503)
Service Class	(139,482,970)	(119,288,741)
	(139,756,313)	(119,660,244)
Net increase (decrease) in net assets resulting from capital share transactions	(117,032,396)	(68,561,991)
Net increase (decrease) in net assets	(51,607,749)	31,470,810
Net assets:
Beginning of year	945,815,131	914,344,321
End of year	$894,207,382	$945,815,131
Capital share transactions - shares:
Shares issued:
Initial Class	29,691	36,040
Service Class	535,712	3,881,631
	565,403	3,917,671
Shares reinvested:
Initial Class	4,484	4,099
Service Class	1,588,792	1,438,979
	1,593,276	1,443,078
Shares redeemed:
Initial Class	(26,384)	(39,664)
Service Class	(13,485,277)	(12,911,070)
	(13,511,661)	(12,950,734)
Net increase (decrease) in shares outstanding:
Initial Class	7,791	475
Service Class	(11,360,773)	(7,590,460)
	(11,352,982)	(7,589,985)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.93	$8.90	$12.46	$11.61	$11.67
Investment operations:
Net investment income (loss)(A)	0.24	0.20	0.16	0.16	0.12
Net realized and unrealized gain (loss)	0.70	1.00	(2.21)	0.83	0.27
Total investment operations	0.94	1.20	(2.05)	0.99	0.39
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.17)	(0.18)	(0.14)	(0.24)
Net realized gains	—	—	(1.33)	—	(0.21)
Total dividends and/or distributions to shareholders	(0.22)	(0.17)	(1.51)	(0.14)	(0.45)
Net asset value, end of year	$10.65	$9.93	$8.90	$12.46	$11.61
Total return	9.44%	13.55%	(16.86)%	8.52%	3.59%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,531	$2,283	$2,042	$2,732	$2,496
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.53%	0.53%	0.52%	0.56%	0.56%
Including waiver and/or reimbursement and recapture	0.48%(C)	0.48%(C)	0.47%(C)	0.55%(C)	0.56%
Net investment income (loss) to average net assets	2.25%	2.11%	1.56%	1.32%	1.11%
Portfolio turnover rate	32%	81%	245%	196%	99%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.84	$8.81	$12.35	$11.50	$11.57
Investment operations:
Net investment income (loss)(A)	0.20	0.17	0.13	0.12	0.10
Net realized and unrealized gain (loss)	0.69	1.00	(2.20)	0.84	0.25
Total investment operations	0.89	1.17	(2.07)	0.96	0.35
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.14)	(0.14)	(0.11)	(0.21)
Net realized gains	—	—	(1.33)	—	(0.21)
Total dividends and/or distributions to shareholders	(0.19)	(0.14)	(1.47)	(0.11)	(0.42)
Net asset value, end of year	$10.54	$9.84	$8.81	$12.35	$11.50
Total return	9.06%	13.37%	(17.14)%	8.33%	3.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$891,676	$943,532	$912,302	$1,250,394	$1,319,740
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.78%	0.78%	0.77%	0.81%	0.81%
Including waiver and/or reimbursement and recapture	0.73%(C)	0.73%(C)	0.72%(C)	0.80%(C)	0.81%
Net investment income (loss) to average net assets	1.97%	1.85%	1.31%	1.04%	0.87%
Portfolio turnover rate	32%	81%	245%	196%	99%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024

1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation - Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$78,777,692	$—	$—	$—	$78,777,692
Total Borrowings	$78,777,692	$—	$—	$—	$78,777,692
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and strategic asset allocation risk: The Portfolio’s tactical asset allocation strategy involves making short-term adjustments to the Portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
relative to risks as market and economic conditions change. The Portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2025
Service Class	0.80	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$292,645,575	$442,428,387
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$949,326,357	$56,486,658	$(35,614,969)	$20,871,689
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$67,810,937	$6,482,545
During the year ended December 31, 2024, the capital loss carryforwards utilized are $18,912,185.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$16,873,189	$—	$—	$—	$13,493,114	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$18,363,017	$—	$—	$(74,293,482)	$—	$—	$20,871,689
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation – Moderate VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation – Moderate VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 4,525,799	$284,586
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Dynamic Allocation -Balanced
VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.4%
International Equity Funds - 14.9%
iShares Core MSCI EAFE ETF	369,862	$ 25,993,901
iShares MSCI EAFE ETF (A)	992,191	75,019,562
		101,013,463
U.S. Equity Fund - 34.7%
iShares Core S&P 500 ETF	398,131	234,371,757
U.S. Fixed Income Funds - 47.8%
iShares 7-10 Year Treasury Bond ETF	864,456	79,918,957
iShares Core U.S. Aggregate Bond ETF	1,302,887	126,249,750
iShares iBoxx $ Investment Grade Corporate Bond ETF	136,835	14,619,452
iShares Short Treasury Bond ETF (A)	699,038	76,971,074
iShares U.S. Treasury Bond ETF (A)	1,080,803	24,836,853
		322,596,086
Total Exchange-Traded Funds (Cost $600,378,984)		657,981,306
OTHER INVESTMENT COMPANY - 11.4%
Securities Lending Collateral - 11.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	76,552,336	76,552,336
Total Other Investment Company (Cost $76,552,336)		76,552,336

Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp.,
1.80% (B), dated 12/31/2024, to be
repurchased at $15,056,156 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 1.13%, due 10/31/2026, and
with a value of $15,355,826.
$ 15,054,650	$ 15,054,650
Total Repurchase Agreement (Cost $15,054,650)	15,054,650
Total Investments (Cost $691,985,970)	749,588,292
Net Other Assets (Liabilities) - (11.0)%	(74,299,665)
Net Assets - 100.0%	$ 675,288,627
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$657,981,306	$—	$—	$657,981,306
Other Investment Company	76,552,336	—	—	76,552,336
Repurchase Agreement	—	15,054,650	—	15,054,650
Total Investments	$734,533,642	$15,054,650	$—	$749,588,292
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $76,350,917, collateralized by cash collateral of $76,552,336 and non-cash collateral, such as U.S. government securities of $1,454,695. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $676,931,320) (including securities loaned of $76,350,917)	$734,533,642
Repurchase agreement, at value (cost $15,054,650)	15,054,650
Receivables and other assets:
Investments sold	2,780,809
Net income from securities lending	9,328
Interest	753
Total assets	752,379,182
Liabilities:
Cash collateral received upon return of:
Securities on loan	76,552,336
Payables and other liabilities:
Shares of beneficial interest redeemed	37,138
Investment management fees	269,258
Distribution and service fees	150,897
Transfer agent costs	703
Trustee and CCO fees	197
Audit and tax fees	17,287
Custody fees	23,268
Legal fees	8,885
Printing and shareholder reports fees	18,868
Other accrued expenses	11,718
Total liabilities	77,090,555
Net assets	$675,288,627
Net assets consist of:
Capital stock ($0.01 par value)	$601,665
Additional paid-in capital	677,937,710
Total distributable earnings (accumulated losses)	(3,250,748)
Net assets	$675,288,627
Shares outstanding	60,166,497
Net asset value and offering price per share	$11.22

STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$19,654,628
Interest income from unaffiliated investments	335,428
Net income from securities lending	148,220
Total investment income	20,138,276
Expenses:
Investment management fees	3,549,125
Distribution and service fees	1,785,268
Transfer agent costs	7,983
Trustee and CCO fees	34,182
Audit and tax fees	23,039
Custody fees	43,938
Legal fees	65,745
Printing and shareholder reports fees	69,631
Other	46,883
Total expenses before waiver and/or reimbursement and recapture	5,625,794
Expenses waived and/or reimbursed	(368,379)
Net expenses	5,257,415
Net investment income (loss)	14,880,861
Net realized gain (loss) on:
Unaffiliated investments	14,573,177
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	31,084,563
Net realized and change in unrealized gain (loss)	45,657,740
Net increase (decrease) in net assets resulting from operations	$60,538,601
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$14,880,861	$13,855,383
Net realized gain (loss)	14,573,177	(8,900,574)
Net change in unrealized appreciation (depreciation)	31,084,563	83,552,316
Net increase (decrease) in net assets resulting from operations	60,538,601	88,507,125
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(13,855,971)	(10,318,343)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(13,855,971)	(10,318,343)
Capital share transactions:
Proceeds from shares sold	3,781,154	5,664,814
Dividends and/or distributions reinvested	13,855,971	10,318,343
Cost of shares redeemed	(120,210,340)	(114,520,093)
Net increase (decrease) in net assets resulting from capital share transactions	(102,573,215)	(98,536,936)
Net increase (decrease) in net assets	(55,890,585)	(20,348,154)
Net assets:
Beginning of year	731,179,212	751,527,366
End of year	$675,288,627	$731,179,212
Capital share transactions - shares:
Shares issued	346,641	565,426
Shares reinvested	1,229,456	1,028,748
Shares redeemed	(10,885,780)	(11,515,488)
Net increase (decrease) in shares outstanding	(9,309,683)	(9,921,314)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.52	$9.47	$12.34	$12.53	$12.98
Investment operations:
Net investment income (loss)(A)	0.23	0.19	0.13	0.12	0.07
Net realized and unrealized gain (loss)	0.69	1.00	(2.06)	1.00	(0.15)
Total investment operations	0.92	1.19	(1.93)	1.12	(0.08)
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.14)	(0.13)	(0.07)	(0.21)
Net realized gains	—	—	(0.81)	(1.24)	(0.16)
Total dividends and/or distributions to shareholders	(0.22)	(0.14)	(0.94)	(1.31)	(0.37)
Net asset value, end of year	$11.22	$10.52	$9.47	$12.34	$12.53
Total return	8.75%	12.66%	(15.89)%	9.17%	(0.55)%
Ratio and supplemental data:
Net assets end of year (000’s)	$675,289	$731,179	$751,527	$1,011,184	$1,043,546
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.79%	0.79%	0.77%	0.84%	0.85%
Including waiver and/or reimbursement and recapture	0.74%(C)	0.74%(C)	0.72%(C)	0.83%(C)	0.85%
Net investment income (loss) to average net assets	2.08%	1.87%	1.22%	0.95%	0.58%
Portfolio turnover rate	23%	63%	227%	55%	127%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024

1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Dynamic Allocation - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$76,552,336	$—	$—	$—	$76,552,336
Total Borrowings	$76,552,336	$—	$—	$—	$76,552,336
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and strategic asset allocation risk: The Portfolio’s tactical asset allocation strategy involves making short-term adjustments to the Portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The Portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
may result in higher transaction costs. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.80%	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$158,649,574	$273,449,538
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$714,823,744	$62,599,067	$(27,834,519)	$34,764,548
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$—	$50,613,103
During the year ended December 31, 2024, the capital loss carryforwards utilized are $3,480,981.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$13,855,971	$—	$—	$—	$10,318,343	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$14,848,472	$—	$—	$(50,613,103)	$—	$(2,250,665)	$34,764,548
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Dynamic Allocation – Balanced VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 2,940,005	$181,208
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.7%
International Equity Funds - 20.1%
iShares Core MSCI EAFE ETF	595,596	$ 41,858,487
iShares MSCI EAFE ETF (A)	287,166	21,712,621
		63,571,108
U.S. Equity Fund - 50.2%
iShares Core S&P 500 ETF	269,436	158,611,584
U.S. Fixed Income Funds - 27.4%
iShares 7-10 Year Treasury Bond ETF	74,726	6,908,419
iShares Core U.S. Aggregate Bond ETF	378,287	36,656,010
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)	37,505	4,007,034
iShares Short Treasury Bond ETF	293,949	32,366,725
iShares U.S. Treasury Bond ETF	297,004	6,825,152
		86,763,340
Total Exchange-Traded Funds (Cost $257,543,076)		308,946,032
OTHER INVESTMENT COMPANY - 7.0%
Securities Lending Collateral - 7.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	21,961,712	21,961,712
Total Other Investment Company (Cost $21,961,712)		21,961,712

Principal	Value
REPURCHASE AGREEMENT - 2.4%
Fixed Income Clearing Corp.,
1.80% (B), dated 12/31/2024, to be
repurchased at $7,561,876 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 1.25%, due 11/30/2026, and
with a value of $7,712,432.
$ 7,561,120	$ 7,561,120
Total Repurchase Agreement (Cost $7,561,120)	7,561,120
Total Investments (Cost $287,065,908)	338,468,864
Net Other Assets (Liabilities) - (7.1)%	(22,359,843)
Net Assets - 100.0%	$ 316,109,021
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$308,946,032	$—	$—	$308,946,032
Other Investment Company	21,961,712	—	—	21,961,712
Repurchase Agreement	—	7,561,120	—	7,561,120
Total Investments	$330,907,744	$7,561,120	$—	$338,468,864
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $22,545,172, collateralized by cash collateral of $21,961,712 and non-cash collateral, such as U.S. government securities of $1,070,925. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $279,504,788) (including securities loaned of $22,545,172)	$330,907,744
Repurchase agreement, at value (cost $7,561,120)	7,561,120
Receivables and other assets:
Net income from securities lending	1,985
Interest	378
Total assets	338,471,227
Liabilities:
Cash collateral received upon return of:
Securities on loan	21,961,712
Payables and other liabilities:
Shares of beneficial interest redeemed	147,840
Investment management fees	127,666
Distribution and service fees	71,107
Transfer agent costs	330
Trustee and CCO fees	93
Audit and tax fees	18,697
Custody fees	11,060
Legal fees	4,129
Printing and shareholder reports fees	9,885
Other accrued expenses	9,687
Total liabilities	22,362,206
Net assets	$316,109,021
Net assets consist of:
Capital stock ($0.01 par value)	$244,773
Additional paid-in capital	279,131,685
Total distributable earnings (accumulated losses)	36,732,563
Net assets	$316,109,021
Shares outstanding	24,477,263
Net asset value and offering price per share	$12.91

STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$7,951,818
Interest income from unaffiliated investments	185,235
Net income from securities lending	39,308
Total investment income	8,176,361
Expenses:
Investment management fees	1,665,984
Distribution and service fees	832,992
Transfer agent costs	3,730
Trustee and CCO fees	15,977
Audit and tax fees	21,105
Custody fees	18,216
Legal fees	30,716
Printing and shareholder reports fees	35,732
Other	30,673
Total expenses before waiver and/or reimbursement and recapture	2,655,125
Expenses waived and/or reimbursed	(171,865)
Net expenses	2,483,260
Net investment income (loss)	5,693,101
Net realized gain (loss) on:
Unaffiliated investments	15,234,254
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	18,668,284
Net realized and change in unrealized gain (loss)	33,902,538
Net increase (decrease) in net assets resulting from operations	$39,595,639
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$5,693,101	$5,347,488
Net realized gain (loss)	15,234,254	(3,164,340)
Net change in unrealized appreciation (depreciation)	18,668,284	50,708,455
Net increase (decrease) in net assets resulting from operations	39,595,639	52,891,603
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(5,346,149)	(4,242,030)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,346,149)	(4,242,030)
Capital share transactions:
Proceeds from shares sold	3,013,802	5,268,332
Dividends and/or distributions reinvested	5,346,149	4,242,030
Cost of shares redeemed	(61,816,895)	(50,405,726)
Net increase (decrease) in net assets resulting from capital share transactions	(53,456,944)	(40,895,364)
Net increase (decrease) in net assets	(19,207,454)	7,754,209
Net assets:
Beginning of year	335,316,475	327,562,266
End of year	$316,109,021	$335,316,475
Capital share transactions - shares:
Shares issued	244,509	482,756
Shares reinvested	416,367	383,894
Shares redeemed	(4,933,756)	(4,652,963)
Net increase (decrease) in shares outstanding	(4,272,880)	(3,786,313)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$11.66	$10.07	$13.58	$13.04	$13.70
Investment operations:
Net investment income (loss)(A)	0.21	0.17	0.13	0.12	0.04
Net realized and unrealized gain (loss)	1.25	1.56	(2.38)	1.72	(0.35)
Total investment operations	1.46	1.73	(2.25)	1.84	(0.31)
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.14)	(0.14)	(0.04)	(0.21)
Net realized gains	—	—	(1.12)	(1.26)	(0.14)
Total dividends and/or distributions to shareholders	(0.21)	(0.14)	(1.26)	(1.30)	(0.35)
Net asset value, end of year	$12.91	$11.66	$10.07	$13.58	$13.04
Total return	12.51%	17.28%	(16.92)%	14.41%	(2.17)%
Ratio and supplemental data:
Net assets end of year (000’s)	$316,109	$335,316	$327,562	$452,539	$450,524
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.80%	0.81%	0.78%	0.86%	0.87%
Including waiver and/or reimbursement and recapture	0.75%(C)	0.75%(C)	0.73%(C)	0.85%(C)	0.87%
Net investment income (loss) to average net assets	1.71%	1.61%	1.14%	0.92%	0.31%
Portfolio turnover rate	23%	32%	288%	43%	173%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024

1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$21,961,712	$—	$—	$—	$21,961,712
Total Borrowings	$21,961,712	$—	$—	$—	$21,961,712
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and strategic asset allocation risk: The Portfolio’s tactical asset allocation strategy involves making short-term adjustments to the Portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The Portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
may result in higher transaction costs. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.80%	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$73,431,988	$126,425,454
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, organizational expenses and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$298,865,861	$46,215,761	$(6,612,758)	$39,603,003
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$—	$7,768,282
During the year ended December 31, 2024, the capital loss carryforwards utilized are $8,821,774.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,346,149	$—	$—	$—	$4,242,030	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$5,661,538	$—	$—	$(7,768,282)	$—	$(763,696)	$39,603,003
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 1,884,472	$114,522
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Edge 40 VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Edge 40 VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 9.8%
iShares MSCI EAFE Min Vol Factor ETF (A)	224,616	$ 15,882,597
iShares MSCI Emerging Markets Min Vol Factor ETF	81,316	4,715,515
		20,598,112
U.S. Equity Funds - 30.4%
iShares MSCI USA Min Vol Factor ETF	156,431	13,889,509
iShares MSCI USA Momentum Factor ETF (A)	66,685	13,798,460
iShares MSCI USA Quality Factor ETF	77,704	13,837,528
iShares MSCI USA Size Factor ETF (A)	58,486	8,685,171
iShares MSCI USA Value Factor ETF (A)	129,323	13,657,802
		63,868,470
U.S. Fixed Income Funds - 59.8%
iShares Broad USD Investment Grade Corporate Bond ETF (A)	408,615	20,545,162
iShares Core U.S. Aggregate Bond ETF	1,082,667	104,910,432
		125,455,594
Total Exchange-Traded Funds (Cost $196,093,897)		209,922,176
OTHER INVESTMENT COMPANY - 7.5%
Securities Lending Collateral - 7.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	15,695,223	15,695,223
Total Other Investment Company (Cost $15,695,223)		15,695,223

Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp.,
1.80% (B), dated 12/31/2024, to be
repurchased at $255,576 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 1.13%, due 10/31/2026, and
with a value of $260,786.
$ 255,550	$ 255,550
Total Repurchase Agreement (Cost $255,550)	255,550
Total Investments (Cost $212,044,670)	225,872,949
Net Other Assets (Liabilities) - (7.6)%	(15,922,854)
Net Assets - 100.0%	$ 209,950,095
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$209,922,176	$—	$—	$209,922,176
Other Investment Company	15,695,223	—	—	15,695,223
Repurchase Agreement	—	255,550	—	255,550
Total Investments	$225,617,399	$255,550	$—	$225,872,949
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $28,441,181, collateralized by cash collateral of $15,695,223 and non-cash collateral, such as U.S. government securities of $13,379,425. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $211,789,120) (including securities loaned of $28,441,181)	$225,617,399
Repurchase agreement, at value (cost $255,550)	255,550
Foreign currency, at value (cost $672)	654
Receivables and other assets:
Investments sold	1,747,077
Net income from securities lending	21,809
Shares of beneficial interest sold	968
Interest	13
Tax reclaims	14,873
Total assets	227,658,343
Liabilities:
Cash collateral received upon return of:
Securities on loan	15,695,223
Payables and other liabilities:
Investments purchased	1,776,394
Shares of beneficial interest redeemed	89,793
Investment management fees	49,081
Distribution and service fees	42,618
Transfer agent costs	220
Trustee and CCO fees	62
Audit and tax fees	24,454
Custody fees	11,945
Legal fees	2,795
Printing and shareholder reports fees	9,037
Other accrued expenses	6,626
Total liabilities	17,708,248
Net assets	$209,950,095
Net assets consist of:
Capital stock ($0.01 par value)	$239,120
Additional paid-in capital	184,612,262
Total distributable earnings (accumulated losses)	25,098,713
Net assets	$209,950,095
Net assets by class:
Initial Class	$19,227,841
Service Class	190,722,254
Shares outstanding:
Initial Class	2,174,276
Service Class	21,737,680
Net asset value and offering price per share:
Initial Class	$8.84
Service Class	8.77
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$6,799,724
Interest income from unaffiliated investments	2,353
Net income from securities lending	108,309
Total investment income	6,910,386
Expenses:
Investment management fees	672,144
Distribution and service fees:
Service Class	509,928
Transfer agent costs	2,506
Trustee and CCO fees	10,720
Audit and tax fees	26,077
Custody fees	21,707
Legal fees	20,631
Printing and shareholder reports fees	33,008
Other	25,313
Total expenses before waiver and/or reimbursement and recapture	1,322,034
Expenses waived and/or reimbursed:
Initial Class	(10,407)
Service Class	(105,243)
Recapture of previously waived and/or reimbursed fees:
Initial Class	270
Service Class	2,566
Net expenses	1,209,220
Net investment income (loss)	5,701,166
Net realized gain (loss) on:
Unaffiliated investments	6,613,307
Foreign currency transactions	(6)
Net realized gain (loss)	6,613,301
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,131,187
Translation of assets and liabilities denominated in foreign currencies	(997)
Net change in unrealized appreciation (depreciation)	2,130,190
Net realized and change in unrealized gain (loss)	8,743,491
Net increase (decrease) in net assets resulting from operations	$14,444,657
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$5,701,166	$5,480,117
Net realized gain (loss)	6,613,301	2,861,326
Net change in unrealized appreciation (depreciation)	2,130,190	12,052,150
Net increase (decrease) in net assets resulting from operations	14,444,657	20,393,593
Dividends and/or distributions to shareholders:
Initial Class	(838,851)	(762,305)
Service Class	(8,000,408)	(7,677,357)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(8,839,259)	(8,439,662)
Capital share transactions:
Proceeds from shares sold:
Initial Class	1,922,020	1,039,407
Service Class	1,346,968	1,234,141
	3,268,988	2,273,548
Dividends and/or distributions reinvested:
Initial Class	838,851	762,305
Service Class	8,000,408	7,677,357
	8,839,259	8,439,662
Cost of shares redeemed:
Initial Class	(4,141,929)	(2,621,143)
Service Class	(35,725,115)	(33,856,700)
	(39,867,044)	(36,477,843)
Net increase (decrease) in net assets resulting from capital share transactions	(27,758,797)	(25,764,633)
Net increase (decrease) in net assets	(22,153,399)	(13,810,702)
Net assets:
Beginning of year	232,103,494	245,914,196
End of year	$209,950,095	$232,103,494
Capital share transactions - shares:
Shares issued:
Initial Class	215,210	124,213
Service Class	152,526	149,521
	367,736	273,734
Shares reinvested:
Initial Class	93,726	92,625
Service Class	899,933	939,701
	993,659	1,032,326
Shares redeemed:
Initial Class	(463,626)	(313,381)
Service Class	(4,046,172)	(4,089,827)
	(4,509,798)	(4,403,208)
Net increase (decrease) in shares outstanding:
Initial Class	(154,690)	(96,543)
Service Class	(2,993,713)	(3,000,605)
	(3,148,403)	(3,097,148)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$8.64	$8.21	$10.20	$9.98	$9.39
Investment operations:
Net investment income (loss)(A)	0.25	0.21	0.18	0.15	0.17
Net realized and unrealized gain (loss)	0.34	0.55	(1.62)	0.45	0.72
Total investment operations	0.59	0.76	(1.44)	0.60	0.89
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.20)	(0.17)	(0.18)	(0.23)
Net realized gains	(0.14)	(0.13)	(0.38)	(0.20)	(0.07)
Total dividends and/or distributions to shareholders	(0.39)	(0.33)	(0.55)	(0.38)	(0.30)
Net asset value, end of year	$8.84	$8.64	$8.21	$10.20	$9.98
Total return	6.71%	9.45%	(14.24)%	6.09%	9.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$19,228	$20,118	$19,923	$25,371	$27,992
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.36%	0.37%	0.35%	0.34%	0.34%
Including waiver and/or reimbursement and recapture	0.31%(C)	0.31%(C)	0.30%(C)(D)	0.29%(D)	0.29%(D)
Net investment income (loss) to average net assets	2.79%	2.56%	1.97%	1.50%	1.84%
Portfolio turnover rate	6%	4%	5%	6%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(D)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$8.57	$8.15	$10.12	$9.91	$9.32
Investment operations:
Net investment income (loss)(A)	0.22	0.19	0.15	0.13	0.15
Net realized and unrealized gain (loss)	0.34	0.53	(1.59)	0.44	0.72
Total investment operations	0.56	0.72	(1.44)	0.57	0.87
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.17)	(0.15)	(0.16)	(0.21)
Net realized gains	(0.14)	(0.13)	(0.38)	(0.20)	(0.07)
Total dividends and/or distributions to shareholders	(0.36)	(0.30)	(0.53)	(0.36)	(0.28)
Net asset value, end of year	$8.77	$8.57	$8.15	$10.12	$9.91
Total return	6.48%	9.07%	(14.44)%	5.78%	9.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$190,722	$211,985	$225,991	$307,762	$322,599
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.61%	0.62%	0.60%	0.59%	0.59%
Including waiver and/or reimbursement and recapture	0.56%(C)	0.56%(C)	0.55%(C)(D)	0.54%(D)	0.54%(D)
Net investment income (loss) to average net assets	2.52%	2.30%	1.71%	1.26%	1.58%
Portfolio turnover rate	6%	4%	5%	6%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(D)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$15,695,223	$—	$—	$—	$15,695,223
Total Borrowings	$15,695,223	$—	$—	$—	$15,695,223
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.31%	May 1, 2025
Service Class	0.56	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended December 31, 2024, the balances available for recapture by TAM for the Portfolio are as follows:
	Amounts Available
	2022	2023	2024	Total
Initial Class	$—	$1,652	$364	$2,016
Service Class	—	17,840	3,262	21,102
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$13,179,850	$43,933,406
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$213,639,818	$25,607,626	$(13,374,495)	$12,233,131
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,482,563	$—	$3,356,696	$—	$4,768,526	$—	$3,671,136	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$5,670,292	$—	$7,197,665	$—	$—	$—	$12,230,756
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 40 VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $3,356,696 for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 683,442	$57,089
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 40 VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Edge 50 VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Edge 50 VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 12.0%
iShares MSCI EAFE Min Vol Factor ETF	544,439	$ 38,497,282
iShares MSCI Emerging Markets Min Vol Factor ETF	187,377	10,865,992
		49,363,274
U.S. Equity Funds - 37.9%
iShares MSCI USA Min Vol Factor ETF	381,757	33,896,204
iShares MSCI USA Momentum Factor ETF (A)	162,739	33,673,954
iShares MSCI USA Quality Factor ETF	189,631	33,769,488
iShares MSCI USA Size Factor ETF	142,483	21,158,725
iShares MSCI USA Value Factor ETF	312,773	33,031,957
		155,530,328
U.S. Fixed Income Fund - 50.1%
iShares Core U.S. Aggregate Bond ETF	2,119,815	205,410,074
Total Exchange-Traded Funds (Cost $385,935,105)		410,303,676
OTHER INVESTMENT COMPANY - 1.9%
Securities Lending Collateral - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	7,796,604	7,796,604
Total Other Investment Company (Cost $7,796,604)		7,796,604

Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp.,
1.80% (B), dated 12/31/2024, to be
repurchased at $351,506 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 0.13%, due 10/15/2026, and
with a value of $358,704.
$ 351,471	$ 351,471
Total Repurchase Agreement (Cost $351,471)	351,471
Total Investments (Cost $394,083,180)	418,451,751
Net Other Assets (Liabilities) - (2.0)%	(8,253,900)
Net Assets - 100.0%	$ 410,197,851
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$410,303,676	$—	$—	$410,303,676
Other Investment Company	7,796,604	—	—	7,796,604
Repurchase Agreement	—	351,471	—	351,471
Total Investments	$418,100,280	$351,471	$—	$418,451,751
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $10,683,900, collateralized by cash collateral of $7,796,604 and non-cash collateral, such as U.S. government securities of $3,110,868. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $393,731,709) (including securities loaned of $10,683,900)	$418,100,280
Repurchase agreement, at value (cost $351,471)	351,471
Receivables and other assets:
Investments sold	2,716,942
Net income from securities lending	11,185
Shares of beneficial interest sold	872
Interest	18
Total assets	421,180,768
Liabilities:
Cash collateral received upon return of:
Securities on loan	7,796,604
Payables and other liabilities:
Investments purchased	2,765,076
Shares of beneficial interest redeemed	183,268
Investment management fees	91,863
Distribution and service fees	91,863
Transfer agent costs	431
Trustee and CCO fees	120
Audit and tax fees	18,862
Custody fees	14,668
Legal fees	5,343
Printing and shareholder reports fees	7,062
Other accrued expenses	7,757
Total liabilities	10,982,917
Net assets	$410,197,851
Net assets consist of:
Capital stock ($0.01 par value)	$310,870
Additional paid-in capital	366,351,165
Total distributable earnings (accumulated losses)	43,535,816
Net assets	$410,197,851
Shares outstanding	31,086,998
Net asset value and offering price per share	$13.20
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$12,073,376
Interest income from unaffiliated investments	6,865
Net income from securities lending	106,244
Total investment income	12,186,485
Expenses:
Investment management fees	1,294,182
Distribution and service fees	1,078,485
Transfer agent costs	4,834
Trustee and CCO fees	20,684
Audit and tax fees	21,981
Custody fees	27,823
Legal fees	39,691
Printing and shareholder reports fees	27,197
Other	35,398
Total expenses before waiver and/or reimbursement and recapture	2,550,275
Expenses waived and/or reimbursed	(215,697)
Net expenses	2,334,578
Net investment income (loss)	9,851,907
Net realized gain (loss) on:
Unaffiliated investments	11,404,896
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	11,504,161
Net realized and change in unrealized gain (loss)	22,909,057
Net increase (decrease) in net assets resulting from operations	$32,760,964
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$9,851,907	$9,237,503
Net realized gain (loss)	11,404,896	4,777,428
Net change in unrealized appreciation (depreciation)	11,504,161	26,022,399
Net increase (decrease) in net assets resulting from operations	32,760,964	40,037,330
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(15,354,801)	(10,694,397)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(15,354,801)	(10,694,397)
Capital share transactions:
Proceeds from shares sold	4,541,675	3,912,575
Dividends and/or distributions reinvested	15,354,801	10,694,397
Cost of shares redeemed	(63,233,347)	(46,848,057)
Net increase (decrease) in net assets resulting from capital share transactions	(43,336,871)	(32,241,085)
Net increase (decrease) in net assets	(25,930,708)	(2,898,152)
Net assets:
Beginning of year	436,128,559	439,026,711
End of year	$410,197,851	$436,128,559
Capital share transactions - shares:
Shares issued	343,951	316,489
Shares reinvested	1,151,035	884,566
Shares redeemed	(4,782,291)	(3,872,720)
Net increase (decrease) in shares outstanding	(3,287,305)	(2,671,665)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$12.69	$11.85	$14.40	$13.70	$12.68
Investment operations:
Net investment income (loss)(A)	0.30	0.26	0.20	0.17	0.19
Net realized and unrealized gain (loss)	0.69	0.88	(2.27)	0.89	1.03
Total investment operations	0.99	1.14	(2.07)	1.06	1.22
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.21)	(0.17)	(0.16)	(0.16)
Net realized gains	(0.19)	(0.09)	(0.31)	(0.20)	(0.04)
Total dividends and/or distributions to shareholders	(0.48)	(0.30)	(0.48)	(0.36)	(0.20)
Net asset value, end of year	$13.20	$12.69	$11.85	$14.40	$13.70
Total return	7.79%	9.79%	(14.48)%	7.74%	9.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$410,198	$436,129	$439,027	$540,360	$488,968
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.59%	0.59%	0.58%	0.57%	0.58%
Including waiver and/or reimbursement and recapture	0.54%(C)	0.54%(C)	0.53%(C)(D)	0.52%(D)	0.53%(D)
Net investment income (loss) to average net assets	2.28%	2.13%	1.60%	1.19%	1.48%
Portfolio turnover rate	7%	5%	7%	7%	11%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(D)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$7,796,604	$—	$—	$—	$7,796,604
Total Borrowings	$7,796,604	$—	$—	$—	$7,796,604
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$28,856,643	$77,868,013
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$398,064,477	$51,718,605	$(31,331,331)	$20,387,274
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$9,236,996	$—	$6,117,805	$—	$7,522,568	$—	$3,171,829	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$9,821,708	$—	$13,326,834	$—	$—	$—	$20,387,274
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. OPERATING SEGMENTS (continued)
decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 50 VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $6,117,805 for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 1,624,192	$135,104
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 50 VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Edge 75 VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Edge 75 VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 18.4%
iShares MSCI EAFE Min Vol Factor ETF (A)	302,666	$ 21,401,513
iShares MSCI Emerging Markets Min Vol Factor ETF (A)	102,695	5,955,283
		27,356,796
U.S. Equity Funds - 56.2%
iShares MSCI USA Min Vol Factor ETF	204,257	18,135,979
iShares MSCI USA Momentum Factor ETF (A)	87,169	18,037,009
iShares MSCI USA Quality Factor ETF	101,476	18,070,846
iShares MSCI USA Size Factor ETF (A)	75,474	11,207,889
iShares MSCI USA Value Factor ETF	170,902	18,048,960
		83,500,683
U.S. Fixed Income Fund - 24.9%
iShares Core U.S. Aggregate Bond ETF	382,181	37,033,339
Total Exchange-Traded Funds (Cost $126,615,154)		147,890,818
OTHER INVESTMENT COMPANY - 20.2%
Securities Lending Collateral - 20.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	30,030,496	30,030,496
Total Other Investment Company (Cost $30,030,496)		30,030,496

Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp.,
1.80% (B), dated 12/31/2024, to be
repurchased at $100,461 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 4.63%, due 11/15/2026, and
with a value of $102,621.
$ 100,451	$ 100,451
Total Repurchase Agreement (Cost $100,451)	100,451
Total Investments (Cost $156,746,101)	178,021,765
Net Other Assets (Liabilities) - (19.8)%	(29,476,258)
Net Assets - 100.0%	$ 148,545,507
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$147,890,818	$—	$—	$147,890,818
Other Investment Company	30,030,496	—	—	30,030,496
Repurchase Agreement	—	100,451	—	100,451
Total Investments	$177,921,314	$100,451	$—	$178,021,765
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $29,406,269, collateralized by cash collateral of $30,030,496. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $156,645,650) (including securities loaned of $29,406,269)	$177,921,314
Repurchase agreement, at value (cost $100,451)	100,451
Receivables and other assets:
Investments sold	1,434,323
Net income from securities lending	24,969
Shares of beneficial interest sold	456,300
Interest	5
Total assets	179,937,362
Liabilities:
Cash collateral received upon return of:
Securities on loan	30,030,496
Payables and other liabilities:
Investments purchased	1,252,242
Shares of beneficial interest redeemed	7,551
Investment management fees	33,349
Distribution and service fees	33,350
Transfer agent costs	153
Trustee and CCO fees	43
Audit and tax fees	18,174
Custody fees	5,926
Legal fees	1,881
Printing and shareholder reports fees	2,444
Other accrued expenses	6,246
Total liabilities	31,391,855
Net assets	$148,545,507
Net assets consist of:
Capital stock ($0.01 par value)	$101,169
Additional paid-in capital	119,017,854
Total distributable earnings (accumulated losses)	29,426,484
Net assets	$148,545,507
Shares outstanding	10,116,891
Net asset value and offering price per share	$14.68
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$3,626,012
Interest income from unaffiliated investments	2,577
Net income from securities lending	80,300
Total investment income	3,708,889
Expenses:
Investment management fees	456,761
Distribution and service fees	380,634
Transfer agent costs	1,706
Trustee and CCO fees	7,314
Audit and tax fees	19,269
Custody fees	11,542
Legal fees	13,951
Printing and shareholder reports fees	9,204
Other	21,844
Total expenses before waiver and/or reimbursement and recapture	922,225
Expenses waived and/or reimbursed	(76,127)
Net expenses	846,098
Net investment income (loss)	2,862,791
Net realized gain (loss) on:
Unaffiliated investments	6,287,585
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	7,280,552
Net realized and change in unrealized gain (loss)	13,568,137
Net increase (decrease) in net assets resulting from operations	$16,430,928
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$2,862,791	$2,836,849
Net realized gain (loss)	6,287,585	3,733,474
Net change in unrealized appreciation (depreciation)	7,280,552	10,958,144
Net increase (decrease) in net assets resulting from operations	16,430,928	17,528,467
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(7,074,859)	(7,521,519)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(7,074,859)	(7,521,519)
Capital share transactions:
Proceeds from shares sold	7,683,515	5,646,883
Dividends and/or distributions reinvested	7,074,859	7,521,519
Cost of shares redeemed	(27,665,798)	(29,288,424)
Net increase (decrease) in net assets resulting from capital share transactions	(12,907,424)	(16,120,022)
Net increase (decrease) in net assets	(3,551,355)	(6,113,074)
Net assets:
Beginning of year	152,096,862	158,209,936
End of year	$148,545,507	$152,096,862
Capital share transactions - shares:
Shares issued	515,758	429,776
Shares reinvested	479,002	574,600
Shares redeemed	(1,889,052)	(2,201,392)
Net increase (decrease) in shares outstanding	(894,292)	(1,197,016)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$13.81	$12.96	$16.20	$14.79	$13.66
Investment operations:
Net investment income (loss)(A)	0.28	0.24	0.21	0.18	0.18
Net realized and unrealized gain (loss)	1.29	1.29	(2.62)	1.73	1.20
Total investment operations	1.57	1.53	(2.41)	1.91	1.38
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.25)	(0.20)	(0.17)	(0.18)
Net realized gains	(0.42)	(0.43)	(0.63)	(0.33)	(0.07)
Total dividends and/or distributions to shareholders	(0.70)	(0.68)	(0.83)	(0.50)	(0.25)
Net asset value, end of year	$14.68	$13.81	$12.96	$16.20	$14.79
Total return	11.40%	12.09%	(15.06)%	12.94%	10.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$148,546	$152,097	$158,210	$218,989	$195,054
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.61%	0.60%	0.59%	0.58%	0.59%
Including waiver and/or reimbursement and recapture	0.56%(C)	0.55%(C)	0.54%(C)(D)	0.53%(D)	0.56%(D)
Net investment income (loss) to average net assets	1.88%	1.84%	1.50%	1.16%	1.37%
Portfolio turnover rate	9%	6%	8%	14%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(D)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$30,030,496	$—	$—	$—	$30,030,496
Total Borrowings	$30,030,496	$—	$—	$—	$30,030,496
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$12,971,181	$30,683,446
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$158,474,935	$24,872,074	$(5,325,244)	$19,546,830
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$2,837,537	$—	$4,237,322	$—	$2,713,459	$—	$4,808,060	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$2,834,618	$—	$7,045,036	$—	$—	$—	$19,546,830
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 75 VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $4,237,322 for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 867,133	$72,230
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 75 VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Edge 100 VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Edge 100 VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 24.7%
iShares MSCI EAFE Min Vol Factor ETF (A)	201,672	$ 14,260,227
iShares MSCI Emerging Markets Min Vol Factor ETF (A)	68,262	3,958,513
		18,218,740
U.S. Equity Funds - 75.2%
iShares MSCI USA Min Vol Factor ETF	136,535	12,122,943
iShares MSCI USA Momentum Factor ETF (A)	58,203	12,043,365
iShares MSCI USA Quality Factor ETF	67,519	12,023,783
iShares MSCI USA Size Factor ETF (A)	50,367	7,479,499
iShares MSCI USA Value Factor ETF (A)	110,988	11,721,443
		55,391,033
Total Exchange-Traded Funds (Cost $58,147,058)		73,609,773
OTHER INVESTMENT COMPANY - 16.7%
Securities Lending Collateral - 16.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	12,330,597	12,330,597
Total Other Investment Company (Cost $12,330,597)		12,330,597

Principal	Value
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp.,
1.80% (B), dated 12/31/2024, to be
repurchased at $126,960 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 4.63%, due 11/15/2026, and
with a value of $129,649.
$ 126,947	$ 126,947
Total Repurchase Agreement (Cost $126,947)	126,947
Total Investments (Cost $70,604,602)	86,067,317
Net Other Assets (Liabilities) - (16.8)%	(12,380,029)
Net Assets - 100.0%	$ 73,687,288
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$73,609,773	$—	$—	$73,609,773
Other Investment Company	12,330,597	—	—	12,330,597
Repurchase Agreement	—	126,947	—	126,947
Total Investments	$85,940,370	$126,947	$—	$86,067,317
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $13,889,297, collateralized by cash collateral of $12,330,597 and non-cash collateral, such as U.S. government securities of $1,852,408. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $70,477,655) (including securities loaned of $13,889,297)	$85,940,370
Repurchase agreement, at value (cost $126,947)	126,947
Receivables and other assets:
Investments sold	346,692
Net income from securities lending	13,604
Shares of beneficial interest sold	1,075
Interest	6
Total assets	86,428,694
Liabilities:
Cash collateral received upon return of:
Securities on loan	12,330,597
Payables and other liabilities:
Investments purchased	350,761
Shares of beneficial interest redeemed	1,486
Investment management fees	12,562
Distribution and service fees	16,688
Transfer agent costs	76
Trustee and CCO fees	21
Audit and tax fees	17,981
Custody fees	3,281
Legal fees	873
Printing and shareholder reports fees	1,256
Other accrued expenses	5,824
Total liabilities	12,741,406
Net assets	$73,687,288
Net assets consist of:
Capital stock ($0.01 par value)	$49,830
Additional paid-in capital	54,065,793
Total distributable earnings (accumulated losses)	19,571,665
Net assets	$73,687,288
Shares outstanding	4,982,950
Net asset value and offering price per share	$14.79
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$1,439,871
Interest income from unaffiliated investments	2,161
Net income from securities lending	55,757
Total investment income	1,497,789
Expenses:
Investment management fees	216,592
Distribution and service fees	180,493
Transfer agent costs	815
Trustee and CCO fees	3,485
Audit and tax fees	18,502
Custody fees	5,394
Legal fees	6,585
Printing and shareholder reports fees	5,062
Other	15,830
Total expenses before waiver and/or reimbursement and recapture	452,758
Expenses waived and/or reimbursed	(47,762)
Net expenses	404,996
Net investment income (loss)	1,092,793
Net realized gain (loss) on:
Unaffiliated investments	3,191,834
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	5,507,589
Net realized and change in unrealized gain (loss)	8,699,423
Net increase (decrease) in net assets resulting from operations	$9,792,216
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$1,092,793	$990,446
Net realized gain (loss)	3,191,834	1,467,316
Net change in unrealized appreciation (depreciation)	5,507,589	5,999,546
Net increase (decrease) in net assets resulting from operations	9,792,216	8,457,308
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(2,500,186)	(10,311,630)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,500,186)	(10,311,630)
Capital share transactions:
Proceeds from shares sold	7,554,371	4,196,081
Dividends and/or distributions reinvested	2,500,186	10,311,630
Cost of shares redeemed	(9,884,730)	(6,954,331)
Net increase (decrease) in net assets resulting from capital share transactions	169,827	7,553,380
Net increase (decrease) in net assets	7,461,857	5,699,058
Net assets:
Beginning of year	66,225,431	60,526,373
End of year	$73,687,288	$66,225,431
Capital share transactions - shares:
Shares issued	518,387	311,048
Shares reinvested	168,931	821,644
Shares redeemed	(679,130)	(505,454)
Net increase (decrease) in shares outstanding	8,188	627,238
FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$13.31	$13.92	$17.38	$15.16	$14.30
Investment operations:
Net investment income (loss)(A)	0.22	0.22	0.20	0.19	0.17
Net realized and unrealized gain (loss)	1.77	1.64	(2.93)	2.58	1.19
Total investment operations	1.99	1.86	(2.73)	2.77	1.36
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.28)	(0.18)	(0.16)	(0.23)
Net realized gains	(0.31)	(2.19)	(0.55)	(0.39)	(0.27)
Total dividends and/or distributions to shareholders	(0.51)	(2.47)	(0.73)	(0.55)	(0.50)
Net asset value, end of year	$14.79	$13.31	$13.92	$17.38	$15.16
Total return	14.99%	14.47%	(15.76)%	18.36%	9.88%
Ratio and supplemental data:
Net assets end of year (000’s)	$73,687	$66,225	$60,526	$105,304	$88,665
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.63%	0.64%	0.61%	0.60%	0.61%
Including waiver and/or reimbursement and recapture	0.56%(C)	0.56%(C)	0.56%(C)(D)	0.56%(D)	0.56%(D)
Net investment income (loss) to average net assets	1.51%	1.61%	1.35%	1.12%	1.27%
Portfolio turnover rate	12%	8%	10%	9%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(D)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$12,330,597	$—	$—	$—	$12,330,597
Total Borrowings	$12,330,597	$—	$—	$—	$12,330,597
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Small and medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the 36-month period ended December 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Service Class	$—	$16,271	$11,664	$27,935
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$8,580,709	$—	$9,782,737	$—
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$70,813,061	$15,254,256	$—	$15,254,256
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$988,717	$—	$1,511,469	$—	$1,182,496	$—	$9,129,134	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$1,082,651	$—	$3,234,758	$—	$—	$—	$15,254,256
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 100 VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $1,511,469 for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 564,677	$47,170
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Edge 100 VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Tactical - Balanced VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Tactical - Balanced VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.8%
International Equity Funds - 16.3%
iShares Core MSCI EAFE ETF	221,933	$ 15,597,451
iShares Core MSCI Emerging Markets ETF	125,420	6,549,432
iShares MSCI Canada ETF (A)	104,513	4,211,874
iShares MSCI EAFE ETF (A)	213,767	16,162,923
iShares MSCI Emerging Markets ETF	192,630	8,055,787
iShares MSCI Japan ETF (A)	48,878	3,279,714
		53,857,181
U.S. Equity Funds - 36.4%
iShares Core S&P 500 ETF	107,337	63,187,145
iShares Core S&P Total U.S. Stock Market ETF	441,464	56,781,100
		119,968,245
U.S. Fixed Income Funds - 46.1%
iShares 20+ Year Treasury Bond ETF	23,240	2,029,549
iShares Broad USD High Yield Corporate Bond ETF (A)	194,208	7,144,912
iShares Broad USD Investment Grade Corporate Bond ETF (A)	729,115	36,659,902
iShares Core U.S. Aggregate Bond ETF	389,391	37,731,988
iShares Short Treasury Bond ETF (A)	622,982	68,596,548
		152,162,899
Total Exchange-Traded Funds (Cost $309,566,541)		325,988,325
	Shares	Value
OTHER INVESTMENT COMPANY - 10.3%
Securities Lending Collateral - 10.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	33,810,933	$ 33,810,933
Total Other Investment Company (Cost $33,810,933)		33,810,933

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 1.80% (B), dated 12/31/2024, to be repurchased at $4,384,683 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $4,471,957.	$ 4,384,245	4,384,245
Total Repurchase Agreement (Cost $4,384,245)		4,384,245
Total Investments (Cost $347,761,719)		364,183,503
Net Other Assets (Liabilities) - (10.4)%		(34,217,239)
Net Assets - 100.0%		$ 329,966,264
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$325,988,325	$—	$—	$325,988,325
Other Investment Company	33,810,933	—	—	33,810,933
Repurchase Agreement	—	4,384,245	—	4,384,245
Total Investments	$359,799,258	$4,384,245	$—	$364,183,503
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $41,779,327, collateralized by cash collateral of $33,810,933 and non-cash collateral, such as U.S. government securities of $8,912,194. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $343,377,474) (including securities loaned of $41,779,327)	$359,799,258
Repurchase agreement, at value (cost $4,384,245)	4,384,245
Foreign currency, at value (cost $128)	120
Receivables and other assets:
Net income from securities lending	5,837
Shares of beneficial interest sold	34,455
Interest	219
Total assets	364,224,134
Liabilities:
Cash collateral received upon return of:
Securities on loan	33,810,933
Payables and other liabilities:
Shares of beneficial interest redeemed	117,914
Investment management fees	132,510
Distribution and service fees	72,599
Transfer agent costs	344
Trustee and CCO fees	96
Audit and tax fees	44,084
Custody fees	55,562
Legal fees	4,367
Printing and shareholder reports fees	12,171
Other accrued expenses	7,290
Total liabilities	34,257,870
Net assets	$329,966,264
Net assets consist of:
Capital stock ($0.01 par value)	$329,159
Additional paid-in capital	376,556,924
Total distributable earnings (accumulated losses)	(46,919,819)
Net assets	$329,966,264
Net assets by class:
Initial Class	$5,429,164
Service Class	324,537,100
Shares outstanding:
Initial Class	530,663
Service Class	32,385,205
Net asset value and offering price per share:
Initial Class	$10.23
Service Class	10.02
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$7,695,437
Interest income from unaffiliated investments	5,793,097
Net income from securities lending	36,417
Total investment income	13,524,951
Expenses:
Investment management fees	2,113,402
Distribution and service fees:
Service Class	862,024
Transfer agent costs	3,917
Trustee and CCO fees	16,743
Audit and tax fees	46,609
Custody fees	98,815
Legal fees	45,287
Printing and shareholder reports fees	49,883
Other	31,358
Total expenses before waiver and/or reimbursement and recapture	3,268,038
Expenses waived and/or reimbursed:
Initial Class	(1,819)
Service Class	(116,534)
Net expenses	3,149,685
Net investment income (loss)	10,375,266
Net realized gain (loss) on:
Unaffiliated investments	(25,172,007)
Written options and swaptions	57,740
Swap agreements	3,006,314
Futures contracts	15,852,034
Forward foreign currency contracts	185,841
Foreign currency transactions	(57,752)
TBA commitments	116,785
Net realized gain (loss)	(6,011,045)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	34,049,473
Written options and swaptions	(800)
Swap agreements	(2,072,470)
Futures contracts	(7,064,561)
Forward foreign currency contracts	(1,568)
Translation of assets and liabilities denominated in foreign currencies	7,905
TBA commitments	53,621
Net change in unrealized appreciation (depreciation)	24,971,600
Net realized and change in unrealized gain (loss)	18,960,555
Net increase (decrease) in net assets resulting from operations	$29,335,821
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$10,375,266	$12,471,986
Net realized gain (loss)	(6,011,045)	1,530,420
Net change in unrealized appreciation (depreciation)	24,971,600	23,044,515
Net increase (decrease) in net assets resulting from operations	29,335,821	37,046,921
Dividends and/or distributions to shareholders:
Initial Class	(205,022)	(66,161)
Service Class	(12,265,859)	(3,744,431)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,470,881)	(3,810,592)
Capital share transactions:
Proceeds from shares sold:
Initial Class	333,394	299,256
Service Class	1,383,710	1,950,009
	1,717,104	2,249,265
Dividends and/or distributions reinvested:
Initial Class	205,022	66,161
Service Class	12,265,859	3,744,431
	12,470,881	3,810,592
Cost of shares redeemed:
Initial Class	(537,883)	(673,344)
Service Class	(63,782,161)	(51,187,082)
	(64,320,044)	(51,860,426)
Net increase (decrease) in net assets resulting from capital share transactions	(50,132,059)	(45,800,569)
Net increase (decrease) in net assets	(33,267,119)	(12,564,240)
Net assets:
Beginning of year	363,233,383	375,797,623
End of year	$329,966,264	$363,233,383
Capital share transactions - shares:
Shares issued:
Initial Class	32,840	32,291
Service Class	138,486	215,814
	171,326	248,105
Shares reinvested:
Initial Class	20,199	7,106
Service Class	1,232,750	410,124
	1,252,949	417,230
Shares redeemed:
Initial Class	(53,280)	(72,463)
Service Class	(6,424,728)	(5,659,039)
	(6,478,008)	(5,731,502)
Net increase (decrease) in shares outstanding:
Initial Class	(241)	(33,066)
Service Class	(5,053,492)	(5,033,101)
	(5,053,733)	(5,066,167)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.76	$8.91	$12.31	$12.46	$12.62
Investment operations:
Net investment income (loss)(A)	0.32	0.34	0.15	0.08	0.03
Net realized and unrealized gain (loss)	0.55	0.63	(2.48)	0.74	1.07
Total investment operations	0.87	0.97	(2.33)	0.82	1.10
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.12)	(0.09)	—	(0.45)
Net realized gains	—	—	(0.98)	(0.97)	(0.81)
Total dividends and/or distributions to shareholders	(0.40)	(0.12)	(1.07)	(0.97)	(1.26)
Net asset value, end of year	$10.23	$9.76	$8.91	$12.31	$12.46
Total return	8.90%	10.99%	(19.42)%	6.62%	9.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,429	$5,180	$5,025	$6,616	$6,311
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.69%	0.89%	0.86%	0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.65%(C)	0.89%	0.86%	0.86%	0.86%
Net investment income (loss) to average net assets	3.20%	3.64%	1.47%	0.60%	0.25%
Portfolio turnover rate	149%	31%(D)	33%	38%(D)	59%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.56	$8.73	$12.08	$12.27	$12.45
Investment operations:
Net investment income (loss)(A)	0.29	0.31	0.12	0.04	(0.00)(B)
Net realized and unrealized gain (loss)	0.54	0.62	(2.43)	0.74	1.05
Total investment operations	0.83	0.93	(2.31)	0.78	1.05
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.10)	(0.06)	—	(0.42)
Net realized gains	—	—	(0.98)	(0.97)	(0.81)
Total dividends and/or distributions to shareholders	(0.37)	(0.10)	(1.04)	(0.97)	(1.23)
Net asset value, end of year	$10.02	$9.56	$8.73	$12.08	$12.27
Total return	8.69%	10.66%	(19.65)%	6.39%	8.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$324,537	$358,053	$370,773	$525,408	$573,363
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.94%	1.14%	1.11%	1.11%	1.11%
Including waiver and/or reimbursement and recapture	0.90%(D)	1.14%	1.11%	1.11%	1.11%
Net investment income (loss) to average net assets	2.96%	3.39%	1.21%	0.36%	(0.00)%(E)
Portfolio turnover rate	149%	31%(F)	33%	38%(F)	59%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Excludes sale-buyback transactions.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Tactical - Balanced VP (formerly, Transamerica PIMCO Tactical - Balanced VP) (the "Portfolio") is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$33,810,933	$—	$—	$—	$33,810,933
Total Borrowings	$33,810,933	$—	$—	$—	$33,810,933
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Option contracts: The Portfolio is subject to equity risk, credit risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.
Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.
Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.
Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.
Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.
Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.
Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.
Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.
For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.
Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).
Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.
Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(2,078,740)	$—	$—	$(2,078,740)
Written options and swaptions	57,740	—	—	—	—	57,740
Swap agreements	2,958,448	—	—	47,866	—	3,006,314
Futures contracts	1,193,134	—	14,658,900	—	—	15,852,034
Forward foreign currency contracts	—	185,841	—	—	—	185,841
Total	$4,209,322	$185,841	$12,580,160	$47,866	$—	$17,023,189
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$231,329	$—	$—	$231,329
Written options and swaptions	(800)	—	—	—	—	(800)
Swap agreements	(2,042,002)	—	—	(30,468)	—	(2,072,470)
Futures contracts	1,082,104	—	(8,146,665)	—	—	(7,064,561)
Forward foreign currency contracts	—	(1,568)	—	—	—	(1,568)
Total	$(960,698)	$(1,568)	$(7,915,336)	$(30,468)	$—	$(8,908,070)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Options:
Average value of option contracts purchased	$701,657
Average value of option contracts written	(1,504)
Average notional value of swaption contracts written	(1,072,870)
Credit default swaps:
Average notional value — sell protection	536,615
Interest rate swaps:
Average notional value — pays fixed rate	5,908,999
Average notional value — receives fixed rate	3,931,587
Futures contracts:
Average notional value of contracts — long	73,432,821
Average notional value of contracts — short	(16,001,521)
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	2,446,096
Average contract amounts sold — in USD	4,490,836
The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying exchange-traded funds risk: To the extent the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective May 1, 2024
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
Prior to May 1, 2024
First $250 million	0.8100
Over $250 million up to $750 million	0.8000
Over $750 million up to $1.5 billion	0.7900
Over $1.5 billion	0.7600
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Initial Class	0.63%	May 1, 2025
Service Class	0.88	May 1, 2025
Prior to May 1, 2024
Initial Class	0.91
Service Class	1.16
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$426,915,517	$116,763,951	$225,728,896	$205,963,117
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. There were no items in the current year with different treatment. Therefore, distributions determined in accordance with tax regulations will not differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$347,761,719	$17,998,170	$(1,576,386)	$16,421,784
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$22,239,014	$51,291,509
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$12,470,881	$—	$—	$—	$3,810,592	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$10,188,928	$—	$—	$(73,530,523)	$—	$—	$16,421,776
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Tactical – Balanced VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Tactical – Balanced VP (formerly, Transamerica PIMCO Tactical – Balanced VP) (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Balanced VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Tactical - Conservative VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Tactical - Conservative VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.9%
International Equity Funds - 11.3%
iShares Core MSCI EAFE ETF	74,223	$ 5,216,392
iShares Core MSCI Emerging Markets ETF	47,466	2,478,675
iShares MSCI Canada ETF (A)	35,200	1,418,560
iShares MSCI EAFE ETF (A)	70,625	5,339,956
iShares MSCI Emerging Markets ETF	58,139	2,431,373
iShares MSCI Japan ETF (A)	24,634	1,652,941
		18,537,897
U.S. Equity Funds - 26.1%
iShares Core S&P 500 ETF	38,320	22,558,218
iShares Core S&P Total U.S. Stock Market ETF	157,326	20,235,270
		42,793,488
U.S. Fixed Income Funds - 61.5%
iShares 20+ Year Treasury Bond ETF	11,548	1,008,487
iShares Broad USD High Yield Corporate Bond ETF (A)	98,130	3,610,203
iShares Broad USD Investment Grade Corporate Bond ETF	430,624	21,651,775
iShares Core U.S. Aggregate Bond ETF	412,630	39,983,847
iShares Short Treasury Bond ETF	312,240	34,380,746
		100,635,058
Total Exchange-Traded Funds (Cost $155,733,294)		161,966,443
	Shares	Value
OTHER INVESTMENT COMPANY - 3.7%
Securities Lending Collateral - 3.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	5,972,642	$ 5,972,642
Total Other Investment Company (Cost $5,972,642)		5,972,642

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 1.80% (B), dated 12/31/2024, to be repurchased at $2,146,299 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $2,189,175.	$ 2,146,084	2,146,084
Total Repurchase Agreement (Cost $2,146,084)		2,146,084
Total Investments (Cost $163,852,020)		170,085,169
Net Other Assets (Liabilities) - (3.9)%		(6,318,481)
Net Assets - 100.0%		$ 163,766,688
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$161,966,443	$—	$—	$161,966,443
Other Investment Company	5,972,642	—	—	5,972,642
Repurchase Agreement	—	2,146,084	—	2,146,084
Total Investments	$167,939,085	$2,146,084	$—	$170,085,169
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $11,630,165, collateralized by cash collateral of $5,972,642 and non-cash collateral, such as U.S. government securities of $5,926,300. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $161,705,936) (including securities loaned of $11,630,165)	$167,939,085
Repurchase agreement, at value (cost $2,146,084)	2,146,084
Foreign currency, at value (cost $224)	215
Receivables and other assets:
Net income from securities lending	3,034
Interest	107
Total assets	170,088,525
Liabilities:
Cash collateral received upon return of:
Securities on loan	5,972,642
Payables and other liabilities:
Investments purchased	14,314
Shares of beneficial interest redeemed	127,264
Investment management fees	65,697
Distribution and service fees	34,700
Transfer agent costs	172
Trustee and CCO fees	48
Audit and tax fees	43,662
Custody fees	48,141
Legal fees	2,198
Printing and shareholder reports fees	6,634
Other accrued expenses	6,365
Total liabilities	6,321,837
Net assets	$163,766,688
Net assets consist of:
Capital stock ($0.01 par value)	$168,252
Additional paid-in capital	191,247,142
Total distributable earnings (accumulated losses)	(27,648,706)
Net assets	$163,766,688
Net assets by class:
Initial Class	$8,572,930
Service Class	155,193,758
Shares outstanding:
Initial Class	869,372
Service Class	15,955,857
Net asset value and offering price per share:
Initial Class	$9.86
Service Class	9.73
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$4,084,414
Interest income from unaffiliated investments	2,848,820
Net income from securities lending	18,009
Total investment income	6,951,243
Expenses:
Investment management fees	1,051,043
Distribution and service fees:
Service Class	417,952
Transfer agent costs	1,965
Trustee and CCO fees	8,393
Audit and tax fees	44,933
Custody fees	84,709
Legal fees	29,200
Printing and shareholder reports fees	29,633
Other	22,511
Total expenses before waiver and/or reimbursement and recapture	1,690,339
Expenses waived and/or reimbursed:
Initial Class	(2,941)
Service Class	(56,378)
Net expenses	1,631,020
Net investment income (loss)	5,320,223
Net realized gain (loss) on:
Unaffiliated investments	(15,306,009)
Written options and swaptions	42,457
Swap agreements	1,952,976
Futures contracts	4,807,394
Forward foreign currency contracts	96,555
Foreign currency transactions	(23,921)
TBA commitments	82,852
Net realized gain (loss)	(8,347,696)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	16,319,243
Written options and swaptions	3,484
Swap agreements	(1,405,448)
Futures contracts	(1,335,727)
Forward foreign currency contracts	2,540
Translation of assets and liabilities denominated in foreign currencies	3,085
TBA commitments	45,316
Net change in unrealized appreciation (depreciation)	13,632,493
Net realized and change in unrealized gain (loss)	5,284,797
Net increase (decrease) in net assets resulting from operations	$10,605,020
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$5,320,223	$6,303,055
Net realized gain (loss)	(8,347,696)	(2,865,731)
Net change in unrealized appreciation (depreciation)	13,632,493	9,693,341
Net increase (decrease) in net assets resulting from operations	10,605,020	13,130,665
Dividends and/or distributions to shareholders:
Initial Class	(329,927)	(129,565)
Service Class	(5,981,958)	(2,194,346)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,311,885)	(2,323,911)
Capital share transactions:
Proceeds from shares sold:
Initial Class	325,117	329,659
Service Class	1,362,989	3,075,003
	1,688,106	3,404,662
Dividends and/or distributions reinvested:
Initial Class	329,927	129,565
Service Class	5,981,958	2,194,346
	6,311,885	2,323,911
Cost of shares redeemed:
Initial Class	(861,190)	(1,152,952)
Service Class	(32,125,619)	(27,361,612)
	(32,986,809)	(28,514,564)
Net increase (decrease) in net assets resulting from capital share transactions	(24,986,818)	(22,785,991)
Net increase (decrease) in net assets	(20,693,683)	(11,979,237)
Net assets:
Beginning of year	184,460,371	196,439,608
End of year	$163,766,688	$184,460,371
Capital share transactions - shares:
Shares issued:
Initial Class	32,908	35,435
Service Class	140,719	335,684
	173,627	371,119
Shares reinvested:
Initial Class	33,529	13,977
Service Class	615,428	239,819
	648,957	253,796
Shares redeemed:
Initial Class	(87,909)	(124,107)
Service Class	(3,308,915)	(2,985,674)
	(3,396,824)	(3,109,781)
Net increase (decrease) in shares outstanding:
Initial Class	(21,472)	(74,695)
Service Class	(2,552,768)	(2,410,171)
	(2,574,240)	(2,484,866)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.63	$9.09	$11.84	$12.47	$12.32
Investment operations:
Net investment income (loss)(A)	0.32	0.33	0.17	0.13	0.20
Net realized and unrealized gain (loss)	0.30	0.35	(2.17)	0.41	1.01
Total investment operations	0.62	0.68	(2.00)	0.54	1.21
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.14)	(0.14)	(0.16)	(0.21)
Net realized gains	—	—	(0.61)	(1.01)	(0.85)
Total dividends and/or distributions to shareholders	(0.39)	(0.14)	(0.75)	(1.17)	(1.06)
Net asset value, end of year	$9.86	$9.63	$9.09	$11.84	$12.47
Total return	6.42%	7.57%	(17.12)%	4.43%	10.22%
Ratio and supplemental data:
Net assets end of year (000’s)	$8,573	$8,580	$8,782	$11,199	$11,569
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.72%	0.90%(C)	0.87%(C)	0.87%(C)	0.87%(C)
Including waiver and/or reimbursement and recapture	0.69%(D)	0.90%(C)	0.87%(C)	0.87%(C)	0.87%(C)
Net investment income (loss) to average net assets	3.27%	3.58%	1.69%	1.03%	1.61%
Portfolio turnover rate	162%	28%(E)	34%(E)	60%(E)	65%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Includes interest fee on sale-buyback transactions.
(D)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(E)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.50	$8.97	$11.68	$12.31	$12.18
Investment operations:
Net investment income (loss)(A)	0.29	0.31	0.14	0.09	0.17
Net realized and unrealized gain (loss)	0.30	0.33	(2.13)	0.42	0.99
Total investment operations	0.59	0.64	(1.99)	0.51	1.16
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.11)	(0.11)	(0.13)	(0.18)
Net realized gains	—	—	(0.61)	(1.01)	(0.85)
Total dividends and/or distributions to shareholders	(0.36)	(0.11)	(0.72)	(1.14)	(1.03)
Net asset value, end of year	$9.73	$9.50	$8.97	$11.68	$12.31
Total return	6.22%	7.24%	(17.29)%	4.21%	9.89%
Ratio and supplemental data:
Net assets end of year (000’s)	$155,194	$175,880	$187,658	$261,941	$306,221
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.97%	1.15%(C)	1.12%(C)	1.12%(C)	1.12%(C)
Including waiver and/or reimbursement and recapture	0.94%(D)	1.15%(C)	1.12%(C)	1.12%(C)	1.12%(C)
Net investment income (loss) to average net assets	3.01%	3.33%	1.42%	0.78%	1.36%
Portfolio turnover rate	162%	28%(E)	34%(E)	60%(E)	65%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Includes interest fee on sale-buyback transactions.
(D)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(E)	Excludes sale-buyback transactions.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Tactical - Conservative VP (formerly, Transamerica PIMCO Tactical - Conservative VP) (the "Portfolio") is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$5,972,642	$—	$—	$—	$5,972,642
Total Borrowings	$5,972,642	$—	$—	$—	$5,972,642
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Option contracts: The Portfolio is subject to equity risk, credit risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.
Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.
Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.
Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.
Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Credit default swaptions: The Portfolio may purchase or write credit default swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. Purchasing or writing credit default swaptions gives the Portfolio the right, but not the obligation to buy or sell credit protection on a specific reference with a specific maturity.
Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.
Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.
Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.
Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.
For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.
Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).
Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio's maximum risk of
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.
The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.
Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(585,058)	$—	$—	$(585,058)
Written options and swaptions	42,457	—	—	—	—	42,457
Swap agreements	1,933,247	—	—	19,729	—	1,952,976
Futures contracts	447,237	—	4,360,157	—	—	4,807,394
Forward foreign currency contracts	—	96,555	—	—	—	96,555
Total	$2,422,941	$96,555	$3,775,099	$19,729	$—	$6,314,324
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$63,195	$—	$—	$63,195
Written options and swaptions	3,484	—	—	—	—	3,484
Swap agreements	(1,390,657)	—	—	(14,791)	—	(1,405,448)
Futures contracts	964,228	—	(2,299,955)	—	—	(1,335,727)
Forward foreign currency contracts	—	2,540	—	—	—	2,540
Total	$(422,945)	$2,540	$(2,236,760)	$(14,791)	$—	$(2,671,956)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Options:
Average value of option contracts purchased	$237,383
Average value of option contracts written	(988)
Average notional value of swaption contracts written	(930,769)
Credit default swaps:
Average notional value — sell protection	276,923
Interest rate swaps:
Average notional value — pays fixed rate	3,949,840
Average notional value — receives fixed rate	2,909,233
Futures contracts:
Average notional value of contracts — long	29,530,737
Average notional value of contracts — short	(10,354,730)
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	1,438,346
Average contract amounts sold — in USD	2,861,607
The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Underlying exchange-traded funds risk: To the extent the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective May 1, 2024
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
Prior to May 1, 2024
First $750 million	0.7900
Over $750 million to $1.5 billion	0.7800
Over $1.5 billion	0.7500
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Initial Class	0.63%	May 1, 2025
Service Class	0.88	May 1, 2025
Prior to May 1, 2024
Initial Class	0.92
Service Class	1.17
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$209,705,886	$68,605,876	$122,607,651	$130,476,272
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. There were no items in the current year with different treatment. Therefore, distributions determined in accordance with tax regulations will not differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$163,852,020	$6,756,508	$(523,359)	$6,233,149
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$11,626,089	$27,440,060
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$6,311,885	$—	$—	$—	$2,323,911	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$5,184,303	$—	$—	$(39,066,149)	$—	$—	$6,233,140
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Tactical – Conservative VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Tactical – Conservative VP (formerly, Transamerica PIMCO Tactical – Conservative VP)(the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Conservative VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Tactical - Growth VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Tactical - Growth VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 21.5%
iShares Core MSCI EAFE ETF	215,153	$ 15,120,953
iShares Core MSCI Emerging Markets ETF	135,180	7,059,099
iShares MSCI Canada ETF (A)	99,710	4,018,313
iShares MSCI EAFE ETF (A)	215,158	16,268,096
iShares MSCI Emerging Markets ETF	170,941	7,148,753
iShares MSCI Japan ETF (A)	35,810	2,402,851
		52,018,065
U.S. Equity Funds - 51.2%
iShares Core S&P 500 ETF	113,413	66,763,965
iShares Core S&P Total U.S. Stock Market ETF	445,942	57,357,060
		124,121,025
U.S. Fixed Income Funds - 26.8%
iShares 20+ Year Treasury Bond ETF	17,131	1,496,050
iShares Broad USD High Yield Corporate Bond ETF (A)	68,841	2,532,660
iShares Broad USD Investment Grade Corporate Bond ETF (A)	291,153	14,639,173
iShares Core U.S. Aggregate Bond ETF	4,252	412,019
iShares Short Treasury Bond ETF (A)	416,199	45,827,672
		64,907,574
Total Exchange-Traded Funds (Cost $223,986,015)		241,046,664
	Shares	Value
OTHER INVESTMENT COMPANY - 9.1%
Securities Lending Collateral - 9.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	21,974,440	$ 21,974,440
Total Other Investment Company (Cost $21,974,440)		21,974,440

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 1.80% (B), dated 12/31/2024, to be repurchased at $1,413,011 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.13%, due 10/31/2026, and with a value of $1,441,131.	$ 1,412,870	1,412,870
Total Repurchase Agreement (Cost $1,412,870)		1,412,870
Total Investments (Cost $247,373,325)		264,433,974
Net Other Assets (Liabilities) - (9.2)%		(22,212,965)
Net Assets - 100.0%		$ 242,221,009
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$241,046,664	$—	$—	$241,046,664
Other Investment Company	21,974,440	—	—	21,974,440
Repurchase Agreement	—	1,412,870	—	1,412,870
Total Investments	$263,021,104	$1,412,870	$—	$264,433,974
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $24,011,642, collateralized by cash collateral of $21,974,440 and non-cash collateral, such as U.S. government securities of $2,572,738. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $245,960,455) (including securities loaned of $24,011,642)	$263,021,104
Repurchase agreement, at value (cost $1,412,870)	1,412,870
Foreign currency, at value (cost $58)	54
Receivables and other assets:
Net income from securities lending	3,320
Shares of beneficial interest sold	49,795
Interest	2,263
Total assets	264,489,406
Liabilities:
Cash collateral received upon return of:
Securities on loan	21,974,440
Payables and other liabilities:
Investments purchased	2,192
Shares of beneficial interest redeemed	21,398
Investment management fees	97,604
Distribution and service fees	51,653
Transfer agent costs	252
Trustee and CCO fees	70
Audit and tax fees	42,362
Custody fees	58,608
Legal fees	3,142
Printing and shareholder reports fees	9,889
Other accrued expenses	6,787
Total liabilities	22,268,397
Net assets	$242,221,009
Net assets consist of:
Capital stock ($0.01 par value)	$233,840
Additional paid-in capital	254,869,518
Total distributable earnings (accumulated losses)	(12,882,349)
Net assets	$242,221,009
Net assets by class:
Initial Class	$12,152,101
Service Class	230,068,908
Shares outstanding:
Initial Class	1,135,097
Service Class	22,248,865
Net asset value and offering price per share:
Initial Class	$10.71
Service Class	10.34
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$5,050,524
Interest income from unaffiliated investments	4,297,300
Net income from securities lending	28,192
Total investment income	9,376,016
Expenses:
Investment management fees	1,537,665
Distribution and service fees:
Service Class	604,116
Transfer agent costs	2,839
Trustee and CCO fees	12,161
Audit and tax fees	44,187
Custody fees	99,582
Legal fees	36,325
Printing and shareholder reports fees	40,959
Other	26,713
Total expenses before waiver and/or reimbursement and recapture	2,404,547
Expenses waived and/or reimbursed:
Initial Class	(4,096)
Service Class	(82,191)
Net expenses	2,318,260
Net investment income (loss)	7,057,756
Net realized gain (loss) on:
Unaffiliated investments	(11,070,855)
Written options and swaptions	24,864
Swap agreements	1,038,710
Futures contracts	13,397,691
Forward foreign currency contracts	90,043
Foreign currency transactions	(24,874)
TBA commitments	79,990
Net realized gain (loss)	3,535,569
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	25,245,717
Written options and swaptions	(389)
Swap agreements	(725,073)
Futures contracts	(6,916,357)
Forward foreign currency contracts	780
Translation of assets and liabilities denominated in foreign currencies	2,110
TBA commitments	37,893
Net change in unrealized appreciation (depreciation)	17,644,681
Net realized and change in unrealized gain (loss)	21,180,250
Net increase (decrease) in net assets resulting from operations	$28,238,006
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$7,057,756	$8,973,407
Net realized gain (loss)	3,535,569	8,274,362
Net change in unrealized appreciation (depreciation)	17,644,681	16,193,462
Net increase (decrease) in net assets resulting from operations	28,238,006	33,441,231
Dividends and/or distributions to shareholders:
Initial Class	(439,030)	(132,333)
Service Class	(8,612,520)	(2,148,655)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(9,051,550)	(2,280,988)
Capital share transactions:
Proceeds from shares sold:
Initial Class	520,531	411,246
Service Class	5,494,633	3,607,746
	6,015,164	4,018,992
Dividends and/or distributions reinvested:
Initial Class	439,030	132,333
Service Class	8,612,520	2,148,655
	9,051,550	2,280,988
Cost of shares redeemed:
Initial Class	(1,603,194)	(1,359,545)
Service Class	(48,337,768)	(38,754,388)
	(49,940,962)	(40,113,933)
Net increase (decrease) in net assets resulting from capital share transactions	(34,874,248)	(33,813,953)
Net increase (decrease) in net assets	(15,687,792)	(2,653,710)
Net assets:
Beginning of year	257,908,801	260,562,511
End of year	$242,221,009	$257,908,801
Capital share transactions - shares:
Shares issued:
Initial Class	49,329	44,407
Service Class	538,993	399,284
	588,322	443,691
Shares reinvested:
Initial Class	41,693	14,048
Service Class	846,024	235,857
	887,717	249,905
Shares redeemed:
Initial Class	(154,516)	(146,169)
Service Class	(4,762,459)	(4,336,503)
	(4,916,975)	(4,482,672)
Net increase (decrease) in shares outstanding:
Initial Class	(63,494)	(87,714)
Service Class	(3,377,442)	(3,701,362)
	(3,440,936)	(3,789,076)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.93	$8.79	$12.30	$12.11	$12.60
Investment operations:
Net investment income (loss)(A)	0.32	0.35	0.11	(0.00)(B)	0.12
Net realized and unrealized gain (loss)	0.86	0.90	(2.23)	1.14	0.95
Total investment operations	1.18	1.25	(2.12)	1.14	1.07
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.11)	—	—	(0.52)
Net realized gains	—	—	(1.39)	(0.95)	(1.04)
Total dividends and/or distributions to shareholders	(0.40)	(0.11)	(1.39)	(0.95)	(1.56)
Net asset value, end of year	$10.71	$9.93	$8.79	$12.30	$12.11
Total return	11.95%	14.25%	(17.80)%	9.51%	9.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$12,152	$11,898	$11,305	$13,976	$13,221
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.71%	0.92%	0.88%	0.88%	0.89%
Including waiver and/or reimbursement and recapture	0.67%(D)	0.92%	0.88%	0.88%	0.89%
Net investment income (loss) to average net assets	3.03%	3.73%	1.11%	(0.00)%(E)	0.98%
Portfolio turnover rate	125%	25%(F)	32%	38%(F)	71%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.60	$8.50	$11.98	$11.85	$12.35
Investment operations:
Net investment income (loss)(A)	0.28	0.31	0.08	(0.03)	0.09
Net realized and unrealized gain (loss)	0.83	0.87	(2.17)	1.11	0.94
Total investment operations	1.11	1.18	(2.09)	1.08	1.03
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.08)	—	—	(0.49)
Net realized gains	—	—	(1.39)	(0.95)	(1.04)
Total dividends and/or distributions to shareholders	(0.37)	(0.08)	(1.39)	(0.95)	(1.53)
Net asset value, end of year	$10.34	$9.60	$8.50	$11.98	$11.85
Total return	11.66%	13.94%	(18.03)%	9.21%	9.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$230,069	$246,011	$249,258	$356,629	$381,949
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.96%	1.17%	1.13%	1.13%	1.14%
Including waiver and/or reimbursement and recapture	0.93%(C)	1.17%	1.13%	1.13%	1.14%
Net investment income (loss) to average net assets	2.77%	3.47%	0.82%	(0.25)%	0.73%
Portfolio turnover rate	125%	25%(D)	32%	38%(D)	71%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(D)	Excludes sale-buyback transactions.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Tactical - Growth VP (formerly, Transamerica PIMCO Tactical - Growth VP) (the "Portfolio") is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$21,974,440	$—	$—	$—	$21,974,440
Total Borrowings	$21,974,440	$—	$—	$—	$21,974,440
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Option contracts: The Portfolio is subject to equity risk, credit risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.
Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.
Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.
Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.
Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.
Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.
Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.
Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.
For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.
Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).
Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.
Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(1,874,571)	$—	$—	$(1,874,571)
Written options and swaptions	24,864	—	—	—	—	24,864
Swap agreements	968,458	—	—	70,252	—	1,038,710
Futures contracts	336,594	—	13,061,097	—	—	13,397,691
Forward foreign currency contracts	—	90,043	—	—	—	90,043
Total	$1,329,916	$90,043	$11,186,526	$70,252	$—	$12,676,737
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$216,255	$—	$—	$216,255
Written options and swaptions	(389)	—	—	—	—	(389)
Swap agreements	(682,441)	—	—	(42,632)	—	(725,073)
Futures contracts	514,808	—	(7,431,165)	—	—	(6,916,357)
Forward foreign currency contracts	—	780	—	—	—	780
Total	$(168,022)	$780	$(7,214,910)	$(42,632)	$—	$(7,424,784)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Options:
Average value of option contracts purchased	$655,935
Average value of option contracts written	(623)
Average notional value of swaption contracts written	(501,213)
Credit default swaps:
Average notional value — sell protection	1,476,923
Interest rate swaps:
Average notional value — pays fixed rate	2,443,367
Average notional value — receives fixed rate	1,632,423
Futures contracts:
Average notional value of contracts — long	66,336,346
Average notional value of contracts — short	(7,051,864)
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	1,028,901
Average contract amounts sold — in USD	1,997,471
The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying exchange-traded funds risk: To the extent the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective May 1, 2024
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
Prior to May 1, 2024
First $250 million	0.8200
Over $250 million up to $750 million	0.8100
Over $750 million up to $1.5 billion	0.7900
Over $1.5 billion	0.7600
TAM has contractually agreed, through May 1, 2025, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Initial Class	0.63%	May 1, 2025
Service Class	0.88	May 1, 2025
Prior to May 1, 2024
Initial Class	0.94
Service Class	1.19
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$304,232,637	$68,257,468	$127,962,956	$106,565,177
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$247,386,094	$18,237,822	$(1,189,942)	$17,047,880
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$11,420,752	$25,446,377
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$9,051,550	$—	$—	$—	$2,280,988	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$6,936,904	$—	$—	$(36,867,129)	$—	$—	$17,047,876
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Tactical – Growth VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Tactical – Growth VP (formerly, Transamerica PIMCO Tactical – Growth VP) (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock iShares Tactical - Growth VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock Real Estate Securities VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 97.2%
Australia - 4.9%
DigiCo Infrastructure, REIT (A)	531,319	$ 1,463,427
Goodman Group, REIT	243,841	5,378,982
Lendlease Corp. Ltd.	544,688	2,100,349
National Storage, REIT (B)	1,408,732	2,040,327
NEXTDC Ltd. (A)	243,196	2,268,430
Region RE Ltd., REIT	690,727	884,978
Stockland, REIT	834,846	2,480,295
		16,616,788
Belgium - 0.8%
VGP NV (B)	36,078	2,668,317
France - 1.4%
Unibail-Rodamco-Westfield, REIT (A)	62,712	4,723,906
Germany - 2.4%
Vonovia SE	264,121	8,040,596
Hong Kong - 5.3%
CK Asset Holdings Ltd.	760,500	3,123,605
Hang Lung Group Ltd.	154,000	207,405
Hang Lung Properties Ltd.	331,000	265,511
Henderson Land Development Co. Ltd.	247,000	750,542
Link, REIT	1,438,019	6,082,278
Sun Hung Kai Properties Ltd.	534,000	5,132,599
Wharf Holdings Ltd.	179,000	503,583
Wharf Real Estate Investment Co. Ltd.	822,000	2,101,925
		18,167,448
Japan - 10.6%
Daito Trust Construction Co. Ltd.	12,400	1,386,252
Daiwa House Industry Co. Ltd.	117,500	3,607,386
Invincible Investment Corp., REIT (B)	6,325	2,650,701
Japan Airport Terminal Co. Ltd.	54,200	1,708,865
Japan Hotel Investment Corp., REIT (B)	7,768	3,471,821
Katitas Co. Ltd.	130,900	1,876,376
KDX Realty Investment Corp., REIT	2,606	2,473,974
Mitsubishi Estate Co. Ltd.	699,600	9,711,668
Mitsui Fudosan Logistics Park, Inc., REIT	5,140	3,313,333
ORIX J-REIT, Inc.	2,539	2,647,896
Tokyu Fudosan Holdings Corp.	518,300	3,163,404
		36,011,676
Singapore - 1.8%
CapitaLand Investment Ltd. (B)	1,237,000	2,373,185
Keppel DC, REIT	2,268,600	3,621,388
		5,994,573
Spain - 1.3%
Merlin Properties Socimi SA, REIT	424,015	4,462,433
Sweden - 1.4%
Castellum AB (A)	199,014	2,173,472
Sagax AB, Class B (B)	124,933	2,563,898
		4,737,370
Switzerland - 1.1%
Swiss Prime Site AG	35,590	3,879,118
	Shares	Value
COMMON STOCKS (continued)
United Kingdom - 3.5%
Land Securities Group PLC, REIT	377,076	$ 2,756,838
Tritax Big Box PLC, REIT	3,388,807	5,629,727
UNITE Group PLC, REIT	341,880	3,451,816
		11,838,381
United States - 62.7%
Agree Realty Corp., REIT	103,626	7,300,452
Alexandria Real Estate Equities, Inc., REIT	8,900	868,195
American Homes 4 Rent, Class A, REIT	138,250	5,173,315
AvalonBay Communities, Inc., REIT	60,276	13,258,912
BXP, Inc., REIT	79,075	5,880,017
Cousins Properties, Inc., REIT	86,662	2,655,324
CubeSmart, REIT	150,199	6,436,027
Digital Realty Trust, Inc., REIT	20,027	3,551,388
EastGroup Properties, Inc., REIT	33,810	5,426,167
EPR Properties, REIT	130,119	5,761,669
Equinix, Inc., REIT	27,874	26,282,116
Equity LifeStyle Properties, Inc., REIT	65,620	4,370,292
Essential Properties Realty Trust, Inc., REIT	82,537	2,581,757
Extra Space Storage, Inc., REIT	55,224	8,261,510
Federal Realty Investment Trust, REIT	65,856	7,372,579
Healthpeak Properties, Inc., REIT	224,016	4,540,804
Lamar Advertising Co., Class A, REIT	23,350	2,842,629
Lineage, Inc., REIT	58,224	3,410,180
Macerich Co., REIT	65,943	1,313,585
Mid-America Apartment Communities, Inc., REIT	70,765	10,938,146
Omega Healthcare Investors, Inc., REIT	136,874	5,180,681
Outfront Media, Inc., REIT	77,404	1,373,147
Prologis, Inc., REIT	192,706	20,369,024
Regency Centers Corp., REIT	102,578	7,583,592
Ryman Hospitality Properties, Inc., REIT	60,924	6,356,810
SBA Communications Corp., REIT	9,166	1,868,031
Simon Property Group, Inc., REIT	67,181	11,569,240
Sunstone Hotel Investors, Inc., REIT	125,337	1,483,990
Ventas, Inc., REIT	144,862	8,530,923
VICI Properties, Inc., REIT	369,012	10,778,840
Welltower, Inc., REIT	77,525	9,770,476
		213,089,818
Total Common Stocks (Cost $337,639,836)		330,230,424
OTHER INVESTMENT COMPANY - 1.6%
Securities Lending Collateral - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (C)	5,303,128	5,303,128
Total Other Investment Company (Cost $5,303,128)		5,303,128
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024

Principal	Value
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp.,
1.80% (C), dated 12/31/2024, to be
repurchased at $5,479,316 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 1.13%, due 10/31/2026, and
with a value of $5,588,385.
$ 5,478,768	$ 5,478,768
Total Repurchase Agreement (Cost $5,478,768)	5,478,768
Total Investments (Cost $348,421,732)	341,012,320
Net Other Assets (Liabilities) - (0.4)%	(1,451,360)
Net Assets - 100.0%	$ 339,560,960
OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements
Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a percentage of Net Assets	Value	Net Unrealized Appreciation (Depreciation)
Contracts for Difference (“CFD”) Equity Securities Long(D)	GSI	Pay	12/19/2024	USD	6,269,937	1.9%	$6,082,148	$(187,789)
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/15/2025	ILS	12,141,000	USD	3,232,647	$108,058	$—
BNP	01/15/2025	JPY	19,774,000	USD	131,760	—	(5,858)
BOA	01/15/2025	USD	11,382	AUD	18,000	240	—
BOA	01/15/2025	USD	189,001	EUR	180,000	2,434	—
BOA	01/15/2025	USD	2,590	GBP	2,000	87	—
BOA	01/15/2025	AUD	18,000	USD	11,227	—	(85)
BOA	01/15/2025	DKK	19,991,000	USD	2,917,652	—	(138,647)
BOA	01/15/2025	GBP	57,000	USD	72,032	—	(683)
BOA	01/15/2025	HKD	1,146,000	USD	147,654	—	(86)
BOA	01/15/2025	JPY	16,721,000	USD	109,033	—	(2,570)
BOA	01/15/2025	SGD	9,962,000	USD	7,644,923	—	(345,455)
CITI	01/15/2025	USD	315,185	AUD	486,000	14,371	—
CITI	01/15/2025	CAD	440,000	USD	320,339	—	(14,069)
CITI	01/15/2025	JPY	24,046,000	USD	160,975	—	(7,873)
CITI	01/15/2025	SGD	243,000	USD	184,595	—	(6,541)
GSI	01/15/2025	USD	1,782,532	AUD	2,691,000	116,911	—
GSI	01/15/2025	JPY	30,989,000	USD	204,958	—	(7,649)
GSI	01/15/2025	KRW	691,884,000	USD	514,527	—	(44,332)
HSBC	01/15/2025	USD	2,504,103	AUD	3,955,000	56,116	—
HSBC	01/15/2025	USD	221,433	CHF	190,000	11,715	—
HSBC	01/15/2025	USD	367,236	DKK	2,627,000	2,050	—
HSBC	01/15/2025	USD	802,840	EUR	755,000	20,295	—
HSBC	01/15/2025	USD	151,920	GBP	119,000	2,963	—
HSBC	01/15/2025	USD	12,359,398	HKD	95,903,000	10,200	—
HSBC	01/15/2025	USD	701,624	HKD	5,457,000	—	(1,062)
HSBC	01/15/2025	USD	242,894	SEK	2,639,000	4,177	—
HSBC	01/15/2025	AUD	21,000	USD	13,975	—	(978)
HSBC	01/15/2025	CAD	3,689,000	USD	2,686,759	—	(118,961)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC	01/15/2025	CHF	502,000	USD	591,523	$—	$(37,429)
HSBC	01/15/2025	HKD	4,637,000	USD	597,395	—	(299)
HSBC	01/15/2025	HKD	14,939,000	USD	1,920,741	2,919	—
HSBC	01/15/2025	ILS	1,500,000	USD	405,469	7,270	—
HSBC	01/15/2025	JPY	263,355,000	USD	1,729,424	—	(52,629)
HSBC	01/15/2025	SEK	20,609,000	USD	1,989,886	—	(125,657)
JPM	01/15/2025	USD	61,875	AUD	95,000	3,074	—
JPM	01/15/2025	USD	315,267	CHF	270,000	17,248	—
JPM	01/15/2025	USD	5,584,831	DKK	37,950,000	309,298	—
JPM	01/15/2025	USD	3,270,730	EUR	2,986,000	175,792	—
JPM	01/15/2025	USD	69,398	SEK	755,000	1,103	—
JPM	01/15/2025	AUD	474,000	USD	308,665	—	(15,278)
JPM	01/15/2025	CAD	479,000	USD	348,546	—	(15,129)
JPM	01/15/2025	DKK	20,578,000	USD	3,025,223	—	(164,618)
JPM	01/15/2025	GBP	33,000	USD	42,788	—	(1,480)
JPM	01/15/2025	JPY	24,001,000	USD	155,575	—	(2,759)
JPM	01/15/2025	NOK	1,739,000	USD	161,786	—	(9,025)
JPM	01/15/2025	NZD	407,000	USD	247,553	—	(19,817)
SSB	01/15/2025	USD	1,068,337	AUD	1,593,000	82,334	—
SSB	01/15/2025	USD	314,390	CAD	439,000	8,816	—
SSB	01/15/2025	USD	6,356	DKK	45,000	101	—
SSB	01/15/2025	USD	736,212	GBP	574,000	17,716	—
SSB	01/15/2025	USD	2,878,674	JPY	426,727,897	161,674	—
SSB	01/15/2025	USD	239,292	SEK	2,584,000	5,551	—
SSB	01/15/2025	USD	3,543,352	SGD	4,767,000	50,423	—
SSB	01/15/2025	AUD	26,000	USD	16,856	—	(763)
SSB	01/15/2025	CAD	1,175,000	USD	853,860	—	(35,979)
SSB	01/15/2025	EUR	593,000	USD	645,921	—	(31,286)
SSB	01/15/2025	GBP	320,000	USD	406,232	—	(5,678)
SSB	01/15/2025	HKD	2,613,000	USD	336,694	—	(224)
SSB	01/15/2025	JPY	110,394,000	USD	719,389	—	(16,504)
UBS	01/15/2025	USD	1,450,145	AUD	2,221,000	75,435	—
UBS	01/15/2025	USD	12,760	DKK	87,000	666	—
UBS	01/15/2025	USD	54,839	EUR	52,000	940	—
UBS	01/15/2025	USD	797,734	GBP	615,000	27,917	—
UBS	01/15/2025	USD	870,876	JPY	133,970,000	17,882	—
UBS	01/15/2025	USD	1,057,498	SGD	1,424,000	14,088	—
UBS	01/15/2025	AUD	8,836,000	USD	5,946,186	—	(477,056)
UBS	01/15/2025	EUR	982,000	USD	1,068,748	—	(50,922)
UBS	01/15/2025	GBP	1,347,000	USD	1,738,893	—	(52,807)
UBS	01/15/2025	HKD	19,516,000	USD	2,514,143	—	(1,114)
UBS	01/15/2025	JPY	138,599,000	USD	907,922	—	(25,456)
UBS	01/15/2025	SGD	2,000	USD	1,492	—	(27)
Total						$1,329,864	$(1,836,785)
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Specialized REITs	21.8%	$74,280,499
Real Estate Management & Development	16.3	55,629,191
Retail REITs	13.7	46,830,610
Industrial REITs	12.7	43,527,413
Residential REITs	10.9	37,192,481
Health Care REITs	8.5	28,891,079
Diversified REITs	4.3	14,755,297
Hotel & Resort REITs	4.1	13,963,322
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Office REITs	3.3%	$11,183,237
IT Services	0.7	2,268,430
Transportation Infrastructure	0.5	1,708,865
Investments	96.8	330,230,424
Short-Term Investments	3.2	10,781,896
Total Investments	100.0%	$ 341,012,320
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$213,089,818	$117,140,606	$—	$330,230,424
Other Investment Company	5,303,128	—	—	5,303,128
Repurchase Agreement	—	5,478,768	—	5,478,768
Total Investments	$218,392,946	$122,619,374	$—	$341,012,320
Other Financial Instruments
Forward Foreign Currency Contracts (F)	$—	$1,329,864	$—	$1,329,864
Total Other Financial Instruments	$—	$1,329,864	$—	$1,329,864
LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (F)	$—	$(1,836,785)	$—	$(1,836,785)
Over-the-Counter Total Return Swap Agreements - (CFD) (F)	—	(187,789)	—	(187,789)
Total Other Financial Instruments	$—	$(2,024,574)	$—	$(2,024,574)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $7,898,620, collateralized by cash collateral of $5,303,128 and non-cash collateral, such as U.S. government securities of $3,049,289. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2024.
(D)
The Portfolio receives or pays the total return on a portfolio of long positions underlying the total return swap. In addition, the Portfolio pays or receives a variable rate of interest, based on a specific benchmark, with a spread of 20-30 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest is the
AUD-OIS-RBA and Federal Funds Rate.
The significant reference entities underlying the corresponding total return swap as of December 31, 2024, is as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Australia
National Storage, REIT	1,418,737	$2,054,818	33.78%
Region RE Ltd., REIT	782,471	1,002,523	16.48
		3,057,341
United States
Essential Properties Realty Trust, Inc., REIT	96,701	3,024,807	49.73
Total Common Stocks - Long		$6,082,148

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(E)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(F)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Denmark Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israel New Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
COUNTERPARTY ABBREVIATION(S):
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.
UBS	UBS AG
PORTFOLIO ABBREVIATION(S):
J-REIT	Japan-Real Estate Investment Trust
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $342,942,964) (including securities loaned of $7,898,620)	$335,533,552
Repurchase agreement, at value (cost $5,478,768)	5,478,768
Cash	158,844
Foreign currency, at value (cost $3,177,736)	3,098,256
Receivables and other assets:
Net income from securities lending	2,836
Shares of beneficial interest sold	75,866
Dividends	1,413,099
Interest	328
Tax reclaims	176,175
Unrealized appreciation on forward foreign currency contracts	1,329,864
Total assets	347,267,588
Liabilities:
Cash collateral received upon return of:
Securities on loan	5,303,128
Payables and other liabilities:
Dividends, interest and fees for borrowings from CFD	10,976
Shares of beneficial interest redeemed	30,257
Investment management fees	232,903
Distribution and service fees	15,089
Transfer agent costs	363
Trustee and CCO fees	102
Audit and tax fees	22,955
Custody fees	35,899
Legal fees	2,475
Printing and shareholder reports fees	17,186
Professional fees	632
Other accrued expenses	10,089
Unrealized depreciation on OTC swap agreements - CFD	187,789
Unrealized depreciation on forward foreign currency contracts	1,836,785
Total liabilities	7,706,628
Net assets	$339,560,960
Net assets consist of:
Capital stock ($0.01 par value)	$347,235
Additional paid-in capital	609,466,065
Total distributable earnings (accumulated losses)	(270,252,340)
Net assets	$339,560,960
Net assets by class:
Initial Class	$272,300,023
Service Class	67,260,937
Shares outstanding:
Initial Class	28,243,312
Service Class	6,480,160
Net asset value and offering price per share:
Initial Class	$9.64
Service Class	10.38
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$8,174,344
Interest income	119,997
Net income from securities lending	24,117
Withholding taxes on foreign income	(253,770)
Total investment income	8,064,688
Expenses:
Investment management fees	1,798,387
Distribution and service fees:
Service Class	176,087
Transfer agent costs	2,722
Trustee and CCO fees	11,609
Audit and tax fees	24,254
Custody fees	59,280
Legal fees	17,369
Printing and shareholder reports fees	64,430
Other	40,235
Total expenses before waiver and/or reimbursement and recapture	2,194,373
Expenses waived and/or reimbursed:
Initial Class	(13,754)
Service Class	(9,323)
Recapture of previously waived and/or reimbursed fees:
Initial Class	13,754
Service Class	9,323
Net expenses	2,194,373
Net investment income (loss)	5,870,315
Net realized gain (loss) on:
Investments	4,315,301
Swap agreements	(14,871)
Forward foreign currency contracts	(248,889)
Foreign currency transactions	(140,572)
Net realized gain (loss)	3,910,969
Net change in unrealized appreciation (depreciation) on:
Investments	(15,660,882)
Swap agreements	(187,789)
Forward foreign currency contracts	(907,915)
Translation of assets and liabilities denominated in foreign currencies	(93,373)
Net change in unrealized appreciation (depreciation)	(16,849,959)
Net realized and change in unrealized gain (loss)	(12,938,990)
Net increase (decrease) in net assets resulting from operations	$(7,068,675)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$5,870,315	$7,100,250
Net realized gain (loss)	3,910,969	(75,201,236)
Net change in unrealized appreciation (depreciation)	(16,849,959)	89,849,260
Net increase (decrease) in net assets resulting from operations	(7,068,675)	21,748,274
Dividends and/or distributions to shareholders:
Initial Class	(5,971,079)	(10,636,279)
Service Class	(1,239,529)	(3,641,407)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(7,210,608)	(14,277,686)
Capital share transactions:
Proceeds from shares sold:
Initial Class	186,683,680	1,188,832
Service Class	3,656,873	2,463,258
	190,340,553	3,652,090
Dividends and/or distributions reinvested:
Initial Class	5,971,079	10,636,279
Service Class	1,239,529	3,641,407
	7,210,608	14,277,686
Cost of shares redeemed:
Initial Class	(7,322,671)	(228,764,240)
Service Class	(10,501,639)	(8,108,168)
	(17,824,310)	(236,872,408)
Net increase (decrease) in net assets resulting from capital share transactions	179,726,851	(218,942,632)
Net increase (decrease) in net assets	165,447,568	(211,472,044)
Net assets:
Beginning of year	174,113,392	385,585,436
End of year	$339,560,960	$174,113,392
Capital share transactions - shares:
Shares issued:
Initial Class	18,042,061	130,827
Service Class	348,138	253,220
	18,390,199	384,047
Shares reinvested:
Initial Class	583,683	1,196,432
Service Class	112,480	380,900
	696,163	1,577,332
Shares redeemed:
Initial Class	(751,803)	(25,546,390)
Service Class	(992,949)	(824,634)
	(1,744,752)	(26,371,024)
Net increase (decrease) in shares outstanding:
Initial Class	17,873,941	(24,219,131)
Service Class	(532,331)	(190,514)
	17,341,610	(24,409,645)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$9.72	$9.12	$13.17	$10.69	$13.40
Investment operations:
Net investment income (loss)(A)	0.26	0.24	0.24	0.36	0.23
Net realized and unrealized gain (loss)	(0.13)	0.92	(3.91)	2.43	(0.53)
Total investment operations	0.13	1.16	(3.67)	2.79	(0.30)
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.56)	(0.38)	(0.31)	(1.51)
Net realized gains	—	—	—	—	(0.90)
Total dividends and/or distributions to shareholders	(0.21)	(0.56)	(0.38)	(0.31)	(2.41)
Net asset value, end of year	$9.64	$9.72	$9.12	$13.17	$10.69
Total return	1.25%	13.33%	(28.19)%	26.22%	(0.31)%
Ratio and supplemental data:
Net assets end of year (000’s)	$272,300	$100,807	$315,322	$965,695	$343,554
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.90%	0.78%	0.79%	0.82%
Including waiver and/or reimbursement and recapture	0.86%(B)	0.90%	0.78%	0.79%	0.82%
Net investment income (loss) to average net assets	2.64%	2.55%	2.14%	2.88%	2.03%
Portfolio turnover rate	61%	60%	62%	62%	107%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.45	$9.75	$14.04	$11.39	$14.09
Investment operations:
Net investment income (loss)(A)	0.23	0.19	0.21	0.28	0.21
Net realized and unrealized gain (loss)	(0.11)	1.04	(4.16)	2.65	(0.53)
Total investment operations	0.12	1.23	(3.95)	2.93	(0.32)
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.53)	(0.34)	(0.28)	(1.48)
Net realized gains	—	—	—	—	(0.90)
Total dividends and/or distributions to shareholders	(0.19)	(0.53)	(0.34)	(0.28)	(2.38)
Net asset value, end of year	$10.38	$10.45	$9.75	$14.04	$11.39
Total return	1.03%	13.15%	(28.38)%	25.85%	(0.51)%
Ratio and supplemental data:
Net assets end of year (000’s)	$67,261	$73,306	$70,263	$106,586	$91,150
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11%	1.15%	1.03%	1.04%	1.06%
Including waiver and/or reimbursement and recapture	1.11%(B)	1.15%	1.03%	1.04%	1.06%
Net investment income (loss) to average net assets	2.18%	1.98%	1.83%	2.16%	1.82%
Portfolio turnover rate	61%	60%	62%	62%	107%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Real Estate Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$5,303,128	$—	$—	$—	$5,303,128
Total Borrowings	$5,303,128	$—	$—	$—	$5,303,128
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.
For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.
Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio's investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.
Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2024, if any, are listed within the Schedule of Investments.
Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
Open forward foreign currency contracts at December 31, 2024 are listed within the Schedule of Investments.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts: Unrealized appreciation on forward foreign currency contracts	$—	$1,329,864	$—	$—	$—	$1,329,864
Total	$—	$1,329,864	$—	$—	$—	$1,329,864

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
OTC swaps: Unrealized depreciation on OTC swap agreements - CFD	$—	$—	$(187,789)	$—	$—	$(187,789)
Forward foreign currency contracts: Unrealized depreciation on forward foreign currency contracts	—	(1,836,785)	—	—	—	(1,836,785)
Total	$—	$(1,836,785)	$(187,789)	$—	$—	$(2,024,574)
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$(14,871)	$—	$—	$(14,871)
Forward foreign currency contracts	—	(248,889)	—	—	—	(248,889)
Total	$—	$(248,889)	$(14,871)	$—	$—	$(263,760)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$(187,789)	$—	$—	$(187,789)
Forward foreign currency contracts	—	(907,915)	—	—	—	(907,915)
Total	$—	$(907,915)	$(187,789)	$—	$—	$(1,095,704)
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2024.
Total return swaps:
Average notional value — long	$2,306,151
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	34,963,276
Average contract amounts sold — in USD	30,762,984
The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2024. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.
	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
Bank of America, N.A.	$2,761	$(2,761)	$—	$—	$487,526	$(2,761)	$—	$484,765
BNP Paribas	108,058	(5,858)	—	102,200	5,858	(5,858)	—	—
Citibank N.A.	14,371	(14,371)	—	—	28,483	(14,371)	—	14,112
Goldman Sachs International	116,911	(116,911)	—	—	239,770	(116,911)	—	122,859
HSBC Bank USA	117,705	(117,705)	—	—	337,015	(117,705)	—	219,310
JPMorgan Chase Bank, N.A.	506,515	(228,106)	—	278,409	228,106	(228,106)	—	—
State Street Bank & Trust Co.	326,615	(90,434)	—	236,181	90,434	(90,434)	—	—
UBS AG	136,928	(136,928)	—	—	607,382	(136,928)	—	470,454
Total	$1,329,864	$(713,074)	$—	$616,790	$2,024,574	$(713,074)	$—	$1,311,500

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
7. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Real estate securities risk: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the Portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the Portfolio will also be subject to the risks associated with that one area or property type. The value of the Portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Focused investing risk: To the extent the Portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, or a significant portion of its assets in a single issuer or small number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Industry concentration risk: The Portfolio concentrates its investments in a specific industry or industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, the Portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. RISK FACTORS (continued)
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the Portfolio is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Portfolio had not fair-valued securities or had used a different valuation methodology. The Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $500 million	0.75
Over $500 million up to $750 million	0.70
Over $750 million	0.68
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2025
Service Class	1.15	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$314,650,535	$—	$142,754,800	$—
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, swap contracts mark-to-market and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$357,998,325	$8,792,772	$(26,055,956)	$(17,263,184)
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$125,822,320	$132,961,677
During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$7,210,608	$—	$—	$—	$14,277,686	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$5,885,341	$—	$—	$(258,783,997)	$—	$—	$(17,353,684)
11. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock Real Estate Securities VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Real Estate Securities VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Real Estate Securities VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock Tactical Allocation VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
INVESTMENT COMPANIES - 92.4%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B)(C)(D)(E)	13,521	$ 15,261
International Equity Funds - 15.7%
Transamerica International Focus VP (D)	5,912,607	48,010,369
Transamerica Morgan Stanley Capital Growth VP (D)	2,473,192	19,834,998
Transamerica TSW International Equity VP (D)	4,455,232	64,689,968
		132,535,335
U.S. Equity Funds - 51.6%
Transamerica JPMorgan Enhanced Index VP (D)	9,443,539	269,801,916
Transamerica Large Cap Value (D)	5,344,142	77,276,296
Transamerica Small Cap Growth (D)	1,747,356	10,938,445
Transamerica Small Cap Value (D)	2,300,148	11,362,733
Transamerica WMC US Growth VP (D)	1,589,361	66,848,516
		436,227,906
U.S. Fixed Income Funds - 25.1%
Transamerica Aegon Core Bond VP (D)	6,611,613	69,554,166
Transamerica Bond (D)	9,419,830	74,887,652
Transamerica Short-Term Bond (D)	6,939,711	68,009,173
		212,450,991
Total Investment Companies (Cost $727,401,274)		781,229,493
EXCHANGE-TRADED FUNDS - 6.3%
International Equity Fund - 0.5%
WisdomTree Japan Hedged Equity Fund (F)	38,092	4,201,167
U.S. Equity Funds - 3.5%
SPDR S&P 500 ETF Trust	42,500	24,908,400
Vanguard Value ETF (F)	25,865	4,378,944
		29,287,344
	Shares	Value
EXCHANGE-TRADED FUNDS (continued)
U.S. Fixed Income Fund - 2.3%
Vanguard Total Bond Market ETF	273,469	$ 19,665,156
Total Exchange-Traded Funds (Cost $51,695,129)		53,153,667
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (G)	1,767,850	1,767,850
Total Other Investment Company (Cost $1,767,850)		1,767,850

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 1.80% (G), dated 12/31/2024, to be repurchased at $682,846 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $696,478.	$ 682,777	682,777
Total Repurchase Agreement (Cost $682,777)		682,777
Total Investments (Cost $781,547,030)		836,833,787
Net Other Assets (Liabilities) - 1.0%		8,551,785
Net Assets - 100.0%		$ 845,385,572
INVESTMENT VALUATION:

Valuation Inputs (H)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$781,214,232	$—	$—	$781,214,232
Exchange-Traded Funds	53,153,667	—	—	53,153,667
Other Investment Company	1,767,850	—	—	1,767,850
Repurchase Agreement	—	682,777	—	682,777
Total	$836,135,749	$682,777	$—	$836,818,526
Investment Companies Measured at Net Asset Value (C)				15,261
Total Investments				$836,833,787
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing security.
(C)
Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the
Schedule of Investments.

(D)
Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and a liquidating trust of a former Transamerica Fund and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2024	Shares as of December 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Core Bond VP	$160,336,297	$95,071,160	$(178,800,000)	$(4,486,175)	$(2,567,116)	$69,554,166	6,611,613	$5,571,160	$—
Transamerica Bond	158,957,680	95,111,735	(173,900,000)	(4,742,124)	(539,639)	74,887,652	9,419,830	4,511,735	—
Transamerica Global Allocation Liquidating Trust	16,809	—	—	—	(1,548)	15,261	13,521	—	—
Transamerica International Focus VP	56,306,320	27,976,208	(34,100,000)	6,920,489	(9,092,648)	48,010,369	5,912,607	1,294,116	1,782,092
Transamerica JPMorgan Enhanced Index VP	270,559,111	138,967,368	(190,400,000)	37,206,232	13,469,205	269,801,916	9,443,539	2,066,123	8,001,245
Transamerica Large Cap Value	66,808,728	49,308,706	(47,300,000)	3,625,372	4,833,490	77,276,296	5,344,142	1,335,341	973,364
Transamerica Morgan Stanley Capital Growth VP	18,137,609	2,600,000	(7,500,000)	102,527	6,494,862	19,834,998	2,473,192	—	—
Transamerica Short-Term Bond	10,015,696	104,528,852	(46,800,000)	448,728	(184,103)	68,009,173	6,939,711	2,628,852	—
Transamerica Small Cap Growth	12,023,153	2,913,400	(3,600,000)	610,169	(1,008,277)	10,938,445	1,747,356	—	1,213,401
Transamerica Small Cap Value	12,476,252	2,496,535	(2,700,000)	671,812	(1,581,866)	11,362,733	2,300,148	211,066	2,285,469
Transamerica TSW International Equity VP	54,779,361	39,539,224	(31,100,000)	6,058,271	(4,586,888)	64,689,968	4,455,232	1,439,224	—
Transamerica WMC US Growth VP	61,001,722	41,146,598	(46,400,000)	6,161,423	4,938,773	66,848,516	1,589,361	74,113	5,572,485
Total	$881,418,738	$599,659,786	$(762,600,000)	$52,576,724	$10,174,245	$781,229,493	56,250,252	$19,131,730	$19,828,056

(E)	Restricted security. At December 31, 2024, the total value of such securities held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$139,107	$15,261	0.0%(A)

(F)
All or a portion of the security is on loan. The total value of the securities on loan is $6,200,507, collateralized by cash collateral of $1,767,850 and non-cash collateral, such as U.S. government securities of $4,558,250. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(G)	Rate disclosed reflects the yield at December 31, 2024.
(H)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Affiliated investments, at value (cost $727,401,274)	$781,229,493
Unaffiliated investments, at value (cost $53,462,979) (including securities loaned of $6,200,507)	54,921,517
Repurchase agreement, at value (cost $682,777)	682,777
Receivables and other assets:
Investments sold	12,679,592
Net income from securities lending	1,956
Shares of beneficial interest sold	977
Dividends from affiliated investments	552,777
Dividends from unaffiliated investments	93,389
Interest	34
Total assets	850,162,512
Liabilities:
Cash collateral received upon return of:
Securities on loan	1,767,850
Payables and other liabilities:
Investments purchased	2,420,729
Shares of beneficial interest redeemed	230,044
Investment management fees	98,766
Distribution and service fees	183,844
Transfer agent costs	877
Trustee and CCO fees	246
Audit and tax fees	19,439
Custody fees	6,026
Legal fees	11,133
Printing and shareholder reports fees	27,081
Other accrued expenses	10,905
Total liabilities	4,776,940
Net assets	$845,385,572
Net assets consist of:
Capital stock ($0.01 par value)	$597,748
Additional paid-in capital	796,950,912
Total distributable earnings (accumulated losses)	47,836,912
Net assets	$845,385,572
Net assets by class:
Initial Class	$27,316,482
Service Class	818,069,090
Shares outstanding:
Initial Class	4,851,448
Service Class	54,923,304
Net asset value and offering price per share:
Initial Class	$5.63
Service Class	14.89
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from affiliated investments	$19,131,730
Dividend income from unaffiliated investments	1,657,031
Interest income from unaffiliated investments	80,186
Net income from securities lending	15,342
Total investment income	20,884,289
Expenses:
Investment management fees	1,163,007
Distribution and service fees:
Service Class	2,169,366
Transfer agent costs	10,003
Trustee and CCO fees	42,781
Audit and tax fees	32,606
Custody fees	10,145
Legal fees	82,479
Printing and shareholder reports fees	98,637
Other	54,133
Total expenses	3,663,157
Net investment income (loss)	17,221,132
Net realized gain (loss) on:
Affiliated investments	52,576,724
Unaffiliated investments	5,950,340
Capital gain distributions received from affiliated investment companies	19,828,056
Net realized gain (loss)	78,355,120
Net change in unrealized appreciation (depreciation) on:
Affiliated investments	10,174,245
Unaffiliated investments	530,176
Net change in unrealized appreciation (depreciation)	10,704,421
Net realized and change in unrealized gain (loss)	89,059,541
Net increase (decrease) in net assets resulting from operations	$106,280,673
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$17,221,132	$14,274,794
Net realized gain (loss)	78,355,120	(73,482,150)
Net change in unrealized appreciation (depreciation)	10,704,421	186,915,493
Net increase (decrease) in net assets resulting from operations	106,280,673	127,708,137
Dividends and/or distributions to shareholders:
Initial Class	(1,245,580)	(3,784,261)
Service Class	(13,020,661)	(54,516,846)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(14,266,241)	(58,301,107)
Capital share transactions:
Proceeds from shares sold:
Initial Class	596,706	790,301
Service Class	3,081,038	5,287,906
	3,677,744	6,078,207
Dividends and/or distributions reinvested:
Initial Class	1,245,580	3,784,261
Service Class	13,020,661	54,516,846
	14,266,241	58,301,107
Cost of shares redeemed:
Initial Class	(2,462,038)	(2,634,141)
Service Class	(179,890,499)	(146,987,289)
	(182,352,537)	(149,621,430)
Net increase (decrease) in net assets resulting from capital share transactions	(164,408,552)	(85,242,116)
Net increase (decrease) in net assets	(72,394,120)	(15,835,086)
Net assets:
Beginning of year	917,779,692	933,614,778
End of year	$845,385,572	$917,779,692
Capital share transactions - shares:
Shares issued:
Initial Class	107,416	148,025
Service Class	212,948	411,668
	320,364	559,693
Shares reinvested:
Initial Class	223,623	766,045
Service Class	883,356	4,292,665
	1,106,979	5,058,710
Shares redeemed:
Initial Class	(446,355)	(498,623)
Service Class	(12,502,304)	(11,357,406)
	(12,948,659)	(11,856,029)
Net increase (decrease) in shares outstanding:
Initial Class	(115,316)	415,447
Service Class	(11,406,000)	(6,653,073)
	(11,521,316)	(6,237,626)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$5.23	$5.33	$8.50	$8.87	$8.99
Investment operations:
Net investment income (loss)(A)	0.12	0.10	0.17	0.29	0.25
Net realized and unrealized gain (loss)	0.54	0.66	(1.47)	0.40	0.87
Total investment operations	0.66	0.76	(1.30)	0.69	1.12
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.37)	(0.60)	(0.48)	(0.33)
Net realized gains	—	(0.49)	(1.27)	(0.58)	(0.91)
Total dividends and/or distributions to shareholders	(0.26)	(0.86)	(1.87)	(1.06)	(1.24)
Net asset value, end of year	$5.63	$5.23	$5.33	$8.50	$8.87
Total return	12.76%	15.31%	(16.06)%	7.91%	13.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$27,317	$25,978	$24,280	$29,319	$28,518
Expenses to average net assets(B)	0.17%	0.17%	0.15%	0.15%	0.15%
Net investment income (loss) to average net assets	2.21%	1.81%	2.52%	3.22%	2.83%
Portfolio turnover rate	79%	91%	42%	33%	67%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$13.45	$12.46	$16.97	$16.72	$15.90
Investment operations:
Net investment income (loss)(A)	0.28	0.20	0.32	0.50	0.40
Net realized and unrealized gain (loss)	1.39	1.61	(3.01)	0.76	1.62
Total investment operations	1.67	1.81	(2.69)	1.26	2.02
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.33)	(0.55)	(0.43)	(0.29)
Net realized gains	—	(0.49)	(1.27)	(0.58)	(0.91)
Total dividends and/or distributions to shareholders	(0.23)	(0.82)	(1.82)	(1.01)	(1.20)
Net asset value, end of year	$14.89	$13.45	$12.46	$16.97	$16.72
Total return	12.40%	14.88%	(16.21)%	7.63%	13.19%
Ratio and supplemental data:
Net assets end of year (000’s)	$818,069	$891,802	$909,335	$1,253,039	$1,348,851
Expenses to average net assets(B)	0.42%	0.42%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets	1.92%	1.54%	2.23%	2.92%	2.53%
Portfolio turnover rate	79%	91%	42%	33%	67%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$1,767,850	$—	$—	$—	$1,767,850
Total Borrowings	$1,767,850	$—	$—	$—	$1,767,850
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the Portfolio invests more of its assets in one underlying portfolio than in another, the Portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.
Tactical asset allocation risk: Tactical asset allocation is a dynamic investment strategy that actively adjusts a Portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the Portfolio in order to maintain a long-term goal for asset allocation).The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.130%
Over $1 billion up to $2 billion	0.110
Over $2 billion up to $3 billion	0.105
Over $3 billion	0.100
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.21%	May 1, 2025
Service Class	0.46	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$707,378,482	$891,027,212
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$782,002,987	$62,380,972	$(7,550,172)	$54,830,800
As of December 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$—	$24,180,101
During the year ended December 31, 2024, the capital loss carryforwards utilized are $69,292,497.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$14,266,241	$—	$—	$—	$23,587,991	$—	$34,713,116	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$17,186,213	$—	$—	$(24,180,101)	$—	$—	$54,830,800
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock Tactical Allocation VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 1,068,047	$118,289
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica BlackRock Tactical Allocation VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Goldman Sachs 70/30 Allocation VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
INVESTMENT COMPANIES - 99.5%
International Equity Funds - 19.4%
Transamerica Emerging Markets Equity (A)	27,464	$ 217,790
Transamerica International Equity (A)	33,568	681,424
Transamerica International Small Cap Value (A)	6,372	89,657
Transamerica International Stock (A)	71,322	813,070
		1,801,941
U.S. Equity Funds - 50.3%
Transamerica Aegon Sustainable Equity Income VP (A)	8,288	173,391
Transamerica Large Cap Value (A)	128,692	1,860,889
Transamerica Small Cap Growth (A)	18,675	116,908
Transamerica Small Cap Value (A)	21,501	106,213
Transamerica WMC US Growth VP (A)	57,506	2,418,685
		4,676,086
	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 29.8%
Transamerica Bond (A)	82,356	$ 654,729
Transamerica Core Bond (A)	178,552	1,512,331
Transamerica High Yield Bond (A)	22,720	185,847
Transamerica Long Credit (A)	24,476	227,140
Transamerica Pinebridge Inflation Opportunities VP (A)	19,316	184,859
		2,764,906
Total Investment Companies (Cost $8,963,457)		9,242,933
Total Investments (Cost $8,963,457)		9,242,933
Net Other Assets (Liabilities) - 0.5%		43,219
Net Assets - 100.0%		$ 9,286,152
INVESTMENT VALUATION:

Valuation Inputs (B)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$9,242,933	$—	$—	$9,242,933
Total Investments	$9,242,933	$—	$—	$9,242,933
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Affiliated investment in the Class I2 shares of funds within Transamerica Funds and/or affiliated investment in the Initial Class shares of funds within
Transamerica Series Trust. Affiliated interest income, dividends income, realized and unrealized gains (losses), if any, are broken out within the
Statement of Operations.

(B)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Affiliated investments, at value (cost $8,963,457)	$9,242,933
Cash	74,139
Receivables and other assets:
Shares of beneficial interest sold	5
Dividends from affiliated investments	10,565
Due from investment manager	2,003
Total assets	9,329,645
Liabilities:
Payables and other liabilities:
Affiliated investments purchased	10,565
Shares of beneficial interest redeemed	50
Distribution and service fees	2,065
Transfer agent costs	9
Trustee and CCO fees	3
Audit and tax fees	19,874
Custody fees	1,898
Legal fees	93
Printing and shareholder reports fees	300
Other accrued expenses	8,636
Total liabilities	43,493
Net assets	$9,286,152
Net assets consist of:
Capital stock ($0.01 par value)	$7,113
Additional paid-in capital	8,586,454
Total distributable earnings (accumulated losses)	692,585
Net assets	$9,286,152
Shares outstanding	711,309
Net asset value and offering price per share	$13.06
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from affiliated investments	$193,533
Interest income from unaffiliated investments	411
Total investment income	193,944
Expenses:
Investment management fees	8,301
Distribution and service fees	19,956
Transfer agent costs	91
Trustee and CCO fees	391
Audit and tax fees	24,446
Custody fees	3,263
Legal fees	722
Printing and shareholder reports fees	1,568
Index fees	12,258
Filing fees	6,142
Other	230
Total expenses before waiver and/or reimbursement and recapture	77,368
Expenses waived and/or reimbursed	(35,700)
Recapture of previously waived and/or reimbursed fees	638
Net expenses	42,306
Net investment income (loss)	151,638
Net realized gain (loss) on:
Affiliated investments	33,019
Capital gain distributions received from affiliated investment companies	263,176
Net realized gain (loss)	296,195
Net change in unrealized appreciation (depreciation) on:
Affiliated investments	418,522
Net realized and change in unrealized gain (loss)	714,717
Net increase (decrease) in net assets resulting from operations	$866,355
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$151,638	$100,297
Net realized gain (loss)	296,195	125,878
Net change in unrealized appreciation (depreciation)	418,522	521,322
Net increase (decrease) in net assets resulting from operations	866,355	747,497
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(246,398)	(161,144)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(246,398)	(161,144)
Capital share transactions:
Proceeds from shares sold	2,543,756	1,618,485
Dividends and/or distributions reinvested	246,398	161,144
Cost of shares redeemed	(350,832)	(195,071)
Net increase (decrease) in net assets resulting from capital share transactions	2,439,322	1,584,558
Net increase (decrease) in net assets	3,059,279	2,170,911
Net assets:
Beginning of year	6,226,873	4,055,962
End of year	$9,286,152	$6,226,873
Capital share transactions - shares:
Shares issued	200,699	142,680
Shares reinvested	18,983	14,210
Shares redeemed	(27,342)	(17,576)
Net increase (decrease) in shares outstanding	192,340	139,314
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020(A)
Net asset value, beginning of year	$12.00	$10.68	$14.04	$12.69	$10.00
Investment operations:
Net investment income (loss)(B)	0.24	0.24	0.21	0.38	0.19
Net realized and unrealized gain (loss)	1.21	1.48	(2.60)	1.28	2.50
Total investment operations	1.45	1.72	(2.39)	1.66	2.69
Contributions from Investment Manager	—	—	—	0.03	—
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.19)	(0.23)	(0.12)	—
Net realized gains	(0.23)	(0.21)	(0.74)	(0.22)	—
Total dividends and/or distributions to shareholders	(0.39)	(0.40)	(0.97)	(0.34)	—
Net asset value, end of year	$13.06	$12.00	$10.68	$14.04	$12.69
Total return	12.15%	16.25%	(17.10)%	13.33%(C)	26.90%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$9,286	$6,227	$4,056	$3,807	$1,289
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.97%	1.42%	1.66%	1.72%	6.01%(F)
Including waiver and/or reimbursement and recapture	0.53%(G)	0.52%(G)	0.51%(G)	0.50%(G)	1.15%(F)
Net investment income (loss) to average net assets	1.90%	2.10%	1.79%	2.78%	2.54%(F)
Portfolio turnover rate	13%	7%	24%	23%	4%(D)

(A)	Commenced operations on May 1, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return includes the contribution from investment manager. If the investment manager had not made the contribution, total return would have decreased by 0.24%.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Annualized.
(G)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Portfolio through its investments in Underlying Funds.
If the expenses incurred by the Underlying Funds were included in these ratios they would have increased by 0.62%, 0.63%, 0.64% and 0.65%, for the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
Asset class variation risk: The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the Portfolio’s assets invested in various underlying portfolios, the Portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the Portfolio’s performance.
Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the Portfolio invests more of its assets in one underlying portfolio than in another, the Portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion up to $9 billion	0.0800
Over $9 billion	0.0725
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Portfolio's investment in the underlying Funds, but excluding, as applicable, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.15%	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended December 31, 2024, the balances available for recapture by TAM for the Portfolio are as follows:
	Amounts Available
	2022	2023	2024	Total
Service Class	$45,282	$42,806	$35,700	$123,788
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$3,175,000	$1,015,000
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$8,994,425	$419,689	$(171,181)	$248,508
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$110,596	$—	$135,802	$—	$76,772	$—	$84,372	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$142,183	$—	$301,894	$—	$—	$—	$248,508
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs 70/30 Allocation VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from May 1, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and for the period from May 1, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $135,802 for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 16,977	$1,928
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs 70/30 Allocation VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Goldman Sachs Managed Risk - Balanced ETF VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 15.7%
iShares Core MSCI EAFE ETF	1,832,828	$ 128,811,152
iShares Core MSCI Emerging Markets ETF	3,557,326	185,763,564
iShares MSCI EAFE ETF	837,161	63,297,743
iShares MSCI EAFE Small-Cap ETF	253,984	15,429,528
Vanguard FTSE Developed Markets ETF	4,114,560	196,758,259
		590,060,246
U.S. Equity Funds - 34.9%
iShares Core S&P 500 ETF	686,525	404,143,537
iShares Core S&P Mid-Cap ETF	748,413	46,633,614
iShares Russell 2000 ETF (A)	299,580	66,195,197
SPDR S&P 500 ETF Trust	339,143	198,764,930
Vanguard S&P 500 ETF	1,111,195	598,722,978
		1,314,460,256
U.S. Fixed Income Funds - 48.9%
iShares Core U.S. Aggregate Bond ETF	6,778,566	656,843,045
Vanguard Intermediate-Term Corporate Bond ETF (A)	6,685,045	536,608,562
Vanguard Total Bond Market ETF	8,999,881	647,181,443
		1,840,633,050
Total Exchange-Traded Funds (Cost $3,482,143,765)		3,745,153,552
	Shares	Value
OTHER INVESTMENT COMPANY - 6.0%
Securities Lending Collateral - 6.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	226,359,586	$ 226,359,586
Total Other Investment Company (Cost $226,359,586)		226,359,586

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 1.80% (B), dated 12/31/2024, to be repurchased at $20,832,522 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.13%, due 10/31/2026, and with a value of $21,247,175.	$ 20,830,438	20,830,438
Total Repurchase Agreement (Cost $20,830,438)		20,830,438
Total Investments (Cost $3,729,333,789)		3,992,343,576
Net Other Assets (Liabilities) - (6.1)%		(228,694,575)
Net Assets - 100.0%		$ 3,763,649,001
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$3,745,153,552	$—	$—	$3,745,153,552
Other Investment Company	226,359,586	—	—	226,359,586
Repurchase Agreement	—	20,830,438	—	20,830,438
Total Investments	$3,971,513,138	$20,830,438	$—	$3,992,343,576
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $460,412,485, collateralized by cash collateral of $226,359,586 and non-cash collateral, such as U.S. government securities of $243,934,830. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $3,708,503,351) (including securities loaned of $460,412,485)	$3,971,513,138
Repurchase agreement, at value (cost $20,830,438)	20,830,438
Receivables and other assets:
Net income from securities lending	117,083
Dividends from unaffiliated investments	666,602
Interest	1,042
Total assets	3,993,128,303
Liabilities:
Cash collateral received upon return of:
Securities on loan	226,359,586
Payables and other liabilities:
Shares of beneficial interest redeemed	1,048,942
Investment management fees	1,015,115
Distribution and service fees	840,465
Transfer agent costs	3,918
Trustee and CCO fees	1,096
Audit and tax fees	25,216
Custody fees	50,487
Legal fees	49,442
Printing and shareholder reports fees	58,370
Other accrued expenses	26,665
Total liabilities	229,479,302
Net assets	$3,763,649,001
Net assets consist of:
Capital stock ($0.01 par value)	$3,137,424
Additional paid-in capital	3,300,290,079
Total distributable earnings (accumulated losses)	460,221,498
Net assets	$3,763,649,001
Net assets by class:
Initial Class	$4,871,859
Service Class	3,758,777,142
Shares outstanding:
Initial Class	399,660
Service Class	313,342,765
Net asset value and offering price per share:
Initial Class	$12.19
Service Class	12.00
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$111,889,142
Interest income from unaffiliated investments	358,832
Net income from securities lending	603,112
Total investment income	112,851,086
Expenses:
Investment management fees	11,978,333
Distribution and service fees:
Service Class	9,919,650
Transfer agent costs	44,429
Trustee and CCO fees	190,142
Audit and tax fees	56,810
Custody fees	78,897
Legal fees	366,093
Printing and shareholder reports fees	223,199
Other	176,138
Total expenses	23,033,691
Net investment income (loss)	89,817,395
Net realized gain (loss) on:
Unaffiliated investments	126,277,689
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	132,747,843
Net realized and change in unrealized gain (loss)	259,025,532
Net increase (decrease) in net assets resulting from operations	$348,842,927
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$89,817,395	$86,478,342
Net realized gain (loss)	126,277,689	47,260,421
Net change in unrealized appreciation (depreciation)	132,747,843	374,269,445
Net increase (decrease) in net assets resulting from operations	348,842,927	508,008,208
Dividends and/or distributions to shareholders:
Initial Class	(176,948)	(412,407)
Service Class	(132,391,351)	(339,280,996)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(132,568,299)	(339,693,403)
Capital share transactions:
Proceeds from shares sold:
Initial Class	105,287	655,507
Service Class	6,965,176	9,027,078
	7,070,463	9,682,585
Dividends and/or distributions reinvested:
Initial Class	176,948	412,407
Service Class	132,391,351	339,280,996
	132,568,299	339,693,403
Cost of shares redeemed:
Initial Class	(640,316)	(583,485)
Service Class	(691,506,146)	(569,272,165)
	(692,146,462)	(569,855,650)
Net increase (decrease) in net assets resulting from capital share transactions	(552,507,700)	(220,479,662)
Net increase (decrease) in net assets	(336,233,072)	(52,164,857)
Net assets:
Beginning of year	4,099,882,073	4,152,046,930
End of year	$3,763,649,001	$4,099,882,073
Capital share transactions - shares:
Shares issued:
Initial Class	8,766	57,335
Service Class	581,450	805,394
	590,216	862,729
Shares reinvested:
Initial Class	14,528	37,594
Service Class	11,032,613	31,385,846
	11,047,141	31,423,440
Shares redeemed:
Initial Class	(53,765)	(52,091)
Service Class	(58,262,816)	(50,802,064)
	(58,316,581)	(50,854,155)
Net increase (decrease) in shares outstanding:
Initial Class	(30,471)	42,838
Service Class	(46,648,753)	(18,610,824)
	(46,679,224)	(18,567,986)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$11.55	$11.12	$13.53	$13.10	$13.00
Investment operations:
Net investment income (loss)(A)	0.31	0.27	0.20	0.20	0.17
Net realized and unrealized gain (loss)	0.77	1.17	(2.09)	1.05	0.39
Total investment operations	1.08	1.44	(1.89)	1.25	0.56
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.21)	(0.22)	(0.19)	(0.30)
Net realized gains	(0.14)	(0.80)	(0.30)	(0.63)	(0.16)
Total dividends and/or distributions to shareholders	(0.44)	(1.01)	(0.52)	(0.82)	(0.46)
Net asset value, end of year	$12.19	$11.55	$11.12	$13.53	$13.10
Total return	9.39%	13.41%	(14.07)%	9.65%	4.48%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,872	$4,970	$4,306	$3,985	$3,583
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.33%	0.33%	0.32%	0.32%	0.32%
Including waiver and/or reimbursement and recapture	0.33%	0.33%	0.32%(C)	0.32%(C)	0.32%(C)
Net investment income (loss) to average net assets	2.53%	2.40%	1.66%	1.47%	1.38%
Portfolio turnover rate	16%	26%	158%	13%	91%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$11.38	$10.96	$13.33	$12.92	$12.83
Investment operations:
Net investment income (loss)(A)	0.27	0.24	0.15	0.16	0.14
Net realized and unrealized gain (loss)	0.76	1.15	(2.04)	1.04	0.37
Total investment operations	1.03	1.39	(1.89)	1.20	0.51
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.17)	(0.18)	(0.16)	(0.26)
Net realized gains	(0.14)	(0.80)	(0.30)	(0.63)	(0.16)
Total dividends and/or distributions to shareholders	(0.41)	(0.97)	(0.48)	(0.79)	(0.42)
Net asset value, end of year	$12.00	$11.38	$10.96	$13.33	$12.92
Total return	9.07%	13.20%	(14.26)%	9.35%	4.19%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,758,777	$4,094,912	$4,147,741	$5,491,585	$5,707,849
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%	0.57%	0.57%	0.57%
Including waiver and/or reimbursement and recapture	0.58%	0.58%	0.57%(C)	0.57%(C)	0.57%(C)
Net investment income (loss) to average net assets	2.26%	2.10%	1.32%	1.21%	1.14%
Portfolio turnover rate	16%	26%	158%	13%	91%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs Managed Risk - Balanced ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$226,359,586	$—	$—	$—	$226,359,586
Total Borrowings	$226,359,586	$—	$—	$—	$226,359,586
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $50 million	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million up to $5 billion	0.3000
Over $5 billion up to $7 billion	0.2900
Over $7 billion up to $9 billon	0.2875
Over $9 billion	0.2800
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2025
Service Class	0.62	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$631,575,458	$1,221,458,800
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$3,769,473,817	$413,282,114	$(190,412,355)	$222,869,759
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$132,568,299	$—	$—	$—	$60,467,133	$—	$279,226,270	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$89,748,067	$—	$147,603,672	$—	$—	$—	$222,869,759
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs Managed Risk – Balanced ETF VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs Managed Risk – Balanced ETF VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 16,661,190	$1,430,950
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Goldman Sachs Managed Risk -Conservative
ETF VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.6%
International Equity Funds - 9.6%
iShares Core MSCI EAFE ETF	118,020	$ 8,294,446
iShares Core MSCI Emerging Markets ETF	244,722	12,779,383
iShares MSCI EAFE ETF	114,568	8,662,486
iShares MSCI EAFE Small-Cap ETF	26,727	1,623,665
Vanguard FTSE Developed Markets ETF	177,186	8,473,034
		39,833,014
U.S. Equity Funds - 25.8%
iShares Core S&P 500 ETF	56,577	33,305,748
iShares Core S&P Mid-Cap ETF	54,450	3,392,779
iShares Russell 2000 ETF (A)	25,285	5,586,974
SPDR S&P 500 ETF Trust	54,784	32,107,807
Vanguard S&P 500 ETF	59,530	32,075,359
		106,468,667
U.S. Fixed Income Funds - 64.2%
iShares Core U.S. Aggregate Bond ETF	767,818	74,401,564
Schwab U.S. Aggregate Bond ETF (A)	3,266,134	74,141,242
Vanguard Intermediate-Term Corporate Bond ETF (A)	532,891	42,775,161
Vanguard Total Bond Market ETF	1,028,964	73,992,801
		265,310,768
Total Exchange-Traded Funds (Cost $414,252,697)		411,612,449
	Shares	Value
OTHER INVESTMENT COMPANY - 5.2%
Securities Lending Collateral - 5.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	21,371,268	$ 21,371,268
Total Other Investment Company (Cost $21,371,268)		21,371,268

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 1.80% (B), dated 12/31/2024, to be repurchased at $1,939,206 on 01/02/2025. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2026, and with a value of $1,977,836.	$ 1,939,013	1,939,013
Total Repurchase Agreement (Cost $1,939,013)		1,939,013
Total Investments (Cost $437,562,978)		434,922,730
Net Other Assets (Liabilities) - (5.3)%		(21,709,332)
Net Assets - 100.0%		$ 413,213,398
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$411,612,449	$—	$—	$411,612,449
Other Investment Company	21,371,268	—	—	21,371,268
Repurchase Agreement	—	1,939,013	—	1,939,013
Total Investments	$432,983,717	$1,939,013	$—	$434,922,730
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $33,862,494, collateralized by cash collateral of $21,371,268 and non-cash collateral, such as U.S. government securities of $13,225,796. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $435,623,965) (including securities loaned of $33,862,494)	$432,983,717
Repurchase agreement, at value (cost $1,939,013)	1,939,013
Receivables and other assets:
Net income from securities lending	10,890
Dividends from unaffiliated investments	107,681
Interest	97
Total assets	435,041,398
Liabilities:
Cash collateral received upon return of:
Securities on loan	21,371,268
Payables and other liabilities:
Shares of beneficial interest redeemed	200,295
Investment management fees	116,050
Distribution and service fees	92,333
Transfer agent costs	430
Trustee and CCO fees	120
Audit and tax fees	16,613
Custody fees	6,653
Legal fees	5,483
Printing and shareholder reports fees	10,991
Other accrued expenses	7,764
Total liabilities	21,828,000
Net assets	$413,213,398
Net assets consist of:
Capital stock ($0.01 par value)	$366,907
Additional paid-in capital	409,585,714
Total distributable earnings (accumulated losses)	3,260,777
Net assets	$413,213,398
Net assets by class:
Initial Class	$18,834
Service Class	413,194,564
Shares outstanding:
Initial Class	1,655
Service Class	36,689,081
Net asset value and offering price per share:
Initial Class	$11.38
Service Class	11.26

STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$13,477,219
Interest income from unaffiliated investments	40,378
Net income from securities lending	69,409
Total investment income	13,587,006
Expenses:
Investment management fees	1,377,390
Distribution and service fees:
Service Class	1,097,780
Transfer agent costs	4,900
Trustee and CCO fees	20,996
Audit and tax fees	19,775
Custody fees	10,952
Legal fees	40,368
Printing and shareholder reports fees	40,865
Other	26,508
Total expenses	2,639,534
Net investment income (loss)	10,947,472
Net realized gain (loss) on:
Unaffiliated investments	2,308,105
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	15,626,648
Net realized and change in unrealized gain (loss)	17,934,753
Net increase (decrease) in net assets resulting from operations	$28,882,225
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$10,947,472	$10,688,375
Net realized gain (loss)	2,308,105	11,659,382
Net change in unrealized appreciation (depreciation)	15,626,648	24,955,042
Net increase (decrease) in net assets resulting from operations	28,882,225	47,302,799
Dividends and/or distributions to shareholders:
Initial Class	(1,191)	(1,383)
Service Class	(27,544,679)	(30,474,870)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(27,545,870)	(30,476,253)
Capital share transactions:
Proceeds from shares sold:
Initial Class	1,609	1,311
Service Class	4,260,656	5,880,950
	4,262,265	5,882,261
Dividends and/or distributions reinvested:
Initial Class	1,191	1,383
Service Class	27,544,679	30,474,870
	27,545,870	30,476,253
Cost of shares redeemed:
Initial Class	(5,833)	(333)
Service Class	(82,372,809)	(80,108,323)
	(82,378,642)	(80,108,656)
Net increase (decrease) in net assets resulting from capital share transactions	(50,570,507)	(43,750,142)
Net increase (decrease) in net assets	(49,234,152)	(26,923,596)
Net assets:
Beginning of year	462,447,550	489,371,146
End of year	$413,213,398	$462,447,550
Capital share transactions - shares:
Shares issued:
Initial Class	138	118
Service Class	367,714	533,497
	367,852	533,615
Shares reinvested:
Initial Class	104	127
Service Class	2,431,128	2,834,872
	2,431,232	2,834,999
Shares redeemed:
Initial Class	(516)	(30)
Service Class	(7,189,090)	(7,241,827)
	(7,189,606)	(7,241,857)
Net increase (decrease) in shares outstanding:
Initial Class	(274)	215
Service Class	(4,390,248)	(3,873,458)
	(4,390,522)	(3,873,243)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$11.37	$10.99	$12.89	$12.92	$12.63
Investment operations:
Net investment income (loss)(A)	0.32	0.29	0.21	0.20	0.22
Net realized and unrealized gain (loss)	0.48	0.87	(1.70)	0.19	0.43
Total investment operations	0.80	1.16	(1.49)	0.39	0.65
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.24)	(0.23)	(0.24)	(0.32)
Net realized gains	(0.46)	(0.54)	(0.18)	(0.18)	(0.04)
Total dividends and/or distributions to shareholders	(0.79)	(0.78)	(0.41)	(0.42)	(0.36)
Net asset value, end of year	$11.38	$11.37	$10.99	$12.89	$12.92
Total return	7.01%	10.91%	(11.66)%	3.00%	5.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$19	$22	$19	$20	$18
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.35%	0.35%	0.34%	0.33%	0.33%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.34%	0.33%	0.33%
Net investment income (loss) to average net assets	2.74%	2.56%	1.82%	1.55%	1.75%
Portfolio turnover rate	12%	141%	93%	1%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$11.26	$10.89	$12.76	$12.80	$12.51
Investment operations:
Net investment income (loss)(A)	0.29	0.25	0.18	0.16	0.19
Net realized and unrealized gain (loss)	0.46	0.86	(1.68)	0.18	0.42
Total investment operations	0.75	1.11	(1.50)	0.34	0.61
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.20)	(0.19)	(0.20)	(0.28)
Net realized gains	(0.46)	(0.54)	(0.18)	(0.18)	(0.04)
Total dividends and/or distributions to shareholders	(0.75)	(0.74)	(0.37)	(0.38)	(0.32)
Net asset value, end of year	$11.26	$11.26	$10.89	$12.76	$12.80
Total return	6.69%	10.59%	(11.83)%	2.76%	4.91%
Ratio and supplemental data:
Net assets end of year (000’s)	$413,194	$462,426	$489,352	$643,486	$704,005
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.60%	0.60%	0.59%	0.58%	0.58%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.59%(C)	0.58%(C)	0.58%(C)
Net investment income (loss) to average net assets	2.49%	2.26%	1.53%	1.28%	1.49%
Portfolio turnover rate	12%	141%	93%	1%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024

1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs Managed Risk - Conservative ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$21,371,268	$—	$—	$—	$21,371,268
Total Borrowings	$21,371,268	$—	$—	$—	$21,371,268
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $50 million	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million up to $5 billion	0.3000
Over $5 billion up to $7 billion	0.2900
Over $7 billion up to $9 billion	0.2875
Over $9 billion	0.2800
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2025
Service Class	0.62	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$51,205,152	$117,136,125
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$446,984,930	$21,653,577	$(33,715,777)	$(12,062,200)
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$27,545,870	$—	$—	$—	$12,079,276	$—	$18,396,977	$—
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$15,322,977	$—	$—	$—	$—	$—	$(12,062,200)
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs Managed Risk – Conservative ETF VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs Managed Risk – Conservative ETF VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 1,154,051	$96,051
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Goldman Sachs Managed Risk - Growth ETF VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 23.6%
iShares Core MSCI EAFE ETF	1,432,622	$ 100,684,674
iShares Core MSCI Emerging Markets ETF	2,392,271	124,924,392
iShares MSCI EAFE ETF	1,301,800	98,429,098
iShares MSCI EAFE Small-Cap ETF (A)	203,138	12,340,633
Vanguard FTSE Developed Markets ETF	1,984,723	94,909,454
		431,288,251
U.S. Equity Funds - 54.6%
iShares Core S&P 500 ETF	562,977	331,413,300
iShares Core S&P Mid-Cap ETF	968,529	60,349,042
iShares Russell 2000 ETF (A)	218,134	48,198,889
SPDR S&P 500 ETF Trust	335,822	196,818,558
Vanguard S&P 500 ETF	665,605	358,634,630
		995,414,419
U.S. Fixed Income Funds - 21.3%
iShares Core U.S. Aggregate Bond ETF	1,429,680	138,535,992
Vanguard Intermediate-Term Corporate Bond ETF (A)	1,378,176	110,626,187
Vanguard Total Bond Market ETF	1,938,303	139,383,369
		388,545,548
Total Exchange-Traded Funds (Cost $1,510,949,274)		1,815,248,218
	Shares	Value
OTHER INVESTMENT COMPANY - 3.9%
Securities Lending Collateral - 3.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.41% (B)	71,949,053	$ 71,949,053
Total Other Investment Company (Cost $71,949,053)		71,949,053

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 1.80% (B), dated 12/31/2024, to be repurchased at $10,667,088 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.13%, due 10/31/2026, and with a value of $10,879,366.	$ 10,666,022	10,666,022
Total Repurchase Agreement (Cost $10,666,022)		10,666,022
Total Investments (Cost $1,593,564,349)		1,897,863,293
Net Other Assets (Liabilities) - (4.0)%		(72,658,888)
Net Assets - 100.0%		$ 1,825,204,405
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,815,248,218	$—	$—	$1,815,248,218
Other Investment Company	71,949,053	—	—	71,949,053
Repurchase Agreement	—	10,666,022	—	10,666,022
Total Investments	$1,887,197,271	$10,666,022	$—	$1,897,863,293
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $137,087,734, collateralized by cash collateral of $71,949,053 and non-cash collateral, such as U.S. government securities of $68,059,754. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Unaffiliated investments, at value (cost $1,582,898,327) (including securities loaned of $137,087,734)	$1,887,197,271
Repurchase agreement, at value (cost $10,666,022)	10,666,022
Receivables and other assets:
Net income from securities lending	37,524
Dividends from unaffiliated investments	660,074
Interest	534
Total assets	1,898,561,425
Liabilities:
Cash collateral received upon return of:
Securities on loan	71,949,053
Payables and other liabilities:
Shares of beneficial interest redeemed	385,066
Investment management fees	497,729
Distribution and service fees	409,245
Transfer agent costs	1,901
Trustee and CCO fees	532
Audit and tax fees	20,221
Custody fees	24,833
Legal fees	23,807
Printing and shareholder reports fees	28,942
Other accrued expenses	15,691
Total liabilities	73,357,020
Net assets	$1,825,204,405
Net assets consist of:
Capital stock ($0.01 par value)	$1,603,722
Additional paid-in capital	1,407,050,320
Total distributable earnings (accumulated losses)	416,550,363
Net assets	$1,825,204,405
Net assets by class:
Initial Class	$5,158,902
Service Class	1,820,045,503
Shares outstanding:
Initial Class	443,771
Service Class	159,928,408
Net asset value and offering price per share:
Initial Class	$11.63
Service Class	11.38
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income from unaffiliated investments	$43,688,003
Interest income from unaffiliated investments	169,241
Net income from securities lending	237,217
Total investment income	44,094,461
Expenses:
Investment management fees	5,818,512
Distribution and service fees:
Service Class	4,785,595
Transfer agent costs	21,491
Trustee and CCO fees	92,000
Audit and tax fees	35,451
Custody fees	38,730
Legal fees	176,975
Printing and shareholder reports fees	108,333
Other	88,575
Total expenses	11,165,662
Net investment income (loss)	32,928,799
Net realized gain (loss) on:
Unaffiliated investments	96,460,777
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	110,134,243
Net realized and change in unrealized gain (loss)	206,595,020
Net increase (decrease) in net assets resulting from operations	$239,523,819
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$32,928,799	$34,425,084
Net realized gain (loss)	96,460,777	22,275,496
Net change in unrealized appreciation (depreciation)	110,134,243	257,620,595
Net increase (decrease) in net assets resulting from operations	239,523,819	314,321,175
Dividends and/or distributions to shareholders:
Initial Class	(170,763)	(196,177)
Service Class	(57,404,073)	(77,458,858)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(57,574,836)	(77,655,035)
Capital share transactions:
Proceeds from shares sold:
Initial Class	207,437	795,997
Service Class	9,240,017	6,617,621
	9,447,454	7,413,618
Dividends and/or distributions reinvested:
Initial Class	170,763	196,177
Service Class	57,404,073	77,458,858
	57,574,836	77,655,035
Cost of shares redeemed:
Initial Class	(695,247)	(408,718)
Service Class	(368,889,536)	(283,484,693)
	(369,584,783)	(283,893,411)
Net increase (decrease) in net assets resulting from capital share transactions	(302,562,493)	(198,824,758)
Net increase (decrease) in net assets	(120,613,510)	37,841,382
Net assets:
Beginning of year	1,945,817,915	1,907,976,533
End of year	$1,825,204,405	$1,945,817,915
Capital share transactions - shares:
Shares issued:
Initial Class	18,538	77,077
Service Class	836,150	675,199
	854,688	752,276
Shares reinvested:
Initial Class	14,836	19,618
Service Class	5,089,014	7,903,965
	5,103,850	7,923,583
Shares redeemed:
Initial Class	(60,443)	(41,375)
Service Class	(33,253,770)	(29,015,207)
	(33,314,213)	(29,056,582)
Net increase (decrease) in shares outstanding:
Initial Class	(27,069)	55,320
Service Class	(27,328,606)	(20,436,043)
	(27,355,675)	(20,380,723)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.58	$9.35	$11.81	$10.96	$11.04
Investment operations:
Net investment income (loss)(A)	0.23	0.21	0.16	0.16	0.12
Net realized and unrealized gain (loss)	1.20	1.45	(1.83)	1.38	0.34
Total investment operations	1.43	1.66	(1.67)	1.54	0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.17)	(0.18)	(0.13)	(0.25)
Net realized gains	(0.14)	(0.26)	(0.61)	(0.56)	(0.29)
Total dividends and/or distributions to shareholders	(0.38)	(0.43)	(0.79)	(0.69)	(0.54)
Net asset value, end of year	$11.63	$10.58	$9.35	$11.81	$10.96
Total return	13.52%	18.08%	(14.32)%	14.25%	4.52%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,159	$4,982	$3,886	$4,709	$4,122
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.33%	0.34%	0.33%	0.32%	0.32%
Including waiver and/or reimbursement and recapture	0.33%	0.34%	0.33%(C)	0.32%(C)	0.32%(C)
Net investment income (loss) to average net assets	1.99%	2.10%	1.58%	1.41%	1.15%
Portfolio turnover rate	13%	3%	197%	29%	201%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$10.36	$9.17	$11.59	$10.76	$10.85
Investment operations:
Net investment income (loss)(A)	0.19	0.17	0.13	0.13	0.09
Net realized and unrealized gain (loss)	1.18	1.42	(1.79)	1.36	0.33
Total investment operations	1.37	1.59	(1.66)	1.49	0.42
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.14)	(0.15)	(0.10)	(0.22)
Net realized gains	(0.14)	(0.26)	(0.61)	(0.56)	(0.29)
Total dividends and/or distributions to shareholders	(0.35)	(0.40)	(0.76)	(0.66)	(0.51)
Net asset value, end of year	$11.38	$10.36	$9.17	$11.59	$10.76
Total return	13.23%	17.68%	(14.52)%	14.05%	4.22%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,820,045	$1,940,836	$1,904,091	$2,547,419	$2,606,524
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%	0.58%	0.57%	0.57%
Including waiver and/or reimbursement and recapture	0.58%	0.58%	0.58%(C)	0.57%(C)	0.57%(C)
Net investment income (loss) to average net assets	1.71%	1.79%	1.30%	1.12%	0.90%
Portfolio turnover rate	13%	3%	197%	29%	201%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs Managed Risk - Growth ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$71,949,053	$—	$—	$—	$71,949,053
Total Borrowings	$71,949,053	$—	$—	$—	$71,949,053
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. RISK FACTORS (continued)
in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $50 million	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million up to $5 billion	0.3000
Over $5 billion up to $7 billion	0.2900
Over $7 billion up to $9 billion	0.2875
Over $9 billion	0.2800
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2025
Service Class	0.62	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$256,519,799	$581,025,704
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,618,706,169	$313,753,014	$(34,595,890)	$279,157,124
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$56,265,110	$—	$1,309,726	$—	$27,448,213	$—	$50,206,822	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$32,882,844	$—	$104,510,395	$—	$—	$—	$279,157,124
9. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs Managed Risk – Growth ETF VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs Managed Risk – Growth ETF VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $1,309,726 for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 12,475,362	$1,021,075
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Great Lakes Advisors Large Cap Value VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Great Lakes Advisors Large Cap Value VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 98.3%
Aerospace & Defense - 3.9%
RTX Corp.	15,713	$ 1,818,309
Textron, Inc.	11,182	855,311
		2,673,620
Automobiles - 1.9%
General Motors Co.	24,480	1,304,050
Banks - 10.5%
Bank of America Corp.	36,070	1,585,277
JPMorgan Chase & Co.	13,568	3,252,385
Wells Fargo & Co.	34,596	2,430,023
		7,267,685
Beverages - 2.2%
PepsiCo, Inc.	9,860	1,499,312
Biotechnology - 4.5%
AbbVie, Inc.	10,594	1,882,554
Gilead Sciences, Inc.	13,435	1,240,991
		3,123,545
Capital Markets - 7.6%
Blackrock, Inc.	2,283	2,340,326
Goldman Sachs Group, Inc.	1,875	1,073,662
Intercontinental Exchange, Inc.	12,162	1,812,260
		5,226,248
Chemicals - 1.9%
Air Products & Chemicals, Inc.	4,540	1,316,782
Communications Equipment - 2.4%
Motorola Solutions, Inc.	3,560	1,645,539
Construction & Engineering - 2.4%
Quanta Services, Inc.	5,276	1,667,480
Construction Materials - 2.1%
Martin Marietta Materials, Inc.	2,787	1,439,485
Consumer Staples Distribution & Retail - 1.5%
Target Corp.	7,754	1,048,186
Electric Utilities - 2.4%
Duke Energy Corp.	15,400	1,659,196
Energy Equipment & Services - 1.5%
Schlumberger NV	27,072	1,037,940
Entertainment - 2.6%
Walt Disney Co.	16,252	1,809,660
Food Products - 2.4%
Mondelez International, Inc., Class A	14,160	845,777
Tyson Foods, Inc., Class A	14,412	827,825
		1,673,602
Ground Transportation - 1.7%
CSX Corp.	37,474	1,209,286
	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 5.2%
Abbott Laboratories	15,089	$ 1,706,717
Boston Scientific Corp. (A)	21,096	1,884,294
		3,591,011
Health Care Providers & Services - 4.5%
Cencora, Inc.	5,587	1,255,287
UnitedHealth Group, Inc.	3,666	1,854,483
		3,109,770
Industrial REITs - 1.5%
Prologis, Inc.	9,894	1,045,796
Insurance - 2.8%
Hartford Financial Services Group, Inc.	17,397	1,903,232
Interactive Media & Services - 4.3%
Alphabet, Inc., Class A	6,774	1,282,318
Meta Platforms, Inc., Class A	2,841	1,663,434
		2,945,752
Life Sciences Tools & Services - 2.2%
Thermo Fisher Scientific, Inc.	2,862	1,488,898
Machinery - 5.2%
Caterpillar, Inc.	4,601	1,669,059
Parker-Hannifin Corp.	2,999	1,907,454
		3,576,513
Media - 2.0%
Fox Corp., Class A	28,962	1,406,974
Metals & Mining - 1.2%
Freeport-McMoRan, Inc.	21,299	811,066
Oil, Gas & Consumable Fuels - 5.6%
ConocoPhillips	14,788	1,466,526
Exxon Mobil Corp.	22,404	2,409,998
		3,876,524
Passenger Airlines - 2.1%
Delta Air Lines, Inc.	24,327	1,471,783
Pharmaceuticals - 1.6%
Merck & Co., Inc.	11,132	1,107,411
Semiconductors & Semiconductor Equipment - 3.2%
Broadcom, Inc.	5,391	1,249,849
Micron Technology, Inc.	11,544	971,543
		2,221,392
Software - 1.7%
Microsoft Corp.	2,824	1,190,316
Specialized REITs - 1.7%
American Tower Corp.	6,582	1,207,205
Specialty Retail - 2.0%
Lowe's Cos., Inc.	5,561	1,372,455
Total Common Stocks (Cost $55,344,745)		67,927,714
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024

Principal	Value
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp.,
1.80% (B), dated 12/31/2024, to be
repurchased at $1,201,561 on 01/02/2025.
Collateralized by a U.S. Government
Obligation, 1.13%, due 10/31/2026, and
with a value of $1,225,501.
$ 1,201,441	$ 1,201,441
Total Repurchase Agreement (Cost $1,201,441)	1,201,441
Total Investments (Cost $56,546,186)	69,129,155
Net Other Assets (Liabilities) - (0.0)%	(501)
Net Assets - 100.0%	$ 69,128,654
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$67,927,714	$—	$—	$67,927,714
Repurchase Agreement	—	1,201,441	—	1,201,441
Total Investments	$67,927,714	$1,201,441	$—	$69,129,155
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Rate disclosed reflects the yield at December 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $55,344,745)	$67,927,714
Repurchase agreement, at value (cost $1,201,441)	1,201,441
Receivables and other assets:
Shares of beneficial interest sold	15,423
Dividends	70,861
Interest	60
Total assets	69,215,499
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	214
Investment management fees	36,882
Distribution and service fees	15,523
Transfer agent costs	70
Trustee and CCO fees	20
Audit and tax fees	21,803
Custody fees	3,379
Legal fees	795
Printing and shareholder reports fees	1,630
Other accrued expenses	6,529
Total liabilities	86,845
Net assets	$69,128,654
Net assets consist of:
Capital stock ($0.01 par value)	$51,302
Additional paid-in capital	54,544,411
Total distributable earnings (accumulated losses)	14,532,941
Net assets	$69,128,654
Shares outstanding	5,130,233
Net asset value and offering price per share	$13.47
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$1,193,327
Interest income	30,852
Total investment income	1,224,179
Expenses:
Investment management fees	392,778
Distribution and service fees	165,310
Transfer agent costs	747
Trustee and CCO fees	3,184
Audit and tax fees	22,276
Custody fees	6,027
Legal fees	6,014
Printing and shareholder reports fees	7,297
Other	16,323
Total expenses	619,956
Net investment income (loss)	604,223
Net realized gain (loss) on:
Investments	1,626,394
Net change in unrealized appreciation (depreciation) on:
Investments	7,716,950
Net realized and change in unrealized gain (loss)	9,343,344
Net increase (decrease) in net assets resulting from operations	$9,947,567
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$604,223	$592,866
Net realized gain (loss)	1,626,394	2,808,677
Net change in unrealized appreciation (depreciation)	7,716,950	3,358,416
Net increase (decrease) in net assets resulting from operations	9,947,567	6,759,959
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(3,544,922)	(3,122,688)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,544,922)	(3,122,688)
Capital share transactions:
Proceeds from shares sold	10,569,883	7,712,840
Dividends and/or distributions reinvested	3,544,922	3,122,688
Cost of shares redeemed	(9,797,016)	(11,046,968)
Net increase (decrease) in net assets resulting from capital share transactions	4,317,789	(211,440)
Net increase (decrease) in net assets	10,720,434	3,425,831
Net assets:
Beginning of year	58,408,220	54,982,389
End of year	$69,128,654	$58,408,220
Capital share transactions - shares:
Shares issued	788,070	666,025
Shares reinvested	264,152	272,724
Shares redeemed	(730,870)	(948,548)
Net increase (decrease) in shares outstanding	321,352	(9,799)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$12.15	$11.41	$12.80	$10.14	$10.49
Investment operations:
Net investment income (loss)(A)	0.12	0.12	0.11	0.04	0.16
Net realized and unrealized gain (loss)	1.92	1.30	(1.06)	3.04	(0.27)(B)
Total investment operations	2.04	1.42	(0.95)	3.08	(0.11)
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.11)	(0.03)	(0.09)	(0.06)
Net realized gains	(0.60)	(0.57)	(0.41)	(0.33)	(0.18)
Total dividends and/or distributions to shareholders	(0.72)	(0.68)	(0.44)	(0.42)	(0.24)
Net asset value, end of year	$13.47	$12.15	$11.41	$12.80	$10.14
Total return	16.82%	12.78%	(7.38)%	30.56%	(0.61)%
Ratio and supplemental data:
Net assets end of year (000’s)	$69,129	$58,408	$54,982	$46,827	$25,810
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.97%	0.94%	0.99%	1.23%
Including waiver and/or reimbursement and recapture	0.94%	0.97%	0.94%	1.17%	1.20%
Net investment income (loss) to average net assets	0.91%	1.06%	0.93%	0.38%	1.81%
Portfolio turnover rate	18%	21%	29%	30%	288%

(A)	Calculated based on average number of shares outstanding.
(B)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Great Lakes Advisors Large Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2024, commissions recaptured are $752.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Focused investing risk: To the extent the Portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, or a significant portion of its assets in a single issuer or small number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Small and medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.594%
Over $1 billion up to $2 billion	0.580
Over $2 billion up to $3 billion	0.560
Over $3 billion	0.540
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Service Class	1.01%	May 1, 2025
Prior to May 1, 2024
Service Class	1.04
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$12,849,237	$—	$11,705,595	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$56,789,433	$14,138,968	$(1,799,246)	$12,339,722
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$898,401	$—	$2,646,521	$—	$493,614	$—	$2,629,074	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$907,847	$—	$1,285,372	$—	$—	$—	$12,339,722
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Great Lakes Advisors Large Cap Value VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Great Lakes Advisors Large Cap Value VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $2,646,521 for the year ended December 31, 2024.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Great Lakes Advisors Large Cap Value VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica International Focus VP
December 31, 2024
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica International Focus VP

SCHEDULE OF INVESTMENTS
At December 31, 2024

	Shares	Value
COMMON STOCKS - 95.7%
Australia - 1.0%
WiseTech Global Ltd.	42,570	$ 3,189,775
Canada - 21.1%
Alimentation Couche-Tard, Inc.	193,022	10,704,869
Canadian Pacific Kansas City Ltd.	127,166	9,203,003
Constellation Software, Inc.	4,745	14,672,579
Dollarama, Inc.	97,125	9,478,378
Shopify, Inc., Class A (A)	104,035	11,062,042
Waste Connections, Inc.	81,364	13,960,435
		69,081,306
France - 5.8%
Hermes International SCA	3,165	7,612,594
Safran SA	51,486	11,311,666
		18,924,260
Germany - 5.9%
CTS Eventim AG & Co. KGaA	94,072	7,952,385
SAP SE	45,901	11,290,457
		19,242,842
Hong Kong - 2.9%
AIA Group Ltd.	1,331,700	9,653,417
India - 3.1%
HDFC Bank Ltd., ADR	161,617	10,320,862
Ireland - 1.9%
ICON PLC (A)	29,284	6,141,148
Italy - 3.4%
Ferrari NV	25,924	11,013,552
Japan - 14.9%
Ajinomoto Co., Inc.	278,000	11,317,617
Hoya Corp.	60,400	7,496,020
ITOCHU Corp.	194,600	9,569,334
Keyence Corp.	28,300	11,503,139
Pan Pacific International Holdings Corp.	333,500	9,060,104
		48,946,214
Netherlands - 9.2%
Adyen NV (A) (B)	5,744	8,550,036
ASM International NV	17,817	10,313,064
Wolters Kluwer NV	68,874	11,443,436
		30,306,536
	Shares	Value
COMMON STOCKS (continued)
Norway - 1.8%
Salmar ASA	127,795	$ 6,073,962
Sweden - 2.6%
AddTech AB, B Shares	48,315	1,316,480
Evolution AB (B)	93,967	7,246,346
		8,562,826
Switzerland - 5.9%
Belimo Holding AG	11,203	7,408,658
Sika AG	50,434	12,033,903
		19,442,561
Taiwan - 3.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	50,300	9,933,747
United Kingdom - 3.2%
Compass Group PLC	313,072	10,433,303
United States - 10.0%
Coupang, Inc. (A)	357,065	7,848,289
Liberty Media Corp. - Liberty Formula One, Class C (A)	143,124	13,261,870
Linde PLC	27,720	11,605,532
		32,715,691
Total Common Stocks (Cost $312,306,282)		313,982,002

	Principal	Value
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp., 1.80% (C), dated 12/31/2024, to be repurchased at $10,779,752 on 01/02/2025. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2026, and with a value of $10,994,298.	$ 10,778,674	10,778,674
Total Repurchase Agreement (Cost $10,778,674)		10,778,674
Total Investments (Cost $323,084,956)		324,760,676
Net Other Assets (Liabilities) - 1.0%		3,211,695
Net Assets - 100.0%		$ 327,972,371
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Software	9.0%	$29,152,811
Broadline Retail	8.1	26,386,771
Chemicals	7.3	23,639,435
Entertainment	6.5	21,214,255
Semiconductors & Semiconductor Equipment	6.2	20,246,811
Hotels, Restaurants & Leisure	5.4	17,679,649
Food Products	5.4	17,391,579
Commercial Services & Supplies	4.3	13,960,435
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2024
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Electronic Equipment, Instruments & Components	3.5%	$11,503,139
Professional Services	3.5	11,443,436
Aerospace & Defense	3.5	11,311,666
IT Services	3.4	11,062,042
Automobiles	3.4	11,013,552
Trading Companies & Distributors	3.4	10,885,814
Consumer Staples Distribution & Retail	3.3	10,704,869
Banks	3.2	10,320,862
Insurance	3.0	9,653,417
Ground Transportation	2.8	9,203,003
Financial Services	2.6	8,550,036
Textiles, Apparel & Luxury Goods	2.4	7,612,594
Health Care Equipment & Supplies	2.3	7,496,020
Building Products	2.3	7,408,658
Life Sciences Tools & Services	1.9	6,141,148
Investments	96.7	313,982,002
Short-Term Investments	3.3	10,778,674
Total Investments	100.0%	$ 324,760,676
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$139,206,306	$174,775,696	$—	$313,982,002
Repurchase Agreement	—	10,778,674	—	10,778,674
Total Investments	$139,206,306	$185,554,370	$—	$324,760,676
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the total value of 144A securities is $15,796,382, representing 4.8% of the
Portfolio's net assets.

(C)	Rate disclosed reflects the yield at December 31, 2024.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investments, at value (cost $312,306,282)	$313,982,002
Repurchase agreement, at value (cost $10,778,674)	10,778,674
Foreign currency, at value (cost $1,476)	1,476
Receivables and other assets:
Investments sold	2,021,858
Net income from securities lending	516
Shares of beneficial interest sold	485,559
Dividends	60,274
Interest	539
Tax reclaims	1,011,729
Total assets	328,342,627
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	34,536
Investment management fees	219,570
Distribution and service fees	20,250
Transfer agent costs	342
Trustee and CCO fees	95
Audit and tax fees	24,452
Custody fees	44,245
Legal fees	4,584
Printing and shareholder reports fees	17,240
Other accrued expenses	4,942
Total liabilities	370,256
Net assets	$327,972,371
Net assets consist of:
Capital stock ($0.01 par value)	$406,846
Additional paid-in capital	290,126,953
Total distributable earnings (accumulated losses)	37,438,572
Net assets	$327,972,371
Net assets by class:
Initial Class	$237,774,533
Service Class	90,197,838
Shares outstanding:
Initial Class	29,284,146
Service Class	11,400,451
Net asset value and offering price per share:
Initial Class	$8.12
Service Class	7.91
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Investment income:
Dividend income	$9,645,138
Interest income	138,085
Net income from securities lending	18,197
Withholding taxes on foreign income	(911,276)
Total investment income	8,890,144
Expenses:
Investment management fees	2,782,419
Distribution and service fees:
Service Class	243,749
Transfer agent costs	4,069
Trustee and CCO fees	17,501
Audit and tax fees	27,136
Custody fees	75,606
Legal fees	111,171
Printing and shareholder reports fees	75,742
Other	25,957
Total expenses before waiver and/or reimbursement and recapture	3,363,350
Expenses waived and/or reimbursed:
Service Class	(144)
Recapture of previously waived and/or reimbursed fees:
Service Class	144
Net expenses	3,363,350
Net investment income (loss)	5,526,794
Net realized gain (loss) on:
Investments	34,094,825
Foreign currency transactions	(390,427)
Net realized gain (loss)	33,704,398
Net change in unrealized appreciation (depreciation) on:
Investments	(40,148,038)
Translation of assets and liabilities denominated in foreign currencies	(78,739)
Net change in unrealized appreciation (depreciation)	(40,226,777)
Net realized and change in unrealized gain (loss)	(6,522,379)
Net increase (decrease) in net assets resulting from operations	$(995,585)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations:
Net investment income (loss)	$5,526,794	$8,072,117
Net realized gain (loss)	33,704,398	16,022,011
Net change in unrealized appreciation (depreciation)	(40,226,777)	18,776,399
Net increase (decrease) in net assets resulting from operations	(995,585)	42,870,527
Dividends and/or distributions to shareholders:
Initial Class	(14,308,910)	(5,228,746)
Service Class	(5,228,629)	(1,711,160)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(19,537,539)	(6,939,906)
Capital share transactions:
Proceeds from shares sold:
Initial Class	35,261,333	23,434,385
Service Class	4,841,759	2,171,642
	40,103,092	25,606,027
Dividends and/or distributions reinvested:
Initial Class	14,308,910	5,228,746
Service Class	5,228,629	1,711,160
	19,537,539	6,939,906
Cost of shares redeemed:
Initial Class	(62,424,803)	(52,154,535)
Service Class	(11,373,952)	(14,522,815)
	(73,798,755)	(66,677,350)
Net increase (decrease) in net assets resulting from capital share transactions	(14,158,124)	(34,131,417)
Net increase (decrease) in net assets	(34,691,248)	1,799,204
Net assets:
Beginning of year	362,663,619	360,864,415
End of year	$327,972,371	$362,663,619
Capital share transactions - shares:
Shares issued:
Initial Class	4,039,182	2,856,754
Service Class	566,126	268,563
	4,605,308	3,125,317
Shares reinvested:
Initial Class	1,611,364	628,455
Service Class	603,768	210,475
	2,215,132	838,930
Shares redeemed:
Initial Class	(6,946,833)	(6,277,042)
Service Class	(1,309,031)	(1,802,895)
	(8,255,864)	(8,079,937)
Net increase (decrease) in shares outstanding:
Initial Class	(1,296,287)	(2,791,833)
Service Class	(139,137)	(1,323,857)
	(1,435,424)	(4,115,690)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$8.67	$7.86	$10.77	$9.84	$8.32
Investment operations:
Net investment income (loss)(A)	0.14	0.19	0.19	0.18	0.12
Net realized and unrealized gain (loss)	(0.19)	0.79	(2.36)	0.88	1.59
Total investment operations	(0.05)	0.98	(2.17)	1.06	1.71
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.17)	(0.27)	(0.13)	(0.19)
Net realized gains	(0.29)	—	(0.47)	—	—
Total dividends and/or distributions to shareholders	(0.50)	(0.17)	(0.74)	(0.13)	(0.19)
Net asset value, end of year	$8.12	$8.67	$7.86	$10.77	$9.84
Total return	(1.05)%	12.53%	(20.04)%	10.82%	20.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$237,774	$265,064	$262,221	$357,374	$383,396
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.85%	0.82%	0.83%	0.82%
Including waiver and/or reimbursement and recapture	0.86%	0.85%	0.82%	0.83%	0.82%
Net investment income (loss) to average net assets	1.60%	2.28%	2.23%	1.71%	1.46%
Portfolio turnover rate	142%	39%	36%	20%	30%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$8.46	$7.67	$10.53	$9.62	$8.14
Investment operations:
Net investment income (loss)(A)	0.11	0.17	0.17	0.15	0.09
Net realized and unrealized gain (loss)	(0.18)	0.77	(2.32)	0.87	1.56
Total investment operations	(0.07)	0.94	(2.15)	1.02	1.65
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.15)	(0.24)	(0.11)	(0.17)
Net realized gains	(0.29)	—	(0.47)	—	—
Total dividends and/or distributions to shareholders	(0.48)	(0.15)	(0.71)	(0.11)	(0.17)
Net asset value, end of year	$7.91	$8.46	$7.67	$10.53	$9.62
Total return	(1.33)%	12.27%	(20.29)%	10.63%	20.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$90,198	$97,600	$98,643	$137,574	$129,234
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11%	1.10%	1.07%	1.08%	1.07%
Including waiver and/or reimbursement and recapture	1.11%(B)	1.10%	1.07%	1.08%	1.07%
Net investment income (loss) to average net assets	1.31%	2.08%	1.98%	1.45%	1.18%
Portfolio turnover rate	142%	39%	36%	20%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Focus VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024,
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2024 by the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. SECURITIES AND OTHER INVESTMENTS
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2024, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Portfolio has not utilized the program.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2024.
Repurchase agreements at December 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. RISK FACTORS (continued)
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Focused investing risk: To the extent the Portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, or a significant portion of its assets in a single issuer or small number of issuers, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Currency risk: The value of a Portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective October 26, 2024
First $500 million	0.750%
Over $500 million up to $1 billion	0.740
Over $1 billion up to $2 billion	0.690
Over $2 billion up to $3 billion	0.675
Over $3 billion	0.660
Prior to October 26, 2024
First $500 million	0.770
Over $500 million up to $1 billion	0.760
Over $1 billion up to $2 billion	0.710
Over $2 billion up to $3 billion	0.695
Over $3 billion	0.680
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.88%	May 1, 2025
Service Class	1.13	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2025. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2024, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$496,649,917	$—	$529,910,510	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and forward contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$324,223,876	$18,392,821	$(17,856,021)	$536,800
As of December 31, 2024, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Portfolio did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$8,077,629	$—	$11,459,910	$—	$6,939,906	$—	$—	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$5,106,504	$—	$31,858,954	$—	$—	$—	$473,114
10. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Portfolio adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Portfolio's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
10. OPERATING SEGMENTS (continued)
by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica International Focus VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica International Focus VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $11,459,910 for the year ended December 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 5,503,685	$798,832
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
APPROVAL OF SUB-ADVISORY AGREEMENTS
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on October 25, 2024, the Board considered the termination of Epoch Investment Partners, Inc. (“Epoch”) as sub-adviser to Transamerica International Focus VP (the “Portfolio”) and the approval of a proposed interim sub-advisory agreement between TAM and Sands Capital Management, LLC (“Sands Capital”) with respect to the Portfolio (the “Sands Interim Sub-Advisory Agreement”), as well as the approval of revised management and sub-advisory fee schedules for the Portfolio, each of which took effect at the close of business on October 25, 2024. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the Sands Interim Sub-Advisory Agreement and Sands Capital began sub-advising the Portfolio on October 25, 2024, pursuant to the Sands Interim Sub-Advisory Agreement for a duration of no greater than 150 days.
At a meeting held on December 11-12, 2024, the Board considered the approval of a proposed continuing sub-advisory agreement between TAM and Sands Capital with respect to the Portfolio (the “Sands Continuing Sub-Advisory Agreement” and together with the Sands Interim Sub-Advisory Agreement, the “Sands Sub-Advisory Agreements”), which took effect at the close of business on December 12, 2024 and superseded the Sands Interim Sub-Advisory Agreement. The Board, including the Independent Trustees, unanimously approved the Sands Continuing Sub-Advisory Agreement for an initial two-year period. The Sands Interim Sub-Advisory Agreement and the Sands Continuing Sub-Advisory Agreement are substantially identical except for term provisions.
Following its review and consideration, the Board determined that the terms of the Sands Sub-Advisory Agreements were reasonable and that approval of each Sands Sub-Advisory Agreement was in the best interests the portfolio and its holders. Prior to reaching their decision with respect to each Sands Sub-Advisory Agreement, the Board requested and received from TAM and Sands Capital certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Sands Sub-Advisory Agreements. Among other materials, the Board considered fee, expense and profitability information prepared by TAM. At the December 2024 meeting, the Board received information regarding TAM’s assessment of the sub-advisory services provided by Sands Capital between October 25, 2024, and the date of the meeting. The Board noted that, consistent with Rule 15a-4, the compensation to be received by Sands Capital under the Sands Interim Sub-Advisory Agreement is no greater than the compensation that Epoch would have received under the Prior Sub-Advisory Agreements.
In their deliberations, the Independent Trustees met privately without representatives of TAM or Sands Capital present and were represented throughout the process by their independent legal counsel. In considering whether to approve the Sands Sub-Advisory Agreements, the Board evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
In evaluating the nature, extent and quality of the services to be provided by Sands Capital under the Sands Sub-Advisory Agreements, the Board considered information provided by TAM and Sands Capital regarding the operations, facilities, organization and personnel of Sands Capital, the anticipated ability of Sands Capital to perform its duties under the Sands Sub-Advisory Agreements and the proposed changes to the Portfolio’s principal investment strategies. The Board further considered: (i) that Sands Capital is an experienced asset management firm; (ii) TAM’s recommendation that Sands Capital be appointed as sub-adviser to the Portfolio; and (iii) TAM’s belief that Sands Capital has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on TAM’s assessment of Sands Capital’s organization, investment personnel and experience. The Board also considered Sands Capital’s proposed responsibilities and experience with the Portfolio’s proposed principal investment strategies.
The Board noted that TAM had advised the Board that neither the approval of the Sands Sub-Advisory Agreements nor the approval of the new management and sub-advisory fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolio and its holders, including compliance services. Based on these and other considerations, the Board determined that Sands Capital can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that Sands Capital’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolio.
Investment Performance
The Board considered Sands Capital’s investment management experience, capabilities and resources. The Board reviewed the historical performance the Portfolio for the past 1-, 3- and 5- year periods and the period since the inception of the Portfolio’s new proposed strategy, each ended September 30, 2024, as compared to: (i) the historical performance of the proposed strategy for the Portfolio; (ii) the benchmark that TAM utilizes to measure performance of the Portfolio (“Performance Benchmark”); and (iii) the Portfolio’s current and proposed Morningstar peer group medians. The Board noted that the proposed strategy outperformed the Portfolio, the Performance Benchmark and the Portfolio’s current and proposed Morningstar peer group medians over the past 1- and 5-year periods and over the
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

APPROVAL OF SUB-ADVISORY AGREEMENTS (continued)
period since the proposed strategy’s inception. The Board noted that the proposed strategy underperformed the Portfolio, the performance benchmark and the Portfolio’s Morningstar peer group medians over the past 3-year period.
On the basis of this information and the Board’s assessment of the nature, extent and quality of the sub-advisory services to be provided by Sands Capital, the Board concluded that Sands Capital is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and holder needs.
Management and Sub-Advisory Fees and Total Expense Ratio
The Board considered the new management and sub-advisory fee schedules (“Fee Changes”) for the Portfolio. The Board noted that the sub-advisory fee schedules for the Sands Interim Sub-Advisory Agreement and the Sands Continuing Sub-Advisory Agreement are identical. The Board noted that the Fee Changes would result in lower management and sub-advisory fees paid as of October 25, 2024, resulting in immediate savings for current holders.
The Board reviewed the management fee and total expense ratio of each class of the Portfolio, based on the annual fund operating expenses disclosed in the current prospectus and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board considered the management fees of the Portfolio would be equal to the applicable Lipper and Morningstar peer group medians. The Board further considered that the total expense ratio of each class of the Portfolio’s shares would be below the applicable Lipper and Morningstar peer group medians.
The Board considered that TAM had negotiated with Sands Capital to have the assets of the Portfolio and of Transamerica International Focus, a series of Transamerica Funds, aggregated with the assets of the Great Gray Trust Company Transamerica International Growth CIT for purposes of computing breakpoints in the sub-advisory fee schedules under the Sands Sub-Advisory Agreements.
The Board considered the portion of the Portfolio’s management fees to be retained by TAM following payment of the sub-advisory fees by TAM to Sands Capital under the Sands Sub-Advisory Agreements and noted that TAM considered the amount to be reasonable compensation for its services. The Board also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of holders. On the basis of these and other considerations, together with the other information it considered, the Board determined that the new management and sub-advisory fee schedules were reasonable in light of the services to be provided.
Cost of Services Provided and Level of Profitability
The Board considered the sub-advisory fee schedules under the Sands Sub-Advisory Agreements, noting that the proposed sub-advisory fee schedules payable by TAM to Sands Capital are lower than the fee schedules in the sub-advisory agreement TAM had previously entered into with Epoch, on behalf of the Portfolio, and are the product of arm’s-length negotiation between TAM and Sands Capital, which is not affiliated with TAM, and would be paid by TAM and not the Portfolio. As a result, the Board did not consider Sands Capital’s anticipated profitability to be material to its decision to approve the Sands Sub-Advisory Agreements. On the basis of these considerations, together with the other information they considered, the Board determined that the sub-advisory fees to be received by Sands Capital under the Sands Sub-Advisory Agreements are reasonable in light of the sub-advisory services to be provided. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets as of September 30, 2024, assuming implementation of the Fee Changes, TAM would experience a minimal increase in net management fees it retains with respect to the Portfolio and that the Portfolio’s revised net management fee would allow TAM to be reasonably compensated for its services.
Economies of Scale
In evaluating the extent to which the Portfolio’s new management fee schedule, and the sub-advisory fees payable under the Sands Sub-Advisory Agreements, reflect economies of scale or would permit economies of scale to be realized in the future, the Board considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to Sands Capital, in light of any economies of scale experienced in the future.
Fall-Out Benefits
The Board considered other benefits expected to be derived by Sands Capital from its relationships with the Portfolio. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with Sands Capital or the Portfolio, and that TAM believes that the use of soft dollars by Sands Capital is generally appropriate and in the best interest of the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica International Focus VP

APPROVAL OF SUB-ADVISORY AGREEMENTS (continued)
Conclusion
After consideration of the factors described above, as well as other factors, the Board, including the Independent Trustees, concluded that the approval of the new management and sub-advisory fee schedules and each Sands Sub-Advisory Agreement was in the best interests of the Portfolio and its holders and voted to approve the new management and sub-advisory fee schedules and the Sands Sub-Advisory Agreements.
Transamerica Series Trust
Annual Financial Statements 2024

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
4026137 01/25
©2025 Transamerica Corporation. All Rights Reserved.

(b)	The registrant’s Financial Highlights are filed under Item 7(a) of this Form.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.

There are no proxy disclosures for the registrant during the period covered by this report.

Item 10:	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Renumeration Paid to Directors, Officers, and Others of Open-End Investment Companies is included within the Financial Statements filed under Item 7(a) of this Form.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.

The registrant’s Statements Regarding Basis for Approval of Investment Management and Sub- Advisory Contracts is included within the Financial Statements filed under Item 7(a) of this Form.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 15:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees that have been implemented since the registrant last provided disclosure in response to the requirements of this Item.

Item 16:	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files on Form N-CSR is (a) accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 18:	Recovery of Erroneously Awarded Compensation.

Not applicable to the registrant.

Item 19:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The registrant’s code of ethics is attached hereto.

(a)(2)

Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable to the registrant.

(a)(3)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is attached hereto.

(a)(4)

Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)

The certification by the registrant’s principal executive officer and principal financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 4, 2025

By:	/s/ Joshua Durham
Joshua Durham
Vice President, Chief Operating Officer and Interim Treasurer
(Principal Financial Officer and
Principal Accounting Officer)

Date:	March 4, 2025

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

19(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
19(a)(3)	Section 302 N-CSR Certification of Principal Executive Officer
19(a)(3)	Section 302 N-CSR Certification of Principal Financial Officer
19(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer